(2_FIDELITY_LOGOS)FIDELITY
SELECT
PORTFOLIOS(REGISTERED TRADEMARK)
AIR TRANSPORTATION
AMERICAN GOLD
AUTOMOTIVE
BIOTECHNOLOGY
BROKERAGE AND INVESTMENT MANAGEMENT
BUSINESS SERVICES AND OUTSOURCING
CHEMICALS
COMPUTERS
CONSTRUCTION AND HOUSING
CONSUMER INDUSTRIES
CYCLICAL INDUSTRIES
DEFENSE AND AEROSPACE
DEVELOPING COMMUNICATIONS
ELECTRONICS
ENERGY
ENERGY SERVICE
ENVIRONMENTAL SERVICES
FINANCIAL SERVICES
FOOD AND AGRICULTURE
HEALTH CARE
HOME FINANCE
INDUSTRIAL EQUIPMENT
INDUSTRIAL MATERIALS
INSURANCE
LEISURE
MEDICAL DELIVERY
MEDICAL EQUIPMENT AND SYSTEMS*
MONEY MARKET
MULTIMEDIA
NATURAL GAS
NATURAL RESOURCES
PAPER AND FOREST PRODUCTS
PRECIOUS METALS AND MINERALS
REGIONAL BANKS
RETAILING
SOFTWARE AND COMPUTER SERVICES
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES GROWTH
ANNUAL REPORT
FOR THE YEAR ENDING
FEBRUARY 28, 1998
AND
PROSPECTUS
DATED APRIL 28, 1998
* Prospectus only
CONTENTS


PERFORMANCE OVERVIEW       A-4

FUND UPDATES*

CONSUMER SECTOR            A-6    CONSUMER INDUSTRIES
                           A-14   FOOD AND AGRICULTURE
                           A-20   LEISURE
                           A-27   MULTIMEDIA
                           A-33   RETAILING

CYCLICALS SECTOR           A-38   AIR TRANSPORTATION
                           A-44   AUTOMOTIVE
                           A-50   CHEMICALS
                           A-56   CYCLICAL INDUSTRIES
                           A-63   CONSTRUCTION AND HOUSING
                           A-69   DEFENSE AND AEROSPACE
                           A-75   ENVIRONMENTAL SERVICES
                           A-81   INDUSTRIAL EQUIPMENT
                           A-87   INDUSTRIAL MATERIALS
                           A-93   PAPER AND FOREST PRODUCTS
                           A-98   TRANSPORTATION

FINANCIAL SERVICES SECTOR  A-104  BROKERAGE AND INVESTMENT MANAGEMENT
                           A-110  FINANCIAL SERVICES
                           A-116  HOME FINANCE
                           A-123  INSURANCE
                           A-129  REGIONAL BANKS

HEALTH CARE SECTOR         A-135  BIOTECHNOLOGY
                           A-141  HEALTH CARE
                           A-147  MEDICAL DELIVERY

NATURAL RESOURCES SECTOR   A-153  AMERICAN GOLD
                           A-159  ENERGY
                           A-165  ENERGY SERVICE
                           A-171  NATURAL RESOURCES
                           A-178  PRECIOUS METALS AND MINERALS

* FUND UPDATES FOR EACH SELECT PORTFOLIO INCLUDE: PERFORMANCE AND
INVESTMENT SUMMARY, MANAGER'S OVERVIEW, INVESTMENTS, AND FINANCIAL
STATEMENTS.

TECHNOLOGY SECTOR                      A-184  BUSINESS SERVICES AND OUTSOURCING
                                       A-190  COMPUTERS
                                       A-196  DEVELOPING COMMUNICATIONS
                                       A-202  ELECTRONICS
                                       A-208  SOFTWARE AND COMPUTER SERVICES
                                       A-214  TECHNOLOGY

UTILITIES SECTOR                       A-221  NATURAL GAS
                                       A-227  TELECOMMUNICATIONS
                                       A-233  UTILITIES GROWTH

                                       A-239  MONEY MARKET

NOTES TO FINANCIAL STATEMENTS          A-245  FOOTNOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS      A-249  THE AUDITORS' OPINION

DISTRIBUTIONS                          A-250

FIDELITY SELECT PORTFOLIOS PROSPECTUS  P-1


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. PERFORMANCE OVERVIEW


DEAR SHAREHOLDER:
A strong U.S. economy, low inflation and the Asian financial crisis played leading roles in the direction of the U.S. stock market for the 12-month period that ended February 28, 1998. The Standard & Poor's 500 Index (S&P 500) - a large-capitalization-oriented index based on the performance of 500 widely held stocks, often used as a measure of the U.S. stock market - returned 35.01% during the period, well ahead of its historical annual average return of around 11%.
Of the 38 Select equity portfolios, 17 topped the S&P 500's return for the past 12 months, some by wide margins. To put that in perspective, only seven Select funds had outperformed the index for the 12 months that ended February 28, 1997. The best-performing Select fund over the past year was Air Transportation, which generated a gain of 61.10%. Precious Metals & Minerals - which tends to do better during periods of higher inflation - had the worst performance during the period, declining 47.55%. A new fund, Fidelity Select Business Services and Outsourcing Portfolio commenced operations on February 4, 1998.
During the first five months of the period, the stock market's rise was relatively narrow as investors focused on blue chip stocks - those of high-quality, household-name companies. The Dow Jones Industrial Average closed above 8000 for the first time ever in July. In August and September, the market broadened, and small- to mid-cap stocks started to outperform on a relative basis. Then Asia entered the picture.
In part due to over-investment, rising debt levels, weak exports and subsequent current account deficits, several small Asian countries were forced to devalue their currencies in July and August. By late October, Southeast Asia's regional foreign exchange contagion hit larger markets, such as Hong Kong and Japan. In response, the Dow tumbled over 550 points in one trading session, only to rise over 330 points the next day as investors began to focus on higher-quality stocks with good liquidity and minimal international exposure.
In contrast to the Asian economies, the U.S. economy continued to expand at a moderate-to-strong pace. That rate of growth, coupled with low inflation and low interest rates, provided a generally favorable backdrop for U.S. equities, and the market rebounded through January and February of this year.
With the solid domestic economy as a backdrop, the CONSUMER sector produced strong returns. Retailing was the top performer, as retailers continued their efforts to improve profitability and streamline operations. Multimedia and Leisure benefited from several trends in the advertising industry that bolstered the performance of some of their key investments. Consumer Industries also performed well, but Food and Agriculture struggled.
In terms of CYCLICAL stocks - those that tend to parallel the ups and downs of the economy - the solid U.S. economy combined with Asia's currency crisis to produce mixed results. Air Transportation, Defense and Aerospace, and Transportation performed very well, due mostly to favorable supply and demand conditions, while Construction and Housing benefited from low interest rates. The overall performance of Paper and Forest Products, Industrial Materials, Industrial Equipment and Cyclical Industries, however, was hurt by the volatility in Asian markets and questions about continuing demand from that region for the sectors' products. Weak commodity pricing trends hurt Chemicals, while Environmental Services suffered due to concerns in the waste industry. Automotive lagged the market's return.
As they have for the past few years, FINANCIAL SERVICES stocks continued to perform very well. Brokerage and Investment Management, Financial Services, Insurance and Regional Banks each rode favorable economic conditions to post returns above that of the S&P 500. Home Finance had good returns, but declined toward the end of the period due to an increase in mortgage refinancing activity.
The HEALTH CARE sector registered mixed results for a variety of reasons. While Health Care performed capably - mostly due to its exposure to pharmaceutical stocks - Medical Delivery and Biotechnology encountered difficulties. The two groups in which Medical Delivery invests - managed-care companies and hospitals - both struggled. Biotechnology lagged the index due mostly to disappointing sales within the sector.
The performance of Select funds in the NATURAL RESOURCES area also was mixed. Energy Service performed quite well due to the beneficial supply/demand scenario in place for much of the period. In contrast, however, American Gold and Precious Metals and Minerals continued to encounter challenges caused by weak gold prices. Natural Resources and Energy trailed the S&P, mainly due to a falloff in demand for commodities due to the Asian situation.
Since Asia accounts for a significant portion of TECHNOLOGY demand, investor concerns led to subpar performance for Technology, Electronics, Computers and Developing Communications. Software and Computer Services topped the S&P 500 during the period based on excellent stock picking. However, the technology sector rebounded strongly over the last two months of the period, as the overall U.S. equity market seemed to put Asia behind it.
As the volatility in Asia was peaking in late October, investors began to favor stocks with less global exposure, including those in the UTILITIES group. Utilities Growth and Telecommunications each benefited from this trend. Natural Gas, however, struggled due to weak demand for the commodity and the influence of falling oil prices.
As the period came to a close, the U.S. equity markets were surging yet again. Given the opportunity to digest the developments in Asia, U.S. equities showed their resiliency, as moderate economic growth, low inflation and low interest rates continued to provide a strong underpinning for the markets. Investors will be monitoring developments in China - where any currency depreciation would be a big negative - in Japan - which has yet to implement sustainable economic reforms - and elsewhere throughout the region.
In the pages that follow, you'll find detailed summaries for each of the Select funds. We hope that you find them informative and useful for evaluating your investments. Thank you very much for your continued interest in the Fidelity Select Portfolios.
Sincerely




William R. Ebsworth
Group Leader, FMR Research
Select Group Leader
CUMULATIVE TOTAL RETURNS
FOR THE YEAR ENDED FEBRUARY 28, 1998
Row: 1, Col: 1, Value: 61.1
Row: 2, Col: 1, Value: 57.56
Row: 3, Col: 1, Value: 52.61
Row: 4, Col: 1, Value: 48.43
Row: 5, Col: 1, Value: 47.29000000000001
Row: 6, Col: 1, Value: 46.52
Row: 7, Col: 1, Value: 42.81
Row: 8, Col: 1, Value: 42.68
Row: 9, Col: 1, Value: 42.42
Row: 10, Col: 1, Value: 41.15
Row: 11, Col: 1, Value: 41.08
Row: 12, Col: 1, Value: 40.36
Row: 13, Col: 1, Value: 40.04
Row: 14, Col: 1, Value: 36.64
Row: 15, Col: 1, Value: 36.47
Row: 16, Col: 1, Value: 36.2
Row: 17, Col: 1, Value: 35.5
Row: 18, Col: 1, Value: 35.01
Row: 19, Col: 1, Value: 32.39
Row: 20, Col: 1, Value: 28.17
Row: 21, Col: 1, Value: 25.77
Row: 22, Col: 1, Value: 25.76
Row: 23, Col: 1, Value: 24.92
Row: 24, Col: 1, Value: 24.15
Row: 25, Col: 1, Value: 23.58
Row: 26, Col: 1, Value: 22.78
Row: 27, Col: 1, Value: 21.97
Row: 28, Col: 1, Value: 20.4
Row: 29, Col: 1, Value: 20.33
Row: 30, Col: 1, Value: 19.47
Row: 31, Col: 1, Value: 16.11
Row: 32, Col: 1, Value: 15.53
Row: 33, Col: 1, Value: 13.52
Row: 34, Col: 1, Value: 8.9
Row: 35, Col: 1, Value: 8.739999999999998
Row: 36, Col: 1, Value: 7.3
Row: 37, Col: 1, Value: 6.59
Row: 38, Col: 1, Value: -43.15
Row: 39, Col: 1, Value: -47.55
Row: 40, Col: 1, Value: 0.0
Air Transportation 61.10%Brokerage and Investment Management 57.56%Retailing 52.61%Energy Service 48.43%Leisure 47.29%Telecommunications 46.52%Insurance 42.81%Defense & Aerospace 42.68%Multimedia 42.42%Transportation 41.15%Financial Services 41.08%Consumer Industries 40.36%Construction and Housing 40.04%Regional Banks 36.64%Health Care 36.47%Utilities Growth 36.20%Software and Computer Services 35.50%S&P 500 35.01%Home Finance 32.39%Developing Communications 28.17%Cyclical Industries 1 25.77%Industrial Equipment 25.76%Technology 24.92%Electronics 24.15%Food & Agriculture 23.58%Automotive 22.78%Medical Delivery 21.97%Energy 20.40%Computers 20.33%Chemicals 19.47%Biotechnology 16.11%Paper & Forest 15.53%Environmental Services 13.52%Business Services and Outsourcing 2 8.90%Natural Gas 8.74%Natural Resources 1 7.30%Industrial Materials 6.59%American Gold -43.15%Precious Metals & Minerals -47.55%

1. RETURNS ARE FROM INCEPTION DATE MARCH 3, 1997.
2. RETURN IS FROM INCEPTION DATE FEBRUARY 4, 1998.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURNS INCLUDE CHANGES IN A FUND'S SHARE PRICE, PLUS REINVESTMENT OF ANY DIVIDENDS AND CAPITAL GAINS BUT DO NOT INCLUDE SELECT'S 3% SALES CHARGE, AND CERTAIN FEES PAID BY SHAREHOLDERS UPON EXCHANGE OR REDEMPTION. FIGURES FOR THE STANDARD & POOR'S 500 INDEX
(S&P 500 (registered trademark)), AN UNMANAGED INDEX OF COMMON STOCK PRICES, INCLUDE REINVESTMENT OF DIVIDENDS. S&P 500 IS A REGISTERED TRADEMARK OF STANDARD & POOR'S. ALL PERFORMANCE NUMBERS ARE HISTORICAL; EACH EQUITY FUND'S SHARE PRICE AND RETURN WILL VARY AND SHAREHOLDERS MAY HAVE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES FOR SOME OF THE FUNDS, THOSE RETURNS WOULD HAVE BEEN LOWER.
CONSUMER INDUSTRIES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                    PAST 1  PAST 5   LIFE OF
FEBRUARY 28, 1998                YEAR    YEARS    FUND

SELECT CONSUMER INDUSTRIES       40.36%  158.94%  269.75%

SELECT CONSUMER INDUSTRIES       36.07%  151.10%  258.58%
(LOAD ADJ.)

S&P 500                          35.01%  166.84%  260.03%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 29, 1990. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1  PAST 5  LIFE OF
FEBRUARY 28, 1998            YEAR    YEARS   FUND

SELECT CONSUMER INDUSTRIES   40.36%  20.96%  18.60%

SELECT CONSUMER INDUSTRIES   36.07%  20.22%  18.11%
(LOAD ADJ.)

S&P 500                      35.01%  21.69%  18.19%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19980228 19980305 124419 S00000000000001
             Consumer Industries         S&P 500
             00517                       SP001
  1990/06/29       9700.00                    10000.00
  1990/07/31       9670.90                     9968.00
  1990/08/31       8943.40                     9066.89
  1990/09/30       8439.00                     8625.34
  1990/10/31       8749.40                     8588.25
  1990/11/30       9234.40                     9143.05
  1990/12/31       9593.72                     9398.14
  1991/01/31       9808.43                     9807.90
  1991/02/28      10569.68                    10509.16
  1991/03/31      11077.18                    10763.48
  1991/04/30      10950.31                    10789.32
  1991/05/31      11477.33                    11255.41
  1991/06/30      10911.27                    10739.92
  1991/07/31      11623.72                    11240.40
  1991/08/31      12101.94                    11506.79
  1991/09/30      11994.59                    11314.63
  1991/10/31      12375.21                    11466.25
  1991/11/30      11857.95                    11004.16
  1991/12/31      13290.07                    12263.03
  1992/01/31      13379.46                    12034.94
  1992/02/29      13836.37                    12191.39
  1992/03/31      13677.45                    11953.66
  1992/04/30      13717.18                    12305.10
  1992/05/31      13627.78                    12365.39
  1992/06/30      13015.69                    12181.15
  1992/07/31      13388.15                    12679.36
  1992/08/31      13253.65                    12419.43
  1992/09/30      13377.81                    12565.98
  1992/10/31      13595.08                    12609.96
  1992/11/30      14246.90                    13039.96
  1992/12/31      14427.78                    13200.35
  1993/01/31      14331.67                    13311.24
  1993/02/28      13851.10                    13492.27
  1993/03/31      14662.73                    13776.96
  1993/04/30      14566.61                    13443.55
  1993/05/31      15719.98                    13803.84
  1993/06/30      15730.66                    13843.87
  1993/07/31      15880.17                    13788.50
  1993/08/31      16916.07                    14311.08
  1993/09/30      17289.85                    14200.89
  1993/10/31      17823.81                    14494.84
  1993/11/30      17428.68                    14357.14
  1993/12/31      17987.73                    14530.86
  1994/01/31      17835.98                    15024.91
  1994/02/28      17789.29                    14617.74
  1994/03/31      16645.36                    13980.40
  1994/04/30      16823.06                    14159.35
  1994/05/31      16600.01                    14391.57
  1994/06/30      15684.31                    14038.97
  1994/07/31      16106.94                    14499.45
  1994/08/31      17046.12                    15093.93
  1994/09/30      16729.15                    14724.13
  1994/10/31      17057.86                    15055.42
  1994/11/30      16224.34                    14507.10
  1994/12/31      16716.09                    14722.24
  1995/01/31      16569.67                    15103.99
  1995/02/28      16972.32                    15692.59
  1995/03/31      17435.98                    16155.68
  1995/04/30      17815.10                    16631.47
  1995/05/31      18145.91                    17296.23
  1995/06/30      18133.66                    17698.02
  1995/07/31      18893.31                    18284.88
  1995/08/31      18856.56                    18330.78
  1995/09/30      19861.26                    19104.34
  1995/10/31      20755.69                    19036.14
  1995/11/30      21980.94                    19871.82
  1995/12/31      21446.67                    20254.55
  1996/01/31      21446.67                    20944.02
  1996/02/29      22065.08                    21138.17
  1996/03/31      22844.29                    21341.73
  1996/04/30      23611.12                    21656.31
  1996/05/31      24835.58                    22214.82
  1996/06/30      24711.90                    22299.46
  1996/07/31      22015.61                    21314.27
  1996/08/31      22361.92                    21763.79
  1996/09/30      23809.01                    22988.66
  1996/10/31      23994.54                    23622.68
  1996/11/30      24674.80                    25408.32
  1996/12/31      24266.64                    24904.98
  1997/01/31      25355.05                    26461.05
  1997/02/28      25552.95                    26668.50
  1997/03/31      24798.48                    25572.69
  1997/04/30      24984.00                    27099.38
  1997/05/31      26715.57                    28749.19
  1997/06/30      28026.61                    30037.16
  1997/07/31      29646.86                    32427.21
  1997/08/31      28929.50                    30610.64
  1997/09/30      31836.05                    32287.18
  1997/10/31      31205.27                    31208.79
  1997/11/30      32541.05                    32653.45
  1997/12/31      33501.90                    33214.11
  1998/01/31      33331.18                    33581.45
  1998/02/27      35858.32                    36003.35
IMATRL PRASUN   SHR__CHT 19980228 19980305 124422 R00000000000095
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Consumer Industries Portfolio on June 29, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $35,858 - a 258.58% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $36,003 - a 260.03% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                               % OF FUND'S
                               INVESTMENTS

COCA-COLA CO. (THE)            6.0

WAL-MART STORES, INC.          5.8

PEPSICO, INC.                  5.1

PROCTER & GAMBLE CO.           4.4

GILLETTE CO.                   4.2

DISNEY (WALT) CO.              3.7

PHILIP MORRIS COMPANIES, INC.  3.4

HOME DEPOT, INC.               2.2

SAFEWAY, INC.                  1.8

TIME WARNER, INC.              1.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
SOFT DRINKS 11.1%
SOAPS & DETERGENTS 7.1%
GENERAL MERCHANDISE STORES 6.8%
COSMETICS 6.0%
MOTION PICTURE PRODUCTION 4.9%
ALL OTHERS 64.1%
ROW: 1, COL: 1, VALUE: 64.09999999999999
ROW: 1, COL: 2, VALUE: 4.9
ROW: 1, COL: 3, VALUE: 6.0
ROW: 1, COL: 4, VALUE: 6.8
ROW: 1, COL: 5, VALUE: 7.1
ROW: 1, COL: 6, VALUE: 11.1
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
CONSUMER INDUSTRIES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Doug Chase,
Portfolio Manager of Fidelity Select Consumer Industries Portfolio
Q. DOUG, HOW DID THE FUND PERFORM?
A. For the 12-month period that ended February 28, 1998, the fund returned 40.36%, outperforming the Standard & Poor's 500 Index return of 35.01% for the same time period.
Q. WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE PERIOD?
A. It was a mixed environment for consumer stocks. The strong economic growth of the first half of the year was followed by a major market correction in August and subsequent market aftershocks caused by turmoil in Asia. Good but unexciting earnings reports also helped the market lose some of its momentum, as did a strengthening of the dollar, which hurt prospects for multinational corporations' profits. However, the last months of the period saw a degree of recovery in some Asian markets and good performance in many areas of consumer industries.
Q. WHAT STRATEGY DID YOU PURSUE IN THIS ENVIRONMENT?
A. In August, when I took over the fund, its emphasis was on small-capitalization stocks. I diversified the fund, placing greater emphasis on large-cap stocks, particularly in August when I felt they were undervalued. Also at that time of uncertainty in the market, I believed there could be a "flight to quality" to large-cap companies, because they tend to have more predictable earnings growth. I took the opportunity to sell many of the small-cap stocks in the fund that had performed well, and shifted assets to large-cap stocks.
Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD?
A. Wal-Mart, one of the fund's top holdings, performed well during the period. The company has changed the way retailing works in this country. Wal-Mart invested in information technology to hold inventories down and keep exactly what the customer wants on the shelf; it now allocates floor space to the categories that sell fastest. Another strong performer, ITT Corp., recently was subject to a potential takeover bid, and I sold the stock to take advantage of the jump in its stock price. BET Holdings, a top holding six months ago, also benefited from a buyout offer, and I sold it to take profits. During the last few months of the period, Coca-Cola and Procter & Gamble outperformed the market. A declining interest-rate environment such as we've had is very good for steady growth companies like the ones I just mentioned. And, when the market starts to worry about its future prospects, there is usually a flight to quality stocks like these two.
Q. EVEN WITH THE FUND'S GOOD PERFORMANCE, THERE MUST HAVE BEEN SOME DISAPPOINTMENTS . . .
A. Sure. Philip Morris turned out to be a disappointment, as an anticipated lawsuit settlement continued to be delayed. In addition, cereal companies such as Kellogg and General Mills didn't do as well as expected. This industry did not get attractive pricing nor much growth, and its product mix has shifted negatively to more generics with lower profit margins.
Q. WHAT'S HAPPENING WITH ENTERTAINMENT AND CABLE STOCKS?
A. Right now, I'm very interested in entertainment and cable operators, as well as broadcasting and advertising stocks. Ad rates are up, so broadcasters have profited by charging more for ads. Cable operators are developing the capability of two-way communication, and can raise prices and retain market share. As a result, their future is much brighter now than when satellite TV exploded onto the scene last year.
Q. WHAT'S YOUR OUTLOOK?
A. I'm cautious, as always. Although the U.S. economy is strong and unemployment continues to be low, personal indebtedness is still high. If the economy weakens, this degree of indebtedness could be a big issue. I believe that we won't know until the spring how great the impact of Asia's problems will be, and how intertwined the global economy is. Some Asian competitors are now dealing with currencies whose values have been halved; that could make them low-cost producers. And, with the U.S. market an open one, more imports could create problems for smaller U.S. niche companies. The challenge right now is that stocks aren't priced as low as they were six months ago, but my discipline - finding a balance of risk and return - tends to remain the same, regardless of market conditions.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: June 29, 1990
FUND NUMBER: 517
TRADING SYMBOL: FSCPX
SIZE: as of February 28, 1998, more than $72 million
MANAGER: Doug Chase, since August 1997;
manager, Fidelity Select Automotive Portfolio,
1994-1997; Fidelity Select Industrial Materials
Portfolio, 1994-1997; joined Fidelity in 1993
(checkmark)
CONSUMER INDUSTRIES PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.9%
 SHARES VALUE (NOTE 1)
ADVERTISING - 1.7%
ADVERTISING - 0.4%
Outdoor Systems, Inc. (a)   7,950 $ 236,993
ADVERTISING AGENCIES - 1.3%
Interpublic Group of Companies, Inc.   9,400  512,300
Omnicom Group, Inc.   9,500  434,625
  946,925
TOTAL ADVERTISING   1,183,918
AGRICULTURE - 0.3%
CROPS - 0.3%
Pioneer Hi-Bred International, Inc.   2,300  238,625
AIR TRANSPORTATION - 0.7%
TRANSPORTATION SERVICES - 0.7%
Viad Corp.   20,700  500,681
APPAREL STORES - 2.3%
FAMILY CLOTHING STORES - 0.4%
Abercrombie & Fitch Co. (a)   6,900  238,050
Stage Stores, Inc. (a)   2,300  96,600
  334,650
GENERAL APPAREL STORES - 1.4%
Gap, Inc.   14,350  641,266
TJX Companies, Inc.   9,100  351,488
  992,754
SHOE STORES - 0.5%
Payless ShoeSource, Inc. (a)   5,200  349,700
TOTAL APPAREL STORES   1,677,104
AUTOS, TIRES, & ACCESSORIES - 0.5%
AUTO PARTS - RETAIL - 0.5%
Pep Boys-Manny, Moe & Jack  15,100  386,938
BEVERAGES - 11.3%
MALT BEVERAGE - 0.2%
Coors (Adolph) Co. Class B  4,200  131,250
SOFT DRINKS - 11.1%
Coca-Cola Co. (The)  63,200  4,341,050
PepsiCo, Inc.   100,700  3,681,844
  8,022,894
TOTAL BEVERAGES   8,154,144
BROADCASTING - 5.5%
CABLE TV OPERATORS - 4.0%
Comcast Corp. Class A  14,100  490,856
Comcast Corp. Class A special  4,200  147,000
Cox Communications, Inc. Class A (a)  8,400  323,925
TCA Cable TV, Inc.   7,400  364,450
Tele-Communications, Inc. (TCI Group),
 Series A (a)   15,700  456,281
Time Warner, Inc.   16,623  1,122,053
  2,904,565
RADIO BROADCASTING - 0.9%
Chancellor Media Corp. (a)   6,600  295,350
Clear Channel Communications, Inc. (a)   3,900  353,438
  648,788
TELEVISION BROADCASTING - 0.6%
CBS Corp.   9,450  292,359
Scripps E.W. Co. Class A  2,200  116,738
  409,097
TOTAL BROADCASTING   3,962,450

 SHARES VALUE (NOTE 1)
CELLULAR - 0.7%
CELLULAR & COMMUNICATION SERVICES - 0.7%
Centennial Cellular Corp. Class A (a)  6,500 $ 121,063
Mobile Telecommunications
 Technologies, Inc. (a)   500  11,250
Nextel Communications, Inc. Class A (a)  13,500  399,094
  531,407
COMPUTER SERVICES & SOFTWARE - 1.2%
COMPUTER & SOFTWARE STORES - 0.5%
CompUSA, Inc. (a)   9,400  329,000
COMPUTER SERVICES - 0.6%
America Online, Inc. (a)   2,700  327,038
Computer Learning Centers, Inc. (a)   3,800  139,888
  466,926
PREPACKAGED COMPUTER SOFTWARE - 0.1%
Midway Games, Inc. (a)   2,300  50,600
TOTAL COMPUTER SERVICES & SOFTWARE   846,526
COMPUTERS & OFFICE EQUIPMENT - 0.2%
COMPUTER EQUIPMENT - WHOLESALE - 0.2%
CDW Computer Centers, Inc. (a)   1,900  130,150
CONSUMER DURABLES - 0.1%
MANUFACTURING INDUSTRIES, NEC - 0.1%
Blyth Industries, Inc. (a)   2,300  69,144
CONSUMER ELECTRONICS - 0.6%
APPLIANCES - 0.6%
Black & Decker Corp.   7,800  392,925
DRUG STORES - 2.1%
CVS Corp.   10,477  775,953
Rite Aid Corp.   3,600  116,550
Walgreen Co.   17,300  634,694
  1,527,197
DRUGS & PHARMACEUTICALS - 0.2%
PHARMACEUTICAL PREPARATIONS - 0.2%
Rexall Sundown, Inc. (a)   4,700  173,900
EDUCATIONAL SERVICES - 0.3%
COLLEGES, UNIVERSITIES & PROFESSIONAL SCHOOLS - 0.2%
Apollo Group, Inc. Class A (a)  4,600  194,925
EDUCATIONAL SERVICES - 0.1%
Childrens Comprehensive Services, Inc. (a) 2,800  52,150
TOTAL EDUCATIONAL SERVICES   247,075
ENGINEERING - 0.3%
SPECIAL CONTRACTORS - 0.3%
Comfort Systems USA, Inc.   11,300  218,938
ENTERTAINMENT - 5.6%
CRUISES - 0.5%
Carnival Cruise Lines, Inc. Class A  6,100  359,138
MOTION PICTURE PRODUCTION - 4.9%
Disney (Walt) Co.   23,800  2,664,113
King World Productions, Inc.   16,600  443,013
Viacom, Inc. Class B (non-vtg.) (a)  9,200  441,600
  3,548,726
RECREATIONAL SERVICES - 0.2%
Premier Parks, Inc. (a)   2,000  104,750
TOTAL ENTERTAINMENT   4,012,614
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FOODS - 7.7%
CANDY - 0.4%
Hershey Foods Corp.   3,900 $ 260,081
CANNED SPECIALTIES - 0.8%
Campbell Soup Co.   10,200  592,238
COOKIES & CRACKERS - 0.4%
Nabisco Holdings Corp. Class A  6,400  302,000
FOOD - 3.6%
Dole Food, Inc. (a)   3,600  195,525
General Mills, Inc.   5,900  424,431
Heinz (H.J.) Co.   12,800  720,800
Kellogg Co.   6,100  260,013
Sara Lee Corp.   18,100  1,022,650
  2,623,419
GENERAL FOOD PREPARATIONS - 0.2%
Sysco Corp.   2,700  127,069
GRAIN MILL PRODUCTS - 0.7%
Archer-Daniels-Midland Co.   8,900  199,694
Corn Products International, Inc. (a)   6,050  201,163
Quaker Oats Co.   2,300  123,913
  524,770
MEAT & FISH - 0.9%
ConAgra, Inc.   21,100  633,000
PACKAGED & FROZEN FOODS - 0.7%
Bestfoods  4,600  484,725
TOTAL FOODS   5,547,302
GENERAL MERCHANDISE STORES - 13.1%
DEPARTMENT STORES - 3.4%
Federated Department Stores, Inc. (a)   14,100  660,938
Kohls Corp. (a)   2,800  224,525
Meyer (Fred), Inc. (a)   6,100  271,069
Nordstrom, Inc.   2,200  126,156
Penney (J.C.) Co., Inc.   11,800  834,113
Proffitts, Inc. (a)   9,325  315,884
  2,432,685
GENERAL MERCHANDISE STORES - 6.8%
Dayton Hudson Corp.   9,300  719,006
Wal-Mart Stores, Inc.   89,900  4,163,494
  4,882,500
VARIETY STORES - 2.9%
Consolidated Stores Corp. (a)   21,928  901,789
Costco Companies, Inc. (a)   4,700  229,713
Dollar Tree Stores (a)  5,200  225,550
Michaels Stores, Inc. (a)   13,900  472,600
99 Cents Only Stores (a)  6,925  266,613
  2,096,265
TOTAL GENERAL MERCHANDISE STORES   9,411,450
GROCERY STORES - 3.1%
GROCERIES, GENERAL LINE - WHOLESALE - 0.4%
JP Foodservice, Inc. (a)   9,900  327,319
GROCERY - RETAIL - 2.7%
Albertson's, Inc.   5,600  262,150
Dominick's Supermarkets, Inc. (a)   4,200  191,100
Hannaford Brothers Co.    4,700  198,281
Safeway, Inc. (a)   36,200  1,262,475
  1,914,006
TOTAL GROCERY STORES   2,241,325

 SHARES VALUE (NOTE 1)
HOME FURNISHINGS - 0.4%
FURNITURE - 0.4%
Leggett & Platt, Inc.   5,600 $ 281,050
HOUSEHOLD PRODUCTS - 13.4%
COSMETICS - 6.0%
Alberto-Culver Co. Class A  6,600  174,075
Avon Products, Inc.   12,400  873,425
Gillette Co.   28,100  3,031,288
Estee Lauder Companies, Inc.   1,900  111,150
Revlon, Inc. Class A (a)  3,600  168,975
  4,358,913
FABRICATED RUBBER PRODUCTS - 0.2%
Rubbermaid, Inc.   4,200  121,800
MANUFACTURED PRODUCTS - 0.1%
First Brands Corp.   2,200  56,650
SOAPS & DETERGENTS - 7.1%
Clorox Co.   8,800  772,200
Dial Corp.   2,800  66,325
Procter & Gamble Co.   37,400  3,176,663
Unilever NV ADR  16,900  1,086,881
  5,102,069
TOTAL HOUSEHOLD PRODUCTS   9,639,432
LEASING & RENTAL - 0.2%
VIDEO TAPE RENTAL - 0.2%
Hollywood Entertainment Corp. (a)   13,800  151,800
LEISURE DURABLES & TOYS - 1.2%
MOTORCYCLES - 0.2%
Harley-Davidson, Inc.   4,700  136,300
SPORTING & ATHLETIC GOODS - 0.5%
Callaway Golf Co.   10,800  348,300
TOYS & GAMES - 0.5%
Mattel, Inc.   8,100  342,731
TOTAL LEISURE DURABLES & TOYS   827,331
LODGING & GAMING - 1.1%
HOTELS, MOTELS, & TOURIST COURTS - 0.7%
Promus Hotel Corp. (a)   4,700  226,775
Sun International Hotels Ltd. Ord. (a)   6,500  282,750
  509,525
LODGING PLACES, OTHER THAN HOTELS - 0.4%
Anchor Gaming (a)  4,400  299,200
TOTAL LODGING & GAMING   808,725
MEDICAL FACILITIES MANAGEMENT - 0.0%
HOME HEALTH CARE AGENCIES - 0.0%
Coram Healthcare Corp.
 warrants 7/11/99 (a)  216  -
PHOTOGRAPHIC EQUIPMENT - 0.1%
Polaroid Corp.   1,400  64,138
PRINTING - 0.6%
COMMERCIAL PRINTING, NEC - 0.6%
Valassis Communications, Inc. (a)   11,300  430,813
PUBLISHING - 6.4%
BOOK PUBLISHING & PRINTING - 1.7%
Dun & Bradstreet Corp.   12,500  418,750
Harcourt General, Inc.   7,200  388,800
McGraw-Hill, Inc.   3,500  264,688
Scholastic Corp. (a)   3,700  146,613
  1,218,851
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PUBLISHING - CONTINUED
GENERAL PUBLISHING - 1.8%
Thomson Corp.   21,700 $ 649,285
U S WEST Media Group (a)  19,300  621,219
  1,270,504
NEWSPAPERS - 2.4%
Belo (A.H.) Corp. Class A  5,500  301,125
Central Newspapers, Inc. Class A  5,200  371,475
Dow Jones & Co., Inc.   2,100  107,888
Gannett Co., Inc.   7,900  510,044
New York Times Co. (The) Class A  3,200  209,400
Tribune Co.   4,100  264,706
  1,764,638
PERIODICALS - 0.5%
Playboy Enterprises, Inc. Class B (a)  22,100  353,600
TOTAL PUBLISHING   4,607,593
REAL ESTATE - 0.2%
CEMETERY SUBDIVIDERS & DEVELOP - 0.2%
Stewart Enterprises, Inc. Class A  3,500  164,938
RESTAURANTS - 0.8%
Logan's Roadhouse, Inc. (a)   100  2,125
Outback Steakhouse, Inc. (a)   6,500  232,375
Papa John's International, Inc. (a)   3,800  141,075
PJ America, Inc. (a)   11,300  193,513
  569,088
RETAIL & WHOLESALE, MISCELLANEOUS - 5.8%
BOOK STORES - RETAIL - 0.4%
Barnes & Noble, Inc. (a)   7,800  273,975
BUILDING MATERIALS - RETAIL - 2.2%
Home Depot, Inc.   24,600  1,569,788
JEWELRY STORES - 0.2%
Zale Corp. (a)  4,700  130,719
LUMBER & BUILDING MATERIALS - RETAIL - 0.7%
Lowe's Companies, Inc.   8,300  485,031
MAIL ORDER - 0.3%
Brylane, Inc.   2,800  150,150
Tele-Communications, Inc. (Liberty Media
 Group), Series A (a)  3,450  94,659
  244,809
MISCELLANEOUS DURABLE GOODS - WHOLESALE - 0.2%
Action Performance Companies, Inc. (a)   3,800  140,125
MUSIC, TV, & ELECTRONIC STORES - 0.5%
Best Buy Co., Inc. (a)   3,700  220,613
Tandy Corp.   4,200  186,900
  407,513
RETAIL, GENERAL - 1.1%
Bed Bath & Beyond, Inc. (a)   5,600  241,850
Office Depot, Inc. (a)   5,500  151,594
Staples, Inc. (a)   19,350  408,769
  802,213
STATIONERY & OFFICE SUPPLIES - WHOLESALE - 0.2%
IKON Office Solutions, Inc.   4,000  130,750
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   4,184,923
SERVICES - 1.8%
ADJUSTMENT & COLLECTION SERVICES - 0.1%
Compass International Services Corp.   3,500  36,750

 SHARES VALUE (NOTE 1)
BUSINESS CONSULTING SERVICES - 0.2%
Corrections Corp. of America (a)  3,800 $ 145,350
DETECTIVE, GUARD & ARMORED CAR - 0.1%
Pittston Co. (Brinks Group)  1,400  54,075
PERSONAL SERVICES - 0.8%
Block (H & R), Inc.   3,300  155,306
Steiner Leisure Ltd. (a)   11,300  452,000
  607,306
PERSONNEL SUPPLY SERVICES - 0.6%
AccuStaff, Inc. (a)   5,600  158,200
Personnel Group of America, Inc. (a)   7,200  292,500
  450,700
TOTAL SERVICES   1,294,181
TEXTILES & APPAREL - 1.8%
APPAREL - 0.9%
Fruit of the Loom, Inc. Class A  4,400  141,350
Intimate Brands, Inc. Class A  100  2,713
Kellwood Co.   4,600  149,213
Liz Claiborne, Inc.   2,400  120,000
Warnaco Group, Inc. Class A  7,200  267,300
  680,576
MEN'S & BOYS' CLOTHING - 0.7%
Pacific Sunwear of California, Inc. (a)   13,600  470,900
WOMEN'S & MISSES' OUTERWEAR - 0.2%
Jones Apparel Group, Inc. (a)   3,200  176,000
TOTAL TEXTILES & APPAREL   1,327,476
TOBACCO - 3.6%
TOBACCO MANUFACTURERS - 3.6%
Consolidated Cigar Holdings, Inc.
 Class A (a)  6,000  139,125
Philip Morris Companies, Inc.   55,600  2,415,125
  2,554,250
TOTAL COMMON STOCKS
 (Cost $62,143,711)   68,359,551
CASH EQUIVALENTS - 5.1%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.62%, dated
 2/27/98 due 3/2/98  $ 33,015  33,000
 SHARES
Taxable Central Cash Fund (b)  3,649,771  3,649,771
TOTAL CASH EQUIVALENTS
 (Cost $3,682,771)   3,682,771
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $65,826,482)  $ 72,042,322
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $94,653,929 and $54,153,961, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $15,031 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $65,971,271. Net unrealized appreciation aggregated $6,071,051, of which $6,488,304 related to appreciated investment securities and $417,253 related to depreciated investment securities.
The fund hereby designates approximately $209,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 7% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
CONSUMER INDUSTRIES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 FEBRUARY 28, 1998


ASSETS


INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE AGREEMENTS OF $33,000) (COST $65,826,482) - SEE              $
72,042,322
ACCOMPANYING SCHEDULE


CASH
288,414

RECEIVABLE FOR INVESTMENTS SOLD
117,185

RECEIVABLE FOR FUND SHARES SOLD
357,985

DIVIDENDS RECEIVABLE
42,582

INTEREST RECEIVABLE
16,199

REDEMPTION FEES RECEIVABLE                                                                                             99


OTHER RECEIVABLES
12,628

 TOTAL ASSETS
72,877,414

LIABILITIES


PAYABLE FOR INVESTMENTS PURCHASED                                                                          $ 462,465


PAYABLE FOR FUND SHARES REDEEMED                                                                            152,186


ACCRUED MANAGEMENT FEE                                                                                      34,542


OTHER PAYABLES AND                                                                                          76,145

ACCRUED EXPENSES


 TOTAL LIABILITIES
725,338

NET ASSETS                                                                                                            $
72,152,076

NET ASSETS CONSIST OF:


PAID IN CAPITAL                                                                                                       $
62,899,832

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
3,036,365

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
6,215,879
AND ASSETS AND LIABILITIES IN

FOREIGN CURRENCIES


NET ASSETS, FOR 2,641,878                                                                                             $
72,152,076
SHARES OUTSTANDING


NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($72,152,076 (DIVIDED BY) 2,641,878 SHARES)
$27.31

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $27.31)
$28.15


STATEMENT OF OPERATIONS

 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT INCOME                                                             $ 190,291
DIVIDENDS

INTEREST                                                                       94,111

 TOTAL INCOME                                                                  284,402

EXPENSES

MANAGEMENT FEE                                                    $ 161,119

TRANSFER AGENT FEES                                                225,116

ACCOUNTING FEES AND EXPENSES                                       61,506

NON-INTERESTED TRUSTEES' COMPENSATION                              91

CUSTODIAN FEES AND EXPENSES                                        21,745

REGISTRATION FEES                                                  41,066

AUDIT                                                              21,180

LEGAL                                                              227

MISCELLANEOUS                                                      290

 TOTAL EXPENSES BEFORE REDUCTIONS                                  532,340

 EXPENSE REDUCTIONS                                                (9,031)     523,309

NET INVESTMENT INCOME (LOSS)                                                   (238,907)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             5,217,096

 FOREIGN CURRENCY TRANSACTIONS                                     256         5,217,352

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             4,912,414

 ASSETS AND LIABILITIES IN                                         39          4,912,453
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                10,129,805

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 9,890,898

OTHER INFORMATION                                                             $ 84,756
SALES CHARGES PAID TO FDC

 SALES CHARGES - DEALERS' PORTION                                             $ 4,761

 DEFERRED SALES CHARGES WITHHELD                                              $ 805
 BY FDC

 EXCHANGE FEES WITHHELD BY FSC                                                $ 11,445

 EXPENSE REDUCTIONS                                                           $ 8,907
 DIRECTED BROKERAGE ARRANGEMENTS

  CUSTODIAN CREDITS                                                            124

                                                                              $ 9,031


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997


OPERATIONS                                                                 $ (238,907)    $ (287,928)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                   5,217,352      2,053,365

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                       4,912,453      (1,279,001)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            9,890,898      486,436

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS                       (1,876,813)    -

SHARE TRANSACTIONS                                                          75,182,201     64,681,737
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                              1,832,262      -

 COST OF SHARES REDEEMED                                                    (31,326,802)   (69,290,503)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS    45,687,661     (4,608,766)

 REDEMPTION FEES                                                            58,220         152,149

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                   53,759,966     (3,970,181)

NET ASSETS

 BEGINNING OF PERIOD                                                        18,392,110     22,362,291

 END OF PERIOD                                                             $ 72,152,076   $ 18,392,110

OTHER INFORMATION
SHARES

 SOLD                                                                       3,007,674      3,299,962

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                    74,511         -

 REDEEMED                                                                   (1,330,685)    (3,662,924)

 NET INCREASE (DECREASE)                                                    1,751,500      (362,962)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994





NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 20.66   $ 17.84   $ 13.91   $ 15.24   $ 12.97

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) C                                      (.22)     (.22)     .08       (.15)     (.20)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                             8.34      2.93      3.97      (.60)     3.84

 TOTAL FROM INVESTMENT OPERATIONS                                    8.12      2.71      4.05      (.75)     3.64



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                          -         -         (.02)     -         -

 FROM NET REALIZED GAIN                                              (1.52)    -         (.01)     (.60)     (1.40)

 IN EXCESS OF NET REALIZED GAIN                                      -         -         (.20)     -         -

 TOTAL DISTRIBUTIONS                                                 (1.52)    -         (.23)     (.60)     (1.40)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                             .05       .11       .11       .02       .03

NET ASSET VALUE, END OF PERIOD                                       $ 27.31   $ 20.66   $ 17.84   $ 13.91   $ 15.24

TOTAL RETURN A, B                                                    40.36%    15.81%    30.01%    (4.59)%   28.43%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                              $ 72,152  $ 18,392  $ 22,362  $ 20,501  $ 8,374

RATIO OF EXPENSES TO AVERAGE NET ASSETS                              2.01%     2.49%     1.53% D   2.49% D   2.48% D

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS     1.97% E   2.44% E   1.48% E   2.49%     2.48%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS          (.90)%    (1.13)%   .46%      (1.08)%   (1.34)%

PORTFOLIO TURNOVER RATE                                              199%      340%      601%      190%      169%

AVERAGE COMMISSION RATE F                                            $ .0273   $ .0355

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). B TOTAL
RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D
DURING THE PERIOD, FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES,
OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT
THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.


FOOD AND AGRICULTURE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                                 PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998                             YEAR    YEARS    YEARS

SELECT FOOD AND AGRICULTURE                   23.58%  138.16%  496.21%

SELECT FOOD AND AGRICULTURE (LOAD ADJ.)       19.81%  130.95%  478.25%

S&P 500                                       35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998            YEAR    YEARS   YEARS

SELECT FOOD AND AGRICULTURE  23.58%  18.95%  19.55%

SELECT FOOD AND AGRICULTURE  19.81%  18.22%  19.18%
(LOAD ADJ.)

S&P 500                      35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 131702 S00000000000001
             Food & Agriculture          S&P 500
             00009                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9767.15                     9691.00
  1988/04/30       9797.67                     9798.57
  1988/05/31       9870.93                     9883.82
  1988/06/30      10273.82                    10337.48
  1988/07/31      10347.07                    10298.20
  1988/08/31      10340.97                     9948.06
  1988/09/30      10756.07                    10371.85
  1988/10/31      11256.64                    10660.19
  1988/11/30      10994.15                    10507.75
  1988/12/31      11275.58                    10691.63
  1989/01/31      11857.11                    11474.26
  1989/02/28      11642.86                    11188.55
  1989/03/31      12083.60                    11449.25
  1989/04/30      12707.98                    12043.46
  1989/05/31      13491.52                    12531.22
  1989/06/30      13756.61                    12459.79
  1989/07/31      15068.86                    13584.91
  1989/08/31      14836.55                    13851.18
  1989/09/30      14899.33                    13794.39
  1989/10/31      14748.64                    13474.36
  1989/11/30      15307.45                    13749.23
  1989/12/31      15658.11                    14079.22
  1990/01/31      14568.97                    13134.50
  1990/02/28      14777.38                    13303.94
  1990/03/31      15416.08                    13656.49
  1990/04/30      15355.57                    13315.08
  1990/05/31      16693.47                    14613.30
  1990/06/30      17234.97                    14513.93
  1990/07/31      17228.18                    14467.48
  1990/08/31      15971.39                    13159.62
  1990/09/30      15461.88                    12518.75
  1990/10/31      15828.73                    12464.92
  1990/11/30      16480.90                    13270.15
  1990/12/31      17118.55                    13640.39
  1991/01/31      17609.85                    14235.11
  1991/02/28      18936.38                    15252.92
  1991/03/31      19862.85                    15622.04
  1991/04/30      19561.04                    15659.53
  1991/05/31      20276.95                    16336.03
  1991/06/30      19441.52                    15587.84
  1991/07/31      20255.15                    16314.23
  1991/08/31      21061.65                    16700.88
  1991/09/30      20690.52                    16421.97
  1991/10/31      20697.65                    16642.03
  1991/11/30      20554.91                    15971.35
  1991/12/31      22954.20                    17798.47
  1992/01/31      22612.05                    17467.42
  1992/02/29      22485.60                    17694.50
  1992/03/31      21987.24                    17349.46
  1992/04/30      21734.34                    17859.53
  1992/05/31      21927.74                    17947.04
  1992/06/30      21687.98                    17679.63
  1992/07/31      22525.68                    18402.73
  1992/08/31      22425.77                    18025.47
  1992/09/30      22802.36                    18238.17
  1992/10/31      23048.29                    18302.01
  1992/11/30      23932.10                    18926.11
  1992/12/31      24337.42                    19158.90
  1993/01/31      24345.28                    19319.83
  1993/02/28      24282.34                    19582.58
  1993/03/31      24943.29                    19995.77
  1993/04/30      23974.79                    19511.88
  1993/05/31      24729.64                    20034.79
  1993/06/30      24483.49                    20092.89
  1993/07/31      24179.91                    20012.52
  1993/08/31      25336.81                    20771.00
  1993/09/30      25254.76                    20611.06
  1993/10/31      26206.53                    21037.71
  1993/11/30      25902.95                    20837.85
  1993/12/31      26483.35                    21089.99
  1994/01/31      27284.31                    21807.05
  1994/02/28      27120.67                    21216.08
  1994/03/31      25854.64                    20291.06
  1994/04/30      25565.75                    20550.78
  1994/05/31      25379.98                    20887.82
  1994/06/30      25574.60                    20376.06
  1994/07/31      26432.69                    21044.40
  1994/08/31      28113.48                    21907.22
  1994/09/30      28166.56                    21370.49
  1994/10/31      28697.34                    21851.33
  1994/11/30      27998.48                    21055.50
  1994/12/31      28097.24                    21367.76
  1995/01/31      29281.73                    21921.82
  1995/02/28      29869.38                    22776.12
  1995/03/31      30548.86                    23448.24
  1995/04/30      31216.55                    24138.79
  1995/05/31      32336.76                    25103.62
  1995/06/30      33102.24                    25686.77
  1995/07/31      33466.31                    26538.55
  1995/08/31      33410.30                    26605.16
  1995/09/30      36033.46                    27727.90
  1995/10/31      36089.47                    27628.91
  1995/11/30      37508.40                    28841.82
  1995/12/31      38391.73                    29397.31
  1996/01/31      39975.09                    30398.00
  1996/02/29      41196.82                    30679.78
  1996/03/31      40502.88                    30975.23
  1996/04/30      39764.57                    31431.81
  1996/05/31      41231.37                    32242.43
  1996/06/30      41271.56                    32365.28
  1996/07/31      40708.95                    30935.38
  1996/08/31      39412.93                    31587.81
  1996/09/30      40749.14                    33365.57
  1996/10/31      41502.63                    34285.79
  1996/11/30      43592.33                    36877.45
  1996/12/31      43516.82                    36146.91
  1997/01/31      45397.89                    38405.37
  1997/02/28      46795.56                    38706.47
  1997/03/31      45576.54                    37116.02
  1997/04/30      47384.76                    39331.84
  1997/05/31      48780.09                    41726.37
  1997/06/30      50400.46                    43595.71
  1997/07/31      52212.13                    47064.62
  1997/08/31      49804.07                    44428.06
  1997/09/30      52797.27                    46861.38
  1997/10/31      51852.05                    45296.21
  1997/11/30      55396.62                    47392.97
  1997/12/31      56718.15                    48206.71
  1998/01/31      54810.56                    48739.88
  1998/02/27      57848.09                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 131704 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $57,825 - a 478.25% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                               % OF FUND'S
                               INVESTMENTS

SARA LEE CORP.                 5.3

HEINZ (H.J.) CO.               5.1

PHILIP MORRIS COMPANIES, INC.  4.9

MCDONALD'S CORP.               4.6

BESTFOODS                      4.1

CAMPBELL SOUP CO.              4.0

RALSTON PURINA CO.             3.4

HERSHEY FOODS CORP.            3.2

COCA-COLA CO. (THE)            3.2

PEPSICO, INC.                  3.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
 FOOD 18.1%
 GRAIN MILL PRODUCTS 9.1%
 SOFT DRINKS 6.4%
 TOBACCO MANUFACTURERS 5.9%
 GROCERY - RETAIL 5.5%
 ALL OTHERS 55.0%
ROW: 1, COL: 1, VALUE: 55.0
ROW: 1, COL: 2, VALUE: 5.5
ROW: 1, COL: 3, VALUE: 5.9
ROW: 1, COL: 4, VALUE: 6.4
ROW: 1, COL: 5, VALUE: 9.1
ROW: 1, COL: 6, VALUE: 18.1
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
FOOD AND AGRICULTURE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Scott Offen,
Portfolio Manager
of Fidelity Select Food
and Agriculture Portfolio
Q. SCOTT, HOW DID THE FUND PERFORM?
A. For the 12 months that ended February 28, 1998, the fund had a total return of 23.58%, while the Standard & Poor's 500 Index returned 35.01%.
Q. WHY DID THE FUND'S PERFORMANCE LAG THAT OF THE S&P 500?
A. The stocks in this sector generally are of companies that grow their earnings in a steady manner. For that reason, they are looked at as defensive stocks, and tend to perform best when there are questions about the direction or strength of the economy. For most of the past year, the economy and market have been quite strong. As a result, stocks in this sector lagged.
Q. WHILE THE U.S. ECONOMY AND MARKET WERE STRONG, MANY QUESTIONS AROSE ABOUT THEIR DIRECTION IN THE FOURTH QUARTER OF 1997 BECAUSE OF PROBLEMS IN SOUTHEAST ASIA. HOW DID THAT BACKDROP AFFECT THE FUND?
A. The fund benefited enormously from a "flight to quality" in the fourth quarter, as investors sought the safety provided by the steady earnings growth offered by stocks in the sector. Since then, however, investors regained some confidence that the Asian crisis might not undermine the U.S. economy. As a result, stocks of companies with higher earnings growth rates once again have assumed the market's lead, and the more defensive stocks that make up the food and agriculture sector once again have lagged the market.
Q. WHAT SORT OF STRATEGY HAVE YOU PURSUED OVER THE PAST SIX MONTHS?
A. I continued to pursue the strategy I outlined six months ago, focusing on large-capitalization companies with some sort of catalyst for change. For example, Sara Lee - the fund's largest investment at the end of the period - benefited from restructuring and was able to step up its stock repurchase program. Another top holding that fit into this theme was HJ Heinz, which took a big restructuring charge and named a new CEO. Overall, my strategy paid off, as many of the fund's holdings at the end of the period - including Campbell Soup and Hershey Foods, in addition to Sara Lee and Heinz - provided strong stock performance for the fund. I should also point out that I generally favored food stocks over other categories such as brewers and supermarkets because their prospects appeared to be much more positive.
Q. THE GOVERNMENT'S PROPOSED TOBACCO SETTLEMENT STALLED. DID THAT HURT THE FUND'S TOBACCO HOLDINGS?
A. Certainly. Fund holdings such as Philip Morris and RJR Nabisco dramatically underperformed the market, eating into the fund's return. When the outcome of the settlement became less clear, investors became more concerned about the litigation's effect on the companies. I reduced the fund's stake in these stocks because of this added uncertainty, but maintained investments in them because their business prospects remain quite positive otherwise.
Q. DID THE CRISIS IN ASIA CAUSE ANY PROBLEMS OF NOTE FOR THE COMPANIES IN THE FUND?
A. Not really. Most of the companies in the fund don't have significant exposure to Asia. For example, the Asia Pacific region accounts for only 6% of Ralston Purina's earnings, 6% of Bestfood's earnings and 15% of Heinz's earnings.
Q. AT THE END OF THE PERIOD, COCA-COLA WAS IN THE FUND'S
TOP 10. WHAT WAS YOUR ATTRACTION TO THE STOCK?
A. I held off buying additional shares of Coca-Cola because the stock had been selling at very expensive valuations. At the same time, the company's business fundamentals are very strong and it is extremely well-run. As a result, I added to the fund's investment in Coca-Cola during the period.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. On an absolute basis, the stocks in the fund should do well because the companies generally have solid fundamentals and are good at growing their earnings steadily. However, the sector's returns relative to alternatives in the market will depend on investors' appetite for economically sensitive stocks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: July 29, 1985
FUND NUMBER: 009
TRADING SYMBOL: FDFAX
SIZE: as of February 28, 1998, more than $250 million
MANAGER: Scott Offen, since 1996; manager,
Fidelity Select Paper and Forest Products
Portfolio, 1993-1996; Fidelity Select
Brokerage and Investment Management
Portfolio, 1990-1993; Fidelity Select Life
Insurance Portfolio, 1988-1990; joined Fidelity in 1985
(checkmark)
FOOD AND AGRICULTURE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.0%
 SHARES VALUE (NOTE 1)
AGRICULTURE - 2.3%
CROPS - 2.1%
DEKALB Genetics Corp. Class B  37,800 $ 2,539,682
Fresh Del Monte Produce, Inc.   47,000  725,563
Pioneer Hi-Bred International, Inc.   22,800  2,365,500
  5,630,745
LIVESTOCK - 0.2%
Michael Foods, Inc.  18,100  459,288
TOTAL AGRICULTURE   6,090,033
BEVERAGES - 7.7%
MALT BEVERAGE - 1.3%
Anheuser-Busch Companies, Inc. (a)  67,200  3,150,000
Coors (Adolph) Co. Class B  5,100  159,375
  3,309,375
SOFT DRINKS - 6.4%
Celestial Seasonings, Inc. (a)  8,600  320,350
Coca-Cola Co. (The)  120,500  8,276,844
PepsiCo, Inc.   224,800  8,219,250
  16,816,444
TOTAL BEVERAGES   20,125,819
FOODS - 56.6%
BAKERY PRODUCTS - 2.5%
Earthgrains Co.   35,900  1,554,919
Flowers Industries, Inc.   131,000  3,332,313
Interstate Bakeries Corp.  50,000  1,675,000
  6,562,232
CANDY - 3.2%
Hershey Foods Corp.   124,500  8,302,594
CANNED SPECIALTIES - 4.0%
Campbell Soup Co.   180,000  10,451,250
COOKIES & CRACKERS - 3.2%
Keebler Foods Co. (a)  11,400  357,675
Nabisco Holdings Corp. Class A  173,300  8,177,594
  8,535,269
DAIRY - 3.5%
Dean Foods Co.   76,500  4,207,500
Suiza Foods Corp. (a)  76,200  4,938,713
  9,146,213
FOOD - 18.1%
Chiquita Brands International, Inc.   236,700  3,180,656
Dole Food, Inc. (a)  95,600  5,192,275
General Mills, Inc.   61,311  4,410,560
Heinz (H.J.) Co.   236,000  13,289,750
Kellogg Co.   60,800  2,591,600
Nestle SA ADR (Reg.)  35,900  3,141,250
Nestle SA (Reg.)  480  841,760
Sara Lee Corp.   248,100  14,017,650
Universal Foods Corp.   19,300  868,500
  47,534,001
GENERAL FOOD PREPARATIONS - 0.8%
McCormick & Co., Inc. (non-vtg.)  76,400  2,191,725
GRAIN MILL PRODUCTS - 9.1%
Archer-Daniels-Midland Co.   247,785  5,559,676
Corn Products International, Inc. (a)  123,475  4,105,544
Quaker Oats Co.   95,600  5,150,450
Ralston Purina Co.   88,200  8,946,788
  23,762,458

 SHARES VALUE (NOTE 1)
MEAT & FISH - 5.0%
ConAgra, Inc.   191,200 $ 5,736,000
Hormel (George A) & Co.   47,600  1,767,150
IBP, Inc.   53,400  1,191,488
Smithfield Foods, Inc. (a)  32,300  1,021,488
Tyson Foods, Inc.   168,525  3,286,238
  13,002,364
MISCELLANEOUS FOOD PREPS, KINDRED PRODUCTS - 0.8%
American Italian Pasta Co. Series A  71,200  2,131,550
PACKAGED & FROZEN FOODS - 4.3%
Bestfoods  103,200  10,874,700
International Home Foods, Inc. (a)  17,900  481,063
  11,355,763
POULTRY SLAUGHTER & PROCESSING - 0.3%
Pilgrims Pride Corp.   81,600  877,200
SUGAR & CANDIES - 1.8%
Tootsie Roll Industries, Inc.   24,854  1,854,730
Wrigley (Wm.) Jr. Co.   36,500  2,787,688
  4,642,418
TOTAL FOODS   148,495,037
GENERAL MERCHANDISE STORES - 0.4%
VARIETY STORES - 0.4%
Costco Companies, Inc. (a)  18,800  918,850
GROCERY STORES - 5.5%
GROCERY - RETAIL - 5.5%
Albertson's, Inc.   19,100  894,119
American Stores Co.   38,900  979,794
Dominick's Supermarkets, Inc. (a)  87,100  3,963,050
Hannaford Brothers Co.   19,100  805,781
Safeway, Inc. (a)  221,400  7,721,325
  14,364,069
HOUSEHOLD PRODUCTS - 5.0%
SOAPS & DETERGENTS - 5.0%
Unilever:
 PLC Ord.   747,100  6,909,667
 NV ADR  97,700  6,283,331
  13,192,998
RESTAURANTS - 4.6%
McDonald's Corp.   220,000  12,045,000
TOBACCO - 7.9%
CIGARETTES - 1.9%
RJR Nabisco Holdings Corp.   142,920  4,939,673
TOBACCO & TOBACCO PRODUCTS - WHOLESALE - 0.1%
Dimon, Inc.   12,800  224,000
TOBACCO MANUFACTURERS - 5.9%
Philip Morris Companies, Inc.   293,500  12,748,906
UST, Inc.   67,500  2,392,031
Universal Corp.   9,000  427,500
  15,568,437
TOTAL TOBACCO   20,732,110
TOTAL COMMON STOCKS
 (Cost $197,567,686)   235,963,916
CASH EQUIVALENTS - 10.0%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $26,335,980)  26,335,980 $ 26,335,980
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $223,903,666)  $ 262,299,896
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $169,631,917 and $183,269,961, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $44,060 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, the value of securities loaned and the value of collateral amounted to $8,177,507 and $8,318,400, respectively (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $224,460,144. Net unrealized appreciation aggregated $37,839,752, of which $39,880,565 related to appreciated investment securities and $2,040,813 related to depreciated investment securities.
The fund hereby designates approximately $23,192,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 38% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
A total of 0.97% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
FOOD AND AGRICULTURE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                     $ 262,299,896
SECURITIES,
AT VALUE
(COST
$223,903
,666) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                         3,145,709
FOR
INVESTMENT
S SOLD

RECEIVABLE                         420,390
FOR FUND
SHARES
SOLD

DIVIDENDS                          247,899
RECEIVABLE

INTEREST                           102,472
RECEIVABLE

REDEMPTION                         470
FEES
RECEIVABLE

OTHER                              3,623
RECEIVABLE
S

 TOTAL                             266,220,459
ASSETS

LIABILITIES

PAYABLE FOR          $ 5,054,035
INVESTMENT
S
PURCHASED

PAYABLE FOR           1,953,727
FUND
SHARES
REDEEMED

ACCRUED               125,545
MANAGEM
ENT FEE

OTHER                 202,069
PAYABLES
AND
ACCRUED
EXPENSES

COLLATERAL ON         8,318,400
SECURITIES
LOANED,
AT VALUE

 TOTAL                             15,653,776
LIABILITIES

NET ASSETS                        $ 250,566,683

NET ASSETS
CONSIST OF:

PAID IN                           $ 192,818,695
CAPITAL

UNDISTRIBUTE                       367,788
D NET
INVESTMENT
INCOME

ACCUMULATED                        18,983,990
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                38,396,210
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                       $ 250,566,683
FOR
5,133,34
9
SHARES
OUTSTANDIN
G

NET ASSET                          $48.81
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($250,56
6,683 (DIVIDED BY)
5,133,34
9 SHARES)

MAXIMUM                            $50.32
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$48.81)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 4,380,952
INCOME
DIVIDENDS

INTEREST                     1,063,501
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$127,908
)

 TOTAL                       5,444,453
INCOME

EXPENSES

MANAGEMEN      $ 1,473,308
T FEE

TRANSFER        1,846,640
AGENT FEES

ACCOUNTING      252,504
AND
SECURITY
LENDING
FEES

NON-INTEREST    1,205
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       18,925
FEES AND
EXPENSES

REGISTRATION    49,001
FEES

AUDIT           30,001

LEGAL           1,469

MISCELLANEO     3,882
US

 TOTAL          3,676,935
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (27,837)     3,649,098
REDUCTIONS

NET                          1,795,355
INVESTMEN
T INCOME

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     33,785,793
SECURITIES

 FOREIGN        899          33,786,692
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     14,339,886
SECURITIES

 ASSETS AND     (24)         14,339,862
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                     48,126,554
(LOSS)

NET INCREASE                $ 49,921,909
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 682,877
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 17,674
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 5,255
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 76,365
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 27,706
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                   131
N CREDITS

                            $ 27,837

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ 1,795,355     $ 2,814,245
NET
INVESTMENT
INCOME

 NET             33,786,692      41,584,137
REALIZED
GAIN (LOSS)

 CHANGE IN       14,339,862      (16,830,573)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             49,921,909      27,567,809
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (2,133,491)     (1,549,005)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (27,598,622)    (17,656,169)
REALIZED
GAIN

 TOTAL           (29,732,113)    (19,205,174)
DISTRIBUTIO
NS

SHARE            212,263,562     332,131,288
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       29,301,818      18,966,497
ENT OF
DISTRIBUTIO
NS

 COST OF         (234,907,260)   (437,551,907)
SHARES
REDEEMED

 NET             6,658,120       (86,454,122)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       296,205         411,716
N FEES

  TOTAL          27,144,121      (77,679,771)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       223,422,562     301,102,333
OF PERIOD

 END OF         $ 250,566,683   $ 223,422,562
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF
$367,7
88 AND
$1,614,
818,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            4,609,772       8,035,192

 ISSUED IN       675,395         465,609
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (5,169,172)     (10,627,722)

 NET             115,995         (2,126,921)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 44.53    $ 42.15    $ 32.53    $ 31.49    $ 30.86
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            .33        .42        .37        .15        .09
INVESTMENT
INCOME C

 NET            9.22       4.91       11.61      2.80       3.29
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     9.55       5.33       11.98      2.95       3.38
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (.37)      (.24)      (.20)      (.08)      (.06)
INVESTMENT
INCOME

 FROM NET       (4.95)     (2.77)     (2.20)     (1.85)     (2.70)
REALIZED
GAIN

 TOTAL          (5.32)     (3.01)     (2.40)     (1.93)     (2.76)
DISTRIBUTIO
NS

REDEMPTION      .05        .06        .04        .02        .01
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 48.81    $ 44.53    $ 42.15    $ 32.53    $ 31.49
VALUE, END
OF PERIOD

TOTAL           23.58%     13.59%     37.92%     10.14%     11.69%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 250,567  $ 223,423  $ 301,102  $ 197,130  $ 95,010
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.49%      1.52%      1.43%      1.70%      1.65%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.48% D    1.50% D    1.42% D    1.68% D    1.64% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    .73%       1.01%      .99%       .49%       .29%
INVESTMENT
INCOME TO
AVERAGE
NET ASSETS

PORTFOLIO       74%        91%        124%       126%       96%
TURNOVER
RATE

AVERAGE        $ .0333    $ .0326
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE
NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). E FOR FISCAL
YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


LEISURE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED            PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998        YEAR    YEARS    YEARS

SELECT LEISURE           47.29%  180.86%  414.78%

SELECT LEISURE           42.80%  172.36%  399.26%
(LOAD ADJ.)

S&P 500                  35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index- a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED       PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998   YEAR    YEARS   YEARS

SELECT LEISURE      47.29%  22.94%  17.80%

SELECT LEISURE      42.80%  22.19%  17.44%
(LOAD ADJ.)

S&P 500             35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 133522 S00000000000001
             Leisure                     S&P 500
             00062                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31      10024.54                     9691.00
  1988/04/30      10087.64                     9798.57
  1988/05/31       9826.21                     9883.82
  1988/06/30      10482.51                    10337.48
  1988/07/31      10569.67                    10298.20
  1988/08/31      10156.79                     9948.06
  1988/09/30      10863.27                    10371.85
  1988/10/31      10863.27                    10660.19
  1988/11/30      10445.81                    10507.75
  1988/12/31      11069.71                    10691.63
  1989/01/31      12014.75                    11474.26
  1989/02/28      11822.07                    11188.55
  1989/03/31      12377.16                    11449.25
  1989/04/30      13079.05                    12043.46
  1989/05/31      13730.48                    12531.22
  1989/06/30      13860.68                    12459.79
  1989/07/31      15023.84                    13584.91
  1989/08/31      15144.33                    13851.18
  1989/09/30      15241.65                    13794.39
  1989/10/31      14143.36                    13474.36
  1989/11/30      14310.19                    13749.23
  1989/12/31      14524.33                    14079.22
  1990/01/31      12762.91                    13134.50
  1990/02/28      12649.75                    13303.94
  1990/03/31      12748.15                    13656.49
  1990/04/30      12251.21                    13315.08
  1990/05/31      13264.77                    14613.30
  1990/06/30      13112.24                    14513.93
  1990/07/31      12659.59                    14467.48
  1990/08/31      11198.30                    13159.62
  1990/09/30      10135.54                    12518.75
  1990/10/31      10017.46                    12464.92
  1990/11/30      10814.52                    13270.15
  1990/12/31      11287.51                    13640.39
  1991/01/31      11918.74                    14235.11
  1991/02/28      12833.27                    15252.92
  1991/03/31      13046.99                    15622.04
  1991/04/30      13081.78                    15659.53
  1991/05/31      13534.08                    16336.03
  1991/06/30      12773.63                    15587.84
  1991/07/31      13384.97                    16314.23
  1991/08/31      13524.14                    16700.88
  1991/09/30      13872.06                    16421.97
  1991/10/31      14289.56                    16642.03
  1991/11/30      13603.66                    15971.35
  1991/12/31      15005.28                    17798.47
  1992/01/31      15343.26                    17467.42
  1992/02/29      15880.05                    17694.50
  1992/03/31      15556.99                    17349.46
  1992/04/30      15730.94                    17859.53
  1992/05/31      15825.38                    17947.04
  1992/06/30      15581.84                    17679.63
  1992/07/31      15656.39                    18402.73
  1992/08/31      15432.73                    18025.47
  1992/09/30      15735.92                    18238.17
  1992/10/31      15855.20                    18302.01
  1992/11/30      16933.75                    18926.11
  1992/12/31      17440.72                    19158.90
  1993/01/31      17873.14                    19319.83
  1993/02/28      17778.70                    19582.58
  1993/03/31      18703.17                    19995.77
  1993/04/30      18281.67                    19511.88
  1993/05/31      19594.89                    20034.79
  1993/06/30      20122.25                    20092.89
  1993/07/31      20659.94                    20012.52
  1993/08/31      22081.74                    20771.00
  1993/09/30      23182.98                    20611.06
  1993/10/31      24465.18                    21037.71
  1993/11/30      23555.23                    20837.85
  1993/12/31      24339.17                    21089.99
  1994/01/31      24592.14                    21807.05
  1994/02/28      24382.23                    21216.08
  1994/03/31      22907.45                    20291.06
  1994/04/30      22953.64                    20550.78
  1994/05/31      22710.71                    20887.82
  1994/06/30      21750.85                    20376.06
  1994/07/31      22592.21                    21044.40
  1994/08/31      23492.81                    21907.22
  1994/09/30      23486.89                    21370.49
  1994/10/31      23403.94                    21851.33
  1994/11/30      22402.61                    21055.50
  1994/12/31      22675.16                    21367.76
  1995/01/31      23089.91                    21921.82
  1995/02/28      24120.87                    22776.12
  1995/03/31      24754.85                    23448.24
  1995/04/30      24974.16                    24138.79
  1995/05/31      25457.41                    25103.62
  1995/06/30      26441.82                    25686.77
  1995/07/31      28279.39                    26538.55
  1995/08/31      29186.24                    26605.16
  1995/09/30      29233.96                    27727.90
  1995/10/31      27825.96                    27628.91
  1995/11/30      28732.81                    28841.82
  1995/12/31      28787.87                    29397.31
  1996/01/31      29214.56                    30398.00
  1996/02/29      30781.29                    30679.78
  1996/03/31      30934.63                    30975.23
  1996/04/30      32204.76                    31431.81
  1996/05/31      33526.20                    32242.43
  1996/06/30      33396.78                    32365.28
  1996/07/31      30999.13                    30935.38
  1996/08/31      31768.83                    31587.81
  1996/09/30      33315.04                    33365.57
  1996/10/31      32402.30                    34285.79
  1996/11/30      33321.85                    36877.45
  1996/12/31      32646.98                    36146.91
  1997/01/31      34100.00                    38405.37
  1997/02/28      33901.54                    38706.47
  1997/03/31      32646.98                    37116.02
  1997/04/30      32954.64                    39331.84
  1997/05/31      36043.91                    41726.37
  1997/06/30      37465.72                    43595.71
  1997/07/31      39378.83                    47064.62
  1997/08/31      38746.09                    44428.06
  1997/09/30      43018.95                    46861.38
  1997/10/31      42356.43                    45296.21
  1997/11/30      44061.11                    47392.97
  1997/12/31      46126.78                    48206.71
  1998/01/31      46375.24                    48739.88
  1998/02/27      49926.44                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 133524 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $49,926 - a 399.26% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                              % OF FUND'S
                              INVESTMENTS

DISNEY (WALT) CO.             5.3

TIME WARNER, INC.             3.8

COCA-COLA CO. (THE)           3.6

MICROSOFT CORP.               3.6

STARBUCKS CORP.               2.8

U.S. WEST MEDIA GROUP         2.3

KING WORLD PRODUCTIONS, INC.  2.3

MATTEL, INC.                  2.1

GANNETT CO., INC.             2.0

GILLETTE CO.                  1.9

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
ROW: 1, COL: 1, VALUE: 63.3
ROW: 1, COL: 2, VALUE: 3.6
ROW: 1, COL: 3, VALUE: 4.8
ROW: 1, COL: 4, VALUE: 5.8
ROW: 1, COL: 5, VALUE: 11.2
ROW: 1, COL: 6, VALUE: 11.3
MOTION PICTURE PRODUCTION 11.3%
CABLE TV OPERATORS 11.1%
NEWSPAPERS 5.8%
TELEVISION BROADCASTING 4.8%
SOFT DRINKS 3.6%
ALL OTHERS 63.4%
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
LEISURE PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW



NOTE TO SHAREHOLDERS: The following is an interview with Paul Antico, who managed Fidelity Select Leisure
Portfolio for much of the period covered by this report, with additional comments from Jeffrey Dorsey, who became manager of the fund on January 31, 1998.
Q. HOW DID THE FUND PERFORM, PAUL?
P.A. Very well. For the 12 months that ended February 28, 1998, the fund returned 47.29%. This compared favorably to the Standard & Poor's 500 Index, which returned 35.01% over the same time.
Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
P.A. There were a couple. First, the fund realized positive gains from many of its cable-related positions. Cable stocks had been somewhat sluggish for years, but as cable companies began to focus more on cutting costs and reducing debt - while at the same time rolling out new services - these stocks performed well. Also, as the number of cable channels continued to rise, leading cable TV programmers - including Time Warner and Tele-Communications Liberty Media Group - emerged as beneficiaries. The group also benefited tremendously from consolidation within the industry. A number of cable companies had been operating inefficiently for a period of time, and the merger and acquisition activity we saw during the period resulted in several favorable turnarounds. Lastly, advertising trends within the sector were superb.
Q. ASIAN MARKETS EXPERIENCED PROBLEMS DURING THE PERIOD. HOW DID THIS VOLATILITY AFFECT THE FUND?
P.A. While the volatility did hurt a few individual positions, the overall impact on the portfolio was minimal. Most of the companies in this sector tend to have limited business exposure to Asia. Walt Disney - the fund's largest single position at the close of the period
- had a slight presence in Asia but not enough to cause concern. Liquor company Seagram's, on the other hand, declined significantly as hard-liquor sales fell by around 50% in Asia.
Q. WHICH OTHER SUB-SECTORS APPEALED TO YOU?
P.A. Radio stocks were another positive group, as deregulation in the industry continued to work in their favor. Radio operators were allowed to own as many as eight stations in a single local market, as well as to expand more aggressively across the country. All of a sudden, operators were able to offer broader, more attractive market exposure to their advertisers. CBS - which got out from underneath Westinghouse's umbrella and performed well - was an example.
Q. WHY WAS ADVERTISING SO POPULAR?
P.A. The close-to-ideal economic conditions we've seen - namely low inflation, low interest rates and moderate growth - have translated into stronger cash flow for companies. One of the ways companies have chosen to utilize that money - besides making logical acquisitions and buying back stock - was to turn to advertising. With a strong economy and higher consumer confidence, yet with little pricing power, companies realized how important it was to make their products more well-known. In turn, many radio and cable companies experienced stronger advertising revenue.
Q. WHICH STOCKS PERFORMED WELL? WHICH TURNED OUT TO BE DISAPPOINTING? P.A. Steiner Leisure, a company that operates health spas on cruise ships, turned in a solid performance as the cruise market increased in popularity and the company became more dominant. Other holdings that performed well included Disney and BET Holdings, the company that runs Black Entertainment Television. Disappointments included Hollywood Entertainment - which had trouble in the tough video rental market along with Blockbuster - and retail footwear stocks J. Baker and Reebok. The fund no longer holds positions in J. Baker or Reebok.
Q. TURNING TO YOU, JEFF, WHAT'S YOUR OUTLOOK FOR THE NEXT FEW MONTHS?
A. The transition between Paul and myself should be relatively seamless. From my vantage point, the fund has a nice balance of broadcasting, retailing and specialty name stocks in its portfolio. Going forward, companies that show the ability to generate solid earnings growth over a two- or three-year time period will be a primary focus.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: May 8, 1984
FUND NUMBER: 062
TRADING SYMBOL: FDLSX
SIZE: as of February 28, 1998, more than $257 million
MANAGER: Jeffrey Dorsey, since January 1998;
manager, Fidelity Select Multimedia Portfolio, since 1997; analyst, fixed-income securities,
1991-1995; joined Fidelity in 1991
(checkmark)
LEISURE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.2%
 SHARES VALUE (NOTE 1)
ADVERTISING - 3.0%
ADVERTISING - 2.6%
Outdoor Systems, Inc. (a)  128,400 $ 3,827,925
Universal Outdoor Holdings, Inc. (a)  48,600  2,916,000
  6,743,925
ADVERTISING AGENCIES - 0.4%
Interpublic Group of Companies, Inc.   1,300  70,850
Omnicom Group, Inc.   20,000  915,000
  985,850
TOTAL ADVERTISING   7,729,775
AEROSPACE & DEFENSE - 0.6%
AIRCRAFT - 0.6%
Gulfstream Aerospace Corp. (a)  40,000  1,620,000
APPAREL STORES - 0.9%
GENERAL APPAREL STORES - 0.4%
TJX Companies, Inc.   27,000  1,042,875
SHOE STORES - 0.5%
Payless ShoeSource, Inc. (a)  20,000  1,345,000
TOTAL APPAREL STORES   2,387,875
BEVERAGES - 4.0%
BEVERAGES - 0.3%
Canadaigua Wine Co. Class A (a)  15,000  836,250
DISTILLED & BLENDED LIQUOR - 0.1%
Seagram Co. Ltd.   4,400  166,883
SOFT DRINKS - 3.6%
Coca-Cola Co. (The)  136,500  9,375,844
TOTAL BEVERAGES   10,378,977
BROADCASTING - 18.1%
CABLE TV OPERATORS - 11.1%
BET Holdings, Inc. Class A (a)  79,300  4,326,806
Comcast Corp. Class A special  99,300  3,475,500
Cox Communications, Inc. Class A (a)  119,500  4,608,219
TCA Cable TV, Inc.   39,800  1,960,150
Tele-Communications, Inc. (TCI Group),
 Series A (a)  105,000  3,051,563
Time Warner, Inc.   144,211  9,734,243
Videotron Group Ltd.   150,000  1,580,334
  28,736,815
COMMUNICATIONS SERVICES - 0.5%
CD Radio, Inc. (a)  75,000  1,190,625
RADIO BROADCASTING - 1.7%
Chancellor Media Corp. (a)  56,400  2,523,900
Clear Channel Communications, Inc. (a)  20,100  1,821,563
  4,345,463
TELEVISION BROADCASTING - 4.8%
CBS Corp.   141,817  4,387,463
Hearst-Argyle Television, Inc. (a)  65,000  2,283,125
Scripps E.W. Co. Class A  17,300  917,981
Sinclair Broadcast Group, Inc.
 Class A (a)  40,000  2,262,500

 SHARES VALUE (NOTE 1)
Univision Communications, Inc.
 Class A (a)  18,600 $ 713,775
Young Broadcasting, Inc. Class A (a)  40,000  1,770,000
  12,334,844
TOTAL BROADCASTING   46,607,747
CELLULAR - 0.8%
CELLULAR & COMMUNICATION SERVICES - 0.8%
Mobile Telecommunications
 Technologies, Inc. (a)  85,000  1,912,500
COMPUTER SERVICES & SOFTWARE - 6.7%
COMPUTER SERVICES - 3.1%
America Online, Inc. (a)  36,600  4,433,175
At Home Corp., Series A  75,000  2,559,375Yahoo Japan Corp. (a)  40
1,157,995
  8,150,545
PREPACKAGED COMPUTER SOFTWARE - 3.6%
Microsoft Corp. (a)    108,600  9,203,850
TOTAL COMPUTER SERVICES & SOFTWARE   17,354,395
DRUG STORES - 0.3%
CVS Corp.   11,000  814,688
ELECTRONICS - 0.2%
ELECTRONIC PARTS - WHOLESALE - 0.2%
Brightpoint, Inc. (a)  25,000  512,500
ENTERTAINMENT - 13.2%
AMUSEMENT & RECREATIONAL SERVICES - 1.0%
IMAX Corp. (a)  99,900  2,711,947
MOTION PICTURE PRODUCTION - 11.3%
Cinar Films, Inc. Class B (sub-vtg.) (a)  40,200  1,476,706
Disney (Walt) Co.   122,052  13,662,196
King World Productions, Inc.   217,800  5,812,538
News Corp. Ltd. ADR  50,000  1,271,875
News Corp. Ltd. sponsored
 ADR (ltd. vtg.)  165,000  3,578,438
Viacom, Inc. Class B (non-vtg.) (a)  68,700  3,297,600
  29,099,353
RECREATIONAL SERVICES - 0.9%
Family Golf Centers, Inc. (a)  25,000  840,625
Premier Parks, Inc. (a)  25,900  1,356,513
  2,197,138
TOTAL ENTERTAINMENT   34,008,438
GENERAL MERCHANDISE STORES - 1.5%
GENERAL MERCHANDISE STORES - 0.8%
Wal-Mart Stores, Inc.   47,500  2,199,844
VARIETY STORES - 0.7%
Consolidated Stores Corp. (a)  30,000  1,233,750
Michaels Stores, Inc. (a)  13,400  455,600
  1,689,350
TOTAL GENERAL MERCHANDISE STORES   3,889,194
HOUSEHOLD PRODUCTS - 3.6%
COSMETICS - 3.0%
Avon Products, Inc.   40,000  2,817,500
Gillette Co.   46,000  4,962,250
  7,779,750
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HOUSEHOLD PRODUCTS - CONTINUED
MANUFACTURED PRODUCTS - 0.6%
First Brands Corp.   60,000 $ 1,545,000
TOTAL HOUSEHOLD PRODUCTS   9,324,750
LEASING & RENTAL - 1.2%
AUTO RENTAL & LEASING - 0.6%
Avis Rent A Car, Inc. (a)  31,200  893,100
Budget Group, Inc. Class A (a)  20,000  623,750
  1,516,850
VIDEO TAPE RENTAL - 0.6%
Hollywood Entertainment Corp. (a)  140,400  1,544,400
TOTAL LEASING & RENTAL   3,061,250
LEISURE DURABLES & TOYS - 3.9%
MOTORCYCLES - 0.7%
Harley-Davidson, Inc.   60,800  1,763,200
SPORTING & ATHLETIC GOODS - 0.8%
Callaway Golf Co.   66,300  2,138,175
TOYS & GAMES - 2.1%
Mattel, Inc.   126,000  5,331,375
TRAVEL TRAILERS AND CAMPERS - 0.3%
Brunswick Corp.   22,000  698,500
TOTAL LEISURE DURABLES & TOYS   9,931,250
LODGING & GAMING - 2.1%
HOTELS, MOTELS, & TOURIST COURTS - 1.7%
Mirage Resorts, Inc. (a)  130,800  2,992,050
Sun International Hotels Ltd. Ord. (a)  29,300  1,274,550
  4,266,600
RACING & GAMING - 0.4%
Dover Downs Entertainment, Inc.   42,900  1,158,300
TOTAL LODGING & GAMING   5,424,900
PHOTOGRAPHIC EQUIPMENT - 0.2%
Polaroid Corp.   10,500  481,031
PRINTING - 1.9%
COMMERCIAL PRINTING - 1.9%
Donnelley (R.R.) & Sons Co.   40,700  1,612,738
Valassis Communications, Inc. (a)  88,400  3,370,250
  4,982,988
PUBLISHING - 12.1%
BOOK PUBLISHING & PRINTING - 2.5%
Dun & Bradstreet Corp.   45,600  1,527,600
Harcourt General, Inc.   26,100  1,409,400
Houghton Mifflin Co.   21,300  676,275
McGraw-Hill, Inc.   29,100  2,200,688
Reader's Digest Association, Inc.
 (The) Class A (non-vtg.)  23,200  616,250
  6,430,213
GENERAL PUBLISHING - 2.3%
U.S. WEST Media Group (a)  185,100  5,957,906
GREETING CARDS - 0.3%
American Greetings Corp. Class A  17,300  789,313

 SHARES VALUE (NOTE 1)
NEWSPAPERS - 5.8%
Belo (A.H.) Corp. Class A  29,900 $ 1,637,025
Central Newspapers, Inc. Class A  3,100  221,456
Dow Jones & Co., Inc.   10,000  513,750
Gannett Co., Inc.   80,600  5,203,738
Knight-Ridder, Inc.   22,100  1,243,125
New York Times Co. (The) Class A  15,000  981,563
Times Mirror Co. Class A  27,800  1,711,438
Tribune Co.   34,800  2,246,775
Washington Post Co. Class B  2,400  1,184,400
  14,943,270
PERIODICALS - 1.2%
Meredith Corp.   10,400  446,550
Playboy Enterprises, Inc. Class B (a)  73,500  1,176,000
World Color Press, Inc. (a)  40,200  1,298,963
  2,921,513
TOTAL PUBLISHING   31,042,215
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Starwood Hotels & Resorts Trust  20,000  1,131,250
RESTAURANTS - 3.2%
PJ America, Inc. (a)  50,000  856,250
Starbucks Corp. (a)  184,700  7,307,194
  8,163,444
RETAIL & WHOLESALE, MISCELLANEOUS - 4.5%
BOOK STORES - RETAIL - 0.5%
Borders Group, Inc. (a)  39,700  1,322,506
MAIL ORDER - 1.5%
Tele-Communications, Inc. (Liberty Media
 Group), Series A (a)  142,500  3,909,844
MISCELLANEOUS DURABLE GOODS - WHOLESALE - 0.9%
Action Performance Companies, Inc. (a)  60,500  2,230,938
MUSIC, TV, & ELECTRONICS STORES - 0.4%
Musicland Stores Corp. (a)  108,900  1,020,938
RETAIL STORES - 0.8%
Gadzooks, Inc. (a)  78,900  2,209,200
RETAIL, GENERAL - 0.4%
Petco Animal Supplies, Inc. (a)  70,000  1,001,875
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   11,695,301
SERVICES - 3.0%
MISCELLANEOUS BUSINESS SERVICES - 0.8%
Medialink Worldwide, Inc. (a)  123,600  2,008,491
PERSONAL SERVICES - 2.2%
Block (H & R), Inc.   20,000  941,250
Steiner Leisure Ltd. (a)  115,500  4,620,000
  5,561,250
TOTAL SERVICES   7,569,741
TEXTILES & APPAREL - 0.8%
MEN'S & BOYS' CLOTHING - 0.8%
Pacific Sunwear of California,Inc. (a)  62,500  2,164,063
TOTAL COMMON STOCKS
 (Cost $187,115,504)   222,188,272
CONVERTIBLE PREFERRED STOCKS - 1.6%
 SHARES VALUE (NOTE 1)
CELLULAR - 1.6%
CELLULAR & COMMUNICATION SERVICES - 1.6%
AirTouch Communications, Inc.:
 Class B $1.74 DECS  28,167 $ 1,080,909
 Class C $2.125  44,034  2,961,287
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $3,305,347)   4,042,196
CASH EQUIVALENTS - 12.2%
Taxable Central Cash Fund (b)
 (Cost $31,370,800)  31,370,800  31,370,800
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $221,791,651)  $ 257,601,268
SECURITY TYPE ABBREVIATIONS
DECS - Dividend Enhanced Convertible
  Stock/Debt Exchangeable for
  Common Stock
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $350,202,516 and $272,087,035, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $113,958 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $222,138,138. Net unrealized appreciation aggregated $35,463,130, of which $38,502,377 related to appreciated investment securities and $3,039,247related to depreciated investment securities.
The fund hereby designates approximately $9,146,000 as a capital gain dividend for the purpose of the dividend paid deduction.
LEISURE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                     $ 257,601,268
SECURITIES,
AT VALUE
(COST
$221,791
,651) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                         772,887
FOR
INVESTMENT
S SOLD

RECEIVABLE                         1,720,405
FOR FUND
SHARES
SOLD

DIVIDENDS                          104,872
RECEIVABLE

INTEREST                           113,166
RECEIVABLE

REDEMPTION                         486
FEES
RECEIVABLE

OTHER                              45,058
RECEIVABLE
S

 TOTAL                             260,358,142
ASSETS

LIABILITIES

PAYABLE FOR          $ 2,866,799
FUND
SHARES
REDEEMED

ACCRUED               120,714
MANAGEM
ENT FEE

OTHER                 172,112
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                             3,159,625
LIABILITIES

NET ASSETS                        $ 257,198,517

NET ASSETS
CONSIST OF:

PAID IN                           $ 209,634,429
CAPITAL

ACCUMULATED                        11,754,599
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                35,809,489
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                       $ 257,198,517
FOR
4,128,22
1
SHARES
OUTSTANDIN
G

NET ASSET                          $62.30
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($257,19
8,517 (DIVIDED BY)
4,128,22
1 SHARES)

MAXIMUM                            $64.23
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$62.30)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 511,317
INCOME
DIVIDENDS

INTEREST                     811,500

 TOTAL                       1,322,817
INCOME

EXPENSES

MANAGEMEN      $ 853,326
T FEE

TRANSFER        926,813
AGENT FEES

ACCOUNTING      143,851
FEES AND
EXPENSES

NON-INTEREST    717
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       18,496
FEES AND
EXPENSES

REGISTRATION    76,080
FEES

AUDIT           26,522

LEGAL           1,434

MISCELLANEO     1,009
US

 TOTAL          2,048,248
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (72,544)     1,975,704
REDUCTIONS

NET                          (652,887)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     27,570,509
SECURITIES

 FOREIGN        1,753        27,572,262
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     29,426,789
SECURITIES

 ASSETS AND     (73)         29,426,716
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                     56,998,978
(LOSS)

NET INCREASE                $ 56,346,091
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 457,999
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 9,897
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 13,069
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 28,058
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 70,133
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                   2,411
N CREDITS

                            $ 72,544

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (652,887)     $ (130,873)
NET
INVESTMENT
INCOME
(LOSS)

 NET             27,572,262      12,370,765
REALIZED
GAIN (LOSS)

 CHANGE IN       29,426,716      (3,321,479)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             56,346,091      8,918,413
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (19,896,472)    (6,329,218)
TO
SHAREHOLD
ERS FROM
NET
REALIZED
GAINS

SHARE            221,739,781     109,666,003
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       19,641,349      6,225,261
ENT OF
DISTRIBUTIO
NS

 COST OF         (118,975,901)   (105,536,133)
SHARES
REDEEMED

 NET             122,405,229     10,355,131
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       210,283         176,193
N FEES

  TOTAL          159,065,131     13,120,519
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       98,133,386      85,012,867
OF PERIOD

 END OF         $ 257,198,517   $ 98,133,386
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF $0
AND
$376,5
79,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            3,893,810       2,311,420

 ISSUED IN       374,739         136,974
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (2,192,054)     (2,238,078)

 NET             2,076,495       210,316
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 47.83    $ 46.17   $ 40.71   $ 45.30   $ 35.77
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.25)      (.06) F   (.21)     (.21)     (.29)
INVESTMENT
INCOME
(LOSS) C

 NET            21.10      4.47      10.97     (.48)     12.98
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     20.85      4.41      10.76     (.69)     12.69
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (6.46)     (2.83)    (5.32)    (3.93)    (3.26)
REALIZED
GAIN

REDEMPTION      .08        .08       .02       .03       .10
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 62.30    $ 47.83   $ 46.17   $ 40.71   $ 45.30
VALUE, END
OF PERIOD

TOTAL           47.29%     10.14%    27.61%    (1.07)%   37.14%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 257,199  $ 98,133  $ 85,013  $ 69,569  $ 105,833
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.44%      1.56%     1.64%     1.64%     1.55%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.39% D    1.54% D   1.63% D   1.62% D   1.53% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.46)%     (.12)%    (.46)%    (.52)%    (.69)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       209%       127%      141%      103%      170%
TURNOVER
RATE

AVERAGE        $ .0396    $ .0370
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES
TO FINANCIAL STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR
THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 8 OF
NOTES TO FINANCIAL STATEMENTS). E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER
1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE
CHARGED. THIS AMOUNT MAY VARY FROM
PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER. F INVESTMENT INCOME (LOSS) PER SHARE
REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.23
PER SHARE.


MULTIMEDIA PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED            PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998        YEAR    YEARS    YEARS

SELECT MULTIMEDIA        42.42%  164.67%  419.51%

SELECT MULTIMEDIA        38.08%  156.66%  403.86%
(LOAD ADJ.)

S&P 500                  35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED       PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998   YEAR    YEARS   YEARS

SELECT MULTIMEDIA   42.42%  21.49%  17.91%

SELECT MULTIMEDIA   38.08%  20.75%  17.55%
(LOAD ADJ.)

S&P 500             35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
             Multimedia                  S&P 500
             00503                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31      10119.59                     9691.00
  1988/04/30      10243.00                     9798.57
  1988/05/31      10070.23                     9883.82
  1988/06/30      10418.05                    10337.48
  1988/07/31      10401.03                    10298.20
  1988/08/31      10009.50                     9948.06
  1988/09/30      10639.35                    10371.85
  1988/10/31      10758.51                    10660.19
  1988/11/30      10673.39                    10507.75
  1988/12/31      11344.07                    10691.63
  1989/01/31      12698.71                    11474.26
  1989/02/28      12672.49                    11188.55
  1989/03/31      13266.79                    11449.25
  1989/04/30      14158.23                    12043.46
  1989/05/31      14839.92                    12531.22
  1989/06/30      15143.79                    12459.79
  1989/07/31      16295.84                    13584.91
  1989/08/31      16278.26                    13851.18
  1989/09/30      16023.22                    13794.39
  1989/10/31      14941.52                    13474.36
  1989/11/30      15029.46                    13749.23
  1989/12/31      15035.83                    14079.22
  1990/01/31      13039.29                    13134.50
  1990/02/28      12709.96                    13303.94
  1990/03/31      12586.46                    13656.49
  1990/04/30      11989.56                    13315.08
  1990/05/31      13131.91                    14613.30
  1990/06/30      13018.70                    14513.93
  1990/07/31      12298.30                    14467.48
  1990/08/31      10703.12                    13159.62
  1990/09/30       9787.18                    12518.75
  1990/10/31       9365.23                    12464.92
  1990/11/30      10332.63                    13270.15
  1990/12/31      11094.20                    13640.39
  1991/01/31      11691.10                    14235.11
  1991/02/28      12555.59                    15252.92
  1991/03/31      12895.21                    15622.04
  1991/04/30      13337.74                    15659.53
  1991/05/31      13409.78                    16336.03
  1991/06/30      12349.76                    15587.84
  1991/07/31      12812.87                    16314.23
  1991/08/31      13214.24                    16700.88
  1991/09/30      14016.98                    16421.97
  1991/10/31      14727.09                    16642.03
  1991/11/30      13718.52                    15971.35
  1991/12/31      15293.12                    17798.47
  1992/01/31      15694.48                    17467.42
  1992/02/29      16569.26                    17694.50
  1992/03/31      16147.31                    17349.46
  1992/04/30      16394.30                    17859.53
  1992/05/31      16641.30                    17947.04
  1992/06/30      16703.05                    17679.63
  1992/07/31      16744.21                    18402.73
  1992/08/31      16517.80                    18025.47
  1992/09/30      16414.89                    18238.17
  1992/10/31      16682.46                    18302.01
  1992/11/30      17896.86                    18926.11
  1992/12/31      18580.84                    19158.90
  1993/01/31      18956.21                    19319.83
  1993/02/28      19039.62                    19582.58
  1993/03/31      19790.36                    19995.77
  1993/04/30      19278.59                    19511.88
  1993/05/31      20592.79                    20034.79
  1993/06/30      21239.30                    20092.89
  1993/07/31      22034.18                    20012.52
  1993/08/31      23910.11                    20771.00
  1993/09/30      24482.43                    20611.06
  1993/10/31      26315.96                    21037.71
  1993/11/30      24598.56                    20837.85
  1993/12/31      25645.36                    21089.99
  1994/01/31      26011.11                    21807.05
  1994/02/28      25677.63                    21216.08
  1994/03/31      24107.07                    20291.06
  1994/04/30      24118.77                    20550.78
  1994/05/31      25005.75                    20887.82
  1994/06/30      24446.83                    20376.06
  1994/07/31      25042.20                    21044.40
  1994/08/31      26548.87                    21907.22
  1994/09/30      26366.61                    21370.49
  1994/10/31      26961.99                    21851.33
  1994/11/30      26111.45                    21055.50
  1994/12/31      26672.08                    21367.76
  1995/01/31      26973.61                    21921.82
  1995/02/28      28079.18                    22776.12
  1995/03/31      29863.19                    23448.24
  1995/04/30      30554.17                    24138.79
  1995/05/31      30717.50                    25103.62
  1995/06/30      31898.46                    25686.77
  1995/07/31      33782.96                    26538.55
  1995/08/31      34850.85                    26605.16
  1995/09/30      35843.36                    27727.90
  1995/10/31      34788.04                    27628.91
  1995/11/30      36132.32                    28841.82
  1995/12/31      35653.34                    29397.31
  1996/01/31      35871.49                    30398.00
  1996/02/29      37057.66                    30679.78
  1996/03/31      36566.83                    30975.23
  1996/04/30      38269.12                    31431.81
  1996/05/31      39540.10                    32242.43
  1996/06/30      37710.45                    32365.28
  1996/07/31      34120.97                    30935.38
  1996/08/31      35391.95                    31587.81
  1996/09/30      37640.61                    33365.57
  1996/10/31      36579.13                    34285.79
  1996/11/30      37249.54                    36877.45
  1996/12/31      36036.09                    36146.91
  1997/01/31      35851.43                    38405.37
  1997/02/28      35382.69                    38706.47
  1997/03/31      33663.98                    37116.02
  1997/04/30      34415.69                    39331.84
  1997/05/31      37701.68                    41726.37
  1997/06/30      40173.45                    43595.71
  1997/07/31      42325.34                    47064.62
  1997/08/31      41496.57                    44428.06
  1997/09/30      44855.26                    46861.38
  1997/10/31      43415.82                    45296.21
  1997/11/30      44855.26                    47392.97
  1997/12/31      47181.38                    48206.71
  1998/01/31      47526.54                    48739.88
  1998/02/27      50386.00                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980318 102049 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on February 29, 1988 and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $50,386 - a 403.86% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                                 % OF FUND'S
                                                 INVESTMENTS

CBS CORP.                                        5.8

TIME WARNER, INC.                                5.3

U.S. WEST MEDIA GROUP                            5.2

GANNETT CO., INC.                                5.1

DISNEY (WALT) CO.                                4.7

TELE-COMMUNICATIONS, INC. (TCI GROUP), SERIES A  3.2

OMNICOM GROUP, INC.                              3.1

INTERPUBLIC GROUP OF COMPANIES, INC.             3.1

WORLDCOM, INC.                                   3.1

COX COMMUNICATIONS, INC. CLASS A                 3.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
7.7
NEWSPAPERS 16.5%
CABLE TV OPERATORS 15.2%
TELEPHONE SERVICES 10.3%
TELEVISION BROADCASTING 8.6%
MOTION PICTURE PRODUCTION 8.3%
ALL OTHERS 41.1%
ROW: 1, COL: 1, VALUE: 41.1
ROW: 1, COL: 2, VALUE: 8.300000000000001
ROW: 1, COL: 3, VALUE: 8.6
ROW: 1, COL: 4, VALUE: 10.3
ROW: 1, COL: 5, VALUE: 15.2
ROW: 1, COL: 6, VALUE: 16.5
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
MULTIMEDIA PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Jeffrey Dorsey became Portfolio Manager of Fidelity Select Multimedia Portfolio on December 1, 1997.
Q. HOW DID THE FUND PERFORM, JEFF?
A. Quite well. For the 12 months that ended February 28, 1998, the fund returned 42.42%. This compared favorably to the Standard & Poor's 500 Index, which returned 35.01% over the same period.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG SHOWING?
A. Three of the major industries represented in the fund - publishing, broadcasting and entertainment - turned in stellar performances. In the publishing area, newspapers had one of their strongest years ever due to healthy advertising revenues and lower newsprint costs. In the broadcasting and entertainment fields, the fund realized strong performances from several positions. Clear Channel, CBS and Chancellor performed well from a broadcasting standpoint while Time Warner and Viacom were able contributors from the entertainment side. Advertising agency stocks - including Interpublic and Omnicom - also posted strong gains during the period.
Q. MANY OF THE STOCKS IN THE PORTFOLIO BENEFITED FROM A STRONG ADVERTISING CLIMATE DURING THE PERIOD. WHAT DROVE ADVERTISING DEMAND?
A. First off, a good economy helped. Companies had more money to spend on advertising and many consumers had more money in their pockets. Much of the advertising growth came from consumer product and auto companies. When advertising conditions are positive, many of the stocks in the multimedia sector benefit. Newspapers, for example, enjoyed a sharp increase in classified advertising during the period. As another example, CBS - which just aired the 1998 Winter Olympics - reaped an advertising windfall and saw significant benefits in the carryover to its evening news and late-night programming.
Q. HOW DID THE WELL-DOCUMENTED ECONOMIC CRISIS IN ASIA AFFECT THE SECTOR? WERE ANY FUND POSITIONS NEGATIVELY AFFECTED?
A. Another reason for the solid performance we've seen was the fact that many of the companies in this sector had minimal business exposure to Asia. Most of them are domestic-oriented and many performed in line with the robust U.S. economy. That being said, however, the Asian crisis could still have negative future implications. For instance, if softening product demand in Asia hurts growth for U.S. companies later in 1998, U.S. companies may feel a profit pinch and begin to cut back on their advertising. I haven't seen any indications of this happening yet, but it's certainly worth keeping an eye on.
Q. WHAT TYPES OF CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE TAKING
THE REINS?
A. When I took over the fund, it had a decent exposure to technology-related stocks. When I sensed weakening business prospects for many of these positions - partly due to the Asian crisis - I decided to reallocate some of these assets to the broadcasting and entertainment groups. This turned out to be a prudent strategy, as many technology-related stocks declined significantly during the fourth quarter of 1997. I've also made a conscious effort to keep the fund close to its roots by focusing mainly on the broadcasting, publishing and entertainment industries.
Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD? WERE THERE ANY
DISAPPOINTMENTS?
A. Two advertising agencies that I mentioned earlier - Interpublic and Omnicom - were among the fund's best performers. Both companies continued to benefit from positive advertising trends as well as from favorable acquisitions of other companies. Entertainment giants Time Warner and Viacom also contributed positively. On a negative note, Times Mirror didn't perform as well as I had hoped. However, the stock bounced back toward the end of the period as investors began to realize the stock's value.
Q. WHAT'S YOUR OUTLOOK?
A. Going forward, my immediate goal will be to focus on long-term growth stories. Companies that show the ability to remain strong for the next couple of years will appeal to me. In terms of the economy, I haven't seen any tangible evidence of a slowdown. If advertising remains in strong demand, the stocks in this sector will continue to benefit.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: June 30, 1986
FUND NUMBER: 503
TRADING SYMBOL: FBMPX
SIZE: as of February 28, 1998, more than $115 million
MANAGER: Jeffrey Dorsey, since 1997; manager,
Fidelity Select Leisure Portfolio, since January
1998; analyst, fixed-income securities, 1991-1997;
joined Fidelity in 1991
(checkmark)
MULTIMEDIA PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.8%
 SHARES VALUE (NOTE 1)
ADVERTISING - 7.3%
ADVERTISING - 1.0%
Outdoor Systems, Inc. (a)  39,600 $ 1,180,575
ADVERTISING AGENCIES - 6.3%
Interpublic Group of Companies, Inc.   66,800  3,640,600
Omnicom Group, Inc.   79,800  3,650,850
  7,291,450
TOTAL ADVERTISING   8,472,025
BROADCASTING - 30.1%
CABLE TV OPERATORS - 15.2%
Adelphia Communications Class A (a)  6,800  175,100
Cablevision Systems Corp. Class A (a)  5,500  537,625
Comcast Corp. Class A special  16,800  588,000
Cox Communications, Inc. Class A (a)  93,400  3,601,738
TCA Cable TV, Inc.   10,100  497,425
Tele-Communications International, Inc.,
 Series A (a)  13,500  239,625
Tele-Communications, Inc. (TCI Group),
 Series A (a)  126,105  3,664,927
Tele-Communications, Inc. (TCI Ventures
 Group), Series A (a)  141,300  2,181,319
Time Warner, Inc.   91,800  6,196,500
  17,682,259
COMMUNICATIONS SERVICE - 1.4%
CD Radio, Inc. (a)  6,000  95,250
PanAmSat Corp. (a)  27,000  1,434,375
  1,529,625
RADIO BROADCASTING - 4.9%
American Radio Systems Corp. Class A (a)  2,100  125,475
Chancellor Media Corp. (a)   40,500  1,812,375
Clear Channel Communications, Inc. (a)  37,100  3,362,188
Jacor Communications, Inc. Class A (a)  6,700  387,763
  5,687,801
TELEVISION BROADCASTING - 8.6%
CBS Corp.   217,750  6,736,641
Granite Broadcasting Corp. (a)  5,900  69,694
Scripps E.W. Co. Class A  29,000  1,538,813
USA Networks, Inc. (a)  17,400  896,100
Westwood One, Inc. (a)  11,300  350,300
Young Broadcasting, Inc. Class A (a)  9,900  438,075
  10,029,623
TOTAL BROADCASTING   34,929,308
COMMUNICATIONS EQUIPMENT - 0.7%
TELEPHONE EQUIPMENT - 0.7%
Globalstar Telecommunications Ltd. (a)   11,300  765,575
ELECTRICAL EQUIPMENT - 2.1%
TV & RADIO COMMUNICATION EQUIPMENT - 2.1%
Loral Space & Communications Ltd. (a)  93,600  2,392,640
ENTERTAINMENT - 8.6%
MOTION PICTURE PRODUCTION - 8.3%
Disney (Walt) Co.   48,700  5,451,356
King World Productions, Inc.   41,800  1,115,538
News Corp. Ltd. ADR  23,300  592,694
Viacom, Inc. Class B (non-vtg.) (a)  52,200  2,505,600
  9,665,188

 SHARES VALUE (NOTE 1)
RECREATIONAL SERVICES - 0.3%
Cedar Fair LP (depositary unit)  4,500 $ 117,563
Premier Parks, Inc. (a)  4,200  219,975
  337,538
TOTAL ENTERTAINMENT   10,002,726
PRINTING - 3.5%
COMMERCIAL PRINTING, LITHOGRAPHIC - 0.3%
Consolidated Graphics, Inc. (a)  8,000  425,500
COMMERCIAL PRINTING - 3.2%
Big Flower Holdings, Inc. (a)  7,500  201,563
Donnelley (R.R.) & Sons Co.   60,000  2,377,500
Valassis Communications, Inc. (a)  29,100  1,109,438
  3,688,501
TOTAL PRINTING   4,114,001
PUBLISHING - 26.6%
BOOK PUBLISHING & PRINTING - 7.3%
Dun & Bradstreet Corp.   71,600  2,398,600
Harcourt General, Inc.   29,800  1,609,200
Houghton Mifflin Co.   17,600  558,800
McGraw-Hill, Inc.   38,300  2,896,438
Reader's Digest Association, Inc. (The)
 Class A (non-vtg.)  23,900  634,844
Scholastic Corp. (a)  9,200  364,550
  8,462,432
GENERAL PUBLISHING - 0.4%
Applied Graphics Technologies, Inc. (a)  6,900  407,963
GREETING CARDS - 0.1%
Gibson Greetings, Inc. (a)  7,100  156,200
NEWSPAPERS - 16.5%
Belo (A.H.) Corp. Class A  30,300  1,658,925
Central Newspapers, Inc. Class A  12,400  885,825
Dow Jones & Co., Inc.   33,300  1,710,788
Gannett Co., Inc.   92,000  5,939,750
Harte Hanks Communications, Inc.   20,600  894,813
Journal Register Co.   22,700  449,744
New York Times Co. (The) Class A  16,700  1,092,806
Times Mirror Co. Class A  38,900  2,394,781
Tribune Co.   42,700  2,756,819
Washington Post Co. Class B  2,900  1,431,150
  19,215,401
PERIODICALS - 2.3%
CMP Media, Inc. Class A  2,300  54,338
Meredith Corp.   15,800  678,413
Playboy Enterprises, Inc. Class B (a)  95,500  1,528,000
World Color Press, Inc. (a)  14,000  452,375
  2,713,126
TOTAL PUBLISHING   30,955,122
RETAIL & WHOLESALE, MISCELLANEOUS - 2.6%
MAIL ORDER - 2.6%
Tele-Communications, Inc. (Liberty Media
 Group), Series A (a)  111,200  3,051,050
SERVICES - 0.0%
BUSINESS SERVICES - 0.0%
Mecklermedia Corp. (a)   1,400  38,150
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TELEPHONE SERVICES - 10.3%
AT&T Corp.   29,500 $ 1,795,813
Tel-Save Holdings, Inc.   18,700  517,756
U.S. WEST Media Group (a)  186,600  6,006,188
WorldCom, Inc. (a)  94,600  3,612,538
  11,932,295
TOTAL COMMON STOCKS
 (Cost $95,713,129)   106,652,892
CASH EQUIVALENTS - 8.2%
Taxable Central Cash Fund (b)
 (Cost $9,475,982)  9,475,982  9,475,982
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $105,189,111)  $ 116,128,874
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $158,188,012 and $125,555,631, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $40,201 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,952,000 and $2,610,500, respectively. The weighted average interest rate was 5.8% (see Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $105,226,273. Net unrealized appreciation aggregated $10,902,601 of which $11,129,610 related to appreciated investment securities and $227,009 related to depreciated investment securities.
The fund hereby designates approximately $4,042,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MULTIMEDIA PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                     $ 116,128,874
SECURITIES,
AT VALUE
(COST
$105,189
,111) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                         1,085,201
FOR
INVESTMENT
S SOLD

RECEIVABLE                         519,585
FOR FUND
SHARES
SOLD

DIVIDENDS                          99,879
RECEIVABLE

INTEREST                           38,798
RECEIVABLE

REDEMPTION                         1,967
FEES
RECEIVABLE

 TOTAL                             117,874,304
ASSETS

LIABILITIES

PAYABLE FOR          $ 2,227,173
FUND
SHARES
REDEEMED

ACCRUED               59,963
MANAGEM
ENT FEE

OTHER                 102,322
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                             2,389,458
LIABILITIES

NET ASSETS                        $ 115,484,846

NET ASSETS
CONSIST OF:

PAID IN                           $ 94,581,545
CAPITAL

ACCUMULATED                        (1,536)
NET
INVESTMENT
LOSS

ACCUMULATED                        9,965,074
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                10,939,763
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                       $ 115,484,846
FOR
3,439,49
4
SHARES
OUTSTANDIN
G

NET ASSET                          $33.58
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($115,48
4,846 (DIVIDED BY)
3,439,49
4 SHARES)

MAXIMUM                            $34.62
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$33.58)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 392,615
INCOME
DIVIDENDS

INTEREST                     273,638

 TOTAL                       666,253
INCOME

EXPENSES

MANAGEMEN      $ 355,794
T FEE

TRANSFER        523,474
AGENT FEES

ACCOUNTING      68,383
FEES AND
EXPENSES

NON-INTEREST    227
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       15,021
FEES AND
EXPENSES

REGISTRATION    44,016
FEES

AUDIT           22,336

LEGAL           317

INTEREST        843

MISCELLANEO     680
US

 TOTAL          1,031,091
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (19,325)     1,011,766
REDUCTIONS

NET                          (345,513)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     11,158,972
SECURITIES

 FOREIGN        (1,549)      11,157,423
CURRENCY
TRANSACTIO
NS

CHANGE IN                    11,000,546
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
SECURITIES

NET GAIN                     22,157,969
(LOSS)

NET INCREASE                $ 21,812,456
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 304,729
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 15,196
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 739
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 21,788
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 19,061
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                   264
N CREDITS

                            $ 19,325

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (345,513)    $ 1,133,306
NET
INVESTMENT
INCOME
(LOSS)

 NET             11,157,423     3,649,321
REALIZED
GAIN (LOSS)

 CHANGE IN       11,000,546     (9,287,117)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             21,812,456     (4,504,490)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (2,764,701)    (3,347,638)
TO
SHAREHOLD
ERS FROM
NET
REALIZED
GAINS

SHARE            123,445,992    42,427,132
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       2,725,416      3,294,839
ENT OF
DISTRIBUTIO
NS

 COST OF         (84,022,531)   (78,777,876)
SHARES
REDEEMED

 NET             42,148,877     (33,055,905)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       117,385        109,141
N FEES

  TOTAL          61,314,017     (40,798,892)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       54,170,829     94,969,721
OF PERIOD

 END OF         $ 115,484,846  $ 54,170,829
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
(LOSS) OF
$(1,536
) AND
$1,484,
090,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            4,033,610      1,577,831

 ISSUED IN       101,335        127,316
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (2,869,891)    (3,024,499)

 NET             1,265,054      (1,319,352)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 24.91    $ 27.18   $ 22.35   $ 23.87   $ 18.26
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.17)      .35 D     .02       (.01)     (.10)
INVESTMENT
INCOME
(LOSS) C

 NET            10.30      (1.58)    7.00      1.67      6.28
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     10.13      (1.23)    7.02      1.66      6.18
INVESTMENT
OPERATIONS



LESS
DISTRIBUTIO
NS

 FROM NET       -          -         (.02)     -         -
INVESTMENT
INCOME

 FROM NET       (1.52)     (1.07)    (2.19)    (3.21)    (.65)
REALIZED
GAIN

 TOTAL          (1.52)     (1.07)    (2.21)    (3.21)    (.65)
DISTRIBUTIO
NS

REDEMPTION      .06        .03       .02       .03       .08
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 33.58    $ 24.91   $ 27.18   $ 22.35   $ 23.87
VALUE, END
OF PERIOD

TOTAL           42.42%     (4.52)%   31.98%    9.35%     34.86%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 115,485  $ 54,171  $ 94,970  $ 38,157  $ 49,177
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.75%      1.60%     1.56%     2.05%     1.66%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.71% E    1.56% E   1.54% E   2.03% E   1.63% E
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.59)%     1.33%     .08%      (.07)%    (.42)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       219%       99%       223%      107%      340%
TURNOVER
RATE

AVERAGE        $ .0363    $ .0400
COMMISSIO
N RATE F




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN (SEE NOTE 8 OF NOTES
TO FINANCIAL STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D
INVESTMENT INCOME PER SHARE REFLECTS A
SPECIAL DIVIDEND WHICH AMOUNTED TO $.49 PER SHARE. E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF
NOTES TO FINANCIAL STATEMENTS). F FOR FISCAL
YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF
TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.


RETAILING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED            PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998        YEAR    YEARS    YEARS

SELECT RETAILING         52.61%  136.07%  575.14%

SELECT RETAILING         47.96%  128.92%  554.82%
(LOAD ADJ.)

S&P 500                  35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED       PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998   YEAR    YEARS   YEARS

SELECT RETAILING    52.61%  18.74%  21.04%

SELECT RETAILING    47.96%  18.01%  20.67%
(LOAD ADJ.)

S&P 500             35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
                     Retailing                   S&P 500
             00046                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9822.56                     9691.00
  1988/04/30      10128.97                     9798.57
  1988/05/31       9840.07                     9883.82
  1988/06/30      10706.77                    10337.48
  1988/07/31      10610.47                    10298.20
  1988/08/31      10584.21                     9948.06
  1988/09/30      11205.78                    10371.85
  1988/10/31      11442.15                    10660.19
  1988/11/30      11284.57                    10507.75
  1988/12/31      11341.53                    10691.63
  1989/01/31      11902.37                    11474.26
  1989/02/28      11742.13                    11188.55
  1989/03/31      12302.98                    11449.25
  1989/04/30      12997.35                    12043.46
  1989/05/31      13896.49                    12531.22
  1989/06/30      13649.09                    12459.79
  1989/07/31      14749.83                    13584.91
  1989/08/31      15465.30                    13851.18
  1989/09/30      15428.61                    13794.39
  1989/10/31      14685.62                    13474.36
  1989/11/30      14777.34                    13749.23
  1989/12/31      14690.79                    14079.22
  1990/01/31      13543.40                    13134.50
  1990/02/28      14015.22                    13303.94
  1990/03/31      15162.61                    13656.49
  1990/04/30      14948.14                    13315.08
  1990/05/31      16942.66                    14613.30
  1990/06/30      16728.19                    14513.93
  1990/07/31      16041.91                    14467.48
  1990/08/31      13736.42                    13159.62
  1990/09/30      12203.00                    12518.75
  1990/10/31      11634.67                    12464.92
  1990/11/30      13221.71                    13270.15
  1990/12/31      13951.72                    13640.39
  1991/01/31      15306.05                    14235.11
  1991/02/28      16724.87                    15252.92
  1991/03/31      18466.15                    15622.04
  1991/04/30      18724.12                    15659.53
  1991/05/31      20282.67                    16336.03
  1991/06/30      19637.75                    15587.84
  1991/07/31      20895.34                    16314.23
  1991/08/31      22002.45                    16700.88
  1991/09/30      21765.98                    16421.97
  1991/10/31      21357.53                    16642.03
  1991/11/30      20949.08                    15971.35
  1991/12/31      23457.48                    17798.47
  1992/01/31      24758.23                    17467.42
  1992/02/29      25948.74                    17694.50
  1992/03/31      25430.64                    17349.46
  1992/04/30      24394.46                    17859.53
  1992/05/31      24901.53                    17947.04
  1992/06/30      23739.15                    17679.63
  1992/07/31      24795.24                    18402.73
  1992/08/31      24232.76                    18025.47
  1992/09/30      24955.95                    18238.17
  1992/10/31      26666.36                    18302.01
  1992/11/30      28686.72                    18926.11
  1992/12/31      28636.02                    19158.90
  1993/01/31      28833.59                    19319.83
  1993/02/28      27741.14                    19582.58
  1993/03/31      29879.55                    19995.77
  1993/04/30      28164.53                    19511.88
  1993/05/31      29724.59                    20034.79
  1993/06/30      29010.06                    20092.89
  1993/07/31      29152.97                    20012.52
  1993/08/31      30486.76                    20771.00
  1993/09/30      31415.66                    20611.06
  1993/10/31      31903.92                    21037.71
  1993/11/30      32213.55                    20837.85
  1993/12/31      32367.74                    21089.99
  1994/01/31      30925.74                    21807.05
  1994/02/28      32071.61                    21216.08
  1994/03/31      31402.11                    20291.06
  1994/04/30      32354.86                    20550.78
  1994/05/31      30758.36                    20887.82
  1994/06/30      30500.86                    20376.06
  1994/07/31      31015.86                    21044.40
  1994/08/31      32985.74                    21907.22
  1994/09/30      32341.99                    21370.49
  1994/10/31      32483.61                    21851.33
  1994/11/30      31350.61                    21055.50
  1994/12/31      30745.49                    21367.76
  1995/01/31      30500.86                    21921.82
  1995/02/28      30784.11                    22776.12
  1995/03/31      31131.74                    23448.24
  1995/04/30      29921.49                    24138.79
  1995/05/31      30449.36                    25103.62
  1995/06/30      32393.49                    25686.77
  1995/07/31      34376.24                    26538.55
  1995/08/31      33899.86                    26605.16
  1995/09/30      34916.99                    27727.90
  1995/10/31      33359.11                    27628.91
  1995/11/30      35032.86                    28841.82
  1995/12/31      34427.74                    29397.31
  1996/01/31      33423.49                    30398.00
  1996/02/29      35882.61                    30679.78
  1996/03/31      38547.73                    30975.23
  1996/04/30      40800.86                    31431.81
  1996/05/31      42757.86                    32242.43
  1996/06/30      41998.23                    32365.28
  1996/07/31      37981.23                    30935.38
  1996/08/31      41573.36                    31587.81
  1996/09/30      43066.86                    33365.57
  1996/10/31      42217.11                    34285.79
  1996/11/30      43839.36                    36877.45
  1996/12/31      41609.55                    36146.91
  1997/01/31      41415.96                    38405.37
  1997/02/28      42913.07                    38706.47
  1997/03/31      43455.13                    37116.02
  1997/04/30      44122.48                    39331.84
  1997/05/31      46170.14                    41726.37
  1997/06/30      49104.68                    43595.71
  1997/07/31      54412.94                    47064.62
  1997/08/31      52587.00                    44428.06
  1997/09/30      55991.07                    46861.38
  1997/10/31      55678.05                    45296.21
  1997/11/30      59734.24                    47392.97
  1997/12/31      58971.19                    48206.71
  1998/01/31      59992.00                    48739.88
  1998/02/27      65482.00                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980318 102124 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $65,482 - a 554.82% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                   % OF FUND'S
                                   INVESTMENTS

CONSOLIDATED STORES CORP.          7.4

CVS CORP.                          6.8

WAL-MART STORES, INC.              6.7

DAYTON HUDSON CORP.                6.2

SAFEWAY, INC.                      5.9

FEDERATED DEPARTMENT STORES, INC.  5.7

TJX COMPANIES, INC.                5.6

MEYER (FRED), INC.                 5.1

PROFFITTS, INC.                    5.0

HOME DEPOT, INC.                   4.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
DEPARTMENT STORES 21.6%
GENERAL MERCHANDISE STORES 12.9%
DRUG STORES 11.3%
GENERAL APPAREL STORES 11.3%
GROCERY-RETAIL 9.6%
ALL OTHERS 33.3%
ROW: 1, COL: 1, VALUE: 33.3
ROW: 1, COL: 2, VALUE: 9.6
ROW: 1, COL: 3, VALUE: 11.3
ROW: 1, COL: 4, VALUE: 11.3
ROW: 1, COL: 5, VALUE: 12.9
ROW: 1, COL: 6, VALUE: 21.6
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
RETAILING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Ramin Arani,
Portfolio Manager
of Fidelity Select
Retailing Portfolio
Q. HOW DID THE FUND PERFORM, RAMIN?
A. For the 12-month period ending February 28, 1998, the fund returned 52.61%, outperforming the Standard & Poor's 500 Index, which returned 35.01% over the same period.
Q. WHY DID THE FUND NOTABLY OUTPERFORM THE INDEX?
A. There were two main reasons. First, the retail sector was one of the top-performing sectors over the period. It benefited from the strong domestic economy and from steps retailers continued to take to improve their profitability. Specifically, the trend with retailers was to focus on improving profit margins and reducing inventories, rather than chasing market share by building stores at lower rates of return.
Q. YOU NOTED THERE WAS A SECOND REASON THE FUND DID WELL . . .
A. Right. The second main reason was that the fund continued to be overweighted versus the index and similar funds in two industries that were exceptionally strong performers - drug-store chains and discount stores. Drug-store chains such as top-10 holding CVS benefited from increased third-party penetration and new acquisitions. By third-party penetration, I mean that an increasing number of these stores' customers belong to an HMO or third-party payer through which they pay only a small co-payment for prescription drugs. As a result, more customers are buying presciption drugs because they're more affordable. The fund also continued to benefit from its investment in discount stores - primarily Wal-Mart and Dayton Hudson's Target and Mervyn's stores. Wal-Mart had a great year in 1997, due mostly to its emphasis on driving its return on investment - clearly reflecting the retail trend we just discussed.
Q. WERE THERE OTHER REASONS THAT THE FUND TURNED IN A STRONG PERFORMANCE OVER THE PERIOD?
A. Yes. The fund benefited from its holdings in the home-improvement industry, including companies such as Lowe's and Home Depot - a top-10 holding - which continued to benefit from robust housing trends. These stores also were helped by the fallout of competitors from the industry, due mostly to bankruptcy.
Q. WE'VE ALREADY DISCUSSED SEVERAL OF THE FUND'S TOP-10 STOCKS THAT WERE SOLID PERFORMERS. WERE THERE SOME OTHER STANDOUTS?
A. Definitely. Consolidated Stores - which is made up of several discount businesses and Kay-Bee toy stores - moved to the fund's number-one position over the period. The stock performed well because toy sales were strong for much of 1997. Another top-10 holding, the department store Proffitts, saw its earnings outlook improve after acquiring retailer Carson Perry.
Q. DID MARKET JITTERS ABOUT THE DECLINES IN SOUTHEAST ASIA NEGATIVELY IMPACT THE FUND?
A. No. As a matter of fact, the sector actually benefited from Southeast Asia's problems over the last few months of the period. In November, retail companies - especially supermarkets - got a boost in performance as investors gravitated toward domestic industries.
Q. DID YOU EXPERIENCE ANY REGRETS OVER THE PERIOD?
A. Sure. As I just noted, supermarkets were one of the big beneficiaries of the Asian crisis. However, for much of the period, I avoided most supermarkets because the sales environment was weak. So, when supermarkets picked up in November, I didn't own enough of them to benefit from their upswing. Specifically, I missed out on Albertson's and Kroger's - two supermarket chains that turned in strong performances.
Q. RAMIN, HOW DOES THE FUND LOOK GOING FORWARD?
A. I think the first half of 1998 will look pretty good. The economy seems to be fairly strong and retailers are continuing to show discipline by keeping inventories conservative and cutting costs. I'm less certain about the second half of the year because of possible repercussions from the Southeast Asian fallout. On the positive side, we could see lower product costs, which could mean better profit margins for the retailers. On the negative side, if those lower product costs cause extreme competition among U.S. retailers, we could actually see deflation in some retail goods. We also don't know how Asia's troubles will affect the overall U.S. economy. Ultimately, it is unclear whether Asia's troubles will create an environment of opportunity or risk for the sector and the fund in the second half of 1998. Until I see more effects from Asia, I will treat Asia as a neutral for the fund.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS
 .

FUND FACTS
START DATE: DECEMBER 16, 1985
FUND NUMBER: 046
TRADING SYMBOL: FSRPX
SIZE: AS OF FEBRUARY 28, 1998, MORE THAN
$192 MILLION
MANAGER: RAMIN ARANI, SINCE 1997; JOINED
FIDELITY IN 1992
(CHECKMARK)
RETAILING PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 92.5%
 SHARES VALUE (NOTE 1)
APPAREL STORES - 17.0%
FAMILY CLOTHING STORES - 1.5%
Stage Stores, Inc. (a)  70,700 $ 2,969,400
GENERAL APPAREL STORES - 11.3%
Gap, Inc.   190,250  8,501,797
Limited, Inc. (The)  81,000  2,349,000
TJX Companies, Inc.   279,300  10,787,960
  21,638,757
SHOE STORES - 4.2%
Payless ShoeSource, Inc.  (a)  119,100  8,009,475
TOTAL APPAREL STORES   32,617,632
DRUG STORES - 11.3%
CVS Corp.   176,159  13,046,776
Duane Reade, Inc. (a)  100  2,238
Rite Aid Corp.   105,000  3,399,375
Walgreen Co.   144,700  5,308,681
  21,757,070
GENERAL MERCHANDISE STORES - 42.5%
DEPARTMENT STORES - 21.6%
Federated Department Stores, Inc.  (a)  233,300  10,935,938
Kohls Corp. (a)  30,400  2,437,700
Meyer (Fred), Inc. (a)   221,100  9,825,131
Nordstrom, Inc.   36,000  2,064,375
Penney (J.C.) Co., Inc.   93,400  6,602,213
Proffitts, Inc. (a)  284,629  9,641,807
Stein Mart, Inc.  (a)  500  16,156
  41,523,320
GENERAL MERCHANDISE STORES - 12.9%
Dayton Hudson Corp.   155,200  11,998,900
Wal-Mart Stores, Inc.   276,800  12,819,300
  24,818,200
VARIETY STORES - 8.0%
Consolidated Stores Corp. (a)  347,158  14,276,873
Costco Companies, Inc. (a)  9,800  478,975
Michaels Stores, Inc.  (a)  18,300  622,200
  15,378,048
TOTAL GENERAL MERCHANDISE STORES   81,719,568
GROCERY STORES - 9.6%
GROCERY - RETAIL - 9.6%
Albertson's, Inc.   80,600  3,773,088
Dominick's Supermarkets, Inc.  (a)  57,400  2,611,700
Giant Food, Inc. Class A  12,400  450,275
Quality Food Centers, Inc.  (a)  3,200  267,600
Safeway, Inc. (a)  324,974  11,333,468
  18,436,131
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Equity Office Properties Trust   100  2,950
RETAIL & WHOLESALE, MISCELLANEOUS - 11.1%
BUILDING MATERIALS - RETAIL - 4.6%
Home Depot, Inc.   139,000  8,869,938
LUMBER & BUILDING MATERIALS - RETAIL - 2.1%
Lowe's Companies, Inc.   67,900  3,967,906
MAIL ORDER - 0.2%
Viking Office Products, Inc.  (a)  13,300  292,600
MUSIC, TV, & ELECTRONIC STORES - 0.7%
Best Buy Co., Inc.  (a)  17,900  1,067,288
Circuit City Stores, Inc. -
 Circuit City Group  7,300  281,963
  1,349,251

 SHARES VALUE (NOTE 1)
RETAIL, GENERAL - 3.5%
Bed Bath & Beyond, Inc.  (a)  39,400 $ 1,701,588
Office Depot, Inc.  (a)  60,800  1,675,800
Staples, Inc. (a)  161,400  3,409,575
  6,786,963
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   21,266,658
SERVICES - 1.0%
PERSONAL SERVICES - 1.0%
Cendant Corp. (a)  49,168  1,843,800
TEXTILES & APPAREL - 0.0%
APPAREL - 0.0%
Polo Ralph Lauren Corp. Class A  200  5,649
TOTAL COMMON STOCKS
 (Cost $156,300,459)   177,649,458
CASH EQUIVALENTS - 7.5%
Taxable Central Cash Fund (b)
 (Cost $14,396,961)  14,396,961  14,396,961
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $170,697,420)  $ 192,046,419
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $525,718,908 and $423,554,501, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $132,299 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the security lending program. At the period end, there were no loans outstanding (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $35,549,000 and $11,612,400, respectively. The weighted average interest rate paid was 5.9% (see
Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $172,579,940. Net unrealized appreciation aggregated $19,466,479, of which $22,068,395 related to appreciated investment securities and $2,601,916 related to depreciated investment securities.
The fund hereby designates approximately $2,429,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 23% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
RETAILING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                  $ 192,046,419
SECURITIES,
AT VALUE
(COST
$170,697
,420) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                      1,798,954
FOR FUND
SHARES
SOLD

DIVIDENDS                       60,743
RECEIVABLE

INTEREST                        40,211
RECEIVABLE

REDEMPTION                      287
FEES
RECEIVABLE

OTHER                           27,473
RECEIVABLE
S

 TOTAL                          193,974,087
ASSETS

LIABILITIES

PAYABLE FOR          $ 56,274
INVESTMENT
S
PURCHASED

PAYABLE FOR           834,761
FUND
SHARES
REDEEMED

ACCRUED               89,450
MANAGEM
ENT FEE

OTHER                 132,926
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                          1,113,411
LIABILITIES

NET ASSETS                     $ 192,860,676

NET ASSETS
CONSIST OF:

PAID IN                        $ 168,881,578
CAPITAL

ACCUMULATED                     2,630,099
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                             21,348,999
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                    $ 192,860,676
FOR
3,854,49
7
SHARES
OUTSTANDIN
G

NET ASSET                       $50.04
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($192,86
0,676 (DIVIDED BY)
3,854,49
7 SHARES)

MAXIMUM                         $51.59
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$50.04)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                 $ 669,382
INCOME
DIVIDENDS

INTEREST                    686,692
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$36,716)

 TOTAL                      1,356,074
INCOME

EXPENSES

MANAGEMEN      $ 911,425
T FEE

TRANSFER        1,191,055
AGENT FEES

ACCOUNTING      155,711
AND
SECURITY
LENDING
FEES

NON-INTEREST    752
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       24,073
FEES AND
EXPENSES

REGISTRATION    133,439
FEES

AUDIT           29,467

LEGAL           931

INTEREST        39,944

MISCELLANEO     905
US

 TOTAL          2,487,702
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (112,475)   2,375,227
REDUCTIONS

NET                         (1,019,153)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     6,176,964
SECURITIES

 FOREIGN        505         6,177,469
CURRENCY
TRANSACTIO
NS

CHANGE IN                   16,637,718
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
SECURITIES

NET GAIN                    22,815,187
(LOSS)

NET INCREASE               $ 21,796,034
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                      $ 622,003
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                     $ 3,413
CHARGES -
DEALERS'
PORTION

 DEFERRED                  $ 2,757
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                  $ 127,110
FEES
WITHHELD
BY FSC

 EXPENSE                   $ 111,486
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                  989
N CREDITS

                           $ 112,475

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (1,019,153)   $ (863,712)
NET
INVESTMENT
INCOME
(LOSS)

 NET             6,177,469       7,830,939
REALIZED
GAIN (LOSS)

 CHANGE IN       16,637,718      2,577,741
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             21,796,034      9,544,968
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (3,631,382)     (523,662)
TO
SHAREHOLD
ERS FROM
NET
REALIZED
GAINS

SHARE            722,604,794     606,855,160
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       3,609,234       520,661
ENT OF
DISTRIBUTIO
NS

 COST OF         (612,476,826)   (601,757,660)
SHARES
REDEEMED

 NET             113,737,202     5,618,161
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       1,610,457       657,715
N FEES

  TOTAL          133,512,311     15,297,182
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       59,348,365      44,051,183
OF PERIOD

 END OF         $ 192,860,676   $ 59,348,365
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            17,451,277      19,012,106

 ISSUED IN       95,408          15,768
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (15,477,247)    (18,823,522)

 NET             2,069,438       204,352
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 33.25    $ 27.87   $ 23.91   $ 24.91   $ 23.87
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.27)      (.13)     (.14)     (.18)     (.22)
INVESTMENT
INCOME
(LOSS) C

 NET            17.14      5.49      4.07      (.96)     3.85
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     16.87      5.36      3.93      (1.14)    3.63
INVESTMENT
OPERATIONS



LESS
DISTRIBUTIO
NS

 FROM NET       (.51)      (.08)     -         -         (2.63)
REALIZED
GAIN

REDEMPTION      .43        .10       .03       .14       .04
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 50.04    $ 33.25   $ 27.87   $ 23.91   $ 24.91
VALUE, END
OF PERIOD

TOTAL           52.61%     19.59%    16.56%    (4.01)%   15.61%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 192,861  $ 59,348  $ 44,051  $ 31,090  $ 52,790
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.63%      1.45%     1.94%     2.07%     1.86%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.55% D    1.39% D   1.92% D   1.96% D   1.83% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.67)%     (.39)%    (.53)%    (.74)%    (.87)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       308%       278%      235%      481%      154%
TURNOVER
RATE

AVERAGE        $ .0405    $ .0403
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN SEE (NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). BTOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. CNET
INVESTMENT INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. DFMR OR THE FUND
HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE
8 OF NOTES TO FINANCIAL STATEMENTS). EFOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND DEPENDING ON THE
MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.

AIR TRANSPORTATION PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998               YEAR    YEARS    YEARS

SELECT AIR TRANSPORTATION       61.10%  137.43%  325.88%

SELECT AIR TRANSPORTATION       56.20%  130.23%  313.03%
(LOAD ADJ.)

S&P 500                         35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED              PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998          YEAR    YEARS   YEARS

SELECT AIR TRANSPORTATION  61.10%  18.88%  15.59%

SELECT AIR TRANSPORTATION  56.20%  18.15%  15.24%
(LOAD ADJ.)

S&P 500                    35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980306 130028 S00000000000001
             AIR TRANSPORTATION          S&P 500
             00034                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31      10118.20                     9691.00
  1988/04/30      10002.04                     9798.57
  1988/05/31       9851.02                     9883.82
  1988/06/30      11117.25                    10337.48
  1988/07/31      10791.98                    10298.20
  1988/08/31      10187.90                     9948.06
  1988/09/30      10861.68                    10371.85
  1988/10/31      11070.78                    10660.19
  1988/11/30      10815.21                    10507.75
  1988/12/31      11245.03                    10691.63
  1989/01/31      12290.54                    11474.26
  1989/02/28      12522.87                    11188.55
  1989/03/31      13150.18                    11449.25
  1989/04/30      13672.93                    12043.46
  1989/05/31      14021.44                    12531.22
  1989/06/30      13951.35                    12459.79
  1989/07/31      14933.67                    13584.91
  1989/08/31      16068.02                    13851.18
  1989/09/30      15436.53                    13794.39
  1989/10/31      14220.32                    13474.36
  1989/11/30      14079.99                    13749.23
  1989/12/31      14206.18                    14079.22
  1990/01/31      12744.14                    13134.50
  1990/02/28      13280.22                    13303.94
  1990/03/31      13974.69                    13656.49
  1990/04/30      13462.97                    13315.08
  1990/05/31      14401.12                    14613.30
  1990/06/30      14437.67                    14513.93
  1990/07/31      13999.05                    14467.48
  1990/08/31      11781.62                    13159.62
  1990/09/30      10599.81                    12518.75
  1990/10/31      11160.26                    12464.92
  1990/11/30      10989.68                    13270.15
  1990/12/31      11623.24                    13640.39
  1991/01/31      12999.99                    14235.11
  1991/02/28      14462.03                    15252.92
  1991/03/31      14401.12                    15622.04
  1991/04/30      14047.79                    15659.53
  1991/05/31      14876.28                    16336.03
  1991/06/30      14562.60                    15587.84
  1991/07/31      15010.30                    16314.23
  1991/08/31      14823.76                    16700.88
  1991/09/30      14326.32                    16421.97
  1991/10/31      15022.74                    16642.03
  1991/11/30      14351.19                    15971.35
  1991/12/31      15930.57                    17798.47
  1992/01/31      16850.83                    17467.42
  1992/02/29      17609.43                    17694.50
  1992/03/31      16577.24                    17349.46
  1992/04/30      15719.15                    17859.53
  1992/05/31      15930.57                    17947.04
  1992/06/30      15413.26                    17679.63
  1992/07/31      15324.68                    18402.73
  1992/08/31      14679.30                    18025.47
  1992/09/30      15160.17                    18238.17
  1992/10/31      15704.32                    18302.01
  1992/11/30      16083.95                    18926.11
  1992/12/31      16976.85                    19158.90
  1993/01/31      17130.37                    19319.83
  1993/02/28      17399.04                    19582.58
  1993/03/31      19318.05                    19995.77
  1993/04/30      19536.42                    19511.88
  1993/05/31      20652.42                    20034.79
  1993/06/30      19113.11                    20092.89
  1993/07/31      19767.32                    20012.52
  1993/08/31      20947.46                    20771.00
  1993/09/30      20524.15                    20611.06
  1993/10/31      21704.29                    21037.71
  1993/11/30      21755.60                    20837.85
  1993/12/31      22220.53                    21089.99
  1994/01/31      23078.67                    21807.05
  1994/02/28      22259.54                    21216.08
  1994/03/31      20972.33                    20291.06
  1994/04/30      20834.41                    20550.78
  1994/05/31      19963.43                    20887.82
  1994/06/30      19355.13                    20376.06
  1994/07/31      20364.36                    21044.40
  1994/08/31      21138.57                    21907.22
  1994/09/30      18774.48                    21370.49
  1994/10/31      18926.55                    21851.33
  1994/11/30      17668.47                    21055.50
  1994/12/31      17389.01                    21367.76
  1995/01/31      17948.59                    21921.82
  1995/02/28      19487.44                    22776.12
  1995/03/31      20746.50                    23448.24
  1995/04/30      22411.25                    24138.79
  1995/05/31      22774.98                    25103.62
  1995/06/30      25656.83                    25686.77
  1995/07/31      26524.18                    26538.55
  1995/08/31      25502.94                    26605.16
  1995/09/30      26440.24                    27727.90
  1995/10/31      26132.47                    27628.91
  1995/11/30      29503.95                    28841.82
  1995/12/31      27742.24                    29397.31
  1996/01/31      27113.04                    30398.00
  1996/02/29      30187.56                    30679.78
  1996/03/31      31731.98                    30975.23
  1996/04/30      30403.03                    31431.81
  1996/05/31      30692.44                    32242.43
  1996/06/30      30547.73                    32365.28
  1996/07/31      25540.86                    30935.38
  1996/08/31      25077.79                    31587.81
  1996/09/30      24773.91                    33365.57
  1996/10/31      24542.38                    34285.79
  1996/11/30      27537.82                    36877.45
  1996/12/31      28087.71                    36146.91
  1997/01/31      26987.93                    38405.37
  1997/02/28      25642.15                    38706.47
  1997/03/31      27219.46                    37116.02
  1997/04/30      28709.95                    39331.84
  1997/05/31      30706.91                    41726.37
  1997/06/30      31068.68                    43595.71
  1997/07/31      32935.41                    47064.62
  1997/08/31      31676.45                    44428.06
  1997/09/30      34266.71                    46861.38
  1997/10/31      33962.83                    45296.21
  1997/11/30      34831.07                    47392.97
  1997/12/31      36834.93                    48206.71
  1998/01/31      38234.51                    48739.88
  1998/02/27      41302.99                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980306 130031 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Air Transportation Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $41,303 - a 313.03% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                    % OF FUND'S
                                    INVESTMENTS

ALASKA AIR GROUP, INC.              7.8

ATLANTIC COAST AIRLINES, INC.       6.6

CONTINENTAL AIRLINES, INC. CLASS B  6.4

US AIRWAYS GROUP, INC.              6.1

AMR CORP.                           6.1

SKYWEST, INC.                       5.5

GULFSTREAM AEROSPACE CORP.          5.1

LOCKHEED MARTIN CORP.               5.1

SOUTHWEST AIRLINES CO.              5.0

AIR CANADA, INC.                    4.8

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
AIR TRANSPORTATION, MAJOR
NATIONAL 54.8%
AIRCRAFT 10.2%
AIR TRANSPORTATION, REGIONAL 9.6%
AIR COURIER SERVICES 5.3%
FREIGHT FORWARDING 4.5%
ALL OTHERS 15.6%
ROW: 1, COL: 1, VALUE: 20.0
ROW: 1, COL: 2, VALUE: 4.1
ROW: 1, COL: 3, VALUE: 5.3
ROW: 1, COL: 4, VALUE: 9.6
ROW: 1, COL: 5, VALUE: 10.2
ROW: 1, COL: 6, VALUE: 54.8
 *
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
AIR TRANSPORTATION PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Peter Saperstone,
Portfolio Manager
of Fidelity Select Air
Transportation Portfolio
Q. HOW DID THE FUND PERFORM, PETER?
A. It was an incredibly strong year for the air transportation sector and the fund's performance reflects that. For the 12-month period that ended February 28, 1998, the fund returned 61.10%. This topped the Standard & Poor's 500 Index, which returned 35.01% over the same period.
Q. WHAT ACCOUNTED FOR THE SECTOR'S STRONG SHOWING?
A. Nearly everything lined up in favor of air transportation companies. This industry is most successful when demand outpaces supply, and that's exactly what occurred over the past 12 months. Capacity - which measures the number of seats available - grew only 2% over the past year. Meanwhile, the strong economy helped boost air traffic by between 4% and 5%. As a consequence of this favorable supply/demand scenario, the load factor - which is the percentage of seats on a flight occupied by passengers - increased and the airlines were able to increase fares. Furthermore, the second half of the year saw the airlines' costs fall. Energy prices declined by 10% to 15% and the airlines cut the commissions they pay to travel agents by as much as 20%. The net result of higher revenues and falling costs translated into very good earnings for many air carriers.
Q. WHAT FACTORS DROVE THE FUND'S PERFORMANCE?
A. In light of the expanding economic crisis in Southeast Asia and its negative effects on airlines that serve the region, my emphasis on domestically oriented carriers benefited the fund. While the fund had some investments in carriers with international exposure in the first half of the year, I had pared or eliminated the fund's stake in most of them by mid-year to focus on predominantly domestic carriers, which I felt offered better business fundamentals.
Q. WHICH OF THE DOMESTICALLY ORIENTED CARRIERS PERFORMED THE BEST?
A. The stock prices of many of the fund's domestic-oriented companies
- including US Airways, Southwest Airlines, Continental Airlines, Alaska Air Group and America West - posted significant gains. The fund also earned good returns from some of its regional carrier holdings including Atlantic Coast Airlines and SkyWest.
Q. ASIDE FROM AIRLINES, WHERE DID THE OTHER WINNERS COME FROM?
A. Gulfstream Aerospace - which designs and manufactures intercontinental business-jet aircraft for clients including corporations, governments and individuals - turned in a strong performance. The company reported record sales and earnings in 1997 due to strong deliveries and strong free cash flow.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. In general, I was very happy with the fund's performance. That said, the stock price of reservations-system Sabre Group stumbled on lower-than-expected earnings due to an increase in its costs, and was a modest detractor from the fund's performance before I sold it.
Q. WHAT'S YOUR OUTLOOK?
A. I'm reasonably optimistic about the next six months. Strong earnings growth drove air transportation stocks higher over the past year, and I believe that it can do so again over the near term. Looking further out, I'm slightly more cautious. I expect capacity will begin to increase in 1999 by about 4% or 5% annually from the current 2% growth rate. In order to digest that added capacity, the economy will have to remain strong. If the economy weakens and demand slows, earnings could suffer. Since stock prices usually anticipate earnings six months in advance, it may be tough for air transportation stocks to turn in the same strong returns they posted over the past year.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: December 16, 1985
FUND NUMBER: 034
TRADING SYMBOL: FSAIX
SIZE: as of February 28, 1998, more than $181 million
MANAGER: Peter Saperstone, since June 1997;
manager, Fidelity Select Defense & Aerospace
Portfolio, since June 1997; Fidelity Select
Construction and Housing Portfolio, 1996-1997;
equity analyst, defense/aerospace and airlines, since 1997; building materials and appliances, since 1996; textile, apparel and footwear industries, since 1995; joined Fidelity in 1995
(checkmark)

AIR TRANSPORTATION PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 11.0%
AIRCRAFT - 10.2%
Gulfstream Aerospace Corp. (a)  232,400 $ 9,412,200
Lockheed Martin Corp.   80,000  9,335,000
  18,747,200
AIRCRAFT & PARTS - 0.3%
Sundstrand Corp.   7,900  477,950
AIRCRAFT ENGINES & PARTS - 0.5%
United Technologies Corp.   11,000  982,438
TOTAL AEROSPACE & DEFENSE   20,207,588
AIR TRANSPORTATION - 66.6%
AIR TRANSPORTATION MAJOR NATIONAL - 54.8%
AMR Corp. (a)   87,800  11,112,188
Air Canada, Inc. (a)  962,900  8,825,879
AirTran Holdings, Inc. (a)  1,000  5,813
Air New Zealand Ltd. Class B  455,200  678,754
Alaska Air Group, Inc. (a)  260,300  14,332,769
America West Airlines, Inc.
 Class B (warrants) (a)  8,200  109,163
America West Holding Corp. Class B  261,900  6,498,394
Amtran, Inc. (a)   1,000  10,500
ASA Holdings, Inc.   10,900  438,725
Atlantic Coast Airlines, Inc. (a)   280,500  12,166,688
Atlas Air, Inc. (a)   187,300  5,572,175
British Airways PLC ADR.   5,000  475,000
Continental Airlines, Inc. Class B (a)  232,800  11,698,200
Delta Air Lines, Inc.   10,700  1,209,769
Deutsche Lufthansa AG (Reg.) (c)  12,800  245,361
Deutsche Lufthansa AG (Reg.)  15,300  293,283
Mesaba Holdings, Inc. (a)   27,200  788,800
Northwest Airlines Corp. Class A (a)  900  52,988
Pan Am Corp. (a)   5,900  -
Southwest Airlines Co.   320,800  9,202,950
Trans World Airlines, Inc. (a)  419,200  5,449,600
US Airways Group, Inc. (a)   178,000  11,269,620
  100,436,619
AIR TRANSPORTATION, REGIONAL - 9.6%
Comair Holdings, Inc.   192,850  5,134,631
Midwest Express Holdings, Inc. (a)  27,300  1,327,463
SkyWest, Inc.   257,900  10,058,100
Virgin Express Holdings PLC
 sponsored ADR  53,000  1,113,000
  17,633,194
TRANSPORTATION SERVICES - 2.2%
Travel Services International, Inc.   143,100  4,024,688
TOTAL AIR TRANSPORTATION   122,094,501
AUTOS, TIRES, & ACCESSORIES - 0.6%
AUTO DEALERS, NEC - RETAIL - 0.6%
Aviation Sales Co. (a)   29,800  1,136,125
INDUSTRIAL MACHINERY & EQUIPMENT - 2.7%
MACHINERY - WHOLESALE - 2.7%
AVTEAM, Inc. Class A  425,900  5,004,325

 SHARES VALUE (NOTE 1)
TRUCKING & FREIGHT - 9.8%
AIR COURIER SERVICES - 5.3%
Airborne Freight Corp.   134,200 $ 4,856,363
AirNet Systems, Inc. (a)  20,000  535,000
FDX Corp. (a)  67,900  4,324,381
  9,715,744
FREIGHT FORWARDING - 4.5%
Air Express International Corp.   146,900  4,113,200
Eagle USA Airfreight, Inc. (a)   40,000  1,145,000
Expeditors International of
 Washington, Inc.   53,300  2,158,650
Fritz Companies, Inc. (a)   10,000  138,750
Pittston Co. (Burlington Group)  30,000  661,875
  8,217,475
TOTAL TRUCKING & FREIGHT   17,933,219
TOTAL COMMON STOCKS
 (Cost $151,288,350)   166,375,758
CASH EQUIVALENTS - 9.3%
Taxable Central Cash Fund (b)
 (Cost $16,980,033)  16,980,033  16,980,033
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $168,268,383)  $ 183,355,791
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $245,361 or 0.1% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $282,578,667 and $181,404,631, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $70,756 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $9,339,000 and $3,387,091 respectively. The weighted average interest rate paid was 5.8% (see Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $168,515,571. Net unrealized appreciation aggregated $14,840,220, of which $17,830,327 related to appreciated investment securities and $2,990,107 related to depreciated investment securities.
A total of 5% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
AIR TRANSPORTATION PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                     $ 183,355,791
SECURITIES,
AT VALUE
(COST
$168,268
,383) -
SEE
ACCOMPAN
YING
SCHEDULE

CASH                               428,119

RECEIVABLE                         2,459,744
FOR FUND
SHARES
SOLD

DIVIDENDS                          6,144
RECEIVABLE

INTEREST                           68,457
RECEIVABLE

REDEMPTION                         4,814
FEES
RECEIVABLE

OTHER                              225
RECEIVABLE
S

 TOTAL                             186,323,294
ASSETS

LIABILITIES

PAYABLE FOR          $ 1,643,554
INVESTMENT
S
PURCHASED

PAYABLE FOR           3,305,168
FUND
SHARES
REDEEMED

ACCRUED               73,660
MANAGEM
ENT FEE

OTHER                 115,819
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                             5,138,201
LIABILITIES

NET ASSETS                        $ 181,185,093

NET ASSETS
CONSIST OF:

PAID IN                           $ 161,980,415
CAPITAL

ACCUMULATED                        4,117,270
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                15,087,408
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                       $ 181,185,093
FOR
6,744,86
2
SHARES
OUTSTANDIN
G

NET ASSET                          $26.86
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($181,18
5,093 (DIVIDED BY)
6,744,86
2 SHARES)

MAXIMUM                            $27.69
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$26.86)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 345,781
INCOME
DIVIDENDS

INTEREST                     295,209

 TOTAL                       640,990
INCOME

EXPENSES

MANAGEMEN      $ 378,349
T FEE

TRANSFER        618,195
AGENT FEES

ACCOUNTING      73,865
FEES AND
EXPENSES

NON-INTEREST    235
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       19,880
FEES AND
EXPENSES

REGISTRATION    81,644
FEES

AUDIT           30,198

LEGAL           318

INTEREST        6,029

MISCELLANEO     633
US

 TOTAL          1,209,346
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (39,289)     1,170,057
REDUCTIONS

NET                          (529,067)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     13,120,116
SECURITIES

 FOREIGN        (21,071)     13,099,045
CURRENCY
TRANSACTIO
NS

CHANGE IN                    17,664,167
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
SECURITIES

NET GAIN                     30,763,212
(LOSS)

NET INCREASE                $ 30,234,145
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 299,325
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 8,551
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 946
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 53,730
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 35,987
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                   2,001
N CREDITS

  TRANSFER                   1,301
AGENT
CREDITS

                            $ 39,289

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (529,067)     $ (979,722)
NET
INVESTMENT
INCOME
(LOSS)

 NET             13,099,045      (3,349,104)
REALIZED
GAIN (LOSS)

 CHANGE IN       17,664,167      (6,154,936)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             30,234,145      (10,483,762)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (3,545,132)     (609,796)
TO
SHAREHOLD
ERS
FROM NET
REALIZED
GAIN

 IN EXCESS       -               (1,596,628)
OF NET
REALIZED
GAIN

 TOTAL           (3,545,132)     (2,206,424)
DISTRIBUTIO
NS

SHARE            317,061,095     442,243,515
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       3,512,172       2,188,450
ENT OF
DISTRIBUTIO
NS

 COST OF         (202,499,252)   (472,146,987)
SHARES
REDEEMED

 NET             118,074,015     (27,715,022)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       464,487         1,004,107
N FEES

  TOTAL          145,227,515     (39,401,101)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       35,957,578      75,358,679
OF PERIOD

 END OF         $ 181,185,093   $ 35,957,578
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            13,782,585      22,183,259

 ISSUED IN       154,313         96,706
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (9,221,113)     (23,821,393)

 NET             4,715,785       (1,541,428)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 17.72    $ 21.11    $ 13.93   $ 17.12    $ 13.60
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.19)      (.22)      (.01)     (.18)      (.18)
INVESTMENT
INCOME
(LOSS) C

 NET            10.59      (3.12)     7.47      (2.01)     3.78
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     10.40      (3.34)     7.46      (2.19)     3.60
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (1.43)     (.07)      (.46)     (.92)      (.22)
REALIZED
GAIN

 IN EXCESS      -          (.20)      -         (.17)      (.05)
OF NET
REALIZED
GAIN

 TOTAL          (1.43)     (.27)      (.46)     (1.09)     (.27)
DISTRIBUTIO
NS

REDEMPTION      .17        .22        .18       .09        .19
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 26.86    $ 17.72    $ 21.11   $ 13.93    $ 17.12
VALUE, END
OF PERIOD

TOTAL           61.10%     (15.06)%   54.91%    (12.45)%   27.94%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 181,185  $ 35,958   $ 75,359  $ 18,633   $ 11,035
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.93%      1.89%      1.47%     2.50% D    2.33%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.87% E    1.80% E    1.41% E   2.50%      2.31% E
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.84)%     (1.10)%    (.07)%    (1.31)%    (1.11)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       294%       469%       504%      200%       171%
TURNOVER
RATE

AVERAGE        $ .0270    $ .0409
COMMISSIO
N RATE F




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET
INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D DURING THE PERIOD, FMR AGREED TO
REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE
LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 8 OF
NOTES TO FINANCIAL STATEMENTS). E FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). F FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY FROM
PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.


AUTOMOTIVE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED            PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998        YEAR    YEARS    YEARS

SELECT AUTOMOTIVE        22.78%  85.95%   302.42%

SELECT AUTOMOTIVE        19.02%  80.30%   290.28%
(LOAD ADJ.)

S&P 500                  35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED       PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998   YEAR    YEARS   YEARS

SELECT AUTOMOTIVE   22.78%  13.21%  14.94%

SELECT AUTOMOTIVE   19.02%  12.51%  14.59%
(LOAD ADJ.)

S&P 500             35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 121412 S00000000000001
             Automotive                  S&P 500
             00502                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31      10399.91                     9691.00
  1988/04/30      10579.37                     9798.57
  1988/05/31      10543.48                     9883.82
  1988/06/30      11153.65                    10337.48
  1988/07/31      11028.03                    10298.20
  1988/08/31      10516.56                     9948.06
  1988/09/30      10561.42                    10371.85
  1988/10/31      10480.67                    10660.19
  1988/11/30      10256.34                    10507.75
  1988/12/31      10471.69                    10691.63
  1989/01/31      10956.24                    11474.26
  1989/02/28      10839.59                    11188.55
  1989/03/31      11045.98                    11449.25
  1989/04/30      11539.50                    12043.46
  1989/05/31      11709.99                    12531.22
  1989/06/30      11503.61                    12459.79
  1989/07/31      11907.40                    13584.91
  1989/08/31      12024.05                    13851.18
  1989/09/30      11745.88                    13794.39
  1989/10/31      10767.81                    13474.36
  1989/11/30      10866.51                    13749.23
  1989/12/31      10901.16                    14079.22
  1990/01/31      10613.31                    13134.50
  1990/02/28      10929.01                    13303.94
  1990/03/31      11337.57                    13656.49
  1990/04/30      11300.43                    13315.08
  1990/05/31      11941.13                    14613.30
  1990/06/30      12154.96                    14513.93
  1990/07/31      12192.62                    14467.48
  1990/08/31      10441.40                    13159.62
  1990/09/30       9443.39                    12518.75
  1990/10/31       9255.09                    12464.92
  1990/11/30       9801.17                    13270.15
  1990/12/31      10168.36                    13640.39
  1991/01/31      10742.68                    14235.11
  1991/02/28      11618.29                    15252.92
  1991/03/31      11712.44                    15622.04
  1991/04/30      11844.26                    15659.53
  1991/05/31      12795.19                    16336.03
  1991/06/30      12766.94                    15587.84
  1991/07/31      13294.19                    16314.23
  1991/08/31      13727.28                    16700.88
  1991/09/30      13322.43                    16421.97
  1991/10/31      13670.79                    16642.03
  1991/11/30      12992.90                    15971.35
  1991/12/31      13963.73                    17798.47
  1992/01/31      15472.25                    17467.42
  1992/02/29      17030.39                    17694.50
  1992/03/31      17397.59                    17349.46
  1992/04/30      18509.13                    17859.53
  1992/05/31      18499.21                    17947.04
  1992/06/30      18389.15                    17679.63
  1992/07/31      18558.13                    18402.73
  1992/08/31      17405.08                    18025.47
  1992/09/30      17116.82                    18238.17
  1992/10/31      17832.50                    18302.01
  1992/11/30      18697.29                    18926.11
  1992/12/31      19774.68                    19158.90
  1993/01/31      20687.83                    19319.83
  1993/02/28      20992.21                    19582.58
  1993/03/31      22118.42                    19995.77
  1993/04/30      21990.63                    19511.88
  1993/05/31      23329.73                    20034.79
  1993/06/30      23737.74                    20092.89
  1993/07/31      24009.75                    20012.52
  1993/08/31      24846.69                    20771.00
  1993/09/30      25108.23                    20611.06
  1993/10/31      25641.78                    21037.71
  1993/11/30      25641.78                    20837.85
  1993/12/31      26771.87                    21089.99
  1994/01/31      28298.01                    21807.05
  1994/02/28      27384.47                    21216.08
  1994/03/31      25460.68                    20291.06
  1994/04/30      24942.97                    20550.78
  1994/05/31      24573.45                    20887.82
  1994/06/30      24258.26                    20376.06
  1994/07/31      24986.45                    21044.40
  1994/08/31      24573.45                    21907.22
  1994/09/30      23530.08                    21370.49
  1994/10/31      23975.69                    21851.33
  1994/11/30      22530.19                    21055.50
  1994/12/31      23357.68                    21367.76
  1995/01/31      22802.70                    21921.82
  1995/02/28      23936.80                    22776.12
  1995/03/31      23816.15                    23448.24
  1995/04/30      23743.76                    24138.79
  1995/05/31      24226.36                    25103.62
  1995/06/30      24829.60                    25686.77
  1995/07/31      26615.21                    26538.55
  1995/08/31      26373.91                    26605.16
  1995/09/30      26506.63                    27727.90
  1995/10/31      25276.00                    27628.91
  1995/11/30      25903.38                    28841.82
  1995/12/31      26494.56                    29397.31
  1996/01/31      26180.87                    30398.00
  1996/02/29      26361.85                    30679.78
  1996/03/31      27966.48                    30975.23
  1996/04/30      29379.44                    31431.81
  1996/05/31      30055.94                    32242.43
  1996/06/30      29705.60                    32365.28
  1996/07/31      27978.11                    30935.38
  1996/08/31      28690.85                    31587.81
  1996/09/30      28932.46                    33365.57
  1996/10/31      29065.35                    34285.79
  1996/11/30      30539.15                    36877.45
  1996/12/31      30752.51                    36146.91
  1997/01/31      31291.15                    38405.37
  1997/02/28      31792.21                    38706.47
  1997/03/31      31165.88                    37116.02
  1997/04/30      31862.26                    39331.84
  1997/05/31      33684.45                    41726.37
  1997/06/30      34699.67                    43595.71
  1997/07/31      36222.50                    47064.62
  1997/08/31      35949.17                    44428.06
  1997/09/30      37914.53                    46861.38
  1997/10/31      36170.44                    45296.21
  1997/11/30      35923.14                    47392.97
  1997/12/31      35912.29                    48206.71
  1998/01/31      35898.10                    48739.88
  1998/02/27      39027.60                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 121414 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Select Automotive Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $39,028 - a 290.28% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                            % OF FUND'S
                            INVESTMENTS

FORD MOTOR CO.              6.8

GOODYEAR TIRE & RUBBER CO.  5.3

TRW, INC.                   4.7

HONDA MOTOR CO. LTD.        4.5

GENERAL MOTORS CORP.        4.4

CHRYSLER CORP.              4.2

GENUINE PARTS CO.           4.2

BREED TECHNOLOGIES, INC.    3.9

EATON CORP.                 3.9

DANA CORP.                  3.8

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
AUTO & TRUCK PARTS 44.1%
MOTOR VEHICLES & CAR BODIES 27.1%
TIRES & INNER TUBES 7.5%
AUTOS & OTHER MOTOR VEHICLES 4.2%
AUTO PARTS - RETAIL 4.1%
ALL OTHERS 13.0%


ROW: 1, COL: 1, VALUE: 13.0
ROW: 1, COL: 2, VALUE: 4.1
ROW: 1, COL: 3, VALUE: 4.2
ROW: 1, COL: 4, VALUE: 7.5
ROW: 1, COL: 5, VALUE: 27.1
ROW: 1, COL: 6, VALUE: 44.1
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
AUTOMOTIVE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Albert Grosman became Portfolio Manager of Fidelity Select Automotive Portfolio on December 1, 1997.
Q. HOW DID THE FUND PERFORM, ALBERT?
A. For the 12 months that ended February 28, 1998, the fund generated a return of 22.78%. This trailed the Standard & Poor's 500 Index, which returned 35.01% during the same period.
Q. WHAT WERE THE MAIN REASONS FOR THE FUND'S UNDERPERFORMANCE?
A. The fund's lack of exposure to the Big Three auto makers - Ford, Chrysler and General Motors - was the most significant detractor during the period. This underperformance, however, wasn't relegated solely to the fund. Aside from the Big Three, the auto industry in general performed poorly relative to the S&P 500, as investors questioned whether sales growth rates within the industry could be sustained.
Q. WHY WAS THE FUND'S EXPOSURE TO THE BIG AUTO MAKERS LIMITED?
A. I think many industry analysts - including the previous manager of the fund - believed that there may be long-term overcapacity problems in store for the Big Three. It's just a matter of when these problems may arise. In recent years, car sales have been brisk - to the tune of around 15 million vehicles per year in North America. As a result, there's a common thought that future demand may have a difficult time keeping pace with recently added production. To my way of thinking, however, the Big Three still displayed a penchant for cutting costs and improving profitability. Ford, for instance, announced a plan to reduce the number of manufacturing platforms on which it makes its vehicles. This could help shrink both design and pre-production costs. Ford also dropped five models from its lineup due to poor sales.
Q. WHAT SORTS OF TRENDS WERE GOING ON WITHIN THE GROUP?
A. Outsourcing - or hiring outside companies to work on a specific function - continued to be a favorable trend. Both manufacturers and auto parts companies have come to the realization that outsourcing can lower fixed costs. Examples of outsourcing stocks within the portfolio included Lear and Johnson Controls, two companies that specialize in integrating interior features into new cars.
Q. DID YOU FOLLOW ANY INVESTMENT THEMES DURING THE PERIOD?
A. Two areas that piqued my interest were car-rental agencies and companies involved in the safety aspects of the industry. For the past decade or so, most major car-rental agencies were owned by one member of the Big Three or another. If the manufacturer experienced a surplus in vehicle production, the rental agency became a sort of dumping ground for this overspill. Now that these rental agencies have become independent entities, many are enjoying unprecedented pricing power. The fund's positions in both Avis and Hertz both worked out well. From a safety perspective, I sought to take advantage of new laws requiring safety restraints to be more of a focal point for manufacturers. Two of the fund's largest positions at the end of the period - TRW and Breed Technologies - were working on a sensory mechanism for linking the different parts of a car's safety system together.
Q. WHICH STOCKS PERFORMED WELL? WHICH TURNED OUT TO BE DISAPPOINTING?
A. Aside from the names I've already mentioned, Tower Automotive was a strong contributor to performance. The company is involved in shaping the metal used for cars. Honda, on the other hand, was a disappointment due to investor concerns over the company's Asian business exposure.
Q. WHAT'S YOUR OUTLOOK?
A. I see more of the same for both the manufacturers and the auto parts companies. Outsourcing should continue to be a common denominator and as long as companies can continue to cut costs effectively, a slight sag in demand may not have a huge immediate impact on the industry. In terms of the rosy economic environment we've witnessed - namely low inflation and low interest rates - I don't see any reason why these conditions can't continue.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: JUNE 30, 1986
FUND NUMBER: 502
TRADING SYMBOL: FSAVX
SIZE: AS OF FEBRUARY 28, 1998, MORE THAN
$32 MILLION
MANAGER: ALBERT GROSMAN, SINCE 1997;
ANALYST, LATIN AMERICAN STEEL, OIL AND CABLE
INDUSTRIES, 1996-1997; AUTOMOTIVE
MANUFACTURING, AUTOMOTIVE PARTS, TIRE AND
RENTAL CAR INDUSTRIES, 1997-PRESENT; JOINED
FIDELITY IN 1996
(CHECKMARK)
AUTOMOTIVE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 95.1%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.1%
AIRCRAFT EQUIPMENT - 0.1%
Simula, Inc.   1,800 $ 29,925
AUTOS, TIRES, & ACCESSORIES - 87.0%
AUTO & TRUCK PARTS - 44.1%
Amcast Industrial Corp.   2,100  46,456
Arvin Industries, Inc.   6,100  241,713
Borg-Warner Automotive, Inc.   12,000  703,500
Breed Technologies, Inc.   58,000  1,261,500
Cummins Engine Co., Inc.   10,300  596,113
Dana Corp.   22,800  1,244,025
Danaher Corp.   8,400  604,275
Eaton Corp.   13,100  1,258,419
Excel Industries, Inc.   2,700  53,663
Federal-Mogul Corp.   15,100  740,844
Gentex Corp. (a)  8,500  274,125
Hayes Lemmerz International, Inc. (a)  8,100  262,744
ITT Industries, Inc.   5,500  188,375
Intermet Corp.   6,300  124,425
Johnson Controls, Inc.   20,500  1,139,031
Magna International, Inc. Class A  15,800  951,607
Mascotech, Inc.   11,600  240,700
Modine Manufacturing Co.   7,200  252,000
SPX Corp.   8,700  649,781
Simpson Industries, Inc.   4,500  58,781
Snap-On Tools Corp.   15,500  658,750
Standard Motor Products, Inc.   3,200  66,000
Standard Products Co.   4,100  133,763
Superior Industries International, Inc.   6,900  214,331
TRW, Inc.   27,900  1,529,269
Tower Automotive, Inc. (a)  13,800  627,038
Wabash National Corp.   4,900  145,469
Walbro Corp.   2,100  27,300
Wynn's International, Inc.   4,200  106,575
  14,400,572
AUTO PARTS - RETAIL - 4.1%
AutoZone, Inc. (a)  22,900  692,725
Discount Auto Parts, Inc. (a)  4,000  89,250
Monro Muffler Brake, Inc.   2,000  29,500
Pep Boys-Manny, Moe & Jack  20,500  525,313
  1,336,788
AUTOS & OTHER MOTOR VEHICLES - 4.2%
Genuine Parts Co.   37,000  1,369,000
MOTOR VEHICLE SUPPLIES & NEW PARTS - 0.0%
APS Holding Corp. Class A (a)  3,100  5,425
MOTOR VEHICLES & CAR BODIES - 27.1%
Chrysler Corp.   35,200  1,370,600
Daimler Benz AG sponsored ADR  1,100  89,238
Ford Motor Co.   39,200  2,217,250
General Motors Corp.   21,000  1,447,688
Honda Motor Co. Ltd.   42,000  1,455,742
Lear Corp. (a)  18,000  951,750
Oshkosh Truck Corp. Class B  2,000  38,250
PACCAR, Inc.   12,700  804,069
Toyota Motor Corp. ADR  1,400  76,825
Volkswagen AG  400  263,957
Volvo AB ADR Class B  4,200  113,925
  8,829,294

 SHARES VALUE (NOTE 1)
TIRES & INNER TUBES - 7.5%
Bandag, Inc.   2,300 $ 128,944
Cooper Tire & Rubber Co.   12,700  292,894
Goodyear Tire & Rubber Co.   25,200  1,741,950
Michelin SA (Compagnie Generale
 des Etablissements) Class B  4,732  292,909
  2,456,697
TOTAL AUTOS, TIRES, & ACCESSORIES   28,397,776
BUILDING MATERIALS - 1.1%
GASKETS, HOSES, BELTS - 1.1%
Mark IV Industries, Inc.   15,600  362,700
CHEMICALS & PLASTICS - 0.7%
CHEMICALS - 0.4%
Quaker State Corp.   8,600  130,075
PLASTICS, NEC - 0.3%
Myers Industries, Inc.   4,500  92,250
TOTAL CHEMICALS & PLASTICS   222,325
COMMUNICATIONS EQUIPMENT - 0.2%
DATACOMMUNICATIONS EQUIPMENT - 0.2%
Lo Jack Corp. (a)  4,600  56,063
ELECTRICAL EQUIPMENT - 0.1%
MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT, SUPPLIES - 0.1%
Delco Remy International, Inc. Class A (a)  3,200  46,200
ELECTRONICS - 0.5%
ELECTRONICS & ELECTRONIC COMPONENTS - 0.5%
Stoneridge, Inc.   9,400  166,850
IRON & STEEL - 1.9%
FABRICATED METAL PRODUCTS - 0.9%
Barnes Group, Inc.   5,000  147,500
SPS Technologies, Inc. (a)  2,900  137,388
  284,888
METAL FORGINGS & STAMPINGS - 1.0%
Linamar Corp.   5,500  344,390
TOTAL IRON & STEEL   629,278
LEASING & RENTAL - 1.7%
TRUCK RENT & LEASE, NO DRIVER - 1.7%
Hertz Corp. Class A  14,000  554,750
LEISURE DURABLES & TOYS - 0.8%
MISCELLANEOUS TRANSPORTATION EQUIPMENT - 0.2%
Arctic Cat, Inc.   5,300  53,000
MOTOR HOMES - 0.6%
Coachmen Industries, Inc.   2,000  57,125
Thor Industries, Inc.   2,000  79,750
Winnebago Industries, Inc.   6,200  74,400
  211,275
TOTAL LEISURE DURABLES & TOYS   264,275
OIL & GAS - 0.4%
LUBRICATING OILS & GREASES - 0.4%
WD 40 Co.   3,900  113,100
TRUCKING & FREIGHT - 0.6%
AIR COURIER SERVICES - 0.6%
CNF Transportation, Inc.   5,000  195,625
TOTAL COMMON STOCKS
 (Cost $28,378,429)   31,038,867
CASH EQUIVALENTS - 4.9%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $1,599,572)  1,599,572 $ 1,599,572
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $29,978,001)  $ 32,638,439
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $86,069,690 and $146,160,836, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $36,417 for the period (see Note 4 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   89.0%
Japan   4.7
Canada   4.0
Germany   1.1
Others (individually less than 1%)    1.2
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $30,144,794. Net unrealized appreciation aggregated $2,493,645, of which $2,911,580 related to appreciated investment securities and $417,935 related to depreciated investment securities.
The fund hereby designates approximately $5,569,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 20% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
A total of 0.26% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
AUTOMOTIVE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                 $ 32,638,439
SECURITIES,
AT VALUE
(COST
$29,978,
001) -
SEE
ACCOMPAN
YING
SCHEDULE

FOREIGN                        48
CURRENCY
HELD AT
VALUE
(COST $48)

RECEIVABLE                     43,221
FOR FUND
SHARES
SOLD

DIVIDENDS                      67,939
RECEIVABLE

INTEREST                       7,171
RECEIVABLE

REDEMPTION                     81
FEES
RECEIVABLE

OTHER                          4,806
RECEIVABLE
S

 TOTAL                         32,761,705
ASSETS

LIABILITIES

PAYABLE FOR        $ 207,558
FUND
SHARES
REDEEMED

ACCRUED             15,625
MANAGEM
ENT FEE

OTHER               49,580
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                         272,763
LIABILITIES

NET ASSETS                    $ 32,488,942

NET ASSETS
CONSIST OF:

PAID IN                       $ 22,698,759
CAPITAL

UNDISTRIBUTE                   52,621
D NET
INVESTMENT
INCOME

ACCUMULATED                    7,077,182
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                            2,660,380
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                   $ 32,488,942
FOR
1,181,30
9
SHARES
OUTSTANDIN
G

NET ASSET                      $27.50
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($32,488,
942 (DIVIDED BY)
1,181,30
9 SHARES)

MAXIMUM                        $28.35
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$27.50)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                   $ 785,207
INCOME
DIVIDENDS

INTEREST                      294,488

 TOTAL                        1,079,695
INCOME

EXPENSES

MANAGEMEN      $ 369,375
T FEE

TRANSFER        497,548
AGENT FEES

ACCOUNTING      65,849
FEES AND
EXPENSES

NON-INTEREST    337
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       11,545
FEES AND
EXPENSES

REGISTRATION    22,365
FEES

AUDIT           25,170

LEGAL           528

MISCELLANEO     2,641
US

 TOTAL          995,358
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (24,274)      971,084
REDUCTIONS

NET                           108,611
INVESTMEN
T INCOME

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     12,451,460
SECURITIES

 FOREIGN        6,003         12,457,463
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     (2,222,430)
SECURITIES

 ASSETS AND     1,606         (2,220,824)
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                      10,236,639
(LOSS)

NET INCREASE                 $ 10,345,250
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                        $ 70,085
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                       $ 263
CHARGES -
DEALERS'
PORTION

 DEFERRED                    $ 597
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                    $ 36,653
FEES
WITHHELD
BY FSC

 EXPENSE                     $ 24,235
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                    39
N CREDITS

                             $ 24,274

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ 108,611       $ 643,042
NET
INVESTMENT
INCOME

 NET             12,457,463      8,357,523
REALIZED
GAIN (LOSS)

 CHANGE IN       (2,220,824)     2,143,826
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             10,345,250      11,144,391
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (202,512)       (492,439)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (7,054,725)     (2,049,624)
REALIZED
GAIN

 TOTAL           (7,257,237)     (2,542,063)
DISTRIBUTIO
NS

SHARE            38,285,022      256,027,701
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       7,198,159       2,523,772
ENT OF
DISTRIBUTIO
NS

 COST OF         (102,498,033)   (236,749,789)
SHARES
REDEEMED

 NET             (57,014,852)    21,801,684
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       69,215          189,071
N FEES

  TOTAL          (53,857,624)    30,593,083
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       86,346,566      55,753,483
OF PERIOD

 END OF         $ 32,488,942    $ 86,346,566
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF
$52,62
1 AND
$225,6
93,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            1,443,301       10,548,479

 ISSUED IN       295,056         104,848
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (3,958,616)     (9,803,178)

 NET             (2,220,259)     850,149
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 25.38   $ 21.85   $ 19.84   $ 25.48    $ 20.69
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            .05       .13       .03       .08        .05
INVESTMENT
INCOME C

 NET            5.21      4.28      1.95      (3.46)     6.00
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     5.26      4.41      1.98      (3.38)     6.05
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (.08)     (.17)     -         (.05)      (.05)
INVESTMENT
INCOME

 FROM NET       (3.09)    (.75)     -         (2.26)     (1.26)
REALIZED
GAIN

 TOTAL          (3.17)    (.92)     -         (2.31)     (1.31)
DISTRIBUTIO
NS

REDEMPTION      .03       .04       .03       .05        .05
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 27.50   $ 25.38   $ 21.85   $ 19.84    $ 25.48
VALUE, END
OF PERIOD

TOTAL           22.78%    20.60%    10.13%    (12.59)%   30.45%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 32,489  $ 86,347  $ 55,753  $ 60,075   $ 228,698
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.60%     1.56%     1.81%     1.82%      1.69%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.56% D   1.52% D   1.80% D   1.80% D    1.68% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    .17%      .54%      .13%      .34%       .22%
INVESTMENT
INCOME TO
AVERAGE
NET ASSETS

PORTFOLIO       153%      175%      61%       63%        64%
TURNOVER
RATE

AVERAGE        $ .0424   $ .0495
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET
INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


CHEMICALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED            PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998        YEAR    YEARS    YEARS

SELECT CHEMICALS         19.47%  138.08%  342.98%

SELECT CHEMICALS         15.81%  130.87%  329.62%
(LOAD ADJ.)

S&P 500                  35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED       PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998   YEAR    YEARS   YEARS

SELECT CHEMICALS    19.47%  18.94%  16.05%

SELECT CHEMICALS    15.81%  18.21%  15.69%
(LOAD ADJ.)

S&P 500             35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
             CHEMICALS                   S&P 500
             00069                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31      10193.98                     9691.00
  1988/04/30      10313.73                     9798.57
  1988/05/31       9924.54                     9883.82
  1988/06/30      11236.83                    10337.48
  1988/07/31      10897.53                    10298.20
  1988/08/31      10423.51                     9948.06
  1988/09/30      10553.24                    10371.85
  1988/10/31      10717.90                    10660.19
  1988/11/30      10358.64                    10507.75
  1988/12/31      10827.67                    10691.63
  1989/01/31      11551.18                    11474.26
  1989/02/28      11406.48                    11188.55
  1989/03/31      11531.22                    11449.25
  1989/04/30      11860.55                    12043.46
  1989/05/31      12134.98                    12531.22
  1989/06/30      11990.09                    12459.79
  1989/07/31      12754.14                    13584.91
  1989/08/31      13338.41                    13851.18
  1989/09/30      12864.00                    13794.39
  1989/10/31      11955.13                    13474.36
  1989/11/30      12209.82                    13749.23
  1989/12/31      12702.09                    14079.22
  1990/01/31      11797.05                    13134.50
  1990/02/28      11875.98                    13303.94
  1990/03/31      12228.52                    13656.49
  1990/04/30      11944.38                    13315.08
  1990/05/31      12986.23                    14613.30
  1990/06/30      13092.23                    14513.93
  1990/07/31      13135.54                    14467.48
  1990/08/31      11381.25                    13159.62
  1990/09/30      10818.14                    12518.75
  1990/10/31      10942.68                    12464.92
  1990/11/30      11673.63                    13270.15
  1990/12/31      12177.18                    13640.39
  1991/01/31      12994.77                    14235.11
  1991/02/28      13991.03                    15252.92
  1991/03/31      14326.73                    15622.04
  1991/04/30      14213.03                    15659.53
  1991/05/31      15198.46                    16336.03
  1991/06/30      14785.42                    15587.84
  1991/07/31      15498.03                    16314.23
  1991/08/31      15802.66                    16700.88
  1991/09/30      15682.99                    16421.97
  1991/10/31      15933.22                    16642.03
  1991/11/30      15139.00                    15971.35
  1991/12/31      16885.08                    17798.47
  1992/01/31      17209.36                    17467.42
  1992/02/29      17829.97                    17694.50
  1992/03/31      17701.38                    17349.46
  1992/04/30      18344.35                    17859.53
  1992/05/31      18238.12                    17947.04
  1992/06/30      17697.52                    17679.63
  1992/07/31      18255.95                    18402.73
  1992/08/31      17632.17                    18025.47
  1992/09/30      17650.00                    18238.17
  1992/10/31      17471.77                    18302.01
  1992/11/30      18000.50                    18926.11
  1992/12/31      18388.65                    19158.90
  1993/01/31      18369.73                    19319.83
  1993/02/28      18048.12                    19582.58
  1993/03/31      18476.94                    19995.77
  1993/04/30      18819.65                    19511.88
  1993/05/31      19104.60                    20034.79
  1993/06/30      18625.36                    20092.89
  1993/07/31      18910.31                    20012.52
  1993/08/31      19836.40                    20771.00
  1993/09/30      19208.22                    20611.06
  1993/10/31      19933.54                    21037.71
  1993/11/30      20082.49                    20837.85
  1993/12/31      20734.51                    21089.99
  1994/01/31      22348.44                    21807.05
  1994/02/28      22313.20                    21216.08
  1994/03/31      21643.67                    20291.06
  1994/04/30      22690.34                    20550.78
  1994/05/31      23236.67                    20887.82
  1994/06/30      22945.76                    20376.06
  1994/07/31      23981.66                    21044.40
  1994/08/31      25372.31                    21907.22
  1994/09/30      25187.84                    21370.49
  1994/10/31      25145.26                    21851.33
  1994/11/30      23172.81                    21055.50
  1994/12/31      23798.10                    21367.76
  1995/01/31      23176.21                    21921.82
  1995/02/28      24521.23                    22776.12
  1995/03/31      25273.28                    23448.24
  1995/04/30      25815.06                    24138.79
  1995/05/31      26072.11                    25103.62
  1995/06/30      26512.76                    25686.77
  1995/07/31      27768.63                    26538.55
  1995/08/31      27886.14                    26605.16
  1995/09/30      28326.79                    27727.90
  1995/10/31      26916.70                    27628.91
  1995/11/30      28091.78                    28841.82
  1995/12/31      28902.38                    29397.31
  1996/01/31      30230.86                    30398.00
  1996/02/29      31258.85                    30679.78
  1996/03/31      32769.21                    30975.23
  1996/04/30      33110.68                    31431.81
  1996/05/31      33039.07                    32242.43
  1996/06/30      32617.32                    32365.28
  1996/07/31      31296.40                    30935.38
  1996/08/31      32680.98                    31587.81
  1996/09/30      34129.23                    33365.57
  1996/10/31      34359.99                    34285.79
  1996/11/30      35625.22                    36877.45
  1996/12/31      35121.94                    36146.91
  1997/01/31      35671.64                    38405.37
  1997/02/28      35967.64                    38706.47
  1997/03/31      34809.03                    37116.02
  1997/04/30      36096.15                    39331.84
  1997/05/31      37873.87                    41726.37
  1997/06/30      38915.10                    43595.71
  1997/07/31      42030.34                    47064.62
  1997/08/31      42157.32                    44428.06
  1997/09/30      42419.75                    46861.38
  1997/10/31      40303.42                    45296.21
  1997/11/30      40531.98                    47392.97
  1997/12/31      40909.51                    48206.71
  1998/01/31      40319.74                    48739.88
  1998/02/27      42962.00                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980318 104240 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $42,962 - a 329.62% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                                    % OF FUND'S
                                                    INVESTMENTS

CYTEC INDUSTRIES, INC.                              8.8

ICI (IMPERIAL CHEMICAL INDUSTRIES) PLC ADR CLASS L  7.1

W.R. GRACE & CO.                                    6.5

SEALED AIR CORP.                                    6.4

WITCO CORP.                                         6.1

AIR PRODUCTS & CHEMICALS, INC.                      4.4

HOECHST AG ORD.                                     3.6

MONSANTO CO.                                        3.4

MINNESOTA MINING & MANUFACTURING CO.                3.4

LILLY INDUSTRIAL COATINGS, INC. CLASS A             2.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
36
CHEMICALS 32.1%
UNSUPPORTED PLASTICS
FILM & SHEET 12.9%
INDUSTRIAL GASES 8.3%
PLASTICS & SYNTHETIC RESINS 3.8%
AGRICULTURAL CHEMICALS 3.4%
ALL OTHERS 39.5%

ROW: 1, COL: 1, VALUE: 39.5
ROW: 1, COL: 2, VALUE: 3.4
ROW: 1, COL: 3, VALUE: 3.8
ROW: 1, COL: 4, VALUE: 8.300000000000001
ROW: 1, COL: 5, VALUE: 12.9
ROW: 1, COL: 6, VALUE: 32.1
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
CHEMICALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Audra J. Barranco, Portfolio Manager
of Fidelity Select
Chemicals Portfolio
Q. HOW DID THE FUND PERFORM, AUDRA?
A. The fund did well, although not nearly as well as the overall stock market. For the 12 months that ended February 28, 1998, the fund had a total return of 19.47%. The Standard & Poor's 500 Index, a reflection of the overall market, had a return of 35.01%. I think the primary reason chemical company stocks trailed the overall market is that they generally did not have the significant earnings growth that you could have found in other industries.
Q. WHAT HAVE BEEN YOUR PRINCIPAL STRATEGIES IN MANAGING THE FUND?
A. I have been very consistent since taking over management of the fund in June emphasizing specialty and diversified chemical companies, while de-emphasizing more commodity-oriented firms. I have focused primarily on specialty and diversified enterprises because some of them offer double-digit earnings growth due to increasing sales and operating margin expansion. Instead of basing my decisions on industry-wide trends, I use a bottom-up, stock-by-stock management style in choosing among specialty and diversified companies because they tend to manufacture varied products for very different and numerous markets. Among the specialty and diversified firms, I look for those firms that have demonstrated revenue growth and profit margin improvement. I've avoided the commodities because they are highly affected by the manufacturing capacity in the industry. Currently, there is significant capacity coming on, which limits the pricing power and earnings of the commodity companies. The overwhelming majority of my investments have been U.S. enterprises. However, I have investments in some foreign companies, principally European. I have justified the risk by the firms' strong operations.
Q. WHAT COMPANIES HELPED PERFORMANCE?
A. A number of the fund's largest investments did well. These included W.R. Grace, Sealed Air Corp., Cytec Industries, Monsanto and Owens Illinois. Each of these companies succeeded for reasons distinct to itself. Sealed Air and W.R. Grace announced that Sealed Air, a specialist in packaging, would merge with Grace's packaging division. The announcement helped both stocks. Cytec is a diversified company undergoing a cost-cutting and restructuring program that helped its stock performance. ICI, a British chemical company, also benefited from restructuring. Although its principal business is agricultural chemical products, Monsanto was helped by the strong performance of its pharmaceutical division, Searle. Searle is expected to unveil a blockbuster anti-inflammatory drug in 1999. In addition, a wave of consolidation hit the pharmaceutical industry, with announcements of a number of mergers and acquisitions. The Searle division may eventually be a part of this consolidation. Owens Illinois was helped by its planned acquisition of the packaging division of BTR.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. One disappointing stock was Minnesota Mining & Manufacturing (3M), one of the larger investments in the portfolio. The stock price of this diversified chemicals company was hurt in the stock market reaction to the Asian financial crisis in the fourth quarter of 1997. 3M has operations in Asia and Brazil, and is vulnerable to economic problems in the emerging markets.
Q. HAS THE FUND FELT ANY OTHER EFFECTS FROM THE ASIAN FINANCIAL
CRISIS?
A. Yes, it has. The impact of Asian financial problems is beginning to show up in the earnings of some chemical companies. Some companies have 15% to 20% of their business in Asia or in emerging markets such as Brazil. There may be businesses whose earnings will be significantly affected, although we haven't yet seen it in the fund. Strategically, I have tended to invest in companies with less than 10% of their business in Asia because of this backdrop.
Q. WHAT IS YOUR OVERALL OUTLOOK?
A. Overall, I think the specialty and diversified chemical companies have opportunities to gain reasonable revenue and earnings growth. Individual specialty and diversified companies will continue to have opportunities to provide niche products to specific markets. It's my job to find these investment opportunities. That's why I say that managing this fund is a stock-by-stock process. I expect the fund's basic strategy will remain as it is.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: July 29, 1985
FUND NUMBER: 069
TRADING SYMBOL: FSCHX
SIZE: as of February 28, 1998, more than $69 million
MANAGER: Audra Barranco, since June 1997;
equity analyst, specialty and diversified chemicals; joined Fidelity in 1996
(checkmark)
CHEMICALS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 85.8%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.1%
ORDNANCE - 1.1%
Primex Technologies, Inc.   18,160 $ 785,415
BUILDING MATERIALS - 3.3%
ABRASIVES AND ASBESTOS - 0.7%
Hexcel Corp. (a)  19,900  523,619
PAINT & VARNISH - 2.6%
Lilly Industrial Coatings, Inc. Class A  96,700  1,946,088
TOTAL BUILDING MATERIALS   2,469,707
CHEMICALS & PLASTICS - 67.3%
ADHESIVES & SEALANTS - 2.7%
Ferro Corp.   40,500  1,090,969
International Specialty Products, Inc. (a)  45,400  723,563
Lydall, Inc. (a)  9,800  172,113
  1,986,645
AGRICULTURAL CHEMICALS - 3.4%
IMC Global, Inc.   18,340  700,359
OM Group, Inc.   25,900  1,150,931
Potash Corp. of Saskatchewan  7,400  661,387
  2,512,677
CHEMICALS - 32.1%
Bayer AG  4,500  189,746
Cabot Corp.   13,700  482,925
Cytec Industries, Inc. (a)  133,713  6,535,223
du Pont (E.I.) de Nemours & Co.   2,800  171,675
Hoechst AG Ord.   69,700  2,687,488
ICI (Imperial Chemical Industries) PLC
 ADR Class L  72,000  5,265,000
Monsanto Co.   50,100  2,548,838
NL Industries, Inc. (a)  18,400  273,700
Olin Corp.   23,000  1,053,688
Witco Corp.   113,600  4,522,700
  23,730,983
INDUSTRIAL GASES - 8.3%
Air Products & Chemicals, Inc.   38,700  3,248,381
BOC Group PLC  45,041  703,450
L'Air Liquide  3,670  592,937
NuCo2, Inc. (a)  11,200  140,000
Praxair, Inc.   30,753  1,470,378
  6,155,146
INORGANIC CHEMICALS - 2.3%
Minerals Technologies, Inc.   7,200  343,800
Valspar Corp.   39,100  1,370,944
  1,714,744
MISCELLANEOUS PLASTICS PRODUCTS - 1.1%
Uniroyal Technology Corp. (a)  115,000  819,375
NITROGENOUS FERTILIZERS - 0.7%
Soc Quimica y Minera de Chile ADR  13,300  571,900
PLASTICS & SYNTHETIC RESINS - 3.8%
Geon Co.   2,000  40,000
Solutia, Inc.  38,000  1,037,875
Spartech Corp.   91,300  1,711,875
  2,789,750

 SHARES VALUE (NOTE 1)
UNSUPPORTED PLASTICS FILM & SHEET - 12.9%
W.R. Grace & Co.   57,500 $ 4,826,406
Sealed Air Corp. (a)  70,000  4,711,875
  9,538,281
TOTAL CHEMICALS & PLASTICS   49,819,501
CONSUMER DURABLES - 3.4%
MANUFACTURING INDUSTRIES, NEC - 3.4%
Minnesota Mining & Manufacturing Co.   29,400  2,508,188
DRUGS & PHARMACEUTICALS - 1.1%
BIOTECHNOLOGY - 1.1%
Sigma Aldrich Corp.   21,200  837,400
ELECTRICAL EQUIPMENT - 1.4%
TV & RADIO COMMUNICATION EQUIPMENT - 1.4%
Loral Space & Communications Ltd. (a)  39,900  1,019,944
ELECTRONIC INSTRUMENTS - 0.0%
SEMI-CONDUCTOR CAPITAL EQUIPMENT - 0.0%
Lam Research Corp. (a)  673  19,012
ENGINEERING - 0.0%
ARCHITECTS & ENGINEERS - 0.0%
Fluor Corp.   200  9,413
INSURANCE - 1.2%
PROPERTY-CASUALTY & REINSURANCE - 1.2%
Paula Financial  35,900  857,113
PACKAGING & CONTAINERS - 3.5%
GLASS CONTAINERS - 1.8%
Owens-Illinois, Inc. (a)  34,300  1,316,263
METAL CANS & CONTAINERS - 1.7%
Silgan Holdings, Inc.   35,000  1,233,750
TOTAL PACKAGING & CONTAINERS   2,550,013
PRECIOUS METALS - 0.4%
GOLD ORES - 0.4%
Stillwater Mining Co. (a)(c)  15,300  328,950
PRINTING - 0.3%
PLATEMAKING, RELATED SERVICES - 0.3%
Schawk, Inc. Class A  21,000  242,813
RETAIL & WHOLESALE, MISCELLANEOUS - 1.4%
MISCELLANEOUS DURABLE GOODS - WHOLESALE - 1.4%
SCP Pool Corp.   45,000  1,029,375
SERVICES - 1.4%
BUILDING MAINTENANCE - 1.4%
Ecolab, Inc.   37,200  1,071,825
TOTAL COMMON STOCKS
 (Cost $50,155,060)   63,548,669
CASH EQUIVALENTS - 14.2%
Taxable Central Cash Fund (b)
 (Cost $10,490,140)  10,490,140  10,490,140
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $60,645,200)  $ 74,038,809
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $328,950 or 0.5% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $24,137,064 and $81,584,971, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $30,186 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, the value of securities loaned and the value of collateral amounted to $4,711,840 and $4,620,000, respectively (see Note 6 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   84.2%
United Kingdom   8.1
Germany   3.9
Bermuda   1.4
Others   2.4
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $60,645,200. Net unrealized appreciation aggregated $13,393,609, of which $14,165,867 related to appreciated investment securities and $772,258 related to depreciated investment securities.
The fund hereby designates approximately $8,702,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 98% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
A total of .22% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
CHEMICALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                  $ 74,038,809
SECURITIES,
AT VALUE
(COST
$60,645,
200) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                      533,358
FOR
INVESTMENT
S SOLD

RECEIVABLE                      118,361
FOR FUND
SHARES
SOLD

DIVIDENDS                       40,181
RECEIVABLE

INTEREST                        47,227
RECEIVABLE

REDEMPTION                      249
FEES
RECEIVABLE

OTHER                           1,658
RECEIVABLE
S

 TOTAL                          74,779,843
ASSETS

LIABILITIES

PAYABLE FOR        $ 696,587
FUND
SHARES
REDEEMED

ACCRUED             33,620
MANAGEM
ENT FEE

OTHER               80,215
PAYABLES
AND
ACCRUED
EXPENSES

COLLATERAL ON       4,620,000
SECURITIES
LOANED,
AT VALUE

 TOTAL                          5,430,422
LIABILITIES

NET ASSETS                     $ 69,349,421

NET ASSETS
CONSIST OF:

PAID IN                        $ 51,258,606
CAPITAL

ACCUMULATED                     4,697,379
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                             13,393,436
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                    $ 69,349,421
FOR
1,510,90
3
SHARES
OUTSTANDIN
G

NET ASSET                       $45.90
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($69,349,
421 (DIVIDED BY)
1,510,90
3 SHARES)

MAXIMUM                         $47.32
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$45.90)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 1,010,363
INCOME
DIVIDENDS

INTEREST                     341,841
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$95,201)

 TOTAL                       1,352,204
INCOME

EXPENSES

MANAGEMEN      $ 496,851
T FEE

TRANSFER        747,690
AGENT FEES

ACCOUNTING      87,876
AND
SECURITY
LENDING
FEES

NON-INTEREST    416
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       12,049
FEES AND
EXPENSES

REGISTRATION    27,767
FEES

AUDIT           26,108

LEGAL           1,224

MISCELLANEO     675
US

 TOTAL          1,400,656
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (8,702)      1,391,954
REDUCTIONS

NET                          (39,750)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     11,439,179
SECURITIES

 FOREIGN        (2,158)      11,437,021
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     2,762,490
SECURITIES

 ASSETS AND     497          2,762,987
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                     14,200,008
(LOSS)

NET INCREASE                $ 14,160,258
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 84,712
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 168
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 7,955
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 44,438
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 8,265
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                   437
N CREDITS

                            $ 8,702

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (39,750)     $ 822,641
NET
INVESTMENT
INCOME
(LOSS)

 NET             11,437,021     14,200,355
REALIZED
GAIN (LOSS)

 CHANGE IN       2,762,987      (2,755,765)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             14,160,258     12,267,231
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    -              (228,367)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (6,539,426)    (6,676,304)
REALIZED
GAIN

 TOTAL           (6,539,426)    (6,904,671)
DISTRIBUTIO
NS

SHARE            31,893,479     349,364,954
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       6,395,130      6,799,944
ENT OF
DISTRIBUTIO
NS

 COST OF         (88,066,094)   (339,611,033)
SHARES
REDEEMED

 NET             (49,777,485)   16,553,865
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       96,792         262,393
N FEES

  TOTAL          (42,059,861)   22,178,818
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       111,409,282    89,230,464
OF PERIOD

 END OF         $ 69,349,421   $ 111,409,282
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF $0
AND
$583,8
30,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            706,740        8,409,682

 ISSUED IN       150,551        164,313
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (1,965,911)    (8,211,486)

 NET             (1,108,620)    362,509
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 42.53    $ 39.53    $ 33.91   $ 31.66   $ 28.62
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.02)      .28        .01       .36       .29
INVESTMENT
INCOME
(LOSS) C

 NET            7.88       5.49       8.89      2.65      5.97
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     7.86       5.77       8.90      3.01      6.26
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       -          (.12)      (.08)     (.22)     (.23)
INVESTMENT
INCOME

 FROM NET       (4.54) F   (2.74)     (3.22)    (.60)     (3.05)
REALIZED
GAIN

 TOTAL          (4.54)     (2.86)     (3.30)    (.82)     (3.28)
DISTRIBUTIO
NS

REDEMPTION      .05        .09        .02       .06       .06
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 45.90    $ 42.53    $ 39.53   $ 33.91   $ 31.66
VALUE, END
OF PERIOD

TOTAL           19.47%     15.06%     27.48%    9.90%     23.63%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 69,349   $ 111,409  $ 89,230  $ 97,511  $ 62,217
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.68%      1.83%      1.99%     1.52%     1.93%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.67% D    1.81% D    1.97% D   1.51% D   1.93%
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.05)%     .67%       .04%      1.07%     .97%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       31%        207%       87%       106%      81%
TURNOVER
RATE

AVERAGE        $ .0399    $ .0458
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET
INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID
OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER
1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE
FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER. F THE AMOUNT SHOWN REFLECTS CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF
NOTES TO FINANCIAL STATEMENTS).


CYCLICAL INDUSTRIES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED                                LIFE OF
FEBRUARY 28, 1998                           FUND

SELECT CYCLICAL INDUSTRIES                  25.77%

SELECT CYCLICAL INDUSTRIES                  21.93%
(LOAD ADJ.)

S&P 500                                     34.22%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on March 3, 1997. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns will appear once the fund is a year old.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER LIFE OF FUND
             Cyclical Industries         S&P 500
             00515                       SP001
  1997/03/03       9700.00                    10000.00
  1997/03/31       9418.70                     9533.50
  1997/04/30       9738.80                    10102.65
  1997/05/31      10476.00                    10717.70
  1997/06/30      10999.80                    11197.85
  1997/07/31      11688.50                    12088.86
  1997/08/31      11504.20                    11411.64
  1997/09/30      11766.10                    12036.66
  1997/10/31      10893.10                    11634.64
  1997/11/30      11096.80                    12173.20
  1997/12/31      11118.24                    12382.22
  1998/01/31      11401.25                    12519.16
  1998/02/27      12193.00                    13422.05
IMATRL PRASUN   SHR__CHT 19980228 19980318 101713 R00000000000015
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Cyclical Industries Portfolio on March 3, 1997, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $12,193 - a 21.93% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,422 - a 34.22% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                               % OF FUND'S
                               INVESTMENTS

GENERAL ELECTRIC CO.           7.4

TYCO INTERNATIONAL LTD.        5.1

FORD MOTOR CO.                 4.0

DEKALB GENETICS CORP. CLASS B  3.2

AMR CORP.                      2.1

LOCKHEED MARTIN CORP.          2.1

HONEYWELL, INC.                1.9

EMERSON ELECTRIC CO.           1.8

XEROX CORP.                    1.7

NORFOLK SOUTHERN CORP.         1.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
ELECTRICAL MACHINERY 11.1%
GENERAL INDUSTRIAL MACHINERY 7.0%
AIR TRANSPORT, MAJOR
NATIONAL 5.4%
MOTOR VEHICLES & CAR BODIES 4.6%
CROPS 3.2%
ALL OTHERS 68.7%
ROW: 1, COL: 1, VALUE: 68.7
ROW: 1, COL: 2, VALUE: 3.2
ROW: 1, COL: 3, VALUE: 4.6
ROW: 1, COL: 4, VALUE: 5.4
ROW: 1, COL: 5, VALUE: 7.0
ROW: 1, COL: 6, VALUE: 11.1
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
CYCLICAL INDUSTRIES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Albert Ruback,
Portfolio Manager of
Fidelity Select Cyclical
Industries Portfolio
Q. HOW DID THE FUND PERFORM, ALBERT?
A. Since its inception on March 3, 1997, the fund returned 25.77%. By comparison, the Standard & Poor's 500 Index was up 34.22% over the same time frame.
Q. WHY DID THE FUND'S PERFORMANCE LAG THAT OF THE S&P 500?
A. The biggest surprise for me was the magnitude of the impact from concerns in the Asian Pacific. The fund's holdings in paper and aluminum companies took a hit over concerns about diminished demand for these products in that region. Any slight change in customer demand can reduce commodity prices, which is then reflected in stock performance, and so aluminum and paper stocks suffered. That's why stocks like Aluminum Company of America and Inco were among my disappointments. These stocks have come back lately, however. While I have trimmed back a little in paper stocks, I have maintained my conviction and continue to hold aluminum stocks.
Q. WHAT ARE YOU LOOKING FOR IN TODAY'S MARKET?
A. Increasingly, I am looking for stability of earnings. So, for example, I like companies that will benefit from the health of the aerospace sector. I want companies that have more predictable earnings. The mainstays in aerospace have been Textron, for example, which saw a huge improvement in demand during the period, or Gulfstream. These companies may benefit from any improvement in the aerospace cycle, especially in smaller niches such as business jets.
Q. YOU'RE A VALUE INVESTOR. IS IT HARDER TO BE VALUE-ORIENTED GIVEN THE STATE OF THE MARKET TODAY?
A. It is more challenging. I have to be more selective. I have changed my orientation toward what I consider to be a value in today's market. Now, I look at stocks more on a relative basis to the overall market valuation, whereas I used to look at them almost entirely on an absolute basis. So when I analyze a stock now, I look at it relative to its industry, to other stocks within the general sector and to the overall market. An example of this orientation would be Textron. Over the past seven years, the company's earnings growth has been better than the earnings growth of the market. And yet, the stock was still trading at a thirty percent discount to the market at the end of the period. So even though it was at the high end of its historical range, I did not believe it should have been trading at such a discount.
Q. I SEE THAT TWO OF YOUR LARGEST HOLDINGS - GENERAL ELECTRIC AND FORD
- HAVEN'T CHANGED DURING THE PAST SIX MONTHS. WHY IS THAT?
A. I choose stocks for the long term. That is the case with a stock like General Electric, which was the largest holding in the fund at the end of the period. In terms of earnings predictability, the company has a long history of meeting shareholder expectations. Because GE has been very conservative financially and hedges its currency exposure, at the end of the period it appeared to have minimal exposure to the Asian Pacific crisis. Also, it was in the midst of a significant cost-reduction campaign called the Six Sigma effort aimed at potentially doubling current earnings over a couple of years. Ford, which has also been in a major cost-reduction effort, was a company whose stock I had been acquiring toward the end of the period. While I am concerned about the overall auto cycle, Ford appeared to be well-positioned because of cost-reduction efforts and an aggressive stock buyback program. It also had plans to launch some attractive vehicles soon. These two stocks were among my best performers for the period.
Q. DO YOU SEE ANY OTHER SHIFTS IN STRATEGY OVER THE NEXT SIX MONTHS?
A. My overall market outlook was good at the end of the period. Demand appeared to be strong across all domestic and European businesses. Beyond that, I am looking for two types of companies: those that are doing a good job of growing their unit sales, and those that are seemingly at their capacity, which will enable them to get price improvements.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: March 3, 1997
TRADING SYMBOL: FCYCF
FUND NUMBER: 515
SIZE: as of February 28, 1998, more than $3 million
MANAGER: Albert Ruback, since inception; manager, Fidelity Select Energy Portfolio, 1994-1996; Fidelity
Select Industrial Equipment Portfolio, 1991-1994;
Select leader, cyclical industries, since 1996;
joined Fidelity in 1991
(checkmark)
CYCLICAL INDUSTRIES PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.2%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 5.3%
AIRCRAFT - 2.7%
Gulfstream Aerospace Corp. (a)  600 $ 24,300
Lockheed Martin Corp.   750  87,516
  111,816
AIRCRAFT & PARTS - 2.0%
Precision Castparts Corp.   200  11,088
Sundstrand Corp.   200  12,100
Textron, Inc.   800  59,950
  83,138
AIRCRAFT EQUIPMENT - 0.2%
Aviall, Inc. (a)  700  10,063
MISSILES & SPACE VEHICLES - 0.4%
Alliant Techsystems, Inc. (a)   300  18,844
TOTAL AEROSPACE & DEFENSE   223,861
AGRICULTURE - 3.2%
CROPS - 3.2%
DEKALB Genetics Corp. Class B  2,000  134,375
AIR TRANSPORTATION - 5.4%
AIR TRANSPORT, MAJOR NATIONAL - 5.4%
AMR Corp. (a)  700  88,594
America West Holding Corp. Class B (a)  1,000  24,813
Continental Airlines, Inc. Class B (a)  800  40,200
Southwest Airlines Co.   1,200  34,425
US Airways Group, Inc. (a)  600  37,988
  226,020
AUTOS, TIRES, & ACCESSORIES - 8.0%
AUTO & TRUCK PARTS - 2.6%
Cummins Engine Co., Inc.   300  17,363
Eaton Corp.   200  19,213
SPX Corp.   500  37,344
TRW, Inc.   350  19,184
Wynn's International, Inc.   600  15,225
  108,329
MOTOR VEHICLES & CAR BODIES - 4.6%
Ford Motor Co.   3,000  169,413
Lear Corp. (a)  400  21,150
  190,563
TIRES & INNER TUBES - 0.8%
Goodyear Tire & Rubber Co.   500  34,563
TOTAL AUTOS, TIRES, & ACCESSORIES   333,455
BROADCASTING - 0.7%
TELEVISION BROADCASTING - 0.7%
CBS Corp.   1,000  30,938
BUILDING MATERIALS - 2.3%
AIRCONDITIONING EQUIPMENT - 1.0%
American Standard Companies, Inc. (a)  1,000  44,500
PAINT & VARNISH - 0.5%
Lilly Industrial Coatings, Inc. Class A  1,000  20,125
PLUMBING SUPPLIES - WHOLESALE - 0.8%
Masco Corp.   600  32,625
TOTAL BUILDING MATERIALS   97,250

 SHARES VALUE (NOTE 1)
CHEMICALS & PLASTICS - 8.6%
ADHESIVES & SEALANTS - 1.3%
Ferro Corp.   1,050 $ 28,284
Nalco Chemical Co.   600  24,150
  52,434
AGRICULTURAL CHEMICALS - 1.3%
IMC Global, Inc.   500  19,094
OM Group, Inc.   400  17,775
Potash Corp. of Saskatchewan  200  17,875
  54,744
CHEMICALS - 3.2%
Cytec Industries, Inc. (a)  1,100  53,763
Goodrich (B.F.) Co.   280  13,878
NL Industries, Inc. (a)  1,200  17,850
Olin Corp.   350  16,034
Witco Corp.   800  31,850
  133,375
INDUSTRIAL GASES - 0.8%
Air Products & Chemicals, Inc.   400  33,575
PLASTICS & SYNTHETIC RESINS - 0.5%
Solutia, Inc.   240  6,555
Spartech Corp.  800  15,000
  21,555
PLASTICS - 0.4%
Hanna (M.A.) Co.   800  18,550
UNSUPPORTED PLASTICS FILM & SHEET - 1.1%
Sealed Air Corp. (a)  200  13,463
W.R. Grace & Co.  400  33,575
  47,038
TOTAL CHEMICALS & PLASTICS   361,271
COMPUTERS & OFFICE EQUIPMENT - 2.1%
OFFICE AUTOMATION - 2.1%
Pitney Bowes, Inc.   400  18,750
Xerox Corp.   800  70,950
  89,700
CONSTRUCTION - 2.0%
MOBILE HOMES - 0.6%
Oakwood Homes Corp.   600  23,775
OPERATIVE BUILDERS - 1.4%
Centex Corp.   150  10,959
Kaufman & Broad Home Corp.   700  18,113
Lennar Corp.   300  8,381
U.S. Home Corp. (a)  500  21,906
  59,359
TOTAL CONSTRUCTION   83,134
CONSUMER DURABLES - 1.4%
MANUFACTURING INDUSTRIES - 1.4%
Minnesota Mining & Manufacturing Co.   700  59,719
CONSUMER ELECTRONICS - 0.8%
APPLIANCES - 0.8%
Black & Decker Corp.   200  10,075
Maytag Co.   500  22,500
  32,575
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
DEFENSE ELECTRONICS - 2.3%
Litton Industries, Inc. (a)  300 $ 18,675
Northrop Grumman Corp.   400  55,600
Raytheon Co. Class B  400  23,525
  97,800
ELECTRICAL EQUIPMENT - 11.1%
ELECTRICAL MACHINERY - 11.1%
Emerson Electric Co.   1,200  76,575
General Electric Co.   4,000  311,000
Honeywell, Inc.   1,000  79,250
  466,825
ELECTRONIC INSTRUMENTS - 1.0%
MEASURING INSTRUMENTS - 1.0%
Thermo Electron Corp. (a)  1,000  41,000
ENGINEERING - 1.5%
ARCHITECTS & ENGINEERS - 1.5%
EG & G, Inc.   600  16,163
Fluor Corp.   1,000  47,063
  63,226
HOLDING COMPANIES - 1.6%
HOLDING COMPANY OFFICES - 1.6%
Norfolk Southern Corp.   2,000  68,875
HOME FURNISHINGS - 0.5%
FURNITURE - 0.5%
Leggett & Platt, Inc.   400  20,075
INDUSTRIAL MACHINERY & EQUIPMENT - 9.3%
CONSTRUCTION EQUIPMENT - 0.9%
Caterpillar, Inc.   700  38,238
FARM MACHINERY & EQUIPMENT - 1.4%
Case Corp.   900  58,556
GENERAL INDUSTRIAL MACHINERY - 7.0%
Illinois Tool Works, Inc.   600  35,963
Ingersoll-Rand Co.   950  45,244
Tyco International Ltd.  4,200  213,150
  294,357
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   391,151
IRON & STEEL - 2.5%
BLAST FURNACES - 0.4%
Steel Dynamics, Inc. (a)   800  15,200
FABRICATED METAL PRODUCTS - 0.7%
Aeroquip Vickers, Inc.   200  11,613
SPS Technologies, Inc. (a)  400  18,950
  30,563
IRON & STEEL BLAST FURNACES, MILLS - 1.0%
Inland Steel Industries, Inc.   700  14,438
Nucor Corp.   500  25,750
  40,188
IRON & STEEL FOUNDRIES - 0.4%
Dofasco, Inc.   1,000  17,524
TOTAL IRON & STEEL   103,475
METALS & MINING - 1.9%
ALUMINUM, EXTRUDED PRODUCTS - 0.6%
Alumax, Inc. (a)  700  25,944

 SHARES VALUE (NOTE 1)
METAL MINING - 0.5%
Phelps Dodge Corp.   300 $ 19,050
NON-METALLIC MINERAL MINING - 0.4%
Martin Marietta Materials, Inc.   400  15,225
PRIMARY PRODUCTION OF ALUMINUM - 0.4%
Reynolds Metals Co.   300  18,694
TOTAL METALS & MINING   78,913
PACKAGING & CONTAINERS - 1.6%
GLASS CONTAINERS - 0.5%
Owens-Illinois, Inc. (a)   500  19,188
METAL CANS & CONTAINERS - 1.1%
Silgan Holdings, Inc.   1,300  45,825
TOTAL PACKAGING & CONTAINERS   65,013
PAPER & FOREST PRODUCTS - 4.9%
PAPER - 2.8%
Champion International Corp.   400  20,425
Stone Container Corp. (a)   1,600  18,000
Temple-Inland, Inc.   400  23,850
Union Camp Corp.   400  23,900
Willamette Industries, Inc.   800  29,550
  115,725
PAPER MILLS - 1.8%
Bowater, Inc.   700  34,650
Fort James Corp.   887  40,248
  74,898
PULP MILLS - 0.3%
Tembec, Inc. Class A (a)  2,400  14,665
TOTAL PAPER & FOREST PRODUCTS   205,288
POLLUTION CONTROL - 2.9%
POLLUTION EQUIPMENT & DESIGN - 0.6%
Ogden Corp.   900  24,750
REFUSE SYSTEMS - 1.4%
Browning-Ferris Industries, Inc.   700  23,319
Eastern Environmental Services, Inc. (a)   800  18,900
Waste Management, Inc.  600  15,000
  57,219
SANITARY SERVICES - 0.9%
USA Waste Services, Inc. (a)   937  39,003
TOTAL POLLUTION CONTROL   120,972
RAILROADS - 3.0%
RAILROAD EQUIPMENT - 0.2%
Bombardier, Inc. Class B  300  6,448
RAILROADS - 2.8%
CSX Corp.   900  50,344
Canadian National Railway Co.   1,100  68,299
  118,643
TOTAL RAILROADS   125,091
SERVICES - 1.0%
BUILDING MAINTENANCE - 1.0%
Ecolab, Inc.   1,400  40,600
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SHIP BUILDING & REPAIR - 1.8%
SHIP BUILDERS - 1.8%
Avondale Industries, Inc. (a)  1,200 $ 34,500
General Dynamics Corp.   300  26,025
Newport News Shipbuilding, Inc.   600  16,350
  76,875
TEXTILES & APPAREL - 0.9%
COTTON MILLS - 0.3%
Galey & Lord, Inc. (a)  600  11,888
TEXTILE MILL PRODUCTS - 0.6%
Unifi, Inc.   700  25,725
TOTAL TEXTILES & APPAREL   37,613
TRUCKING & FREIGHT - 2.6%
AIR COURIER SERVICES - 0.4%
CNF Transportation, Inc.   400  15,650
FREIGHT FORWARDING - 0.7%
Air Express International Corp.   300  8,400
Expeditors International of
 Washington, Inc.   500  20,250
  28,650
TRUCKING, LOCAL & LONG DISTANCE - 0.5%
Werner Enterprises, Inc.   900  22,388
TRUCKING, LONG DISTANCE - 1.0%
USFreightways Corp.   600  20,963
Yellow Corp. (a)  1,100  23,169
  44,132
TOTAL TRUCKING & FREIGHT   110,820
TOTAL COMMON STOCKS
 (Cost $3,316,438)   3,785,910
CASH EQUIVALENTS - 9.8%
Taxable Central Cash Fund (b)
 (Cost $410,023)  410,023  410,023
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $3,726,461)  $ 4,195,933
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $7,376,076 and $4,388,218 respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $470 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $3,727,489. Net unrealized appreciation aggregated $468,444, of which $521,277 related to appreciated investment securities and $52,833 related to depreciated investment securities.
A total of 23% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
CYCLICAL INDUSTRIES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN               $ 4,195,933
SECURITIES,
AT VALUE
(COST
$3,726,4
61) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                   1,113
FOR FUND
SHARES
SOLD

DIVIDENDS                    5,239
RECEIVABLE

INTEREST                     1,106
RECEIVABLE

REDEMPTION                   17
FEES
RECEIVABLE

RECEIVABLE                   4,109
FROM
INVESTMENT
ADVISER FOR
EXPENSE
REDUCTIONS

 TOTAL                       4,207,517
ASSETS

LIABILITIES

PAYABLE TO        $ 24,009
CUSTODIAN
BANK

PAYABLE FOR        141,472
INVESTMENT
S
PURCHASED

PAYABLE FOR        52,023
FUND
SHARES
REDEEMED

OTHER              24,773
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                       242,277
LIABILITIES

NET ASSETS                  $ 3,965,240

NET ASSETS
CONSIST OF:

PAID IN                     $ 3,345,148
CAPITAL

ACCUMULATED                  150,620
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                          469,472
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                 $ 3,965,240
FOR
328,650
SHARES
OUTSTANDIN
G

NET ASSET                    $12.07
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($3,965,2
40 (DIVIDED BY)
328,650
SHARES)

MAXIMUM                      $12.44
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$12.07)

STATEMENT OF OPERATIONS
 MARCH 3, 1997 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28, 1998

INVESTMENT                $ 42,778
INCOME
DIVIDENDS

INTEREST                   12,881

 TOTAL                     55,659
INCOME

EXPENSES

MANAGEMEN      $ 21,141
T FEE

TRANSFER        28,855
AGENT FEES

ACCOUNTING      59,755
FEES AND
EXPENSES

NON-INTEREST    6
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       14,897
FEES AND
EXPENSES

REGISTRATION    40,858
FEES

AUDIT           18,227

LEGAL           15

MISCELLANEO     14
US

 TOTAL          183,768
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (94,990)   88,778
REDUCTIONS

NET                        (33,119)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     328,579
SECURITIES

 FOREIGN        (73)       328,506
CURRENCY
TRANSACTIO
NS

CHANGE IN                  469,472
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
SECURITIES

NET GAIN                   797,978
(LOSS)

NET INCREASE              $ 764,859
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                     $ 36,552
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 EXCHANGE                 $ 3,488
FEES
WITHHELD
BY FSC

 EXPENSE                  $ 131
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                 39
N CREDITS

  FMR                      94,820
REIMBURSE
MENT

                          $ 94,990

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  MARCH 3, 1997
                                   (COMMENCEMENT
                                   OF OPERATIONS) TO
                                   FEBRUARY 28,
                                   1998

OPERATIONS      $ (33,119)
NET
INVESTMENT
INCOME
(LOSS)

 NET             328,506
REALIZED
GAIN (LOSS)

 CHANGE IN       469,472
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             764,859
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (144,767)
TO
SHAREHOLD
ERS FROM
NET
REALIZED
GAINS

SHARE            10,028,973
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       143,304
ENT OF
DISTRIBUTIO
NS

 COST OF         (6,843,907)
SHARES
REDEEMED

 NET             3,328,370
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       16,778
N FEES

  TOTAL          3,965,240
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       -
OF PERIOD

 END OF         $ 3,965,240
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            908,349

 ISSUED IN       13,087
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (592,786)

 NET             328,650
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEAR ENDED
                          FEBRUARY 28,

SELECTED PER-SHARE DATA   1998 E

NET ASSET      $ 10.00
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.11)
INVESTMENT
INCOME
(LOSS) D

 NET            2.59
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     2.48
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (.46)
REALIZED
GAIN

REDEMPTION      .05
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 12.07
VALUE, END
OF PERIOD

TOTAL           25.77%
RETURN B, C

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 3,965
END OF
PERIOD
(000
OMITTED)

RATIO OF        2.50% A, F
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF NET    (.93)% A
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       140% A
TURNOVER
RATE

AVERAGE        $ .0220
COMMISSIO
N RATE G

ANNUALIZED
THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD
CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIOD SHOWN (SEE NOTE 8 OF
NOTES TO FINANCIAL STATEMENTS).
TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
NET INVESTMENT INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.
FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF OPERATIONS) TO
FEBRUARY 28, 1998.
FMR AGREED TO REIMBURSE A PORTION OF THE
FUND'S EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER
(SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE
CHARGED. THIS AMOUNT MAY VARY FROM
PERIOD TO PERIOD AND FUND TO FUND
DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.

CONSTRUCTION AND HOUSING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                 PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998             YEAR    YEARS    YEARS

SELECT CONSTRUCTION           40.04%  125.50%  382.21%
AND HOUSING

SELECT CONSTRUCTION           35.76%  118.66%  367.67%
AND HOUSING (LOAD ADJ.)

S&P 500                       35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED            PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998        YEAR    YEARS   YEARS

SELECT CONSTRUCTION      40.04%  17.66%  17.04%
AND HOUSING

SELECT CONSTRUCTION      35.76%  16.94%  16.68%
AND HOUSING (LOAD ADJ.)

S&P 500                  35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
             CONSTRUCTION & HOUSING      S&P 500
             00511                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31      10087.63                     9691.00
  1988/04/30      10382.97                     9798.57
  1988/05/31      10318.36                     9883.82
  1988/06/30      10927.50                    10337.48
  1988/07/31      10816.75                    10298.20
  1988/08/31      10262.99                     9948.06
  1988/09/30      10576.78                    10371.85
  1988/10/31      10650.62                    10660.19
  1988/11/30      10521.41                    10507.75
  1988/12/31      11064.76                    10691.63
  1989/01/31      11739.09                    11474.26
  1989/02/28      11596.63                    11188.55
  1989/03/31      11891.05                    11449.25
  1989/04/30      12356.44                    12043.46
  1989/05/31      12793.33                    12531.22
  1989/06/30      12785.25                    12459.79
  1989/07/31      13303.98                    13584.91
  1989/08/31      13527.75                    13851.18
  1989/09/30      13771.86                    13794.39
  1989/10/31      12998.84                    13474.36
  1989/11/30      13192.10                    13749.23
  1989/12/31      12901.19                    14079.22
  1990/01/31      12087.40                    13134.50
  1990/02/28      12336.97                    13303.94
  1990/03/31      13031.39                    13656.49
  1990/04/30      12651.63                    13315.08
  1990/05/31      13823.48                    14613.30
  1990/06/30      13573.92                    14513.93
  1990/07/31      12865.92                    14467.48
  1990/08/31      11230.22                    13159.62
  1990/09/30      10070.58                    12518.75
  1990/10/31       9716.58                    12464.92
  1990/11/30      10656.50                    13270.15
  1990/12/31      11657.46                    13640.39
  1991/01/31      12682.82                    14235.11
  1991/02/28      13793.64                    15252.92
  1991/03/31      14135.43                    15622.04
  1991/04/30      14355.15                    15659.53
  1991/05/31      15783.34                    16336.03
  1991/06/30      14977.69                    15587.84
  1991/07/31      15368.31                    16314.23
  1991/08/31      16003.06                    16700.88
  1991/09/30      15649.07                    16421.97
  1991/10/31      15380.52                    16642.03
  1991/11/30      14611.49                    15971.35
  1991/12/31      16473.72                    17798.47
  1992/01/31      17698.38                    17467.42
  1992/02/29      17988.09                    17694.50
  1992/03/31      17974.92                    17349.46
  1992/04/30      18225.12                    17859.53
  1992/05/31      18804.53                    17947.04
  1992/06/30      17460.87                    17679.63
  1992/07/31      17777.14                    18402.73
  1992/08/31      17170.95                    18025.47
  1992/09/30      17394.98                    18238.17
  1992/10/31      18001.17                    18302.01
  1992/11/30      19042.23                    18926.11
  1992/12/31      19556.17                    19158.90
  1993/01/31      20373.21                    19319.83
  1993/02/28      20742.20                    19582.58
  1993/03/31      21229.78                    19995.77
  1993/04/30      20728.84                    19511.88
  1993/05/31      20953.00                    20034.79
  1993/06/30      21203.54                    20092.89
  1993/07/31      21928.79                    20012.52
  1993/08/31      22838.64                    20771.00
  1993/09/30      23577.07                    20611.06
  1993/10/31      24434.18                    21037.71
  1993/11/30      24051.78                    20837.85
  1993/12/31      26129.17                    21089.99
  1994/01/31      26982.80                    21807.05
  1994/02/28      26435.95                    21216.08
  1994/03/31      24888.74                    20291.06
  1994/04/30      24832.43                    20550.78
  1994/05/31      23518.40                    20887.82
  1994/06/30      22941.84                    20376.06
  1994/07/31      23598.85                    21044.40
  1994/08/31      24497.22                    21907.22
  1994/09/30      23129.55                    21370.49
  1994/10/31      22445.72                    21851.33
  1994/11/30      21533.95                    21055.50
  1994/12/31      21962.99                    21367.76
  1995/01/31      22059.38                    21921.82
  1995/02/28      23119.66                    22776.12
  1995/03/31      23532.75                    23448.24
  1995/04/30      23560.29                    24138.79
  1995/05/31      24716.97                    25103.62
  1995/06/30      24951.05                    25686.77
  1995/07/31      26107.73                    26538.55
  1995/08/31      26121.50                    26605.16
  1995/09/30      25970.03                    27727.90
  1995/10/31      25956.26                    27628.91
  1995/11/30      27553.56                    28841.82
  1995/12/31      28283.32                    29397.31
  1996/01/31      28225.75                    30398.00
  1996/02/29      28153.78                    30679.78
  1996/03/31      29118.15                    30975.23
  1996/04/30      29155.11                    31431.81
  1996/05/31      30114.46                    32242.43
  1996/06/30      30294.33                    32365.28
  1996/07/31      29020.20                    30935.38
  1996/08/31      30384.27                    31587.81
  1996/09/30      32033.15                    33365.57
  1996/10/31      31553.48                    34285.79
  1996/11/30      32992.49                    36877.45
  1996/12/31      32020.28                    36146.91
  1997/01/31      32339.12                    38405.37
  1997/02/28      33401.90                    38706.47
  1997/03/31      32445.40                    37116.02
  1997/04/30      33104.56                    39331.84
  1997/05/31      36272.71                    41726.37
  1997/06/30      36916.50                    43595.71
  1997/07/31      40796.21                    47064.62
  1997/08/31      40677.61                    44428.06
  1997/09/30      41965.20                    46861.38
  1997/10/31      40338.78                    45296.21
  1997/11/30      41236.70                    47392.97
  1997/12/31      41573.29                    48206.71
  1998/01/31      43069.78                    48739.88
  1998/02/27      46767.00                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980326 100057 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $46,767 - a 367.67% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                       % OF FUND'S
                       INVESTMENTS

BLACK & DECKER CORP.   4.8

ELCOR CORP.            4.8

CENTEX CORP.           4.1

MASCO CORP.            3.8

TOLL BROTHERS, INC.    3.7

U.S. HOME CORP.        3.2

LEGGETT & PLATT, INC.  2.8

USG CORP.              2.7

LENNAR CORP.           2.7

MAYTAG CO.             2.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
OPERATIVE BUILDERS 15.9%
APPLIANCES 8.6%
GENERAL BUILDING 6.7%
PAVING, ROOFING & SIDING 6.7%
FURNITURE 5.2%
ALL OTHERS 56.9%
ROW: 1, COL: 1, VALUE: 56.9
ROW: 1, COL: 2, VALUE: 5.2
ROW: 1, COL: 3, VALUE: 6.7
ROW: 1, COL: 4, VALUE: 6.7
ROW: 1, COL: 5, VALUE: 8.6
ROW: 1, COL: 6, VALUE: 15.9
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
CONSTRUCTION AND HOUSING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Yolanda McGettigan became Portfolio Manager of Fidelity Select Construction and Housing Portfolio on December 1, 1997.
Q. HOW DID THE FUND PERFORM, YOLANDA?
A. For the 12-month period that ended February 28, 1998, the fund returned 40.04%, outperforming the Standard & Poor's 500 Index return of 35.01% during the same time period.
Q. WHAT WAS THE ENVIRONMENT LIKE FOR CONSTRUCTION AND HOUSING STOCKS?
A. It was a good environment for these stocks. Mortgage rates dropped to near-record lows during the period, making this the seventh consecutive year in an up economic cycle. Other factors - including inventory levels of less than four months' supply of homes on the market and steadily declining interest rates - demonstrated continued strength in the construction and housing industry. In addition, this sector provided a relatively safe haven for investors during the period, given all the fears about Asian economies.
Q. YOU'VE ADDED MORE HOLDINGS TO THE FUND. WHY?
A. The fund has nearly doubled in size over the past year. With new money pouring in, I've looked for different opportunities and ideas, adding new stocks. I've maintained a focus on mid- and small-capitalization stocks, adding a number of large-cap companies, thus matching the profile of this sector. The portfolio's mix has shifted as well. I've built up its weighting in construction stocks, increasing it from about 12% one year ago to nearly 28% at the end of the period.
Q. WHICH STOCKS HAVE DONE WELL?
A. Black & Decker, the fund's top holding, performed very well. The company suffered a bit at the end of 1996, as new plans for expansion did not go as well as expected and it had to restructure. Black & Decker projected flat earnings in 1997 and, as a result, investor interest in the stock declined, even though it is the number one brand in power tools, has great exposure through Home Depot sales and enjoys a phenomenal brand presence. The momentum simply wasn't there. The company has come back strongly, though, with a major restructuring designed to save $100 million over the next couple of years. Another top holding, Elcor, has also done well. It's an interesting company that specializes in building premium roofing. Further, Masco has been one of the most reliable companies in the portfolio and a good defensive stock, since it was not as sensitive to changes in interest rates as others in its industry. Masco is the category leader in almost every aspect of its business, with two-thirds of its sales in the repair and remodel market and little involvement in new construction. Since Masco divested itself of a furniture company, earnings have accelerated.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Paper companies were disappointing stocks in general. Fort James, one of the fund's holdings, exemplified their performance. This is a company in a cyclical industry, and during the past year this industry entered a bad part of its business cycle, so I sold the stock during the period. Two other holdings, Caterpillar and Deere, were purchased as defensive plays, although they didn't turn out that way. A significant portion of their sales are in the export market, with a lot of exposure to Asia. Despite a strong North American market, falling demand in Asia hurt the performance of these two companies. These stocks were sold from the fund's portfolio. Apogee is a company that produces glass coating and specialty glass, and its performance was negatively affected by a project that went awry in France, hurting earnings. I sold the fund's position in Apogee during the period as well.
Q. YOLANDA, WHAT'S YOUR PHILOSOPHY AND OUTLOOK?
A. This is a cyclical fund in a cyclical industry, so I pay careful attention to where we are in the economic cycle and what that means for each of the fund's sub-industries. I also look for stellar companies that stand out in particular industries, using Fidelity's extensive research capabilities. My outlook for the coming year is very positive, based on the orders that home builders are currently receiving, low levels of home inventories, low interest rates and low stock valuations of the home building group as a whole.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: September 29, 1986
FUND NUMBER: 511
TRADING SYMBOL: FSHOX
SIZE: As of February 28, 1998, more than
$57 million
MANAGER: Yolanda McGettigan, since
December 1997; joined Fidelity in 1997
(checkmark)
CONSTRUCTION AND HOUSING PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.0%
 SHARES VALUE (NOTE 1)
AUTOS, TIRES, & ACCESSORIES - 2.5%
AUTO & TRUCK PARTS - 2.5%
Danaher Corp.   20,000 $ 1,438,750
BROADCASTING - 0.9%
CABLE TV OPERATORS - 0.9%
Time Warner, Inc.   7,500  506,250
BUILDING MATERIALS - 19.3%
CEMENT - 3.9%
Florida Rock Industries, Inc.   5,000  130,625
Giant Cement Holding, Inc. (a)  1,300  33,800
Lafarge Corp.   5,300  177,881
Lone Star Industries, Inc.   20,000  1,205,000
Medusa Corp.   15,000  709,688
  2,256,994
CONCRETE, GYPSUM, PLASTER - 3.5%
CalMat Co.   14,300  411,125
USG Corp. (a)  28,800  1,573,200
  1,984,325
FABRICATED STRUCTURAL METAL - 1.0%
United Dominion Industries Ltd.   20,000  573,134
PAINT & VARNISH - 0.4%
Sherwin-Williams Co.   7,100  237,406
PAVING, ROOFING & SIDING - 6.7%
Carlisle Companies, Inc.   21,500  1,041,406
Elcor Corp.   102,200  2,740,238
Owens-Corning  2,400  74,100
  3,855,744
PLUMBING SUPPLIES - WHOLESALE - 3.8%
Masco Corp.   40,000  2,175,000
TOTAL BUILDING MATERIALS   11,082,603
CHEMICALS & PLASTICS - 0.2%
MISCELLANEOUS PLASTICS PRODUCTS - 0.2%
Zag Industries Ltd. (a)   10,000  110,000
CONSTRUCTION - 27.7%
CONSTRUCTION - 0.6%
Jacobs Engineering Group, Inc.   1,100  32,931
Walter Industries, Inc. (a)   15,700  299,281
  332,212
GENERAL BUILDING - 6.7%
Crossman Communities, Inc. (a)   20,000  520,000
D.R. Horton, Inc.   40,000  932,500
M.D.C. Holdings, Inc.   16,600  311,250
Toll Brothers, Inc. (a)  70,000  2,100,000
  3,863,750
MOBILE HOMES - 3.6%
Clayton Homes, Inc.   39,800  791,025
Fleetwood Enterprises, Inc.   10,000  468,750
Oakwood Homes Corp.   20,000  792,500
  2,052,275
OPERATIVE BUILDERS - 15.9%
Centex Corp.   31,900  2,330,694
Engle Homes, Inc.   14,700  249,900
Kaufman & Broad Home Corp.   4,300  111,263
Lennar Corp.   55,000  1,536,563
M/I Schottenstein Homes, Inc. (a)  25,000  554,688
NVR, Inc. (a)  40,000  1,295,000
Pulte Corp.   20,000  910,000

 SHARES VALUE (NOTE 1)
U.S. Home Corp. (a)  42,500 $ 1,862,031
Webb (Del E.) Corp.   10,000  320,000
  9,170,139
PREFABRICATED METAL BUILDINGS - 0.7%
NCI Building Systems, Inc.   10,000  395,000
SINGLE-FAMILY HOUSING CONSTRUCTION - 0.2%
Beazer Homes USA, Inc.   4,400  104,500
TOTAL CONSTRUCTION   15,917,876
CONSUMER DURABLES - 1.1%
HARDWARE - 1.1%
Simpson Manufacturing, Inc.   15,000  616,875
CONSUMER ELECTRONICS - 8.6%
APPLIANCES - 8.6%
Black & Decker Corp.   55,300  2,785,738
Maytag Co.   33,100  1,489,500
Whirlpool Corp.   10,000  668,125
  4,943,363
CREDIT & OTHER FINANCE - 1.6%
MORTGAGE BANKERS - 0.8%
Countrywide Credit Industries, Inc.   8,200  364,388
Money Store, Inc. (The)  4,800  119,700
  484,088
PERSONAL CREDIT INSTITUTIONS - 0.8%
Green Tree Financial Corp.   20,000  458,750
TOTAL CREDIT & OTHER FINANCE   942,838
ENGINEERING - 2.0%
ARCHITECTS & ENGINEERS - 2.0%
Fluor Corp.   6,800  320,025
Stone & Webster, Inc.   20,300  838,644
  1,158,669
FEDERAL SPONSORED CREDIT - 1.8%
FEDERAL & FEDERALLY SPONSORED CREDIT AGENCIES - 1.8%
Fannie Mae  16,300  1,040,144
HOME FURNISHINGS - 9.1%
FURNITURE - 5.2%
Furniture Brands International, Inc. (a)   30,000  821,250
Leggett & Platt, Inc.   32,600  1,636,113
Stanley Furniture Co, Inc. (a)  15,000  513,750
  2,971,113
FURNITURE STORES - 0.9%
Heilig-Meyers Co.   35,000  542,500
NON-WOOD OFFICE FURNITURE - 3.0%
HON Industries, Inc.   2,500  164,370
Knoll, Inc.   20,000  712,500
Miller (Herman), Inc.   13,800  845,250
  1,722,120
TOTAL HOME FURNISHINGS   5,235,733
HOUSEHOLD PRODUCTS - 1.6%
FABRICATED RUBBER PRODUCTS - 1.6%
Premark International, Inc.   30,000  933,751
INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%
ACCESSORIES & MEASURING CUTTING TOOLS - 0.6%
Stanley Works  6,900  329,906
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
FARM MACHINERY & EQUIPMENT - 0.6%
Case Corp.   5,900 $ 383,869
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   713,775
IRON & STEEL - 1.9%
FABRICATED METAL PRODUCTS - 1.9%
Mueller Industries, Inc. (a)   20,000  1,102,500
LEISURE DURABLES & TOYS - 2.1%
MOTOR HOMES - 2.1%
Coachmen Industries, Inc.   41,400  1,182,488
METALS & MINING - 1.3%
NON-METALLIC MINERAL MINING - 1.3%
Martin Marietta Materials, Inc.   20,000  761,250
RETAIL & WHOLESALE, MISCELLANEOUS - 4.6%
BUILDING MATERIALS - RETAIL - 2.3%
Home Depot, Inc.   20,400  1,301,775
LUMBER & BUILDING MATERIALS - RETAIL - 1.5%
Lowe's Companies, Inc.   14,400  841,500
LUMBER - WHOLESALE - 0.8%
Cameron Ashley, Inc. (a)   30,000  480,000
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   2,623,275
TEXTILES & APPAREL - 1.5%
CARPETS & RUGS - 1.5%
Interface, Inc. Class A  20,000  765,000
Mohawk Industries, Inc. (a)  4,350  114,188
  879,188
TOTAL COMMON STOCKS
 (Cost $45,551,053)   51,189,328
CASH EQUIVALENTS - 11.0%
Taxable Central Cash Fund (b)
 (Cost $6,305,720)  6,305,720  6,305,720
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $51,856,773)  $ 57,495,048
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $115,268,943 and $100,525,078, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $46,802 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, the value of securities loaned and the value of collateral amounted to $932,480 and $960,000, respectively (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $51,935,365. Net unrealized appreciation aggregated $5,559,683, of which $5,727,960 related to appreciated investment securities and $168,277 related to depreciated investment securities.
The fund hereby designates approximately $1,565,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 7% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
CONSTRUCTION AND HOUSING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                 $ 57,495,048
SECURITIES,
AT VALUE
(COST
$51,856,
773) -
SEE
ACCOMPAN
YING
SCHEDULE

CASH                           32,625

RECEIVABLE                     922,602
FOR
INVESTMENT
S SOLD

RECEIVABLE                     948,335
FOR FUND
SHARES
SOLD

DIVIDENDS                      28,017
RECEIVABLE

INTEREST                       27,330
RECEIVABLE

REDEMPTION                     679
FEES
RECEIVABLE

OTHER                          275
RECEIVABLE
S

 TOTAL                         59,454,911
ASSETS

LIABILITIES

PAYABLE FOR        $ 644,509
INVESTMENT
S
PURCHASED

PAYABLE FOR         286,281
FUND
SHARES
REDEEMED

ACCRUED             44,024
MANAGEM
ENT FEE

OTHER               36,030
PAYABLES
AND
ACCRUED
EXPENSES

COLLATERAL ON       960,000
SECURITIES
LOANED,
AT VALUE

 TOTAL                         1,970,844
LIABILITIES

NET ASSETS                    $ 57,484,067

NET ASSETS
CONSIST OF:

PAID IN                       $ 50,153,139
CAPITAL

ACCUMULATED                    1,692,654
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                            5,638,274
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                   $ 57,484,067
FOR
2,242,70
1
SHARES
OUTSTANDIN
G

NET ASSET                      $25.63
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($57,484,
067 (DIVIDED BY)
2,242,70
1 SHARES)

MAXIMUM                        $26.42
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$25.63)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                 $ 210,840
INCOME
DIVIDENDS

INTEREST                    133,631
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$4,614)

 TOTAL                      344,471
INCOME

EXPENSES

MANAGEMEN      $ 155,730
T FEE

TRANSFER        365,815
AGENT FEES

ACCOUNTING      60,507
AND
SECURITY
LENDING
FEES

NON-INTEREST    111
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       17,446
FEES AND
EXPENSES

REGISTRATION    34,270
FEES

AUDIT           24,683

LEGAL           201

MISCELLANEO     310
US

 TOTAL          659,073
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (29,091)    629,982
REDUCTIONS

NET                         (285,511)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     3,766,390
SECURITIES

 FOREIGN        1,674       3,768,064
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     4,728,367
SECURITIES

 ASSETS AND     (1)         4,728,366
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                    8,496,430
(LOSS)

NET INCREASE               $ 8,210,919
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                      $ 257,572
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                     $ 181
CHARGES -
DEALERS'
PORTION

 DEFERRED                  $ 240
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                  $ 18,090
FEES
WITHHELD
BY FSC

 EXPENSE                   $ 18,778
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                  321
N CREDITS

  FMR                       9,992
REIMBURSE
MENT

                           $ 29,091

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (285,511)    $ 181,247
NET
INVESTMENT
INCOME
(LOSS)

 NET             3,768,064      10,158,974
REALIZED
GAIN (LOSS)

 CHANGE IN       4,728,366      (2,418,313)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             8,210,919      7,921,908
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (23,292)       (112,820)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (4,419,906)    (3,093,992)
REALIZED
GAIN

 TOTAL           (4,443,198)    (3,206,812)
DISTRIBUTIO
NS

SHARE            96,959,375     137,278,007
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       4,390,230      3,185,271
ENT OF
DISTRIBUTIO
NS

 COST OF         (78,323,951)   (157,413,712)
SHARES
REDEEMED

 NET             23,025,654     (16,950,434)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       110,066        147,951
N FEES

  TOTAL          26,903,441     (12,087,387)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       30,580,626     42,668,013
OF PERIOD

 END OF         $ 57,484,067   $ 30,580,626
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF $0
AND
$68,37
2,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            4,140,467      6,539,196

 ISSUED IN       222,821        160,947
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (3,510,718)    (7,491,813)

 NET             852,570        (791,670)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 22.00   $ 19.56   $ 16.79   $ 19.82    $ 15.74
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.25)     .06       .07       (.02)      .01
INVESTMENT
INCOME
(LOSS) C

 NET            7.67      3.38      3.55      (2.50)     4.26
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     7.42      3.44      3.62      (2.52)     4.27
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (.02)     (.02)     (.07)     -          -
INVESTMENT
INCOME

 FROM NET       (3.87)    (1.03)    (.81)     (.52)      (.22)
REALIZED
GAIN

 TOTAL          (3.89)    (1.05)    (.88)     (.52)      (.22)
DISTRIBUTIO
NS

REDEMPTION      .10       .05       .03       .01        .03
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 25.63   $ 22.00   $ 19.56   $ 16.79    $ 19.82
VALUE, END
OF PERIOD

TOTAL           40.04%    18.64%    21.77%    (12.54)%   27.45%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 57,484  $ 30,581  $ 42,668  $ 16,863   $ 80,999
END OF
PERIOD
(000
OMITTED)

RATIO OF        2.50% F   1.41%     1.43%     1.76%      1.67%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        2.43% D   1.35% D   1.40% D   1.74% D    1.66% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (1.10)%   .27%      .39%      (.11)%     .03%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       404%      270%      139%      45%        35%
TURNOVER
RATE

AVERAGE        $ .0342   $ .0410
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET
INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER. F FMR AGREED TO REIMBURSE A PORTION OF
THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 8 OF
NOTES TO FINANCIAL STATEMENTS).


DEFENSE AND AEROSPACE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED               PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998           YEAR    YEARS    YEARS

SELECT DEFENSE AND          42.68%  235.06%  317.57%
AEROSPACE

SELECT DEFENSE AND          38.33%  224.94%  304.97%
AEROSPACE (LOAD ADJ.)

S&P 500                     35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED          PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998      YEAR    YEARS   YEARS

SELECT DEFENSE AND     42.68%  27.36%  15.36%
AEROSPACE

SELECT DEFENSE AND     38.33%  26.58%  15.01%
AEROSPACE (LOAD ADJ.)

S&P 500                35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
                     Defense & Aerospace         S&P 500
             00067                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9676.28                     9691.00
  1988/04/30       9613.04                     9798.57
  1988/05/31       9249.39                     9883.82
  1988/06/30       9628.85                    10337.48
  1988/07/31       9439.12                    10298.20
  1988/08/31       9209.86                     9948.06
  1988/09/30       9486.55                    10371.85
  1988/10/31       9470.74                    10660.19
  1988/11/30       9051.75                    10507.75
  1988/12/31       8972.70                    10691.63
  1989/01/31       9328.44                    11474.26
  1989/02/28       9288.92                    11188.55
  1989/03/31       9478.65                    11449.25
  1989/04/30       9818.58                    12043.46
  1989/05/31       9992.50                    12531.22
  1989/06/30       9873.92                    12459.79
  1989/07/31      10514.26                    13584.91
  1989/08/31      10783.05                    13851.18
  1989/09/30      10585.41                    13794.39
  1989/10/31       9984.60                    13474.36
  1989/11/30       9605.13                    13749.23
  1989/12/31       9763.24                    14079.22
  1990/01/31       9209.86                    13134.50
  1990/02/28       9241.48                    13303.94
  1990/03/31       9810.68                    13656.49
  1990/04/30       9407.50                    13315.08
  1990/05/31      10103.18                    14613.30
  1990/06/30      10110.44                    14513.93
  1990/07/31       9704.75                    14467.48
  1990/08/31       8853.60                    13159.62
  1990/09/30       8567.23                    12518.75
  1990/10/31       8455.86                    12464.92
  1990/11/30       8909.28                    13270.15
  1990/12/31       9315.70                    13640.39
  1991/01/31      10137.91                    14235.11
  1991/02/28      10337.47                    15252.92
  1991/03/31      11135.73                    15622.04
  1991/04/30      10952.13                    15659.53
  1991/05/31      11463.02                    16336.03
  1991/06/30      10886.28                    15587.84
  1991/07/31      11359.24                    16314.23
  1991/08/31      11239.00                    16700.88
  1991/09/30      10974.46                    16421.97
  1991/10/31      11503.54                    16642.03
  1991/11/30      10982.47                    15971.35
  1991/12/31      11824.19                    17798.47
  1992/01/31      11784.11                    17467.42
  1992/02/29      11968.49                    17694.50
  1992/03/31      11728.00                    17349.46
  1992/04/30      11519.57                    17859.53
  1992/05/31      10942.39                    17947.04
  1992/06/30      10429.34                    17679.63
  1992/07/31      10830.16                    18402.73
  1992/08/31      10621.73                    18025.47
  1992/09/30      10774.05                    18238.17
  1992/10/31      10862.23                    18302.01
  1992/11/30      11239.00                    18926.11
  1992/12/31      11824.19                    19158.90
  1993/01/31      12176.92                    19319.83
  1993/02/28      12088.74                    19582.58
  1993/03/31      12730.05                    19995.77
  1993/04/30      12770.13                    19511.88
  1993/05/31      13162.93                    20034.79
  1993/06/30      13716.07                    20092.89
  1993/07/31      14277.21                    20012.52
  1993/08/31      14253.16                    20771.00
  1993/09/30      14621.92                    20611.06
  1993/10/31      15207.12                    21037.71
  1993/11/30      14758.20                    20837.85
  1993/12/31      15236.40                    21089.99
  1994/01/31      15961.94                    21807.05
  1994/02/28      15961.94                    21216.08
  1994/03/31      15319.80                    20291.06
  1994/04/30      15402.94                    20550.78
  1994/05/31      15453.72                    20887.82
  1994/06/30      15064.42                    20376.06
  1994/07/31      15284.46                    21044.40
  1994/08/31      15969.98                    21907.22
  1994/09/30      15165.98                    21370.49
  1994/10/31      15538.35                    21851.33
  1994/11/30      14929.01                    21055.50
  1994/12/31      15504.50                    21367.76
  1995/01/31      15496.04                    21921.82
  1995/02/28      16621.64                    22776.12
  1995/03/31      17332.54                    23448.24
  1995/04/30      18288.88                    24138.79
  1995/05/31      19414.48                    25103.62
  1995/06/30      20133.85                    25686.77
  1995/07/31      21242.52                    26538.55
  1995/08/31      21234.06                    26605.16
  1995/09/30      21826.48                    27727.90
  1995/10/31      21030.94                    27628.91
  1995/11/30      22545.85                    28841.82
  1995/12/31      22846.87                    29397.31
  1996/01/31      23255.66                    30398.00
  1996/02/29      24500.20                    30679.78
  1996/03/31      25063.42                    30975.23
  1996/04/30      26270.99                    31431.81
  1996/05/31      27253.34                    32242.43
  1996/06/30      26607.79                    32365.28
  1996/07/31      24811.49                    30935.38
  1996/08/31      26121.29                    31587.81
  1996/09/30      27403.03                    33365.57
  1996/10/31      26925.89                    34285.79
  1996/11/30      28394.74                    36877.45
  1996/12/31      28564.91                    36146.91
  1997/01/31      27946.91                    38405.37
  1997/02/28      28388.34                    38706.47
  1997/03/31      28201.96                    37116.02
  1997/04/30      28955.40                    39331.84
  1997/05/31      31273.03                    41726.37
  1997/06/30      32019.04                    43595.71
  1997/07/31      34983.22                    47064.62
  1997/08/31      36912.91                    44428.06
  1997/09/30      39409.58                    46861.38
  1997/10/31      36445.41                    45296.21
  1997/11/30      36515.04                    47392.97
  1997/12/31      35297.14                    48206.71
  1998/01/31      36989.77                    48739.88
  1998/02/27      40497.00                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980325 105534 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $40,497 - a 304.97% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                   % OF FUND'S
                                   INVESTMENTS

LORAL SPACE & COMMUNICATIONS LTD.  6.4

RAYTHEON CO. CLASS A               6.2

PANAMSAT CORP.                     5.4

ALASKA AIR GROUP, INC.             5.4

NORTHROP GRUMMAN CORP.             4.7

ALLIANT TECHSYSTEMS, INC.          4.7

LOCKHEED MARTIN CORP.              4.6

GENERAL MOTORS CORP. CLASS H       4.1

AVONDALE INDUSTRIES, INC.          4.1

MAXWELL TECHNOLOGIES, INC.         3.8

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
DEFENSE ELECTRONICS 16.8%
AIR TRANSPORT, MAJOR NATIONAL 13.0%
TV & RADIO COMMUNICATION
EQUIPMENT 9.6%
SHIP BUILDERS 8.2%
AIRCRAFT 7.8%
ALL OTHERS 44.6%
ROW: 1, COL: 1, VALUE: 44.6
ROW: 1, COL: 2, VALUE: 7.8
ROW: 1, COL: 3, VALUE: 8.199999999999999
ROW: 1, COL: 4, VALUE: 9.6
ROW: 1, COL: 5, VALUE: 13.0
ROW: 1, COL: 6, VALUE: 16.8
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
DEFENSE AND AEROSPACE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Peter Saperstone,
Portfolio Manager of
Fidelity Select Defense
and Aerospace Portfolio
Q. HOW DID THE FUND PERFORM, PETER?
A. For the 12-month period that ended February 28, 1998, the fund returned 42.68%. This outpaced the Standard & Poor's 500 Index, which returned 35.01% over the same period.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE FOR DEFENSE AND AEROSPACE STOCKS OVER THE PAST 12 MONTHS?
A. It's best to discuss the defense and aerospace industries separately, since they didn't perform in lockstep during the period. In the first half of the year, aerospace companies performed very well, driven by a worldwide increase in new jet orders. However, the second half of the year proved less positive for these companies. Initially, investors were concerned about an economic slowdown in Asia
- which accounts for roughly 30% of worldwide aircraft orders. In addition, sentiment grew more negative on news about production problems at Boeing - which accounts for roughly 60% of global production. Investors worried that Boeing's problems would not only hurt that company, but many of its suppliers as well.
Q. WHAT ABOUT THE ENVIRONMENT FOR DEFENSE COMPANIES AND THEIR STOCKS?
A. In contrast to the aerospace industry, defense stocks generally performed well throughout the entire year, thanks to a favorable outlook for increased U.S. defense spending. In 1998, U.S. defense spending is expected to rise for the first time in nearly a decade. Furthermore, the consolidation that had reduced the number of major players in the industry to only three in recent years was coming to an end. With consolidation behind them, defense companies turned their focus to taking advantage of the cost savings generated by all of this merger and acquisition activity.
Q. WHAT INDIVIDUAL STOCKS CONTRIBUTED POSITIVELY TO PERFORMANCE?
A. Defense companies, including Raytheon and Litton Industries, were strong performers during the period, primarily for the reasons I explained earlier. The fund also saw strong gains from ship builders Newport News Shipbuilding and Avondale Industries, both of which benefited from the anticipated rise in defense spending.
Q. HOW DID THE FUND'S INVESTMENTS IN SATELLITE COMPANIES FARE DURING
THE YEAR?
A. Quite well. As a group, they were a significant contributor to the fund's performance. With the demand for satellite services growing at about a 20% annual pace, companies including Loral, PanAmSat and Globalstar benefited.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. Aerospace companies, including Boeing, lagged the overall performance of the fund and were somewhat disappointing. In the second half of the period, I reduced the fund's investments in companies such as Boeing that were sensitive to the commercial aerospace cycle.
Q. WHAT'S YOUR OUTLOOK?
A. My outlook for defense stocks is upbeat. Defense spending is on the rise and I think that the remaining players in this industry will see overall improvement in profits and earnings resulting from the cost savings derived from mergers and acquisitions. I also think they are poised to generate strong free cash flow, which could go toward stock buybacks - which companies undertake to help support or increase the price of their outstanding shares - and/or a reduction of debt. I'm also optimistic about the outlook for satellite companies. As a form of telecommunications, satellites will continue to gain market share. On the other hand, I'm fairly cautious about aerospace companies, since I think demand in that industry will slow in 1999.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: May 8, 1984
FUND NUMBER: 067
TRADING SYMBOL: FSDAX
SIZE: as of February 28, 1998, more than $101 million
MANAGER: Peter Saperstone, since June 1997;
manager, Fidelity Select Air Transportation
Portfolio, since June 1997; Fidelity Select
Construction and Housing Portfolio,
1996-1997; equity analyst,
defense/aerospace and airlines, since 1997;
building materials and appliances, since 1996;
textile, apparel and footwear industries, since
1995; joined Fidelity in 1995
(checkmark)
DEFENSE AND AEROSPACE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.3%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 21.2%
AIRCRAFT - 7.8%
Gulfstream Aerospace Corp. (a)  80,600 $ 3,264,298
Lockheed Martin Corp.   40,200  4,690,838
  7,955,136
AIRCRAFT & PARTS - 1.5%
Sundstrand Corp.   26,200  1,585,100
AIRCRAFT ENGINES & PARTS - 3.5%
Kellstrom Industries, Inc. (a)   50,000  1,200,000
United Technologies Corp.   26,400  2,357,850
  3,557,850
GUIDED MISSILES & SPACE VEHICLES - 0.3%
Rockwell International Corp.  5,000  302,500
MISSILES & SPACE VEHICLES - 7.8%
Alliant Techsystems, Inc. (a)   76,200  4,786,313
Orbital Sciences Corp. (a)  60,000  2,287,500
Thiokol Corp.   9,200  879,750
  7,953,563
ORDNANCE - 0.3%
Primex Technologies, Inc.   7,300  315,725
TOTAL AEROSPACE & DEFENSE   21,669,874
AIR TRANSPORTATION - 13.0%
AIR TRANSPORT, MAJOR NATIONAL - 13.0%
AMR Corp. (a)  10,000  1,265,625
Alaska Air Group, Inc. (a)   100,100  5,511,756
Continental Airlines, Inc. Class B (a)  67,000  3,366,750
US Airways Group, Inc. (a)   50,500  3,197,281
  13,341,412
BROADCASTING - 5.4%
COMMUNICATIONS SERVICES, NEC - 5.4%
PanAmSat Corp. (a)  104,700  5,562,188
CHEMICALS & PLASTICS - 1.1%
CHEMICALS - 1.1%
Goodrich (B.F.) Co.   22,300  1,105,244
COMMUNICATIONS EQUIPMENT - 3.7%
TELEPHONE EQUIPMENT - 3.7%
Globalstar Telecommunications Ltd. (a)   55,600  3,766,900
DEFENSE ELECTRONICS - 16.8%
Litton Industries, Inc. (a)   56,500  3,517,125
Northrop Grumman Corp.   34,500  4,795,500
Raytheon Co. Class A  109,952  6,377,216
Remec, Inc. (a)  93,200  2,557,175
  17,247,016
DURABLES - 4.1%
CONSUMER ELECTRONICS - 4.1%
General Motors Corp. Class H  102,500  4,247,344
ELECTRICAL EQUIPMENT - 9.6%
TV & RADIO COMMUNICATION EQUIPMENT - 9.6%
Harris Corp.   40,000  2,027,500
Loral Space & Communications Ltd. (a)   256,800  6,564,450
Titan Corp. (a)  210,600  1,276,763
  9,868,713

 SHARES VALUE (NOTE 1)
ELECTRONICS - 5.0%
ELECTRONIC CAPACITORS - 3.8%
Maxwell Technologies, Inc. (a)   138,300 $ 3,906,975
ELECTRONIC PARTS - WHOLESALE - 1.2%
Airport Systems International, Inc. (a)(c)   223,100  1,171,275
TOTAL ELECTRONICS   5,078,250
RAILROADS - 3.2%
RAILROAD EQUIPMENT - 3.2%
Bombardier, Inc. Class B  151,800  3,262,567
SHIP BUILDING & REPAIR - 8.2%
SHIP BUILDERS - 8.2%
Avondale Industries, Inc. (a)   145,600  4,186,000
General Dynamics Corp.   31,500  2,732,625
Newport News Shipbuilding, Inc.   53,900  1,468,775
  8,387,400
TOTAL COMMON STOCKS
 (Cost $82,779,956)   93,536,908
CASH EQUIVALENTS - 8.7%
Taxable Central Cash Fund (b)
 (Cost $8,893,082)  8,893,082  8,893,082
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $91,673,038)  $ 102,429,990
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Affiliated company (see Note 10 of Notes to Financial Statements).

OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $196,087,548 and $188,826,020, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $60,895 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,922,000 and $2,922,000, respectively. The weighted average interest rate was 5.9% (see Note 7 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   86.7%
Bermuda   10.1
Canada   3.2
   100.0%

Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Airport Systems
International, Inc.  $ 260,138 $ 174,688 $ - $ 1,171,275
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $92,198,916. Net unrealized appreciation aggregated $10,231,074, of which $10,587,442 related to appreciated investment securities and $356,368 related to depreciated investment securities.
The fund hereby designates approximately $962,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 8% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
DEFENSE AND AEROSPACE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                     $ 102,429,990
SECURITIES,
AT VALUE
(COST
$91,673,
038) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                         1,534,825
FOR FUND
SHARES
SOLD

DIVIDENDS                          15,200
RECEIVABLE

INTEREST                           43,052
RECEIVABLE

REDEMPTION                         147
FEES
RECEIVABLE

 TOTAL                             104,023,214
ASSETS

LIABILITIES

PAYABLE FOR          $ 1,341,380
INVESTMENT
S
PURCHASED

PAYABLE FOR           766,466
FUND
SHARES
REDEEMED

ACCRUED               43,663
MANAGEM
ENT FEE

OTHER                 67,084
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                             2,218,593
LIABILITIES

NET ASSETS                        $ 101,804,621

NET ASSETS
CONSIST OF:

PAID IN                           $ 84,867,037
CAPITAL

ACCUMULATED                        6,180,632
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                10,756,952
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                       $ 101,804,621
FOR
2,709,61
4
SHARES
OUTSTANDIN
G

NET ASSET                          $37.57
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($101,80
4,621 (DIVIDED BY)
2,709,61
4 SHARES)

MAXIMUM                            $38.73
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$37.57)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 272,756
INCOME
DIVIDENDS

INTEREST                     275,757

 TOTAL                       548,513
INCOME

EXPENSES

MANAGEMEN      $ 381,060
T FEE

TRANSFER        583,625
AGENT FEES

ACCOUNTING      68,287
FEES AND
EXPENSES

NON-INTEREST    258
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       19,544
FEES AND
EXPENSES

REGISTRATION    51,075
FEES

AUDIT           23,688

LEGAL           319

INTEREST        477

MISCELLANEO     396
US

 TOTAL          1,128,729
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (37,858)     1,090,871
REDUCTIONS

NET                          (542,358)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     10,620,443
SECURITIES
(INCLUDING
 REALIZED
GAIN OF
$86,019
 ON SALES
OF
INVESTMENT
S IN
 AFFILIATED
ISSUERS)

 FOREIGN        263          10,620,706
CURRENCY
TRANSACTIO
NS

CHANGE IN                    9,171,056
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
SECURITIES

NET GAIN                     19,791,762
(LOSS)

NET INCREASE                $ 19,249,404
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 312,026
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 2,706
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 1,329
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 64,328
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 33,327
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                   4,531
N CREDITS

                            $ 37,858

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (542,358)     $ (173,302)
NET
INVESTMENT
INCOME
(LOSS)

 NET             10,620,706      4,765,161
REALIZED
GAIN (LOSS)

 CHANGE IN       9,171,056       (539,108)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             19,249,404      4,052,751
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (4,691,578)     (2,799,166)
TO
SHAREHOLD
ERS FROM
NET
REALIZED
GAINS

SHARE            173,648,929     127,346,343
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       4,606,502       2,752,265
ENT OF
DISTRIBUTIO
NS

 COST OF         (160,032,419)   (89,310,784)
SHARES
REDEEMED

 NET             18,223,012      40,787,824
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       221,243         112,916
N FEES

  TOTAL          33,002,081      42,154,325
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       68,802,540      26,648,215
OF PERIOD

 END OF         $ 101,804,621   $ 68,802,540
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            4,923,503       4,464,416

 ISSUED IN       149,545         99,462
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (4,740,835)     (3,174,693)

 NET             332,213         1,389,185
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 28.94    $ 26.97   $ 19.64   $ 19.14   $ 15.08
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.29)      (.11)     (.05)     (.06)     .07
INVESTMENT
INCOME
(LOSS) C

 NET            11.84      4.18      9.09      .70       4.57
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     11.55      4.07      9.04      .64       4.64
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       -          -         -         -         (.10)
INVESTMENT
INCOME

 FROM NET       (3.04)     (2.17)    (1.82)    (.27)     (.62)
REALIZED
GAIN

 TOTAL          (3.04)     (2.17)    (1.82)    (.27)     (.72)
DISTRIBUTIO
NS

REDEMPTION      .12        .07       .11       .13       .14
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 37.57    $ 28.94   $ 26.97   $ 19.64   $ 19.14
VALUE, END
OF PERIOD

TOTAL           42.68%     15.87%    47.40%    4.13%     32.04%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 101,805  $ 68,803  $ 26,648  $ 4,985   $ 11,136
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.77%      1.84%     1.77% F   2.49% F   2.53% F
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.71% D    1.81% D   1.75% D   2.49%     2.53%
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.85)%     (.39)%    (.20)%    (.32)%    .40%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       311%       219%      267%      146%      324%
TURNOVER
RATE

AVERAGE        $ .0320    $ .0335
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE . C NET
INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER. F DURING THE PERIOD, FMR AGREED TO REIMBURSE
A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED
IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE
FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.


ENVIRONMENTAL SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED               PAST 1  PAST 5   LIFE OF
FEBRUARY 28, 1998           YEAR    YEARS    FUND

SELECT ENVIRONMENTAL        13.52%  52.98%   87.16%
SERVICES

SELECT ENVIRONMENTAL        10.04%  48.32%   81.47%
SERVICES (LOAD ADJ.)

S&P 500                     35.01%  166.84%  317.19%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 29, 1989. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED          PAST 1  PAST 5  LIFE OF
FEBRUARY 28, 1998      YEAR    YEARS   FUND

SELECT ENVIRONMENTAL   13.52%  8.88%   7.49%
SERVICES

SELECT ENVIRONMENTAL   10.04%  8.20%   7.11%
SERVICES (LOAD ADJ.)

S&P 500                35.01%  21.69%  17.90%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19980228 19980305 131244 S00000000000001
             Environmental Services      S&P 500
             00516                       SP001
  1989/06/29       9700.00                    10000.00
  1989/06/30       9573.90                     9947.57
  1989/07/31      10485.70                    10845.83
  1989/08/31      10621.50                    11058.41
  1989/09/30      11193.80                    11013.07
  1989/10/31      10941.60                    10757.57
  1989/11/30      11009.50                    10977.02
  1989/12/31      11368.64                    11240.47
  1990/01/31      10358.96                    10486.23
  1990/02/28      10562.83                    10621.51
  1990/03/31      11019.13                    10902.98
  1990/04/30      11077.38                    10630.40
  1990/05/31      12106.48                    11666.87
  1990/06/30      12485.11                    11587.53
  1990/07/31      12407.45                    11550.45
  1990/08/31      10863.80                    10506.29
  1990/09/30      10281.29                     9994.63
  1990/10/31      10135.66                     9951.66
  1990/11/30      10485.17                    10594.53
  1990/12/31      11087.09                    10890.12
  1991/01/31      12057.94                    11364.93
  1991/02/28      12611.32                    12177.52
  1991/03/31      12611.32                    12472.22
  1991/04/30      12572.49                    12502.15
  1991/05/31      12601.62                    13042.25
  1991/06/30      11650.18                    12444.91
  1991/07/31      12019.11                    13024.84
  1991/08/31      12232.69                    13333.53
  1991/09/30      11941.44                    13110.86
  1991/10/31      11494.85                    13286.55
  1991/11/30      10863.80                    12751.10
  1991/12/31      11936.55                    14209.83
  1992/01/31      13005.20                    13945.52
  1992/02/29      13146.34                    14126.81
  1992/03/31      11835.74                    13851.34
  1992/04/30      11482.88                    14258.57
  1992/05/31      11190.52                    14328.44
  1992/06/30      10592.18                    14114.94
  1992/07/31      10665.31                    14692.25
  1992/08/31      10445.94                    14391.05
  1992/09/30      10571.29                    14560.87
  1992/10/31      11072.70                    14611.83
  1992/11/30      11762.13                    15110.10
  1992/12/31      11772.58                    15295.95
  1993/01/31      12002.39                    15424.44
  1993/02/28      11866.59                    15634.21
  1993/03/31      11574.10                    15964.09
  1993/04/30      11333.85                    15577.76
  1993/05/31      11584.55                    15995.24
  1993/06/30      11438.31                    16041.63
  1993/07/31      10957.79                    15977.46
  1993/08/31      11542.77                    16583.01
  1993/09/30      11553.21                    16455.32
  1993/10/31      11877.04                    16795.94
  1993/11/30      11354.74                    16636.38
  1993/12/31      11699.45                    16837.68
  1994/01/31      12691.82                    17410.16
  1994/02/28      12462.01                    16938.35
  1994/03/31      11333.85                    16199.84
  1994/04/30      11521.87                    16407.19
  1994/05/31      11490.54                    16676.27
  1994/06/30      10801.10                    16267.70
  1994/07/31      11030.91                    16801.28
  1994/08/31      11417.41                    17490.14
  1994/09/30      11344.29                    17061.63
  1994/10/31      10957.79                    17445.52
  1994/11/30      10341.48                    16810.15
  1994/12/31      10581.74                    17059.44
  1995/01/31      10592.18                    17501.80
  1995/02/28      10727.98                    18183.84
  1995/03/31      11239.83                    18720.45
  1995/04/30      12044.17                    19271.76
  1995/05/31      12232.20                    20042.06
  1995/06/30      12733.60                    20507.63
  1995/07/31      13214.12                    21187.67
  1995/08/31      13402.14                    21240.85
  1995/09/30      13872.21                    22137.21
  1995/10/31      12890.29                    22058.18
  1995/11/30      13339.47                    23026.53
  1995/12/31      13346.83                    23470.03
  1996/01/31      13809.34                    24268.95
  1996/02/29      13677.20                    24493.92
  1996/03/31      14282.87                    24729.80
  1996/04/30      14757.09                    25094.31
  1996/05/31      15893.10                    25741.49
  1996/06/30      15606.34                    25839.57
  1996/07/31      13808.58                    24697.98
  1996/08/31      14679.89                    25218.86
  1996/09/30      15209.29                    26638.18
  1996/10/31      15054.88                    27372.86
  1996/11/30      15462.96                    29441.97
  1996/12/31      15429.87                    28858.72
  1997/01/31      16389.42                    30661.82
  1997/02/28      15992.36                    30902.21
  1997/03/31      15087.97                    29632.44
  1997/04/30      14999.73                    31401.49
  1997/05/31      16025.45                    33313.21
  1997/06/30      16918.82                    34805.65
  1997/07/31      17348.96                    37575.13
  1997/08/31      17580.57                    35470.17
  1997/09/30      18804.81                    37412.87
  1997/10/31      17437.19                    36163.28
  1997/11/30      17393.07                    37837.28
  1997/12/31      18187.18                    38486.95
  1998/01/31      16973.96                    38912.61
  1998/02/27      18146.59                    41718.99
IMATRL PRASUN   SHR__CHT 19980228 19980305 131246 R00000000000108
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Environmental Services Portfolio on June 29, 1989, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $18,147 - a 81.47% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $41,719 - a 317.19% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                 % OF FUND'S
                                 INVESTMENTS

USA WASTE SERVICES, INC.         10.1

ALLIED WASTE INDUSTRIES, INC.    7.4

THERMO ELECTRON CORP.            6.4

OGDEN CORP.                      5.9

THERMO INSTRUMENT SYSTEMS, INC.  4.7

LAIDLAW, INC.                    4.3

UNITED STATES FILTER CORP.       4.1

REPUBLIC INDUSTRIES, INC.        3.9

NEWPARK RESOURCES, INC.          3.7

NALCO CHEMICAL CO.               3.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
 REFUSE SYSTEMS 16.5%
 POLLUTION EQUIPMENT & DESIGN 12.4%
 SANITARY SERVICES 10.1%
 MEASURING INSTRUMENTS 6.4%
 BUS & TRAIN LINES 4.3%
 ALL OTHERS 50.3%
ROW: 1, COL: 1, VALUE: 50.3
ROW: 1, COL: 2, VALUE: 4.3
ROW: 1, COL: 3, VALUE: 6.4
ROW: 1, COL: 4, VALUE: 10.1
ROW: 1, COL: 5, VALUE: 12.4
ROW: 1, COL: 6, VALUE: 16.5
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ENVIRONMENTAL SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Steven Buller became Portfolio Manager of Fidelity Select Environmental Services Portfolio on December 1, 1997.
Q. HOW DID THE FUND PERFORM, STEVE?
A. For a number of reasons, performance was somewhat disappointing. For the 12 months that ended February 28, 1998, the fund returned 13.52%. The Standard & Poor's 500 Index returned 35.01% over the same period.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. Two of the fund's major industry groups - solid waste and pollution control - underperformed the market drastically. As a result, several of the fund's more significant positions in these areas turned in subpar performances. Two of the larger players in the solid waste arena - Waste Management and Browning-Ferris Industries - are old guard companies that encountered challenges from their smaller competitors. In addition, Waste Management's accounting practices were brought into question, and people took a broad brush view that the whole industry was afflicted with questionable accounting methods. These developments converged to make it a pretty challenging climate.
Q. WHAT TYPE OF IMPACT DID THE ECONOMIC CRISES IN ASIA HAVE ON THE FUND AND THE SECTOR?
A. The volatility in Asia had only a minor impact on the fund. The solid waste group had very limited business exposure to that region, while some of the thermal instrumentation companies - which are more technology-oriented - declined slightly. Engineering and construction stocks such as Fluor also stumbled, but most of these positions were small. With solid waste being the fund's largest industry weighting, a lack of Asian exposure was a bright spot.
Q. CONSOLIDATION ACTIVITY CONTINUED TO BE A PREVALENT THEME THROUGHOUT THE PERIOD. HOW DID THIS AFFECT THE FUND?
A. The fund's largest single position at the end of the period - USA Waste - benefited from being an aggressive acquirer of companies. Many industry followers, myself included, consider the company to be very well-run. It has a knack for formulating an effective acquisition strategy and executing its plan. By acquiring smaller, private companies, for example, USA Waste was able to obtain more collection routes. Having a number of disposal contracts in the same region makes a lot of sense in this industry.
Q. WHAT TYPES OF CHANGES HAVE YOU MADE TO THE FUND SINCE TAKING OVER?
A. My primary strategy was to pare back the fund's positions in two solid waste companies I mentioned earlier, Waste Management and Browning-Ferris. I redeployed some of these assets into a number of smaller waste firms that weren't suffering as much from the perceptions that plagued the larger players.
Q. HOW WOULD YOU DESCRIBE YOUR INVESTMENT STRATEGY?
A. I take a two-pronged approach. First, a company's business prospects typically drive its earnings growth. To get a handle on these prospects, I look at a variety of peripheral factors such as how the economy is performing and the type of business environment in which the company is operating. I also like to be as familiar as possible with a company's management team and the company's risk profile. It's easy to be swayed by a stock that looks like it can double or triple in value. At the same time, it's vital to consider the risks involved as well. The second part of my process involves valuation. If I can find a stock that offers solid business prospects and has an attractive valuation, that's the best of both worlds.
Q. WHICH STOCKS PERFORMED WELL? WHICH TURNED OUT TO BE DISAPPOINTING?
A. Despite the problems within the waste area, Allied Waste was a positive contributor, as was American Disposal. Safety Kleen, a company that disposes of liquid waste, also performed well and I sold the stock to lock in profits. On a negative note, waste-related company Republic Industries struggled during the period, as did Philip Services, a non-ferrous metals recycler involved in the operation of landfill sites and waste collection. The company suffered due to an accounting discrepancy in its inventory.
Q. WHAT'S YOUR OUTLOOK?
A. At this point, I'm comfortable with how the fund is positioned. I remain optimistic on the solid waste stocks and don't expect the fund's weighting in that group to change dramatically. Relative to other sectors, the valuations in this group appear somewhat reasonable.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: JUNE 29, 1989
FUND NUMBER: 516
TRADING SYMBOL: FSLEX
SIZE: AS OF FEBRUARY 28, 1998, MORE THAN
$25 MILLION
MANAGER: STEVEN BULLER, SINCE 1997; ASSOCIATE
MANAGER, FIDELITY REAL ESTATE INVESTMENT
PORTFOLIO, 1997-PRESENT; ANALYST, HIGH
INCOME GROUP, 1992-1995; JOINED FIDELITY
IN 1992
(CHECKMARK)
ENVIRONMENTAL SERVICES PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 95.8%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 3.1%
ORDNANCE - 3.1%
Harsco Corp.   18,700 $ 783,060
BUILDING MATERIALS - 0.6%
AIR CONDITIONING EQUIPMENT - 0.6%
Thermo Power Corp. (a)   12,300  141,450
CHEMICALS & PLASTICS - 6.2%
ADHESIVES & SEALANTS - 3.5%
Nalco Chemical Co.   21,400  861,350
CHEMICALS - 2.7%
Betz Dearborn, Inc.   10,500  673,969
TOTAL CHEMICALS & PLASTICS   1,535,319
CONSTRUCTION - 1.6%
Jacobs Engineering Group, Inc. (a)  13,000  389,188
ELECTRIC UTILITY - 1.8%
COGENERATION-SMALL POWER PRODUCER - 1.8%
KTI, Inc.   29,000  442,250
ELECTRONIC INSTRUMENTS - 9.6%
INDUSTRIAL MEASUREMENT INSTRUMENTS - 0.6%
TSI, Inc.   17,100  153,900
LABORATORY ANALYTICAL INSTRUMENTS - 2.5%
Thermo Optek Corp.   13,300  197,006
Thermoquest Corp. (a)   29,000  424,125
  621,131
MEASURING INSTRUMENTS - 6.4%
Thermo Electron Corp. (a)   39,150  1,605,150
OPTICAL INSTRUMENTS - 0.1%
Thermo Vision Corp.   1,862  12,569
TOTAL ELECTRONIC INSTRUMENTS   2,392,750
ENERGY SERVICES - 3.7%
OIL & GAS SERVICES - 3.7%
Newpark Resources, Inc. (a)  47,400  912,450
ENGINEERING - 5.2%
ARCHITECTS & ENGINEERS - 2.5%
Fluor Corp.   13,300  625,931
SPECIAL CONTRACTORS - 2.7%
Foster Wheeler Corp.   25,000  668,750
TOTAL ENGINEERING   1,294,681
INDUSTRIAL MACHINERY & EQUIPMENT - 7.5%
GENERAL INDUSTRIAL MACHINERY - 4.1%
United States Filter Corp. (a)  30,000  1,018,125
SERVICE INDUSTRY MACHINERY, NEC - 2.0%
Ionics, Inc. (a)  7,300  313,900
Trojan Technologies Corp. (a)   8,100  190,588
  504,488
SPECIAL INDUSTRIAL MACHINERY - 1.4%
Thermo Fibertek, Inc. (a)  28,475  357,717
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   1,880,330
LEASING & RENTAL - 3.9%
AUTO RENTAL & LEASING - 3.9%
Republic Industries, Inc. (a)   41,380  977,603

 SHARES VALUE (NOTE 1)
MEDICAL EQUIPMENT & SUPPLIES - 2.1%
MEDICAL TECHNOLOGY - 1.3%
Thermedics, Inc. (a)   20,000 $ 327,500
X-RAY & RELATED APPARATUS - 0.8%
Trex Medical Corp. (a)   12,000  186,750
TOTAL MEDICAL EQUIPMENT & SUPPLIES   514,250
METALS & MINING - 1.7%
SECONDARY NONFERROUS SMELTING - 1.7%
IMCO Recycling, Inc.   24,700  427,619
POLLUTION CONTROL - 41.8%
HAZARDOUS WASTE MANAGEMENT - 2.8%
Laidlaw Environmental Services, Inc. (a)   52,500  252,656
Stericycle, Inc. (a)   34,000  442,000
  694,656
POLLUTION EQUIPMENT & DESIGN - 12.4%
Dames & Moore, Inc.   5,200  66,950
Ogden Corp. (a)   53,500  1,471,250
Sevenson Environmental Services, Inc.   9,400  94,000
TETRA Technologies, Inc. (a)  11,400  275,025
Thermo Instrument Systems, Inc. (a)   33,500  1,176,688
  3,083,913
REFUSE SYSTEMS - 16.5%
Allied Waste Industries, Inc. (a)   85,800  1,844,700
American Disposal Services, Inc. (a)   7,500  278,438
Browning-Ferris Industries, Inc.   23,400  779,513
Superior Services, Inc. (a)   20,000  528,750
Waste Industries, Inc.   25,700  452,963
Waste Management, Inc.  9,600  240,000
  4,124,364
SANITARY SERVICES - 10.1%
USA Waste Services, Inc. (a)  60,240  2,507,490
TOTAL POLLUTION CONTROL   10,410,423
RETAIL & WHOLESALE, MISCELLANEOUS - 1.7%
MISCELLANEOUS DURABLE GOODS - WHOLESALE - 1.7%
Philip Services Corp.   44,619  429,345
TRUCKING & FREIGHT - 4.3%
BUS & TRAIN LINES - 4.3%
Laidlaw, Inc.   74,000  1,078,490
WATER - 1.0%
WATER SUPPLY - 1.0%
American Water Works, Inc.   8,000  240,000
TOTAL COMMON STOCKS
 (Cost $22,183,778)   23,849,208
CASH EQUIVALENTS - 4.2%
Taxable Central Cash Fund (b)
 (Cost $1,050,734)  1,050,734  1,050,734
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $23,234,512)  $ 24,899,942
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $15,228,573 and $25,433,256, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,927 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,562,000 and $2,486,500, respectively. The weighted average interest rate was 5.9% (see Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998 the aggregate cost of investment securities for income tax purposes was $23,405,064. Net unrealized appreciation aggregated $1,494,878, of which $2,823,658 related to appreciated investment securities and $1,328,780 related to depreciated investment securities.
At February 28, 1998, the fund had a capital loss carryforward of approximately $185,000, which will expire on February 28, 2005. ENVIRONMENTAL SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                $ 24,899,942
SECURITIES,
AT VALUE
(COST
$23,234,
512) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                    276,932
FOR
INVESTMENT
S SOLD

RECEIVABLE                    135,754
FOR FUND
SHARES
SOLD

DIVIDENDS                     10,929
RECEIVABLE

INTEREST                      4,725
RECEIVABLE

REDEMPTION                    82
FEES
RECEIVABLE

 TOTAL                        25,328,364
ASSETS

LIABILITIES

PAYABLE FOR        $ 84,493
FUND
SHARES
REDEEMED

ACCRUED             12,655
MANAGEM
ENT FEE

OTHER               47,992
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                        145,140
LIABILITIES

NET ASSETS                   $ 25,183,224

NET ASSETS
CONSIST OF:

PAID IN                      $ 23,872,503
CAPITAL

ACCUMULATED                   (354,709)
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                           1,665,430
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                  $ 25,183,224
FOR
1,530,02
3
SHARES
OUTSTANDIN
G

NET ASSET                     $16.46
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($25,183,
224 (DIVIDED BY)
1,530,02
3 SHARES)

MAXIMUM                       $16.97
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$16.46)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                 $ 264,406
INCOME
DIVIDENDS

INTEREST                    119,029

 TOTAL                      383,435
INCOME

EXPENSES

MANAGEMEN      $ 165,498
T FEE

TRANSFER        334,997
AGENT FEES

ACCOUNTING      60,348
FEES AND
EXPENSES

NON-INTEREST    194
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       9,612
FEES AND
EXPENSES

REGISTRATION    21,532
FEES

AUDIT           22,938

LEGAL           313

INTEREST        820

MISCELLANEO     3,540
US

 TOTAL          619,792
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (2,620)     617,172
REDUCTIONS

NET                         (233,737)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     491,522
SECURITIES

 FOREIGN        (193)       491,329
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     2,816,795
SECURITIES

 ASSETS AND     (66)        2,816,729
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                    3,308,058
(LOSS)

NET INCREASE               $ 3,074,321
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                      $ 42,162
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                     $ 44
CHARGES -
DEALERS'
PORTION

 DEFERRED                  $ 6,428
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                  $ 11,505
FEES
WITHHELD
BY FSC

 EXPENSE                   $ 2,390
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                  230
N CREDITS

                           $ 2,620

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (233,737)    $ (244,407)
NET
INVESTMENT
INCOME
(LOSS)

 NET             491,329        (600,025)
REALIZED
GAIN (LOSS)

 CHANGE IN       2,816,729      (1,589,539)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             3,074,321      (2,433,971)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    -              (48,255)
TO
SHAREHOLD
ERS
IN EXCESS
OF NET
REALIZED
GAIN

SHARE            19,043,654     138,035,351
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       -              47,653
ENT OF
DISTRIBUTIO
NS

 COST OF         (29,500,558)   (131,078,192)
SHARES
REDEEMED

 NET             (10,456,904)   7,004,812
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       40,370         415,631
N FEES

  TOTAL          (7,342,213)    4,938,217
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       32,525,437     27,587,220
OF PERIOD

 END OF         $ 25,183,224   $ 32,525,437
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            1,183,759      9,698,891

 ISSUED IN       -              3,673
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (1,896,214)    (9,681,633)

 NET             (712,455)      20,931
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 14.50   $ 12.42   $ 10.27   $ 11.93    $ 11.36
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.13)     (.08)     (.17)     (.14)      (.11)
INVESTMENT
INCOME
(LOSS) C

 NET            2.07      2.04 F    2.95      (1.53)     .67
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     1.94      1.96      2.78      (1.67)     .56
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       -         -         (.65)     -          -
REALIZED
GAIN

 IN EXCESS      -         (.02)     -         -          -
OF NET
REALIZED
GAIN

 TOTAL          -         (.02)     (.65)     -          -
DISTRIBUTIO
NS

REDEMPTION      .02       .14       .02       .01        .01
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 16.46   $ 14.50   $ 12.42   $ 10.27    $ 11.93
VALUE, END
OF PERIOD

TOTAL           13.52%    16.93%    27.49%    (13.91)%   5.02%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 25,183  $ 32,525  $ 27,587  $ 31,270   $ 65,956
END OF
PERIOD
(000
OMITTED)

RATIO OF        2.23%     2.18%     2.36%     2.04%      2.07%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        2.22% D   2.11% D   2.32% D   2.01% D    2.03% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.84)%    (.59)%    (1.43)%   (1.32)%    (1.02)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       59%       252%      138%      82%        191%
TURNOVER
RATE

AVERAGE        $ .0313   $ .0348
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE . C NET
INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER. F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES
NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE
PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION
TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.


INDUSTRIAL EQUIPMENT PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                     PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998                 YEAR    YEARS    YEARS

SELECT INDUSTRIAL EQUIPMENT       25.76%  179.57%  324.46%

SELECT INDUSTRIAL EQUIPMENT       21.91%  171.11%  311.66%
(LOAD ADJ.)

S&P 500                           35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998            YEAR    YEARS   YEARS

SELECT INDUSTRIAL EQUIPMENT  25.76%  22.83%  15.55%

SELECT INDUSTRIAL EQUIPMENT  21.91%  22.08%  15.20%
(LOAD ADJ.)

S&P 500                      35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A SECTOR
THAT IS ABOUT TO EXPERIENCE RAPID GROWTH YOU MAY
HAVE THE POTENTIAL FOR ABOVE-AVERAGE GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 133110 S00000000000001
             Industrial Equipment        S&P 500
             00510                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9844.49                     9691.00
  1988/04/30      10133.47                     9798.57
  1988/05/31      10075.67                     9883.82
  1988/06/30      10788.48                    10337.48
  1988/07/31      10220.16                    10298.20
  1988/08/31       9295.43                     9948.06
  1988/09/30       9468.82                    10371.85
  1988/10/31       9314.70                    10660.19
  1988/11/30       9016.09                    10507.75
  1988/12/31       9497.72                    10691.63
  1989/01/31      10191.26                    11474.26
  1989/02/28       9786.69                    11188.55
  1989/03/31       9931.18                    11449.25
  1989/04/30      10643.99                    12043.46
  1989/05/31      11221.95                    12531.22
  1989/06/30      10740.32                    12459.79
  1989/07/31      11424.23                    13584.91
  1989/08/31      11636.15                    13851.18
  1989/09/30      11472.39                    13794.39
  1989/10/31      10711.42                    13474.36
  1989/11/30      11010.03                    13749.23
  1989/12/31      11202.68                    14079.22
  1990/01/31      10827.01                    13134.50
  1990/02/28      11376.07                    13303.94
  1990/03/31      12050.35                    13656.49
  1990/04/30      11954.02                    13315.08
  1990/05/31      13061.77                    14613.30
  1990/06/30      12829.61                    14513.93
  1990/07/31      12587.18                    14467.48
  1990/08/31      10511.94                    13159.62
  1990/09/30       9086.43                    12518.75
  1990/10/31       8844.00                    12464.92
  1990/11/30       9134.92                    13270.15
  1990/12/31       9464.63                    13640.39
  1991/01/31      10473.15                    14235.11
  1991/02/28      11462.29                    15252.92
  1991/03/31      11365.31                    15622.04
  1991/04/30      11248.94                    15659.53
  1991/05/31      11724.11                    16336.03
  1991/06/30      11345.62                    15587.84
  1991/07/31      11442.67                    16314.23
  1991/08/31      11617.37                    16700.88
  1991/09/30      11889.12                    16421.97
  1991/10/31      11821.18                    16642.03
  1991/11/30      11258.27                    15971.35
  1991/12/31      12004.97                    17798.47
  1992/01/31      13082.09                    17467.42
  1992/02/29      14012.33                    17694.50
  1992/03/31      13601.07                    17349.46
  1992/04/30      13601.07                    17859.53
  1992/05/31      13708.78                    17947.04
  1992/06/30      12866.67                    17679.63
  1992/07/31      12984.17                    18402.73
  1992/08/31      12308.52                    18025.47
  1992/09/30      12563.12                    18238.17
  1992/10/31      12514.16                    18302.01
  1992/11/30      13111.47                    18926.11
  1992/12/31      13366.06                    19158.90
  1993/01/31      13992.75                    19319.83
  1993/02/28      14727.14                    19582.58
  1993/03/31      14991.53                    19995.77
  1993/04/30      15677.42                    19511.88
  1993/05/31      16461.29                    20034.79
  1993/06/30      16676.86                    20092.89
  1993/07/31      16912.02                    20012.52
  1993/08/31      18068.23                    20771.00
  1993/09/30      17862.46                    20611.06
  1993/10/31      18460.16                    21037.71
  1993/11/30      18440.57                    20837.85
  1993/12/31      19157.43                    21089.99
  1994/01/31      20058.25                    21807.05
  1994/02/28      20628.77                    21216.08
  1994/03/31      19437.68                    20291.06
  1994/04/30      19261.76                    20550.78
  1994/05/31      18868.04                    20887.82
  1994/06/30      17898.90                    20376.06
  1994/07/31      18746.90                    21044.40
  1994/08/31      20079.47                    21907.22
  1994/09/30      20140.05                    21370.49
  1994/10/31      20392.43                    21851.33
  1994/11/30      19403.09                    21055.50
  1994/12/31      19756.43                    21367.76
  1995/01/31      19645.38                    21921.82
  1995/02/28      20230.90                    22776.12
  1995/03/31      21906.72                    23448.24
  1995/04/30      22936.69                    24138.79
  1995/05/31      23401.28                    25103.62
  1995/06/30      24290.07                    25686.77
  1995/07/31      26572.63                    26538.55
  1995/08/31      26057.54                    26605.16
  1995/09/30      24865.76                    27727.90
  1995/10/31      24815.26                    27628.91
  1995/11/30      25663.64                    28841.82
  1995/12/31      25251.50                    29397.31
  1996/01/31      26265.97                    30398.00
  1996/02/29      27688.44                    30679.78
  1996/03/31      27886.92                    30975.23
  1996/04/30      28399.28                    31431.81
  1996/05/31      28605.65                    32242.43
  1996/06/30      28479.54                    32365.28
  1996/07/31      27057.85                    30935.38
  1996/08/31      28227.30                    31587.81
  1996/09/30      29568.73                    33365.57
  1996/10/31      29385.29                    34285.79
  1996/11/30      31770.05                    36877.45
  1996/12/31      31996.28                    36146.91
  1997/01/31      33138.55                    38405.37
  1997/02/28      32740.68                    38706.47
  1997/03/31      31418.73                    37116.02
  1997/04/30      32564.25                    39331.84
  1997/05/31      35456.38                    41726.37
  1997/06/30      37667.19                    43595.71
  1997/07/31      40378.56                    47064.62
  1997/08/31      40128.28                    44428.06
  1997/09/30      41185.02                    46861.38
  1997/10/31      37973.08                    45296.21
  1997/11/30      37903.56                    47392.97
  1997/12/31      37931.37                    48206.71
  1998/01/31      37248.07                    48739.88
  1998/02/27      41165.60                   52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 133112 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $41,166 - a 311.66% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                              % OF FUND'S
                              INVESTMENTS

TYCO INTERNATIONAL LTD.       3.9

PITNEY BOWES, INC.            3.8

EMERSON ELECTRIC CO.          3.2

HONEYWELL, INC.               3.1

ILLINIOS TOOL WORKS, INC.     3.1

CHICAGO MINIATURE LAMP, INC.  2.8

INGERSOLL-RAND CO.            2.6

GENERAL ELECTRIC CO.          2.4

COMSAT CORP., SERIES 1        2.2

AMETEK, INC.                  2.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
ROW: 1, COL: 1, VALUE: 62.4
ROW: 1, COL: 2, VALUE: 3.8
ROW: 1, COL: 3, VALUE: 3.8
ROW: 1, COL: 4, VALUE: 5.1
ROW: 1, COL: 5, VALUE: 9.9
ROW: 1, COL: 6, VALUE: 15.0
GENERAL INDUSTRIAL MACHINERY 15.0%
ELECTRICAL MACHINERY 9.9%
TELEPHONE SERVICES 5.1%
FARM MACHINERY & EQUIPMENT 3.8%
OFFICE AUTOMATION 3.8%
ALL OTHERS 62.4%
 *
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
INDUSTRIAL EQUIPMENT PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Simon Wolf,
Portfolio Manager of Fidelity Select Industrial Equipment Portfolio
Q. HOW DID THE FUND PERFORM, SIMON?
A. For the 12-month period that ended February 28, 1998, the fund returned 25.76%, while the Standard & Poor's 500 Index returned 35.01%.
Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT DURING THE YEAR?
A. Prior to October 1997, the U.S. economy was accelerating without any concurrent rise in inflation. The fund's performance was aided by increased capital investment not only in the United States but also in Asia and elsewhere, as economies throughout the world expanded rapidly. As a result, for most of the year the fund performed better than the S&P 500. However, with the advent of the Asian financial crisis, the market began to fear that capital spending in Asia and Latin America would be reduced and that worldwide economic growth would slow, stemming future capital investment. As a result, the market disproportionately punished equipment companies and capital goods companies.
Q. WHAT STRATEGY DID YOU FOLLOW DURING THE YEAR?
A. In general, I look for the industry or industries that are likely to begin a building cycle. I try to find the companies that are best positioned to take advantage of these cycles. For most of the year, I emphasized companies supplying the semi-conductor equipment industry, as the demand for microchips for computers and other uses expanded. However, the stocks of these companies fell out of favor during the second half of the fiscal year as a result of the Asian crisis. Toward the end of the period, I emphasized companies in the rapidly growing area of satellites, investing in companies like Loral Space and Comsat that have been developing, manufacturing or managing satellites.
Q. WHAT WERE SOME OF THE COMPANIES THAT HELPED SUPPORT THE FUND'S
PERFORMANCE?
A. A number of the fund's holdings did well, including the largest, Tyco International, a conglomerate that designs and manufactures products for a variety of markets, including the electronics and environmental services industries. Another contributor to performance was Pitney Bowes, an office equipment manufacturer and supplier that has produced consistent earnings growth. Chart Industries, a manufacturer of equipment for gas and hydrocarbon processing companies, was a good performer, as was Chicago Miniature Lamp, a manufacturer of light fixtures and ballasts whose stock price was helped by its recent acquisition of Sylvania Lighting.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The Asian financial crisis was a disappointment because of its wide effect on equipment companies. In particular, companies in the defense electronics industry did not do well even though I had expected the expansion in the aerospace industry to help this industry. However, the building cycle in the aerospace industry was disrupted by the Asian crisis, hurting the stock values of a number of defense electronics companies, such as Titan and ECC International Corp., two companies no longer in the portfolio.
Q. WHAT IS YOUR OUTLOOK, SIMON?
A. I'm cautiously optimistic, primarily because the U.S. economy still seems to be accelerating and opportunities in Europe appear to be increasing. Although the Asian crisis is real and its effects have not been totally felt, it has not yet slowed economic growth in the United States. In addition, many equipment companies hope growth in Europe will offset the Asian slowdown as Europe emerges from a number of years of fiscal restraint and pent-up demand. On the other hand, Latin America remains somewhat uncertain because of concerns that economies in the region may not be able to withstand pressures on their currencies. In this environment, I will continue to look for companies that can take advantage of changing trends and the next expansion cycles in different industries and sectors.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: September 29, 1986
FUND NUMBER: 510
TRADING SYMBOL: FSCGX
SIZE: As of February 28, 1998, more than
$50 million
MANAGER: Simon Wolf, since August 1997;
research analyst, industrial and electrical equipment industries, since 1997; joined
Fidelity in 1996
(checkmark)
INDUSTRIAL EQUIPMENT PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 82.1%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 2.4%
AIRCRAFT EQUIPMENT - 1.5%
BE Aerospace, Inc. (a)  26,200 $ 771,263
GUIDED MISSILES & SPACE VEHICLES - 0.9%
Rockwell International Corp.  7,000  423,500
TOTAL AEROSPACE & DEFENSE   1,194,763
AGRICULTURE - 2.0%
CROPS - 2.0%
DEKALB Genetics Corp. Class B  15,000  1,007,813
AIR TRANSPORTATION - 1.5%
AIR TRANSPORT, MAJOR NATIONAL - 1.5%
Alaska Air Group, Inc. (a)  13,500  743,344
America West Airlines, Inc.
 Class B (warrants)  2,200  29,288
  772,632
BROADCASTING - 3.2%
COMMUNICATIONS SERVICES, NEC - 1.4%
Forsoft Ltd. (a)  20,000  251,250
PanAmSat Corp. (a)  9,000  478,125
  729,375
TELEVISION BROADCASTING - 1.8%
CBS Corp.   28,600  884,813
TOTAL BROADCASTING   1,614,188
BUILDING MATERIALS - 4.1%
AIRCONDITIONING EQUIPMENT - 1.0%
American Standard Companies,
 Inc. (a)  11,300  502,850
PAVING, ROOFING & SIDING - 1.1%
Elcor Corp.   21,000  563,063
PLATEWORK - 2.0%
Chart Industries, Inc.   40,000  990,000
TOTAL BUILDING MATERIALS   2,055,913
CHEMICALS & PLASTICS - 2.0%
PLASTICS, NEC - 2.0%
Ivex Packaging Corp.   40,100  1,007,513
COMPUTER SERVICES & SOFTWARE - 1.6%
PREPACKAGED COMPUTER SOFTWARE - 1.6%
ModaCAD, Inc. (a)  50,000  812,500
COMPUTERS & OFFICE EQUIPMENT - 3.8%
OFFICE AUTOMATION - 3.8%
Pitney Bowes, Inc.   40,000  1,875,000
CONSTRUCTION - 0.8%
OPERATIVE BUILDERS - 0.8%
Lennar Corp.   15,000  419,063
ELECTRICAL EQUIPMENT - 18.5%
ELECTRICAL MACHINERY - 9.9%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA sponsored ADR  22,300  583,981
Emerson Electric Co.   25,000  1,595,313
General Electric Co.   15,500  1,205,125
Honeywell, Inc.   19,700  1,561,225
  4,945,644

 SHARES VALUE (NOTE 1)
ELECTRICAL, INDUSTRIAL APPARATUS - 1.5%
Baldor Electric Co.   11,866 $ 307,033
Hubbell, Inc. Class B  9,000  453,375
  760,408
MOTORS & GENERATORS - 2.2%
AMETEK, Inc.  40,000  1,075,000
TV & RADIO COMMUNICATION EQUIPMENT - 2.1%
Loral Space & Communications Ltd. (a)  41,538  1,061,815
WIRING & LIGHTING - 2.8%
Chicago Miniature Lamp, Inc. (a)  30,000  1,402,500
TOTAL ELECTRICAL EQUIPMENT   9,245,367
ELECTRONICS - 1.3%
ELECTRONICS & ELECTRONIC COMPONENTS - 1.3%
Alpine Group, Inc. (a)  33,300  663,919
ENERGY SERVICES - 0.9%
OIL & GAS SERVICES - 0.9%
Dresser Industries, Inc.   10,000  446,875
ENGINEERING - 0.6%
ARCHITECTS & ENGINEERS - 0.6%
Corrpro Companies, Inc. (a)  20,000  281,250
ENTERTAINMENT - 0.9%
RECREATIONAL SERVICES - 0.9%
Bally Total Fitness Holding Corp.   16,000  438,000
INDUSTRIAL MACHINERY & EQUIPMENT - 23.9%
ACCESS & MEASURING CUTTING TOOLS - 0.6%
MSC Industrial Direct, Inc. (a)  6,500  310,781
BALL & ROLLER BEARINGS - 0.5%
Kaydon Corp.   7,000  260,313
CONSTRUCTION EQUIPMENT - 2.4%
Caterpillar, Inc.   15,000  819,366
Terex Corp. (a)  15,000  358,125
  1,177,491
FARM MACHINERY & EQUIPMENT - 3.8%
AGCO Corp.   9,000  253,125
Case Corp.   15,000  975,938
Lindsay Manufacturing Co.   16,550  693,031
  1,922,094
GENERAL INDUSTRIAL MACHINERY - 15.0%
Cooper Industries, Inc.   18,500  1,038,313
Dover Corp.   19,900  768,638
Harnischfeger Industries, Inc.   7,500  265,313
Illinois Tool Works, Inc.   25,500  1,528,406
Ingersoll-Rand Co.   27,000  1,285,875
Manitowoc Co., Inc.   5,250  207,047
Parker-Hannifin Corp.   10,000  466,250
Tyco International Ltd.  38,000  1,928,500
  7,488,342
MACHINE TOOLS, METAL CUTTING - 0.8%
Kennametal, Inc.   7,200  378,900
PUMPING EQUIPMENT - 0.4%
IDEX Corp.   5,600  191,450
SPECIAL INDUSTRIAL MACHINERY, NEC - 0.4%
DT Industries, Inc.   5,000  176,250
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   11,905,621
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
LEASING & RENTAL - 1.5%
EQUIPMENT RENTAL & LEASING, NEC - 0.5%
Rental Service Corp. (a)  10,000 $ 235,000
HEAVY CONSTRUCTION EQUIPMENT RENTAL & LEASE - 1.0%
United Rentals, Inc.   20,000  493,750
TOTAL LEASING & RENTAL   728,750
METALS & MINING - 3.8%
NONFERROUS ROLLING & DRAWING - 2.0%
Superior Telecom, Inc.   25,000  976,563
NONFERROUS WIRE - 1.8%
AFC Cable Systems, Inc. (a)  17,000  604,563
Belden, Inc.   8,000  311,500
  916,063
TOTAL METALS & MINING   1,892,626
PACKAGING & CONTAINERS - 1.5%
GLASS CONTAINERS - 1.5%
Owens-Illinois, Inc. (a)  20,000  767,500
PAPER & FOREST PRODUCTS - 1.4%
ENVELOPES - 1.4%
Mail-Well, Inc. (a)  17,000  677,875
POLLUTION CONTROL - 0.7%
POLLUTION EQUIPMENT & DESIGN - 0.7%
Thermo Instrument Systems, Inc. (a)  9,375  329,297
PRINTING - 0.6%
PLATEMAKING, RELATED SERVICES - 0.6%
Schawk, Inc. Class A  25,000  289,063
TELEPHONE SERVICES - 5.1%
Comsat Corp., Series 1  33,000  1,103,438
Telebras sponsored ADR  5,000  612,188
Teleport Communications Group, Inc.
 Class A (a)  5,000  273,125
WorldCom, Inc. (a)  15,000  572,813
  2,561,564
TOTAL COMMON STOCKS
 (Cost $31,532,924)   40,987,092
CASH EQUIVALENTS - 17.9%
Taxable Central Cash Fund (b)
 (Cost $8,930,642)  8,930,642  8,930,642
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $40,463,566)  $ 49,917,734
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $64,640,918 and $135,568,899, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $28,906 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $40,517,766. Net unrealized appreciation aggregated $9,399,968, of which $9,676,104 related to appreciated investment securities and $276,136 related to depreciated investment securities.
The fund hereby designates approximately $3,438,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 6% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
INDUSTRIAL EQUIPMENT PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                 $ 49,917,734
SECURITIES,
AT VALUE
(COST
$40,463,
566) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                     347,650
FOR
INVESTMENT
S SOLD

RECEIVABLE                     1,275,999
FOR FUND
SHARES
SOLD

DIVIDENDS                      50,302
RECEIVABLE

INTEREST                       16,756
RECEIVABLE

REDEMPTION                     61
FEES
RECEIVABLE

OTHER                          16,504
RECEIVABLE
S

 TOTAL                         51,625,006
ASSETS

LIABILITIES

PAYABLE FOR        $ 838,372
INVESTMENT
S
PURCHASED

PAYABLE FOR         289,036
FUND
SHARES
REDEEMED

ACCRUED             22,958
MANAGEM
ENT FEE

OTHER               46,925
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                         1,197,291
LIABILITIES

NET ASSETS                    $ 50,427,715

NET ASSETS
CONSIST OF:

PAID IN                       $ 37,904,027
CAPITAL

ACCUMULATED                    3,069,520
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                            9,454,168
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                   $ 50,427,715
FOR
1,945,90
7
SHARES
OUTSTANDIN
G

NET ASSET                      $25.91
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($50,427,
715 (DIVIDED BY)
1,945,90
7 SHARES)

MAXIMUM                        $26.71
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$25.91)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                 $ 493,539
INCOME
DIVIDENDS

INTEREST                    276,158

 TOTAL                      769,697
INCOME

EXPENSES

MANAGEMEN      $ 358,194
T FEE

TRANSFER        512,016
AGENT FEES

ACCOUNTING      65,050
FEES AND
EXPENSES

NON-INTEREST    276
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       23,346
FEES AND
EXPENSES

REGISTRATION    18,145
FEES

AUDIT           24,221

LEGAL           667

MISCELLANEO     554
US

 TOTAL          1,002,469
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (42,360)    960,109
REDUCTIONS

NET                         (190,412)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     9,534,618
SECURITIES

 FOREIGN        (2,131)     9,532,487
CURRENCY
TRANSACTIO
NS

CHANGE IN                   4,204,137
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
SECURITIES

NET GAIN                    13,736,624
(LOSS)

NET INCREASE               $ 13,546,212
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                      $ 60,451
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                     $ 234
CHARGES -
DEALERS'
PORTION

 DEFERRED                  $ 2,151
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                  $ 36,855
FEES
WITHHELD
BY FSC

 EXPENSE                   $ 42,360
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (190,412)    $ 227,943
NET
INVESTMENT
INCOME
(LOSS)

 NET             9,532,487      20,831,090
REALIZED
GAIN (LOSS)

 CHANGE IN       4,204,137      (7,537,624)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             13,546,212     13,521,409
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (59,949)       (140,245)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (11,693,964)   (13,222,285)
REALIZED
GAIN

 TOTAL           (11,753,913)   (13,362,530)
DISTRIBUTIO
NS

SHARE            24,781,618     90,579,551
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       11,543,701     13,206,101
ENT OF
DISTRIBUTIO
NS

 COST OF         (90,632,790)   (138,841,270)
SHARES
REDEEMED

 NET             (54,307,471)   (35,055,618)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       60,604         259,034
N FEES

  TOTAL          (52,454,568)   (34,637,705)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       102,882,283    137,519,988
OF PERIOD

 END OF         $ 50,427,715   $ 102,882,283
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF $0
AND
$126,0
09,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            934,187        3,535,843

 ISSUED IN       497,967        542,236
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (3,519,270)    (5,521,656)

 NET             (2,087,116)    (1,443,577)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 25.51   $ 25.11    $ 20.04    $ 20.61    $ 15.04
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.08)     .06        .04        .01        -
INVESTMENT
INCOME
(LOSS) C

 NET            5.73      4.15       7.10       (.44)      5.92
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     5.65      4.21       7.14       (.43)      5.92
INVESTMENT
OPERATIONS



LESS
DISTRIBUTIO
NS

 FROM NET       (.02)     (.04)      (.05)      (.01)      (.01)
INVESTMENT
INCOME

 FROM NET       (5.26)    (3.84)     (2.05)     (.16)      (.40)
REALIZED
GAIN

 TOTAL          (5.28)    (3.88)     (2.10)     (.17)      (.41)
DISTRIBUTIO
NS

REDEMPTION      .03       .07        .03        .03        .06
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 25.91   $ 25.51    $ 25.11    $ 20.04    $ 20.61
VALUE, END
OF PERIOD

TOTAL           25.76%    18.25%     36.86%     (1.93)%    40.07%
RETURN  A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 50,428  $ 102,882  $ 137,520  $ 109,968  $ 206,012
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.67%     1.51%      1.54%      1.80%      1.69%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.60% D   1.44% D    1.53% D    1.78% D    1.68% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.32)%    .25%       .19%       .06%       .01%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       115%      261%       115%       131%       95%
TURNOVER
RATE

AVERAGE        $ .0386   $ .0401
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
 DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET
 INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
 EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


INDUSTRIAL MATERIALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                     PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998                 YEAR    YEARS    YEARS

SELECT INDUSTRIAL MATERIALS       6.59%   82.77%   160.08%

SELECT INDUSTRIAL MATERIALS       3.32%   77.21%   152.20%
(LOAD ADJ.)

S&P 500                           35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998            YEAR    YEARS   YEARS

SELECT INDUSTRIAL MATERIALS  6.59%   12.82%  10.03%

SELECT INDUSTRIAL MATERIALS  3.32%   12.12%  9.69%
(LOAD ADJ.)

S&P 500                      35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 144918 S00000000000001
             Industrial Materials        S&P 500
             00509                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9872.95                     9691.00
  1988/04/30       9887.98                     9798.57
  1988/05/31       9647.36                     9883.82
  1988/06/30      10700.08                    10337.48
  1988/07/31      10301.55                    10298.20
  1988/08/31       9745.12                     9948.06
  1988/09/30       9827.83                    10371.85
  1988/10/31       9647.36                    10660.19
  1988/11/30       9557.13                    10507.75
  1988/12/31      10142.69                    10691.63
  1989/01/31      10754.16                    11474.26
  1989/02/28      10287.92                    11188.55
  1989/03/31      10180.91                    11449.25
  1989/04/30      10494.29                    12043.46
  1989/05/31      10631.87                    12531.22
  1989/06/30      10012.76                    12459.79
  1989/07/31      10914.67                    13584.91
  1989/08/31      11786.01                    13851.18
  1989/09/30      11067.54                    13794.39
  1989/10/31      10157.98                    13474.36
  1989/11/30      10303.20                    13749.23
  1989/12/31      10593.65                    14079.22
  1990/01/31       9783.46                    13134.50
  1990/02/28       9951.61                    13303.94
  1990/03/31      10242.06                    13656.49
  1990/04/30       9500.65                    13315.08
  1990/05/31      10073.90                    14613.30
  1990/06/30       9967.00                    14513.93
  1990/07/31       9849.37                    14467.48
  1990/08/31       8712.30                    13159.62
  1990/09/30       8092.79                    12518.75
  1990/10/31       7998.69                    12464.92
  1990/11/30       8422.15                    13270.15
  1990/12/31       8775.03                    13640.39
  1991/01/31       9088.71                    14235.11
  1991/02/28       9755.27                    15252.92
  1991/03/31       9888.58                    15622.04
  1991/04/30       9904.26                    15659.53
  1991/05/31      10751.18                    16336.03
  1991/06/30      10633.52                    15587.84
  1991/07/31      11058.86                    16314.23
  1991/08/31      11318.79                    16700.88
  1991/09/30      11169.13                    16421.97
  1991/10/31      11649.61                    16642.03
  1991/11/30      10720.16                    15971.35
  1991/12/31      11917.42                    17798.47
  1992/01/31      12437.28                    17467.42
  1992/02/29      13043.78                    17694.50
  1992/03/31      12815.36                    17349.46
  1992/04/30      13484.88                    17859.53
  1992/05/31      13642.41                    17947.04
  1992/06/30      13311.27                    17679.63
  1992/07/31      13610.76                    18402.73
  1992/08/31      12751.71                    18025.47
  1992/09/30      12578.32                    18238.17
  1992/10/31      12720.19                    18302.01
  1992/11/30      13193.05                    18926.11
  1992/12/31      13391.45                    19158.90
  1993/01/31      13676.37                    19319.83
  1993/02/28      13803.01                    19582.58
  1993/03/31      14032.53                    19995.77
  1993/04/30      13826.75                    19511.88
  1993/05/31      14396.60                    20034.79
  1993/06/30      14435.91                    20092.89
  1993/07/31      14634.43                    20012.52
  1993/08/31      15015.57                    20771.00
  1993/09/30      14547.08                    20611.06
  1993/10/31      15404.66                    21037.71
  1993/11/30      15611.11                    20837.85
  1993/12/31      16254.30                    21089.99
  1994/01/31      17572.43                    21807.05
  1994/02/28      17207.16                    21216.08
  1994/03/31      16722.79                    20291.06
  1994/04/30      17350.46                    20550.78
  1994/05/31      17525.56                    20887.82
  1994/06/30      17342.50                    20376.06
  1994/07/31      17987.17                    21044.40
  1994/08/31      18958.16                    21907.22
  1994/09/30      18719.40                    21370.49
  1994/10/31      18472.67                    21851.33
  1994/11/30      17167.41                    21055.50
  1994/12/31      17586.15                    21367.76
  1995/01/31      17089.64                    21921.82
  1995/02/28      18523.12                    22776.12
  1995/03/31      18947.56                    23448.24
  1995/04/30      19035.30                    24138.79
  1995/05/31      18842.78                    25103.62
  1995/06/30      19685.05                    25686.77
  1995/07/31      21385.64                    26538.55
  1995/08/31      21329.49                    26605.16
  1995/09/30      20727.86                    27727.90
  1995/10/31      19524.62                    27628.91
  1995/11/30      21321.46                    28841.82
  1995/12/31      20292.64                    29397.31
  1996/01/31      20606.82                    30398.00
  1996/02/29      21001.56                    30679.78
  1996/03/31      22064.93                    30975.23
  1996/04/30      22581.98                    31431.81
  1996/05/31      22442.94                    32242.43
  1996/06/30      21698.66                    32365.28
  1996/07/31      20798.98                    30935.38
  1996/08/31      21927.67                    31587.81
  1996/09/30      22410.22                    33365.57
  1996/10/31      22361.15                    34285.79
  1996/11/30      23040.00                    36877.45
  1996/12/31      23136.38                    36146.91
  1997/01/31      23239.05                    38405.37
  1997/02/28      23666.87                    38706.47
  1997/03/31      22092.50                    37116.02
  1997/04/30      22152.62                    39331.84
  1997/05/31      23556.33                    41726.37
  1997/06/30      23481.96                    43595.71
  1997/07/31      25536.40                    47064.62
  1997/08/31      25638.66                    44428.06
  1997/09/30      26307.98                    46861.38
  1997/10/31      24272.13                    45296.21
  1997/11/30      23983.95                    47392.97
  1997/12/31      23542.27                    48206.71
  1998/01/31      23986.27                    48739.88
  1998/02/27      25219.96                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 144920 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $25,220 - a 152.20% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                      % OF FUND'S
                                      INVESTMENTS

CYTEC INDUSTRIES, INC.                6.4

KIMBERLY-CLARK CORP.                  5.8

MONSANTO CO.                          4.7

MASCO CORP.                           4.5

MINNESOTA MINING & MANUFACTURING CO.  4.5

DU PONT (E.I.) DE NEMOURS & CO.       3.5

OWENS-ILLINOIS, INC.                  3.4

DOW CHEMICAL CO.                      2.9

BURLINGTON NORTHERN SANTA FE CORP.    2.3

RAYCHEM CORP.                         2.3

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
CHEMICALS 24.1%
RAILROADS 8.5%
PAPER 8.0%
PLUMBING SUPPLIES -
WHOLESALE 4.5%
MANUFACTURING INDUSTRIES,
NEC 4.5%
ALL OTHERS 50.4%
ROW: 1, COL: 1, VALUE: 50.4
ROW: 1, COL: 2, VALUE: 4.5
ROW: 1, COL: 3, VALUE: 4.5
ROW: 1, COL: 4, VALUE: 8.0
ROW: 1, COL: 5, VALUE: 8.5
ROW: 1, COL: 6, VALUE: 24.1
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
INDUSTRIAL MATERIALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



James Catudal,
Portfolio Manager of
Fidelity Select Industrial
Materials Portfolio
Q. HOW DID THE FUND PERFORM, JIM?
A. The fund has just come through a rough period. For the 12 months that ended February 28, 1998, the fund had a total return of 6.59%, while the Standard & Poor's 500 Index returned 35.01%.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S WEAK PERFORMANCE RELATIVE TO
THE INDEX?
A. There were two very damaging influences. First, the Asian currency crisis resulted in increased supply and decreased demand for virtually every industrial material considered to have "commodity" status; that is, materials that are widely available because they are produced in a variety of countries around the world, such as steel, paper, chemicals, plastics and non-ferrous metals. The second negative factor was the continuing plunge in the price of gold. While the fund typically does not hold large positions in the stocks of companies that mine gold and other precious metals, the severity of the decline in gold's price resulted in correspondingly steep drops in the fund's precious metals holdings, taking its toll on the fund's overall performance.
Q. WHAT STRATEGY DID YOU PURSUE IN THOSE CIRCUMSTANCES?
A. My strategy was threefold. First, I emphasized companies whose performance depends primarily on business in the United States, while attempting to limit holdings with foreign exposure. Second, I looked for companies that make value-added, specialty products - for example, specialty chemicals, building materials and tissue - rather than materials that are commonly traded on a global basis. In both cases, I was motivated by a desire to insulate the fund as much as possible from the supply and demand imbalances caused by the Asian turmoil. Finally, I substantially reduced the fund's precious metals holdings.
Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?
A. Cytec Industries was one of the fund's best performers and also its largest holding for much of the period. The company is a specialty chemical producer that has seen healthy revenue growth. The stock also has responded positively to cost cutting and improved operating margins attributable to plant consolidation and other restructuring initiatives. Another stock that helped the fund was Monsanto. The company has transformed itself, spinning off its commodity chemical business during the period and further sharpening its focus on products with higher profit margins, such as food ingredients, pharmaceuticals and agricultural products. Owens-Illinois also contributed positively to the fund's performance. The company enjoys major market shares in both glass and plastic containers, which have been gaining in popularity over aluminum containers. Finally, Masco, which manufactures home improvement and building products, saw strong increases in sales and earnings boost the company's stock price.
Q. WHAT HOLDINGS DETRACTED FROM THE FUND'S PERFORMANCE?
A. Many of the stocks that hurt performance most were in the precious metals sector - stocks such as Newmont Mining, Newmont Gold and Golden Knight Resources. The story behind their performance was essentially the same in every case: The shares were hurt by the continuing decline in gold's price. QNI is a nickel producer whose stock also performed poorly. The nickel market has been burdened by excess supply from nickel exports and nickel-bearing scrap coming from the former Soviet Union, and by reduced demand from Asia. Aluminum Company of America (Alcoa) stock also struggled. Here, too, concerns over the slowdown of consumption in Asia fueled the stock's decline.
Q. WHAT'S YOUR OUTLOOK, JIM?
A. My outlook at this juncture remains cautious. I believe that most of the weakness in industrial materials prices attributable to lagging demand in Asia is behind us, but there is no way of knowing that for certain. If the Asian economies recover, the fund could perform very well. For now, I think the best strategy is to emphasize stocks that can benefit from the strong U.S. economy - especially the housing market - and stocks of companies that sell specialty or value-added products. Conversely, I'll try to avoid companies with excessive foreign exposure or dependence on commonly produced "commodity" materials.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: September 29, 1986
FUND NUMBER: 509
TRADING SYMBOL: FSDPX
SIZE: as of February 28, 1998, more than $22 million
MANAGER: James Catudal, since August 1997;
manager, Fidelity Select Energy Service Portfolio, since January 1998; analyst, energy service companies, since January 1998; analyst, North
American non-ferrous metals companies 1997 to January 1998; joined Fidelity in 1997
(checkmark)
INDUSTRIAL MATERIALS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.4%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.7%
AIRCRAFT ENGINES & PARTS - 0.7%
Doncasters PLC sponsored ADR  6,000 $ 150,000
BUILDING MATERIALS - 8.6%
CEMENT - 1.1%
Lafarge Corp.   5,000  167,800
Southdown, Inc.   1,400  89,600
  257,400
CONCRETE, GYPSUM, PLASTER - 0.6%
USG Corp. (a)  2,400  131,100
PAINT & VARNISH - 1.8%
Sherwin-Williams Co.   12,600  421,313
PAVING, ROOFING & SIDING - 0.6%
Elcor Corp.   5,000  134,063
PLUMBING SUPPLIES - WHOLESALE - 4.5%
Masco Corp.   19,000  1,033,125
TOTAL BUILDING MATERIALS   1,977,001
CHEMICALS & PLASTICS - 31.2%
ADHESIVES & SEALANTS - 0.3%
Fuller (H.B.) Co.   1,000  56,875
CHEMICALS - 24.1%
Cytec Industries, Inc.  (a)  30,000  1,466,250
Dow Chemical Co.   7,300  667,950
du Pont (E.I.) de Nemours & Co.   13,000  797,063
Goodrich (B.F.) Co.   2,600  128,863
Hercules, Inc.   5,000  241,563
MacDermid, Inc.   3,000  104,625
Monsanto Co.   21,000  1,068,375
Raychem Corp.   12,020  522,119
Union Carbide Corp.   5,000  232,188
Witco Corp.   7,500  298,594
  5,527,590
INDUSTRIAL GASES - 3.1%
Air Products & Chemicals, Inc.   5,500  461,656
Praxair, Inc.   5,000  239,063
  700,719
INORGANIC CHEMICALS - 0.6%
Valspar Corp.   4,000  140,250
PLASTICS, NEC - 1.2%
Hanna (M.A.) Co.   11,900  275,931
UNSUPPORTED PLASTICS FILM & SHEET - 1.9%
W.R. Grace & Co.   5,300  444,869
TOTAL CHEMICALS & PLASTICS   7,146,234
CONSUMER DURABLES - 4.5%
MANUFACTURING INDUSTRIES, NEC - 4.5%
Minnesota Mining & Manufacturing Co.   12,000  1,023,750
ELECTRONICS - 1.4%
ELECTRONIC CAPACITORS - 0.5%
Maxwell Technologies, Inc. (a)  3,966  112,040
ELECTRONICS & ELECTRICAL COMPONENTS - 0.9%
Alpine Group, Inc.   10,000  199,375
TOTAL ELECTRONICS   311,415
HOLDING COMPANIES - 1.3%
HOLDING COMPANY OFFICES, NEC - 1.3%
Norfolk Southern Corp.   9,000  309,938

 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%
CARBON & GRAPHITE PRODUCTS - 1.2%
UCAR International, Inc. (a)  8,000 $ 275,500
IRON & STEEL - 3.0%
BLAST FURNACES - 1.8%
Allegheny Teledyne, Inc.   7,500  203,438
Steel Dynamics, Inc. (a)  10,500  199,500
  402,938
IRON & STEEL BLAST FURNACES, MILLS - 1.2%
Inland Steel Industries, Inc.   4,500  92,813
Nucor Corp.   3,700  190,550
  283,363
TOTAL IRON & STEEL   686,301
LEASING & RENTAL - 0.5%
EQUIPMENT RENTAL & LEASING, NEC - 0.5%
Ryder Systems, Inc.   3,300  121,069
METALS & MINING - 6.8%
ALUMINUM, EXTRUDED PRODUCTS - 0.8%
Alumax, Inc. (a)  5,000  185,313
METAL ORES - 0.3%
Pechiney SA Class A  1,454  64,458
METALS SERVICE CENTERS - WHOLESALE - 0.2%
Ryerson Tull, Inc. Class A (a)  3,000  50,813
NONFERROUS ROLLING & DRAWING - 1.0%
Essex International, Inc.   2,000  77,750
Superior Telecom, Inc.   3,750  146,484
  224,234
PRIMARY PRODUCTION OF ALUMINUM - 1.2%
Reynolds Metals Co.   4,500  280,406
PRIME NONFERROUS SMELTING - 3.3%
Alcan Aluminium Ltd.   9,000  278,455
Aluminum Co. of America  5,500  403,563
Brush Wellman, Inc.   3,000  81,000
  763,018
TOTAL METALS & MINING   1,568,242
PACKAGING & CONTAINERS - 5.5%
GLASS CONTAINERS - 3.3%
Owens-Illinois, Inc. (a)  20,200  775,175
METAL CANS & CONTAINERS - 2.2%
Silgan Holdings, Inc.   14,100  497,025
TOTAL PACKAGING & CONTAINERS   1,272,200
PAPER & FOREST PRODUCTS - 13.9%
CONVERTED PAPER & PAPERBOARD - 1.0%
Boise Cascade Corp.   7,087  236,086
PAPER - 8.0%
Champion International Corp.   3,000  153,188
Chesapeake Corp.   2,000  67,875
Georgia-Pacific Corp.   4,000  234,750
Kimberly-Clark Corp.   24,000  1,336,500
Stone Container Corp. (a)  3,500  39,375
  1,831,688
PAPER MILLS - 2.2%
Bowater, Inc.   3,000  148,500
Fort James Corp.   7,700  349,388
  497,888
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PAPER & FOREST PRODUCTS - CONTINUED
PAPERBOARD MILLS - 2.7%
Jefferson Smurfit Corp. (a)  7,000 $ 104,563
Mead Corp.   15,000  512,813
  617,376
TOTAL PAPER & FOREST PRODUCTS   3,183,038
PRECIOUS METALS - 3.3%
GOLD & SILVER ORES - 0.9%
Getchell Gold Corp. (a)  11,000  204,875
GOLD ORES - 2.4%
Golden Knight Resources, Inc. (a)  20,300  32,794
Kinross Gold Corp. (a)  17,000  60,299
Newmont Gold Co.   8,000  234,000
Newmont Mining Corp.   8,000  231,500
  558,593
TOTAL PRECIOUS METALS   763,468
RAILROADS - 8.5%
Burlington Northern Santa Fe Corp.   5,300  528,013
CSX Corp.   8,000  447,500
Canadian National Railway Co.   4,200  260,776
Kansas City Southern Industries, Inc.   12,000  446,250
Wisconsin Central Transportation
 Corp. (a)  9,900  268,538
  1,951,077
RETAIL & WHOLESALE, MISCELLANEOUS - 0.9%
STATIONERY & OFFICE SUPPLIES - WHOLESALE - 0.9%
IKON Office Solutions, Inc.   6,000  196,125
TEXTILES & APPAREL - 0.6%
TEXTILE MILL PRODUCTS - 0.6%
Unifi, Inc.   3,500  128,625
TRUCKING & FREIGHT - 1.5%
TRUCKING, LOCAL & LONG DISTANCE - 0.4%
Heartland Express, Inc. (a)  4,000  101,000
TRUCKING, LONG DISTANCE - 1.1%
Consolidated Freightways Corp.   5,000  75,000
US Freightways Corp.   5,000  174,688
  249,688
TOTAL TRUCKING & FREIGHT   350,688
TOTAL COMMON STOCKS
 (Cost $19,222,451)   21,414,671
CASH EQUIVALENTS - 6.6%
Taxable Central Cash Fund (b)
 (Cost $1,517,355)  1,517,355  1,517,355
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $20,739,806)  $ 22,932,026
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $34,572,486 and $79,444,576, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $19,267 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and the average daily loan balance during the periods for which the loan was outstanding amounted to $2,443,000. The weighted average interest rate paid was 5.8% (see Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $21,069,226. Net unrealized appreciation aggregated $1,862,800 of which $2,361,255 related to appreciated investment securities and $498,455 related to depreciated investment securities.
The fund hereby designates approximately $1,320,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending February 28, 1999 approximately $513,000 of losses recognized during the period November 1, 1997 to February 28, 1998.
A total of 0.78% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
A total of 9% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
INDUSTRIAL MATERIALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                 $ 22,932,026
SECURITIES,
AT VALUE
(COST
$20,739,
806) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                     146,138
FOR
INVESTMENT
S SOLD

RECEIVABLE                     18,294
FOR FUND
SHARES
SOLD

DIVIDENDS                      50,287
RECEIVABLE

INTEREST                       5,132
RECEIVABLE

REDEMPTION                     45
FEES
RECEIVABLE

OTHER                          3,942
RECEIVABLE
S

 TOTAL                         23,155,864
ASSETS

LIABILITIES

PAYABLE FOR        $ 258,256
INVESTMENT
S
PURCHASED

PAYABLE FOR         264,366
FUND
SHARES
REDEEMED

ACCRUED             11,294
MANAGEM
ENT FEE

OTHER               40,128
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                         574,044
LIABILITIES

NET ASSETS                    $ 22,581,820

NET ASSETS
CONSIST OF:

PAID IN                       $ 19,556,540
CAPITAL

ACCUMULATED                    833,093
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                            2,192,187
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                   $ 22,581,820
FOR
903,406
SHARES
OUTSTANDIN
G

NET ASSET                      $25.00
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($22,581,
820 (DIVIDED BY)
903,406
SHARES)

MAXIMUM                        $25.77
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$25.00)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                   $ 339,780
INCOME
DIVIDENDS

INTEREST                      117,356

 TOTAL                        457,136
INCOME

EXPENSES

MANAGEMEN      $ 178,398
T FEE

TRANSFER        296,528
AGENT FEES

ACCOUNTING      60,356
FEES AND
EXPENSES

NON-INTEREST    148
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       15,826
FEES AND
EXPENSES

REGISTRATION    18,254
FEES

AUDIT           22,965

LEGAL           264

INTEREST        390

MISCELLANEO     584
US

 TOTAL          593,713
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (11,813)      581,900
REDUCTIONS

NET                           (124,764)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     3,026,516
SECURITIES

 FOREIGN        (8,835)       3,017,681
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     (1,218,229)
SECURITIES

 ASSETS AND     7,358         (1,210,871)
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                      1,806,810
(LOSS)

NET INCREASE                 $ 1,682,046
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                        $ 21,426
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                       $ 760
CHARGES -
DEALERS'
PORTION

 DEFERRED                    $ 2,207
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                    $ 15,008
FEES
WITHHELD
BY FSC

 EXPENSE                     $ 11,813
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (124,764)    $ 220,365
NET
INVESTMENT
INCOME
(LOSS)

 NET             3,017,681      8,999,452
REALIZED
GAIN (LOSS)

 CHANGE IN       (1,210,871)    1,201,543
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             1,682,046      10,421,360
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (37,279)       (200,673)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (4,304,754)    (5,508,154)
REALIZED
GAIN

 TOTAL           (4,342,033)    (5,708,827)
DISTRIBUTIO
NS

SHARE            15,807,574     113,772,805
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       4,249,488      5,651,415
ENT OF
DISTRIBUTIO
NS

 COST OF         (61,328,959)   (144,145,096)
SHARES
REDEEMED

 NET             (41,271,897)   (24,720,876)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       51,834         131,891
N FEES

  TOTAL          (43,880,050)   (19,876,452)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       66,461,870     86,338,322
OF PERIOD

 END OF         $ 22,581,820   $ 66,461,870
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF $0
AND
$67,75
9,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            605,194        4,147,616

 ISSUED IN       181,274        212,018
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (2,285,848)    (5,268,325)

 NET             (1,499,380)    (908,691)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 27.66   $ 26.07   $ 23.13   $ 21.67    $ 17.44
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.11)     .06       .12       .17        .15
INVESTMENT
INCOME
(LOSS) C

 NET            1.43      3.12      2.92      1.43       4.07
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     1.32      3.18      3.04      1.60       4.22
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (.03)     (.06)     (.15)     (.18)      (.06)
INVESTMENT
INCOME

 FROM NET       (4.00)    (1.57)    -         -          -
REALIZED
GAIN

 TOTAL          (4.03)    (1.63)    (.15)     (.18)      (.06)
DISTRIBUTIO
NS

REDEMPTION      .05       .04       .05       .04        .07
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 25.00   $ 27.66   $ 26.07   $ 23.13    $ 21.67
VALUE, END
OF PERIOD

TOTAL           6.59%     12.69%    13.38%    7.65%      24.66%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 22,582  $ 66,462  $ 86,338  $ 183,454  $ 155,721
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.98%     1.54%     1.64%     1.56%      2.10%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.94% D   1.51% D   1.61% D   1.53% D    2.08% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.42)%    .23%      .49%      .77%       .75%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       118%      105%      138%      139%       185%
TURNOVER
RATE

AVERAGE        $ .0214   $ .0242
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
 DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET
INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
 EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


PAPER AND FOREST PRODUCTS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED            PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998        YEAR    YEARS    YEARS

SELECT PAPER AND         15.53%  96.10%   180.35%
FOREST PRODUCTS

SELECT PAPER AND         11.99%  90.15%   171.87%
FOREST PRODUCTS
(LOAD ADJ.)

S&P 500                  35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED       PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998   YEAR    YEARS   YEARS

SELECT PAPER AND    15.53%  14.42%  10.86%
FOREST PRODUCTS

SELECT PAPER AND    11.99%  13.71%  10.52%
FOREST PRODUCTS
(LOAD ADJ.)

S&P 500             35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 140743 S00000000000001
             Paper & Forest              S&P 500
             00506                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9391.81                     9691.00
  1988/04/30       9497.24                     9798.57
  1988/05/31       9391.81                     9883.82
  1988/06/30      10365.05                    10337.48
  1988/07/31       9902.76                    10298.20
  1988/08/31       9416.14                     9948.06
  1988/09/30       9602.68                    10371.85
  1988/10/31       9391.81                    10660.19
  1988/11/30       9189.05                    10507.75
  1988/12/31       9863.17                    10691.63
  1989/01/31       9960.74                    11474.26
  1989/02/28       9668.02                    11188.55
  1989/03/31       9676.15                    11449.25
  1989/04/30      10025.79                    12043.46
  1989/05/31      10204.68                    12531.22
  1989/06/30       9554.18                    12459.79
  1989/07/31      10473.01                    13584.91
  1989/08/31      11221.08                    13851.18
  1989/09/30      10603.11                    13794.39
  1989/10/31      10123.37                    13474.36
  1989/11/30      10050.18                    13749.23
  1989/12/31      10265.43                    14079.22
  1990/01/31       9326.97                    13134.50
  1990/02/28       9417.52                    13303.94
  1990/03/31       9680.95                    13656.49
  1990/04/30       9055.31                    13315.08
  1990/05/31       9656.25                    14613.30
  1990/06/30       9425.76                    14513.93
  1990/07/31       9565.70                    14467.48
  1990/08/31       8421.44                    13159.62
  1990/09/30       7606.46                    12518.75
  1990/10/31       7367.73                    12464.92
  1990/11/30       8108.62                    13270.15
  1990/12/31       8714.58                    13640.39
  1991/01/31       9434.51                    14235.11
  1991/02/28       9886.56                    15252.92
  1991/03/31      10087.48                    15622.04
  1991/04/30      10581.39                    15659.53
  1991/05/31      11795.23                    16336.03
  1991/06/30      11493.86                    15587.84
  1991/07/31      11502.24                    16314.23
  1991/08/31      11560.83                    16700.88
  1991/09/30      11117.15                    16421.97
  1991/10/31      11535.72                    16642.03
  1991/11/30      10656.73                    15971.35
  1991/12/31      11744.22                    17798.47
  1992/01/31      12824.35                    17467.42
  1992/02/29      12884.35                    17694.50
  1992/03/31      12970.08                    17349.46
  1992/04/30      13175.81                    17859.53
  1992/05/31      12807.20                    17947.04
  1992/06/30      12722.12                    17679.63
  1992/07/31      12627.62                    18402.73
  1992/08/31      12120.80                    18025.47
  1992/09/30      11991.95                    18238.17
  1992/10/31      12576.08                    18302.01
  1992/11/30      13039.96                    18926.11
  1992/12/31      13159.98                    19158.90
  1993/01/31      13565.30                    19319.83
  1993/02/28      13867.14                    19582.58
  1993/03/31      13849.89                    19995.77
  1993/04/30      14479.92                    19511.88
  1993/05/31      14523.07                    20034.79
  1993/06/30      14212.41                    20092.89
  1993/07/31      14065.71                    20012.52
  1993/08/31      14445.40                    20771.00
  1993/09/30      13755.06                    20611.06
  1993/10/31      14290.08                    21037.71
  1993/11/30      15178.89                    20837.85
  1993/12/31      15601.73                    21089.99
  1994/01/31      17413.87                    21807.05
  1994/02/28      16922.00                    21216.08
  1994/03/31      15127.12                    20291.06
  1994/04/30      15110.21                    20550.78
  1994/05/31      15726.59                    20887.82
  1994/06/30      15568.09                    20376.06
  1994/07/31      16888.92                    21044.40
  1994/08/31      18773.29                    21907.22
  1994/09/30      19107.90                    21370.49
  1994/10/31      17919.16                    21851.33
  1994/11/30      17135.47                    21055.50
  1994/12/31      17807.55                    21367.76
  1995/01/31      17687.97                    21921.82
  1995/02/28      19444.81                    22776.12
  1995/03/31      19582.79                    23448.24
  1995/04/30      19663.76                    24138.79
  1995/05/31      19988.86                    25103.62
  1995/06/30      21800.12                    25686.77
  1995/07/31      22543.20                    26538.55
  1995/08/31      22524.62                    26605.16
  1995/09/30      22153.08                    27727.90
  1995/10/31      21827.98                    27628.91
  1995/11/30      22153.08                    28841.82
  1995/12/31      21710.03                    29397.31
  1996/01/31      22251.51                    30398.00
  1996/02/29      21229.86                    30679.78
  1996/03/31      22312.81                    30975.23
  1996/04/30      23288.40                    31431.81
  1996/05/31      22819.00                    32242.43
  1996/06/30      21538.83                    32365.28
  1996/07/31      20973.43                    30935.38
  1996/08/31      22146.91                    31587.81
  1996/09/30      22947.02                    33365.57
  1996/10/31      22904.35                    34285.79
  1996/11/30      23171.05                    36877.45
  1996/12/31      23244.04                    36146.91
  1997/01/31      23483.45                    38405.37
  1997/02/28      23537.86                    38706.47
  1997/03/31      22264.66                    37116.02
  1997/04/30      22931.01                    39331.84
  1997/05/31      25761.03                    41726.37
  1997/06/30      25962.37                    43595.71
  1997/07/31      27987.01                    47064.62
  1997/08/31      27886.34                    44428.06
  1997/09/30      28702.91                    46861.38
  1997/10/31      25906.44                    45296.21
  1997/11/30      26074.23                    47392.97
  1997/12/31      25417.89                    48206.71
  1998/01/31      26389.96                    48739.88
  1998/02/27      27186.52                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 140745 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $27,187 - a 171.87% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                              % OF FUND'S
                              INVESTMENTS

FORT JAMES CORP.              7.3

CHESAPEAKE CORP.              6.6

MAIL-WELL, INC.               6.1

IKON OFFICE SOLUTIONS, INC.   5.5

FIBERMARK, INC.               5.4

BUCKEYE TECHNOLOGIES, INC.    5.1

KIMBERLY-CLARK CORP.          5.1

ABITIBI-CONSOLIDATED, INC.    4.3

CHAMPION INTERNATIONAL CORP.  4.1

SONOCO PRODUCTS CO.           3.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
 PAPER & FOREST PRODUCTS 83.8%
RETAIL & WHOLESALE,
MISCELLANEOUS 5.9%
PACKAGING & CONTAINERS 3.8%
ALL OTHERS 6.5%




ROW: 1, COL: 1, VALUE: 6.5
ROW: 1, COL: 2, VALUE: 3.8
ROW: 1, COL: 3, VALUE: 5.9
ROW: 1, COL: 4, VALUE: 83.8
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
PAPER AND FOREST PRODUCTS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Doug Lober became Portfolio Manager of Fidelity Select Paper and Forest Products Portfolio on October 15, 1997.
Q. HOW DID THE FUND PERFORM, DOUG?
A. It was a challenging period. For the 12 months that ended February 28, 1998, the fund returned 15.53%. The Standard & Poor's 500 Index returned 35.01% over the same period.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. Paper-company stock prices generally rise and fall in conjunction with paper prices and this period was no different. When we entered the period, prices for major paper commodities such as containerboard, tissue, newsprint and pulp were at very low levels. In April 1997, however, we saw paper prices gradually begin to improve. Paper stocks followed, doing quite well until economic and currency crises in Southeast Asia became apparent in late October. Because paper is a dollar-denominated commodity and 30% of global paper demand comes from Asia, investors began to think that U.S. companies would be negatively affected by worldwide paper price declines. This sentiment resulted in paper stocks falling by around 25%. By December, pulp prices - pulp being the building block for paper - had also begun to decline, falling approximately 10%. However, the paper stocks began to show signs of improvement in January and February, as damage from the Asian crisis was less than expected.
Q. WITH RESPECT TO THE FUND, DID YOU PURSUE ANY STRATEGIES TO TRY TO OFFSET THE DAMAGE WROUGHT BY THE ASIAN CRISIS?
A. When the currency problems in that region became visible, I de-emphasized the fund's commodity-related exposure and concentrated on companies with unique products. These companies often have pricing power and, because most sold products that were not commodity-like in nature, I felt they could perform well despite the Asian volatility. Examples within the portfolio included Mail-Well, a company that makes envelopes, and FiberMark, which makes notebooks and other specialty paper products. Both stocks were positive performers.
Q. INDUSTRY CONSOLIDATION HAS BEEN SWEEPING THE CORPORATE LANDSCAPE IN RECENT YEARS. WAS THIS A PREVALENT TREND WITHIN THE PAPER INDUSTRY?
A. Absolutely. A lot of companies - such as Fort James and Chesapeake, the fund's two largest positions at the end of the period - sought to improve operational efficiencies by either restructuring internally or making acquisitions. This activity wasn't confined within the boundaries of the U.S. either, as European companies got into the act. Consolidation is a positive trend because the industry should enjoy better pricing ability with fewer competitors. When Fort Howard and James River joined forces to create Fort James, for instance, it meant there were only three paper companies - Fort James, Procter & Gamble and Kimberly-Clark - controlling around 65% of the tissue market. Mergers can frequently make for more predictable earnings streams for the companies as well.
Q. HOW WOULD YOU DESCRIBE YOUR INVESTING STYLE?
A. I typically look at what type of market share the company commands, its pricing power and its ability to generate free cash flow. I'm basically searching for high-quality companies that I feel can grow faster than the overall market. In an industry as economically sensitive as this, however, that can be a formidable challenge.
Q. WHICH STOCKS PERFORMED WELL? WHICH TURNED OUT TO BE DISAPPOINTING?
A. The fund's two best contributors - before they merged - were Fort Howard and James River. Along with their strong business prospects, these stocks received a boost when the merger was announced. Buckeye Technologies, a specialty pulp producer, also turned in a solid showing. Among the disappointments, Stone Container and Mercer International were sluggish. Investors were concerned about Stone's high level of debt, while Mercer struggled due to delays it encountered in the process of revamping its pulp mill in Germany.
Q. WHAT'S YOUR OUTLOOK?
A. I'm optimistic. Toward the end of the period, paper prices appeared to be on the upswing and the problems we've seen in Asia should limit the new capacity that can lead to lower paper prices. In terms of consolidation within the group, I think there's plenty more to follow. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: JUNE 30, 1986
FUND NUMBER: 506
TRADING SYMBOL: FSPFX
SIZE: AS OF FEBRUARY 28, 1998, MORE THAN
$31 MILLION
MANAGER: DOUG LOBER, SINCE 1997; MANAGER,
FIDELITY SELECT BROADCAST AND MEDIA PORTFOLIO
AND FIDELITY SELECT HOUSING PORTFOLIO, 1989;
ANALYST, ENTERTAINMENT, NEWSPAPER, MEDIA,
BROADCASTING, CABLE, HOTEL AND GAMING, TOY AND
INTERNATIONAL OIL INDUSTRIES, 1986-1989; SENIOR
ANALYST, PULP AND PAPER, OFFICE SERVICE AND
OFFICE AUTOMATION INDUSTRIES, 1997-PRESENT;
JOINED FIDELITY IN 1986
(CHECKMARK)
PAPER AND FOREST PRODUCTS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 93.5%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 87.6%
PACKAGING & CONTAINERS - 3.8%
Gaylord Container Corp. Class A (a)  16,200 $ 107,325
Sonoco Products Co.   27,900  1,079,379
  1,186,704
PAPER & FOREST PRODUCTS - 83.8%
Abitibi-Consolidated, Inc.   95,600  1,363,076
Alliance Forest Products, Inc. (a)   42,400  839,810
Bowater, Inc.   18,800  930,600
Buckeye Technologies, Inc. (a)  75,000  1,598,438
Caraustar Industries, Inc.   9,800  330,750
Champion International Corp.   25,200  1,286,775
Chesapeake Corp.   61,400  2,083,763
Consolidated Papers, Inc.   8,900  516,756
Domtar, Inc.   44,500  339,122
FiberMark, Inc. (a)  72,150  1,686,506
Fort James Corp.   50,300  2,282,363
Georgia-Pacific Corp.   2,600  152,588
Georgia Pacific Corp. (Timber Group)  29,200  666,125
International Paper Co.   5,800  270,425
Jefferson Smurfit Corp. (a)  51,400  767,788
Kimberly-Clark Corp.   28,560  1,590,435
Mail-Well, Inc. (a)  47,800  1,906,025
Mead Corp.   19,300  659,819
Mercer International, Inc. (SBI)  33,700  294,875
Rayonier, Inc.   13,300  563,588
Smurfit (Jefferson) Group PLC  166,500  424,719
Stone Container Corp. (a)  51,400  578,250
Stora Kopparbergs B Free shares  66,600  960,937
Svenska Cellulosa AB (SCA) Class B
 Ord.   40,000  909,432
Temple-Inland, Inc.   10,900  649,913
Tembec, Inc. Class A (a)  59,300  362,360
Union Camp Corp.   16,800  1,003,800
UPM-Kymmene Corp.   9,500  246,520
Weyerhaeuser Co.   1,100  54,931
Willamette Industries, Inc.   26,600  982,538
  26,303,027
TOTAL BASIC INDUSTRIES   27,489,731
RETAIL & WHOLESALE - 5.9%
RETAIL & WHOLESALE, MISCELLANEOUS - 5.9%
Boise Cascade Office Products Corp. (a)  7,700  139,081
IKON Office Solutions, Inc.   52,500  1,716,094
  1,855,175
TOTAL COMMON STOCKS
 (Cost $28,075,949)   29,344,906
CASH EQUIVALENTS - 6.5%
Taxable Central Cash Fund (b)
 (Cost $2,028,781)  2,028,781  2,028,781
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $30,104,730)  $ 31,373,687
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $61,264,377 and $53,543,858, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The com-missions paid to these affiliated firms were $11,543 for the period (see Note 4 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   81.7%
Canada   10.2
Sweden   6.0
Ireland   1.3
Others (individually less than 1%)   0.8
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $30,525,925. Net unrealized appreciation aggregated $847,762, of which $1,630,671 related to appreciated investment securities and $782,909 related to depreciated investment securities.
The fund hereby designates approximately $1,652,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 31% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
A total of 0.23% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. (unaudited)
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
PAPER AND FOREST PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                   $ 31,373,687
SECURITIES,
AT VALUE
(COST
$30,104,
730) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                       13,326,238
FOR
INVESTMENT
S SOLD

RECEIVABLE                       19,303
FOR FUND
SHARES
SOLD

DIVIDENDS                        35,331
RECEIVABLE

INTEREST                         11,256
RECEIVABLE

REDEMPTION                       7,581
FEES
RECEIVABLE

 TOTAL                           44,773,396
ASSETS

LIABILITIES

PAYABLE FOR        $ 2,713,352
INVESTMENT
S
PURCHASED

PAYABLE FOR         10,615,223
FUND
SHARES
REDEEMED

ACCRUED             20,984
MANAGEM
ENT FEE

OTHER               39,730
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                           13,389,289
LIABILITIES

NET ASSETS                      $ 31,384,107

NET ASSETS
CONSIST OF:

PAID IN                         $ 29,147,650
CAPITAL

UNDISTRIBUTE                     31,081
D NET
INVESTMENT
INCOME

ACCUMULATED                      936,469
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                              1,268,907
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                     $ 31,384,107
FOR
1,384,80
2
SHARES
OUTSTANDIN
G

NET ASSET                        $22.66
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($31,384,
107 (DIVIDED BY)
1,384,80
2 SHARES)

MAXIMUM                          $23.36
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$22.66)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                 $ 298,028
INCOME
DIVIDENDS

INTEREST                    100,581

 TOTAL                      398,609
INCOME

EXPENSES

MANAGEMEN      $ 144,890
T FEE

TRANSFER        254,143
AGENT FEES

ACCOUNTING      60,338
FEES AND
EXPENSES

NON-INTEREST    93
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       16,127
FEES AND
EXPENSES

REGISTRATION    31,700
FEES

AUDIT           19,890

LEGAL           344

MISCELLANEO     277
US

 TOTAL          527,802
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (7,418)     520,384
REDUCTIONS

NET                         (121,775)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     2,535,084
SECURITIES

 FOREIGN        2,355       2,537,439
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     1,291,304
SECURITIES

 ASSETS AND     (32)        1,291,272
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                    3,828,711
(LOSS)

NET INCREASE               $ 3,706,936
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                      $ 82,389
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                     $ 1,371
CHARGES -
DEALERS'
PORTION

 DEFERRED                  $ 2,161
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                  $ 21,645
FEES
WITHHELD
BY FSC

 EXPENSE                   $ 7,350
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                  68
N CREDITS

                           $ 7,418

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (121,775)    $ 12,943
NET
INVESTMENT
INCOME
(LOSS)

 NET             2,537,439      1,735,212
REALIZED
GAIN (LOSS)

 CHANGE IN       1,291,272      336,313
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             3,706,936      2,084,468
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    -              (29,671)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 IN EXCESS       (31,544)       (84,325)
OF NET
INVESTMENT
INCOME

 FROM NET        (1,592,672)    (2,413,337)
REALIZED
GAIN

 TOTAL           (1,624,216)    (2,527,333)
DISTRIBUTIO
NS

SHARE            71,567,372     84,816,161
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       1,584,087      2,489,372
ENT OF
DISTRIBUTIO
NS

 COST OF         (63,467,979)   (94,819,778)
SHARES
REDEEMED

 NET             9,683,480      (7,514,245)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       134,393        170,585
N FEES

  TOTAL          11,900,593     (7,786,525)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       19,483,514     27,270,039
OF PERIOD

 END OF         $ 31,384,107   $ 19,483,514
PERIOD
(INCLUDIN
G UNDER
(OVER)
DISTRIBUTI
ON OF NET
INVESTME
NT
INCOME
OF
$31,081
AND
$(45,70
3),
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            3,117,317      3,914,858

 ISSUED IN       75,670         118,411
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (2,708,921)    (4,444,689)

 NET             484,066        (411,420)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 21.63   $ 20.78   $ 21.14   $ 19.61   $ 16.08
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.12)     .01       .08       .01       (.01)
INVESTMENT
INCOME
(LOSS) C

 NET            3.13      2.08      1.83      2.53      3.38
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     3.01      2.09      1.91      2.54      3.37
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       -         (.03)     (.08)     -         (.01)
INVESTMENT
INCOME

 IN EXCESS      (.04)     (.07)     -         -         -
OF NET
INVESTMENT
INCOME

 FROM NET       (2.07)    (1.25)    (2.27)    (1.17)    -
REALIZED
GAIN

 TOTAL          (2.11)    (1.35)    (2.35)    (1.17)    (.01)
DISTRIBUTIO
NS

REDEMPTION      .13       .11       .08       .16       .17
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 22.66   $ 21.63   $ 20.78   $ 21.14   $ 19.61
VALUE, END
OF PERIOD

TOTAL           15.53%    10.87%    9.18%     14.91%    22.03%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 31,384  $ 19,484  $ 27,270  $ 94,219  $ 66,908
END OF
PERIOD
(000
OMITTED)

RATIO OF        2.18%     2.19%     1.91%     1.88%     2.08%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        2.15% D   2.16% D   1.90% D   1.87% D   2.07% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.50)%    .04%      .34%      .05%      (.08)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       235%      180%      78%       209%      176%
TURNOVER
RATE

AVERAGE        $ .0320   $ .0306
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET
INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.


TRANSPORTATION PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five years and past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED               PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998           YEAR    YEARS    YEARS

SELECT TRANSPORTATION       41.15%  125.27%  458.46%

SELECT TRANSPORTATION       36.84%  118.44%  441.64%
(LOAD ADJ.)

S&P 500                     35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED          PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998      YEAR    YEARS   YEARS

SELECT TRANSPORTATION  41.15%  17.64%  18.77%

SELECT TRANSPORTATION  36.84%  16.91%  18.41%
(LOAD ADJ.)

S&P 500                35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
             Transportation              S&P 500
             00512                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9994.55                     9691.00
  1988/04/30      10025.03                     9798.57
  1988/05/31       9964.08                     9883.82
  1988/06/30      10979.79                    10337.48
  1988/07/31      10837.59                    10298.20
  1988/08/31      10329.74                     9948.06
  1988/09/30      11010.26                    10371.85
  1988/10/31      11365.76                    10660.19
  1988/11/30      11467.33                    10507.75
  1988/12/31      11812.67                    10691.63
  1989/01/31      12828.38                    11474.26
  1989/02/28      12960.42                    11188.55
  1989/03/31      13356.54                    11449.25
  1989/04/30      13803.46                    12043.46
  1989/05/31      14392.57                    12531.22
  1989/06/30      14303.84                    12459.79
  1989/07/31      15170.74                    13584.91
  1989/08/31      16156.84                    13851.18
  1989/09/30      15842.58                    13794.39
  1989/10/31      14834.81                    13474.36
  1989/11/30      14964.85                    13749.23
  1989/12/31      15177.89                    14079.22
  1990/01/31      14224.74                    13134.50
  1990/02/28      14888.32                    13303.94
  1990/03/31      15334.73                    13656.49
  1990/04/30      14755.61                    13315.08
  1990/05/31      15298.54                    14613.30
  1990/06/30      15130.13                    14513.93
  1990/07/31      15079.86                    14467.48
  1990/08/31      12868.15                    13159.62
  1990/09/30      11209.36                    12518.75
  1990/10/31      11033.43                    12464.92
  1990/11/30      11485.83                    13270.15
  1990/12/31      11900.52                    13640.39
  1991/01/31      12918.41                    14235.11
  1991/02/28      14175.07                    15252.92
  1991/03/31      14187.64                    15622.04
  1991/04/30      14149.94                    15659.53
  1991/05/31      15268.36                    16336.03
  1991/06/30      15141.59                    15587.84
  1991/07/31      16061.94                    16314.23
  1991/08/31      16351.91                    16700.88
  1991/09/30      16049.33                    16421.97
  1991/10/31      17234.43                    16642.03
  1991/11/30      16162.80                    15971.35
  1991/12/31      18343.89                    17798.47
  1992/01/31      18507.79                    17467.42
  1992/02/29      19503.78                    17694.50
  1992/03/31      19037.30                    17349.46
  1992/04/30      19528.99                    17859.53
  1992/05/31      19932.43                    17947.04
  1992/06/30      19075.12                    17679.63
  1992/07/31      19352.49                    18402.73
  1992/08/31      18772.55                    18025.47
  1992/09/30      19516.39                    18238.17
  1992/10/31      20348.48                    18302.01
  1992/11/30      21823.56                    18926.11
  1992/12/31      22708.35                    19158.90
  1993/01/31      23725.34                    19319.83
  1993/02/28      24047.17                    19582.58
  1993/03/31      25656.32                    19995.77
  1993/04/30      25592.37                    19511.88
  1993/05/31      26548.37                    20034.79
  1993/06/30      26625.88                    20092.89
  1993/07/31      26625.88                    20012.52
  1993/08/31      27116.80                    20771.00
  1993/09/30      27181.39                    20611.06
  1993/10/31      27749.82                    21037.71
  1993/11/30      27904.85                    20837.85
  1993/12/31      29365.58                    21089.99
  1994/01/31      30652.80                    21807.05
  1994/02/28      30652.80                    21216.08
  1994/03/31      29832.37                    20291.06
  1994/04/30      30389.85                    20550.78
  1994/05/31      29901.31                    20887.82
  1994/06/30      29872.57                    20376.06
  1994/07/31      30878.38                    21044.40
  1994/08/31      31797.98                    21907.22
  1994/09/30      30950.23                    21370.49
  1994/10/31      31410.03                    21851.33
  1994/11/30      29527.72                    21055.50
  1994/12/31      30500.96                    21367.76
  1995/01/31      30295.41                    21921.82
  1995/02/28      32461.63                    22776.12
  1995/03/31      32888.55                    23448.24
  1995/04/30      33378.71                    24138.79
  1995/05/31      32382.57                    25103.62
  1995/06/30      32034.71                    25686.77
  1995/07/31      34785.96                    26538.55
  1995/08/31      34754.34                    26605.16
  1995/09/30      34438.10                    27727.90
  1995/10/31      34011.18                    27628.91
  1995/11/30      35181.26                    28841.82
  1995/12/31      35127.41                    29397.31
  1996/01/31      35662.69                    30398.00
  1996/02/29      36666.33                    30679.78
  1996/03/31      37552.88                    30975.23
  1996/04/30      38783.07                    31431.81
  1996/05/31      38833.53                    32242.43
  1996/06/30      39018.53                    32365.28
  1996/07/31      36193.05                    30935.38
  1996/08/31      36226.68                    31587.81
  1996/09/30      36394.87                    33365.57
  1996/10/31      36108.96                    34285.79
  1996/11/30      38665.34                    36877.45
  1996/12/31      38465.75                    36146.91
  1997/01/31      38741.99                    38405.37
  1997/02/28      38379.43                    38706.47
  1997/03/31      39553.43                    37116.02
  1997/04/30      41599.38                    39331.84
  1997/05/31      44426.52                    41726.37
  1997/06/30      45761.07                    43595.71
  1997/07/31      48956.97                    47064.62
  1997/08/31      47973.62                    44428.06
  1997/09/30      52714.79                    46861.38
  1997/10/31      50941.24                    45296.21
  1997/11/30      50712.96                    47392.97
  1997/12/31      50825.73                    48206.71
  1998/01/31      50921.30                    48739.88
  1998/02/27      54164.00                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980316 165746 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $54,164 - a 441.64% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                              % OF FUND'S
                                              INVESTMENTS

AMR CORP.                                     4.9

CSX CORP.                                     4.7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.  4.7

CANADIAN NATIONAL RAILWAY CO.                 4.7

AIRBORNE FREIGHT CORP.                        4.6

CNF TRANSPORTATION, INC.                      4.2

US AIRWAYS GROUP, INC.                        4.0

AIR EXPRESS INTERNATIONAL CORP.               3.9

ALASKA AIR GROUP, INC.                        3.9

CONTINENTAL AIRLINES, INC. CLASS B            3.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
ROW: 1, COL: 1, VALUE: 33.9
ROW: 1, COL: 2, VALUE: 5.2
ROW: 1, COL: 3, VALUE: 10.4
ROW: 1, COL: 4, VALUE: 12.1
ROW: 1, COL: 5, VALUE: 15.2
ROW: 1, COL: 6, VALUE: 23.2
AIR TRANSPORTATION,
MAJOR NATIONAL 23.2%
RAILROADS 15.2%
AIR COURIER SERVICES 12.1%
FREIGHT FORWARDING 11.6%
TRUCKING, LONG DISTANCE 5.2%
ALL OTHERS 32.7%
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
TRANSPORTATION PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Jean-Marc Berteaux,
Portfolio Manager
of Fidelity Select
Transportation Portfolio
Q. HOW DID THE FUND PERFORM, JEAN-MARC?
A. For the 12 months that ended February 28, 1998, the fund returned 41.15%, compared with 35.01% for the Standard & Poor's 500 Index.
Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE INDEX?
A. The fund's outperformance was largely the result of my stock-picking strategy. I try to find companies that I believe have good growth prospects, and I stick with them regardless of short-term shifts in their valuations. I also look for opportunities to increase the fund's position in good companies that have temporarily stumbled for one reason or another. Of course, last year's positive economic backdrop - including low inflation and declining fuel costs - helped boost the earnings of many transportation-related companies, and thus bolstered the fund's performance.
Q. ROUGHLY 23% OF THE PORTFOLIO WAS INVESTED IN AIR TRANSPORTATION STOCKS AT THE END OF THE PERIOD. WHAT DID YOU FIND ATTRACTIVE ABOUT THESE COMPANIES?
A. Airlines have been in a good growth period. During the year, fuel costs came down at the same time that many carriers cut back their routes. Demand was strong. The robust economy made air travel more popular, and travelers - particularly those on business - were willing to pay more for direct flights. Some of the smaller carriers benefited from this trend by making frequent flights to fewer destinations. A strong performer during the period was Alaska Air, a west-coast airline with an attractive route and cost structure. Its stock gained 112% for the year. AMR and UAL - the holding companies of American and United Airlines - and Continental Airlines also performed well.
Q. THE FUND'S EXPOSURE TO FREIGHT-FORWARDING COMPANIES INCREASED DURING THE PERIOD. WHAT WAS THE STORY THERE?
A. Freight-forwarding is a phenomenal growth industry. Companies like Expeditors International, Air Express, and Circle International Group are contracted to transport goods using existing carriers. Since they don't own the planes, trains and trucks, they don't have the high costs associated with the fixed assets of other transportation companies. What distinguishes good freight-forwards are quality employees and first-rate information technology. Just-in-time manufacturing - an approach in which equipment and labor are made available only in the amount required and at the time required to do a job - has made it more important than ever for companies to know exactly where goods are in the shipping process and when they will arrive. When the Asian crisis hit, many investors feared that freight-forwarding companies would suffer from a lack of U.S. exports to Asia. For a time, freight-forward stocks were sold indiscriminately. However, investors eventually realized that shipping volume from Asia to the U.S. and between Europe and Asia would more than make up for the decline in U.S. exports. I used the drop in stock prices during the fall to add to the fund's existing holdings in that area.
Q. THE FUND ENDED ITS FISCAL YEAR WITH ABOUT 10% OF ITS ASSETS IN CASH. DOES THIS SIGNIFY A MORE DEFENSIVE STRATEGY?
A. Generally, I like to keep the fund's cash position at around 5%. However, I allowed cash to build up during the year because the fund was experiencing a higher-than-usual flow of investments and redemptions. In my view, it can be more damaging to the fund's performance to have to buy and sell securities quickly than simply to sit on cash. As the flow of investments returns to normal, I expect to reduce the fund's cash position.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. The price decline in freight-forwarding companies was severe and hurt the fund's performance in the fall. Expeditors International fell more than 35% to $30 per share, for example. Also, some of the fund's railroad stocks underperformed due to higher-than-expected capital expenditures, or when anticipated merger benefits proved late in coming and less than expected.
Q. WHAT'S YOUR OUTLOOK FOR THE TRANSPORTATION MARKET GOING FORWARD?
A. I'm optimistic about the prospects for continued growth in this industry. Lower fuel costs should allow earnings improvement for companies that own infrastructure such as trains and trucks, while service companies appear to be thriving in an increasingly service-oriented economy. As always, stock selection will be a key driver of performance for the fund.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: September 29, 1986
FUND NUMBER: 512
TRADING SYMBOL: FSRFX
SIZE: as of February 28, 1998, more than $64 million
MANAGER: Jean-Marc Berteaux, since January
1997; equity analyst, European paper and European diversified industrial industries, since
1994; joined Fidelity in 1994
(checkmark)
TRANSPORTATION PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.4%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.0%
AIRCRAFT & PARTS - 1.0%
AAR Corp.   21,000 $ 637,875
AIR TRANSPORTATION - 23.2%
AIR TRANSPORTATION, MAJOR NATIONAL - 23.2%
Alaska Air Group, Inc. (a)  47,000  2,587,938
AMR Corp. (a)  26,000  3,290,625
Atlas Air, Inc. (a)  12,000  357,060
Continental Airlines, Inc. Class B (a)  41,000  2,060,250
Delta Air Lines, Inc.   6,000  678,375
Kitty Hawk, Inc. (a)  29,000  659,750
Southwest Airlines Co.   56,000  1,606,500
Trans World Airlines, Inc. (a)  121,497  1,579,461
US Airways Group, Inc. (a)  42,000  2,659,125
  15,479,084
AUTOS, TIRES, & ACCESSORIES - 7.2%
AUTO & TRUCK PARTS - 5.2%
Cummins Engine Co., Inc.   9,000  520,875
Eaton Corp.   20,000  1,921,250
Wabash National Corp.   34,000  1,009,375
  3,451,500
MOTOR VEHICLES & CAR BODIES - 2.0%
Navistar International Corp. (a)  20,900  634,838
Oshkosh Truck Corp. Class B  5,000  95,625
PACCAR, Inc.   10,000  633,125
  1,363,588
TOTAL AUTOS, TIRES, & ACCESSORIES   4,815,088
HOLDING COMPANIES - 2.7%
HOLDING COMPANY OFFICES, NEC - 2.7%
Lagardere S.C.A. (Reg.)  17,034  618,096
Norfolk Southern Corp.   34,000  1,170,875
  1,788,971
LEASING & RENTAL - 4.3%
EQUIPMENT RENTAL & LEASING, NEC - 4.3%
GATX Corp.   16,000  1,240,000
Ryder Systems, Inc.   44,700  1,639,932
  2,879,932
RAILROADS - 15.2%
Burlington Northern Santa Fe Corp.   19,000  1,892,875
CSX Corp.   56,000  3,132,500
Canadian National Railway Co.   50,000  3,104,478
Kansas City Southern Industries, Inc.   11,600  431,375
Tranz Rail Holdings Ltd. sponsored ADR  62,000  689,750
Wisconsin Central Transportation
 Corp. (a)  33,000  895,125
  10,146,103
SERVICES - 0.5%
BUS CHARTER SERVICE, NEC - 0.5%
Coach USA, Inc. (a)  10,000  372,500
SHIPPING - 2.5%
DEEP SEA TRANSPORT - 0.8%
Teekay Shipping Corp.   16,000  509,000

 SHARES VALUE (NOTE 1)
SHIPPING - 1.7%
Knightsbridge Tankers Ltd.   42,000 $ 1,139,250
Peninsular & Oriental Steam
 Navigation Co.   900  11,514
  1,150,764
TOTAL SHIPPING   1,659,764
TRUCKING & FREIGHT - 33.8%
AIR COURIER SERVICES - 12.1%
Airborne Freight Corp.   84,000  3,039,750
AirNet Systems, Inc. (a)  43,000  1,150,250
CNF Transportation, Inc.   72,000  2,817,000
FDX Corp. (a)  17,000  1,082,688
  8,089,688
FREIGHT FORWARDING - 11.6%
Air Express International Corp.   93,000  2,604,000
Circle International Group, Inc.   42,000  1,186,500
Expeditors International of
 Washington, Inc.   77,000  3,118,500
Pittston Co. (Burlington Group)  36,200  798,663
  7,707,663
TRUCKING, LOCAL & LONG DISTANCE - 4.9%
Knight Transportation, Inc. (a)  14,000  406,000
M.S. Carriers, Inc. (a)  4,400  116,050
Swift Transportation Co., Inc. (a)  19,300  629,663
Werner Enterprises, Inc.   51,000  1,268,625
XTRA Corp.   14,000  861,000
  3,281,338
TRUCKING, LONG DISTANCE - 5.2%
Consolidated Freightways Corp. (a)  20,600  309,000
Covenant Transport, Inc. Class A (a)  31,200  651,300
MTL, Inc.   1,400  53,638
Professional Transportation Group, Inc.   41,000  108,906
Simon Transportation Services, Inc.
 Class A (a)  13,000  201,500
Trimac Ltd.   48,300  347,726
US Xpress Enterprises, Inc. (a)  38,000  767,125
US Freightways Corp.   30,100  1,051,619
  3,490,814
TOTAL TRUCKING & FREIGHT   22,569,503
TOTAL COMMON STOCKS
 (Cost $53,040,483)   60,348,820
CASH EQUIVALENTS - 9.6%
Taxable Central Cash Fund (b)
 (Cost $6,374,039)  6,374,039  6,374,039
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $59,414,522)  $ 66,722,859
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $141,619,772 and $106,960,092, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $18,070 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, the value of securities loaned and the value of collateral amounted to $1,578,200 and $1,699,600, respectively (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $59,601,058. Net unrealized appreciation aggregated $7,121,801, of which $8,402,274 related to appreciated investment securities and $1,280,473 related to depreciated investment securities.
The fund hereby designates approximately $575,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 8% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
TRANSPORTATION PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                  $ 66,722,859
SECURITIES,
AT VALUE
(COST
$59,414,
522) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                      134,645
FOR FUND
SHARES
SOLD

DIVIDENDS                       48,785
RECEIVABLE

INTEREST                        36,098
RECEIVABLE

REDEMPTION                      1,702
FEES
RECEIVABLE

OTHER                           1,604
RECEIVABLE
S

 TOTAL                          66,945,693
ASSETS

LIABILITIES

PAYABLE FOR        $ 128,080
INVESTMENT
S
PURCHASED

PAYABLE FOR         739,266
FUND
SHARES
REDEEMED

ACCRUED             30,972
MANAGEM
ENT FEE

OTHER               66,029
PAYABLES
AND
ACCRUED
EXPENSES

COLLATERAL ON       1,699,600
SECURITIES
LOANED,
AT VALUE

 TOTAL                          2,663,947
LIABILITIES

NET ASSETS                     $ 64,281,746

NET ASSETS
CONSIST OF:

PAID IN                        $ 51,571,436
CAPITAL

ACCUMULATED                     5,402,130
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                             7,308,180
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                    $ 64,281,746
FOR
2,268,57
1
SHARES
OUTSTANDIN
G

NET ASSET                       $28.34
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($64,281,
746 (DIVIDED BY)
2,268,57
1 SHARES)

MAXIMUM                         $29.22
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$28.34)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 548,637
INCOME
DIVIDENDS

INTEREST                     298,450
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$62,203)

 TOTAL                       847,087
INCOME

EXPENSES

MANAGEMEN      $ 341,054
T FEE

TRANSFER        412,597
AGENT FEES

ACCOUNTING      68,148
AND
SECURITY
LENDING
FEES

NON-INTEREST    210
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       16,713
FEES AND
EXPENSES

REGISTRATION    44,644
FEES

AUDIT           19,194

LEGAL           381

INTEREST        515

MISCELLANEO     225
US

 TOTAL          903,681
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (20,535)     883,146
REDUCTIONS

NET                          (36,059)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     10,298,777
SECURITIES

 FOREIGN        (415)        10,298,362
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     7,061,439
SECURITIES

 ASSETS AND     (157)        7,061,282
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                     17,359,644
(LOSS)

NET INCREASE                $ 17,323,585
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 168,254
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 1,212
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 925
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 28,980
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 18,914
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                   1,621
N CREDITS

                            $ 20,535

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (36,059)      $ (72,506)
NET
INVESTMENT
INCOME
(LOSS)

 NET             10,298,362      966,188
REALIZED
GAIN (LOSS)

 CHANGE IN       7,061,282       (640,423)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             17,323,585      253,259
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (4,986,487)     (369,344)
TO
SHAREHOLD
ERS FROM
NET
REALIZED
GAINS

SHARE            152,644,299     27,406,552
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       4,933,755       362,964
ENT OF
DISTRIBUTIO
NS

 COST OF         (114,694,116)   (30,259,063)
SHARES
REDEEMED

 NET             42,883,938      (2,489,547)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       170,335         50,774
N FEES

  TOTAL          55,391,371      (2,554,858)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       8,890,375       11,445,233
OF PERIOD

 END OF         $ 64,281,746    $ 8,890,375
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            6,004,453       1,216,922

 ISSUED IN       182,560         16,356
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (4,318,403)     (1,355,455)

 NET             1,868,610       (122,177)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 22.23   $ 21.92   $ 20.53   $ 21.67   $ 18.68
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.02)     (.13)     (.09) E   (.17)     (.20)
INVESTMENT
INCOME
(LOSS) C

 NET            8.85      1.06      2.60      1.17      5.07
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     8.83      .93       2.51      1.00      4.87
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (2.80)    (.71)     (1.22)    (2.19)    (1.96)
REALIZED
GAIN

REDEMPTION      .08       .09       .10       .05       .08
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 28.34   $ 22.23   $ 21.92   $ 20.53   $ 21.67
VALUE, END
OF PERIOD

TOTAL           41.15%    4.67%     12.95%    5.90%     27.47%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 64,282  $ 8,890   $ 11,445  $ 12,704  $ 13,077
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.58      2.50% F   2.47% F   2.37%     2.40%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.54% D   2.48% D   2.44% D   2.36% D   2.39% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.06)%    (.58)%    (.43)%    (.83)%    (.96)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       210%      148%      175%      178%      115%
TURNOVER
RATE

AVERAGE        $ .0337   $ .0313
COMMISSIO
N RATE G




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET
INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED
 INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL
DIVIDEND WHICH AMOUNTED TO $.05 PER SHARE. F DURING THE PERIOD, FMR AGREED TO
REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE
LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT,
 THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FOR FISCAL
YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998            YEAR    YEARS    YEARS

SELECT BROKERAGE AND         57.56%  250.42%  622.27%
INVESTMENT MANAGEMENT

SELECT BROKERAGE AND         52.76%  239.84%  600.53%
INVESTMENT MANAGEMENT
(LOAD ADJ.)

S&P 500                      35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED           PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998       YEAR    YEARS   YEARS

SELECT BROKERAGE AND    57.56%  28.50%  21.86%
INVESTMENT MANAGEMENT

SELECT BROKERAGE AND    52.76%  27.72%  21.49%
INVESTMENT MANAGEMENT
(LOAD ADJ.)

S&P 500                 35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 122321 S00000000000001
             Brokerage/Invt. Mgt         S&P 500
             00068                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9444.38                     9691.00
  1988/04/30       9605.83                     9798.57
  1988/05/31       9242.58                     9883.82
  1988/06/30      10224.76                    10337.48
  1988/07/31      10143.93                    10298.20
  1988/08/31      10076.57                     9948.06
  1988/09/30      10332.53                    10371.85
  1988/10/31      10372.94                    10660.19
  1988/11/30      10143.93                    10507.75
  1988/12/31      10239.24                    10691.63
  1989/01/31      11573.61                    11474.26
  1989/02/28      11301.29                    11188.55
  1989/03/31      11314.91                    11449.25
  1989/04/30      11423.84                    12043.46
  1989/05/31      12172.72                    12531.22
  1989/06/30      11830.48                    12459.79
  1989/07/31      13254.52                    13584.91
  1989/08/31      13583.14                    13851.18
  1989/09/30      13158.67                    13794.39
  1989/10/31      12090.64                    13474.36
  1989/11/30      11967.40                    13749.23
  1989/12/31      11678.79                    14079.22
  1990/01/31      11165.59                    13134.50
  1990/02/28      11540.09                    13303.94
  1990/03/31      11859.11                    13656.49
  1990/04/30      11054.63                    13315.08
  1990/05/31      12108.77                    14613.30
  1990/06/30      12094.56                    14513.93
  1990/07/31      11664.10                    14467.48
  1990/08/31      10081.11                    13159.62
  1990/09/30       9220.19                    12518.75
  1990/10/31       8650.87                    12464.92
  1990/11/30       9220.19                    13270.15
  1990/12/31       9789.51                    13640.39
  1991/01/31      10604.13                    14235.11
  1991/02/28      11657.52                    15252.92
  1991/03/31      12851.37                    15622.04
  1991/04/30      13033.95                    15659.53
  1991/05/31      13722.17                    16336.03
  1991/06/30      12808.47                    15587.84
  1991/07/31      13792.66                    16314.23
  1991/08/31      14101.97                    16700.88
  1991/09/30      14833.08                    16421.97
  1991/10/31      15817.27                    16642.03
  1991/11/30      14945.56                    15971.35
  1991/12/31      17841.88                    17798.47
  1992/01/31      18094.96                    17467.42
  1992/02/29      17982.48                    17694.50
  1992/03/31      17504.44                    17349.46
  1992/04/30      16140.64                    17859.53
  1992/05/31      16098.46                    17947.04
  1992/06/30      15718.85                    17679.63
  1992/07/31      16604.62                    18402.73
  1992/08/31      16126.58                    18025.47
  1992/09/30      16014.11                    18238.17
  1992/10/31      16731.16                    18302.01
  1992/11/30      18235.55                    18926.11
  1992/12/31      18755.77                    19158.90
  1993/01/31      19866.49                    19319.83
  1993/02/28      19993.03                    19582.58
  1993/03/31      21595.84                    19995.77
  1993/04/30      21525.52                    19511.88
  1993/05/31      22228.97                    20034.79
  1993/06/30      23284.14                    20092.89
  1993/07/31      24057.93                    20012.52
  1993/08/31      25957.24                    20771.00
  1993/09/30      26435.59                    20611.06
  1993/10/31      25577.38                    21037.71
  1993/11/30      24873.93                    20837.85
  1993/12/31      28007.07                    21089.99
  1994/01/31      28603.95                    21807.05
  1994/02/28      27165.33                    21216.08
  1994/03/31      24119.75                    20291.06
  1994/04/30      23920.80                    20550.78
  1994/05/31      24502.36                    20887.82
  1994/06/30      25435.93                    20376.06
  1994/07/31      24839.06                    21044.40
  1994/08/31      25022.71                    21907.22
  1994/09/30      24073.84                    21370.49
  1994/10/31      24058.54                    21851.33
  1994/11/30      22390.36                    21055.50
  1994/12/31      23170.88                    21367.76
  1995/01/31      22880.10                    21921.82
  1995/02/28      23737.14                    22776.12
  1995/03/31      23982.01                    23448.24
  1995/04/30      24708.58                    24138.79
  1995/05/31      26097.94                    25103.62
  1995/06/30      27566.25                    25686.77
  1995/07/31      28892.46                    26538.55
  1995/08/31      28624.06                    26605.16
  1995/09/30      30360.77                    27727.90
  1995/10/31      28671.42                    27628.91
  1995/11/30      29366.11                    28841.82
  1995/12/31      28637.87                    29397.31
  1996/01/31      30504.84                    30398.00
  1996/02/29      30821.55                    30679.78
  1996/03/31      32205.10                    30975.23
  1996/04/30      32401.11                    31431.81
  1996/05/31      33474.33                    32242.43
  1996/06/30      33372.12                    32365.28
  1996/07/31      31327.89                    30935.38
  1996/08/31      32520.36                    31587.81
  1996/09/30      34189.82                    33365.57
  1996/10/31      35399.32                    34285.79
  1996/11/30      38874.52                    36877.45
  1996/12/31      39994.86                    36146.91
  1997/01/31      42912.05                    38405.37
  1997/02/28      44465.59                    38706.47
  1997/03/31      39960.34                    37116.02
  1997/04/30      44283.34                    39331.84
  1997/05/31      47587.29                    41726.37
  1997/06/30      50355.00                    43595.71
  1997/07/31      55890.42                    47064.62
  1997/08/31      54177.90                    44428.06
  1997/09/30      62083.17                    46861.38
  1997/10/31      58883.01                    45296.21
  1997/11/30      61564.22                    47392.97
  1997/12/31      64917.80                    48206.71
  1998/01/31      62099.88                    48739.88
  1998/02/27      70053.00                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 122324 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $70,053 - a 600.53% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                               % OF FUND'S
                                               INVESTMENTS

PAINEWEBBER GROUP, INC.                        5.6

LEHMAN BROTHERS HOLDINGS, INC.                 5.3

EDWARDS (A.G.), INC.                           5.1

MORGAN STANLEY, DEAN WITTER, DISCOVER AND CO.  4.9

TRAVELERS GROUP, INC. (THE)                    4.9

BEAR STEARNS COMPANIES, INC.                   4.7

MERRILL LYNCH & CO., INC.                      4.7

FRANKLIN RESOURCES, INC.                       3.4

KANSAS CITY SOUTHERN INDUSTRIES, INC.          3.0

MARSH & MCLENNAN COMPANIES, INC.               2.9

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
SECURITY & COMMODITY BROKERS 29.4%
SECURITY BROKERS & DEALERS 16.0%
INVESTMENT MANAGERS 11.0%
LIFE INSURANCE 5.1%
PROPERTY-CASUALTY &
REINSURANCE 5.0%
ALL OTHERS 33.5%
ROW: 1, COL: 1, VALUE: 33.5
ROW: 1, COL: 2, VALUE: 5.0
ROW: 1, COL: 3, VALUE: 5.1
ROW: 1, COL: 4, VALUE: 11.0
ROW: 1, COL: 5, VALUE: 16.0
ROW: 1, COL: 6, VALUE: 29.4
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Peter Fruzzetti,
Portfolio Manager
of Fidelity Select
Brokerage and Investment Management Portfolio.
Q. HOW DID THE FUND PERFORM, PETER?
A. It had a good year. For the 12 months that ended February 28, 1998, the fund had a return of 57.56%, compared to the 35.01% return of the Standard & Poor's 500 Index during the same period.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE?
A. It was very favorable. Interest rates came down and the stock market went up. A strong market encourages more underwriting of initial public offerings and secondary stock offerings. It also strengthens merger and acquisition activity by giving acquiring companies better stock values to use as currency. Strong underwriting and mergers-and-acquisitions activity are key drivers of earnings for brokers. Additionally, stock market volumes remained strong, which is expected in this type of environment. On average, brokerage firms saw earnings increases of 15% to 20%. In addition, several public asset managers benefited from strong client inflows. They saw earnings gains of 35% to 40%.
Q. DID INDUSTRY CONSOLIDATION CONTINUE TO BE AN IMPORTANT FACTOR?
A. Yes. Mergers and acquisitions occurred in both the securities brokerage and investment management industries. One catalyst was a regulatory change at the end of 1996 allowing commercial banks to increase the maximum revenues they may receive through their securities business from 10% to 25%. This made 1997 a unique year, as several commercial banks bought brokerage firms as a result of this change. For example, Fleet Financial bought Quick & Reilly, NationsBank purchased Montgomery Securities, Bank of America acquired Robertson Stephens and Bankers Trust bought Alex Brown. In addition, there were some broker mergers - such as Travelers and Salomon Brothers. Moreover, there continued to be consolidation in the asset management industry. To illustrate, Merrill Lynch purchased Mercury, and Zurich Re, a Swiss firm, purchased Scudder. Typically, when acquisitions occur, all of the other companies in the industry are seen as potential takeover targets and their stocks tend to rise.
Q. WHICH INVESTMENT BANKS AND BROKERS HAD A STRONG INFLUENCE ON
PERFORMANCE?
A. They all tended to do well. Lehman Brothers was up close to 100%, to name one major contributor. Additionally, stocks of companies such as Salomon, Alex Brown, Quick & Reilly and Piper Jaffray - all of which were acquired by other companies during the year - obviously helped.
Q. HOW DID INVESTMENT MANAGERS AND MUTUAL FUND COMPANIES DO?
A. They performed exceptionally well, as would be expected in a bull market. Assets under management for some of the publicly traded mutual fund companies grew rapidly, and we saw stock prices increase faster than earnings. Franklin Resources and T. Rowe Price performed very well during the period.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Not really. I did tend to have 7% to 8% of portfolio assets invested in life insurance and variable annuity companies. While these companies performed admirably, they did not match the performance of the brokerages and asset managers. Also, having an average cash position of 8% to 10% held back performance somewhat.
Q. WHAT IS YOUR OUTLOOK, PETER?
A. Well, I would be surprised if performance again reached more than 57% over the next 12 months, so I would hope that investors temper expectations for 1998. However, if interest rates remain stable and the stock market continues to be strong, this fund can continue to perform well relative to the overall market. In addition, continued consolidation in the sector should support stock prices. Still, I tend to be more cautious than a year ago.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: July 29, 1985
FUND NUMBER: 068
TRADING SYMBOL: FSLBX
SIZE: as of February 28, 1998, more than $676 million
MANAGER: Peter Fruzzetti, since1997; equity analyst, insurance and health care industries, 1993-1996; equity analyst, insurance industry, since 1996; joined Fidelity in 1993
(checkmark)
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.9%
 SHARES VALUE (NOTE 1)
BANKS - 9.8%
INTERNATIONAL BANKS - 2.5%
Deutsche Bank AG  85,000 $ 5,728,461
Julius Baer Holding AG  4,600  10,625,043
Toronto Dominion Bank  14,443  610,689
  16,964,193
NATIONAL COMMERCIAL BANKS - 4.8%
BankAmerica Corp.   40,000  3,100,000
Citicorp  65,000  8,612,500
Mellon Bank Corp.   60,000  3,738,750
NationsBank Corp.   83,200  5,699,200
Providian Financial Corp.   190,400  10,805,200
  31,955,650
STATE BANKS FEDERAL RESERVE - 2.5%
Credit Suisse Group (Reg.)  91,400  16,527,465
TOTAL BANKS   65,447,308
COMPUTER SERVICES & SOFTWARE - 2.3%
DATA PROCESSING - 0.5%
DST Systems, Inc. (a)   64,100  3,389,288
ELECTRONIC INFORMATION RETRIEVAL- 1.8%
E Trade Group, Inc. (a)   450,000  12,037,500
TOTAL COMPUTER SERVICES & SOFTWARE   15,426,788
CREDIT & OTHER FINANCE - 3.8%
FINANCIAL SERVICES - 3.8%
American Express Co.   40,000  3,602,500
Equitable Companies, Inc.   356,600  18,654,638
Investors Financial Services Corp.   7,507  352,829
Perpetual PLC  20,000  1,065,312
Phoenix Duff & Phelps Corp.   225,600  1,833,000
  25,508,279
INSURANCE - 14.2%
ACCIDENT & HEALTH INSURANCE - 0.1%
UICI (a)  15,000  481,875
INSURANCE BROKERS & SERVICES - 2.9%
Marsh & McLennan Companies, Inc.   222,000  19,244,625
INSURANCE CARRIERS - 1.1%
AFLAC, Inc.   120,000  7,372,500
LIFE INSURANCE - 5.1%
ARM Financial Group, Inc. Class A  400  9,100
Amerus Life Holdings, Inc.   15,500  505,688
Delphi Financial Group, Inc. Class A  20,400  897,600
Hartford Life, Inc. Class A  95,000  4,090,938
ING Groep NV  135,000  7,145,021
Liberty Financial Companies, Inc.   123,000  4,458,750
Life RE Corp.   14,300  909,838
Nationwide Financial Services, Inc.
 Class A  144,000  6,336,000
Protective Life Corp.   19,000  1,313,375
SunAmerica, Inc.   149,250  6,762,891
Torchmark Corp.   41,700  1,941,656
  34,370,857
PROPERTY-CASUALTY & REINSURANCE - 5.0%
Reinsurance Group of America, Inc.   30,000  1,374,375
Travelers Group, Inc. (The)  586,502  32,697,487
  34,071,862
TOTAL INSURANCE   95,541,719

 SHARES VALUE (NOTE 1)
RAILROADS - 3.0%
Kansas City Southern Industries, Inc.   548,900 $ 20,412,219
SAVINGS & LOANS - 0.1%
SAVINGS BANKS, FEDERAL CHARTER - 0.1%
Dime Bancorp., Inc.   20,000  610,000
SECURITIES INDUSTRY - 58.7%
INVESTMENT ADVICE - 2.3%
Conning Corp.   500  9,375
New England Investment Companies LP  159,100  5,568,500
Pilgrim America Capital Corp. (a)   46,000  1,184,500
Trimark Financial Corp.   145,400  5,290,058
United Asset Management Corp.   120,000  3,187,500
  15,239,933
INVESTMENT MANAGERS - 11.0%
Alliance Capital Management LP  105,000  5,263,125
Eaton Vance Corp.   45,000  1,870,313
Franklin Resources, Inc.   448,900  22,893,900
Investors Group Inc.   239,700  7,239,403
John Nuveen Co. Class A  150,000  5,296,875
Mackenzie Financial Corp.   566,100  7,395,582
PIMCO Advisors Holdings LP units  156,200  5,554,863
Pioneer Group, Inc.   200,000  5,975,000
Price (T. Rowe) Associates, Inc.   188,600  12,518,325
  74,007,386
SECURITY & COMMODITY BROKERS - 29.4%
Advest Group, Inc. (The)  305,800  7,625,888
Bear Stearns Companies, Inc.   684,072  31,894,857
Edwards (A.G.), Inc.   814,200  34,247,288
Fahnestock Viner Holdings, Inc. Class A  77,600  1,348,973
First Marathon Inc. Class A (non-vtg.)  44,700  635,768
Jefferies Group, Inc.   163,600  7,249,525
Legg Mason, Inc.   159,166  9,510,169
McDonald & Co. Investments, Inc.   156,000  3,900,000
Merrill Lynch & Co., Inc.   445,100  31,852,469
Midland Walwyn, Inc.   385,000  5,029,675
Morgan Keegan, Inc.   157,925  3,395,388
Morgan Stanley, Dean Witter, Discover
 and Co.  469,865  32,743,717
Piper Jaffray Inc.   52,600  1,933,050
Raymond James Financial, Inc.   238,150  9,496,231
Schwab (Charles) Corp.  338,000  12,759,500
Southwest Securities Group, Inc.   78,540  2,110,763
Stifel Financial Corp.   110,250  1,474,594
  197,207,855
SECURITY BROKERS & DEALERS - 16.0%
Dain Rauscher Corp.   188,350  11,042,019
Donaldson Lufkin & Jenrette, Inc.  159,500  13,059,063
Everen Capital Corp.   100,400  4,279,550
Hambrecht & Quist Group (a)  201,500  6,473,188
Lehman Brothers Holdings, Inc.   563,000  35,504,188
PaineWebber Group, Inc.   889,200  37,346,400
Peregrine Investments Holdings Ltd.   84,300  -
  107,704,408
TOTAL SECURITIES INDUSTRY   394,159,582
TOTAL COMMON STOCKS
 (Cost $468,751,347)   617,105,895
CASH EQUIVALENTS - 8.1%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $54,721,687)  54,721,687 $ 54,721,687
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $523,473,034)  $ 671,827,582
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $442,689,443 and $387,722,009, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $97,806 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $11,972,000 and $8,206,500, respectively. The weighted average interest rate was 5.7% (see Note 7 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   89.8%
Canada   4.1
Switzerland   4.0
Netherlands    1.1
Others (individually less than 1%)   1.0
TOTAL  100.0%
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $524,642,120. Net unrealized appreciation aggregated $147,185,462, of which $152,451,263 related to appreciated investment securities and $5,265,801 related to depreciated investment securities.
The fund hereby designates approximately $7,149,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 2.00% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. (unaudited)
A total of 54% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                      $ 671,827,582
SECURITIES,
AT VALUE
(COST
$523,473
,034) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                          2,413,177
FOR
INVESTMENT
S SOLD

RECEIVABLE                          21,418,223
FOR FUND
SHARES
SOLD

DIVIDENDS                           316,041
RECEIVABLE

INTEREST                            154,132
RECEIVABLE

REDEMPTION                          1,123
FEES
RECEIVABLE

OTHER                               4,514
RECEIVABLE
S

 TOTAL                              696,134,792
ASSETS

LIABILITIES

PAYABLE FOR          $ 16,779,027
INVESTMENT
S
PURCHASED

PAYABLE FOR           2,682,375
FUND
SHARES
REDEEMED

ACCRUED               294,820
MANAGEM
ENT FEE

OTHER                 311,182
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                              20,067,404
LIABILITIES

NET ASSETS                         $ 676,067,388

NET ASSETS
CONSIST OF:

PAID IN                            $ 512,597,946
CAPITAL

UNDISTRIBUTE                        675,811
D NET
INVESTMENT
INCOME

ACCUMULATED                         14,435,570
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                 148,358,061
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                        $ 676,067,388
FOR
16,996,4
60
SHARES
OUTSTANDIN
G

NET ASSET                           $39.78
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($676,06
7,388 (DIVIDED BY)
16,996,4
60 SHARES)

MAXIMUM                             $41.01
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$39.78)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                   $ 5,421,728
INCOME
DIVIDENDS

INTEREST                      2,013,070

 TOTAL                        7,434,798
INCOME

EXPENSES

MANAGEMEN      $ 2,493,991
T FEE

TRANSFER        2,546,929
AGENT FEES

ACCOUNTING      404,906
FEES AND
EXPENSES

NON-INTEREST    1,554
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       28,423
FEES AND
EXPENSES

REGISTRATION    35,368
FEES

AUDIT           34,377

LEGAL           1,646

INTEREST        2,595

MISCELLANEO     2,130
US

 TOTAL          5,551,919
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (169,894)     5,382,025
REDUCTIONS

NET                           2,052,773
INVESTMEN
T INCOME

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     24,255,799
SECURITIES

 FOREIGN        (17,960)      24,237,839
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     128,108,591
SECURITIES

 ASSETS AND     3,513         128,112,104
LIABILITIES
IN
  FOREIGN
CURRENCIES

NET GAIN                      152,349,943
(LOSS)

NET INCREASE                 $ 154,402,716
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                        $ 4,327,828
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                       $ 13,492
CHARGES -
DEALERS'
PORTION

 DEFERRED                    $ 2,431
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                    $ 196,358
FEES
WITHHELD
BY FSC

 EXPENSE                     $ 164,465
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                    3,132
N CREDITS

  TRANSFER                    2,297
AGENT
CREDITS

                             $ 169,894

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ 2,052,773     $ 269,737
NET
INVESTMENT
INCOME

 NET             24,237,839      1,506,496
REALIZED
GAIN (LOSS)

 CHANGE IN       128,112,104     16,730,770
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             154,402,716     18,507,003
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (1,439,025)     (152,473)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (10,009,644)    (1,573,937)
REALIZED
GAIN

 TOTAL           (11,448,669)    (1,726,410)
DISTRIBUTIO
NS

SHARE            894,533,503     516,393,133
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       11,336,755      1,697,946
ENT OF
DISTRIBUTIO
NS

 COST OF         (832,884,965)   (114,791,803)
SHARES
REDEEMED

 NET             72,985,293      403,299,276
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       1,340,868       325,639
N FEES

  TOTAL          217,280,208     420,405,508
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       458,787,180     38,381,672
OF PERIOD

 END OF         $ 676,067,388   $ 458,787,180
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF
$675,8
11 AND
$162,2
09,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            26,764,779      20,890,431

 ISSUED IN       321,841         83,782
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (27,900,822)    (5,239,816)

 NET             (814,202)       15,734,397
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 25.76    $ 18.49    $ 15.51   $ 17.75    $ 14.22
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            .16        .08        .09       (.03)      (.02)
INVESTMENT
INCOME
(LOSS) C

 NET            14.46      7.80       4.29      (2.25)     4.95
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     14.62      7.88       4.38      (2.28)     4.93
INVESTMENT
OPERATIONS



LESS
DISTRIBUTIO
NS

 FROM NET       (.09)      (.06)      (.04)     -          (.01)
INVESTMENT
INCOME

 FROM NET       (.61)      (.65)      (1.09)    -          (1.47)
REALIZED
GAIN

 IN EXCESS      -          -          (.35)     -          -
OF NET
REALIZED
GAIN

 TOTAL          (.70)      (.71)      (1.48)    -          (1.48)
DISTRIBUTIO
NS

REDEMPTION      .10        .10        .08       .04        .08
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 39.78    $ 25.76    $ 18.49   $ 15.51    $ 17.75
VALUE, END
OF PERIOD

TOTAL           57.56%     44.27%     29.85%    (12.62)%   35.87%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 676,067  $ 458,787  $ 38,382  $ 27,346   $ 59,810
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.33%      1.94%      1.64% D   2.54% D    1.79%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.29% E    1.93% E    1.61% E   2.54%      1.77% E
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    .49%       .37%       .50%      (.20)%     (.14)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       100%       16%        166%      139%       295%
TURNOVER
RATE

AVERAGE        $ .0460    $ .0392
COMMISSIO
N RATE F




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET
INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN
ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE
FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. E FMR OR THE FUND
HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE
MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


FINANCIAL SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998               YEAR    YEARS    YEARS

SELECT FINANCIAL SERVICES       41.08%  208.67%  607.94%

SELECT FINANCIAL SERVICES       36.78%  199.34%  586.63%
(LOAD ADJ.)

S&P 500                         35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED              PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998          YEAR    YEARS   YEARS

SELECT FINANCIAL SERVICES  41.08%  25.29%  21.62%

SELECT FINANCIAL SERVICES  36.78%  24.52%  21.25%
(LOAD ADJ.)

S&P 500                    35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS

             Financial Services          S&P 500
             00066                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9533.00                     9691.00
  1988/04/30       9366.01                     9798.57
  1988/05/31       9458.39                     9883.82
  1988/06/30      10041.10                    10337.48
  1988/07/31       9973.59                    10298.20
  1988/08/31       9945.16                     9948.06
  1988/09/30      10357.33                    10371.85
  1988/10/31      10385.75                    10660.19
  1988/11/30       9955.82                    10507.75
  1988/12/31       9778.85                    10691.63
  1989/01/31      10280.05                    11474.26
  1989/02/28      10258.10                    11188.55
  1989/03/31      11008.07                    11449.25
  1989/04/30      11209.28                    12043.46
  1989/05/31      11911.69                    12531.22
  1989/06/30      11828.69                    12459.79
  1989/07/31      12775.43                    13584.91
  1989/08/31      13136.44                    13851.18
  1989/09/30      13409.04                    13794.39
  1989/10/31      12130.76                    13474.36
  1989/11/30      11964.99                    13749.23
  1989/12/31      11670.32                    14079.22
  1990/01/31      10685.09                    13134.50
  1990/02/28      11071.75                    13303.94
  1990/03/31      10900.73                    13656.49
  1990/04/30      10514.07                    13315.08
  1990/05/31      11439.81                    14613.30
  1990/06/30      11120.08                    14513.93
  1990/07/31      10406.25                    14467.48
  1990/08/31       9160.77                    13159.62
  1990/09/30       7796.32                    12518.75
  1990/10/31       7115.96                    12464.92
  1990/11/30       8119.78                    13270.15
  1990/12/31       8830.94                    13640.39
  1991/01/31       9633.41                    14235.11
  1991/02/28      10740.13                    15252.92
  1991/03/31      11253.56                    15622.04
  1991/04/30      11618.66                    15659.53
  1991/05/31      12508.60                    16336.03
  1991/06/30      11493.16                    15587.84
  1991/07/31      12402.11                    16314.23
  1991/08/31      13223.60                    16700.88
  1991/09/30      13143.73                    16421.97
  1991/10/31      13432.77                    16642.03
  1991/11/30      12436.34                    15971.35
  1991/12/31      14273.32                    17798.47
  1992/01/31      14984.29                    17467.42
  1992/02/29      16060.37                    17694.50
  1992/03/31      15699.11                    17349.46
  1992/04/30      16302.48                    17859.53
  1992/05/31      17001.93                    17947.04
  1992/06/30      17393.14                    17679.63
  1992/07/31      17890.53                    18402.73
  1992/08/31      16864.41                    18025.47
  1992/09/30      17389.22                    18238.17
  1992/10/31      18078.52                    18302.01
  1992/11/30      19437.55                    18926.11
  1992/12/31      20385.16                    19158.90
  1993/01/31      21670.98                    19319.83
  1993/02/28      22247.09                    19582.58
  1993/03/31      23411.84                    19995.77
  1993/04/30      22291.05                    19511.88
  1993/05/31      22299.50                    20034.79
  1993/06/30      23131.98                    20092.89
  1993/07/31      23753.17                    20012.52
  1993/08/31      24492.68                    20771.00
  1993/09/30      25058.94                    20611.06
  1993/10/31      24387.04                    21037.71
  1993/11/30      23301.01                    20837.85
  1993/12/31      23963.65                    21089.99
  1994/01/31      25590.42                    21807.05
  1994/02/28      24661.53                    21216.08
  1994/03/31      23535.30                    20291.06
  1994/04/30      24429.03                    20550.78
  1994/05/31      25471.76                    20887.82
  1994/06/30      24870.37                    20376.06
  1994/07/31      25738.50                    21044.40
  1994/08/31      26640.59                    21907.22
  1994/09/30      24632.72                    21370.49
  1994/10/31      24501.77                    21851.33
  1994/11/30      22949.80                    21055.50
  1994/12/31      23089.58                    21367.76
  1995/01/31      24283.69                    21921.82
  1995/02/28      25825.85                    22776.12
  1995/03/31      26281.00                    23448.24
  1995/04/30      27105.63                    24138.79
  1995/05/31      28610.30                    25103.62
  1995/06/30      28744.17                    25686.77
  1995/07/31      29708.02                    26538.55
  1995/08/31      30864.64                    26605.16
  1995/09/30      32626.35                    27727.90
  1995/10/31      31791.01                    27628.91
  1995/11/30      33932.90                    28841.82
  1995/12/31      34020.23                    29397.31
  1996/01/31      35610.83                    30398.00
  1996/02/29      35911.46                    30679.78
  1996/03/31      36337.81                    30975.23
  1996/04/30      35934.52                    31431.81
  1996/05/31      36769.55                    32242.43
  1996/06/30      37307.56                    32365.28
  1996/07/31      36494.94                    30935.38
  1996/08/31      37582.17                    31587.81
  1996/09/30      40076.07                    33365.57
  1996/10/31      42614.80                    34285.79
  1996/11/30      46274.38                    36877.45
  1996/12/31      44946.73                    36146.91
  1997/01/31      47622.75                    38405.37
  1997/02/28      48673.21                    38706.47
  1997/03/31      45017.15                    37116.02
  1997/04/30      48808.38                    39331.84
  1997/05/31      50410.68                    41726.37
  1997/06/30      53091.44                    43595.71
  1997/07/31      59038.42                    47064.62
  1997/08/31      55685.93                    44428.06
  1997/09/30      59254.12                    46861.38
  1997/10/31      58465.30                    45296.21
  1997/11/30      60443.51                    47392.97
  1997/12/31      63816.58                    48206.71
  1998/01/31      63131.74                    48739.88
  1998/02/27      68663.00                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980325 100216 R00000000000123






$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $68,663 - a 586.63% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                    % OF FUND'S
                                    INVESTMENTS

NATIONSBANK CORP.                   6.4

CITICORP                            4.6

BANC ONE CORP.                      4.4

BANK OF NEW YORK CO., INC.          3.8

AMERICAN INTERNATIONAL GROUP, INC.  3.6

AMERICAN EXPRESS CO.                3.3

U.S. BANCORP                        3.2

MBNA CORP.                          3.0

LEHMAN BROTHERS HOLDINGS, INC.      2.8

BANKAMERICA CORP.                   2.7

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
NATIONAL COMMERCIAL BANKS 36.1%
PROPERTY-CASUALTY &
REINSURANCE 13.6%
PERSONAL CREDIT INSTITUTIONS 9.7%
FINANCIAL SERVICES 6.4%
FEDERAL & FEDERALLY SPONSORED
CREDIT AGENCIES 5.8%
ALL OTHERS 28.4%






ROW: 1, COL: 1, VALUE: 28.4
ROW: 1, COL: 2, VALUE: 5.8
ROW: 1, COL: 3, VALUE: 6.4
ROW: 1, COL: 4, VALUE: 9.699999999999999
ROW: 1, COL: 5, VALUE: 13.6
ROW: 1, COL: 6, VALUE: 36.1
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW



NOTE TO SHAREHOLDERS: Effective January 31, 1998, Robert Ewing (right) became Portfolio Manager of Fidelity Select Financial Services Portfolio. The following is an interview with Louis Salemy, who managed the fund during most of the period covered by the report, and Robert Ewing, who discusses his investment philosophy, outlook and recent changes to the fund.
Q. HOW DID THE FUND PERFORM, LOUIS?
L.S. It did very well. For the 12 months that ended February 28, 1998, the fund had a total return of 41.08%. The Standard & Poor's 500 Index had a return of 35.01% during the same period.
Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT FOR FINANCIAL SERVICES STOCKS DURING THE YEAR?
L.S. It was a very favorable period. The sector had faster earnings growth than the market, as measured by the S&P 500; merger and acquisition activity increased; and the yield on the 30-year Treasury bond went from above 7% to under 6%. These declining interest rates were positive for the market overall and financial service company stocks in particular. In addition, consolidation and speculation about potential takeovers helped support stock valuations, leading to share-price appreciation. The financial crisis in Asia was another important factor. In the finance sector, the only companies exposed to this crisis were the large, multinational money center banks. On the other hand, many domestic-based financial services stocks performed well because they were perceived as safe havens from the volatility.
Q. WHAT FINANCIAL SERVICE STOCKS WERE SOME OF THE MAJOR CONTRIBUTORS TO PERFORMANCE DURING THE PERIOD?
L.S. American Express was a solid performer, helped by increasing its market share in the credit card business. In addition, the company continued to buy back its own shares, supporting the price of the stock. Allstate, the fund's largest insurance company investment for much of the year, also did well. Finally, Barnett Banks, was an outstanding investment for the fund. Barnett was taken over by NationsBank, the fund's top holding at the end of the fiscal year.
Q. WERE THERE ANY DISAPPOINTMENTS OVER THE PERIOD?
L.S. Citicorp was a disappointment, although not for anything that the company did wrong. The stock of this money center bank declined dramatically as a result of the Asian crisis. I think the market's perception of Citicorp's Asian problems was worse than the reality.
Q. TURNING TO YOU BOB, HAVE YOU MADE ANY CHANGES IN THE FIRST MONTH SINCE TAKING OVER THE FUND?
R.E. I've tried to take a fresh look at the fund and incorporate a broader range of opportunities in financial services. I've reduced the cash equivalent position from about 15% to about 8%, using the money to buy more stocks in brokerage and asset management companies, as well as real estate investment trusts and related financial services companies. I also have increased the number of holdings in the fund and decreased the overall concentration for wider diversification and less risk.
Q. HOW WOULD YOU DESCRIBE YOUR INVESTMENT STYLE AND OUTLOOK, BOB?
R.E. I tend to view myself more as a value investor than a growth or momentum investor. I do well by buying stocks that are cheap when compared to stocks of similar companies and owning them as their stock prices appreciate. At the same time, I pay careful attention to growth opportunities and will pay a fair price for a growing company. As for my outlook, current valuations of financial stocks are high by most historic standards and the American economy is fairly late in its current economic cycle. The high valuations and longevity of the economic cycle can mean a challenging environment, complicated by the unfolding story in Asia. The challenge, however, also plays to the strength of Fidelity's team of financial analysts, as we try to distinguish between good and bad investment opportunities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: December 10, 1981
FUND NUMBER: 066
TRADING SYMBOL: FIDSX
SIZE: as of February 28, 1998, more than $604 million
MANAGER: Robert Ewing, since January 1998;
manager, Fidelity Advisor Financial Services Fund since January 1998; Fidelity Select Environmental
Services Portfolio, 1996-1997; Fidelity Select
Energy Services Portfolio, 1996-January 1998;
joined Fidelity in 1990
(checkmark)
FINANCIAL SERVICES PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.4%
 SHARES VALUE (NOTE 1)
BANKS - 38.2%
NATIONAL COMMERCIAL BANKS - 36.1%
Banc One Corp.   473,219 $ 26,736,864
Bank of New York Co., Inc.   395,468  23,159,595
BankAmerica Corp.   212,000  16,430,000
Chase Manhattan Corp.   50,000  6,203,125
Citicorp  211,000  27,957,500
Comerica, Inc.   153,445  15,469,174
Marshall & Ilsley Corp.   30,000  1,758,750
Mellon Bank Corp.   170,000  10,593,125
National City Corp.   135,500  8,841,375
NationsBank Corp.   565,400  38,729,900
Providian Financial Corp.   61,800  3,507,150
Republic New York Corp.   3,000  363,000
U.S. Bancorp   170,163  19,579,380
Wachovia Corp.   69,500  5,525,250
Wells Fargo & Co.   42,000  13,524,000
  218,378,188
STATE BANKS FEDERAL RESERVE - 2.1%
Crestar Financial Corp.   20,000  1,105,000
Northern Trust Corp.   155,000  11,789,688
  12,894,688
TOTAL BANKS   231,272,876
CREDIT & OTHER FINANCE - 18.2%
BANK HOLDING COMPANY OFFICES - 1.5%
Fleet Financial Group, Inc.   114,767  9,045,074
FINANCIAL SERVICES - 6.4%
American Express Co.   224,300  20,201,019
Equitable Companies, Inc.   54,200  2,835,338
First Chicago NBD Corp.   85,000  6,985,938
Transamerica Corp.   75,000  8,732,813
  38,755,108
MORTGAGE BANKERS - 0.6%
Money Store, Inc. (The)  135,000  3,366,563
PERSONAL CREDIT INSTITUTIONS - 9.7%
Associates First Capital Corp.   75,100  6,008,000
Beneficial Corp.   136,800  16,142,400
Green Tree Financial Corp.   85,000  1,949,688
Household International, Inc.   124,300  16,143,463
MBNA Corp.   515,000  18,443,438
  58,686,989
TOTAL CREDIT & OTHER FINANCE   109,853,734
FEDERAL SPONSORED CREDIT - 5.8%
FEDERAL & FEDERALLY SPONSORED CREDIT AGENCIES - 5.8%
Freddie Mac   234,600  11,084,850
Fannie Mae  255,000  16,272,188
SLM Holding Corp.   186,000  7,684,125
  35,041,163
INSURANCE - 21.3%
INSURANCE BROKERS & SERVICES - 0.8%
Marsh & McLennan Companies, Inc.   55,000  4,767,813

 SHARES VALUE (NOTE 1)
INSURANCE CARRIERS - 3.3%
AFLAC, Inc.   211,000 $ 12,963,313
AMBAC, Inc.   25,000  1,331,250
Blanch E.W. Holdings, Inc.   35,000  1,257,813
MBIA, Inc.   40,000  2,927,500
MGIC Investment Corp.   20,000  1,473,750
  19,953,626
LIFE INSURANCE - 3.6%
American Bankers Insurance Group, Inc.   7,800  438,750
Aon Corp.   72,500  4,336,406
Hartford Life, Inc. Class A  25,000  1,076,563
Nationwide Financial Services, Inc.
 Class A  35,000  1,540,000
SunAmerica, Inc.   200,000  9,062,500
Torchmark Corp.   10,000  465,625
UNUM Corp.   95,000  4,886,563
  21,806,407
PROPERTY-CASUALTY & REINSURANCE - 13.6%
ACE Ltd.   15,000  1,483,125
Aegon NV (Reg.)  18,470  2,077,875
Allstate Corp.   143,900  13,418,675
American International Group, Inc.   180,000  21,633,750
General Re Corp.   10,500  2,236,500
Hartford Financial Services Group, Inc.   95,000  9,333,750
Old Republic International Corp.   20,000  843,750
PMI Group, Inc.   173,400  12,614,850
Progressive Corp.   30,000  3,476,250
SAFECO Corp.   40,000  2,097,500
Travelers Group, Inc. (The)  217,000  12,097,750
Vesta Insurance Group Corp.   20,000  1,146,250
  82,460,025
TOTAL INSURANCE   128,987,871
REAL ESTATE INVESTMENT TRUSTS - 0.8%
Crescent Real Estate Equities, Inc.   20,000  681,250
Imperial Credit Commercial Mortgage
 Investment Corp.   85,100  1,308,413
Ocwen Asset Investment Corp.   71,900  1,415,531
Public Storage, Inc.   15,000  462,188
Starwood Hotels & Resorts Trust   20,000  1,131,250
  4,998,632
SAVINGS & LOANS - 2.8%
SAVINGS BANKS & SAVINGS & LOANS - 0.2%
Astoria Financial Corp.   25,000  1,396,875
SAVINGS BANKS, FEDERAL CHARTER - 2.6%
Ahmanson (H.F.) & Co.   41,000  2,559,938
Dime Bancorp., Inc.   115,000  3,507,500
Golden State Bancorp (a)  50,000  1,781,250
RedFed Bancorp, Inc. (a)   122,600  2,429,013
Washington Mutual, Inc.   80,000  5,370,000
  15,647,701
TOTAL SAVINGS & LOANS   17,044,576
SECURITIES INDUSTRY - 5.3%
SECURITY & COMMODITY BROKERS - 2.5%
Merrill Lynch & Co., Inc.   90,000  6,440,625
Midland Walwyn, Inc.   150,000  1,959,614
Morgan Stanley, Dean Witter, Discover
 and Co.   95,000  6,620,313
  15,020,552
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SECURITIES INDUSTRY - CONTINUED
SECURITY BROKERS & DEALERS - 2.8%
Lehman Brothers Holdings, Inc.   265,600 $ 16,749,400
TOTAL SECURITIES INDUSTRY   31,769,952
TOTAL COMMON STOCKS
 (Cost $430,126,733)   558,968,804
CASH EQUIVALENTS - 7.6%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.62%, dated
 2/27/98 due 3/2/98  $ 15,743,370  15,736,000
 SHARES
Taxable Central Cash Fund (b)  30,129,522  30,129,522
TOTAL CASH EQUIVALENTS
 (Cost $45,865,522)   45,865,522
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $475,992,255)  $ 604,834,326
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $374,840,415 and $359,833,387, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $58,925 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, the value of securities loaned and the value of collateral amounted to $623,425 and $650,000 respectively (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $5,445,000 and $4,251,000, respectively. The weighted average interest rate was 5.9%. Interest expense includes $1,387 paid under the bank borrowing program (see Note 7 of Notes to Financial Statements).
The fund participated in the interfund lending program as a borrower. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $21,034,000. The weighted average interest rate was 5.8%. Interest expense includes $3,363 paid under the interfund lending program (see Note 5 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $476,035,078. Net unrealized appreciation aggregated $128,799,248, of which $129,691,850 related to appreciated investment securities and $892,602related to depreciated investment securities.
The fund hereby designates approximately $43,282,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 0.74% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
A total of 39% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.

FINANCIAL SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                     $ 604,834,326
SECURITIES,
AT VALUE
(INCLUDING
REPURCHAS
E
AGREEMENT
S OF
$15,736,
000) (COST
$475,992
,255) -
SEE
ACCOMPAN
YING
SCHEDULE

CASH                               57

RECEIVABLE                         3,756,105
FOR FUND
SHARES
SOLD

DIVIDENDS                          529,567
RECEIVABLE

INTEREST                           122,334
RECEIVABLE

REDEMPTION                         1,079
FEES
RECEIVABLE

OTHER                              7,065
RECEIVABLE
S

 TOTAL                             609,250,533
ASSETS

LIABILITIES

PAYABLE FOR          $ 1,172,683
INVESTMENT
S
PURCHASED

PAYABLE FOR           1,916,729
FUND
SHARES
REDEEMED

ACCRUED               281,704
MANAGEM
ENT FEE

OTHER                 321,801
PAYABLES
AND
ACCRUED
EXPENSES

COLLATERAL ON         650,000
SECURITIES
LOANED,
AT VALUE

 TOTAL                             4,342,917
LIABILITIES

NET ASSETS                        $ 604,907,616

NET ASSETS
CONSIST OF:

PAID IN                           $ 402,172,409
CAPITAL

UNDISTRIBUTE                       1,378,882
D NET
INVESTMENT
INCOME

ACCUMULATED                        72,514,254
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                128,842,071
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                       $ 604,907,616
FOR
5,857,20
8
SHARES
OUTSTANDIN
G

NET ASSET                          $103.28
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($604,90
7,616 (DIVIDED BY)
5,857,20
8 SHARES)

MAXIMUM                            $106.47
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$103.28)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                   $ 7,328,652
INCOME
DIVIDENDS

INTEREST                      2,360,948
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$10,780)

 TOTAL                        9,689,600
INCOME

EXPENSES

MANAGEMEN      $ 2,799,557
T FEE

TRANSFER        2,694,188
AGENT FEES

ACCOUNTING      466,466
AND
SECURITY
LENDING
FEES

NON-INTEREST    2,141
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       13,248
FEES AND
EXPENSES

REGISTRATION    100,883
FEES

AUDIT           35,690

LEGAL           2,406

INTEREST        4,750

MISCELLANEO     3,470
US

 TOTAL          6,122,799
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (67,147)      6,055,652
REDUCTIONS

NET                           3,633,948
INVESTMEN
T INCOME

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     108,049,075
SECURITIES

 FOREIGN        (2,044)       108,047,031
CURRENCY
TRANSACTIO
NS

CHANGE IN                     47,345,052
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
SECURITIES

NET GAIN                      155,392,083
(LOSS)

NET INCREASE                 $ 159,026,031
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                        $ 2,098,142
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                       $ 10,561
CHARGES -
DEALERS'
PORTION

 DEFERRED                    $ 8,343
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                    $ 122,468
FEES
WITHHELD
BY FSC

 EXPENSE                     $ 66,065
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                    51
N CREDITS

  TRANSFER                    1,031
AGENT
CREDITS

                             $ 67,147

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ 3,633,948     $ 2,811,616
NET
INVESTMENT
INCOME

 NET             108,047,031     37,306,366
REALIZED
GAIN (LOSS)

 CHANGE IN       47,345,052      40,110,184
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             159,026,031     80,228,166
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (3,089,281)     (2,448,822)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (50,526,464)    (17,755,935)
REALIZED
GAIN

 TOTAL           (53,615,745)    (20,204,757)
DISTRIBUTIO
NS

SHARE            474,752,061     393,395,549
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       52,640,022      19,821,424
ENT OF
DISTRIBUTIO
NS

 COST OF         (455,053,591)   (317,821,398)
SHARES
REDEEMED

 NET             72,338,492      95,395,575
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       734,651         538,820
N FEES

  TOTAL          178,483,429     155,957,804
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       426,424,187     270,466,383
OF PERIOD

 END OF         $ 604,907,616   $ 426,424,187
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF
$1,378,
882 AND
$1,356,
398,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            5,332,883       5,282,928

 ISSUED IN       604,501         276,585
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (5,221,709)     (4,534,794)

 NET             715,675         1,024,719
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 82.94    $ 65.70    $ 48.23    $ 51.24    $ 53.29
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            .70        .74        1.03       .76        .29
INVESTMENT
INCOME C

 NET            30.65      21.55      17.56      .87        5.02
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     31.35      22.29      18.59      1.63       5.31
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (.64)      (.63)      (.37)      (.79)      (.20)
INVESTMENT
INCOME

 FROM NET       (10.51)    (4.56)     (.91)      (3.93)     (7.32)
REALIZED
GAIN

 TOTAL          (11.15)    (5.19)     (1.28)     (4.72)     (7.52)
DISTRIBUTIO
NS

REDEMPTION      .14        .14        .16        .08        .16
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 103.28   $ 82.94    $ 65.70    $ 48.23    $ 51.24
VALUE, END
OF PERIOD

TOTAL           41.08%     35.54%     39.05%     4.72%      10.85%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 604,908  $ 426,424  $ 270,466  $ 153,089  $ 116,195
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.31%      1.45%      1.42%      1.56%      1.64%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.29% D    1.43% D    1.41% D    1.54% D    1.63% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    .78%       1.03%      1.78%      1.52%      .53%
INVESTMENT
INCOME TO
AVERAGE
NET ASSETS

PORTFOLIO       84%        80%        125%       107%       93%
TURNOVER
RATE

AVERAGE        $ .0452    $ .0433
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET
INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


HOME FINANCE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED             PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998         YEAR    YEARS    YEARS

SELECT HOME FINANCE       32.39%  276.17%  975.96%

SELECT HOME FINANCE       28.35%  264.81%  943.60%
(LOAD ADJ.)

S&P 500                   35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED         PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998     YEAR    YEARS   YEARS

SELECT HOME FINANCE   32.39%  30.34%  26.82%

SELECT HOME FINANCE   28.35%  29.54%  26.43%
(LOAD ADJ.)

S&P 500               35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 132056 S00000000000001
             HOME FINANCE                S&P 500
             00098                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9431.49                     9691.00
  1988/04/30       9588.12                     9798.57
  1988/05/31       9576.93                     9883.82
  1988/06/30      10181.08                    10337.48
  1988/07/31      10360.09                    10298.20
  1988/08/31      10102.77                     9948.06
  1988/09/30      10617.42                    10371.85
  1988/10/31      10919.49                    10660.19
  1988/11/30      10371.28                    10507.75
  1988/12/31      10552.83                    10691.63
  1989/01/31      11437.91                    11474.26
  1989/02/28      11687.55                    11188.55
  1989/03/31      11744.28                    11449.25
  1989/04/30      12345.68                    12043.46
  1989/05/31      12879.00                    12531.22
  1989/06/30      13138.23                    12459.79
  1989/07/31      13596.01                    13584.91
  1989/08/31      14431.45                    13851.18
  1989/09/30      14969.34                    13794.39
  1989/10/31      13103.90                    13474.36
  1989/11/30      12680.45                    13749.23
  1989/12/31      11537.03                    14079.22
  1990/01/31      10580.59                    13134.50
  1990/02/28      10975.12                    13303.94
  1990/03/31      10999.03                    13656.49
  1990/04/30      10736.01                    13315.08
  1990/05/31      11752.23                    14613.30
  1990/06/30      11632.67                    14513.93
  1990/07/31      10628.41                    14467.48
  1990/08/31       9552.42                    13159.62
  1990/09/30       8727.49                    12518.75
  1990/10/31       8069.94                    12464.92
  1990/11/30       8942.69                    13270.15
  1990/12/31       9796.89                    13640.39
  1991/01/31      10733.99                    14235.11
  1991/02/28      12194.40                    15252.92
  1991/03/31      12754.22                    15622.04
  1991/04/30      13192.34                    15659.53
  1991/05/31      13739.99                    16336.03
  1991/06/30      12973.28                    15587.84
  1991/07/31      14360.66                    16314.23
  1991/08/31      14908.32                    16700.88
  1991/09/30      14786.62                    16421.97
  1991/10/31      14531.05                    16642.03
  1991/11/30      13861.69                    15971.35
  1991/12/31      16126.24                    17798.47
  1992/01/31      17715.46                    17467.42
  1992/02/29      18873.49                    17694.50
  1992/03/31      18553.18                    17349.46
  1992/04/30      18947.41                    17859.53
  1992/05/31      20819.97                    17947.04
  1992/06/30      20846.06                    17679.63
  1992/07/31      21871.07                    18402.73
  1992/08/31      20685.51                    18025.47
  1992/09/30      21018.95                    18238.17
  1992/10/31      21414.14                    18302.01
  1992/11/30      23612.36                    18926.11
  1992/12/31      25455.71                    19158.90
  1993/01/31      27282.02                    19319.83
  1993/02/28      27744.85                    19582.58
  1993/03/31      28733.06                    19995.77
  1993/04/30      27176.74                    19511.88
  1993/05/31      26711.65                    20034.79
  1993/06/30      27377.87                    20092.89
  1993/07/31      29137.69                    20012.52
  1993/08/31      30671.25                    20771.00
  1993/09/30      32632.20                    20611.06
  1993/10/31      32883.61                    21037.71
  1993/11/30      31412.90                    20837.85
  1993/12/31      32403.84                    21089.99
  1994/01/31      33822.51                    21807.05
  1994/02/28      33186.10                    21216.08
  1994/03/31      32562.95                    20291.06
  1994/04/30      33821.93                    20550.78
  1994/05/31      35907.99                    20887.82
  1994/06/30      36505.99                    20376.06
  1994/07/31      37312.60                    21044.40
  1994/08/31      38522.51                    21907.22
  1994/09/30      37201.34                    21370.49
  1994/10/31      34976.21                    21851.33
  1994/11/30      33168.30                    21055.50
  1994/12/31      33272.62                    21367.76
  1995/01/31      34738.92                    21921.82
  1995/02/28      37312.76                    22776.12
  1995/03/31      37250.36                    23448.24
  1995/04/30      39200.23                    24138.79
  1995/05/31      41524.48                    25103.62
  1995/06/30      41961.25                    25686.77
  1995/07/31      43645.94                    26538.55
  1995/08/31      47670.48                    26605.16
  1995/09/30      48668.81                    27727.90
  1995/10/31      47779.67                    27628.91
  1995/11/30      50415.90                    28841.82
  1995/12/31      51070.60                    29397.31
  1996/01/31      52466.94                    30398.00
  1996/02/29      53445.98                    30679.78
  1996/03/31      54665.77                    30975.23
  1996/04/30      53967.84                    31431.81
  1996/05/31      55170.79                    32242.43
  1996/06/30      55417.97                    32365.28
  1996/07/31      56406.69                    30935.38
  1996/08/31      58730.19                    31587.81
  1996/09/30      61696.36                    33365.57
  1996/10/31      66030.27                    34285.79
  1996/11/30      70973.89                    36877.45
  1996/12/31      69903.37                    36146.91
  1997/01/31      74444.77                    38405.37
  1997/02/28      78831.94                    38706.47
  1997/03/31      71531.42                    37116.02
  1997/04/30      73675.41                    39331.84
  1997/05/31      78612.71                    41726.37
  1997/06/30      85323.77                    43595.71
  1997/07/31      93351.45                    47064.62
  1997/08/31      89493.04                    44428.06
  1997/09/30      97520.72                    46861.38
  1997/10/31      96752.69                    45296.21
  1997/11/30      97301.28                    47392.97
  1997/12/31     101883.81                    48206.71
  1998/01/31      96094.29                    48739.88
  1998/02/27     104360.33                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 132059 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $104,360 - a 943.60% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                        % OF FUND'S
                                        INVESTMENTS

WASHINGTON MUTUAL, INC.                 5.3

DIME BANCORP., INC.                     4.6

AHMANSON (H.F.) & CO.                   3.6

CHARTER ONE FINANCIAL CORP.             3.6

GREENPOINT FINANCIAL CORP.              3.5

TCF FINANCIAL CORP.                     2.8

ASTORIA FINANCIAL CORP.                 2.4

PEOPLES HERITAGE FINANCIAL GROUP, INC.  2.3

COMMERCIAL FEDERAL CORP.                2.1

BANK UNITED CORP. CLASS A               1.9

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
SAVINGS BANKS, FEDERAL CHARTER 27.6%
SAVINGS BANKS & SAVINGS &
LOANS 15.7%
NATIONAL COMMERCIAL BANKS 13.7%
MORTGAGE BANKERS 7.4%
BANK HOLDING COMPANY OFFICES 4.5%
PERSONAL CREDIT INSTITUTIONS 4.1%
ALL OTHERS 27.0%
ROW: 1, COL: 1, VALUE: 27.0
ROW: 1, COL: 2, VALUE: 4.1
ROW: 1, COL: 3, VALUE: 4.5
ROW: 1, COL: 4, VALUE: 7.4
ROW: 1, COL: 5, VALUE: 13.7
ROW: 1, COL: 6, VALUE: 15.7
ROW: 1, COL: 7, VALUE: 27.6
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
HOME FINANCE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




Bill Rubin,
Portfolio Manager
of Fidelity Select
Home Finance Portfolio
Q. HOW DID THE FUND PERFORM, BILL?
A. For the 12 months that ended February 28, 1998, the fund had a total return of 32.39%. Over the same period, the Standard & Poor's 500 Index returned 35.01%.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?
A. The economic environment was favorable for mortgage finance companies, with solid growth in U.S. gross domestic product, declining interest rates, low inflation, excellent credit quality, a strong housing market and near-full employment. In addition, many companies in the sector benefited from a "virtuous circle" of favorable events. The better companies have become more adept at lowering expenses and managing credit risk and interest-rate risk, which has resulted in improved earnings growth and higher stock prices. Higher share prices position these companies to make acquisitions that contribute further to their profitability and growth prospects.
Q. AND YET, THE FUND'S PERFORMANCE SLIGHTLY TRAILED THAT OF THE S&P
500.
A. Early in January 1998, the fund's performance suffered a brief but substantial downdraft. As long-term interest rates continued to fall, consumers responded by refinancing with fixed-rate mortgages in an attempt to lock in lower rates. This trend was perceived by investors as negative for savings and loans, which offer primarily variable-rate mortgage products. In addition, the fourth quarter of 1997 saw weakness in the stocks of sub-prime home equity lenders, which specialize in providing loans to people with less than "prime" credit records. In that case, the widespread prepayment of loans triggered by falling interest rates sparked concerns that the "gain-on-sale" accounting method commonly used by these companies might have resulted in overstating their earnings and assets.
Q. WHAT STOCKS PERFORMED WELL DURING THE PERIOD?
A. As has been typical of this sector, the best performers were key players in the trend toward greater industry consolidation. Dime Bancorp was one of the fund's top holdings and strongest performers. Investors responded positively to the company's acquisition of North American Mortgage. This union dramatically enhances Dime's ability to originate mortgage loans and also improves the company's servicing capabilities. Ahmanson also helped the fund's performance. The company's acquisition of Coast Savings was expected to help reduce costs as well as substantially increase Ahmanson's share of the California market. Another standout performer - and the fund's largest holding during most of the period - was Washington Mutual, which appeared to be smoothly integrating last summer's acquisition of Great Western. Washington Mutual has been successful with its strategy of aggressively selling low-cost checking accounts, reaping the fees from overdrafts and services and then cross-selling consumer and mortgage loans to these customers. This strategy was applied to former Great Western customers - apparently with similarly beneficial results. Freddie Mac and Charter One Financial were two other positive contributors.
Q. WHAT STOCKS DISAPPOINTED YOU?
A. Most of the disappointments were in the sub-prime home equity lending category I mentioned earlier. Aames Financial, Green Tree Financial and Cityscape Financial are good examples. All three companies sustained charges to assets and equity because of higher-than-expected loan prepayments caused by greater competition and falling interest rates. In Cityscape's case, there were also regulatory problems that negatively affected the company's formerly lucrative lending business in the United Kingdom.
Q. WHAT'S YOUR OUTLOOK, BILL?
A. As long as interest rates don't increase dramatically, I believe that banks and thrifts will continue to enjoy earnings-per-share growth that is well above the average for stocks in the S&P 500. Credit quality should remain excellent. Strong earnings growth - combined with accelerating industry consolidation and price-to-earnings ratios that are typically 20% to 30% below that of the average S&P 500 stock - should result in continued strong investor interest in mortgage finance stocks. I also believe that the shares of sub-prime home equity lenders were beaten down excessively. I used their recent weakness to increase the fund's position in those stocks, and the group has already begun to rebound. I look for this trend to continue.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: DECEMBER 16, 1985
FUND NUMBER: 098
TRADING SYMBOL: FSVLX
SIZE: AS OF FEBRUARY 28, 1998, MORE THAN
$1.6 BILLION
MANAGER: BILL RUBIN, SINCE 1996; MANAGER,
FIDELITY SELECT DEFENSE AND AEROSPACE PORTFOLIO,
1994-1997; EQUITY ANALYST, VARIOUS INDUSTRY
SECTORS SINCE 1994; JOINED FIDELITY IN 1994
(CHECKMARK)
HOME FINANCE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 94.1%
 SHARES VALUE (NOTE 1)
AUTOS, TIRES, & ACCESSORIES - 0.9%
AUTO DEALERS, GAS STATIONS - RETAIL - 0.9%
Ugly Duckling Corp. (a)(c)  1,454,000 $ 14,540,000
BANKS - 20.2%
INTERNATIONAL BANKS - 3.0%
Australia & New Zealand Banking
 Group Ltd. (a)  865,725  5,941,859
BANACCI SA de CV Class B (a)  529,000  1,331,813
Barclays PLC Ord.   275,000  8,155,884
HSBC Holdings PLC Ord.   200,000  6,135,408
Lloyds TSB Group PLC  766,300  11,514,546
Societe Generale Class A  40,000  6,029,062
Union Bank of Switzerland Ord. (Bearer)  3,500  5,459,570
Westpac Banking Corp.   750,000  5,188,364
  49,756,506
NATIONAL COMMERCIAL BANKS - 13.7%
BB&T Corp.   50,000  3,103,125
Banc One Corp.   110,220  6,227,430
BPI-SGPS SA (Reg.)  23,000  825,451
Bank of New York Co., Inc.   309,500  18,125,094
BankBoston Corp.   103,848  10,352,348
BankAmerica Corp.   339,200  26,288,000
Chase Manhattan Corp.   245,100  30,407,719
Comerica, Inc.   30,000  3,024,375
First Savings Bank of Washington
 Bancorp, Inc.   87,000  2,218,500
First Tennessee National Corp.   90,000  2,868,750
National City Corp.   58,346  3,807,077
NationsBank Corp.   202,700  13,884,950
Norwest Corp.   160,000  6,550,000
PNC Financial Corp.   165,000  9,157,500
Peoples Heritage Financial Group, Inc.   813,500  37,878,594
Providian Financial Corp.   122,500  6,951,875
Republic New York Corp.   45,800  5,541,800
SouthTrust Corp.   60,000  2,452,500
TF Financial Corp.   34,425  895,050
U.S. Bancorp   69,400  7,985,338
Union Planters Corp.   196,741  12,161,053
UnionBanCal Corp.   91,900  8,558,188
Wells Fargo & Co.   25,000  8,050,000
  227,314,717
STATE BANKS FEDERAL RESERVE - 3.5%
Acadiana Bancshares, Inc. (c)  153,300  3,391,763
Crestar Financial Corp.   102,028  5,637,047
North Fork Bancorp., Inc.   812,416  27,774,472
R&G Financial Corp. Class B (c)  283,000  7,711,750
T R Financial Corp.   284,300  9,373,016
UST Corp.   183,240  5,016,195
  58,904,243
TOTAL BANKS   335,975,466
CREDIT & OTHER FINANCE - 17.4%
BANK HOLDING COMPANY OFFICES - 4.5%
Fleet Financial Group, Inc.   193,200  15,226,575
Greenpoint Financial Corp.   773,900  57,462,075
Little Falls Bancorp, Inc.   110,000  2,200,000
  74,888,650

 SHARES VALUE (NOTE 1)
BUSINESS CREDIT - 0.3%
Allied Capital Corp.   50,000 $ 1,175,000
Federal Agricultural Mortgage Corp.
 Class C (non-vtg.) (a)  60,000  3,765,000
  4,940,000
FINANCIAL SERVICES - 1.1%
ContiFinancial Corp. (a)  536,700  14,557,988
Wilshire Financial Services Group, Inc. (a) 151,300  3,338,056
  17,896,044
MORTGAGE BANKERS - 7.4%
Aames Financial Corp.   1,347,650  18,024,819
Cityscape Financial Corp. (a)  2,042,600  1,148,963
Countrywide Credit Industries, Inc.   219,600  9,758,475
Delta Financial Corp. (a)  562,700  7,772,294
Doral Financial Corp.   100,000  2,700,000
First Alliance Mortgage Co. (a)  370,750  6,488,125
IMC Mortgage Co. (a)  660,000  7,755,000
Imperial Credit Industries (a)  372,000  7,858,500
Life Financial Corp.   286,700  4,587,200
Long Beach Financial Corp.   1,140,800  13,547,000
Money Store, Inc. (The)  1,010,700  25,204,331
New Century Financial Corp.   310,900  2,817,531
Resource Bancshares Mortgage
 Group, Inc.   217,875  3,390,680
Southern Pacific Funding Corp. (a)  481,000  7,425,438
United Companies Financial Corp.   319,500  5,012,156
  123,490,512
PERSONAL CREDIT INSTITUTIONS - 4.1%
Associates First Capital Corp.   50,000  4,000,000
Beneficial Corp.   86,200  10,171,600
Emergent Group, Inc. (a)  464,900  4,561,831
FIRSTPLUS Financial Group, Inc. (a)  825,600  27,244,800
Green Tree Financial Corp.   938,700  21,531,431
  67,509,662
TOTAL CREDIT & OTHER FINANCE   288,724,868
FEDERAL SPONSORED CREDIT - 3.0%
FEDERAL & FEDERALLY SPONSORED CREDIT AGENCIES - 3.0%
Freddie Mac  668,100  31,567,725
Fannie Mae  287,400  18,339,713
  49,907,438
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
INDUSTRIAL MACHINERY - WHOLESALE - 0.1%
Linc Capital, Inc. (a)  100,000  1,750,000
INSURANCE - 3.3%
INSURANCE CARRIERS - 0.6%
MGIC Investment Corp.   135,500  9,984,656
LIFE INSURANCE - 0.4%
SunAmerica, Inc.   151,950  6,885,234
PROPERTY-CASUALTY & REINSURANCE - 1.8%
PMI Group, Inc.   407,840  29,670,360
SURETY INSURANCE - 0.5%
CMAC Investments  120,000  8,040,000
TOTAL INSURANCE   54,580,250
REAL ESTATE INVESTMENT TRUSTS - 3.3%
Capstead Mortgage Corp.   405,635  7,707,065
Criimi Mae, Inc.   399,400  6,240,625
INMC Mortgage Holdings, Inc.   150,000  3,946,875
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Imperial Credit Mortgage Holdings, Inc.   266,700 $ 4,367,213
Imperial Credit Commercial Mortgage
 Investment Corp.   150,000  2,306,250
Novastar Financial, Inc .  111,000  2,025,750
Ocwen Asset Investment Corp.   580,000  11,418,750
Redwood Trust, Inc .  632,822  12,340,029
Thornburg Mortgage Asset Corp.   305,000  4,727,500
  55,080,057
SAVINGS & LOANS - 44.6%
SAVINGS BANKS & SAVINGS & LOANS - 15.7%
Andover Bancorp., Inc.   160,000  6,380,000
Astoria Financial Corp.   723,900  40,447,913
Bay View Capital, Inc.   374,902  13,027,845
Cameron Financial Corp.   47,500  950,000
Charter One Financial Corp.   991,522  60,080,036
Commercial Federal Corp.   980,825  34,696,684
First Federal Savings & Loan
 Association   118,400  4,558,400
First Essex Bancorp Inc.   40,000  945,000
FirstFed Financial Corp. (a)  346,800  14,002,050
GA Financial, Inc.   242,700  4,762,988
MAF Bancorp., Inc.   80,000  2,980,000
Sovereign Bancorp., Inc.   1,096,313  21,241,064
TCF Financial Corp.   1,419,200  46,922,300
Webster Financial Corp.   135,500  8,705,875
Westcorp, Inc.   90,900  1,550,981
  261,251,136
SAVINGS BANKS, NO FEDERAL CHARTER - 1.3%
Dime Financial Corp. (c)  262,800  8,212,500
Downey Financial Corp.   84,250  2,464,313
ITLA Capital Corp. (a)  158,000  3,189,625
People's Bancshares, Inc.   102,500  2,293,438
SIS Bancorp., Inc.   134,200  5,049,275
  21,209,151
SAVINGS BANKS, FEDERAL CHARTER - 27.6%
Affiliated Community Bancorp., Inc.   163,750  6,120,156
Ahmanson (H.F.) & Co.   962,429  60,091,661
Albank Financial Corp.   240,000  11,670,000
Bank Plus Corp. (a)  518,000  7,640,500
Bank United Corp. Class A  675,400  31,828,225
Carver Bancorp, Inc. (c)  142,000  2,165,500
Catskill Financial Corp.   80,000  1,470,000
CenFed Financial Corp.   176,676  7,508,730
Citizens First Financial Corp. (a)(c)   174,700  3,625,025
Coast Federal Litigation Contingent Payment
 Rights Trust (a)  269,400  4,108,350
Coastal Bancorp, Inc.   30,000  939,375
D & N Financial Corp.   69,000  1,811,250
Dime Community Bancorp, Inc.   467,800  11,753,475
Dime Bancorp., Inc.   2,523,584  76,969,312
First Bergen Bancorp (c)  175,500  3,466,125
First Defiance Financial Corp.   227,900  3,475,475
First Federal Bancshares of
 Arkansas, Inc  62,500  1,625,000
First Palm Beach Bancorp, Inc.   40,000  1,515,000
Flagstar Bancorp, Inc.   395,000  8,936,875
Flushing Financial Corp.   12,500  318,750
Golden State Bancorp (a)  586,750  20,902,969
HF Bancorp, Inc. (a)  115,000  2,055,625
Haven Bancorp., Inc.   371,600  9,104,200
Long Island Bancorp., Inc.   318,400  19,163,700

 SHARES VALUE (NOTE 1)
ML Bancorp, Inc.   158,900 $ 4,965,625
Ocean Financial Corp.   235,600  8,304,900
Ocwen Financial Corp. (a)  230,000  6,900,000
PFF Bancorp, Inc. (a)  485,800  9,412,375
Provident Financial Holdings, Inc. (a)  180,000  4,095,000
Quaker City Bancorp (a)  112,500  2,250,000
RedFed Bancorp, Inc. (a)(c)  550,500  10,906,781
SGV Bancorp., Inc. (a)(c)  140,000  2,520,000
Washington Federal, Inc.   807,928  22,319,011
Washington Mutual, Inc.   1,299,915  87,256,794
Yonkers Financial Corp.   85,000  1,588,438
  458,784,202
TOTAL SAVINGS & LOANS   741,244,489
SECURITIES INDUSTRY - 1.0%
SECURITY & COMMODITY BROKERS - 1.0%
Advest Group, Inc. (The)  120,900  3,014,944
Edwards (A.G.), Inc.   100,000  4,206,250
McDonald & Co. Investments, Inc.   198,600  4,965,000
Morgan Keegan, Inc.   194,900  4,190,350
  16,376,544
SERVICES - 0.3%
MANAGEMENT CONSULTING SERVICES - 0.3%
AMRESCO, Inc. (a)  171,000  5,771,250
Firstmark Corp. (a)  103,400  54,931
  5,826,181
TOTAL COMMON STOCKS
 (Cost $1,155,699,063) 1,564,005,293
CONVERTIBLE PREFERRED STOCKS - 0.5%
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Criimi Mae, Inc. $2.7188  167,300  5,886,869
Walden Residential Properties, Inc.,
 Series B, $2.29  80,000  2,320,000
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $7,668,750)  8,206,869
CASH EQUIVALENTS - 5.4%
  MATURITY
  AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a
 joint trading account at 5.62%,
 dated 2/27/98 due 3/2/98  $ 6,528,056  6,525,000
 SHARES
Taxable Central Cash Fund (b)   82,984,693  82,984,693
TOTAL CASH EQUIVALENTS
 (Cost $89,509,693)   89,509,693
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,252,877,506) $1,661,721,855
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Affiliated company (see Note 10 of Notes to Financial Statements) OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $803,124,153 and $686,703,368, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $233,476 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and the average daily balances during the period for which loans were outstanding amounted to $6,191,000 and $3,951,400, respectively. The weighted average interest rate was 5.8% (see Note 7 of Notes to Financial Statements).
Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Acadiana Bancshares, Inc.  $ - $ - $ 58,254 $ 3,391,763
Avondale Financial Corp.   667,400  3,298,475  -  -
Carver Bancorp, Inc.   -  -  7,100  2,165,500
Citizens First Financial Corp.   -  -  -  3,625,025
Dime Financial Corp.   -  96,563  113,004  8,212,500
First Bergen Bancorp   -  566,812  37,600  3,466,125
First Defiance Financial Corp.   -  622,188  154,307  -
Flagstar Bancorp, Inc.   270,000  -  -  -
R&G Financial Corp. Class B   985,625  489,583  39,350  7,711,750
RedFed Bancorp, Inc.   3,565,225  -  -  10,906,781
SGV Bancorp., Inc.   -  -  -  2,520,000
TF Financial Corp.   -  1,389,375  49,080  -
Ugly Duckling Corp.   4,388,026  -  -  14,540,000
Wilshire Financial Services
 Group, Inc.   -  -  -  -
Totals $ 9,876,276 $ 6,462,996 $ 458,695 $ 56,539,444
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $1,255,014,466. Net unrealized appreciation aggregated $406,707,389, of which $466,347,040 related to appreciated investment securities and $59,639,651 related to depreciated investment securities.
The fund hereby designates approximately $125,545,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 29% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
A total of 0.44% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
HOME FINANCE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                       $ 1,661,721,855
SECURITIES,
AT VALUE
(INCLUDING
REPURCHAS
E
AGREEMENT
S OF
$6,525,0
00) (COST
$1,252,8
77,506)
-
SEE
ACCOMPAN
YING
SCHEDULE

CASH                                 527,337

RECEIVABLE                           24,449,788
FOR
INVESTMENT
S SOLD

RECEIVABLE                           9,113,532
FOR FUND
SHARES
SOLD

DIVIDENDS                            1,655,055
RECEIVABLE

INTEREST                             320,182
RECEIVABLE

REDEMPTION                           2,030
FEES
RECEIVABLE

OTHER                                5,461
RECEIVABLE
S

 TOTAL                               1,697,795,240
ASSETS

LIABILITIES

PAYABLE FOR           $ 18,292,863
INVESTMENT
S
PURCHASED

PAYABLE FOR            9,286,181
FUND
SHARES
REDEEMED

ACCRUED                796,358
MANAGEM
ENT FEE

OTHER                  809,590
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                               29,184,992
LIABILITIES

NET ASSETS                          $ 1,668,610,248

NET ASSETS
CONSIST OF:

PAID IN                             $ 1,176,527,940
CAPITAL

UNDISTRIBUTE                         4,200,147
D NET
INVESTMENT
INCOME

ACCUMULATED                          79,036,819
UNDISTRIBUT
ED
NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                  408,845,342
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN FOREIGN
CURRENCIES

NET ASSETS,                         $ 1,668,610,248
FOR
31,269,3
47
SHARES
OUTSTANDIN
G

NET ASSET                            $53.36
VALUE AND

REDEMPTIO
N PRICE
PER SHARE
($1,668,6
10,248 (DIVIDED BY)
31,269,3
47 SHARES)

MAXIMUM                              $55.01
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$53.36)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                   $ 21,373,587
INCOME
DIVIDENDS
(INCLUDING
$458,695

RECEIVED
FROM
AFFILIATED
ISSUERS)

INTEREST                      3,415,621

 TOTAL                        24,789,208
INCOME

EXPENSES

MANAGEMEN      $ 7,971,664
T FEE

TRANSFER        6,918,034
AGENT FEES

ACCOUNTING      791,859
FEES AND
EXPENSES

NON-INTEREST    5,683
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       189,845
FEES AND
EXPENSES

REGISTRATION    218,409
FEES

AUDIT           60,496

LEGAL           6,672

INTEREST        3,195

MISCELLANEO     12,307
US

 TOTAL          16,178,164
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (315,705)     15,862,459
REDUCTIONS

NET                           8,926,749
INVESTMEN
T INCOME

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     177,780,776
SECURITIES
(INCLUDING
REALIZED
GAIN OF
$2,890,9
62
ON SALES OF
INVESTMENT
S IN
AFFILIATED
ISSUERS)

 FOREIGN        (32,517)      177,748,259
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     165,001,998
SECURITIES

 ASSETS AND     993           165,002,991
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                      342,751,250
(LOSS)

NET INCREASE                 $ 351,677,999
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                        $ 9,770,117
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                       $ 18,454
CHARGES -
DEALERS'
PORTION

 DEFERRED                    $ 5,349
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                    $ 249,255
FEES
WITHHELD
BY FSC

 EXPENSE                     $ 309,062
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  TRANSFER                    6,643
AGENT
CREDITS

                             $ 315,705

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ 8,926,749       $ 9,748,801
NET
INVESTMENT
INCOME

 NET             177,748,259       116,726,321
REALIZED
GAIN (LOSS)

 CHANGE IN       165,002,991       155,888,034
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             351,677,999       282,363,156
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (7,530,670)       (6,671,424)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (153,895,241)     (44,835,125)
REALIZED
GAIN

 TOTAL           (161,425,911)     (51,506,549)
DISTRIBUTIO
NS

SHARE            1,194,996,073     1,276,779,331
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       158,982,280       50,762,550
ENT OF
DISTRIBUTIO
NS

 COST OF         (1,054,168,696)   (999,588,979)
SHARES
REDEEMED

 NET             299,809,657       327,952,902
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       1,720,473         983,081
N FEES

  TOTAL          491,782,218       559,792,590
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       1,176,828,030     617,035,440
OF PERIOD

 END OF         $ 1,668,610,248   $ 1,176,828,030
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF
$4,200,
147 AND
$4,942,
441,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            24,323,664        32,961,709

 ISSUED IN       3,484,445         1,354,504
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (22,121,347)      (27,265,709)

 NET             5,686,762         7,050,504
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 46.00      $ 33.30      $ 23.92    $ 25.03    $ 22.18
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            .33          .53          .53        .20        .03
INVESTMENT
INCOME C

 NET            13.10        14.60        9.72       2.34       4.15
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     13.43        15.13        10.25      2.54       4.18
INVESTMENT
OPERATIONS



LESS
DISTRIBUTIO
NS

 FROM NET       (.29)        (.32)        (.19)      (.12)      (.01)
INVESTMENT
INCOME

 FROM NET       (5.84)       (2.16)       (.73)      (3.60)     (1.40)
REALIZED
GAIN

 TOTAL          (6.13)       (2.48)       (.92)      (3.72)     (1.41)
DISTRIBUTIO
NS

REDEMPTION      .06          .05          .05        .07        .08
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 53.36      $ 46.00      $ 33.30    $ 23.92    $ 25.03
VALUE, END
OF PERIOD

TOTAL           32.39%       47.50%       43.24%     12.43%     19.61%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 1,668,610  $ 1,176,828  $ 617,035  $ 229,924  $ 155,563
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.21%        1.38%        1.35%      1.47%      1.58%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.19% D      1.34% D      1.32% D    1.45% D    1.58%
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    .67%         1.41%        1.80%      .80%       .11%
INVESTMENT
INCOME TO
AVERAGE
NET ASSETS

PORTFOLIO       54%          78%          81%        124%       95%
TURNOVER
RATE

AVERAGE        $ .0382      $ .0417
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET INVESTMENT
INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED INTO VARYING
 ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). E
FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


INSURANCE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED            PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998        YEAR    YEARS    YEARS

SELECT INSURANCE         42.81%  157.24%  520.14%

SELECT INSURANCE         38.45%  149.44%  501.46%
(LOAD ADJ.)

S&P 500                  35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED       PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998   YEAR    YEARS   YEARS

SELECT INSURANCE    42.81%  20.80%  20.02%

SELECT INSURANCE    38.45%  20.06%  19.65%
(LOAD ADJ.)

S&P 500             35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 133459 S00000000000001
             Insurance                   S&P 500
             00045                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9471.99                     9691.00
  1988/04/30       9405.48                     9798.57
  1988/05/31       9662.00                     9883.82
  1988/06/30      10099.02                    10337.48
  1988/07/31      10146.52                    10298.20
  1988/08/31      10251.03                     9948.06
  1988/09/30      10602.55                    10371.85
  1988/10/31      10555.04                    10660.19
  1988/11/30      10327.03                    10507.75
  1988/12/31      10584.88                    10691.63
  1989/01/31      11389.52                    11474.26
  1989/02/28      11466.16                    11188.55
  1989/03/31      11734.37                    11449.25
  1989/04/30      12117.53                    12043.46
  1989/05/31      12184.59                    12531.22
  1989/06/30      12452.68                    12459.79
  1989/07/31      13498.40                    13584.91
  1989/08/31      13910.93                    13851.18
  1989/09/30      14102.81                    13794.39
  1989/10/31      14563.31                    13474.36
  1989/11/30      14956.65                    13749.23
  1989/12/31      14589.26                    14079.22
  1990/01/31      13350.92                    13134.50
  1990/02/28      13728.22                    13303.94
  1990/03/31      13660.50                    13656.49
  1990/04/30      13186.45                    13315.08
  1990/05/31      14395.77                    14613.30
  1990/06/30      14434.47                    14513.93
  1990/07/31      14221.63                    14467.48
  1990/08/31      12741.42                    13159.62
  1990/09/30      11638.52                    12518.75
  1990/10/31      11174.14                    12464.92
  1990/11/30      12654.35                    13270.15
  1990/12/31      13157.42                    13640.39
  1991/01/31      13863.67                    14235.11
  1991/02/28      15266.48                    15252.92
  1991/03/31      16272.64                    15622.04
  1991/04/30      16185.57                    15659.53
  1991/05/31      16591.90                    16336.03
  1991/06/30      15560.49                    15587.84
  1991/07/31      16138.26                    16314.23
  1991/08/31      16040.33                    16700.88
  1991/09/30      16197.01                    16421.97
  1991/10/31      16686.64                    16642.03
  1991/11/30      16539.75                    15971.35
  1991/12/31      17983.62                    17798.47
  1992/01/31      17963.96                    17467.42
  1992/02/29      18445.49                    17694.50
  1992/03/31      18180.16                    17349.46
  1992/04/30      17718.28                    17859.53
  1992/05/31      17954.13                    17947.04
  1992/06/30      18329.75                    17679.63
  1992/07/31      19368.29                    18402.73
  1992/08/31      18800.84                    18025.47
  1992/09/30      19796.55                    18238.17
  1992/10/31      20642.38                    18302.01
  1992/11/30      21349.01                    18926.11
  1992/12/31      22030.14                    19158.90
  1993/01/31      22951.23                    19319.83
  1993/02/28      23384.68                    19582.58
  1993/03/31      24620.01                    19995.77
  1993/04/30      24034.18                    19511.88
  1993/05/31      23415.13                    20034.79
  1993/06/30      23664.92                    20092.89
  1993/07/31      24490.32                    20012.52
  1993/08/31      25739.27                    20771.00
  1993/09/30      25826.15                    20611.06
  1993/10/31      25076.78                    21037.71
  1993/11/30      23545.46                    20837.85
  1993/12/31      23831.43                    21089.99
  1994/01/31      24152.67                    21807.05
  1994/02/28      23093.76                    21216.08
  1994/03/31      22011.05                    20291.06
  1994/04/30      22249.01                    20550.78
  1994/05/31      23272.23                    20887.82
  1994/06/30      23141.35                    20376.06
  1994/07/31      23569.67                    21044.40
  1994/08/31      24212.16                    21907.22
  1994/09/30      24045.59                    21370.49
  1994/10/31      23748.14                    21851.33
  1994/11/30      22546.46                    21055.50
  1994/12/31      23748.14                    21367.76
  1995/01/31      24604.79                    21921.82
  1995/02/28      25354.35                    22776.12
  1995/03/31      25758.88                    23448.24
  1995/04/30      25996.86                    24138.79
  1995/05/31      26569.01                    25103.62
  1995/06/30      27403.38                    25686.77
  1995/07/31      28225.84                    26538.55
  1995/08/31      29048.30                    26605.16
  1995/09/30      30490.59                    27727.90
  1995/10/31      29572.77                    27628.91
  1995/11/30      31336.89                    28841.82
  1995/12/31      32014.78                    29397.31
  1996/01/31      32947.01                    30398.00
  1996/02/29      32836.62                    30679.78
  1996/03/31      32468.63                    30975.23
  1996/04/30      32065.91                    31431.81
  1996/05/31      32713.96                    32242.43
  1996/06/30      33299.69                    32365.28
  1996/07/31      32564.41                    30935.38
  1996/08/31      33935.28                    31587.81
  1996/09/30      35592.79                    33365.57
  1996/10/31      37462.15                    34285.79
  1996/11/30      39767.71                    36877.45
  1996/12/31      39604.36                    36146.91
  1997/01/31      41231.40                    38405.37
  1997/02/28      42122.40                    38706.47
  1997/03/31      39849.71                    37116.02
  1997/04/30      42201.53                    39331.84
  1997/05/31      45301.99                    41726.37
  1997/06/30      48619.08                    43595.71
  1997/07/31      52721.45                    47064.62
  1997/08/31      50000.08                    44428.06
  1997/09/30      53195.32                    46861.38
  1997/10/31      51787.24                    45296.21
  1997/11/30      52816.22                    47392.97
  1997/12/31      56424.70                    48206.71
  1998/01/31      55653.13                    48739.88
  1998/02/27      60146.46                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 133502 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $60,146 - a 501.46% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                         % OF FUND'S
                                         INVESTMENTS

SUNAMERICA, INC.                         4.6

PROGRESSIVE CORP.                        4.0

TRANSAMERICA CORP.                       3.9

ALLSTATE CORP.                           3.9

MARSH & MCLENNAN COMPANIES, INC.         3.5

PROVIDIAN FINANCIAL CORP.                3.2

HARTFORD FINANCIAL SERVICES GROUP, INC.  2.8

AMERICAN INTERNATIONAL GROUP, INC.       2.5

AON CORP.                                2.5

UNUM CORP.                               2.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
ROW: 1, COL: 1, VALUE: 16.3
ROW: 1, COL: 2, VALUE: 6.2
ROW: 1, COL: 3, VALUE: 6.9
ROW: 1, COL: 4, VALUE: 7.8
ROW: 1, COL: 5, VALUE: 19.9
ROW: 1, COL: 6, VALUE: 42.9
PROPERTY-CASUALTY &
REINSURANCE 42.9%
LIFE INSURANCE 19.9%
INSURANCE CARRIERS 7.8%
INSURANCE BROKERS & SERVICES 6.9%
FINANCIAL SERVICES 6.2%
ALL OTHERS 16.3%
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
INSURANCE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Thomas Allen,
Portfolio Manager
of Fidelity Select
Insurance Portfolio
Q. HOW DID THE FUND PERFORM, TOM?
A. The fund did very well. For the 12 months that ended February 28, 1998, the fund had a total return of 42.81%, compared to the 35.01% return of the Standard & Poor's 500 Index.
Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE YEAR?
A. It was a very good year for insurance stocks. Stock performance was aided by a variety of factors, including consolidation within the industry, double-digit earnings growth rates and a positive interest-rate environment.
Q. WHAT STRATEGIES DID YOU FOLLOW DURING THE YEAR?
A. I tried to maintain investments representative of the insurance industry as a whole, including property and casualty insurers, life insurance companies, financial guarantee companies, insurance brokers and companies with health care exposure. I also tried to focus on niche and specialty mid-capitalization and smaller insurance companies that either had superior earnings growth rates or were potential acquisition targets by larger companies. As I mentioned, consolidation continued and helped support fund performance. In addition, I also allocated a portion of the portfolio, almost 10%, to foreign insurance companies. The great majority of those investments were in Bermuda, a base for many insurance companies. However, I also have invested in foreign insurance companies outside Bermuda that I believe offer an opportunity for good performance. While the fund can invest in foreign companies, I don't expect foreign investments ever to become a dominant theme.
Q. THE TWO BIGGEST COMPONENTS OF THE INDUSTRY ARE PROPERTY AND CASUALTY COMPANIES, AS WELL AS LIFE INSURANCE COMPANIES. HOW DID PROPERTY AND CASUALTY INSURERS DO?
A. They did very well, helped by weather and improvements in auto insurance profitability. The weather was the best in years, helping limit property and casualty insurers' loss costs. Recent tornado damage in Florida and ice damage in the Northeast did and will produce claims, but probably not at the extraordinary levels of some of the catastrophes of recent years. In addition, recent flood damage in California has not appeared to create large losses for the insurance industry so far. This may be due to the fact that private carriers typically do not provide flood insurance. On the auto side, insurers appear to have made significant gains controlling bodily injury costs, including soft-tissue injuries that can't be detected by x-rays and that can be difficult to disprove.
Q. HOW DID LIFE INSURERS FARE DURING THE YEAR?
A. Life insurance companies had healthy business fundamentals, which contributed to double-digit earnings growth. The stable-to-declining interest-rate environment helped. The prices of life insurance stocks also have been supported by the consolidation trend.
Q. WHAT WERE SOME OF THE STRONG CONTRIBUTORS TO PERFORMANCE?
A. Integon, an auto insurer acquired by General Motors Corporation, was a good investment for the fund, as was American Bankers, a former holding which was the subject of a bidding war between Cendant and American International Group (AIG). Capmac, a municipal bond insurer acquired by MBIA, was another merger-and-acquisition stock that helped. Providian, a credit card company that was a spinout of an insurance company, was a solid contributor in 1997. Allstate was also a strong performer.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Yes. The stock performance of Frontier, a property and casualty specialty insurer, was hurt by the announcement of the illness and subsequent death of its CEO, as well as by earnings growth below the expectations of analysts. In addition, the fund would have been helped if it had owned more of Cincinnati Financial, whose stock price rose steadily and then jumped after the announcement that it would join the S&P 500 Index.
Q. WHAT IS YOUR OUTLOOK?
A. I remain cautious on the property and casualty area, primarily because the pricing environment is very difficult. The industry has an excess of capital, so pricing is very competitive. The fundamentals among the life insurance companies remain fine, although a dramatic change in interest rates or underwriting problems can always surprise investors negatively.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: DECEMBER 16, 1985
FUND NUMBER: 045
TRADING SYMBOL: FSPCX
SIZE: AS OF FEBRUARY 28, 1998, MORE THAN
$125 MILLION
MANAGER: THOMAS ALLEN, SINCE FEBRUARY 1997;
ANALYST, PROPERTY, CASUALTY AND MULTI-LINE
INSURANCE, SINCE 1995; JOINED FIDELITY IN 1995
(CHECKMARK)
INSURANCE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 93.5%
 SHARES VALUE (NOTE 1)
BANKS - 3.2%
NATIONAL COMMERCIAL BANKS - 3.2%
Providian Financial Corp.   72,700 $ 4,125,717
CREDIT & OTHER FINANCE - 6.2%
FINANCIAL SERVICES - 6.2%
Equitable Companies, Inc.   54,500  2,851,031
Transamerica Corp.   42,900  4,995,169
  7,846,200
INSURANCE - 84.1%
ACCIDENT & HEALTH INSURANCE - 1.6%
Provident Companies, Inc.   34,300  1,234,800
UICI (a)  25,700  825,613
  2,060,413
INSURANCE BROKERS & SERVICES - 6.9%
Gallagher (Arthur J.) & Co.   26,200  1,082,388
Marsh & McLennan Companies, Inc.   51,800  4,490,413
Mutual Risk Management Ltd.   41,200  1,318,400
Sedgwick Group PLC  222,280  541,090
Stirling Cooke Brown Holdings Ltd. (a)  51,000  1,262,250
  8,694,541
INSURANCE CARRIERS - 7.8%
AFLAC, Inc.   40,500  2,488,219
AMBAC, Inc.   47,000  2,502,750
Blanch E.W. Holdings, Inc.   26,600  955,938
MBIA, Inc.   19,900  1,456,431
MGIC Investment Corp.   34,100  2,512,744
  9,916,082
LIFE INSURANCE - 19.9%
Amerus Life Holdings, Inc.   16,999  554,592
Aon Corp.   52,700  3,152,119
Hartford Life, Inc. Class A  29,600  1,274,650
Irish Life PLC  32,000  247,784
Istituto Nazionale Delle
 Assicurazioni Spa  540,000  1,467,171
Jefferson Pilot Corp.   22,200  1,862,025
Life RE Corp.   27,300  1,736,963
Nationwide Financial Services, Inc.
 Class A  30,200  1,328,800
Penn Treaty American Corp. (a)  14,300  446,875
Protective Life Corp.   16,600  1,147,475
Reliastar Financial Corp.   25,692  1,221,976
SunAmerica, Inc.   127,800  5,790,938
Torchmark Corp.   41,800  1,946,313
UNUM Corp.   58,900  3,029,669
  25,207,350
MULTI-LINE INSURANCE - 4.0%
CIGNA Corp.   5,500  1,050,500
Exel Ltd.   25,200  1,667,925
Lincoln National Corp.   16,100  1,348,375
Willis Corroon PLC ADR  88,100  1,035,175
  5,101,975
PROPERTY-CASUALTY & REINSURANCE - 42.9%
ACE Ltd.   28,800  2,847,600
Allmerica Financial Corp.   6,373  391,940
Allstate Corp.   52,700  4,914,275
American International Group, Inc.   26,700  3,209,006
Chartwell Re Corp.   25,800  790,125
Chubb Corp. (The)  7,700  614,556
Cincinnati Financial Corp.   4,400  594,000
Enhance Financial Services Group Corp.   37,000  2,296,313

 SHARES VALUE (NOTE 1)
Fremont General Corp.   20,200 $ 1,185,488
General Re Corp.   8,600  1,831,800
HCC Insurance Holdings Inc.   104,600  2,144,300
HSB Group, Inc.   30,000  1,893,750
Hartford Financial Services Group, Inc.   36,100  3,546,825
Horace Mann Educators Corp.  33,400  1,185,700
Mercury General Corp.   18,600  1,055,550
Old Republic International Corp.   45,600  1,923,750
Orion Capital Corp.   27,700  1,352,106
PMI Group, Inc.   29,000  2,109,750
Paula Financial  54,700  1,305,963
Philadelphia Consolidated
 Holding Corp. (a)  57,100  1,156,275
Progressive Corp.  44,100  5,110,088
Reinsurance Group of America, Inc.   40,300  1,846,244
RenaissanceRe Holdings Ltd.   33,200  1,440,050
SAFECO Corp.   34,400  1,803,850
Transatlantic Holdings, Inc.   9,100  688,188
Travelers Group, Inc. (The)  27,299  1,521,919
USF&G Corp.   106,100  2,592,819
Terra Nova (Bermuda) Holdings Ltd.   64,198  1,833,655
Vesta Insurance Group Corp.   22,700  1,300,994
  54,486,879
SURETY INSURANCE - 1.0%
FPIC Insurance Group, Inc. (a)  45,400  1,316,600
TOTAL INSURANCE   106,783,840
TOTAL COMMON STOCKS
 (Cost $98,886,076)   118,755,757
CASH EQUIVALENTS - 6.5%
Taxable Central Cash Fund (b)
 (Cost $8,212,727)  8,212,727  8,212,727
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $107,098,803)  $ 126,968,484
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $200,487,247 and $158,927,397, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $45,832 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $107,483,107. Net unrealized appreciation aggregated $19,485,377, of which $19,540,158 related to appreciated investment securities and $54,781 related to depreciated investment securities.
The fund hereby designates approximately $4,638,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 22% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
INSURANCE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                    $ 126,968,484
SECURITIES,
AT VALUE
(COST
$107,098
,803) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                        1,122,636
FOR FUND
SHARES
SOLD

DIVIDENDS                         103,633
RECEIVABLE

INTEREST                          39,939
RECEIVABLE

REDEMPTION                        194
FEES
RECEIVABLE

OTHER                             83
RECEIVABLE
S

 TOTAL                            128,234,969
ASSETS

LIABILITIES

PAYABLE TO           $ 398
CUSTODIAN
BANK

PAYABLE FOR           2,511,004
INVESTMENT
S
PURCHASED

PAYABLE FOR           412,595
FUND
SHARES
REDEEMED

ACCRUED               60,312
MANAGEM
ENT FEE

OTHER                 100,060
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                            3,084,369
LIABILITIES

NET ASSETS                       $ 125,150,600

NET ASSETS
CONSIST OF:

PAID IN                          $ 87,211,248
CAPITAL

UNDISTRIBUTE                      27,193
D NET
INVESTMENT
INCOME

ACCUMULATED                       18,042,425
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                               19,869,734
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                      $ 125,150,600
FOR
2,972,90
3
SHARES
OUTSTANDIN
G

NET ASSET                         $42.10
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($125,15
0,600 (DIVIDED BY)
2,972,90
3 SHARES)

MAXIMUM                           $43.40
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$42.10)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 1,168,404
INCOME
DIVIDENDS

INTEREST                     438,686

 TOTAL                       1,607,090
INCOME

EXPENSES

MANAGEMEN      $ 657,447
T FEE

TRANSFER        729,868
AGENT FEES

ACCOUNTING      114,165
FEES AND
EXPENSES

NON-INTEREST    405
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       13,511
FEES AND
EXPENSES

REGISTRATION    64,973
FEES

AUDIT           23,605

LEGAL           517

MISCELLANEO     662
US

 TOTAL          1,605,153
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (23,534)     1,581,619
REDUCTIONS

NET                          25,471
INVESTMEN
T INCOME

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     23,082,746
SECURITIES

 FOREIGN        1,722        23,084,468
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     14,487,220
SECURITIES

 ASSETS AND     53           14,487,273
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                     37,571,741
(LOSS)

NET INCREASE                $ 37,597,212
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 686,986
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 22,704
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 786
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 68,625
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 23,335
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                   199
N CREDITS

                            $ 23,534

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ 25,471        $ 17,362
NET
INVESTMENT
INCOME

 NET             23,084,468      5,349,488
REALIZED
GAIN (LOSS)

 CHANGE IN       14,487,273      2,095,799
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             37,597,212      7,462,649
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    -               (35,964)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (6,676,096)     (1,652,709)
REALIZED
GAIN

 TOTAL           (6,676,096)     (1,688,673)
DISTRIBUTIO
NS

SHARE            244,332,955     82,947,138
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       6,593,993       1,660,671
ENT OF
DISTRIBUTIO
NS

 COST OF         (199,288,742)   (87,137,695)
SHARES
REDEEMED

 NET             51,638,206      (2,529,886)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       224,405         129,084
N FEES

  TOTAL          82,783,727      3,373,174
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       42,366,873      38,993,699
OF PERIOD

 END OF         $ 125,150,600   $ 42,366,873
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF
$27,19
3 AND
$5,935,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            6,761,043       2,922,405

 ISSUED IN       185,836         58,747
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (5,272,969)     (3,138,702)

 NET             1,673,910       (157,550)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 32.62    $ 26.77   $ 21.31   $ 19.41   $ 21.58
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            .01        .01       .06       .05       -
INVESTMENT
INCOME
(LOSS) C

 NET            12.93      7.21      6.15      1.78      (.24)
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     12.94      7.22      6.21      1.83      (.24)
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       -          (.03)     (.07)     -         (.01)
INVESTMENT
INCOME

 FROM NET       (3.54)     (1.45)    (.72)     -         (1.96)
REALIZED
GAIN

 TOTAL          (3.54)     (1.48)    (.79)     -         (1.97)
DISTRIBUTIO
NS

REDEMPTION      .08        .11       .04       .07       .04
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 42.10    $ 32.62   $ 26.77   $ 21.31   $ 19.41
VALUE, END
OF PERIOD

TOTAL           42.81%     28.28%    29.51%    9.79%     (1.24)%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 125,151  $ 42,367  $ 38,994  $ 21,838  $ 18,419
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.45%      1.82%     1.77%     2.36%     1.93%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.43% D    1.77% D   1.74% D   2.34% D   1.93%
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    .02%       .05%      .26%      .25%      (.02)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       157%       142%      164%      265%      101%
TURNOVER
RATE

AVERAGE        $ .0325    $ .0261
COMMISSIO
N RATE E


<ERROR: WIDE TABLE>
ERROR: THE FOLLOWING TABLE: "ASSETS" IS TOO WIDE!
TABLE WIDTH IS 170 CHARACTERS.


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.  C NET
INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


REGIONAL BANKS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED               PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998           YEAR    YEARS    YEARS

SELECT REGIONAL BANKS       36.64%  216.75%  863.48%

SELECT REGIONAL BANKS       32.47%  207.18%  834.50%
(LOAD ADJ.)

S&P 500                     35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED           PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998       YEAR    YEARS   YEARS

SELECT REGIONAL BANKS   36.64%  25.93%  25.43%

SELECT REGIONAL BANKS   32.47%  25.16%  25.04%
(LOAD ADJ.)

S&P 500                 35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 141526 S00000000000001
             REGIONAL BANKS              S&P 500
             00507                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9919.46                     9691.00
  1988/04/30       9809.73                     9798.57
  1988/05/31       9985.29                     9883.82
  1988/06/30      10687.56                    10337.48
  1988/07/31      10742.42                    10298.20
  1988/08/31      10599.77                     9948.06
  1988/09/30      11005.77                    10371.85
  1988/10/31      11137.44                    10660.19
  1988/11/30      10863.12                    10507.75
  1988/12/31      11103.75                    10691.63
  1989/01/31      11808.75                    11474.26
  1989/02/28      11985.00                    11188.55
  1989/03/31      12972.00                    11449.25
  1989/04/30      13312.75                    12043.46
  1989/05/31      14335.00                    12531.22
  1989/06/30      14096.56                    12459.79
  1989/07/31      15351.17                    13584.91
  1989/08/31      15729.92                    13851.18
  1989/09/30      15860.11                    13794.39
  1989/10/31      14392.46                    13474.36
  1989/11/30      14368.79                    13749.23
  1989/12/31      14062.47                    14079.22
  1990/01/31      12795.47                    13134.50
  1990/02/28      13322.34                    13303.94
  1990/03/31      12996.18                    13656.49
  1990/04/30      12256.05                    13315.08
  1990/05/31      13109.08                    14613.30
  1990/06/30      12594.76                    14513.93
  1990/07/31      11829.54                    14467.48
  1990/08/31      10725.61                    13159.62
  1990/09/30       9420.98                    12518.75
  1990/10/31       9145.00                    12464.92
  1990/11/30      10361.82                    13270.15
  1990/12/31      11155.86                    13640.39
  1991/01/31      11896.18                    14235.11
  1991/02/28      12904.55                    15252.92
  1991/03/31      13632.11                    15622.04
  1991/04/30      14551.12                    15659.53
  1991/05/31      15495.67                    16336.03
  1991/06/30      14576.65                    15587.84
  1991/07/31      15789.25                    16314.23
  1991/08/31      16925.25                    16700.88
  1991/09/30      16593.39                    16421.97
  1991/10/31      17282.65                    16642.03
  1991/11/30      16491.27                    15971.35
  1991/12/31      18495.63                    17798.47
  1992/01/31      19652.45                    17467.42
  1992/02/29      21239.71                    17694.50
  1992/03/31      20943.78                    17349.46
  1992/04/30      22167.85                    17859.53
  1992/05/31      23109.45                    17947.04
  1992/06/30      23340.03                    17679.63
  1992/07/31      23367.11                    18402.73
  1992/08/31      22121.58                    18025.47
  1992/09/30      23150.50                    18238.17
  1992/10/31      24138.79                    18302.01
  1992/11/30      26115.38                    18926.11
  1992/12/31      27470.16                    19158.90
  1993/01/31      28614.75                    19319.83
  1993/02/28      29504.98                    19582.58
  1993/03/31      30762.62                    19995.77
  1993/04/30      29178.94                    19511.88
  1993/05/31      28893.72                    20034.79
  1993/06/30      30505.26                    20092.89
  1993/07/31      30590.83                    20012.52
  1993/08/31      31018.67                    20771.00
  1993/09/30      32088.28                    20611.06
  1993/10/31      30362.65                    21037.71
  1993/11/30      29407.13                    20837.85
  1993/12/31      30539.26                    21089.99
  1994/01/31      32320.28                    21807.05
  1994/02/28      31412.31                    21216.08
  1994/03/31      30888.48                    20291.06
  1994/04/30      32525.28                    20550.78
  1994/05/31      34150.66                    20887.82
  1994/06/30      33302.64                    20376.06
  1994/07/31      34186.00                    21044.40
  1994/08/31      35069.35                    21907.22
  1994/09/30      32984.63                    21370.49
  1994/10/31      32843.29                    21851.33
  1994/11/30      30723.23                    21055.50
  1994/12/31      30605.90                    21367.76
  1995/01/31      32147.47                    21921.82
  1995/02/28      33858.25                    22776.12
  1995/03/31      34140.24                    23448.24
  1995/04/30      34986.23                    24138.79
  1995/05/31      37279.79                    25103.62
  1995/06/30      37749.78                    25686.77
  1995/07/31      39216.16                    26538.55
  1995/08/31      40682.54                    26605.16
  1995/09/30      42524.91                    27727.90
  1995/10/31      42318.11                    27628.91
  1995/11/30      44743.27                    28841.82
  1995/12/31      44919.58                    29397.31
  1996/01/31      46388.18                    30398.00
  1996/02/29      47719.71                    30679.78
  1996/03/31      49129.57                    30975.23
  1996/04/30      48710.02                    31431.81
  1996/05/31      49533.57                    32242.43
  1996/06/30      49151.92                    32365.28
  1996/07/31      49232.27                    30935.38
  1996/08/31      51723.01                    31587.81
  1996/09/30      54274.01                    33365.57
  1996/10/31      57748.99                    34285.79
  1996/11/30      62630.04                    36877.45
  1996/12/31      61039.67                    36146.91
  1997/01/31      65541.06                    38405.37
  1997/02/28      68396.11                    38706.47
  1997/03/31      63790.52                    37116.02
  1997/04/30      67250.01                    39331.84
  1997/05/31      69618.12                    41726.37
  1997/06/30      73578.93                    43595.71
  1997/07/31      81500.56                    47064.62
  1997/08/31      76554.78                    44428.06
  1997/09/30      82359.78                    46861.38
  1997/10/31      81144.29                    45296.21
  1997/11/30      84874.58                    47392.97
  1997/12/31      88847.77                    48206.71
  1998/01/31      86055.72                    48739.88
  1998/02/27      93450.39                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 141529 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Regional Banks Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $93,450 - a 834.50% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                            % OF FUND'S
                            INVESTMENTS

BANKAMERICA CORP.           6.4

U.S. BANCORP                6.0

NATIONSBANK CORP.           5.7

BANK OF NEW YORK CO., INC.  5.3

WELLS FARGO & CO.           4.7

BANC ONE CORP.              4.6

FIRST CHICAGO NBD CORP.     4.4

NORWEST CORP.               4.2

AMERICAN EXPRESS CO.        4.1

COMERICA, INC.              4.0

TOP REGIONS AS OF FEBRUARY 28, 1998
MIDWEST 23.8%
WEST 22.5%
NORTHEAST 15.6%
SOUTHEAST 12.4%
INTERNATIONAL 3.7%
ALL OTHERS 22.0%
ROW: 1, COL: 1, VALUE: 22.0
ROW: 1, COL: 2, VALUE: 3.7
ROW: 1, COL: 3, VALUE: 12.4
ROW: 1, COL: 4, VALUE: 15.6
ROW: 1, COL: 5, VALUE: 22.5
ROW: 1, COL: 6, VALUE: 23.8
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
REGIONAL BANKS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Christine Schaulat became Portfolio Manager of Fidelity Select Regional Banks Portfolio on January 31, 1998.
Q. HOW DID THE FUND PERFORM, CHRIS?
A. The fund continued to perform well. For the 12 months that ended February 28, 1998, the fund generated a return of 36.64%. The Standard & Poor's 500 Index returned 35.01% over the same period.
Q. HOW HAVE BANK STOCKS BEEN ABLE TO SUSTAIN THEIR STRONG PERFORMANCE?
A. Banks continued to thrive due to a favorable economic backdrop of low interest rates and low inflation. These conditions were conducive to better borrowing demand from both businesses and consumers, and continued to result in increased cash flows within the industry. Banks also have been able to maintain strong earnings growth rates by cutting costs effectively. Along the same lines, credit quality - which can have a big impact on a bank's income statement - has been fantastic throughout the sector. Since the economy has been so healthy, banks haven't had to cope with rising loan defaults. These factors combined to make bank stocks attractive during the period.
Q. THE BIG STORY DURING THE FOURTH QUARTER OF 1997 WAS THE ECONOMIC AND CURRENCY DILEMMA THAT ENVELOPED SOUTHEAST ASIA. HOW WERE BANK STOCKS - AND, IN PARTICULAR, THE FUND - AFFECTED BY THIS TURMOIL?
A. With the exception of the two money-center banks the fund held during the period - Citicorp and Chase Manhattan - the fund's direct exposure to that region was limited. Unlike regional banks, money-center banks have a larger business scope that often expands into international markets. Both Citicorp and Chase Manhattan derive a portion of their revenues from Southeast Asia and both stocks declined during this volatile period. Banks overall were concerned about indirect exposure to Asia. Some of the regional banks lend to companies that derive a portion of their revenues from Asia. As a result, many banks scrutinized their loan books to determine which companies would be most vulnerable to the weak Asian markets.
Q. INDUSTRY CONSOLIDATION - VIA MERGERS AND ACQUISITIONS - CONTINUED TO BE A PREVALENT THEME WITHIN THE SECTOR . . .
A. Consolidation in the banking industry will continue as long as the potential for substantial cost savings exists. We saw several acquisitions during the period in which the acquirer announced it would be able to cut the expenses of the acquired company by 50% or more by closing overlapping branches and reducing headcount. While consolidation has been a recurring theme within the sector, I think there's still plenty of room for more activity.
Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD? WERE THERE ANY
DISAPPOINTMENTS?
A. The fund's two largest positions - BankAmerica and U.S. Bancorp - continued to perform positively. Both banks benefited from the sector trends I discussed earlier. Other stocks that did well included Comerica and Bank of New York. In terms of negatives, both Chase Manhattan and BankBoston proved to be disappointing due to their global lending exposure.
Q. WHAT'S YOUR OUTLOOK?
A. Bank stocks are certainly interest-rate sensitive, so a rapid increase in rates could be detrimental to earnings. The cornerstone for the performance of bank stocks, however, is credit quality conditions. If the sector can maintain the level of quality we witnessed during the period, bank stocks should continue to be attractive investments in the future.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: June 30, 1986
FUND NUMBER: 507
TRADING SYMBOL: FSRBX
SIZE: as of February 28, 1998, more than $1.3 billion
MANAGER: Christine Schaulat, since January
1998; analyst, regional banks securities; joined
Fidelity in 1997
(checkmark)
REGIONAL BANKS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.6%
 SHARES VALUE (NOTE 1)
BANKS - 81.8%
INTERNATIONAL - 3.7%
Allied Irish Bank sponsored ADR  88,900 $ 6,900,863
Bank of Nova Scotia  366,000  9,023,073
Canadian Imperial Bank of Commerce  399,700  12,717,408
HSBC Holdings PLC  194,825  5,608,318
National Bank of Canada  300,000  4,993,854
Royal Bank of Canada  188,600  11,034,507
  50,278,023
MID-ATLANTIC - 0.9%
Crestar Financial Corp.   99,466  5,495,497
HUBCO, Inc.   5,731  209,182
PNC Financial Corp.   100,000  5,550,000
  11,254,679
MIDWEST - 23.8%
Banc One Corp.   1,090,400  61,607,600
Comerica, Inc.   535,900  54,025,419
Fifth Third Bancorp  18,950  1,497,050
First Chicago NBD Corp.   719,300  59,117,469
First of America Bank Corp. (a)  90,000  6,991,875
Marshall & Ilsley Corp.   228,000  13,366,500
National City Corp.   369,809  24,130,037
Northern Trust Corp.   243,500  18,521,219
Norwest Corp.   1,381,400  56,551,063
Star Banc Corp.   423,300  24,921,788
  320,730,020
NORTHEAST - 15.6%
BankBoston Corp.   232,400  23,167,375
Bank of New York Co., Inc.   1,214,848  71,144,536
Fleet Financial Group, Inc.   350,767  27,644,824
Mellon Bank Corp.   851,000  53,027,938
North Fork Bancorp., Inc.   495,200  16,929,650
State Street Corp.   297,800  18,407,763
  210,322,086
SOUTHEAST - 12.4%
Compass Bancshares, Inc.   15,800  727,788
First Commerce Corp.   95,000  7,505,000
First Tennessee National Corp.   379,400  12,093,375
First Union Corp.   596,600  31,433,363
NationsBank Corp.   1,115,136  76,386,816
Regions Financial Corp.   25,000  993,750
SunTrust Banks, Inc.   215,900  15,922,625
Synovus Financial Corp.   131,450  4,617,181
Union Planters Corp.   66,200  4,091,988
Wachovia Corp.  165,000  13,117,500
  166,889,386
WEST - 22.5%
BankAmerica Corp.   1,109,200  85,963,000
First Security Corp.   337,875  7,834,477
Silicon Valley Bancshares (a)  25,400  1,447,800
UnionBanCal Corp.   16,900  1,573,813
U.S. Bancorp  699,232  80,455,382
Washington Mutual, Inc.   400,600  26,890,275
Wells Fargo & Co.   197,166  63,487,452
Westamerica Bancorporation  495,000  16,891,875
Zions Bancorp  427,300  18,373,900
  302,917,974
MONEY CENTER - 2.9%
Citicorp  296,700  39,312,750
TOTAL BANKS   1,101,704,918

 SHARES VALUE (NOTE 1)
CREDIT & OTHER FINANCE - 10.8%
FINANCIAL SERVICES - 4.1%
American Express Co.   611,400 $ 55,063,220
PERSONAL CREDIT INSTITUTIONS - 6.7%
Associates First Capital Corp.   493,700  39,496,000
Beneficial Corp.   200,400  23,647,200
Household International, Inc.   176,600  22,935,925
MBNA Corp.   126,000  4,512,375
  90,591,500
TOTAL CREDIT & OTHER FINANCE   145,654,720
TOTAL COMMON STOCKS
 (Cost $830,525,393)   1,247,359,638
CASH EQUIVALENTS - 7.4%
Taxable Central Cash Fund (b)  67,506,850  67,506,850
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.62%, dated
 2/27/98 due 3/2/98  $ 32,141,046  32,126,000
TOTAL CASH EQUIVALENTS
 (Cost $99,632,850)   99,632,850
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $930,158,243) $ 1,346,992,488
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $478,026,464 and $240,300,338, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $70,122 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the end of the period, there were no loans outstanding (see Note 6 of Notes to Financial Statements).
The fund participated in the interfund lending program as a lender. The maximum loan and average daily balances during the period for which the loans were outstanding amounted to $35,549,000 and 22,433,143, respectively. The weighted average interest rate was 5.9%. Interest earned from the interfund lending program amounted to $25,738 and is included in the interest income on the statement of operations. (see Note 5 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $930,620,054 Net unrealized appreciation aggregated $416,372,434, of which $417,329,756 related to appreciated investment securities and $957,322 related to depreciated investment securities.
The fund hereby designates approximately $35,016,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 1.57% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax(unaudited).
A total of 99% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
REGIONAL BANKS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                      $ 1,346,992,488
SECURITIES,
AT
VALUE
(INCLUDING
REPURCHAS
E
AGREEMENT
S OF
$32,126,
000)
(COST
$930,158
,243) -
SEE
ACCOMPAN
YING
SCHEDULE

CASH                                970

RECEIVABLE                          6,103,141
FOR
INVESTMENT
S SOLD

RECEIVABLE                          10,817,409
FOR FUND
SHARES
SOLD

DIVIDENDS                           1,737,843
RECEIVABLE

INTEREST                            280,436
RECEIVABLE

REDEMPTION                          2,024
FEES
RECEIVABLE

OTHER                               114
RECEIVABLE
S

 TOTAL                              1,365,934,425
ASSETS

LIABILITIES

PAYABLE FOR           $ 5,939,488
INVESTMENT
S
PURCHASED

PAYABLE FOR            19,757,415
FUND
SHARES
REDEEMED

ACCRUED                647,537
MANAGEM
ENT FEE

OTHER                  694,350
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                              27,038,790
LIABILITIES

NET ASSETS                         $ 1,338,895,635

NET ASSETS
CONSIST OF:

PAID IN                            $ 891,744,135
CAPITAL

UNDISTRIBUTE                        3,805,982
D NET
INVESTMENT
INCOME

ACCUMULATED                         26,511,273
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                 416,834,245
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                        $ 1,338,895,635
FOR
31,008,4
55
SHARES
OUTSTANDIN
G

NET ASSET                           $43.18
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($1,338,8
95,635 (DIVIDED BY)
31,008,4
55 SHARES)

MAXIMUM                             $44.52
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$43.18)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                   $ 19,823,409
INCOME
DIVIDENDS

INTEREST                      4,187,128
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$32,838)

 TOTAL                        24,010,537
INCOME

EXPENSES

MANAGEMEN      $ 6,188,500
T FEE

TRANSFER        5,796,441
AGENT FEES

ACCOUNTING      751,851
AND
SECURITY
LENDING
FEES

NON-INTEREST    4,381
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       33,962
FEES AND
EXPENSES

REGISTRATION    137,014
FEES

AUDIT           49,719

LEGAL           4,650

MISCELLANEO     9,576
US

 TOTAL          12,976,094
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (89,877)      12,886,217
REDUCTIONS

NET                           11,124,320
INVESTMEN
T INCOME

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     58,737,693
SECURITIES

 FOREIGN        (14,831)      58,722,862
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     242,817,014
SECURITIES

 ASSETS AND     (132)         242,816,882
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                      301,539,744
(LOSS)

NET INCREASE                 $ 312,664,064
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                        $ 7,288,315
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                       $ 26,311
CHARGES -
DEALERS'
PORTION

 DEFERRED                    $ 4,790
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                    $ 235,725
FEES
WITHHELD
BY FSC

 EXPENSE                     $ 82,710
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                    1,079
N CREDITS

  TRANSFER                    6,088
AGENT
CREDITS

                             $ 89,877

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ 11,124,320     $ 5,674,368
NET
INVESTMENT
INCOME

 NET             58,722,862       27,631,220
REALIZED
GAIN (LOSS)

 CHANGE IN       242,816,882      124,368,117
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             312,664,064      157,673,705
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (7,980,022)      (4,305,859)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (35,012,104)     (22,112,110)
REALIZED
GAIN

 TOTAL           (42,992,126)     (26,417,969)
DISTRIBUTIO
NS

SHARE            1,093,335,837    797,514,088
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       42,239,518       25,807,948
ENT OF
DISTRIBUTIO
NS

 COST OF         (905,908,084)    (432,510,460)
SHARES
REDEEMED

 NET             229,667,271      390,811,576
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       1,604,750        706,766
N FEES

  TOTAL          500,943,959      522,774,078
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       837,951,676      315,177,598
OF PERIOD

 END OF         $ 1,338,895,635  $ 837,951,676
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF
$3,805,
982 AND
$2,586,
443,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            29,339,423       27,686,494

 ISSUED IN       1,067,874        968,599
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (24,927,202)     (16,057,387)

 NET             5,480,095        12,597,706
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 32.82      $ 24.37    $ 18.01    $ 17.99    $ 20.88
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            .40          .37        .52        .37        .19
INVESTMENT
INCOME C

 NET            11.41        9.70       6.78       .87        .93
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     11.81        10.07      7.30       1.24       1.12
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (.28)        (.27)      (.25)      (.29)      (.15)
INVESTMENT
INCOME

 FROM NET       (1.23)       (1.40)     (.72)      (.98)      (3.92)
REALIZED
GAIN

 TOTAL          (1.51)       (1.67)     (.97)      (1.27)     (4.07)
DISTRIBUTIO
NS

REDEMPTION      .06          .05        .03        .05        .06
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 43.18      $ 32.82    $ 24.37    $ 18.01    $ 17.99
VALUE, END
OF PERIOD

TOTAL           36.64%       43.33%     40.94%     7.79%      6.46%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 1,338,896  $ 837,952  $ 315,178  $ 164,603  $ 97,429
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.25%        1.46%      1.41%      1.58%      1.62%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.24% D      1.45% D    1.40% D    1.56% D    1.60% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    1.07%        1.36%      2.42%      1.99%      .88%
INVESTMENT
INCOME TO
AVERAGE
NET ASSETS

PORTFOLIO       25%          43%        103%       106%       74%
TURNOVER
RATE

AVERAGE        $ .0400      $ .0384
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE
FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


BIOTECHNOLOGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED              PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998          YEAR    YEARS    YEARS

SELECT BIOTECHNOLOGY       16.11%  99.46%   462.13%

SELECT BIOTECHNOLOGY       12.56%  93.40%   445.20%
(LOAD ADJ.)

S&P 500                    35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED          PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998      YEAR    YEARS   YEARS

SELECT BIOTECHNOLOGY   16.11%  14.81%  18.85%

SELECT BIOTECHNOLOGY   12.56%  14.10%  18.48%
(LOAD ADJ.)

S&P 500                35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
             BIOTECHNOLOGY               S&P 500
             00042                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9635.76                     9691.00
  1988/04/30       9461.40                     9798.57
  1988/05/31       9277.86                     9883.82
  1988/06/30       9589.88                    10337.48
  1988/07/31       9580.70                    10298.20
  1988/08/31       9314.57                     9948.06
  1988/09/30       9507.28                    10371.85
  1988/10/31       9406.34                    10660.19
  1988/11/30       8965.85                    10507.75
  1988/12/31       9268.68                    10691.63
  1989/01/31       9911.07                    11474.26
  1989/02/28       9837.65                    11188.55
  1989/03/31      10562.63                    11449.25
  1989/04/30      10920.53                    12043.46
  1989/05/31      11416.08                    12531.22
  1989/06/30      11122.42                    12459.79
  1989/07/31      12150.24                    13584.91
  1989/08/31      12609.08                    13851.18
  1989/09/30      13141.34                    13794.39
  1989/10/31      13187.23                    13474.36
  1989/11/30      13600.19                    13749.23
  1989/12/31      13340.65                    14079.22
  1990/01/31      12342.43                    13134.50
  1990/02/28      13508.57                    13303.94
  1990/03/31      14077.65                    13656.49
  1990/04/30      14254.90                    13315.08
  1990/05/31      16260.66                    14613.30
  1990/06/30      17396.20                    14513.93
  1990/07/31      17443.37                    14467.48
  1990/08/31      16905.63                    13159.62
  1990/09/30      16528.27                    12518.75
  1990/10/31      16669.78                    12464.92
  1990/11/30      18688.65                    13270.15
  1990/12/31      19256.92                    13640.39
  1991/01/31      21468.47                    14235.11
  1991/02/28      24510.56                    15252.92
  1991/03/31      27040.81                    15622.04
  1991/04/30      25862.60                    15659.53
  1991/05/31      27504.37                    16336.03
  1991/06/30      26044.05                    15587.84
  1991/07/31      28388.63                    16314.23
  1991/08/31      30377.96                    16700.88
  1991/09/30      31951.16                    16421.97
  1991/10/31      35097.56                    16642.03
  1991/11/30      32752.99                    15971.35
  1991/12/31      38329.97                    17798.47
  1992/01/31      37561.68                    17467.42
  1992/02/29      34677.99                    17694.50
  1992/03/31      32046.88                    17349.46
  1992/04/30      29057.94                    17859.53
  1992/05/31      31141.78                    17947.04
  1992/06/30      30595.18                    17679.63
  1992/07/31      32194.56                    18402.73
  1992/08/31      30180.96                    18025.47
  1992/09/30      30077.40                    18238.17
  1992/10/31      31550.21                    18302.01
  1992/11/30      34656.90                    18926.11
  1992/12/31      34365.41                    19158.90
  1993/01/31      32599.36                    19319.83
  1993/02/28      27337.50                    19582.58
  1993/03/31      27748.77                    19995.77
  1993/04/30      28462.45                    19511.88
  1993/05/31      30301.07                    20034.79
  1993/06/30      30482.52                    20092.89
  1993/07/31      29478.53                    20012.52
  1993/08/31      30591.38                    20771.00
  1993/09/30      31849.39                    20611.06
  1993/10/31      34220.26                    21037.71
  1993/11/30      33954.14                    20837.85
  1993/12/31      34607.33                    21089.99
  1994/01/31      35792.77                    21807.05
  1994/02/28      33397.71                    21216.08
  1994/03/31      30022.86                    20291.06
  1994/04/30      29478.53                    20550.78
  1994/05/31      28982.58                    20887.82
  1994/06/30      27833.44                    20376.06
  1994/07/31      27906.02                    21044.40
  1994/08/31      30518.81                    21907.22
  1994/09/30      30422.04                    21370.49
  1994/10/31      29381.76                    21851.33
  1994/11/30      28837.43                    21055.50
  1994/12/31      28317.29                    21367.76
  1995/01/31      29587.40                    21921.82
  1995/02/28      30603.48                    22776.12
  1995/03/31      31099.43                    23448.24
  1995/04/30      32067.12                    24138.79
  1995/05/31      32357.43                    25103.62
  1995/06/30      33530.77                    25686.77
  1995/07/31      35030.70                    26538.55
  1995/08/31      36433.87                    26605.16
  1995/09/30      38066.86                    27727.90
  1995/10/31      37764.45                    27628.91
  1995/11/30      39022.46                    28841.82
  1995/12/31      42221.14                    29397.31
  1996/01/31      44718.28                    30398.00
  1996/02/29      44366.74                    30679.78
  1996/03/31      43663.66                    30975.23
  1996/04/30      44606.40                    31431.81
  1996/05/31      45126.95                    32242.43
  1996/06/30      42400.25                    32365.28
  1996/07/31      39289.32                    30935.38
  1996/08/31      41098.86                    31587.81
  1996/09/30      43503.32                    33365.57
  1996/10/31      41991.24                    34285.79
  1996/11/30      42239.12                    36877.45
  1996/12/31      44589.12                    36146.91
  1997/01/31      46632.73                    38405.37
  1997/02/28      46961.91                    38706.47
  1997/03/31      42120.33                    37116.02
  1997/04/30      40272.96                    39331.84
  1997/05/31      45392.76                    41726.37
  1997/06/30      46581.79                    43595.71
  1997/07/31      46861.56                    47064.62
  1997/08/31      47183.29                    44428.06
  1997/09/30      53394.20                    46861.38
  1997/10/31      51449.79                    45296.21
  1997/11/30      50540.54                    47392.97
  1997/12/31      51399.40                    48206.71
  1998/01/31      51825.89                    48739.88
  1998/02/27      54520.00                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980318 101657 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Biotechnology Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $54,520 - a 445.20% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                           % OF FUND'S
                           INVESTMENTS

GENENTECH, INC. SPECIAL    10.4

CHIRON CORP.               6.2

GENZYME CORP.              5.8

MERCK & CO., INC.          5.7

SCHERING-PLOUGH CORP.      4.4

FOREST LABORATORIES, INC.  3.5

PHARMERICA, INC.           3.3

AMGEN, INC.                3.3

MASTEC, INC.               3.3

BEVERLY ENTERPRISES, INC.  3.3

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
BIOTECHNOLOGY 43.4%
DRUGS 17.2%
PHARMACEUTICAL
PREPARATIONS 7.1%
DRUG DISTRIBUTORS-WHOLESALE 4.0%
WATER & SEWER PIPES 3.3%
ALL OTHERS 25.0%
ROW: 1, COL: 1, VALUE: 25.0
ROW: 1, COL: 2, VALUE: 3.3
ROW: 1, COL: 3, VALUE: 4.0
ROW: 1, COL: 4, VALUE: 7.1
ROW: 1, COL: 5, VALUE: 17.2
ROW: 1, COL: 6, VALUE: 43.4
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
BIOTECHNOLOGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



James Harmon,
Portfolio Manager
of Fidelity Select
Biotechnology Portfolio
Q. HOW DID THE FUND PERFORM, JAMIE?
A. For the 12-month period that ended February 28, 1998, the fund returned 16.11%, underperforming the Standard & Poor's 500 Index, which returned 35.01%.
Q. WHY DID THE FUND UNDERPERFORM THE INDEX OVER THE PERIOD?
A. There were two general trends that negatively affected how the entire biotechnology sector performed - overall poor results in clinical trials for emerging biotech companies and disappointing sales for more mature biotech companies. In terms of emerging biotechnology companies, a number of high-profile product failures over the period increased investors' concerns about the likelihood of clinical success for the entire sector.
Q. YOU ALSO MENTIONED THAT MATURE BIOTECH COMPANIES HAD SOME PERFORMANCE PROBLEMS . . .
A. Yes. A number of established companies turned in disappointing sales over the period. For example, Amgen saw lower-than-expected sales of its lead product, Epogen - a drug used to promote red blood cell growth - due to changes in government regulations. I should note, though, that the fund did own a top-10 position in Amgen at the end of the period because the company's stock had become very inexpensive. Despite the overall problems in the biotechnology sector, the fund actually performed quite well relative to competitive biotech funds, mostly due to good stock picking.
Q. WHAT WERE SOME OF YOUR BEST STOCK PICKS?
A. Most of the fund's top-10 holdings did very well over the period. One standout stock outside of the top 10 was Alkermes, which has compelling late-phase data on a human growth hormone called Prolease. Alkermes is working on introducing this drug in conjunction with Genentech, the fund's top holding. Genentech also was a very strong performer because investors started to see the value of its pipeline of upcoming products, including Prolease and Rituxan, an approved treatment for non-Hodgkin's lymphoma. Pharmaceutical giants Schering-Plough and Merck also were outstanding performers. Both companies benefited from strong industry fundamentals, increased drug usage due to an aging population and the increasingly popular philosophy that it's cheaper to treat people with drugs instead of surgery.
Q. DID YOU SEE ANY TRENDS IN THE TYPES OF COMPANIES THAT LOOKED GOOD?
A. Yes. Some generic drug companies began pursuing a biotechnology strategy. That is, instead of manufacturing only generic drugs, they also were developing proprietary pharmaceuticals that have higher margins and sales potential. Two good examples were ICN Pharmaceuticals - which has developed a therapy for Hepatitis C called Ribaviron - and Forest Laboratories - which is introducing a Prozac-like drug called Citalopram. Both companies were among some of the fund's strongest performers over the period.
Q. DID YOU EXPERIENCE ANY REGRETS OVER THE PERIOD?
A. Sure. I wish I'd owned more Immunex throughout the period. It went up 50% over the past six months. Immunex profited from Enbrel, its drug for rheumatoid arthritis.
Q. JAMIE, HOW DOES THE FUND LOOK GOING FORWARD?
A. The most exciting thing about the biotechnology sector is that one successful drug can create a very valuable company. On the other hand, the most frustrating thing is that it is very hard to find a successful drug. Going forward, the fund will continue to try to invest in those companies that, in my opinion, have the highest likelihood of finding successful drugs.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: December 16, 1985
FUND NUMBER: 042
TRADING SYMBOL: FBIOX
SIZE: as of February 28, 1998, more than $579 million
MANAGER: James Harmon since June 1997;
research associate covering nursing homes, non-technology Initial Public Offerings and petroleum refining, 1995-1996; research analyst covering biotechnology, since 1997;
joined Fidelity in 1995
(checkmark)
BIOTECHNOLOGY PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 85.3%
 SHARES VALUE (NOTE 1)
DRUGS & PHARMACEUTICALS - 68.0%
BIOTECHNOLOGY - 43.4%
Alkermes, Inc. (a)  786,500 $ 18,236,963
Amgen, Inc.   385,800  20,495,625
Ariad Pharmaceuticals, Inc. (a)  130,300  553,775
Aviron (a)  550,000  13,818,750
Biogen, Inc. (a)  403,000  17,782,375
CV Therapeutics, Inc. (a)  25,000  217,188
Cell Genesys, Inc. (a)  108,700  740,519
Chiron Corp. (a)  1,995,900  38,296,331
Creative Biomolecules, Inc. (a)  651,000  6,265,875
Cytyc Corp. (a)  620,600  14,273,800
Genentech, Inc. special (a)  946,600  63,954,663
Genzyme Corp.   1,206,200  35,658,288
Hyseq, Inc.   186,400  2,469,800
International Murex Technologies Corp. (a) 374  3,693
LeukoSite, Inc. (a)  450,000  4,050,000
Magainin Pharmaceuticals, Inc. (a)(c)  1,302,600  9,525,263
Medimmune, Inc. (a)  200,100  10,380,188
Molecular Biosystems, Inc. (a)  246,200  2,123,475
Neurex Corp. (a)  140,000  2,782,500
Sepracor, Inc. (a)  120,400  4,846,100
  266,475,171
COMMERCIAL LABORATORY RESEARCH - 0.3%
Scios, Inc. (a)  205,000  2,050,000
DRUGS - 17.2%
Agouron Pharmaceuticals, Inc. (a)  197,500  7,282,813
Alliance Pharmaceutical Corp. (a)  737,500  6,914,063
Alteon, Inc. (a)  260,000  3,152,500
Anesta Corp. (a)  239,000  4,794,938
Forest Laboratories, Inc. (a)  339,300  21,227,457
Merck & Co., Inc.   273,700  34,913,856
Schering-Plough Corp.   352,800  26,834,850
Sequus Pharmaceuticals, Inc. (a)  64,000  624,000
  105,744,477
PHARMACEUTICAL PREPARATIONS - 7.1%
AXYS Pharmaceuticals, Inc. (a)  863,900  7,343,150
Cellegy Pharmaceuticals, Inc. (a)  293,800  2,350,400
ICN Pharmaceuticals, Inc.   127,400  7,357,350
Inhale Therapeutic Systems (a)  169,500  5,063,813
NPS Pharmaceuticals, Inc. (a)  375,500  3,050,938
NeXstar Pharmaceuticals, Inc. (a)  246,100  2,891,675
T Cell Sciences, Inc. (a)  359,300  718,600
Theratech, Inc. (a)  322,000  2,857,750
ViroPharma, Inc. (a)(c)  599,100  11,832,225
  43,465,901
TOTAL DRUGS & PHARMACEUTICALS   417,735,549
ELECTRICAL EQUIPMENT - 0.0%
TV & RADIO COMMUNICATION EQUIPMENT - 0.0%
American Satellite Network
 ASN warrants 6/30/99 (a)  5,000  -
ELECTRONIC INSTRUMENTS - 1.1%
LAB ANALYTICAL INSTRUMENTS - 1.1%
Waters Corp. (a)  137,900  6,817,431
ENGINEERING - 3.3%
WATER & SEWER PIPES - 3.3%
MasTec, Inc. (a)  718,000  20,104,000

 SHARES VALUE (NOTE 1)
MEDICAL EQUIPMENT & SUPPLIES - 6.0%
DRUG DISTRIBUTORS - WHOLESALE - 4.0%
Allegiance Corp.   117,900 $ 4,111,763
PharMerica, Inc. (a)  1,581,583  20,560,579
  24,672,342
MEDICAL SUPPLIES & APPLIANCES - 0.4%
Cygnus, Inc. (a)  114,800  2,044,875
Resmed, Inc. (a)  14,800  503,200
  2,548,075
MEDICAL TECHNOLOGY - 1.4%
Ballard Medical Products  334,300  8,399,288
OPHTHALMIC GOODS - 0.2%
Cooper Companies, Inc. (a)  22,300  1,042,525
TOTAL MEDICAL EQUIPMENT & SUPPLIES   36,662,230
MEDICAL FACILITIES MANAGEMENT - 3.6%
MEDICAL SERVICES - 0.2%
Carematrix Corp. (a)  47,300  1,182,500
NURSING CARE & NURSING HOMES - 0.1%
Integrated Health Services, Inc.   18,800  638,025
SKILLED NURSING CARE FACILITIES - 3.3%
Beverly Enterprises, Inc.  1,320,900  20,061,169
TOTAL MEDICAL FACILITIES MANAGEMENT   21,881,694
SERVICES - 3.3%
MANAGEMENT CONSULTING SERVICES - 0.7%
Boron LePore & Associates, Inc.   127,600  4,274,600
MANAGEMENT SERVICES - 2.6%
Medpartners, Inc. (a)  1,349,800  16,197,600
TOTAL SERVICES   20,472,200
TOTAL COMMON STOCKS
 (Cost $491,088,371)   523,673,104
CASH EQUIVALENTS - 14.7%
Taxable Central Cash Fund (b)
 (Cost $90,189,945) 90,189,945  90,189,945
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $581,278,316)  $ 613,863,049
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Affiliated company (see Note 10 of Notes to Financial Statements) OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $861,562,840 and $1,034,833,837, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $129,840 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, the value of securities loaned and the value of collateral amounted to $18,050,879 and $18,753,800, respectively (see Note 6 of Notes to Financial Statements).
Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Alkermes, Inc.  $ 3,406,381 $ 2,779,173 $ - $ -
Arqule, Inc.   -  -  -  -
Ariad Pharmaceuticals, Inc.   -  327,813  -  -
LeukoSite, Inc.   -  -  -  -
Magainin Pharmaceuticals, Inc.   1,238,558  -  -  9,525,263
Sequana Therapeutics, Inc.   -  387,900  -  -
ViroPharma, Inc   186,688  -  -  11,832,225
TOTALS  $ 4,831,627 $ 3,494,886 $ - $ 21,357,488
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $581,434,806. Net unrealized appreciation aggregated $32,428,243, of which $58,477,962 related to appreciated investment securities and $26,049,719 related to depreciated investment securities.
The fund hereby designates approximately $96,641,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 78% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
BIOTECHNOLOGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                      $ 613,863,049
SECURITIES,
AT VALUE
(COST
$581,278
,316) -
SEE
ACCOMPAN
YING
SCHEDULE

CASH                                517,075

RECEIVABLE                          27,619,896
FOR
INVESTMENT
S SOLD

RECEIVABLE                          943,214
FOR FUND
SHARES
SOLD

INTEREST                            431,573
RECEIVABLE

REDEMPTION                          1,022
FEES
RECEIVABLE

OTHER                               238,163
RECEIVABLE
S

 TOTAL                              643,613,992
ASSETS

LIABILITIES

PAYABLE FOR          $ 41,581,745
INVESTMENT
S
PURCHASED

PAYABLE FOR           3,020,396
FUND
SHARES
REDEEMED

ACCRUED               286,436
MANAGEM
ENT FEE

OTHER                 429,714
PAYABLES
AND
ACCRUED
EXPENSES

COLLATERAL ON         18,753,800
SECURITIES
LOANED,
AT VALUE

 TOTAL                              64,072,091
LIABILITIES

NET ASSETS                         $ 579,541,901

NET ASSETS
CONSIST OF:

PAID IN                            $ 480,071,181
CAPITAL

ACCUMULATED                         66,885,987
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                 32,584,733
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                        $ 579,541,901
FOR
16,786,2
25
SHARES
OUTSTANDIN
G

NET ASSET                           $34.52
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($579,54
1,901 (DIVIDED BY)
16,786,2
25 SHARES)

MAXIMUM                             $35.59
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$34.52)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                   $ 1,210,685
INCOME
DIVIDENDS

INTEREST                      2,649,872
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$176,503
)

 TOTAL                        3,860,557
INCOME

EXPENSES

MANAGEMEN      $ 3,442,469
T FEE

TRANSFER        4,445,089
AGENT FEES

ACCOUNTING      547,314
AND
SECURITY
LENDING
FEES

NON-INTEREST    2,744
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       45,903
FEES AND
EXPENSES

REGISTRATION    68,209
FEES

AUDIT           40,921

LEGAL           6,845

MISCELLANEO     8,422
US

 TOTAL          8,607,916
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (98,071)      8,509,845
REDUCTIONS

NET                           (4,649,288)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     136,616,575
SECURITIES
(INCLUDING
REALIZED
GAIN
OF
$2,099,4
10 ON
SALES OF
INVESTMENT
S IN
AFFILIATED
ISSUERS)

 FOREIGN        2,118         136,618,693
CURRENCY
TRANSACTIO
NS

CHANGE IN                     (59,882,024)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
SECURITIES

NET GAIN                      76,736,669
(LOSS)

NET INCREASE                 $ 72,087,381
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                        $ 1,105,374
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                       $ 5,947
CHARGES -
DEALERS'
PORTION

 DEFERRED                    $ 31,256
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                    $ 160,688
FEES
WITHHELD
BY FSC

 EXPENSE                     $ 91,488
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                    5,197
N CREDITS

  TRANSFER                    1,386
AGENT
CREDITS

                             $ 98,071

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (4,649,288)   $ (4,230,936)
NET
INVESTMENT
INCOME
(LOSS)

 NET             136,618,693     107,758,165
REALIZED
GAIN (LOSS)

 CHANGE IN       (59,882,024)    (82,231,616)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             72,087,381      21,295,613
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    -               (758,609)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (74,816,933)    (74,788,474)
REALIZED
GAIN

 TOTAL           (74,816,933)    (75,547,083)
DISTRIBUTIO
NS

SHARE            370,670,921     434,127,456
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       72,734,215      73,785,664
ENT OF
DISTRIBUTIO
NS

 COST OF         (536,988,307)   (876,553,990)
SHARES
REDEEMED

 NET             (93,583,171)    (368,640,870)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       952,260         930,907
N FEES

  TOTAL          (95,360,463)    (421,961,433)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       674,902,364     1,096,863,797
OF PERIOD

 END OF         $ 579,541,901   $ 674,902,364
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            10,542,169      12,636,024

 ISSUED IN       2,304,448       2,313,606
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (15,772,857)    (25,208,094)

 NET             (2,926,240)     (10,258,464)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 34.24    $ 36.60    $ 25.30      $ 27.61    $ 22.60
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.27)      (.20)      .11          (.06)      (.18)
INVESTMENT
INCOME
(LOSS) C

 NET            5.20       1.89       11.21        (2.26)     5.15
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     4.93       1.69       11.32        (2.32)     4.97
INVESTMENT
OPERATIONS



LESS
DISTRIBUTIO
NS

 FROM NET       -          (.03)      (.07)        -          -
INVESTMENT
INCOME

 FROM NET       (4.71)     (4.06)     -            -          -
REALIZED
GAIN

 TOTAL          (4.71)     (4.09)     (.07)        -          -
DISTRIBUTIO
NS

REDEMPTION      .06        .04        .05          .01        .04
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 34.52    $ 34.24    $ 36.60      $ 25.30    $ 27.61
VALUE, END
OF PERIOD

TOTAL           16.11%     5.85%      44.97%       (8.37)%    22.17%
RETURN  A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 579,542  $ 674,902  $ 1,096,864  $ 448,197  $ 481,146
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.49%      1.57%      1.44% E      1.59%      1.62%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.47% D    1.56% D    1.43% D      1.59%      1.61% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.81)%     (.59)%     .35%         (.27)%     (.69)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       162%       41%        67%          77%        51%
TURNOVER
RATE

AVERAGE        $ .0454    $ .0376
COMMISSIO
N RATE F




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
 DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET
INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
 E DURING THE PERIOD, FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE
 EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


HEALTH CARE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED            PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998        YEAR    YEARS    YEARS

SELECT HEALTH CARE       36.47%  263.22%  711.23%

SELECT HEALTH CARE       32.31%  252.25%  686.82%
(LOAD ADJ.)

S&P 500                  35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED       PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998   YEAR    YEARS   YEARS

SELECT HEALTH CARE  36.47%  29.43%  23.29%

SELECT HEALTH CARE  32.31%  28.64%  22.91%
(LOAD ADJ.)

S&P 500             35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 132025 S00000000000001
             Health Care                 S&P 500
             00063                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9458.82                     9691.00
  1988/04/30       9311.89                     9798.57
  1988/05/31       9286.94                     9883.82
  1988/06/30       9530.89                    10337.48
  1988/07/31       9517.03                    10298.20
  1988/08/31       9259.22                     9948.06
  1988/09/30       9569.71                    10371.85
  1988/10/31       9688.91                    10660.19
  1988/11/30       9406.14                    10507.75
  1988/12/31       9539.67                    10691.63
  1989/01/31      10213.29                    11474.26
  1989/02/28      10017.63                    11188.55
  1989/03/31      10545.90                    11449.25
  1989/04/30      11121.69                    12043.46
  1989/05/31      11468.29                    12531.22
  1989/06/30      11209.78                    12459.79
  1989/07/31      12598.30                    13584.91
  1989/08/31      12903.10                    13851.18
  1989/09/30      12996.24                    13794.39
  1989/10/31      12900.28                    13474.36
  1989/11/30      13456.25                    13749.23
  1989/12/31      13592.93                    14079.22
  1990/01/31      12813.01                    13134.50
  1990/02/28      12678.74                    13303.94
  1990/03/31      13184.40                    13656.49
  1990/04/30      13184.40                    13315.08
  1990/05/31      14998.51                    14613.30
  1990/06/30      15509.54                    14513.93
  1990/07/31      15723.67                    14467.48
  1990/08/31      15018.83                    13159.62
  1990/09/30      14566.78                    12518.75
  1990/10/31      14899.87                    12464.92
  1990/11/30      16485.02                    13270.15
  1990/12/31      16898.24                    13640.39
  1991/01/31      18566.38                    14235.11
  1991/02/28      20859.66                    15252.92
  1991/03/31      22719.17                    15622.04
  1991/04/30      22323.67                    15659.53
  1991/05/31      23535.70                    16336.03
  1991/06/30      22474.42                    15587.84
  1991/07/31      24463.06                    16314.23
  1991/08/31      25685.54                    16700.88
  1991/09/30      26203.13                    16421.97
  1991/10/31      27929.57                    16642.03
  1991/11/30      26404.04                    15971.35
  1991/12/31      31040.81                    17798.47
  1992/01/31      30022.37                    17467.42
  1992/02/29      28711.39                    17694.50
  1992/03/31      26959.82                    17349.46
  1992/04/30      25432.16                    17859.53
  1992/05/31      25955.82                    17947.04
  1992/06/30      24955.38                    17679.63
  1992/07/31      26456.60                    18402.73
  1992/08/31      25743.04                    18025.47
  1992/09/30      23961.07                    18238.17
  1992/10/31      24698.03                    18302.01
  1992/11/30      26051.08                    18926.11
  1992/12/31      25629.08                    19158.90
  1993/01/31      24252.64                    19319.83
  1993/02/28      21664.59                    19582.58
  1993/03/31      22262.15                    19995.77
  1993/04/30      22253.91                    19511.88
  1993/05/31      23144.06                    20034.79
  1993/06/30      23061.64                    20092.89
  1993/07/31      22311.60                    20012.52
  1993/08/31      23106.97                    20771.00
  1993/09/30      23828.16                    20611.06
  1993/10/31      25600.23                    21037.71
  1993/11/30      25513.69                    20837.85
  1993/12/31      26248.44                    21089.99
  1994/01/31      26768.30                    21807.05
  1994/02/28      26120.54                    21216.08
  1994/03/31      24416.58                    20291.06
  1994/04/30      25396.12                    20550.78
  1994/05/31      26830.44                    20887.82
  1994/06/30      26404.69                    20376.06
  1994/07/31      26933.77                    21044.40
  1994/08/31      30467.90                    21907.22
  1994/09/30      30686.98                    21370.49
  1994/10/31      31112.72                    21851.33
  1994/11/30      31786.48                    21055.50
  1994/12/31      31881.00                    21367.76
  1995/01/31      33569.61                    21921.82
  1995/02/28      34281.08                    22776.12
  1995/03/31      35213.19                    23448.24
  1995/04/30      35704.02                    24138.79
  1995/05/31      36048.02                    25103.62
  1995/06/30      37872.15                    25686.77
  1995/07/31      40040.28                    26538.55
  1995/08/31      40379.76                    26605.16
  1995/09/30      42642.94                    27727.90
  1995/10/31      42747.05                    27628.91
  1995/11/30      44548.55                    28841.82
  1995/12/31      46503.18                    29397.31
  1996/01/31      48166.56                    30398.00
  1996/02/29      47885.36                    30679.78
  1996/03/31      48052.18                    30975.23
  1996/04/30      47851.01                    31431.81
  1996/05/31      48719.06                    32242.43
  1996/06/30      48753.58                    32365.28
  1996/07/31      46849.80                    30935.38
  1996/08/31      48437.93                    31587.81
  1996/09/30      51772.01                    33365.57
  1996/10/31      50756.01                    34285.79
  1996/11/30      53483.45                    36877.45
  1996/12/31      53692.22                    36146.91
  1997/01/31      56934.01                    38405.37
  1997/02/28      57660.04                    38706.47
  1997/03/31      54497.04                    37116.02
  1997/04/30      57216.81                    39331.84
  1997/05/31      61574.52                    41726.37
  1997/06/30      66155.24                    43595.71
  1997/07/31      68626.42                    47064.62
  1997/08/31      63846.80                    44428.06
  1997/09/30      67806.71                    46861.38
  1997/10/31      67782.60                    45296.21
  1997/11/30      69681.19                    47392.97
  1997/12/31      70415.48                    48206.71
  1998/01/31      75482.19                    48739.88
  1998/02/27      78688.90                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 132027 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Health Care Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $78,682 - a 686.82% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                              % OF FUND'S
                              INVESTMENTS

AMERICAN HOME PRODUCTS CORP.  7.9

WARNER-LAMBERT CO.            7.6

MERCK & CO., INC.             5.9

BRISTOL-MYERS SQUIBB CO.      4.9

SCHERING-PLOUGH CORP.         4.9

LILLY (ELI) & CO.             4.2

ABBOTT LABORATORIES           3.7

JOHNSON & JOHNSON             2.8

MEDTRONIC, INC.               2.0

BAXTER INTERNATIONAL, INC.    1.9

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
DRUGS 42.4%
MEDICAL SUPPLIES &
APPLIANCES 12.4%
HOSPITALS 4.1%
MEDICAL TECHNOLOGY 3.7%
BIOTECHNOLOGY 3.6%
ALL OTHERS 33.8%
ROW: 1, COL: 1, VALUE: 33.8
ROW: 1, COL: 2, VALUE: 3.6
ROW: 1, COL: 3, VALUE: 3.7
ROW: 1, COL: 4, VALUE: 4.1
ROW: 1, COL: 5, VALUE: 12.4
ROW: 1, COL: 6, VALUE: 42.4
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
HEALTH CARE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Beso Sikharulidze,
Portfolio Manager
of Fidelity Select
Health Care Portfolio
Q. HOW DID THE FUND PERFORM, BESO?
A. For the 12 months that ended February 28, 1998, the fund returned 36.47%, compared to a return of 35.01% by the Standard & Poor's 500 Index.
Q. HOW WAS THE FUND ABLE TO OUTPACE THE S&P 500 OVER THE PAST 12
MONTHS?
A. The fund had a substantial weighting in large-capitalization pharmaceutical stocks, which did well for two reasons. First, they exhibited strong business prospects and steady earnings growth. Second, their share prices benefited from a "flight to quality" during the financial crisis in Southeast Asia. Investors generally took their money out of technology stocks and other securities that had some exposure to the Asian markets and reinvested it in large-cap companies that were presumed to be "safe." The "safe" companies included pharmaceutical names such as Eli Lilly and Merck. Consequently, the fund's overexposure to pharmaceuticals helped performance during the period.
Q. WHICH INDIVIDUAL STOCKS HELPED PERFORMANCE?
A. Almost all of the major contributors were pharmaceutical stocks. In fact, six of the fund's top 10 holdings as of February 28, 1998, were pharmaceutical companies - the best-performing of which were Schering-Plough and Warner-Lambert. Not only did these companies get a boost from their solid earnings and the recent market environment, but they reaped the benefits of accelerated review by the Food and Drug Administration (FDA). Because drugs are moving through the FDA review process more quickly, they're coming to market sooner. And that's good news for pharmaceutical companies that are spending many of their budget dollars on research and development.
Q. WHAT HAPPENED WITH HEALTH MAINTENANCE ORGANIZATIONS (HMOS)?
A. New competition created by employers forming their own health care plans has created a situation where HMOs cannot raise prices to offset cost increases. Because of this loss of pricing power, HMOs underperformed other health care stocks during the period.
Q. WHAT ABOUT DEVICE MAKERS?
A. Many device makers did not fare well during the second half of the period because of the volatility of their business. As good as these companies and their technologies are, the product life cycles are short. These devices, such as heart defibrillators, are protected by patents, but competitors may still develop similar products very quickly. This volatile environment makes device makers much more like technology companies than pharmaceutical firms.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. The fund's small exposure to Oxford Health Plans detracted from performance. The company's stock plummeted more than 60% in one day after the company announced that an accounting error had caused it to severely misstate its quarterly earnings. The stock continued to flounder after warning of disappointing fourth-quarter earnings. The fund sold its position in Oxford Health by the end of the period. Columbia/HCA Healthcare, a large hospital operator, was another detractor. The company continued to struggle as investigations into its billing practices progressed. Columbia/HCA Healthcare announced a massive restructuring toward the end of 1997, but still later hinted at disappointing earnings amidst the widening probes.
Q. WHAT IS YOUR OUTLOOK FOR THE HEALTH CARE SECTOR?
A. I'm optimistic about the business prospects of most health care stocks, especially pharmaceuticals. I expect that solid management teams, new products and a favorable regulatory environment will provide pharmaceutical companies with the stamina they need to continue their bull run. In addition, medical device makers should do reasonably well as they branch off into new areas, such as spinal, hip and knee devices. I expect that HMOs and service providers will continue to writhe under intense competition and resultant downward pricing pressures amidst increased costs. Finally, biotechnology companies - especially those with promising new products - could benefit if pharmaceutical companies continue their acquisition spree that we witnessed at the end of the period.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: July 14, 1981
FUND NUMBER: 063
TRADING SYMBOL: FSPHX
SIZE: as of February 28, 1998, more than $2.2 billion
MANAGER: Beso Sikharulidze, since 1997;
manager, Fidelity Advisor Health Care Fund, since 1997; Fidelity Select Transportation
Portfolio, 1993-1994; security analyst, appliance, trucking and shipping industries, 1992-1993;
joined Fidelity in 1992
(checkmark)
HEALTH CARE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 83.0%
 SHARES VALUE (NOTE 1)
AGRICULTURE - 0.4%
CROPS - 0.4%
DEKALB Genetics Corp. Class B  150,000 $ 10,078,125
CHEMICALS & PLASTICS - 0.9%
CHEMICALS - 0.9%
Hoechst AG Ord.   524,200  20,212,061
COMPUTER SERVICES & SOFTWARE - 1.4%
COMPUTER SERVICES - 0.8%
HBO & Co.   365,300  19,771,863
CAD/CAM/CAE - 0.6%
Shared Medical Systems Corp.   175,000  13,376,563
TOTAL COMPUTER SERVICES & SOFTWARE   33,148,426
DRUG STORES - 3.0%
CVS Corp.   270,000  19,996,875
Rite Aid Corp.   400,000  12,950,000
Walgreen Co.   1,000,000  36,687,500
  69,634,375
DRUGS & PHARMACEUTICALS - 48.5%
BIOTECHNOLOGY - 3.6%
Amgen, Inc.   500,000  26,562,500
Chiron Corp. (a)  450,000  8,634,375
Cytyc Corp. (a)  114,500  2,633,500
Genentech, Inc. special (a)  397,400  26,849,338
Medimmune, Inc. (a)  250,000  12,968,750
Zonagen, Inc. (a)  294,900  5,437,219
  83,085,682
DRUGS - 42.4%
ALZA Corp. Class A  170,500  6,372,438
American Home Products Corp.   1,948,000  182,625,000
Barr Laboratories, Inc. (a)  438,600  14,912,400
Bristol-Myers Squibb Co.   1,129,700  113,181,819
Elan Corp. PLC ADR (a)  297,020  18,433,804
Forest Laboratories, Inc. (a)  340,000  21,271,250
Lilly (Eli) & Co. (a)  1,467,512  96,580,634
Merck & Co., Inc.   1,062,400  135,522,400
Pfizer, Inc.   449,500  39,780,750
Roche Holding AG  1,875  21,980,553
Sankyo Co. Ltd.   432,000  11,615,482
Schering-Plough Corp.   1,477,100  112,351,919
SmithKline Beecham PLC ADR  42,300  2,617,313
Takeda Chemical Industries Ltd.   448,000  12,436,548
Warner-Lambert Co.   1,204,400  176,143,500
Watson Pharmaceuticals, Inc. (a)  252,800  9,069,200
Yamanouchi Pharmaceutical Co. Ltd.   233,000  5,673,461
  980,568,471
PHARMACEUTICAL PREPARATIONS - 2.5%
Astra AB Class A Free shares  877,200  17,697,414
Immunex Corp. (a)  75,500  4,463,938
Medicis Pharmaceutical Corp.
 Class A   200,000  8,587,500
Novartis AG (Reg.)  14,600  26,669,533
Xoma, Inc. (a)(b)  1,476  5,867
  57,424,252
TOTAL DRUGS & PHARMACEUTICALS   1,121,078,405

 SHARES VALUE (NOTE 1)
ELECTRONIC INSTRUMENTS - 0.5%
LAB ANALYTICAL INSTRUMENTS - 0.5%
Waters Corp. (a)  213,200 $ 10,540,075
ELECTRONICS - 0.2%
ELECTRONIC CAPACITORS - 0.2%
Maxwell Technologies, Inc. (a)  171,800  4,853,350
HOUSEHOLD PRODUCTS - 1.2%
COSMETICS - 0.9%
Avon Products, Inc.   300,000  21,131,250
FABRICATED RUBBER PRODUCTS - 0.3%
Safeskin Corp. (a)  100,000  6,137,500
TOTAL HOUSEHOLD PRODUCTS   27,268,750
MEDICAL EQUIPMENT & SUPPLIES - 19.7%
DENTAL EQUIPMENT - 0.7%
Sybron International Corp. (a)  564,600  15,420,638
DRUG DISTRIBUTORS - WHOLESALE - 1.6%
Cardinal Health, Inc.   231,300  18,937,688
McKesson Corp.   362,400  18,890,100
  37,827,788
MEDICAL, DENTAL, HOSPITAL EQUIPMENT - WHOLESALE - 0.3%
ESC Medical Systems Ltd. (a)  190,000  6,483,750
MEDICAL SUPPLIES & APPLIANCES - 12.4%
Abbott Laboratories  1,139,900  85,278,769
Baxter International, Inc.   764,600  43,295,475
Becton, Dickinson & Co.   590,600  37,576,925
Boston Scientific Corp. (a)  377,968  22,583,588
Johnson & Johnson  856,500  64,665,750
Omnicare, Inc.   100,000  3,700,000
Sofamor/Danek Group, Inc. (a)  400,500  30,137,625
  287,238,132
MEDICAL TECHNOLOGY - 3.7%
Arterial Vascular Engineering, Inc. (a)  62,100  5,084,438
Biomet, Inc.   300,000  8,943,750
Medtronic, Inc.   882,400  46,877,500
St. Jude Medical, Inc. (a)  439,400  16,038,100
Sonus Pharmaceuticals, Inc. (a)  258,200  6,519,550
U.S. Surgical Corp.   105,931  3,244,137
  86,707,475
X-RAY ELECTRO-MEDICAL APPARATUS - 1.0%
ADAC Laboratories (a)  133,000  3,541,125
Coherent, Inc. (a)  18,100  846,175
Guidant Corp.   255,460  18,632,614
  23,019,914
TOTAL MEDICAL EQUIPMENT & SUPPLIES   456,697,697
MEDICAL FACILITIES MANAGEMENT - 6.3%
HOME HEALTH CARE AGENCIES - 0.0%
Coram Healthcare Corp.
 warrants 7/11/99 (a)  19,069  -
HOSPITALS - 4.1%
Columbia/HCA Healthcare Corp.   1,118,800  30,347,450
HEALTHSOUTH Corp. (a)  466,000  12,582,000
Health Management Associates, Inc.
 Class A (a)  511,500  14,226,094
Tenet Healthcare Corp. (a)   582,700  21,741,994
Universal Health Services, Inc. Class B (a)  300,000  15,675,000
  94,572,538
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDICAL FACILITIES MANAGEMENT - CONTINUED
HMO'S & OUTPATIENT CARE - 1.7%
Humana, Inc. (a)  511,500 $ 13,011,281
United HealthCare Corp.   325,890  19,777,449
Wellpoint Health Networks, Inc.   114,500  6,691,094
  39,479,824
NURSING CARE & NURSING HOMES - 0.2%
Health Care & Retirement Corp. (a)   94,700  4,154,963
SKILLED NURSING CARE FACILITIES - 0.3%
Beverly Enterprises, Inc. (a)  433,100  6,577,706
TOTAL MEDICAL FACILITIES MANAGEMENT   144,785,031
SERVICES - 0.9%
MANAGEMENT SERVICES - 0.9%
Medpartners, Inc. (a)  1,800,000  21,600,000
TOTAL COMMON STOCKS
 (Cost $1,445,348,655)   1,919,896,295
CASH EQUIVALENTS - 17.0%
Taxable Central Cash Fund (c)
 (Cost $394,357,052)  394,357,052 394,357,052
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,839,705,707)  $ 2,314,253,347
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,867 or 0.0% of net assets.
3. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,380,141,053 and $1,156,072,551, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $241,726 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, the value of securities loaned and the value of collateral amounted to $44,982,660 and $46,251,900, respectively (see Note 6 of Notes to Financial Statements).
Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Arqule, Inc.  $ - $ 349,200 $ - $ -
Intergrated Living Communities, Inc.   249,320  2,560,000  -  -
Micro Therapeutics, Inc.   -  166,200  -  -
TOTALS  $ 249,320 $ 3,075,400 $ - $ -
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $1,841,898,311. Net unrealized appreciation aggregated $472,355,036, of which $493,077,375 related to appreciated investment securities and $20,722,339 related to depreciated investment securities.
The fund hereby designates approximately $258,954,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 0.36% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax(unaudited).
A total of 24% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
HEALTH CARE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                       $ 2,314,253,347
SECURITIES,
AT VALUE
(COST
$1,839,7
05,707)
-
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                           12,376,932
FOR
INVESTMENT
S SOLD

RECEIVABLE                           7,084,451
FOR FUND
SHARES
SOLD

DIVIDENDS                            2,201,993
RECEIVABLE

INTEREST                             1,641,630
RECEIVABLE

REDEMPTION                           5,667
FEES
RECEIVABLE

OTHER                                198,111
RECEIVABLE
S

 TOTAL                               2,337,762,131
ASSETS

LIABILITIES

PAYABLE FOR           $ 54,949,174
INVESTMENT
S
PURCHASED

PAYABLE FOR            10,293,640
FUND
SHARES
REDEEMED

ACCRUED                1,054,210
MANAGEM
ENT FEE

OTHER                  1,194,024
PAYABLES
AND
ACCRUED
EXPENSES

COLLATERAL ON          46,251,900
SECURITIES
LOANED,
AT VALUE

 TOTAL                               113,742,948
LIABILITIES

NET ASSETS                          $ 2,224,019,183

NET ASSETS
CONSIST OF:

PAID IN                             $ 1,647,003,813
CAPITAL

UNDISTRIBUTE                         2,734,330
D NET
INVESTMENT
INCOME

ACCUMULATED                          99,734,802
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                  474,546,238
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN FOREIGN
CURRENCIES

NET ASSETS,                         $ 2,224,019,183
FOR
19,535,9
29
SHARES
OUTSTANDIN
G

NET ASSET                            $113.84
VALUE AND

REDEMPTIO
N PRICE
PER SHARE
($2,224,0
19,183 (DIVIDED BY)
19,535,9
29 SHARES)

MAXIMUM                              $117.36
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$113.84)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                   $ 15,685,392
INCOME
DIVIDENDS

INTEREST                      8,070,877
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$232,366
)

 TOTAL                        23,756,269
INCOME

EXPENSES

MANAGEMEN      $ 9,512,189
T FEE

TRANSFER        8,116,801
AGENT FEES

ACCOUNTING      808,692
AND
SECURITY
LENDING
FEES

NON-INTEREST    7,673
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       88,799
FEES AND
EXPENSES

REGISTRATION    448,531
FEES

AUDIT           65,894

LEGAL           18,458

MISCELLANEO     13,453
US

 TOTAL          19,080,490
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (297,522)     18,782,968
REDUCTIONS

NET                           4,973,301
INVESTMEN
T INCOME

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     304,917,304
SECURITIES
(INCLUDING
REALIZED
GAIN OF
$1,097,8
16
ON SALES OF
INVESTMENT
S OF
AFFILIATED
ISSUERS)

 FOREIGN        (88,247)      304,829,057
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     201,083,186
SECURITIES

 ASSETS AND     6,729         201,089,915
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                      505,918,972
(LOSS)

NET INCREASE                 $ 510,892,273
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                        $ 4,316,495
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                       $ 41,137
CHARGES -
DEALERS'
PORTION

 DEFERRED                    $ 56,845
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                    $ 206,798
FEES
WITHHELD
BY FSC

 EXPENSE                     $ 288,401
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                    1,323
N CREDITS

  TRANSFER                    7,798
AGENT
CREDITS

                             $ 297,522

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ 4,973,301      $ 6,636,874
NET
INVESTMENT
INCOME

 NET             304,829,057      276,138,063
REALIZED
GAIN (LOSS)

 CHANGE IN       201,089,915      (55,053,844)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             510,892,273      227,721,093
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (3,399,542)      (7,843,463)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (285,151,308)    (188,056,633)
REALIZED
GAIN

 TOTAL           (288,550,850)    (195,900,096)
DISTRIBUTIO
NS

SHARE            1,156,162,920    445,765,805
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       281,663,060      191,246,667
ENT OF
DISTRIBUTIO
NS

 COST OF         (810,127,873)    (822,846,541)
SHARES
REDEEMED

 NET             627,698,107      (185,834,069)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       1,425,211        657,588
N FEES

  TOTAL          851,464,741      (153,355,484)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       1,372,554,442    1,525,909,926
OF PERIOD

 END OF         $ 2,224,019,183  $ 1,372,554,442
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF
$2,734,
330 AND
$1,993,
284,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            10,761,631       4,420,102

 ISSUED IN       2,916,990        2,023,821
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (7,540,216)      (8,234,436)

 NET             6,138,405        (1,790,513)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 102.45     $ 100.47     $ 76.13      $ 63.31    $ 52.57
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            .33          .52          .95          .75        .15
INVESTMENT
INCOME C

 NET            31.94        18.01        28.85        18.38      10.61
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     32.27        18.53        29.80        19.13      10.76
INVESTMENT
OPERATIONS



LESS
DISTRIBUTIO
NS

 FROM NET       (.25)        (.65)        (.59)        (.62)      (.07)
INVESTMENT
INCOME

 FROM NET       (20.73)      (15.95)      (4.92)       (5.74)     -
REALIZED
GAIN

 TOTAL          (20.98)      (16.60)      (5.51)       (6.36)     (.07)
DISTRIBUTIO
NS

REDEMPTION      .10          .05          .05          .05        .05
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 113.84     $ 102.45     $ 100.47     $ 76.13    $ 63.31
VALUE, END
OF PERIOD

TOTAL           36.47%       20.41%       39.68%       31.24%     20.57%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 2,224,019  $ 1,372,554  $ 1,525,910  $ 943,141  $ 522,890
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.20%        1.33%        1.31%        1.39%      1.59%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.18% D      1.32% D      1.30% D      1.36% D    1.55% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    .31%         .52%         1.06%        1.08%      .26%
INVESTMENT
INCOME TO
AVERAGE
NET ASSETS

PORTFOLIO       79%          59%          54%          151%       213%
TURNOVER
RATE

AVERAGE        $ .0490      $ .0466
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET INVESTMENT
INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
 E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


MEDICAL DELIVERY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                 PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998             YEAR    YEARS    YEARS

SELECT MEDICAL DELIVERY       21.97%  203.35%  652.53%

SELECT MEDICAL DELIVERY       18.24%  194.18%  629.88%
(LOAD ADJ.)

S&P 500                       35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998         YEAR    YEARS   YEARS

SELECT MEDICAL DELIVERY   21.97%  24.85%  22.36%

SELECT MEDICAL DELIVERY   18.24%  24.09%  21.99%
(LOAD ADJ.)

S&P 500                   35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 144319 S00000000000001
             Medical Delivery            S&P 500
             00505                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9957.04                     9691.00
  1988/04/30      10038.21                     9798.57
  1988/05/31       9875.87                     9883.82
  1988/06/30      10187.03                    10337.48
  1988/07/31      10078.80                    10298.20
  1988/08/31       9794.70                     9948.06
  1988/09/30      10349.37                    10371.85
  1988/10/31      10619.94                    10660.19
  1988/11/30      10281.73                    10507.75
  1988/12/31      10619.94                    10691.63
  1989/01/31      11404.60                    11474.26
  1989/02/28      11823.99                    11188.55
  1989/03/31      12473.36                    11449.25
  1989/04/30      13325.66                    12043.46
  1989/05/31      14015.62                    12531.22
  1989/06/30      13852.68                    12459.79
  1989/07/31      15425.00                    13584.91
  1989/08/31      16143.39                    13851.18
  1989/09/30      16590.69                    13794.39
  1989/10/31      16034.95                    13474.36
  1989/11/30      16780.45                    13749.23
  1989/12/31      16781.43                    14079.22
  1990/01/31      14310.71                    13134.50
  1990/02/28      14671.60                    13303.94
  1990/03/31      15351.74                    13656.49
  1990/04/30      15504.43                    13315.08
  1990/05/31      17697.54                    14613.30
  1990/06/30      18544.24                    14513.93
  1990/07/31      18613.64                    14467.48
  1990/08/31      17128.44                    13159.62
  1990/09/30      15990.24                    12518.75
  1990/10/31      15795.92                    12464.92
  1990/11/30      17989.02                    13270.15
  1990/12/31      19510.41                    13640.39
  1991/01/31      22654.94                    14235.11
  1991/02/28      24055.69                    15252.92
  1991/03/31      27629.02                    15622.04
  1991/04/30      26800.01                    15659.53
  1991/05/31      29015.48                    16336.03
  1991/06/30      26571.07                    15587.84
  1991/07/31      29237.11                    16314.23
  1991/08/31      29579.68                    16700.88
  1991/09/30      29847.77                    16421.97
  1991/10/31      30503.11                    16642.03
  1991/11/30      29654.15                    15971.35
  1991/12/31      34694.40                    17798.47
  1992/01/31      34724.88                    17467.42
  1992/02/29      33383.45                    17694.50
  1992/03/31      31173.13                    17349.46
  1992/04/30      29938.40                    17859.53
  1992/05/31      29633.53                    17947.04
  1992/06/30      28073.09                    17679.63
  1992/07/31      29670.61                    18402.73
  1992/08/31      29637.33                    18025.47
  1992/09/30      26159.40                    18238.17
  1992/10/31      27457.38                    18302.01
  1992/11/30      30153.20                    18926.11
  1992/12/31      30119.91                    19158.90
  1993/01/31      28588.96                    19319.83
  1993/02/28      24062.65                    19582.58
  1993/03/31      24595.16                    19995.77
  1993/04/30      24295.62                    19511.88
  1993/05/31      25044.46                    20034.79
  1993/06/30      25294.07                    20092.89
  1993/07/31      25926.42                    20012.52
  1993/08/31      25843.22                    20771.00
  1993/09/30      27973.25                    20611.06
  1993/10/31      29287.87                    21037.71
  1993/11/30      29770.46                    20837.85
  1993/12/31      31784.00                    21089.99
  1994/01/31      33564.57                    21807.05
  1994/02/28      33747.62                    21216.08
  1994/03/31      32066.89                    20291.06
  1994/04/30      33098.62                    20550.78
  1994/05/31      34213.56                    20887.82
  1994/06/30      32100.17                    20376.06
  1994/07/31      33531.29                    21044.40
  1994/08/31      36926.02                    21907.22
  1994/09/30      38240.64                    21370.49
  1994/10/31      39488.71                    21851.33
  1994/11/30      37791.34                    21055.50
  1994/12/31      38089.97                    21367.76
  1995/01/31      39761.96                    21921.82
  1995/02/28      40371.54                    22776.12
  1995/03/31      42931.77                    23448.24
  1995/04/30      41536.48                    24138.79
  1995/05/31      40174.05                    25103.62
  1995/06/30      40820.33                    25686.77
  1995/07/31      44942.54                    26538.55
  1995/08/31      45152.14                    26605.16
  1995/09/30      46095.36                    27727.90
  1995/10/31      45309.34                    27628.91
  1995/11/30      49099.68                    28841.82
  1995/12/31      50348.40                    29397.31
  1996/01/31      53056.30                    30398.00
  1996/02/29      54158.14                    30679.78
  1996/03/31      54681.05                    30975.23
  1996/04/30      55303.66                    31431.81
  1996/05/31      55186.86                    32242.43
  1996/06/30      53882.62                    32365.28
  1996/07/31      48042.74                    30935.38
  1996/08/31      52481.05                    31587.81
  1996/09/30      56238.04                    33365.57
  1996/10/31      51994.39                    34285.79
  1996/11/30      54933.80                    36877.45
  1996/12/31      55889.11                    36146.91
  1997/01/31      58533.37                    38405.37
  1997/02/28      59844.92                    38706.47
  1997/03/31      56058.34                    37116.02
  1997/04/30      57336.35                    39331.84
  1997/05/31      62652.91                    41726.37
  1997/06/30      63088.32                    43595.71
  1997/07/31      67144.49                    47064.62
  1997/08/31      64829.95                    44428.06
  1997/09/30      66754.92                    46861.38
  1997/10/31      64554.96                    45296.21
  1997/11/30      66090.35                    47392.97
  1997/12/31      67144.27                    48206.71
  1998/01/31      65185.36                    48739.88
  1998/02/27      72987.73                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 144322 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Delivery Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $72,988 - a 629.88% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                            % OF FUND'S
                                            INVESTMENTS

UNITED HEALTHCARE CORP.                     8.2

HEALTH MANAGEMENT ASSOCIATES, INC. CLASS A  8.0

HEALTHSOUTH CORP.                           6.9

COLUMBIA/HCA HEALTHCARE CORP.               5.7

TENET HEALTHCARE CORP.                      5.6

HUMANA, INC.                                5.5

UNIVERSAL HEALTH SERVICES, INC. CLASS B     4.7

LINCARE HOLDINGS, INC.                      4.2

QUORUM HEALTH GROUP, INC.                   4.0

TOTAL RENAL CARE HOLDINGS, INC.             2.8

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
HOSPITALS 35.3%
HMO'S & OUTPATIENT CARE 23.7%
MEDICAL SERVICES 5.8%
NURSING CARE &
NURSING HOMES 3.8%
MISCELLANEOUS HEALTH & ALLIED
SERVICES, NEC 3.7%
ALL OTHERS 27.7%
ROW: 1, COL: 1, VALUE: 27.7
ROW: 1, COL: 2, VALUE: 3.7
ROW: 1, COL: 3, VALUE: 3.8
ROW: 1, COL: 4, VALUE: 5.8
ROW: 1, COL: 5, VALUE: 23.7
ROW: 1, COL: 6, VALUE: 35.3
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
MEDICAL DELIVERY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: John Porter became Portfolio Manager of Fidelity Select Medical Delivery Portfolio on January 31, 1998
Q. HOW DID THE FUND PERFORM, JOHN?
A. It was a mixed bag. For the 12 months that ended February 28, 1998, the fund returned 21.97%. This trailed the Standard & Poor's 500 Index, which returned 35.01% over the same period.
Q. WHY DID THE FUND'S PERFORMANCE LAG THAT OF THE INDEX?
A. The fund invests primarily in two areas: managed-care companies and hospitals. For the past year - and even longer - managed-care companies have performed poorly as pricing and cost trends have been out of line. The cost trends - particularly in the pharmaceuticals area - have been growing at a very fast pace, and many companies have been unable to raise their prices to keep up. Hospitals, on the other hand, have come under increased government scrutiny. When the government decided to investigate certain business practices of Columbia/HCA Healthcare, for example, its decision to do so cast a pall across the hospital sector. For better or worse, investors took an individual situation and applied it to the whole sector. As a result, hospitals also showed mixed results.
Q. WHAT TYPES OF CHANGES HAVE YOU MADE TO THE FUND SINCE TAKING OVER?
A. I haven't really made any significant adjustments. I've been spending a lot of time familiarizing myself with each of the fund's holdings and as I get more acquainted with these stocks, I may make some changes. The one strategy that I will try to execute is to look for opportunities that can offset other negative trends within the industry. For example, while the rising cost of prescription drugs has been bad for managed-care companies, pharmaceutical stocks have done quite well and I've invested in that area. Examples within the fund included Merck and Bristol-Myers Squibb.
Q. YOU MENTIONED THE GOVERNMENT'S SCRUTINY OF COLUMBIA/HCA HEALTHCARE, THE FUND'S FOURTH-LARGEST POSITION AT THE END OF THE PERIOD. WHAT EXACTLY HAPPENED?
A. Throughout the course of the period, the government has been investigating Columbia's billing practices, as well as other aspects of its business dealings. As a result, investors have shied away from the stock. While it was still very uncertain what would happen to Columbia as a result of the investigation, we began to see trickles of good news toward the end of the period.
Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD? WHICH WERE
DISAPPOINTING?
A. Health Management Associates, HEALTHSOUTH and Tenet - all hospital companies - turned in strong performances as each company benefited from well-thought-out acquisition strategies. Tenet may have been a beneficiary of Columbia/HCA Healthcare's problems, since the company was able to make a number of favorable acquisitions. Columbia didn't have the luxury to consider making acquisitions as the company had to concentrate more on internal matters. For reasons I've already mentioned, Columbia/HCA Healthcare was disappointing, as was the fund's stake in Idexx, a company that manufactures biotechnology-based detection systems for specialized health and quality control applications.
Q. WHAT'S YOUR OUTLOOK?
A. In terms of the managed-care sector, I'm pretty optimistic. I think the companies in the sector - in general - have a good idea as to what has gone wrong on both the cost and pricing issues. Starting in 1998, we may begin to see the benefits of some managed-care companies being more rational in their pricing to try to offset the spiraling costs. At the same time, managed-care companies may have a better handle on their own cost structures. In the hospital group, I think the trends look good. Many companies may be beneficiaries of continued merger and acquisition activity and the leading companies in the sector should continue to perform well.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: June 30, 1986
FUND NUMBER: 505
TRADING SYMBOL: FSHCX
SIZE: as of February 28, 1998, more than $155 million
MANAGER: John Porter, since January 1998;
manager, Fidelity Select Software and Computer
Services Portfolio, since 1997; Fidelity Select
Multimedia Portfolio, 1996-1997; joined Fidelity in 1995
(checkmark)
MEDICAL DELIVERY PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.7%
 SHARES VALUE (NOTE 1)
COMPUTER SERVICES & SOFTWARE - 1.2%
COMPUTER SERVICES - 1.2%
HBO & Co.   35,600 $ 1,926,850
DRUGS & PHARMACEUTICALS - 2.9%
COMMERCIAL LABORATORY RESEARCH - 0.4%
Transkaryotic Therapies, Inc. (a)  20,400  647,700
DRUGS - 2.5%
Bristol-Myers Squibb Co.   6,800  681,275
Lilly (Eli) & Co. (a)  5,000  329,063
Merck & Co., Inc.   17,300  2,206,831
Pfizer, Inc.   3,400  300,900
Schering-Plough Corp.   4,600  349,888
  3,867,957
TOTAL DRUGS & PHARMACEUTICALS   4,515,657
INSURANCE - 2.0%
ACCIDENT & HEALTH INSURANCE - 0.3%
Aetna, Inc.   6,400  559,200
INSURANCE BROKERS & SERVICES - 0.9%
First Health Group Corp. (a)  28,300  1,409,694
LIFE INSURANCE - 0.3%
United Wisconsin Services, Inc.   13,100  406,100
MULTI-LINE INSURANCE - 0.5%
CIGNA Corp.   3,900  744,900
TOTAL INSURANCE   3,119,894
MEDICAL EQUIPMENT & SUPPLIES - 5.4%
DRUG DISTRIBUTORS - WHOLESALE - 1.6%
Cardinal Health, Inc.   31,100  2,546,313
MEDICAL SUPPLIES & APPLIANCES - 2.3%
Abbott Laboratories  14,400  1,077,300
Baxter International, Inc.   9,400  532,275
Boston Scientific Corp. (a)  20,000  1,195,000
Johnson & Johnson  10,000  755,000
  3,559,575
MEDICAL TECHNOLOGY - 0.8%
Medtronic, Inc.   13,500  717,188
St. Jude Medical, Inc. (a)  12,350  450,775
  1,167,963
OPHTHALMIC GOODS - 0.4%
Cooper Companies, Inc. (a)  14,200  663,850
X-RAY ELECTRO-MEDICAL APPARATUS - 0.3%
Guidant Corp.   5,500  401,156
TOTAL MEDICAL EQUIPMENT & SUPPLIES   8,338,857
MEDICAL FACILITIES MANAGEMENT - 79.2%
HOME HEALTH CARE AGENCIES - 2.0%
Alternative Living Services, Inc. (a)  30,000  1,027,500
Apria Healthcare Group, Inc. (a)  135,100  1,840,738
Coram Healthcare Corp.
 warrants 7/11/99 (a)  9,740  -
Home Health Corp. of America, Inc. (a)  35,000  140,000
  3,008,238
HOSPITALS - 35.3%
Columbia/HCA Healthcare Corp.   324,223  8,794,549
HEALTHSOUTH Corp. (a)  397,800  10,740,600

 SHARES VALUE (NOTE 1)
Health Management Associates, Inc.
 Class A (a)  444,478 $ 12,362,044
Magellan Health Services, Inc. (a)  34,800  783,000
Quorum Health Group, Inc. (a)  225,100  6,239,491
Tenet Healthcare Corp.   233,200  8,701,275
Universal Health Services, Inc. Class B (a)  138,500  7,236,625
  54,857,584
HMO'S & OUTPATIENT CARE - 23.7%
Compdent Corp. (a)  32,300  448,163
Coventry Corp. (a)  135,600  2,195,025
Foundation Health Systems, Inc.
 Class A (a)  39,870  1,103,901
Humana, Inc. (a)  338,400  8,608,050
Maxicare Health Plans, Inc. (a)  34,800  400,200
Mid-Atlantic Medical Services,Inc. (a)  72,900  856,575
Oxford Health Plans, Inc. (a)  48,100  826,719
PacifiCare Health Systems, Inc.: (a)
 Class A  5,900  359,900
 Class B  23,100  1,443,750
Sierra Health Services, Inc. (a)  113,800  4,167,925
Trigon Healthcare, Inc. (a)  68,400  2,120,400
United HealthCare Corp.   208,900  12,677,619
Wellpoint Health Networks, Inc. (a)  27,300  1,595,344
  36,803,571
MEDICAL SERVICES - 5.8%
Carematrix Corp. (a)  49,300  1,232,500
Lincare Holdings, Inc. (a)  100,000  6,490,625
Physician Reliance Network, Inc. (a)  104,400  1,246,275
  8,969,400
MISCELLANEOUS HEALTH & ALLIED SERVICES, NEC - 3.7%
Renal Care Group, Inc. (a)  39,100  1,471,138
Total Renal Care Holdings, Inc.   132,966  4,279,838
  5,750,976
NURSING CARE & NURSING HOMES - 3.8%
Genesis Health Ventures, Inc. (a)  38,100  1,104,900
Health Care & Retirement Corp.   15,000  658,125
Integrated Health Services, Inc.   35,100  1,191,206
Manor Care, Inc.   80,000  3,005,000
  5,959,231
NURSING, PERSONAL CARE FACILITIES - 1.4%
NovaCare, Inc. (a)  156,700  2,193,800
SKILLED NURSING CARE FACILITIES - 1.2%
Mariner Health Group, Inc. (a)  43,800  665,213
Vencor, Inc. (a)  41,700  1,196,269
  1,861,482
SPECIALTY HOSPITAL, EXCEPT PSYCHIATRIC - 0.5%
Pediatrix Medical Group (a)  17,800  734,250
SPECIALTY OUTPATIENT CLINICS - 1.8%
Phycor, Inc. (a)  67,900  1,746,303
Sun Healthcare Group (a)  55,200  1,086,750
  2,833,053
TOTAL MEDICAL FACILITIES MANAGEMENT   122,971,585
TOTAL COMMON STOCKS
 (Cost $116,925,627)   140,872,843
CASH EQUIVALENTS - 9.3%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $14,462,533)  14,462,533 $ 14,462,533
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $131,388,160)  $ 155,335,376
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $156,253,610 and $196,852,235, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $54,751 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, the value of securities loaned and the value of collateral amounted to $1,125,000 and $1,125,000, respectively (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $132,318,178. Net unrealized appreciation aggregated $23,017,198, of which $26,375,336 related to appreciated investment securities and $3,358,138 related to depreciated investment securities.
The fund hereby designates approximately $28,321,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 6% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
MEDICAL DELIVERY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                    $ 155,335,376
SECURITIES,
AT VALUE
(COST
$131,388
,160) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                        1,954,079
FOR FUND
SHARES
SOLD

DIVIDENDS                         11,887
RECEIVABLE

INTEREST                          60,074
RECEIVABLE

REDEMPTION                        149
FEES
RECEIVABLE

OTHER                             106,583
RECEIVABLE
S

 TOTAL                            157,468,148
ASSETS

LIABILITIES

PAYABLE FOR          $ 610,263
FUND
SHARES
REDEEMED

ACCRUED               71,486
MANAGEM
ENT FEE

OTHER                 118,956
PAYABLES
AND
ACCRUED
EXPENSES

COLLATERAL ON         1,125,000
SECURITIES
LOANED,
AT VALUE

 TOTAL                            1,925,705
LIABILITIES

NET ASSETS                       $ 155,542,443

NET ASSETS
CONSIST OF:

PAID IN                          $ 118,740,114
CAPITAL

ACCUMULATED                       12,855,113
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                               23,947,216
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                      $ 155,542,443
FOR
5,492,63
4
SHARES
OUTSTANDIN
G

NET ASSET                         $28.32
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($155,54
2,443 (DIVIDED BY)
5,492,63
4 SHARES)

MAXIMUM                           $29.20
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$28.32)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                 $ 259,685
INCOME
DIVIDENDS

INTEREST                    775,378
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$22,504)

 TOTAL                      1,035,063
INCOME

EXPENSES

MANAGEMEN      $ 949,169
T FEE

TRANSFER        1,283,754
AGENT FEES

ACCOUNTING      162,468
AND
SECURITY
LENDING
FEES

NON-INTEREST    838
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       26,526
FEES AND
EXPENSES

REGISTRATION    34,679
FEES

AUDIT           25,828

LEGAL           5,537

MISCELLANEO     1,833
US

 TOTAL          2,490,632
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (52,426)    2,438,206
REDUCTIONS

NET                         (1,403,143)
INVESTMEN
T INCOME
(LOSS)

REALIZED                    30,147,880
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON
INVESTMENT
SECURITIES

CHANGE IN                   (1,649,494)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
SECURITIES

NET GAIN                    28,498,386
(LOSS)

NET INCREASE               $ 27,095,243
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                      $ 212,167
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                     $ 3,181
CHARGES -
DEALERS'
PORTION

 DEFERRED                  $ 6,095
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                  $ 52,448
FEES
WITHHELD
BY FSC

 EXPENSE                   $ 49,199
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                  895
N CREDITS

  TRANSFER                  2,332
AGENT
CREDITS

                           $ 52,426

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (1,403,143)   $ (1,815,979)
NET
INVESTMENT
INCOME
(LOSS)

 NET             30,147,880      39,056,721
REALIZED
GAIN (LOSS)

 CHANGE IN       (1,649,494)     (20,650,234)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             27,095,243      16,590,508
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (27,697,433)    (25,354,918)
TO
SHAREHOLD
ERS FROM
NET
REALIZED
GAINS

SHARE            114,716,005     213,043,160
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       27,235,291      24,874,771
ENT OF
DISTRIBUTIO
NS

 COST OF         (178,502,092)   (332,613,257)
SHARES
REDEEMED

 NET             (36,550,796)    (94,695,326)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       310,663         355,703
N FEES

  TOTAL          (36,842,323)    (103,104,033)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       192,384,766     295,488,799
OF PERIOD

 END OF         $ 155,542,443   $ 192,384,766
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            4,089,783       7,704,445

 ISSUED IN       1,085,517       921,317
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (6,483,186)     (12,015,996)

 NET             (1,307,886)     (3,390,234)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 28.29    $ 29.00    $ 23.18    $ 20.28    $ 14.46
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.24)      (.23)      (.03)      .06        (.10)
INVESTMENT
INCOME
(LOSS) C

 NET            5.45       2.92       7.72       3.74       5.84
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     5.21       2.69       7.69       3.80       5.74
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       -          -          -          (.06)      -
INVESTMENT
INCOME

 FROM NET       (5.23)     (3.45)     (1.91)     (.89)      -
REALIZED
GAIN

 TOTAL          (5.23)     (3.45)     (1.91)     (.95)      -
DISTRIBUTIO
NS

REDEMPTION      .05        .05        .04        .05        .08
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 28.32    $ 28.29    $ 29.00    $ 23.18    $ 20.28
VALUE, END
OF PERIOD

TOTAL           21.97%     10.50%     34.15%     19.63%     40.25%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 155,542  $ 192,385  $ 295,489  $ 299,570  $ 188,553
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.57%      1.57%      1.65%      1.48%      1.82%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.53% D    1.53% D    1.62% D    1.45% D    1.79% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.88)%     (.84)%     (.13)%     .29%       (.57)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       109%       78%        132%       123%       164%
TURNOVER
RATE

AVERAGE        $ .0422    $ .0434
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET
INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
 SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
 IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.

AMERICAN GOLD PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED              PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1998          YEAR     YEARS    YEARS

SELECT AMERICAN GOLD       -43.15%  15.56%   14.43%

SELECT AMERICAN GOLD       -44.93%  12.03%   10.93%
(LOAD ADJ.)

S&P 500                    35.01%   166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED          PAST 1   PAST 5  PAST 10
FEBRUARY 28, 1998      YEAR     YEARS   YEARS

SELECT AMERICAN GOLD   -43.15%  2.94%   1.36%

SELECT AMERICAN GOLD   -44.93%  2.30%   1.04%
(LOAD ADJ.)

S&P 500                35.01%   21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
             AMERICAN GOLD               S&P 500
             00041                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31      10670.68                     9691.00
  1988/04/30      10738.56                     9798.57
  1988/05/31      10670.68                     9883.82
  1988/06/30      10881.11                    10337.48
  1988/07/31      10853.95                    10298.20
  1988/08/31      10215.89                     9948.06
  1988/09/30       9774.67                    10371.85
  1988/10/31       9876.49                    10660.19
  1988/11/30      10012.25                    10507.75
  1988/12/31       9733.94                    10691.63
  1989/01/31      10086.91                    11474.26
  1989/02/28      10616.38                    11188.55
  1989/03/31      10243.04                    11449.25
  1989/04/30       9747.52                    12043.46
  1989/05/31       9394.54                    12531.22
  1989/06/30       9924.00                    12459.79
  1989/07/31      10025.82                    13584.91
  1989/08/31      10534.92                    13851.18
  1989/09/30      10596.01                    13794.39
  1989/10/31      10704.62                    13474.36
  1989/11/30      12069.00                    13749.23
  1989/12/31      11878.94                    14079.22
  1990/01/31      12401.61                    13134.50
  1990/02/28      12055.42                    13303.94
  1990/03/31      11587.05                    13656.49
  1990/04/30      10331.28                    13315.08
  1990/05/31      11240.87                    14613.30
  1990/06/30      10521.34                    14513.93
  1990/07/31      11254.44                    14467.48
  1990/08/31      11050.80                    13159.62
  1990/09/30      11044.02                    12518.75
  1990/10/31       9231.63                    12464.92
  1990/11/30       9116.24                    13270.15
  1990/12/31       9835.76                    13640.39
  1991/01/31       8471.38                    14235.11
  1991/02/28       9238.42                    15252.92
  1991/03/31       9204.48                    15622.04
  1991/04/30       8878.66                    15659.53
  1991/05/31       9184.11                    16336.03
  1991/06/30       9801.82                    15587.84
  1991/07/31       9693.21                    16314.23
  1991/08/31       8905.81                    16700.88
  1991/09/30       8756.47                    16421.97
  1991/10/31       9428.48                    16642.03
  1991/11/30       9408.12                    15971.35
  1991/12/31       9231.63                    17798.47
  1992/01/31       9455.63                    17467.42
  1992/02/29       9163.75                    17694.50
  1992/03/31       8539.26                    17349.46
  1992/04/30       8104.83                    17859.53
  1992/05/31       8681.81                    17947.04
  1992/06/30       9245.21                    17679.63
  1992/07/31       9828.97                    18402.73
  1992/08/31       9645.70                    18025.47
  1992/09/30       9591.39                    18238.17
  1992/10/31       9306.30                    18302.01
  1992/11/30       8518.89                    18926.11
  1992/12/31       8946.54                    19158.90
  1993/01/31       8776.84                    19319.83
  1993/02/28       9604.97                    19582.58
  1993/03/31      10684.25                    19995.77
  1993/04/30      12035.06                    19511.88
  1993/05/31      13372.29                    20034.79
  1993/06/30      14152.90                    20092.89
  1993/07/31      15279.71                    20012.52
  1993/08/31      14478.73                    20771.00
  1993/09/30      12944.65                    20611.06
  1993/10/31      14879.22                    21037.71
  1993/11/30      14892.79                    20837.85
  1993/12/31      15985.65                    21089.99
  1994/01/31      15992.44                    21807.05
  1994/02/28      15381.53                    21216.08
  1994/03/31      15754.86                    20291.06
  1994/04/30      14424.42                    20550.78
  1994/05/31      15048.92                    20887.82
  1994/06/30      14309.03                    20376.06
  1994/07/31      14098.60                    21044.40
  1994/08/31      14763.82                    21907.22
  1994/09/30      16053.53                    21370.49
  1994/10/31      14892.79                    21851.33
  1994/11/30      13127.92                    21055.50
  1994/12/31      13514.84                    21367.76
  1995/01/31      12102.94                    21921.82
  1995/02/28      12517.00                    22776.12
  1995/03/31      14438.00                    23448.24
  1995/04/30      14383.69                    24138.79
  1995/05/31      14682.37                    25103.62
  1995/06/30      14886.00                    25686.77
  1995/07/31      15286.49                    26538.55
  1995/08/31      15320.43                    26605.16
  1995/09/30      15313.65                    27727.90
  1995/10/31      13467.32                    27628.91
  1995/11/30      14716.31                    28841.82
  1995/12/31      15028.55                    29397.31
  1996/01/31      17696.22                    30398.00
  1996/02/29      18402.17                    30679.78
  1996/03/31      18843.39                    30975.23
  1996/04/30      19291.39                    31431.81
  1996/05/31      21395.66                    32242.43
  1996/06/30      18375.02                    32365.28
  1996/07/31      18035.62                    30935.38
  1996/08/31      19875.16                    31587.81
  1996/09/30      19508.61                    33365.57
  1996/10/31      18972.36                    34285.79
  1996/11/30      18157.80                    36877.45
  1996/12/31      18022.31                    36146.91
  1997/01/31      17254.07                    38405.37
  1997/02/28      19524.17                    38706.47
  1997/03/31      16423.55                    37116.02
  1997/04/30      15431.41                    39331.84
  1997/05/31      16316.76                    41726.37
  1997/06/30      14919.23                    43595.71
  1997/07/31      14685.09                    47064.62
  1997/08/31      14824.11                    44428.06
  1997/09/30      16089.94                    46861.38
  1997/10/31      13624.13                    45296.21
  1997/11/30      10412.00                    47392.97
  1997/12/31      10924.18                    48206.71
  1998/01/31      11531.49                    48739.88
  1998/02/27      11093.00                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980318 101231 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select American Gold Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $11,093 - a 10.93% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                             % OF FUND'S
                             INVESTMENTS

EURO-NEVADA MINING LTD.      11.8

GETCHELL GOLD CORP.          8.4

FRANCO-NEVADA MINING CORP.   6.4

PLACER DOME, INC.            5.7

MERIDIAN GOLD, INC.          5.3

GREENSTONE RESOURCES LTD.    5.2

NORMANDY MINING LTD.         5.1

NEWMONT GOLD CO.             4.8

PRIME RESOURCES GROUP, INC.  4.1

PIONEER GROUP, INC.          3.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
GOLD ORES 70.1%
GOLD & SILVER ORES 15.3%
SILVER ORES 4.3%
MISCELLANEOUS NONMETAL
MINERALS 3.8%
INVESTMENT MANAGERS 3.4%
ALL OTHERS 3.1%
ROW: 1, COL: 1, VALUE: 3.1
ROW: 1, COL: 2, VALUE: 3.4
ROW: 1, COL: 3, VALUE: 3.8
ROW: 1, COL: 4, VALUE: 4.3
ROW: 1, COL: 5, VALUE: 15.3
ROW: 1, COL: 6, VALUE: 71.8
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
AMERICAN GOLD PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



George Domolky,
Portfolio Manager
of Fidelity Select
American Gold Portfolio
Q. HOW DID THE FUND PERFORM, GEORGE?
A. The period just completed was an extremely difficult one for the fund and the gold market. For the 12 months that ended February 28, 1998, the fund lost 43.15%, while the Standard & Poor's 500 Index gained 35.01%.
Q. WHAT FACTORS HURT THE FUND'S PERFORMANCE?
A. The primary factor was the price of gold, which continued to decline during the period. The price of an ounce of gold dipped under $280 early in 1998 before stabilizing around $300 at the end of the period. The litany of negative influences on gold will probably be familiar to many investors - periodic central bank sales, low inflation and a strong dollar were all part of the problem. In the fall of 1997, the currency crisis in Southeast Asia added still more muscle to the forces pushing down gold prices, as a number of countries in the region were forced to sell gold as a means of raising cash to offset their depreciating currencies.
Q. WHAT STRATEGY DID YOU EMPLOY IN SUCH AN UNFAVORABLE ENVIRONMENT?
A. The fund increased its holdings of certain choice companies, such as Euro-Nevada Mining and Franco-Nevada Mining - the fund's number one and number three stocks, respectively, at the end of the period. At the same time, in order to help insulate the fund from declining gold prices, I attempted to diversify it further into diamonds, platinum, palladium and silver. Finally, I tried to invest the fund's assets in companies with cash flows and cost structures that allow them to be profitable despite low commodity prices. The bulk of the fund's holdings remain domiciled in the United States and Canada, with a sprinkling of holdings based in South America, Australia and elsewhere. As always, foreign investments carry greater risk than U.S. investments, but I felt that there was sufficient profit potential in the fund's foreign holdings to justify the added risks.
Q. WHAT HOLDINGS HELPED THE FUND'S PERFORMANCE?
A. Pioneer Group stands out as the most positive contributor to the fund's performance. This U.S.-based company owns gold properties in the Republic of Ghana that investors judged to be undervalued. Another helpful holding, Mountain Province Mining, benefited from the exploration potential of its diamond mining operations in Canada. Southernera Resources and DIA Metropolitan Minerals are further examples of the fund's diversification into diamond mining equities. Finally, Pan American Silver is a silver mining stock that helped the fund's performance.
Q. WHAT HOLDINGS WERE DISAPPOINTMENTS?
A. Getchell Gold stock struggled and, because it was one of the fund's largest holdings, badly hurt performance. During the period, investors favored companies with established production operations over firms - like Getchell Gold - whose primary appeal is the potential profitability represented by successful exploration activities. Greenstone Resources is another exploration company whose stock did poorly for similar reasons. Newmont Mining also dragged down performance. The company has a policy of not hedging its production, which means that, unlike many of its competitors, Newmont does not protect itself against falling gold prices by selling forward or futures contracts for later delivery. Consequently, the company tends to be hurt more by severe declines in precious metals prices of the sort we have experienced lately.
Q. WHAT'S YOUR OUTLOOK, GEORGE?
A. Gold and other precious metals may be close to an important bottom. However, gold market participants will be waiting eagerly to hear what level of gold reserves the European Economic Community central bank decides to carry as it pursues a unified European currency. That decision should be made by the summer of 1998. On other fronts, the current low gold price will result in the closing of unprofitable mines, curtailing gold supplies somewhat. The mines that remain open will be forced to take all reasonable steps to cut costs further, setting the stage for increased profits when gold prices rebound. At the same time, increasing demand for gold jewelry in India and China is a hopeful sign. Furthermore, if the gold market turns upward even a modest amount, the exploration companies that have been spurned in favor of more defensive purchases should be star performers.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: December 16, 1985
FUND NUMBER: 041
TRADING SYMBOL: FSAGX
SIZE: as of February 28, 1998, more than $219 million
MANAGER: George Domolky, since 1997;
manager, Fidelity Select Precious Metals and
Minerals Portfolio, since 1997; Fidelity Canada
Fund, 1987-1996; Fidelity Select Food and
Agriculture Portfolio, 1985-1987; joined
Fidelity in 1981
(checkmark)
AMERICAN GOLD PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 99.3%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 5.1%
PRECIOUS METALS - 5.1%
GOLD & SILVER ORES - 5.1%
Normandy Mining Ltd.   10,752,500 $ 10,668,018
CANADA - 62.8%
METALS & MINING - 5.5%
METAL MINING - 1.4%
Dayton Mining Corp. (a)  50,000  79,017
Morgain Minerals, Inc. (a)  295,000  258,999
Romarco Minerals, Inc. (a)  5,000  9,658
Southernera Resources Ltd. (a)  303,500  2,526,058
  2,873,732
METAL MINING SERVICES - 0.3%
Minefinders Corp., Ltd. (a)  497,600  698,999
MISCELLANEOUS NONMETAL MINERALS - 3.8%
Aber Resources Ltd. (a)  307,300  3,583,095
Archangel Diamond Corp. (a)  19,600  15,143
Camphor Ventures, Inc. (a)  14,100  19,708
DIA Metropolitan Minerals Ltd.: (a)
 Class A  50,650  889,377
 Class B  172,400  3,511,572
  8,018,895
TOTAL METALS & MINING   11,591,626
OIL & GAS - 0.3%
OIL & GAS EXPLORATION - 0.3%
Southwestern Gold Corp. (a)  207,500  668,955
PRECIOUS METALS - 57.0%
GOLD & SILVER ORES - 0.9%
GoldCorp, Inc. Class A (a)  104,500  484,425
Mentor Exploration & Development
 Co. Ltd. (a)(d)  188,000  1,016,752
Richmont Mines, Inc. (a)  187,300  493,327
  1,994,504
GOLD ORES - 55.6%
Argosy Mining Corp. (a)  55,000  16,611
Argosy Mining Corp. (a)(c)  375,000  113,258
Argosy Mining Corp. warrants
 6/14/98 (a)(c)  187,500  -
Agnico Eagle Mines Ltd.   40,000  248,639
Barrick Gold Corp.   19,100  366,237
Brazilian Resources, Inc. (a)  580,000  69,254
Cambior, Inc.   694,500  4,365,777
Canarc Resources Corp. (a)  530,000  204,742
Canarc Resources Corp.
 warrants 6/22/98 (a)  125,000  -
Cathedral Gold Corp. (a)  79,000  10,820
Crown Resources Corp. (a)  307,700  1,288,494
Euro-Nevada Mining Ltd.   1,626,000  24,839,684
Franco-Nevada Mining Corp.   628,900  13,494,571
Franco-Nevada Mining Corp. (c)  6,900  148,056
Franco-Nevada Mining Ltd. Unit (a)(c)  100,000  2,438,399
Francisco Gold Corp. (a)  182,200  1,503,670
Francisco Gold Corp. (a)(c)  144,500  1,192,537
Geomaque Explorations Ltd. (a)  678,100  1,143,066
Golden Knight Resources, Inc. (a)  843,200  1,362,149
Golden Queen Mining Co. Ltd. (a)  120,800  58,544
Greenstone Resources Ltd. (a)  1,919,800  10,922,128
Greenstone Resources Ltd. (a)(c)  120,000  682,704
High River Gold Mines Ltd. (a)  60,000  54,785

 SHARES VALUE (NOTE 1)
Iamgold International African Mining
 Gold Corp. (a)  175,200 $ 602,971
Indochina Goldfields Ltd. (a)  20,000  35,821
Indochina Goldfields Ltd. (a)(c)  100,000  179,104
Kinross Gold Corp. (a)  1,423,100  5,047,694
Kinross Gold Corp. right 4/15/98 (a)  320,000  1,135,031
Meridian Gold, Inc. (a)  3,664,700  11,196,801
Metallica Resources, Inc. (a)(d)   1,042,100  1,903,045
Metallica Resources, Inc. (a)(c)  100,000  182,616
Mountain Province Mining, Inc. (a)  874,900  3,471,947
Nevsun Resources Ltd. (a)  612,000  1,590,448
Oliver Gold Corp. (a)  273,800  53,847
Oliver Gold Corp. warrants 3/18/98 (a)  50,000  -
Orvana Minerals Corp. (a)  3,600  4,678
Placer Dome, Inc.   950,400  12,048,969
Prime Resources Group, Inc.   1,116,900  8,746,925
Queenston Mining, Inc. (a)  254,000  151,642
Repadre Capital Corp. (a)  156,200  630,834
Repadre Capital Corp. (a)(c)  155,000  625,988
Rio Narcea Gold Mines Ltd. (a)  193,000  460,896
Samax Gold, Inc. (a)  75,000  255,487
Samax Gold, Inc. (a)(c)  240,000  817,559
Silver Standard Resources, Inc.   170,000  728,358
Sudbury Contact Mines Ltd. (a)  114,800  262,054
Sutton Resources Ltd. (a)  71,700  589,212
TVI Pacific, Inc. (a)  1,917,000  107,715
TVI Pacific, Inc. (a)(c)  96,000  5,394
TVX Gold, Inc.   57,900  166,557
Teck Corp. sub. Class B (Sub. vtg)  96,000  1,378,894
Vengold, Inc. (a)  202,500  200,544
Viceroy Resources Corp. (a)  130,000  223,705
  117,328,861
SILVER ORES - 0.5%
Pan American Silver Corp. warrants
 4/30/98 (a)  87,500  -
Pan American Silver Corp. (a)(c)  100,000  983,320
  983,320
TOTAL PRECIOUS METALS   120,306,685
TOTAL CANADA   132,567,266
FRANCE - 0.5%
PRECIOUS METALS - 0.5%
GOLD ORES - 0.5%
Guyanor Resources SA Class B (a)  493,440  970,418
GHANA - 1.4%
PRECIOUS METALS - 1.4%
GOLD ORES - 1.4%
Ashanti Goldfields Co. Ltd. GDR  314,152  3,004,079
MEXICO - 0.9%
PRECIOUS METALS - 0.9%
GOLD & SILVER ORES - 0.9%
Industrias Penoles SA  470,000  1,985,915
PERU - 3.8%
PRECIOUS METALS - 3.8%
SILVER ORES - 3.8%
Compania de Minas Buenaventura SA :
 Class A  274,445  1,641,686
 Class T  1,146,549  5,825,620
 Class B sponsored ADR  34,200  461,700
  7,929,006
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED STATES OF AMERICA - 24.8%
PRECIOUS METALS - 21.0%
GOLD & SILVER ORES - 8.4%
Getchell Gold Corp. (a)  947,648 $ 17,649,944
GOLD ORES - 12.6%
Battle Mountain Gold Co.   203,400  1,220,400
Homestake Mining Co.   480,000  4,800,000
Newmont Gold Co.   348,000  10,179,000
Newmont Mining Corp.   40,440  1,170,233
Stillwater Mining Co. (a)  305,600  6,570,400
Stillwater Mining Co. (a)(c)  124,600  2,678,900
  26,618,933
TOTAL PRECIOUS METALS   44,268,877
SECURITIES INDUSTRY - 3.4%
INVESTMENT MANAGERS - 3.4%
Pioneer Group, Inc.   237,500  7,095,313
SERVICES - 0.4%
JEWELRY, PRECIOUS METAL - 0.4%
Lazare Kaplan International, Inc. (a)  85,300  959,625
TOTAL UNITED STATES OF AMERICA   52,323,815
TOTAL COMMON STOCKS
 (Cost $246,839,489)   209,448,517
CASH EQUIVALENTS - 0.7%
Taxable Central Cash Fund (b)
 (Cost $1,513,651)  1,513,651  1,513,651
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $248,353,140)  $ 210,962,168
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,047,835 or 4.6% of net assets.
4. Affiliated company (see Note 10 of Notes to Financial Statements). OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $241,184,490 and $276,290,096, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $91,784 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, there were no loans outstanding (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $6,243,000. The weighted average interest rate was 5.9% (see Note 7 of Notes to Financial Statements).
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Mentor Exploration & Development
 Co. Ltd.  $ - $ - $ - $ 1,016,752
Metallica Resources, Inc.   -  -  -  1,903,045
Sudbury Contact Mines Ltd.   -  454,796  -  -
TVI Pacific, Inc.   1,480,536  3,968,550  -  -
TOTALS  $ 1,480,536 $ 4,423,346 $ - $ 2,919,797
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $249,912,189. Net unrealized depreciation aggregated $38,950,021, of which $26,554,712 related to appreciated investment securities and $65,504,733 related to depreciated investment securities.
At February 28, 1998, the fund had a capital loss carryforward of approximately $35,849,000 which will expire on February 28, 2006.
The fund intends to elect to defer to its fiscal year ending February 28, 1999 approximately $7,830,000 of losses recognized during the period November 1, 1997 to February 28, 1998.
AMERICAN GOLD PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                     $ 210,962,168
SECURITIES,
AT VALUE
(COST
$248,353
,140) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                         2,747,790
FOR
INVESTMENT
S SOLD

RECEIVABLE                         9,034,925
FOR FUND
SHARES
SOLD

DIVIDENDS                          209,774
RECEIVABLE

INTEREST                           33,443
RECEIVABLE

REDEMPTION                         913
FEES
RECEIVABLE

OTHER                              3,500
RECEIVABLE
S

 TOTAL                             222,992,513
ASSETS

LIABILITIES

PAYABLE FOR          $ 1,703,167
INVESTMENT
S
PURCHASED

PAYABLE FOR           1,387,340
FUND
SHARES
REDEEMED

ACCRUED               110,023
MANAGEM
ENT FEE

OTHER                 123,721
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                             3,324,251
LIABILITIES

NET ASSETS                        $ 219,668,262

NET ASSETS
CONSIST OF:

PAID IN                           $ 304,960,794
CAPITAL

ACCUMULATED                        (2,671,127)
NET
INVESTMENT
(LOSS)

ACCUMULATED                        (45,233,950)
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                (37,387,455)
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                       $ 219,668,262
FOR
14,476,8
03 SHARES
OUTSTANDIN
G

NET ASSET                          $15.17
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($219,66
8,262 (DIVIDED BY)
14,476,8
03 SHARES)

MAXIMUM                            $15.64
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$15.17)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                     $ 1,627,565
INCOME
DIVIDENDS

INTEREST                        628,077
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$16,599)

 TOTAL                          2,255,642
INCOME

EXPENSES

MANAGEMEN      $ 1,664,398
T FEE

TRANSFER        2,194,181
AGENT FEES

ACCOUNTING      281,299
AND
SECURITY
LENDING
FEES

NON-INTEREST    205
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       95,091
FEES AND
EXPENSES

REGISTRATION    76,285
FEES

AUDIT           30,511

LEGAL           1,923

INTEREST        1,019

MISCELLANEO     1,172
US

 TOTAL          4,346,084
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (211,046)       4,135,038
REDUCTIONS

NET                             (1,879,396)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     (42,268,327)
SECURITIES
(INCLUDING
 REALIZED
LOSS OF
$3,200,0
49
 ON SALES
OF
INVESTMENT
S IN
 AFFILIATED
ISSUERS)

 FOREIGN        (62,365)        (42,330,692)
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     (126,682,242)
SECURITIES

 ASSETS AND     3,810           (126,678,432)
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                        (169,009,124)
(LOSS)

NET INCREASE                   $ (170,888,520)
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                          $ 916,845
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                         $ 14,845
CHARGES -
DEALERS'
PORTION

 DEFERRED                      $ 27,084
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                      $ 150,383
FEES
WITHHELD
BY FSC

 EXPENSE                       $ 210,465
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                      311
N CREDITS

  TRANSFER                      270
AGENT
CREDITS

                               $ 211,046

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (1,879,396)   $ (2,461,841)
NET
INVESTMENT
INCOME
(LOSS)

 NET             (42,330,692)    35,925,067
REALIZED
GAIN (LOSS)

 CHANGE IN       (126,678,432)   (16,652,278)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             (170,888,520)   16,810,948
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (17,386,044)    (6,827,284)
TO
SHAREHOLD
ERS FROM
NET
REALIZED
GAINS

SHARE            510,192,668     757,145,884
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       17,026,797      6,693,065
ENT OF
DISTRIBUTIO
NS

 COST OF         (549,713,586)   (799,571,083)
SHARES
REDEEMED

 NET             (22,494,121)    (35,732,134)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       2,333,972       2,358,350
N FEES

  TOTAL          (208,434,713)   (23,390,120)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       428,102,975     451,493,095
OF PERIOD

 END OF         $ 219,668,262   $ 428,102,975
PERIOD
(INCLUDIN
G
ACCUMUL
ATED NET
INVESTME
NT LOSS OF
$2,671,
127 AND
$3,491,
165,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            26,655,922      27,099,046

 ISSUED IN       755,071         262,370
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (28,111,853)    (28,839,831)

 NET             (700,860)       (1,478,415)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 28.21    $ 27.11    $ 18.44    $ 22.66    $ 14.15
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.13)      (.16)      (.06)      (.05)      (.11)
INVESTMENT
INCOME
(LOSS) C

 NET            (11.78)    1.60       8.62       (4.25)     8.44
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     (11.91)    1.44       8.56       (4.30)     8.33
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (1.29)     (.50)      -          -          -
REALIZED
GAIN

REDEMPTION      .16        .16        .11        .08        .18
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 15.17    $ 28.21    $ 27.11    $ 18.44    $ 22.66
VALUE, END
OF PERIOD

TOTAL           (43.15)%   6.10%      47.02%     (18.62)%   60.14%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 219,668  $ 428,103  $ 451,493  $ 278,197  $ 347,406
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.55%      1.44%      1.39%      1.41%      1.50%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.48% D    1.42% D    1.39%      1.41%      1.49% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.67)%     (.59)%     (.27)%     (.22)%     (.51)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       89%        63%        56%        34%        39%
TURNOVER
RATE

AVERAGE        $ .0193    $ .0270
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
 DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET INVESTMENT
INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
 E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
 VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


ENERGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED            PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998        YEAR    YEARS    YEARS

SELECT ENERGY            20.40%  92.27%   205.67%

SELECT ENERGY            16.71%  86.42%   196.43%
(LOAD ADJ.)

S&P 500                  35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark included reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED       PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998   YEAR    YEARS   YEARS

SELECT ENERGY       20.40%  13.97%  11.82%

SELECT ENERGY       16.71%  13.27%  11.48%
(LOAD ADJ.)

S&P 500             35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 130549 S00000000000001
             Energy                      S&P 500
             00060                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31      10388.76                     9691.00
  1988/04/30      10782.33                     9798.57
  1988/05/31      10388.76                     9883.82
  1988/06/30      10503.55                    10337.48
  1988/07/31      10569.15                    10298.20
  1988/08/31      10167.37                     9948.06
  1988/09/30      10052.58                    10371.85
  1988/10/31      10142.77                    10660.19
  1988/11/30      10167.37                    10507.75
  1988/12/31      10466.84                    10691.63
  1989/01/31      11257.74                    11474.26
  1989/02/28      11081.05                    11188.55
  1989/03/31      11720.51                    11449.25
  1989/04/30      12115.96                    12043.46
  1989/05/31      12258.99                    12531.22
  1989/06/30      12511.41                    12459.79
  1989/07/31      13033.07                    13584.91
  1989/08/31      13319.14                    13851.18
  1989/09/30      13529.48                    13794.39
  1989/10/31      13436.93                    13474.36
  1989/11/30      13941.76                    13749.23
  1989/12/31      14949.32                    14079.22
  1990/01/31      14281.86                    13134.50
  1990/02/28      14726.83                    13303.94
  1990/03/31      14735.39                    13656.49
  1990/04/30      14239.07                    13315.08
  1990/05/31      15103.35                    14613.30
  1990/06/30      14747.39                    14513.93
  1990/07/31      15751.86                    14467.48
  1990/08/31      16034.94                    13159.62
  1990/09/30      15989.28                    12518.75
  1990/10/31      15167.44                    12464.92
  1990/11/30      15003.07                    13270.15
  1990/12/31      14277.74                    13640.39
  1991/01/31      13352.94                    14235.11
  1991/02/28      14598.59                    15252.92
  1991/03/31      14400.42                    15622.04
  1991/04/30      14560.84                    15659.53
  1991/05/31      14645.77                    16336.03
  1991/06/30      13993.29                    15587.84
  1991/07/31      14711.87                    16314.23
  1991/08/31      14995.51                    16700.88
  1991/09/30      14844.24                    16421.97
  1991/10/31      15288.62                    16642.03
  1991/11/30      14154.03                    15971.35
  1991/12/31      14282.77                    17798.47
  1992/01/31      13518.47                    17467.42
  1992/02/29      13537.58                    17694.50
  1992/03/31      13145.88                    17349.46
  1992/04/30      14043.93                    17859.53
  1992/05/31      14712.68                    17947.04
  1992/06/30      13984.64                    17679.63
  1992/07/31      14358.20                    18402.73
  1992/08/31      14616.82                    18025.47
  1992/09/30      14703.03                    18238.17
  1992/10/31      14070.85                    18302.01
  1992/11/30      13745.18                    18926.11
  1992/12/31      13941.62                    19158.90
  1993/01/31      14467.36                    19319.83
  1993/02/28      15421.46                    19582.58
  1993/03/31      16210.06                    19995.77
  1993/04/30      16521.87                    19511.88
  1993/05/31      17018.70                    20034.79
  1993/06/30      17242.76                    20092.89
  1993/07/31      17116.12                    20012.52
  1993/08/31      18470.21                    20771.00
  1993/09/30      18363.05                    20611.06
  1993/10/31      18100.02                    21037.71
  1993/11/30      15908.15                    20837.85
  1993/12/31      16612.07                    21089.99
  1994/01/31      17501.82                    21807.05
  1994/02/28      16915.39                    21216.08
  1994/03/31      16096.42                    20291.06
  1994/04/30      17325.97                    20550.78
  1994/05/31      17509.32                    20887.82
  1994/06/30      17417.64                    20376.06
  1994/07/31      17682.47                    21044.40
  1994/08/31      17387.09                    21907.22
  1994/09/30      17254.67                    21370.49
  1994/10/31      18232.51                    21851.33
  1994/11/30      17112.07                    21055.50
  1994/12/31      16680.58                    21367.76
  1995/01/31      16281.18                    21921.82
  1995/02/28      16922.33                    22776.12
  1995/03/31      17847.28                    23448.24
  1995/04/30      18395.78                    24138.79
  1995/05/31      18870.44                    25103.62
  1995/06/30      18321.94                    25686.77
  1995/07/31      18754.41                    26538.55
  1995/08/31      18617.29                    26605.16
  1995/09/30      18627.83                    27727.90
  1995/10/31      17826.18                    27628.91
  1995/11/30      18849.34                    28841.82
  1995/12/31      20247.39                    29397.31
  1996/01/31      20560.22                    30398.00
  1996/02/29      20463.13                    30679.78
  1996/03/31      21833.10                    30975.23
  1996/04/30      22890.36                    31431.81
  1996/05/31      23126.93                    32242.43
  1996/06/30      23555.00                    32365.28
  1996/07/31      22496.09                    30935.38
  1996/08/31      23374.76                    31587.81
  1996/09/30      24613.90                    33365.57
  1996/10/31      25616.48                    34285.79
  1996/11/30      27035.86                    36877.45
  1996/12/31      26822.43                    36146.91
  1997/01/31      27434.92                    38405.37
  1997/02/28      24626.71                    38706.47
  1997/03/31      25308.54                    37116.02
  1997/04/30      25082.62                    39331.84
  1997/05/31      27366.17                    41726.37
  1997/06/30      27767.01                    43595.71
  1997/07/31      29588.99                    47064.62
  1997/08/31      29892.66                    44428.06
  1997/09/30      32091.18                    46861.38
  1997/10/31      31204.48                    45296.21
  1997/11/30      29406.80                    47392.97
  1997/12/31      29580.50                    48206.71
  1998/01/31      28000.07                    48739.88
  1998/02/27      29642.93                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 130552 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $29,643 - a 196.43% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                % OF FUND'S
                                INVESTMENTS

USX-MARATHON GROUP              7.7

TOTAL SA SPONSORED ADR          7.6

TEXACO, INC.                    6.0

BRITISH PETROLEUM PLC ADR       5.5

ROYAL DUTCH PETROLEUM CO.       4.5

COASTAL CORP. (THE)             4.4

VALERO ENERGY CORP.             4.0

ELF AQUITAINE SA SPONSORED ADR  3.5

PETRO-CANADA                    3.3

NOBLE DRILLING CORP.            3.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
 OIL & GAS EXPLORATION 29.0%
 CRUDE PETROLEUM & GAS 26.2%
 PETROLEUM REFINERS 23.5%
 DRILLING 6.9%
 OIL & GAS SERVICES 2.1%
 ALL OTHERS 12.3%
ROW: 1, COL: 1, VALUE: 12.3
ROW: 1, COL: 2, VALUE: 2.1
ROW: 1, COL: 3, VALUE: 6.9
ROW: 1, COL: 4, VALUE: 23.5
ROW: 1, COL: 5, VALUE: 26.2
ROW: 1, COL: 6, VALUE: 29.0
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ENERGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Lawrence Rakers,
Portfolio Manager
of Fidelity Select
Energy Portfolio
Q. HOW DID THE FUND PERFORM, LARRY?
A. For the 12 months that ended February 28, 1998, the fund returned 20.40%, compared to the 35.01% return of the Standard & Poor's 500 Index.
Q. WHAT FACTORS HURT THE FUND'S PERFORMANCE RELATIVE TO THE
S&P 500 DURING THE PERIOD?
A. The prices of oil and natural gas tanked toward the end of 1997 and remained in the doldrums throughout the beginning of 1998. Financial turmoil in Southeast Asia during the second half of the period was the major cause of the decline. Asia is responsible for about half of the growth in demand for most energy commodities. Therefore, slowing Asian economies meant that the consumption of energy was going to fall. In fact, most energy stocks underperformed the S&P 500 over the latest six months.
Q. DESPITE THIS ENVIRONMENT OF DECLINING ENERGY PRICES, WHICH STOCKS IN THE PORTFOLIO WERE ABLE TO OUTPERFORM THE S&P 500?
A. Energy service stocks, such as Halliburton and Schlumberger, and equipment companies, including EVI Incorporated and McDermott International, churned up very strong returns. Most impressive was EVI's 180% gain between March and October 1997. EVI's stock, which took a hit with the rest of the sector in late 1997, more than doubled over the 12-month period. Also boosting performance was Wainoco Oil, a position I increased during the second half of the period. Wainoco is a refiner that is undergoing a restructuring and benefits somewhat when oil prices decline slightly.
Q. THE FUND WAS HEAVILY INVESTED IN INTEGRATED OIL COMPANIES AT THE END OF THE PERIOD. WHAT WAS YOUR STRATEGY BEHIND THIS POSITIONING?
A. The price of oil was below trend - or below a normal range of $18 to $20 a barrel - over the past several months. Historically, the price of oil doesn't hover below trend very often or for periods longer than about six to nine months. For that reason, I felt it would be better to own larger positions in integrated oil companies because if oil returned to the trend range, these stocks would outperform. Integrated oil companies - such as USX-Marathon, Total and Texaco - look for oil, process it in their refineries and make chemicals out of it or make gasoline and sell it to consumers at gasoline stations. I felt the integrated oil companies had the least downside risk in case my assumption was incorrect and the oil price stayed below trend for a long period of time. Most integrated oil companies have strong balance sheets and stock repurchase programs, pay regular dividends and generate solid cash flows from the diversification of their business.
Q. HOW DID THE POLITICAL SITUATION IN IRAQ AFFECT OIL PRICES AT THE END OF THE PERIOD?
A. The price of oil hit a low of about $14 a barrel after the United Nations announced a resolution barring a military strike against Iraq at the end of the period. Most analysts believe that the potential for conflict in Iraq supported the price of oil - keeping it in a range of $16 to $18 a barrel - at the end of 1997. Once any chance of destroying Iraqi oilfields in a military action was quashed - which was unlikely in any case because of the U.N.'s oil-for-food agreement with Iraq - the price of oil dropped even further below trend due to the continued financial problems in Asia.
Q. WHAT'S YOUR OUTLOOK FOR THE ENERGY SECTOR?
A. I'm optimistic about the long-term prospects for energy companies. The short term, on the other hand, depends on what happens to supply and demand in the market. The Organization of Petroleum Exporting Countries (OPEC) could agree in the next few months to cut production, which would reduce the supply of oil and bolster prices. On the demand side, if normal weather patterns return for the remainder of the winter season from the unusually warm patterns we've seen across the U.S., or if the Asian situation improves, demand for oil and natural gas would grow, also helping the price of oil. During the period, most energy companies were punished as commodities prices plummeted, which in turn slowed capacity additions. This situation is setting the sector up for a great run sometime - the question is when.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: July 14, 1981
FUND NUMBER: 060
TRADING SYMBOL: FSENX
SIZE: as of February 28, 1998, more than $147 million
MANAGER: Lawrence Rakers, since 1997;
manager, Fidelity Select Natural Resources
Portfolio, since 1997; Fidelity Select Paper and
Forest Products Portfolio, 1996-1997; Fidelity
Select American Gold Portfolio, 1995-1997;
Fidelity Select Precious Metals and Minerals
Portfolio, 1996-1997; joined Fidelity in 1993
(checkmark)
ENERGY PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.6%
 SHARES VALUE (NOTE 1)
AUTOS, TIRES, & ACCESSORIES - 0.3%
PETROLEUM - WHOLESALE - 0.3%
World Fuel Services Corp.   25,000 $ 484,363
CHEMICALS & PLASTICS - 2.7%
CHEMICALS - 0.8%
Sasol, Ltd.   39,500  336,986
Witco Corp.   20,500  816,156
  1,153,142
UNSUPPORTED PLASTICS FILM & SHEET - 1.9%
W.R. Grace & Co.   32,000  2,686,000
TOTAL CHEMICALS & PLASTICS   3,839,142
ELECTRICAL EQUIPMENT - 0.1%
MOTORS & GENERATORS - 0.1%
NQL Drilling Tools, Inc. Class A (a)  15,000  113,784
ENERGY SERVICES - 9.0%
DRILLING - 6.9%
Artisan Corp.   20,000  129,939
Diamond Offshore Drilling, Inc.   29,800  1,350,313
Noble Drilling Corp. (a)   158,600  4,500,275
Ryan Energy Technologies, Inc. (a)   32,900  214,904
Transocean Offshore, Inc.   86,632  3,725,176
  9,920,607
OIL & GAS SERVICES - 2.1%
Halliburton Co.   20,000  930,000
McDermott International, Inc.   10,700  421,313
Schlumberger Ltd.   10,200  768,825
Weatherford Enterra, Inc. (a)   28,500  986,813
  3,106,951
TOTAL ENERGY SERVICES   13,027,558
GAS - 1.8%
GAS DISTRIBUTION - 1.1%
MCN Energy Group, Inc.   45,000  1,656,563
GAS TRANSMISSION - 0.7%
Enron Corp.   20,000  940,000
TOTAL GAS   2,596,563
HOLDING COMPANIES - 0.5%
HOLDING COMPANY OFFICES, NEC - 0.5%
Norfolk Southern Corp.   21,800  750,738
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
INDUSTRIAL MACHINERY - WHOLESALE - 0.1%
CE Franklin Ltd. (a)   29,600  213,099
OIL & GAS - 79.8%
CRUDE PETROLEUM & GAS - 26.2%
Anadarko Petroleum Corp.   11,800  761,100
Atlantic Richfield Co. (a)   10,000  777,500
Brown (Tom), Inc. (a)  30,800  610,225
Burlington Resources, Inc.   12,825  573,919
Cabot Oil & Gas Corp. Class A  50,000  1,050,000
Canadian Natural Resources Ltd.   10,000  200,176
EEX Corp. (a)   96,000  822,000
Elf Aquitaine SA sponsored ADR  87,400  4,998,188
Enron Oil & Gas Co.   40,000  855,000

 SHARES VALUE (NOTE 1)
HS Resources, Inc. (a)   33,800 $ 473,200
Lomak Petroleum, Inc.   42,200  698,938
Louis Dreyfus Natural Gas Corp. (a)   31,800  574,388
Magnum Hunter Resources, Inc. (a)   88,300  419,425
Nuevo Energy Corp. (a)   32,900  1,180,288
Occidental Petroleum Corp.   65,900  1,684,569
Ocean Energy, Inc. (a)   14,600  682,550
Paramount Resources Ltd. (c)  70,300  728,306
Penn West Petroleum Ltd. (a)   15,000  168,042
Petrobras PN (Pfd. Reg.)  17,500,000  3,964,602
Plains Resources, Inc. (a)   44,400  702,075
Rio Alto Exploration Ltd. (a)   164,600  1,734,153
Santa Fe Energy Resources, Inc.   10,500  117,469
Total SA sponsored ADR  198,600  10,985,063
Ulster Petroleums Ltd. (a)  26,800  237,176
Vastar Resources, Inc.    35,000  1,301,563
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  48,400  1,530,650
  37,830,565
GENERAL PETROLEUM PRODUCTS - 0.3%
KCS Group, Inc.   23,500  417,125
OIL & GAS EXPLORATION - 29.0%
Abacan Resource Corp. (a)   137,200  270,113
Amerada Hess Corp.    50,800  3,013,075
Amoco Corp.    10,000  850,000
Chevron Corp.    48,100  3,902,113
Exxon Corp.   45,000  2,874,375
Kerr-McGee Corp.   27,500  1,859,688
Mobil Corp.   20,000  1,448,750
Petro-Canada  257,900  4,782,132
Phillips Petroleum Co.   53,100  2,601,900
Texaco, Inc.   154,600  8,628,613
USX-Marathon Group   320,400  11,073,825
Unocal Corp.   15,000  565,313
  41,869,897
OIL FIELD EQUIPMENT - 0.8%
Cooper Cameron Corp. (a)   11,400  611,325
EVI, Inc. (a)  11,100  544,594
  1,155,919
PETROLEUM REFINERS - 23.5%
British Petroleum PLC ADR  95,808  7,922,124
Coastal Corp. (The)  99,100  6,305,238
Royal Dutch Petroleum Co.   119,200  6,474,050
Shell Transport & Trading Co. PLC
 ADR   38,700  1,647,169
Tesoro Petroleum Corp. (a)   63,000  1,043,438
Tosco Corp.   60,100  2,231,213
Ultramar Diamond Shamrock Corp.   25,200  899,325
Valero Energy Corp.   164,100  5,825,550
Wainoco Oil Corp. (a)   193,000  1,640,500
  33,988,607
TOTAL OIL & GAS   115,262,113
RAILROADS - 0.3%
Canadian National Railway Co.   7,500  465,672
TOTAL COMMON STOCKS
 (Cost $128,701,381)   136,753,032
CASH EQUIVALENTS - 5.4%
 MATURITY VALUE (NOTE 1)
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.62%, dated
 2/27/98 due 3/2/98  $ 46,022 $ 46,000
 SHARES
Taxable Central Cash Fund (b)  7,686,635  7,686,635
TOTAL CASH EQUIVALENTS
 (Cost $7,732,635)   7,732,635
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $136,434,016)  $ 144,485,667
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $728,306 or 0.5% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $199,954,328 and $289,869,736, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $56,921 for the period
(see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, there were no loans outstanding (see Note 6 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   66.9%
France   11.1
United Kingdom   6.6
Canada   6.4
Netherlands   4.5
Brazil   2.7
Argentina   1.0
Others (individually less than 1%)    0.8
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $136,713,481. Net unrealized appreciation aggregated $7,772,186, of which $14,227,909 related to appreciated investment securities and $6,455,723 related to depreciated investment securities.
The fund hereby designates approximately $31,281,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 18% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
A total of 0.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
ENERGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                   $ 144,485,667
SECURITIES,
AT VALUE
(INCLUDING
REPURCHAS
E
AGREEMENT
S OF
$46,000)
(COST
$136,434
,016) -
SEE
ACCOMPAN
YING
SCHEDULE

CASH                             863

RECEIVABLE                       1,960,808
FOR
INVESTMENT
S SOLD

RECEIVABLE                       1,077,049
FOR FUND
SHARES
SOLD

DIVIDENDS                        522,057
RECEIVABLE

INTEREST                         37,948
RECEIVABLE

REDEMPTION                       518
FEES
RECEIVABLE

 TOTAL                           148,084,910
ASSETS

LIABILITIES

PAYABLE FOR          $ 871,793
FUND
SHARES
REDEEMED

ACCRUED               71,123
MANAGEM
ENT FEE

OTHER                 118,504
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                           1,061,420
LIABILITIES

NET ASSETS                      $ 147,023,490

NET ASSETS
CONSIST OF:

PAID IN                         $ 124,261,109
CAPITAL

UNDISTRIBUTE                     431,333
D NET
INVESTMENT
INCOME

ACCUMULATED                      14,279,425
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                              8,051,623
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                     $ 147,023,490
FOR
6,935,87
8
SHARES
OUTSTANDIN
G

NET ASSET                        $21.20
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($147,02
3,490 (DIVIDED BY)
6,935,87
8 SHARES)

MAXIMUM                          $21.86
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$21.20)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 3,057,600
INCOME
DIVIDENDS

INTEREST                     768,313
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$24,270)

 TOTAL                       3,825,913
INCOME

EXPENSES

MANAGEMEN      $ 1,137,325
T FEE

TRANSFER        1,565,975
AGENT FEES

ACCOUNTING      191,991
AND
SECURITY
LENDING
FEES

NON-INTEREST    869
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       37,329
FEES AND
EXPENSES

REGISTRATION    36,284
FEES

AUDIT           31,440

LEGAL           1,361

MISCELLANEO     12,316
US

 TOTAL          3,014,890
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (88,120)     2,926,770
REDUCTIONS

NET                          899,143
INVESTMEN
T INCOME

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     35,253,681
SECURITIES

 FOREIGN        (25,617)     35,228,064
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     1,070,380
SECURITIES

 ASSETS AND     (28)         1,070,352
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                     36,298,416
(LOSS)

NET INCREASE                $ 37,197,559
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 600,122
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 7,342
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 14,514
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 92,370
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 88,120
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ 899,143       $ 1,086,670
NET
INVESTMENT
INCOME

 NET             35,228,064      20,637,191
REALIZED
GAIN (LOSS)

 CHANGE IN       1,070,352       (2,355,783)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             37,197,559      19,368,078
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (711,215)       (1,000,086)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (31,012,994)    (9,661,247)
REALIZED
GAIN

 TOTAL           (31,724,209)    (10,661,333)
DISTRIBUTIO
NS

SHARE            138,864,076     338,291,399
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       31,069,131      10,462,236
ENT OF
DISTRIBUTIO
NS

 COST OF         (231,915,098)   (274,385,798)
SHARES
REDEEMED

 NET             (61,981,891)    74,367,837
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       267,473         514,459
N FEES

  TOTAL          (56,241,068)    83,589,041
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       203,264,558     119,675,517
OF PERIOD

 END OF         $ 147,023,490   $ 203,264,558
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF
$431,3
33 AND
$428,5
29,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            5,967,396       15,419,263

 ISSUED IN       1,509,439       507,572
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (10,078,784)    (12,698,556)

 NET             (2,601,949)     3,228,279
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 21.31    $ 18.97    $ 16.10    $ 16.73   $ 15.84
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            .11        .13        .18        .07       .06
INVESTMENT
INCOME C

 NET            3.93       3.59       3.13       (.11)     1.35
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     4.04       3.72       3.31       (.04)     1.41
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (.09)      (.13)      (.11)      (.08)     (.03)
INVESTMENT
INCOME

 FROM NET       (4.09)     (1.31)     (.36)      (.54)     (.57)
REALIZED
GAIN

 TOTAL          (4.18)     (1.44)     (.47)      (.62)     (.60)
DISTRIBUTIO
NS

REDEMPTION      .03        .06        .03        .03       .08
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 21.20    $ 21.31    $ 18.97    $ 16.10   $ 16.73
VALUE, END
OF PERIOD

TOTAL           20.40%     20.35%     20.92%     .04%      9.69%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 147,023  $ 203,265  $ 119,676  $ 96,023  $ 145,490
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.58%      1.57%      1.63%      1.85%     1.67%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.53% D    1.55% D    1.63%      1.85%     1.66% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    .47%       .62%       1.04%      .42%      .37%
INVESTMENT
INCOME TO
AVERAGE
NET ASSETS

PORTFOLIO       115%       87%        97%        106%      157%
TURNOVER
RATE

AVERAGE        $ .0142    $ .0399
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET INVESTMENT
INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). E
 FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.


ENERGY SERVICE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED               PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998           YEAR    YEARS    YEARS

SELECT ENERGY SERVICE       48.43%  212.61%  303.70%

SELECT ENERGY SERVICE       43.90%  203.16%  291.51%
(LOAD ADJ.)

S&P 500                     35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED          PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998      YEAR    YEARS   YEARS

SELECT ENERGY SERVICE  48.43%  25.60%  14.98%

SELECT ENERGY SERVICE  43.90%  24.83%  14.62%
(LOAD ADJ.)

S&P 500                35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 131210 S00000000000001
             Energy Service              S&P 500
             00043                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31      10267.92                     9691.00
  1988/04/30      10472.37                     9798.57
  1988/05/31       9756.79                     9883.82
  1988/06/30       9200.23                    10337.48
  1988/07/31       9052.58                    10298.20
  1988/08/31       9222.95                     9948.06
  1988/09/30       8825.41                    10371.85
  1988/10/31       8530.09                    10660.19
  1988/11/30       8166.63                    10507.75
  1988/12/31       8541.45                    10691.63
  1989/01/31       9063.93                    11474.26
  1989/02/28       9166.16                    11188.55
  1989/03/31       9745.43                    11449.25
  1989/04/30      10211.12                    12043.46
  1989/05/31      10392.86                    12531.22
  1989/06/30      10733.61                    12459.79
  1989/07/31      11335.60                    13584.91
  1989/08/31      11869.44                    13851.18
  1989/09/30      11699.06                    13794.39
  1989/10/31      11119.79                    13474.36
  1989/11/30      12073.89                    13749.23
  1989/12/31      13618.62                    14079.22
  1990/01/31      12744.03                    13134.50
  1990/02/28      13948.01                    13303.94
  1990/03/31      14618.15                    13656.49
  1990/04/30      13845.78                    13315.08
  1990/05/31      16174.24                    14613.30
  1990/06/30      15345.08                    14513.93
  1990/07/31      16787.59                    14467.48
  1990/08/31      16492.27                    13159.62
  1990/09/30      16174.24                    12518.75
  1990/10/31      14141.10                    12464.92
  1990/11/30      14356.91                    13270.15
  1990/12/31      13857.62                    13640.39
  1991/01/31      13231.86                    14235.11
  1991/02/28      15359.43                    15252.92
  1991/03/31      14164.81                    15622.04
  1991/04/30      14233.07                    15659.53
  1991/05/31      14608.52                    16336.03
  1991/06/30      12697.13                    15587.84
  1991/07/31      13652.83                    16314.23
  1991/08/31      13504.92                    16700.88
  1991/09/30      12264.79                    16421.97
  1991/10/31      12446.83                    16642.03
  1991/11/30      10956.39                    15971.35
  1991/12/31      10603.70                    17798.47
  1992/01/31      10455.79                    17467.42
  1992/02/29      10671.96                    17694.50
  1992/03/31       9909.68                    17349.46
  1992/04/30      10728.85                    17859.53
  1992/05/31      11582.15                    17947.04
  1992/06/30      10910.88                    17679.63
  1992/07/31      11365.98                    18402.73
  1992/08/31      11946.22                    18025.47
  1992/09/30      12310.30                    18238.17
  1992/10/31      11673.17                    18302.01
  1992/11/30      11434.24                    18926.11
  1992/12/31      10967.77                    19158.90
  1993/01/31      11400.11                    19319.83
  1993/02/28      12526.47                    19582.58
  1993/03/31      13516.30                    19995.77
  1993/04/30      14244.90                    19511.88
  1993/05/31      14905.34                    20034.79
  1993/06/30      14825.63                    20092.89
  1993/07/31      15030.59                    20012.52
  1993/08/31      15554.39                    20771.00
  1993/09/30      15098.91                    20611.06
  1993/10/31      14882.56                    21037.71
  1993/11/30      13311.18                    20837.85
  1993/12/31      13266.23                    21089.99
  1994/01/31      13391.93                    21807.05
  1994/02/28      13323.37                    21216.08
  1994/03/31      12329.26                    20291.06
  1994/04/30      12973.88                    20550.78
  1994/05/31      13551.81                    20887.82
  1994/06/30      13964.61                    20376.06
  1994/07/31      14224.09                    21044.40
  1994/08/31      13657.96                    21907.22
  1994/09/30      14176.91                    21370.49
  1994/10/31      14743.05                    21851.33
  1994/11/30      13976.41                    21055.50
  1994/12/31      13341.51                    21367.76
  1995/01/31      13425.34                    21921.82
  1995/02/28      14335.53                    22776.12
  1995/03/31      15125.96                    23448.24
  1995/04/30      16048.13                    24138.79
  1995/05/31      16467.30                    25103.62
  1995/06/30      15904.42                    25686.77
  1995/07/31      16694.85                    26538.55
  1995/08/31      17365.52                    26605.16
  1995/09/30      17413.42                    27727.90
  1995/10/31      15904.42                    27628.91
  1995/11/30      16802.63                    28841.82
  1995/12/31      18794.72                    29397.31
  1996/01/31      19203.84                    30398.00
  1996/02/29      19947.70                    30679.78
  1996/03/31      21522.19                    30975.23
  1996/04/30      23140.71                    31431.81
  1996/05/31      22804.07                    32242.43
  1996/06/30      22853.94                    32365.28
  1996/07/31      21594.67                    30935.38
  1996/08/31      22966.16                    31587.81
  1996/09/30      23826.45                    33365.57
  1996/10/31      26482.15                    34285.79
  1996/11/30      27554.40                    36877.45
  1996/12/31      28019.92                    36146.91
  1997/01/31      29580.16                    38405.37
  1997/02/28      26382.31                    38706.47
  1997/03/31      28239.12                    37116.02
  1997/04/30      27912.69                    39331.84
  1997/05/31      31786.80                    41726.37
  1997/06/30      33867.58                    43595.71
  1997/07/31      39192.76                    47064.62
  1997/08/31      41971.71                    44428.06
  1997/09/30      46352.32                    46861.38
  1997/10/31      48118.25                    45296.21
  1997/11/30      42231.81                    47392.97
  1997/12/31      42554.92                    48206.71
  1998/01/31      36531.55                    48739.88
  1998/02/27      39151.41                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 131212 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Service Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $39,151 - a 291.51% increase on the initial investment and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                           % OF FUND'S
                           INVESTMENTS

COOPER CAMERON CORP.       6.1

HALLIBURTON CO.            4.5

BAKER HUGHES, INC.         4.5

NOBLE DRILLING CORP.       4.3

R&B FALCON CORP.           4.3

SCHLUMBERGER LTD.          4.2

WESTERN ATLAS, INC.        4.2

TRANSOCEAN OFFSHORE, INC.  4.2

MCDERMOTT (J. RAY) SA      4.1

EVI, INC.                  4.0

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
 OIL & GAS SERVICES 41.5%
 DRILLING 25.4%
 OIL FIELD EQUIPMENT 12.7%
 HEAVY CONSTRUCTION, NEC 4.1%
 FABRICATED PIPE & FITTINGS 3.7%
 ALL OTHERS 12.6%
ROW: 1, COL: 1, VALUE: 12.6
ROW: 1, COL: 2, VALUE: 3.7
ROW: 1, COL: 3, VALUE: 4.1
ROW: 1, COL: 4, VALUE: 12.7
ROW: 1, COL: 5, VALUE: 25.4
ROW: 1, COL: 6, VALUE: 41.5
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ENERGY SERVICE PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW



NOTE TO SHAREHOLDERS: On January 31, 1998, James Catudal (right) became Portfolio Manager of
Fidelity Select Energy Service Portfolio. The following is an interview with Robert Ewing, who managed the fund for most of the period covered by the report, and James Catudal, who adds his outlook.
Q. HOW DID THE FUND PERFORM, BOB?
R.E. For the 12 months that ended February 28, 1998, the fund had a total return of 48.43%. In comparison, the Standard & Poor's 500 Index returned 35.01% over the same period.
Q. WHAT FACTORS CONTRIBUTED TO THIS STRONG PERFORMANCE?
R.E. Tight supply and strong demand resulted in firm oil and gas prices for much of the period, which encouraged exploration and production, and provided a supportive backdrop for the energy service group. However, the latter half of the period brought three important developments that resulted in lower oil and gas prices. First was the Asian currency crisis. The dramatic decrease in the value of many of that region's currencies relative to the U.S. dollar brought slower economic growth and reduced demand for oil and gas.
Q. WHAT WERE THE OTHER TWO FACTORS CONTRIBUTING TO LOWER ENERGY
PRICES?
R.E. In the fall of 1997, the Organization of Petroleum Exporting Countries (OPEC) announced an increase in the production quotas of its member countries. This increase added supply to a market that was already struggling to adjust to the problems in Asia. Finally, there was the El Nino weather pattern, which triggered one of the warmest winters in the last half-century and further reduced the demand for oil and gas. Oil prices were especially hard-hit, with the price of crude oil dipping to about $15 dollars a barrel by the end of the period, considerably below its recent average of approximately $18 a barrel. With weak energy prices, there is little incentive to explore for oil and gas, and this put some downward pressure on the prices of energy service stocks near the end of the period.
Q. WHAT STRATEGY DID YOU ADOPT IN THOSE CIRCUMSTANCES?
R.E. I tried to position the fund in stocks that were not as sensitive to the gyrations of oil and gas prices. Three categories worthy of mention here are deep water drilling, sub-sea construction and integrated services. The economics of deep water drilling allow for profitable exploration even at the low oil prices we've seen recently. Sub-sea construction enables companies to extract oil from deep water sites without building expensive new platforms. Burgeoning demand for the technological advances offered by deep water drilling and sub-sea construction companies made them more resistant to commodity price changes than other energy service companies. Finally, I tried to exploit the trend among exploration and production companies toward working with integrated service companies - that is, firms capable of providing related services, such as reservoir imaging, drilling, production and maintenance.
Q. WHAT STOCKS DID WELL FOR THE FUND?
R.E. Schlumberger and Halliburton are the only two fully integrated service companies in the industry. Both stocks benefited from greater demand for integrated services and the increased pricing flexibility that comes with it. Stolt Comex and Coflexip are examples of the strong sub-sea construction group I mentioned earlier. And Cooper Cameron - the fund's largest holding - is a leading manufacturer of equipment used in deep water drilling that also did well.
Q. WHAT STOCKS DIDN'T PERFORM UP TO YOUR EXPECTATIONS?
R.E. Rowan Companies is a shallow water driller that the fund acquired last September, shortly before the entire energy service sector peaked. Although part of a generally weak group, the stock outperformed most of its peers, and the fund still holds this stock. Bouygues Offshore is a manufacturer of platforms and floating construction systems that suffered from project postponements and a declining backlog of work.
Q. TURNING TO YOU, JIM, WHAT'S YOUR OUTLOOK?
J.C. Lower energy prices should reduce the cash flows of oil and gas companies, likely prompting cutbacks in spending for exploration. Without knowing how long the recent price weakness will continue, I think it makes sense to focus on companies involved more in production, reducing exposure to the exploration side of the business. In addition, I concur with Bob's favorable assessment of deep water drillers. Finally, I plan to focus on companies that provide services to natural gas companies. Although historically oil and gas prices have been closely correlated, more recently gas prices have held up well even in the face of weak oil prices.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.



FUND FACTS
START DATE: December 16, 1985
FUND NUMBER: 043
TRADING SYMBOL: FSESX
SIZE: as of February 28, 1998, more than $919 million
MANAGER: James Catudal, since January 1998;
manager, Fidelity Select Industrial Materials Portfolio, since August 1997; analyst, energy service companies, since January 1998; analyst,
North American non-ferrous metals companies,
1997 to January 1998; joined Fidelity in 1997
(checkmark)
ENERGY SERVICE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 97.2%
 SHARES VALUE (NOTE 1)
BUILDING MATERIALS - 3.7%
FABRICATED PIPE & FITTINGS - 3.7%
Coflexip sponsored ADR  675,300 $ 33,807,201
CONSTRUCTION - 5.0%
CONSTRUCTION - 0.3%
Willbros Group, Inc. (a)  134,500  2,160,406
HEAVY CONSTRUCTION, NEC - 4.1%
McDermott (J. Ray) SA (a)  884,000  37,570,000
HIGHWAY & STREET CONSTRUCTION - 0.6%
Bouygues Offshore SA sponsored ADR (a) 296,900  5,641,100
TOTAL CONSTRUCTION   45,371,506
ELECTRICAL EQUIPMENT - 0.5%
MOTORS & GENERATORS - 0.5%
NQL Drilling Tools, Inc. Class A (a)  664,700  5,042,149
ENERGY SERVICES - 66.9%
DRILLING - 25.4%
Atwood Oceanics, Inc. (a)  95,000  4,666,875
Cliffs Drilling Co. (a)  132,100  5,118,875
Diamond Offshore Drilling, Inc.   684,900  31,034,531
ENSCO International, Inc.   446,000  12,989,750
Helmerich & Payne, Inc.   529,000  15,307,938
Marine Drilling Companies, Inc. (a)  653,800  11,727,538
Nabors Industries, Inc. (a)  621,300  14,212,238
Noble Drilling Corp. (a)  1,386,550  39,343,356
Parker Drilling Co. (a)  169,900  1,868,900
R&B Falcon Corp. (a)  1,467,918  38,899,827
Rowan Companies, Inc. (a)  540,000  15,221,250
Ryan Energy Technologies, Inc. (a)  538,500  3,517,507
Transocean Offshore, Inc.   892,054  38,358,322
  232,266,907
OIL & GAS SERVICES - 41.5%
BJ Services Co. (a)  704,176  24,206,050
Baker Hughes, Inc.   999,756  40,927,511
CAL. Dive International, Inc.   279,900  7,557,300
Carbo Ceramics, Inc.   15,700  455,300
Daniel Industries, Inc.   274,500  5,146,875
Dawson Geophysical Co. (a)  99,500  1,703,938
Dresser Industries, Inc.   413,600  18,482,750
Global Industries Ltd. (a)  1,487,000  25,650,750
Halliburton Co.   882,467  41,034,716
Input/Output, Inc. (a)  114,600  2,471,063
Lone Star Technologies, Inc. (a)  63,800  1,977,800
McDermott International, Inc.   715,000  28,153,125
Oceaneering International, Inc. (a)  586,000  9,705,625
Offshore Logistics, Inc. (a)  208,500  3,674,813
Pool Energy Services Co. (a)  344,000  8,127,000
Schlumberger Ltd.   512,400  38,622,150
SEACOR SMIT, Inc. (a)  134,300  7,512,406
Smith International, Inc. (a)  45,800  2,438,850
Superior Energy Services, Inc. (a)  300,000  2,662,500
Tidewater, Inc.   76,565  3,407,143
Tuboscope, Inc. (a)  450,000  8,803,125
Varco International, Inc. (a)  1,133,800  28,203,275
Weatherford Enterra, Inc. (a)  863,700  29,905,613
Western Atlas, Inc.   508,500  38,614,219
  379,443,897
TOTAL ENERGY SERVICES   611,710,804

 SHARES VALUE (NOTE 1)
ENGINEERING - 2.4%
ARCHITECTS & ENGINEERS - 2.4%
Stolt Comex Seaway SA (a)  895,000 $ 21,591,875
IRON & STEEL - 0.2%
FABRICATED METAL PRODUCTS - 0.2%
Prudential Steel Ltd.   184,100  1,849,082
OIL & GAS - 17.7%
CRUDE PETROLEUM & GAS - 0.3%
Ocean Energy, Inc. (a)  50,400  2,356,200
OIL & GAS EXPLORATION - 2.3%
Companie Generale de Geophsique SA  199,700  4,218,663
Petroleum Geo-Services AS
 sponsored ADR (a)  110,400  6,265,200
Veritas DGC, Inc. (a)  251,500  10,390,094
  20,873,957
OIL FIELD EQUIPMENT - 12.7%
Camco International, Inc.   321,010  18,779,085
Cooper Cameron Corp. (a)  1,046,276  56,106,551
EVI, Inc. (a)  743,300  36,468,156
National-Oilwell, Inc. (a)  175,400  4,911,200
  116,264,992
PETROLEUM REFINERS - 2.4%
British Petroleum PLC ADR  1,302  107,659
Royal Dutch Petroleum Co.   400,000  21,725,000
  21,832,659
TOTAL OIL & GAS   161,327,808
SHIP BUILDING & REPAIR - 0.8%
SHIP BUILDERS - 0.8%
Dril-Quip, Inc.   96,300  2,925,113
Halter Marine Group, Inc. (a)  228,450  4,483,331
  7,408,444
TOTAL COMMON STOCKS
 (Cost $865,105,531)   888,108,869
CASH EQUIVALENTS - 2.8%
Taxable Central Cash Fund (b)
 (Cost $25,552,996)  25,552,996  25,552,996
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $890,658,527)  $ 913,661,865
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $951,386,798 and $661,699,216, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $208,445 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, there were no loans outstanding (see Note 6 of Notes to Financial Statements).
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Gulf Island Fabrication, Inc.  $ 811,813 $ - $ - $ -
Stolt Comex Seaway SA   2,063,124  -  -  -
TOTALS  $ 2,874,937 $ - $ - $ -
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $892,102,047. Net unrealized appreciation aggregated $21,559,818, of which $121,943,336 related to appreciated investment securities and $100,383,518 related to depreciated investment securities.
The fund hereby designates approximately $68,493,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 7% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
ENERGY SERVICE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                      $ 913,661,865
SECURITIES,
AT VALUE
(COST
$890,658
,527) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                          9,707,973
FOR
INVESTMENT
S SOLD

RECEIVABLE                          11,311,071
FOR FUND
SHARES
SOLD

DIVIDENDS                           362,544
RECEIVABLE

INTEREST                            285,365
RECEIVABLE

REDEMPTION                          9,560
FEES
RECEIVABLE

 TOTAL                              935,338,378
ASSETS

LIABILITIES

PAYABLE FOR          $ 15,251,153
FUND
SHARES
REDEEMED

ACCRUED               462,783
MANAGEM
ENT FEE

OTHER                 622,666
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                              16,336,602
LIABILITIES

NET ASSETS                         $ 919,001,776

NET ASSETS
CONSIST OF:

PAID IN                            $ 768,008,422
CAPITAL

ACCUMULATED                         127,990,184
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                 23,003,170
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                        $ 919,001,776
FOR
32,795,0
68 SHARES
OUTSTANDIN
G

NET ASSET                           $28.02
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($919,00
1,776 (DIVIDED BY)
32,795,0
68 SHARES)

MAXIMUM                             $28.89
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$28.02)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                   $ 3,357,488
INCOME
DIVIDENDS

INTEREST                      5,054,028
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$66,512)

 TOTAL                        8,411,516
INCOME

EXPENSES

MANAGEMEN      $ 5,735,646
T FEE

TRANSFER        5,144,326
AGENT FEES

ACCOUNTING      682,437
AND
SECURITY
LENDING
FEES

NON-INTEREST    3,989
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       44,345
FEES AND
EXPENSES

REGISTRATION    364,688
FEES

AUDIT           49,821

LEGAL           4,021

MISCELLANEO     6,332
US

 TOTAL          12,035,605
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (259,593)     11,776,012
REDUCTIONS

NET                           (3,364,496)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     157,398,877
SECURITIES

 FOREIGN        (2,410)       157,396,467
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     12,574,373
SECURITIES

 ASSETS AND     (168)         12,574,205
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                      169,970,672
(LOSS)

NET INCREASE                 $ 166,606,176
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                        $ 10,530,278
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                       $ 29,034
CHARGES -
DEALERS'
PORTION

 DEFERRED                    $ 11,289
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                    $ 477,248
FEES
WITHHELD
BY FSC

 EXPENSE                     $ 250,269
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                    5,768
N CREDITS

  TRANSFER                    3,556
AGENT
CREDITS

                             $ 259,593

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (3,364,496)     $ (344,131)
NET
INVESTMENT
INCOME
(LOSS)

 NET             157,396,467       90,047,658
REALIZED
GAIN (LOSS)

 CHANGE IN       12,574,205        (16,245,487)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             166,606,176       73,458,040
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (52,135,101)      (17,911,527)
TO
SHAREHOLD
ERS FROM
NET
REALIZED
GAINS

SHARE            2,385,855,385     1,555,976,986
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       51,297,776        17,660,042
ENT OF
DISTRIBUTIO
NS

 COST OF         (2,077,124,405)   (1,466,322,715)
SHARES
REDEEMED

 NET             360,028,756       107,314,313
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       4,998,236         2,837,620
N FEES

  TOTAL          479,498,067       165,698,446
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       439,503,709       273,805,263
OF PERIOD

 END OF         $ 919,001,776     $ 439,503,709
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            81,787,357        78,524,862

 ISSUED IN       2,167,528         891,837
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (72,645,359)      (74,951,258)

 NET             11,309,526        4,465,441
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 20.46    $ 16.09    $ 11.97    $ 11.66   $ 11.01
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.10)      (.01)      .08 D      .02       .03
INVESTMENT
INCOME
(LOSS) C

 NET            9.36       5.05       4.49       .67       .51
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     9.26       5.04       4.57       .69       .54
INVESTMENT
OPERATIONS



LESS
DISTRIBUTIO
NS

 FROM NET       -          -          (.04)      (.01)     (.05)
INVESTMENT
INCOME

 IN EXCESS      -          -          -          (.01)     -
OF NET
INVESTMENT
INCOME

 FROM NET       (1.85)     (.79) G    (.48)      (.35)     -
REALIZED
GAIN

 IN EXCESS      -          -          -          (.13)     -
OF NET
REALIZED
GAIN

 TOTAL          (1.85)     (.79)      (.52)      (.50)     (.05)
DISTRIBUTIO
NS

REDEMPTION      .15        .12        .07        .12       .16
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 28.02    $ 20.46    $ 16.09    $ 11.97   $ 11.66
VALUE, END
OF PERIOD

TOTAL           48.43%     32.26%     39.15%     7.60%     6.36%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 919,002  $ 439,504  $ 273,805  $ 63,794  $ 40,857
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.25%      1.47%      1.59%      1.81%     1.66%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.22% E    1.45% E    1.58% E    1.79% E   1.65% E
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.35)%     (.07)%     .60%       .19%      .23%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       78%        167%       223%       209%      137%
TURNOVER
RATE

AVERAGE        $ .0395    $ .0374
COMMISSIO
N RATE F




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET INVESTMENT
 INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D  INVESTMENT INCOME PER SHARE REFLECTS
 A SPECIAL DIVIDEND WHICH AMOUNTED TO $.02 PER
SHARE. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER
 SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
 COMMISSION RATE STRUCTURES MAY DIFFER. G THE AMOUNTS
SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1
OF NOTES TO FINANCIAL STATEMENTS).


NATURAL RESOURCES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED                             LIFE OF
FEBRUARY 28, 1998                        FUND

SELECT NATURAL RESOURCES                 7.30%

SELECT NATURAL RESOURCES                 4.01%
(LOAD ADJ.)

S&P 500                                  34.22%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on March 3, 1997. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns will appear once the fund is a year old.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19980228 19980306 141751 S00000000000001
             Natural Resources           S&P 500
             00514                       SP001
  1997/03/03       9700.00                    10000.00
  1997/03/31       9438.10                     9533.50
  1997/04/30       9428.40                    10102.65
  1997/05/31      10262.60                    10717.70
  1997/06/30      10320.80                    11197.85
  1997/07/31      10931.90                    12088.86
  1997/08/31      10980.40                    11411.64
  1997/09/30      11785.50                    12036.66
  1997/10/31      11145.30                    11634.64
  1997/11/30      10233.50                    12173.20
  1997/12/31      10328.82                    12382.22
  1998/01/31      10010.40                    12519.16
  1998/02/27      10400.93                    13422.05
IMATRL PRASUN   SHR__CHT 19980228 19980306 141753 R00000000000015
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Resources Portfolio on March 3, 1997 when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $10,401 - a 4.01% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,422 - a 34.22% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                % OF FUND'S
                                INVESTMENTS

TOTAL SA SPONSORED ADR          5.2

TEXACO, INC.                    4.3

USX-MARATHON GROUP              4.2

TOSCO CORP.                     3.8

COASTAL CORP. (THE)             3.7

PHILLIPS PETROLEUM CO.          3.3

ELF AQUITAINE SA SPONSORED ADR  3.0

BRITISH PETROLEUM PLC ADR       2.9

ROYAL DUTCH PETROLEUM           2.6

VALERO ENERGY CORP.             2.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
ROW: 1, COL: 1, VALUE: 31.6
ROW: 1, COL: 2, VALUE: 5.0
ROW: 1, COL: 3, VALUE: 5.9
ROW: 1, COL: 4, VALUE: 18.2
ROW: 1, COL: 5, VALUE: 19.4
ROW: 1, COL: 6, VALUE: 19.9
 OIL & GAS EXPLORATION 19.9%
 CRUDE PETROLEUM & GAS 19.4%
 PETROLEUM REFINERS 18.2%
 GOLD ORES 5.9%
 DRILLING 5.0%
 ALL OTHERS 31.6%
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS

Lawrence Rakers, Portfolio Manager
of Fidelity Select Natural Resources Portfolio
Q. HOW DID THE FUND PERFORM, LARRY?
A. From its inception on March 3, 1997, through February 28, 1998, the fund returned 7.30%. During the same period, the Standard & Poor's 500 Index returned 34.22%.
Q. WHAT FACTORS HURT THE FUND'S PERFORMANCE?
A. The financial turmoil in Southeast Asia during the second half of the period was the major factor. Asia is responsible for about half of the growth in demand for almost all of the commodities in the natural resources sector. Therefore, slowing Asian economies meant that the consumption of natural resources was going to decline. Consequently, most commodity prices - oil, natural gas, gold and many base metals - tanked toward the end of 1997 and remained in the doldrums throughout the beginning of 1998. In fact, most stocks in the natural resources sector underperformed the S&P 500 index during the last six months of the period.
Q. IN SPITE OF THIS NEGATIVE ENVIRONMENT, WHICH STOCKS IN THE PORTFOLIO WERE ABLE TO OUTPERFORM THE S&P 500 IN THE LAST 12 MONTHS?
A. Many energy service stocks and drillers enjoyed a healthy run-up through October 1997, helping them to outpace the S&P 500 during the period. Churning up impressive gains were service stocks such as Halliburton and Schlumberger, and drillers including EVI Incorporated, Noble Drilling and TransOcean. The fund reduced its holdings in all of these stocks by the end of the period, as the oil price was declining. Also boosting performance was Wainoco Oil, a refiner that is undergoing a restructuring and benefits somewhat when oil prices decline slightly. The fund increased its stake in Wainoco during the second half of the period. In addition, some silver companies, such as Pan American Silver, profited from a run-up in the silver price at the end of the period after billionaire investor Warren Buffett went on a silver-buying spree.
Q. THE FUND'S WEIGHTING IN THE OIL AND GAS SECTOR INCREASED OVER THE PAST SIX MONTHS. WHY?
A. The oil price was below trend - or below a normal range of $18 to $20 a barrel - over the past several months. Historically, the oil price doesn't hover below trend very often or for periods longer than about six to nine months. For that reason, I felt that it would be better to own more oil stocks because if oil returned to the trend range, these stocks would outperform. Most of all, I invested in integrated oil companies, such as Total and Texaco, which look for oil, process it in their refineries and make chemicals out of it or make gasoline and sell it to consumers at gasoline stations. I felt the integrated oil companies had the least downside risk in case my assumption was incorrect and the oil price stayed below trend for a long period of time. Most integrated oil companies have strong balance sheets and stock repurchase programs, pay regular dividends and generate solid cash flows from the diversification of their business.
Q. WHAT WAS YOUR STRATEGY FOR GOLD?
A. The gold price hovered in record-low territory during much of 1997. Gold started the year at about $375 an ounce and fell to a range as low as $270 to $280. I bought positions in gold company stocks at these lows. My strategy was to sell into rallies - meaning when the price hit $300 to $305. In addition, the central banks in Europe - as a part of the move toward the European Monetary Union (EMU) - are expected to announce a policy on gold in May. The fear in recent months was that the central banks would sell a lot of gold into the market, depressing prices. This fear kept the gold price low during the period, but I think once the central banks formally announce their EMU policy, the uncertainty could be gone and gold prices may rebound.
Q. WHAT'S YOUR OUTLOOK FOR THE NATURAL RESOURCES SECTOR?
A. I'm optimistic about the long-term prospects for natural resource companies. The short term, on the other hand, depends on what happens in Asia. Most natural resource companies have been punished as commodities prices plummeted, which in turn slowed capacity additions. This situation is setting the sector up for a great run sometime - the question is when. If Southeast Asia rebounds quickly, we could see a spike in natural resource stocks as soon as late 1998.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: March 3, 1997
FUND NUMBER: 514
TRADING SYMBOL: FNATF
SIZE: as of February 28, 1998, more than $7 million
MANAGER: Lawrence Rakers, since inception;
manager, Fidelity Select Energy Portfolio, since
1997; Fidelity Select Paper and Forest Products
Portfolio, 1996-1997; Fidelity Select American
Gold Portfolio, 1995-1997; Fidelity Select
Precious Metals and Minerals Portfolio,
1996-1997; joined Fidelity in 1993
(checkmark)
NATURAL RESOURCES PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 99.8%
 SHARES VALUE (NOTE 1)
CHEMICALS & PLASTICS - 1.7%
AGRICULTURAL CHEMICALS - 0.6%
Potash Corp. of Saskatchewan  500 $ 44,679
CHEMICALS - 0.5%
Sasol, Ltd.   3,600  30,713
UNSUPPORTED PLASTICS, FILM & SHEETS - 0.6%
W.R. Grace & Co.  500  41,969
TOTAL CHEMICALS & PLASTICS   117,361
ENERGY SERVICES - 7.1%
DRILLING - 5.0%
Diamond Offshore Drilling, Inc.   1,300  58,906
Noble Drilling Corp. (a)  5,400  153,225
Transocean Offshore, Inc.   3,200  137,600
  349,731
OIL & GAS SERVICES - 2.1%
Halliburton Co.   600  27,900
McDermott International, Inc.   400  15,750
Schlumberger Ltd.   600  45,225
Weatherford Enterra, Inc. (a)  1,700  58,863
  147,738
TOTAL ENERGY SERVICES   497,469
ENGINEERING - 0.1%
ARCHITECTS & ENGINEERS - 0.1%
Stolt Comex Seaway SA (a)  200  4,825
GAS - 1.5%
GAS DISTRIBUTION - 1.2%
MCN Energy Group, Inc.   2,200  80,988
GAS TRANSMISSION - 0.3%
Enron Corp.   500  23,500
TOTAL GAS   104,488
HOLDING COMPANIES - 1.3%
HOLDING COMPANY OFFICES, NEC - 1.3%
Norfolk Southern Corp.   2,600  89,538
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
SPECIAL INDUSTRIAL MACHINERY, NEC - 0.1%
Gasonics International Corp. (a)  600  8,775
MEDICAL EQUIPMENT & SUPPLIES - 0.5%
MEDICAL TECHNOLOGY - 0.5%
Nitinol Medical Technologies, Inc. (a)  4,000  38,500
METALS & MINING - 3.8%
ALUMINUM, EXTRUDED PRODUCTS - 0.5%
Alumax, Inc. (a)  900  33,356
METAL MINING - 0.5%
Breakwater Resources Ltd. (a)  13,700  29,156
Columbia Metals Ltd. (a)  20,100  4,518
  33,674
MISCELLANEOUS NONMETAL MINERALS - 0.3%
Camphor Ventures, Inc. (a)  16,400  22,923
PRIMARY PRODUCTION OF ALUMINUM - 0.7%
Reynolds Metals Co.   800  49,850
PRIME NONFERROUS SMELTING - 1.8%
Alcan Aluminium Ltd.   1,400  43,315
Aluminum Co. of America  1,200  88,050
  131,365
TOTAL METALS & MINING   271,168

 SHARES VALUE (NOTE 1)
OIL & GAS - 59.1%
CRUDE PETROLEUM & GAS - 19.4%
Anadarko Petroleum Corp.   900 $ 58,050
Beau Canada Exploration Ltd. (a)  8,200  14,859
Brown (Tom), Inc. (a)  1,300  25,756
Burlington Resources, Inc.   857  38,351
Cabot Oil & Gas Corp. Class A  900  18,900
Canadian Natural Resources Ltd.   500  10,009
EEX Corp. (a)  6,300  53,944
Elf Aquitaine SA sponsored ADR  3,700  211,594
Enron Oil & Gas Co.   1,000  21,375
HS Resources, Inc. (a)  1,100  15,400
Lomak Petroleum, Inc.   1,200  19,875
Louis Dreyfus Natural Gas Corp. (a)  1,400  25,288
Magnum Hunter Resources, Inc. (a)  3,600  17,100
Nuevo Energy Corp. (a)  1,100  39,463
Occidental Petroleum Corp.   2,200  56,238
Ocean Energy, Inc. (a)  1,000  46,750
Paramount Resources Ltd. (b)  3,500  36,260
Petrobras PN (Pfd. Reg.)  622,000  140,913
Plains Resources, Inc. (a)  1,600  25,300
Rio Alto Exploration Ltd. (a)  2,400  25,285
Total SA sponsored ADR  6,600  365,063
Vastar Resources, Inc.   600  22,313
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  1,900  60,088
YPF Sociedad Anonima Class D  600  19,082
  1,367,256
OIL & GAS EXPLORATION - 19.9%
Abacan Resource Corp. (a)  9,600  18,900
Amerada Hess Corp.  1,600  94,900
Amoco Corp.  1,000  85,000
Berkley Petroleum Corp. (a)  100  1,001
Chevron Corp.  200  16,225
Exxon Corp.   2,000  127,750
Kerr-McGee Corp.   800  54,100
Mobil Corp.   600  43,463
Petro-Canada  6,500  120,527
Phillips Petroleum Co.   4,700  230,300
Texaco, Inc.   5,400  301,388
USX-Marathon Group  8,500  293,781
Unocal Corp.   300  11,306
  1,398,641
OIL FIELD EQUIPMENT - 1.6%
Cooper Cameron Corp. (a)  1,000  53,625
EVI, Inc. (a)  1,200  58,875
  112,500
PETROLEUM REFINERS - 18.2%
British Petroleum PLC ADR  2,430  200,931
Coastal Corp. (The)  4,100  260,863
Royal Dutch Petroleum Co.   3,400  184,663
Shell Transport & Trading Co. PLC ADR  500  21,281
Tesoro Petroleum Corp. (a)  2,600  43,063
Tosco Corp.   7,200  267,300
Ultramar Diamond Shamrock Corp.   1,200  42,825
Valero Energy Corp.   4,700  166,850
Wainoco Oil Corp. (a)  11,400  96,900
  1,284,676
TOTAL OIL & GAS   4,163,073
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PACKAGING & CONTAINERS - 0.8%
GLASS CONTAINERS - 0.8%
Owens-Illinois, Inc. (a)  1,400 $ 53,725
PAPER & FOREST PRODUCTS - 9.2%
CONVERTED PAPER & PAPERBOARD - 1.8%
Boise Cascade Corp.   3,800  126,588
ENVELOPES - 2.2%
Mail-Well, Inc. (a)  3,950  157,506
PAPER - 1.6%
Chesapeake Corp.   700  23,756
Mercer International, Inc. (SBI)  4,700  41,125
Stone Container Corp. (a)  1,300  14,625
Willamette Industries, Inc.   800  29,550
  109,056
PAPER MILLS - 2.1%
Alliance Forest Products, Inc. (a)  2,000  39,614
Fort James Corp.   2,400  108,900
  148,514
PAPERBOARD MILLS - 0.3%
Jefferson Smurfit Corp. (a)  1,500  22,406
PULP MILLS - 1.2%
Buckeye Technologies, Inc. (a)  4,000  85,250
TOTAL PAPER & FOREST PRODUCTS   649,320
PRECIOUS METALS - 9.3%
GOLD & SILVER ORES - 3.0%
Getchell Gold Corp. (a)  8,800  163,900
Industrias Penoles SA  10,500  44,366
  208,266
GOLD ORES - 5.9%
Euro-Nevada Mining Ltd.   10,500  160,404
Franco-Nevada Mining Corp.   2,700  57,935
Greenstone Resources Ltd. (a)  11,300  64,288
Greenstone Resources Ltd. (a)(b)  1,500  8,534
Indochina Goldfields Ltd. (a)  4,300  7,701
Meridian Gold, Inc. (a)  13,400  40,941
Mountain Province Mining, Inc. (a)  1,500  5,953
Queenston Mining, Inc. (a)  6,000  3,582
Resources William, Inc. (a)  105,000  28,393
Resources William, Inc. (a)(b)  10,500  2,839
Resources William, Inc. warrants
 12/31/02 (a)(b)  15,750  -
Stillwater Mining Co. (a)  1,800  38,700
  419,270
SILVER ORES - 0.4%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  1,200  16,200
Pan American Silver Corp. (a)  1,500  14,750
  30,950
TOTAL PRECIOUS METALS   658,486
RAILROADS - 2.1%
CSX Corp.   2,600  145,438
RETAIL & WHOLESALE, MISCELLANEOUS - 0.1%
STATIONERY & OFFICE SUPPLIES - WHOLESALE - 0.1%
Boise Cascade Office Products Corp. (a)  200  3,613

 SHARES VALUE (NOTE 1)
SERVICES - 0.1%
BUSINESS SERVICES - 0.1%
Zebra Technologies Corp. Class A (a)  200 $ 5,775
SHIPPING - 0.1%
DEEP SEA TRANSPORT - 0.1%
Stolt-Nielsen SA Class B sponsored ADR  500  9,063
TRUCKING & FREIGHT - 2.9%
AIR COURIER SERVICES - 2.0%
Airborne Freight Corp.   1,000  36,188
CNF Transportation, Inc.   2,700  105,638
  141,826
FREIGHT FORWARDING - 0.8%
Expeditors International of
 Washington, Inc.   1,400  56,700
TRUCKING, LONG DISTANCE - 0.1%
Consolidated Freightways Corp. (a)  600  9,000
TOTAL TRUCKING & FREIGHT   207,526
TOTAL COMMON STOCKS
 (Cost $7,261,453)   7,028,143
CONVERTIBLE BONDS - 0.2%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT
METALS & MINING - 0.2%
METAL MINING - 0.2%
Dayton Mining Corp.
 7%, 4/1/02 (b)
 (Cost $16,750) - $ 25,000  15,750
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $7,278,203)  $ 7,043,893
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $63,383 or 0.8% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $16,143,193 and $9,337,151, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,465 for the period (see Note 4 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   68.6%
Canada    12.3
France    8.2
United Kingdom   3.2
Netherlands   2.6
Brazil   2.0
Argentina   1.1
Others (individually less than 1%)   2.0
TOTAL  100.0%
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $7,301,002. Net unrealized depreciation aggregated $257,109, of which $419,489 related to appreciated investment securities and $676,598 related to depreciated investment securities.
A total of 18% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
NATURAL RESOURCES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                $ 7,043,893
SECURITIES,
AT VALUE
(COST
$7,278,2
03) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                    962,835
FOR
INVESTMENT
S SOLD

RECEIVABLE                    182,639
FOR FUND
SHARES
SOLD

DIVIDENDS                     18,714
RECEIVABLE

INTEREST                      2,875
RECEIVABLE

REDEMPTION                    49
FEES
RECEIVABLE

 TOTAL                        8,211,005
ASSETS

LIABILITIES

PAYABLE TO        $ 547,839
CUSTODIAN
BANK

PAYABLE FOR        6,441
INVESTMENT
S
PURCHASED

PAYABLE FOR        103,797
FUND
SHARES
REDEEMED

ACCRUED            1,927
MANAGEM
ENT FEE

OTHER              31,142
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                        691,146
LIABILITIES

NET ASSETS                   $ 7,519,859

NET ASSETS
CONSIST OF:

PAID IN                      $ 7,670,965
CAPITAL

ACCUMULATED                   (908)
NET
INVESTMENT
(LOSS)

ACCUMULATED                   84,141
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                           (234,339)
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                  $ 7,519,859
FOR
719,038
SHARES
OUTSTANDIN
G

NET ASSET                     $10.46
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($7,519,8
59 (DIVIDED BY)
719,038
SHARES)

MAXIMUM                       $10.78
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$10.46)

STATEMENT OF OPERATIONS
 MARCH 3, 1997 (COMMENCEMENT OF OPERATIONS) TO
 FEBRUARY 28, 1998

INVESTMENT                 $ 73,678
INCOME
DIVIDENDS

INTEREST                    30,444

 TOTAL                      104,122
INCOME

EXPENSES

MANAGEMEN      $ 38,241
T FEE

TRANSFER        48,803
AGENT FEES

ACCOUNTING      59,758
FEES AND
EXPENSES

NON-INTEREST    14
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       36,476
FEES AND
EXPENSES

REGISTRATION    42,652
FEES

AUDIT           16,753

LEGAL           24

MISCELLANEO     430
US

 TOTAL          243,151
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (83,761)    159,390
REDUCTIONS

NET                         (55,268)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     325,103
SECURITIES

 FOREIGN        2,634       327,737
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     (234,310)
SECURITIES

 ASSETS AND     (29)        (234,339)
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                    93,398
(LOSS)

NET INCREASE               $ 38,130
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                      $ 81,304
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 DEFERRED                  $ 26
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                  $ 5,280
FEES
WITHHELD
BY FSC

 EXPENSE                   $ 954
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                  32
N CREDITS

  FMR                       82,775
REIMBURSE
MENT

                           $ 83,761

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  MARCH 3, 1997
                                   (COMMENCEMENT
                                   OF OPERATIONS) TO
                                   FEBRUARY 28, 1998

OPERATIONS      $ (55,268)
NET
INVESTMENT
INCOME
(LOSS)

 NET             327,737
REALIZED
GAIN (LOSS)

 CHANGE IN       (234,339)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             38,130
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (189,236)
TO
SHAREHOLD
ERS FROM
NET
REALIZED
GAINS

SHARE            19,111,951
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       187,981
ENT OF
DISTRIBUTIO
NS

 COST OF         (11,661,561)
SHARES
REDEEMED

 NET             7,638,371
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       32,594
N FEES

  TOTAL          7,519,859
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       -
OF PERIOD

 END OF         $ 7,519,859
PERIOD
(INCLUDING
ACCUMULAT
ED NET
INVESTMENT
LOSS OF
$908)

OTHER
INFORMATION
SHARES

 SOLD            1,783,337

 ISSUED IN       18,686
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (1,082,985)

 NET             719,038
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                         MARCH 3, 1997
                         (COMMENCEMENT
                         OF OPERATIONS) TO
                         FEBRUARY 28, 1998

SELECTED PER-SHARE DATA

NET ASSET      $ 10.00
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.09)
INVESTMENT
INCOME
(LOSS) C

 NET            .76
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     .67
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (.26)
REALIZED
GAIN

REDEMPTION      .05
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 10.46
VALUE, END
OF PERIOD

TOTAL           7.30%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 7,520
END OF
PERIOD
(000
OMITTED)

RATIO OF        2.50%  D, G
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        2.48%    F, G
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.86)% G
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       165% G
TURNOVER
RATE

AVERAGE        $ .0111
COMMISSIO
N RATE E

A THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD
CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIOD SHOWN (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES CHARGE. C NET
INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. D FMR AGREED TO REIMBURSE
A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE
NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). E A FUND IS REQUIRED TO DISCLOSE
ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE
CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND DEPENDING ON THE MIX
OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES
MAY DIFFER. F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE
FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). G ANNUALIZED

PRECIOUS METALS AND MINERALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1998                     YEAR     YEARS    YEARS

SELECT PRECIOUS METALS AND MINERALS   -47.55%  7.60%    -6.61%

SELECT PRECIOUS METALS AND MINERALS   -49.20%  4.30%    -9.49%
(LOAD ADJ.)

S&P 500                               35.01%   166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                        PAST 1   PAST 5  PAST 10
FEBRUARY 28, 1998                    YEAR     YEARS   YEARS

SELECT PRECIOUS METALS AND MINERALS  -47.55%  1.48%   -0.68%

SELECT PRECIOUS METALS AND MINERALS  -49.20%  0.84%   -0.99%
(LOAD ADJ.)

S&P 500                              35.01%   21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 141511 S00000000000001
             PRECIOUS METALS&MINERALS    S&P 500
             00061                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31      10507.04                     9691.00
  1988/04/30      10157.84                     9798.57
  1988/05/31      10212.16                     9883.82
  1988/06/30       9839.68                    10337.48
  1988/07/31       9901.76                    10298.20
  1988/08/31       9312.00                     9948.06
  1988/09/30       8683.44                    10371.85
  1988/10/31       9001.60                    10660.19
  1988/11/30       9335.28                    10507.75
  1988/12/31       8945.43                    10691.63
  1989/01/31       9317.48                    11474.26
  1989/02/28       9616.74                    11188.55
  1989/03/31       9616.74                    11449.25
  1989/04/30       9179.98                    12043.46
  1989/05/31       8743.22                    12531.22
  1989/06/30       9430.71                    12459.79
  1989/07/31       9689.53                    13584.91
  1989/08/31       9883.64                    13851.18
  1989/09/30      10231.43                    13794.39
  1989/10/31      10223.34                    13474.36
  1989/11/30      11525.53                    13749.23
  1989/12/31      11822.50                    14079.22
  1990/01/31      12764.05                    13134.50
  1990/02/28      11666.94                    13303.94
  1990/03/31      11159.33                    13656.49
  1990/04/30      10013.10                    13315.08
  1990/05/31      10586.22                    14613.30
  1990/06/30       9816.61                    14513.93
  1990/07/31      10414.28                    14467.48
  1990/08/31      10520.72                    13159.62
  1990/09/30      10283.28                    12518.75
  1990/10/31       9128.87                    12464.92
  1990/11/30       8965.12                    13270.15
  1990/12/31       9331.08                    13640.39
  1991/01/31       8318.28                    14235.11
  1991/02/28       9065.43                    15252.92
  1991/03/31       8891.10                    15622.04
  1991/04/30       8866.19                    15659.53
  1991/05/31       9364.29                    16336.03
  1991/06/30       9978.62                    15587.84
  1991/07/31       9978.62                    16314.23
  1991/08/31       8932.60                    16700.88
  1991/09/30       9115.24                    16421.97
  1991/10/31       9729.57                    16642.03
  1991/11/30      10036.73                    15971.35
  1991/12/31       9474.55                    17798.47
  1992/01/31       9675.60                    17467.42
  1992/02/29       9172.98                    17694.50
  1992/03/31       8812.76                    17349.46
  1992/04/30       8293.38                    17859.53
  1992/05/31       8837.89                    17947.04
  1992/06/30       8887.75                    17679.63
  1992/07/31       9005.25                    18402.73
  1992/08/31       8602.40                    18025.47
  1992/09/30       8249.91                    18238.17
  1992/10/31       7721.18                    18302.01
  1992/11/30       7267.98                    18926.11
  1992/12/31       7402.85                    19158.90
  1993/01/31       7582.15                    19319.83
  1993/02/28       8418.92                    19582.58
  1993/03/31       9563.08                    19995.77
  1993/04/30      11108.54                    19511.88
  1993/05/31      12577.15                    20034.79
  1993/06/30      12782.08                    20092.89
  1993/07/31      14447.08                    20012.52
  1993/08/31      12995.54                    20771.00
  1993/09/30      11970.92                    20611.06
  1993/10/31      13670.08                    21037.71
  1993/11/30      13644.46                    20837.85
  1993/12/31      15666.21                    21089.99
  1994/01/31      15018.13                    21807.05
  1994/02/28      14361.41                    21216.08
  1994/03/31      14214.51                    20291.06
  1994/04/30      14215.08                    20550.78
  1994/05/31      14241.02                    20887.82
  1994/06/30      14526.36                    20376.06
  1994/07/31      15079.75                    21044.40
  1994/08/31      16151.93                    21907.22
  1994/09/30      17388.40                    21370.49
  1994/10/31      16713.96                    21851.33
  1994/11/30      14924.11                    21055.50
  1994/12/31      15487.46                    21367.76
  1995/01/31      12789.42                    21921.82
  1995/02/28      13376.33                    22776.12
  1995/03/31      14734.11                    23448.24
  1995/04/30      14856.75                    24138.79
  1995/05/31      14672.79                    25103.62
  1995/06/30      14847.99                    25686.77
  1995/07/31      15461.18                    26538.55
  1995/08/31      15671.41                    26605.16
  1995/09/30      15715.21                    27727.90
  1995/10/31      13753.00                    27628.91
  1995/11/30      14716.59                    28841.82
  1995/12/31      14970.29                    29397.31
  1996/01/31      18108.51                    30398.00
  1996/02/29      18424.97                    30679.78
  1996/03/31      18319.48                    30975.23
  1996/04/30      18734.25                    31431.81
  1996/05/31      19818.12                    32242.43
  1996/06/30      17059.97                    32365.28
  1996/07/31      16848.48                    30935.38
  1996/08/31      17764.93                    31587.81
  1996/09/30      17024.72                    33365.57
  1996/10/31      16883.73                    34285.79
  1996/11/30      16037.78                    36877.45
  1996/12/31      15782.24                    36146.91
  1997/01/31      15103.71                    38405.37
  1997/02/28      17271.46                    38706.47
  1997/03/31      14707.18                    37116.02
  1997/04/30      13729.05                    39331.84
  1997/05/31      13958.16                    41726.37
  1997/06/30      12513.00                    43595.71
  1997/07/31      12019.53                    47064.62
  1997/08/31      12081.21                    44428.06
  1997/09/30      12645.18                    46861.38
  1997/10/31      10521.49                    45296.21
  1997/11/30       8124.64                    47392.97
  1997/12/31       8697.41                    48206.71
  1998/01/31       9578.61                    48739.88
  1998/02/27       9051.20                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 141515 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Precious Metals and Minerals Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have been $9,051 - a 9.49% decrease on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                             % OF FUND'S
                             INVESTMENTS

EURO-NEVADA MINING LTD.      11.0

NORMANDY MINING LTD.         9.5

GETCHELL GOLD CORP.          7.9

FRANCO-NEVADA MINING CORP.   6.9

MERIDIAN GOLD, INC.          6.0

PLACER DOME, INC.            3.8

PIONEER GROUP, INC.          3.3

PRIME RESOURCES GROUP, INC.  2.5

LIHIR GOLD LTD.              2.3

STILLWATER MINING CO.        2.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
GOLD ORES (CANADA) 43.0%
GOLD & SILVER ORES (AUSTRALIA) 11.4%
GOLD ORES (AUSTRALIA) 9.4%
GOLD ORES (SOUTH AFRICA) 9.2%
GOLD & SILVER ORES (U.S.) 7.9%
ALL OTHERS 19.1%
ROW: 1, COL: 1, VALUE: 18.7
ROW: 1, COL: 2, VALUE: 7.9
ROW: 1, COL: 3, VALUE: 9.199999999999999
ROW: 1, COL: 4, VALUE: 9.4
ROW: 1, COL: 5, VALUE: 11.4
ROW: 1, COL: 6, VALUE: 43.4
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
PRECIOUS METALS AND MINERALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



George Domolky, Portfolio Manager of Fidelity Select Precious Metals and Minerals Portfolio
Q. HOW DID THE FUND PERFORM, GEORGE?
A. We've just come through an extremely difficult period for the fund and the gold market. For the 12 months that ended February 28, 1998, the fund lost 47.55%, while the Standard & Poor's 500 Index gained 35.01%.
Q. WHAT FACTORS HURT THE FUND'S PERFORMANCE?
A. Continuing weakness in the price of gold was the primary factor driving the poor performance of precious metals shares. Early in 1998, gold edged under $280 per ounce before stabilizing around $300 per ounce at the end of the period. Periodic central bank sales, low inflation and a strong dollar all contributed to gold's weakness. The currency crisis in Southeast Asia only exacerbated the problem, as a number of countries in the region were forced to sell gold as a means of raising cash to offset their depreciated currencies.
Q. WHAT KIND OF STRATEGY DID YOU EMPLOY IN THAT ENVIRONMENT?
A. The fund maintained its major holdings in the U.S. and Canadian markets. However, with respect to the fund's other important geographical allocations, I made a strategic shift toward Australia and away from South Africa. This shift stemmed from my belief that Australian equities offered good potential returns with a lower risk profile than South African mining shares, which tend to be more volatile because of the higher operating costs of South African firms. I increased Australian holdings from 13.5% six months ago to 22.7% of the fund's assets at the end of the period, while reducing South African shares from 20.8% to 9.2% of the fund's holdings. The South African holdings that remain in the fund are companies with very strong balance sheets and reserves. As always, foreign investments carry greater risk than U.S. investments, but I felt that the mix of holdings resulting from this shift positioned the fund appropriately for an environment of weak gold prices, while allowing it to participate meaningfully should the gold market begin to recover. Finally, regardless of location, I tried to invest the fund's assets in companies with cash flows and cost structures that allow them to be profitable despite low commodity prices.
Q. WHAT HOLDINGS HELPED THE FUND'S PERFORMANCE?
A. Pioneer Group was the holding that was most helpful to performance. This U.S.-based company owns undervalued gold properties in the Republic of Ghana. Among the Australian holdings, Delta Gold proved to be a solid performer due to expanding gold reserves and platinum exposure.
Q. WHAT WERE SOME OF YOUR DISAPPOINTMENTS?
A. The performance of Getchell Gold, a major holding for the fund, was disappointing. During the period, investors favored companies with established production operations over firms - like Getchell Gold - whose primary appeal is the potential profitability represented by successful exploration activities. Newmont Mining is another holding that dragged down performance. The company has a policy of not hedging its production, which means that, unlike many of its competitors, Newmont does not protect itself against falling gold prices by selling forward or futures contracts for later delivery. Consequently, the company tends to be hurt more by severe declines in precious metals prices of the sort we have experienced lately.
Q. WHAT'S YOUR OUTLOOK, GEORGE?
A. I believe that gold and other precious metals are close to an important bottom. However, a crucial milestone for the gold market will come in the next few months, when the central bank of the European Economic Community decides what level of gold reserves to carry. On other fronts, the current low gold price will result in the closing of unprofitable mines, curtailing gold supplies somewhat. The mines that remain open will be forced to take all reasonable steps to cut costs further, setting the stage for increased profits when gold prices rebound. At the same time, increasing demand for gold jewelry in India and China is a hopeful sign. Furthermore, if the gold market turns up even a modest amount, the exploration companies that have been spurned in favor of more defensive purchases should be star performers.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: July 14, 1981
FUND NUMBER: 061
TRADING SYMBOL: FDPMX
SIZE: as of February 28, 1998, more than $165 million
MANAGER: George Domolky, since 1997; manager,
Fidelity Select American Gold Portfolio, since 1997,
Fidelity Canada Fund, 1987-1996; Fidelity Select
Food and Agriculture Portfolio, 1985-1987;
joined Fidelity in 1981
(checkmark)
PRECIOUS METALS AND MINERALS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 98.0%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 22.7%
METALS & MINING - 1.9%
METAL MINING SERVICES - 1.9%
Acacia Resources Ltd.   2,200,000 $ 3,034,870
MISCELLANEOUS METAL ORES, NEC - 0.0%
Helix Resources NL (a)  150,000  40,773
TOTAL METALS & MINING   3,075,643
PRECIOUS METALS - 20.8%
GOLD & SILVER ORES - 11.4%
Normandy Mining Ltd.   15,443,597  15,322,257
Plutonic Resources Ltd.   885,000  2,736,378
Sons of Gwalia NL  75,000  229,348
  18,287,983
GOLD ORES - 9.4%
Centaur Mining & Exploration Ltd. (a)   6,048,350  3,041,516
Delta Gold (a)  2,025,190  2,601,052
Great Central Mines NL sponsored ADR  90,000  371,250
Great Central Mines NL  2,384,206  3,159,365
Leo Shield Exploration NL (a)  412,000  41,996
Lihir Gold Ltd. (a)   3,145,000  3,633,214
Normandy NFM Ltd.   349,060  1,328,341
Resolute Samantha Ltd.   950,000  916,713
Ross Mining NL  100,000  54,364
  15,147,811
TOTAL PRECIOUS METALS   33,435,794
TOTAL AUSTRALIA   36,511,437
CANADA - 45.0%
METALS & MINING - 1.2%
METAL MINING - 0.4%
Dayton Mining Corp. (a)   140,000  221,247
Southernera Resources Ltd. (a)   53,000  441,124
  662,371
METAL MINING SERVICES - 0.2%
Minefinders Corp. Ltd. (a)   190,200  267,182
MISCELLANEOUS NONMETAL MINERALS - 0.6%
Aber Resources Ltd (a).  168,500  1,964,601
Archangel Diamond Corp. (a)   30,000  23,178
DIA Metropolitan
 Minerals Ltd. Class B (a)  19,500  397,191
  2,384,970
TOTAL METALS & MINING   3,314,523
OIL & GAS - 0.3%
CRUDE PETROLEUM & GAS - 0.0%
Solomon Resources Ltd. (a)   200,000  36,523
OIL & GAS EXPLORATION - 0.3%
Southwestern Gold Corp. (a)   135,000  435,224
TOTAL OIL & GAS   471,747
PRECIOUS METALS - 43.5%
GOLD & SILVER ORES - 0.4%
GoldCorp, Inc. Class A (a)  120,000  556,277
GOLD ORES - 43.0%
Agnico Eagle Mines Ltd.   102,000  634,030
Argosy Mining Corp. (a)   169,200  51,102

 SHARES VALUE (NOTE 1)
Cambior, Inc.   113,000 $ 710,342
Crown Resources Corp. (a)  81,900  342,956
Euro-Nevada Mining Ltd.   1,158,600  17,699,421
Franco Nevada Mining Ltd. Unit (a)(c)  75,000  1,828,799
Franco-Nevada Mining Corp.   519,600  11,149,275
Franco-Nevada Mining Corp. (c)  5,200  111,579
Francisco Gold Corp. (a)   9,500  78,402
Francisco Gold Corp. (a)(c)  54,500  449,781
Geomaque Explorations Ltd. (a)   367,100  618,817
Golden Knight Resources, Inc. (a)   299,300  483,505
Greenstone Resources Ltd. (a)   365,900  2,081,679
Greenstone Resources Ltd. (a)(c)  80,000  455,136
High River Gold Mines Ltd. (a)   60,000  54,785
Iamgold International African Mining
 Gold Corp. (a)   69,800  240,225
Indochina Goldfields Ltd. (a)   20,000  35,821
Indochina Goldfields Ltd. (a)(c)  70,000  125,373
Kinross Gold Corp. (a)   850,000  3,014,925
Metallica Resources, Inc. (a)   386,900  706,543
Metallica Resources, Inc. (a)(c)  100,000  182,616
Mountain Province Mining, Inc. (a)   336,700  1,336,158
Meridian Gold, Inc. (a)   3,173,300  9,695,413
Nevsun Resources Ltd. (a)   108,600  282,227
Orvana Minerals Corp. (a)   4,000  5,198
Placer Dome, Inc.   482,700  6,119,568
Prime Resources Group, Inc.   516,900  4,048,067
Repadre Capital Corp. (a)   126,200  509,675
Rio Narcea Gold Mines Ltd. (a)   999,700  2,387,343
Samax Gold, Inc. (a)   15,000  51,097
South Pacific Resources, Inc. (a)   59,500  7,731
Sudbury Contact Mines Ltd. (a)   50,000  114,135
Sutton Resources Ltd. (a)   100,000  821,773
TVI Pacific, Inc. (a)  1,146,800  64,438
TVX Gold, Inc. (a)   350,000  1,007,902
Vengold, Inc. (a)   169,600  167,962
Viceroy Resources Corp. (a)   105,000  180,685
  67,854,484
SILVER ORES - 0.1%
Pan American Silver Corp. (a)   20,000  196,664
TOTAL PRECIOUS METALS   68,607,425
TOTAL CANADA   72,393,695
GHANA - 1.3%
PRECIOUS METALS - 1.3%
GOLD ORES - 1.3%
Ashanti Goldfields Co. Ltd. GDR  224,154  2,143,473
MEXICO - 0.5%
PRECIOUS METALS - 0.5%
GOLD & SILVER ORES - 0.5%
Industrias Penoles SA  180,000  760,563
PERU - 1.1%
PRECIOUS METALS - 1.1%
SILVER ORES - 1.1%
Compania de Minas Buenaventura
 SA Class B sponsored ADR  124,400  1,679,400
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SOUTH AFRICA - 9.2%
PRECIOUS METALS - 9.2%
GOLD ORES - 9.2%
Anglo American Corp. of South Africa
 Ltd. (Reg.) (a)  75,000 $ 3,138,583
De Beers Consolidated Mines Ltd. ADR  75,000  1,495,313
Gold Fields of South Africa
 Ltd. sponsored ADR  73,700  1,004,163
Randfontein Estates Gold Mining
 warrants 7/1/02 (a)  52,463  20,152
Vaal Reefs Exploration & Mining Co. Ltd.:
 (Reg.)  28,200  1,157,303
 ADR  479,500  2,067,844
Western Areas Gold
 Mining Ltd. Ord. (a)  403,564  2,284,402
Western Deep Levels Ltd.:
 Ord.   56,200  1,090,711
 ADR  121,500  2,551,500
  14,809,971
SECURITIES INDUSTRY - 0.0%
SECURITY BROKERS & DEALERS - 0.0%
Genbel Securities Ltd.   234  2,957
TOTAL SOUTH AFRICA   14,812,928
UNITED KINGDOM - 0.0%
PRECIOUS METALS - 0.0%
GOLD ORES - 0.0%
Bakyrchik Gold PLC (a)  70,900  6,994
UNITED STATES OF AMERICA - 18.2%
PRECIOUS METALS - 14.8%
GOLD & SILVER ORES - 7.9%
Getchell Gold Corp. (a)   684,700  12,752,538
GOLD ORES - 6.9%
Battle Mountain Gold Co.   30,000  180,000
Homestake Mining Co.   124,000  1,240,000
Newmont Gold Co.   39,000  1,140,750
Newmont Mining Corp.   88,610  2,564,152
Stillwater Mining Co. (a)  166,100  3,571,150
Stillwater Mining Co. (a)(c)  109,000  2,343,500
  11,039,552
TOTAL PRECIOUS METALS   23,792,090
SECURITIES INDUSTRY - 3.3%
INVESTMENT MANAGERS - 3.3%
Pioneer Group, Inc.   179,600  5,365,550
SERVICES - 0.1%
JEWELRY, PRECIOUS METAL - 0.1%
Lazare Kaplan International, Inc. (a)   10,000  112,500
TOTAL UNITED STATES OF AMERICA   29,270,140
TOTAL COMMON STOCKS
 (Cost $185,515,830)   157,578,630
CASH EQUIVALENTS - 2.0%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $3,222,550)  3,222,550 $ 3,222,550
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $188,738,380)  $ 160,801,180
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,496,784 or 3.3% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $160,631,088 and $180,250,336, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $34,762 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, there were no loans outstanding (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $5,198,000. The weighted average interest rate was 5.9% (see Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $191,429,838. Net unrealized depreciation aggregated $30,628,658, of which $20,733,288 related to appreciated investment securities and $51,361,946 related to depreciated investment securities.
At February 28, 1998, the fund had a capital loss carryforward of approximately $57,071,000 of which $1,376,000, and $55,695,000 will expire on February 28, 2000, and 2006, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 1999 approximately $10,491,000 of losses recognized during the period November 1, 1997 to February 28, 1998.
PRECIOUS METALS AND MINERALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                    $ 160,801,180
SECURITIES,
AT VALUE
(COST
$188,738
,380) -
SEE
ACCOMPAN
YING
SCHEDULE

FOREIGN                           45,515
CURRENCY
HELD AT
VALUE
(COST
$45,593)

RECEIVABLE                        7,719,428
FOR FUND
SHARES
SOLD

DIVIDENDS                         637,553
RECEIVABLE

INTEREST                          20,549
RECEIVABLE

REDEMPTION                        409
FEES
RECEIVABLE

 TOTAL                            169,224,634
ASSETS

LIABILITIES

PAYABLE FOR          $ 332,082
INVESTMENT
S
PURCHASED

PAYABLE FOR           2,695,680
FUND
SHARES
REDEEMED

ACCRUED               82,281
MANAGEM
ENT FEE

OTHER                 154,383
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                            3,264,426
LIABILITIES

NET ASSETS                       $ 165,960,208

NET ASSETS
CONSIST OF:

PAID IN                          $ 265,453,015
CAPITAL

ACCUMULATED                       (1,339,643)
NET
INVESTMENT
(LOSS)

ACCUMULATED                       (70,218,808)
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                               (27,934,356)
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                      $ 165,960,208
FOR
16,149,2
67
SHARES
OUTSTANDIN
G

NET ASSET                         $10.28
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($165,96
0,208 (DIVIDED BY)
16,149,2
67 SHARES)

MAXIMUM                           $10.60
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$10.28)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                    $ 2,411,995
INCOME
DIVIDENDS

INTEREST                       505,256
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$10,154)

 TOTAL                         2,917,251
INCOME

EXPENSES

MANAGEMEN      $ 1,160,570
T FEE

TRANSFER        1,964,979
AGENT FEES

ACCOUNTING      196,088
AND
SECURITY
LENDING
FEES

CUSTODIAN       101,900
FEES AND
EXPENSES

REGISTRATION    79,383
FEES

AUDIT           35,162

LEGAL           1,319

INTEREST        857

MISCELLANEO     2,752
US

 TOTAL          3,543,010
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (114,077)      3,428,933
REDUCTIONS

NET                            (511,682)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     (66,528,058)
SECURITIES

 FOREIGN        (79,298)       (66,607,356)
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     (65,516,952)
SECURITIES

 ASSETS AND     (49)           (65,517,001)
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                       (132,124,357)
(LOSS)

NET INCREASE                  $ (132,636,039)
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                         $ 590,860
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                        $ 2,251
CHARGES -
DEALERS'
PORTION

 DEFERRED                     $ 30,793
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                     $ 100,313
FEES
WITHHELD
BY FSC

 EXPENSE                      $ 112,274
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                     46
N CREDITS

  TRANSFER                     1,757
AGENT
CREDITS

                              $ 114,077

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (511,682)     $ (181,419)
NET
INVESTMENT
INCOME
(LOSS)

 NET             (66,607,356)    16,412,795
REALIZED
GAIN (LOSS)

 CHANGE IN       (65,517,001)    (43,173,440)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             (132,636,039)   (26,942,064)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    -               (846,595)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 IN EXCESS       -               (176,411)
OF NET
INVESTMENT
INCOME

 TOTAL           -               (1,023,006)
DISTRIBUTIO
NS

SHARE            372,321,003     435,994,024
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       -               1,004,423
ENT OF
DISTRIBUTIO
NS

 COST OF         (401,322,827)   (552,635,513)
SHARES
REDEEMED

 NET             (29,001,824)    (115,637,066)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       2,011,726       1,992,596
N FEES

  TOTAL          (159,626,137)   (141,609,540)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       325,586,345     467,195,885
OF PERIOD

 END OF         $ 165,960,208   $ 325,586,345
PERIOD
(INCLUDIN
G
ACCUMUL
ATED NET
INVESTME
NT LOSS OF
$1,339,
643 AND
$44,63
6,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            30,945,409      22,221,455

 ISSUED IN       -               48,973
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (31,406,772)    (27,946,037)

 NET             (461,363)       (5,675,609)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                          FEBRUARY 29,

SELECTED PER-SHARE DATA   1998                      1997  1996          1995                      1994


NET ASSET      $ 19.60    $ 20.96    $ 15.27    $ 16.62    $ 9.86
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.04)      (.01)      .07        .17        .21
INVESTMENT
INCOME
(LOSS) C

 NET            (9.42)     (1.42)     5.54       (1.42)     6.48
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     (9.46)     (1.43)     5.61       (1.25)     6.69
INVESTMENT
OPERATIONS



LESS
DISTRIBUTIO
NS

 FROM NET       -          (.04)      (.06)      (.18)      (.19)
INVESTMENT
INCOME

 IN EXCESS      -          (.01)      -          (.05)      (.02)
OF NET
INVESTMENT
INCOME

 TOTAL          -          (.05)      (.06)      (.23)      (.21)
DISTRIBUTIO
NS

REDEMPTION      .14        .12        .14        .13        .28
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 10.28    $ 19.60    $ 20.96    $ 15.27    $ 16.62
VALUE, END
OF PERIOD

TOTAL           (47.55)%   (6.26)%    37.74%     (6.86)%    70.58%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 165,960  $ 325,586  $ 467,196  $ 364,204  $ 409,212
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.82%      1.62%      1.52%      1.46%      1.55%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.76% D    1.61% D    1.52%      1.46%      1.55%
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.26)%     (.05)%     .39%       .99%       1.38%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       84%        54%        53%        43%        73%
TURNOVER
RATE

AVERAGE        $ .0096    $ .0141
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET INVESTMENT
INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
 E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
 TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                                            LIFE OF
FEBRUARY 28, 1998                                        FUND

SELECT BUSINESS SERVICES AND OUTSOURCING                 8.90%

SELECT BUSINESS SERVICES AND OUTSOURCING                 5.56%
(LOAD ADJ.)

S&P 500                                                  4.35%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on February 4, 1998. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of the hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary. That means if you sell your shares during a sector downturn, you might lose money. But if you can identify a sector that is about to experience rapid growth you may have the potential for above-average gains.
(checkmark)

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                            % OF FUND'S
                                            INVESTMENTS

COGNIZANT CORP.                             7.2

FIRST DATA CORP.                            5.8

EQUIFAX, INC.                               4.1

AFFILIATED COMPUTER SERVICES, INC. CLASS A  3.1

USCS INTERNATIONAL, INC.                    2.8

CERIDIAN CORP.                              2.8

ELECTRONIC DATA SYSTEMS CORP.               2.4

ROBERT HALF INTERNATIONAL, INC.             2.3

AUTOMATIC DATA PROCESSING, INC.             2.2

OMNICOM GROUP, INC.                         2.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
% OF FUND'S INVESTMENTS

DATA PROCESSING 17.5%
COMPUTER SERVICES 14.3%
BOOK PUBLISHING & PRINTING 10.7%
CAD/CAM/CAE 5.6%
ENGINEERING, ARCHITECTURE &
RELATED SERVICES 4.2%
ALL OTHERS 47.7%
ROW: 1, COL: 1, VALUE: 47.7
ROW: 1, COL: 2, VALUE: 4.2
ROW: 1, COL: 3, VALUE: 5.6
ROW: 1, COL: 4, VALUE: 10.7
ROW: 1, COL: 5, VALUE: 14.3
ROW: 1, COL: 6, VALUE: 17.5
*
* INCLUDES SHORT-TERM INVESTMENTS
BUSINESS SERVICES AND OUTSOURCING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Fidelity Select Business Services and
Outsourcing Portfolio commenced
operations on February 4, 1998. The following is an interview with the fund's Portfolio Manager, Michael Tarlowe, who discusses the fund's concept and his investment strategy.

Q. HOW DID THE FUND PERFORM, MICHAEL?
A. The fund has only been up and running a short time. From its inception on February 4, 1998, through February 28, 1998, the fund returned 8.90%. The Standard & Poor's 500 Index returned 4.35% over the same period.
Q. CAN YOU DESCRIBE THE TYPES OF COMPANIES IN WHICH THE FUND WILL
INVEST?
A. Companies in the business services sector provide services - rather than products - to businesses and other organizations. Business services encompass a variety of fields, including data processing, information systems management, consulting, advertising and market research. One of the attractions to these stocks is that there is typically an ongoing relationship between the business service provider and its client - due to multi-year contracts - that can result in recurring revenue streams. The other area I'll focus on is outsourcing, or those companies that provide a service that other businesses and organizations need but can't or don't want to provide for themselves. For example, a company may choose to farm out its payroll processing to another company that specializes in that area, allowing it to focus on its core business.
Q. THE STRONG ECONOMIC CONDITIONS WE'VE SEEN - NAMELY LOW INFLATION AND LOW INTEREST RATES - HAVE BOOSTED STOCKS LATELY. HOW SENSITIVE ARE OUTSOURCING STOCKS TO SHIFTS IN THE ECONOMY?
A. I think outsourcing stocks provide a good opportunity in either an up or down economy. Companies have realized how beneficial it is to hire outside help for certain functions, especially since it allows them to gain access to highly specialized help. The company can then focus its energies on running its business. One of the main advantages to outsourcing is the potential for cost savings. Companies have been entrenched in a cost-cutting mode over the past few years, despite the healthy economy. If the economy should take a slide, companies would look even harder at finding ways to cut costs.
Q. HOW WOULD YOU DESCRIBE YOUR INVESTMENT STRATEGY?
A. I look at a number of factors when considering a potential investment. I typically am interested in companies with recurring revenue streams, because these streams can often lead to relatively predictable financial results. I also try to find companies with strong prospects for future earnings growth as well as companies that can generate strong cash flow. Companies often use this cash flow to make acquisitions or buy back their stock, both of which can help support a company's stock price. I also look at the environment in which a company is operating. If a company is involved in a market that I feel is somewhat undiscovered, that could hold some positive weight.
Q. COGNIZANT AND FIRST DATA ARE THE FUND'S TWO LARGEST POSITIONS . . . WHAT'S THE APPEAL?
A. Many of Cognizant's businesses, including Nielsen Media Research, which provides television ratings - enjoy dominant market shares and high profit margins. Cognizant has sustained steady earnings growth over the years and the company was well-positioned to see that trend continue. First Data is the world's largest credit-card processor. I like the stock because the credit and debit card market is still experiencing attractive growth, as these forms of payment steadily replace cash and checks to a greater degree. First Data may well benefit from more cards being issued and more cards being used for retail purchases. Additionally, I felt the stock's valuation was attractive.
Q. WHAT ARE SOME OF THE TRENDS YOU'LL LOOK TO CAPITALIZE ON?
A. One well-documented trend is the potentially problematic year 2000 issue. Many of the world's computer systems are encoded in such a way that when the year 2000 hits, the year will actually be read by the computer as 1900. In anticipation of this, companies are spending increasing sums of money to hire programmers or to outsource the maintenance of their systems. US Airways, for instance, recently hired Sabre Group to oversee the airline's information technology structure and mentioned that the year 2000 issue was one of its motivations for turning to outside help.
Q. WHAT'S YOUR OUTLOOK?
A. I'm excited about the future. Valuations within the group were fairly attractive toward the end of the period and the potential for increased consolidation activity was evident. Outsourcing may become even more popular as the year 2000 approaches. All in all, I think these stocks should do well as companies continue to generate consistent earnings growth.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: February 4, 1998
FUND NUMBER: 353
TRADING SYMBOL: FBSOX
SIZE: as of February 28, 1998, more than $15 million
MANAGER: Michael Tarlowe, since inception;
analyst, transportation, telecommunications equipment, computer services and internet securities, 1994-present; joined Fidelity in 1994
(checkmark)
BUSINESS SERVICES AND OUTSOURCING PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.9%
 SHARES VALUE (NOTE 1)
ADVERTISING - 6.9%
ADVERTISING - 0.4%
Outdoor Systems, Inc. (a)   2,300 $ 68,563
ADVERTISING AGENCIES - 3.9%
Interpublic Group of Companies, Inc.   5,500  299,750
Omnicom Group, Inc.   8,000  366,000
  665,750
COMMERCIAL ART SERVICES - 0.6%
Getty Images, Inc. (a)   3,900  97,500
DIRECT MAIL ADVERTISING SERVICES - 1.1%
CMG Information Services, Inc. (a)   3,700  177,138
OUTDOOR ADVERTISING SERVICES - 0.9%
Lamar Advertising Co. Class A (a)  3,100  156,356
TOTAL ADVERTISING   1,165,307
AIR TRANSPORTATION - 1.8%
TRANSPORTATION SERVICES - 1.8%
Viad Corp.   12,700  307,181
BROADCASTING - 0.4%
COMMUNICATIONS SERVICES, NEC - 0.4%
Forsoft Ltd. (a)   5,100  64,069
COMPUTER SERVICES & SOFTWARE - 45.4%
COMPUTER RELATED SERVICES, NEC - 1.0%
Ciber, Inc. (a)   2,400  160,200
COMPUTER SERVICES - 14.3%
Bisys Group, Inc. (The) (a)  900  33,413
Electronic Data Systems Corp.  9,200  403,075
Equifax, Inc.   19,200  690,000
Galileo International, Inc.   900  35,550
HBO & Co.   6,700  362,638
IntelliQuest Information Group, Inc. (a)   2,800  36,050
Metro Information Services, Inc. (a)   2,000  66,000
National Data Corp.   2,400  105,600
Paychex, Inc.   6,700  345,888
Pegasus Systems, Inc.   3,100  68,975
SunGard Data Systems, Inc. (a)   5,500  188,031
Technology Solutions, Inc. (a)   2,300  74,750
  2,409,970
CUSTOM COMPUTER PROGRAMMING SERVICES - 2.2%
Keane, Inc. (a)  6,800  316,200
Saville Systems Ireland PLC
 sponsored ADR (a)  1,000  46,875
  363,075
CAD/CAM/CAE - 5.6%
Cambridge Technology Partners
 Massachusetts, Inc. (a)   5,000  227,500
Melita International Corp.   13,800  174,225
Sabre Group Holdings, Inc. Class A (a)  7,300  240,900
Shared Medical Systems Corp.   4,000  305,750
  948,375
DATA PROCESSING - 17.5%
Acxiom Corp. (a)  500  10,500
Affiliated Computer Services, Inc.
 Class A (a)  16,300  524,656
Automatic Data Processing, Inc.   6,200  378,588
Ceridian Corp. (a)   10,000  465,625
DST Systems, Inc. (a)   5,800  306,675
First Data Corp.   29,000  986,000
Fiserv, Inc. (a)   3,400  186,150
Total Systems Services, Inc.   3,700  97,125
  2,955,319

 SHARES VALUE (NOTE 1)
ELECTRONIC INFORMATION RETRIEVAL- 0.9%
Quickresponse Services, Inc. (a)  3,500 $ 151,813
PREPACKAGED COMPUTER SOFTWARE - 3.9%
Policy Management Systems Corp. (a)  1,600  115,800
USCS International, Inc. (a)  22,600  480,250
Whittman-Hart, Inc. (a)  2,000  66,000
  662,050
TOTAL COMPUTER SERVICES & SOFTWARE   7,650,802
COMPUTERS & OFFICE EQUIPMENT - 0.9%
ELECTRONIC COMPUTERS - 0.9%
Wang Laboratories, Inc. (a)  5,700  158,888
CREDIT & OTHER FINANCE - 0.2%
FUNCTIONS RELATED TO DEPOSITARY BANKS, NEC - 0.2%
Concord EFS, Inc. (a)  1,300  40,463
ENGINEERING - 4.2%
ENGINEERING, ARCHITECTURE & RELATED SERVICES - 4.2%
Billing Information Concepts Corp. (a)  300  8,700
Forrester Research, Inc. (a)  9,300  231,338
Market Facts, Inc. (a)  12,100  237,463
NFO Worldwide, Inc.   12,300  230,625
  708,126
PRINTING - 0.4%
COMMERCIAL PRINTING, NEC - 0.4%
Valassis Communications, Inc.   1,800  68,625
PUBLISHING - 10.7%
BOOK PUBLISHING & PRINTING - 10.7%
ACNielsen Corp. (a)  4,600  115,000
Cognizant Corp.   24,300  1,213,481
Dun & Bradstreet Corp.   9,200  308,200
Reader's Digest Association, Inc. (The)
 Class A (non-vtg.)  6,100  162,031
  1,798,712
RAILROADS - 0.4%
Kansas City Southern Industries, Inc.   1,900  70,656
SERVICES - 11.2%
ADJUSTMENT & COLLECTION SERVICES - 0.0%
Compass International Services Corp.   500  5,250
BUSINESS CONSULTING SERVICES - 0.9%
Corrections Corp. of America (a)  4,000  153,000
BUSINESS SERVICES - 4.2%
ABR Information Services, Inc. (a)  4,800  136,200
Cintas Corp.   3,500  148,750
Robert Half International, Inc. (a)  8,500  384,625
Snyder Communications, Inc. (a)  800  32,850
  702,425
COMMERCIAL, ECONOMIC, SOCIAL & EDUCATION RESEARCH - 0.4%
Gartner Group, Inc. Class A (a)  1,700  67,788
CREDIT REPORTING AGENCIES - 0.2%
Paymentech, Inc. (a)  1,600  26,400
LINEN SUPPLY - 1.3%
G & K Services Inc. Class A  5,000  220,000
MANAGEMENT CONSULTING SERVICES - 0.5%
Data Processing Resources Corp. (a)  2,600  83,850
PERSONNEL SUPPLY SERVICES - 3.7%
AccuStaff, Inc. (a)  1,200  33,900
Computer Horizons Corp. (a)   4,500  234,844
Manpower, Inc.   3,300  139,219
Olsten Corp.   4,300  69,338
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - CONTINUED
PERSONNEL SUPPLY SERVICES - CONTINUED
On Assignment, Inc. (a)  2,600 $ 76,375
Personnel Group of America, Inc. (a)  1,700  69,063
  622,739
TOTAL SERVICES   1,881,452
TELEPHONE SERVICES - 0.8%
Mastech Corp. (a)  2,600  136,825
TEXTILES & APPAREL - 0.5%
COTTON MILLS - 0.5%
Galey & Lord, Inc. (a)  3,900  77,269
TRUCKING & FREIGHT - 3.1%
FREIGHT FORWARDING - 3.1%
Air Express International Corp.   5,600  156,800
Expeditors International of
 Washington, Inc.   9,000  364,500
  521,300
TOTAL COMMON STOCKS
 (Cost $14,023,645)   14,649,675
CASH EQUIVALENTS - 13.1%
Taxable Central Cash Fund (b)
 (Cost $2,218,004)  2,218,004  2,218,004
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $16,241,649)  $ 16,867,679
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $14,175,506 and $168,569, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $45 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $16,241,649. Net unrealized appreciation aggregated $626,030, of which $687,104 related to appreciated investment securities and $61,074 related to depreciated investment securities.
BUSINESS SERVICES AND OUTSOURCING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE                                                                       $ 16,867,679
(COST $16,241,649) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                                           84,529

RECEIVABLE FOR FUND SHARES SOLD                                                                           1,942,520

DIVIDENDS RECEIVABLE                                                                                      3,729

INTEREST RECEIVABLE                                                                                       3,356

REDEMPTION FEES RECEIVABLE                                                                                83

PREPAID EXPENSES                                                                                          20,426

RECEIVABLE FROM INVESTMENT ADVISER FOR EXPENSE REDUCTIONS                                                 20,663

 TOTAL ASSETS                                                                                             18,942,985

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                                                    $ 3,399

PAYABLE FOR INVESTMENTS PURCHASED                                                             2,953,882

PAYABLE FOR FUND SHARES REDEEMED                                                              18,209

OTHER PAYABLES AND                                                                            52,339
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                        3,027,829

NET ASSETS                                                                                               $ 15,915,156

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                          $ 15,274,621

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS                                         14,505

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                 626,030

NET ASSETS, FOR 1,461,020                                                                                $ 15,915,156
SHARES OUTSTANDING

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ($15,915,156 (DIVIDED BY) 1,461,020 SHARES)                $10.89

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $10.89)                                                    $11.23


STATEMENT OF OPERATIONS

 FEBRUARY 4, 1998 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28, 1998

INVESTMENT INCOME                                                                $ 3,819
DIVIDENDS

INTEREST                                                                          5,294

 TOTAL INCOME                                                                     9,113

EXPENSES

MANAGEMENT FEE                                                        $ 2,948

TRANSFER AGENT FEES                                                    4,938

ACCOUNTING FEES AND EXPENSES                                           5,000

CUSTODIAN FEES AND EXPENSES                                            6,207

REGISTRATION FEES                                                      14,165

AUDIT                                                                  1,669

 TOTAL EXPENSES BEFORE REDUCTIONS                                      34,927

 EXPENSE REDUCTIONS                                                    (23,611)   11,316

NET INVESTMENT INCOME (LOSS)                                                      (2,203)

REALIZED AND UNREALIZED GAIN (LOSS)                                               16,708
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                              626,030
ON INVESTMENT SECURITIES

NET GAIN (LOSS)                                                                   642,738

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 640,535

OTHER INFORMATION                                                                $ 61,937
SALES CHARGES PAID TO FDC

 SALES CHARGES - DEALERS' PORTION                                                $ 150

 EXCHANGE FEES WITHHELD BY FSC                                                   $ 23

 EXPENSE REDUCTIONS                                                              $ 23,611
 FMR REIMBURSEMENT


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  FEBRUARY 4, 1998
                                   (COMMENCEMENT
                                   OF OPERATIONS) TO
                                   FEBRUARY 28, 1998


OPERATIONS                                                                 $ (2,203)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                                   16,708

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                       626,030

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            640,535

SHARE TRANSACTIONS                                                          15,378,163
NET PROCEEDS FROM SALES OF SHARES

 COST OF SHARES REDEEMED                                                    (103,682)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS    15,274,481

 REDEMPTION FEES                                                            140

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                   15,915,156

NET ASSETS

 BEGINNING OF PERIOD                                                        -

 END OF PERIOD                                                             $ 15,915,156

OTHER INFORMATION
SHARES

 SOLD                                                                       1,470,842

 REDEEMED                                                                   (9,822)

 NET INCREASE (DECREASE)                                                    1,461,020



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
SELECTED PER-SHARE DATA  FEBRUARY 4, 1998
                         (COMMENCEMENT
                         OF OPERATIONS) TO
                         FEBRUARY 28, 1998




NET ASSET VALUE, BEGINNING OF PERIOD                     $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) F                           -

 NET REALIZED AND UNREALIZED GAIN (LOSS)                  .89

 TOTAL FROM INVESTMENT OPERATIONS                          .89

NET ASSET VALUE, END OF PERIOD                            $ 10.89

TOTAL RETURN B, C                                         8.90%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                   $ 15,915

RATIO OF EXPENSES TO AVERAGE NET ASSETS                   2.50% A, D

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET
ASSETS                                                    (.49)% A

PORTFOLIO TURNOVER RATE                                   36% A

AVERAGE COMMISSION RATE E                                 $ .0153

A ANNUALIZED B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIOD SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). C
TOTAL RETURN DOES NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT ANNUALIZED. D FMR AGREED TO REIMBURSE A PORTION OF THE
FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMEENT, THE FUND'S EXPENSE
RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
E A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. F NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


COMPUTERS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED            PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998        YEAR    YEARS    YEARS

SELECT COMPUTERS         20.33%  275.27%  585.68%

SELECT COMPUTERS         16.64%  263.94%  565.04%
(LOAD ADJ.)

S&P 500                  35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED       PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998   YEAR    YEARS   YEARS

SELECT COMPUTERS    20.33%  30.28%  21.23%

SELECT COMPUTERS    16.64%  29.48%  20.86%
(LOAD ADJ.)

S&P 500             35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 123903 S00000000000001
             Computers                   S&P 500
             00007                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9547.64                     9691.00
  1988/04/30      10038.57                     9798.57
  1988/05/31       9742.32                     9883.82
  1988/06/30      10664.92                    10337.48
  1988/07/31       9860.82                    10298.20
  1988/08/31       8921.29                     9948.06
  1988/09/30       9158.29                    10371.85
  1988/10/31       8421.90                    10660.19
  1988/11/30       8371.12                    10507.75
  1988/12/31       8912.83                    10691.63
  1989/01/31       9437.61                    11474.26
  1989/02/28       9268.32                    11188.55
  1989/03/31       8828.18                    11449.25
  1989/04/30       9818.50                    12043.46
  1989/05/31      10690.31                    12531.22
  1989/06/30       9420.68                    12459.79
  1989/07/31       9589.97                    13584.91
  1989/08/31       9733.86                    13851.18
  1989/09/30       9962.39                    13794.39
  1989/10/31       9632.29                    13474.36
  1989/11/30       9420.68                    13749.23
  1989/12/31       9522.25                    14079.22
  1990/01/31       9437.61                    13134.50
  1990/02/28      10292.50                    13303.94
  1990/03/31      11028.88                    13656.49
  1990/04/30      10732.64                    13315.08
  1990/05/31      12129.23                    14613.30
  1990/06/30      12349.30                    14513.93
  1990/07/31      11469.02                    14467.48
  1990/08/31       9649.21                    13159.62
  1990/09/30       9014.40                    12518.75
  1990/10/31       9352.97                    12464.92
  1990/11/30      10893.46                    13270.15
  1990/12/31      11274.99                    13640.39
  1991/01/31      13196.86                    14235.11
  1991/02/28      14051.03                    15252.92
  1991/03/31      15161.44                    15622.04
  1991/04/30      14179.15                    15659.53
  1991/05/31      14896.65                    16336.03
  1991/06/30      12868.23                    15587.84
  1991/07/31      14161.21                    16314.23
  1991/08/31      15040.78                    16700.88
  1991/09/30      14249.16                    16421.97
  1991/10/31      13967.70                    16642.03
  1991/11/30      13008.96                    15971.35
  1991/12/31      14741.73                    17798.47
  1992/01/31      16280.99                    17467.42
  1992/02/29      17398.05                    17694.50
  1992/03/31      16025.91                    17349.46
  1992/04/30      15506.96                    17859.53
  1992/05/31      15700.47                    17947.04
  1992/06/30      14187.59                    17679.63
  1992/07/31      14882.46                    18402.73
  1992/08/31      14029.27                    18025.47
  1992/09/30      14724.14                    18238.17
  1992/10/31      15885.18                    18302.01
  1992/11/30      16870.31                    18926.11
  1992/12/31      17978.57                    19158.90
  1993/01/31      19025.27                    19319.83
  1993/02/28      17723.50                    19582.58
  1993/03/31      18075.33                    19995.77
  1993/04/30      17561.97                    19511.88
  1993/05/31      19619.59                    20034.79
  1993/06/30      18834.44                    20092.89
  1993/07/31      19619.59                    20012.52
  1993/08/31      20783.77                    20771.00
  1993/09/30      21370.37                    20611.06
  1993/10/31      21370.37                    21037.71
  1993/11/30      22281.86                    20837.85
  1993/12/31      23168.61                    21089.99
  1994/01/31      24662.44                    21807.05
  1994/02/28      25709.07                    21216.08
  1994/03/31      25442.66                    20291.06
  1994/04/30      25280.91                    20550.78
  1994/05/31      25261.88                    20887.82
  1994/06/30      23187.64                    20376.06
  1994/07/31      23920.29                    21044.40
  1994/08/31      26784.25                    21907.22
  1994/09/30      26593.95                    21370.49
  1994/10/31      27593.01                    21851.33
  1994/11/30      27754.76                    21055.50
  1994/12/31      27907.00                    21367.76
  1995/01/31      27050.66                    21921.82
  1995/02/28      29181.99                    22776.12
  1995/03/31      31427.49                    23448.24
  1995/04/30      33924.50                    24138.79
  1995/05/31      35601.44                    25103.62
  1995/06/30      39495.05                    25686.77
  1995/07/31      44458.44                    26538.55
  1995/08/31      45451.11                    26605.16
  1995/09/30      48053.28                    27727.90
  1995/10/31      46308.86                    27628.91
  1995/11/30      45190.90                    28841.82
  1995/12/31      42371.30                    29397.31
  1996/01/31      42099.62                    30398.00
  1996/02/29      44588.21                    30679.78
  1996/03/31      40817.28                    30975.23
  1996/04/30      45303.82                    31431.81
  1996/05/31      46869.44                    32242.43
  1996/06/30      43462.56                    32365.28
  1996/07/31      40551.83                    30935.38
  1996/08/31      42304.88                    31587.81
  1996/09/30      47497.90                    33365.57
  1996/10/31      50000.69                    34285.79
  1996/11/30      56803.43                    36877.45
  1996/12/31      55768.41                    36146.91
  1997/01/31      62917.03                    38405.37
  1997/02/28      55275.80                    38706.47
  1997/03/31      50922.47                    37116.02
  1997/04/30      53700.10                    39331.84
  1997/05/31      57570.60                    41726.37
  1997/06/30      57196.04                    43595.71
  1997/07/31      70393.20                    47064.62
  1997/08/31      71816.55                    44428.06
  1997/09/30      74488.44                    46861.38
  1997/10/31      64025.60                    45296.21
  1997/11/30      62839.48                    47392.97
  1997/12/31      55825.24                    48206.71
  1998/01/31      60277.66                    48739.88
  1998/02/27      66503.54                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 123907 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Computers Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $66,504 - a 565.04% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                         % OF FUND'S
                         INVESTMENTS

DELL COMPUTER CORP.      10.1

EMC CORP.                7.7

QUANTUM CORP.            5.9

COMPAQ COMPUTER CORP.    4.1

MICROSOFT CORP.          4.1

CISCO SYSTEMS, INC.      3.9

SUN MICROSYSTEMS, INC.   3.7

TEXAS INSTRUMENTS, INC.  3.1

LINEAR TECHNOLOGY CORP.  2.8

INTEL CORP.              2.7

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
ROW: 1, COL: 1, VALUE: 48.0
ROW: 1, COL: 2, VALUE: 5.8
ROW: 1, COL: 3, VALUE: 6.1
ROW: 1, COL: 4, VALUE: 8.4
ROW: 1, COL: 5, VALUE: 15.4
ROW: 1, COL: 6, VALUE: 16.3
SEMICONDUCTORS 16.3%
MINI & MICRO COMPUTERS 15.4%
COMPUTER PERIPHERALS 8.4%
COMPUTER STORAGE DEVICES 6.1%
PREPACKAGED COMPUTER
SOFTWARE 5.8%
ALL OTHERS 48.0%
*
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
COMPUTERS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Michael Tempero,
Portfolio Manager
of Fidelity Select
Computers Portfolio
Q. HOW DID THE FUND PERFORM, MIKE?
A. For the 12-month period that ended February 28, 1998, the fund returned 20.33%, compared to the 35.01% return of the Standard & Poor's 500 Index.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST YEAR?
A. In a word, mixed. Technology stocks performed extremely well during the first half of the year, thanks in large part to the strength of the global economy, which translated into growing demand for computers and related products and services. But the second half of the year was an entirely different story. Economic problems in Southeast Asia prompted investors to worry that demand for computers was in danger of slowing. Investors also became concerned that multi-national U.S. and European companies with significant exports to Southeast Asia would curtail their spending on technology.
Q. DESPITE PROBLEMS IN SOUTHEAST ASIA, DELL - THE FUND'S LARGEST HOLDING AT THE END OF PERIOD AT 10.1% OF INVESTMENTS - CONTINUED TO PERFORM WELL. WHY WAS THAT?
A. I think there were two primary reasons why Dell's stock bucked the trend by nearly quadrupling over the past year. First, Asia accounts for only a small portion of its sales and, despite the region's recent woes, Dell continues to do extremely well there. Second, and more importantly, the company is extremely efficient. It is very difficult for computer makers to forecast demand, and there are a lot of inefficiencies that come from trying to do so. Dell virtually eliminates these forecasting-related inefficiencies by building computers when orders for them come in, rather than producing them in advance. Contrast that with Compaq, another of the fund's top holdings. Although it has been working very hard to improve its distribution and become more efficient, Compaq has to deal with a lot of inventory that currently exists in various channels. That helps to explain why the company reported that it would post no profits for its most recent quarterly reporting period. Even so, Compaq's stock nearly doubled during the past 12 months as its market share grew.
Q. ASIDE FROM PERSONAL COMPUTER STOCKS, WHERE DID OTHER WINNERS COME
FROM?
A. EMC Corp., which develops and services computer storage and retrieval products, was another of the fund's holdings that performed very well during the period. Its products are unique because they can communicate with most types of computers, as opposed to most storage systems that can be used with only one type of machine. The company has benefited from the substantial market that wants to centralize computer storage.
Q. AT THE END OF THE PERIOD, ROUGHLY 20% OF THE FUND'S INVESTMENTS WERE IN CASH AND OTHER SHORT-TERM SECURITIES. DID THAT SIGNIFY THAT YOU WERE BECOMING MORE DEFENSIVE?
A. No. The very end of the period happened to be a point at which I didn't think that there were a lot of opportunities to buy stocks that I felt were reasonably priced. Rather than buy stocks that I thought were too expensive, I wanted to wait for more reasonably priced stocks to emerge.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. The fund's disk-drive holdings were disappointing throughout much of the year. First there was Seagate, which suffered a loss of market share stemming from increased competition. Later, Western Digital also faced competitive challenges and struggled with too much inventory as a result. By the end of the period, I had eliminated the fund's position in both holdings.
Q. WHAT'S YOUR OUTLOOK?
A. I think we'll see a continuation of the environment that existed at the end of the period. With weak economies in Asia and no big developments on the horizon that would spur computer upgrades, I expect to see decelerating demand for personal computers. As far as the fund goes, I'll continue to focus on companies that produce at very low costs and can gain market share. I also plan to put the fund's cash to work as soon as attractively priced opportunities present themselves.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: July 29, 1985
FUND NUMBER: 007
TRADING SYMBOL: FDCPX
SIZE: as of February 28, 1998, more than $785 million
MANAGER: Michael Tempero, since 1997;
manager, Fidelity Select Insurance Portfolio,
1995-1997; Fidelity Select Natural Gas
Portfolio, 1994-1995; joined Fidelity in 1993
(checkmark)
COMPUTERS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 79.6%
 SHARES VALUE (NOTE 1)
COMMUNICATIONS EQUIPMENT - 5.9%
DATACOMMUNICATIONS EQUIPMENT - 5.4%
Cisco Systems, Inc. (a)  493,000 $ 32,476,375
3Com Corp. (a)  350,000  12,512,500
  44,988,875
TELEPHONE EQUIPMENT - 0.5%
Ascend Communications, Inc. (a)   100,000  3,743,750
TOTAL COMMUNICATIONS EQUIPMENT   48,732,625
COMPUTER SERVICES & SOFTWARE - 10.7%
CAD/CAM/CAE - 0.0%
JetFax, Inc.   100,000  406,250
Structural Dynamics Research Corp. (a)   763  21,936
  428,186
COMPUTER & SOFTWARE STORES - 0.8%
Inacom Corp. (a)  200,000  6,550,000
COMPUTER RELATED SERVICES - 0.2%
Security Dynamics Technologies, Inc. (a)   50,000  1,781,250
COMPUTER SERVICES - 2.3%
Computer Learning Centers, Inc. (a)  276,600  10,182,338
Electronic Data Systems Corp.   200,000  8,762,500
  18,944,838
DATA PROCESSING - 1.6%
Ceridian Corp. (a)  290,000  13,503,125
PREPACKAGED COMPUTER SOFTWARE - 5.8%
Electronics for Imaging, Inc. (a)   415,400  9,164,763
Microsoft Corp. (a)   400,000  33,900,000
Oracle Corp. (a)  200,000  4,925,000
  47,989,763
TOTAL COMPUTER SERVICES & SOFTWARE   89,197,162
COMPUTERS & OFFICE EQUIPMENT - 44.5%
COMPUTER EQUIPMENT - WHOLESALE - 2.4%
CDW Computer Centers, Inc. (a)   50,000  3,425,000
CHS Electronics, Inc. (a)  100,000  2,062,500
Ingram Micro, Inc. Class A (a)  50,000  1,931,250
Insight Enterprises, Inc. (a)  197,500  7,850,625
Tech Data Corp. (a)  100,000  4,650,000
  19,919,375
COMPUTER PERIPHERALS - 8.4%
EMC Corp. (a)  1,679,000  64,221,750
Fore Systems, Inc. (a)   200,000  3,212,500
Symbol Technologies, Inc.   50,000  2,553,125
  69,987,375
COMPUTER STORAGE DEVICES - 6.1%
Advanced Digital Information Corp. (a)   100,700  1,586,025
Quantum Corp. (a)   1,947,000  48,918,375
  50,504,400
COMPUTERS & OFFICE EQUIPMENT - 4.5%
Diebold, Inc.   100,000  5,137,500
Hewlett-Packard Co.   250,000  16,750,000
International Business Machines Corp.  150,000  15,665,625
  37,553,125
ELECTRONIC COMPUTERS - 1.6%
Gateway 2000, Inc. (a)   250,000  11,000,000
Micron Electronics, Inc. (a)   150,000  1,931,250
  12,931,250

 SHARES VALUE (NOTE 1)
GRAPHICS WORKSTATIONS - 3.7%
Sun Microsystems, Inc. (a)  650,000 $ 30,956,250
MAGNETIC & OPTICAL RECORDING MEDIA - 0.1%
HMT Technology Corp. (a)   100,000  1,100,000
MAINFRAME COMPUTERS - 0.4%
Unisys Corp. (a)  200,000  3,575,000
MINI & MICRO COMPUTERS - 15.4%
Compaq Computer Corp.   1,064,600  34,133,738
Dell Computer Corp. (a)   600,000  83,925,000
Digital Equipment Corp. (a)   150,000  8,540,625
Sequent Computer Systems, Inc. (a)   81,700  1,731,019
  128,330,382
OFFICE AUTOMATION - 1.9%
Pitney Bowes, Inc.   3,400  159,375
Xerox Corp.   175,000  15,520,313
  15,679,688
TOTAL COMPUTERS & OFFICE EQUIPMENT   370,536,845
ELECTRONIC INSTRUMENTS - 0.7%
SEMICONDUCTOR CAPITAL EQUIPMENT - 0.7%
Applied Materials, Inc. (a)   100,000  3,681,250
Lam Research Corp. (a)   62,400  1,762,800
  5,444,050
ELECTRONICS - 16.3%
SEMICONDUCTORS - 16.3%
Altera Corp. (a)   292,000  12,592,500
Analog Devices, Inc. (a)   200,000  6,450,000
Intel Corp.   250,800  22,493,623
LSI Logic Corp. (a)  300,000  7,106,250
Lattice Semiconductor Corp. (a)   100,000  5,356,250
Linear Technology Corp.   306,400  23,209,800
Maxim Integrated Products, Inc. (a)   383,200  15,471,700
Microchip Technology, Inc. (a)  200,000  4,837,500
Micron Technology, Inc. (a)  136,350  4,525,116
National Semiconductor Corp. (a)   250,000  5,968,750
Texas Instruments, Inc.   440,000  25,465,000
VLSI Technology, Inc. (a)  100,000  1,931,250
Vitesse Semiconductor Corp. (a)   9,000  457,031
  135,864,770
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
SPECIAL INDUSTRIAL MACHINERY - 0.8%
PRI Automation, Inc.   200,000  6,956,250
RETAIL & WHOLESALE, MISCELLANEOUS - 0.7%
MUSIC, TV, & ELECTRONIC STORES - 0.7%
Best Buy Co., Inc. (a)  65,100  3,881,588
Tandy Corp.   50,000  2,225,000
  6,106,588
TOTAL COMMON STOCKS
 (Cost $566,261,515)   662,838,290
CASH EQUIVALENTS - 20.4%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.62%, dated
 2/27/98 due 3/2/98  $ 12,291,754 $ 12,286,000
 SHARES
Taxable Central Cash Fund (b)   157,492,686  157,492,686
TOTAL CASH EQUIVALENTS
 (Cost $169,778,686)   169,778,686
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $736,040,201)  $ 832,616,976
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,963,547,913 and $1,975,072,971, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $240,381 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, the value of securities loaned and the value of collateral amounted to $51,569,374 and $51,311,100, respectively (see Note 6 of Notes to Financial Statements).
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Allstar Systems, Inc.  $ - $ - $ - $ -
Procom Technology, Inc.   -  105,300  -  -
TOTALS  $ - $ 105,300 $ - $ -
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $745,738,376. Net unrealized appreciation aggregated $86,878,600, of which $117,324,640 related to appreciated investment securities and $30,446,040 related to depreciated investment securities.
The fund hereby designates approximately $24,534,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending February 28, 1999 approximately $78,590,000 of losses recognized during the period November 1, 1997 to February 28, 1998.
COMPUTERS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                     $ 832,616,976
SECURITIES,
AT
VALUE
(INCLUDING
REPURCHAS
E
AGREEMENT
S OF
$12,286,
000)
(COST
$736,040
,201) -
SEE
ACCOMPAN
YING
SCHEDULE

CASH                               543

RECEIVABLE                         7,794,955
FOR FUND
SHARES
SOLD

DIVIDENDS                          71,289
RECEIVABLE

INTEREST                           471,846
RECEIVABLE

REDEMPTION                         3,563
FEES
RECEIVABLE

OTHER                              39,464
RECEIVABLE
S

 TOTAL                             840,998,636
ASSETS

LIABILITIES

PAYABLE FOR          $ 3,333,622
FUND
SHARES
REDEEMED

ACCRUED               356,232
MANAGEM
ENT FEE

OTHER                 532,992
PAYABLES
AND
ACCRUED
EXPENSES

COLLATERAL ON         51,311,100
SECURITIES
LOANED,
AT VALUE

 TOTAL                             55,533,946
LIABILITIES

NET ASSETS                        $ 785,464,690

NET ASSETS
CONSIST OF:

PAID IN                           $ 727,677,185
CAPITAL

ACCUMULATED                        (38,789,270)
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                96,576,775
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                       $ 785,464,690
FOR
19,118,7
26
SHARES
OUTSTANDIN
G

NET ASSET                          $41.08
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($785,46
4,690 (DIVIDED BY)
19,118,7
26 SHARES)

MAXIMUM                            $42.35
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$41.08)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 697,384
INCOME
DIVIDENDS

INTEREST                     3,747,980
(INCLUDING
INCOME ON

SECURITIES
LOANED OF
$372,145
)

 TOTAL                       4,445,364
INCOME

EXPENSES

MANAGEMEN      $ 3,921,116
T FEE

TRANSFER        4,403,412
AGENT FEES

ACCOUNTING      590,621
AND
SECURITY
LENDING
FEES

NON-INTEREST    2,646
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       38,454
FEES AND
EXPENSES

REGISTRATION    215,935
FEES

AUDIT           45,760

LEGAL           16,221

MISCELLANEO     6,406
US

 TOTAL          9,240,571
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (418,948)    8,821,623
REDUCTIONS

NET                          (4,376,259)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     89,254,439
SECURITIES
(INCLUDING
REALIZED
GAIN OF
$32,708
ON SALES OF
INVESTMENT
S IN
AFFILIATED
ISSUERS)

 FOREIGN        972          89,255,411
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     22,245,744
SECURITIES

 ASSETS AND     140          22,245,884
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                     111,501,295
(LOSS)

NET INCREASE                $ 107,125,036
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 3,518,068
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 24,034
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 6,144
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 208,673
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 416,885
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                   616
N CREDITS

  TRANSFER                   1,447
AGENT
CREDITS

                            $ 418,948

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (4,376,259)   $ (4,516,493)
NET
INVESTMENT
INCOME
(LOSS)

 NET             89,255,411      104,428,835
REALIZED
GAIN (LOSS)

 CHANGE IN       22,245,884      8,119,973
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             107,125,036     108,032,315
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (132,918,806)   (31,596,668)
TO
SHAREHOLD
ERS
FROM NET
REALIZED
GAINS

 IN EXCESS       (34,413,012)    -
OF NET
REALIZED
GAINS

TOTAL            (167,331,818)   (31,596,668)
DISTRIBUT
IONS

SHARE            808,411,253     659,275,361
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       165,233,207     31,233,988
ENT OF
DISTRIBUTIO
NS

 COST OF         (733,889,159)   (691,302,094)
SHARES
REDEEMED

 NET             239,755,301     (792,745)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       1,629,692       1,306,734
N FEES

  TOTAL          181,178,211     76,949,636
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       604,286,479     527,336,843
OF PERIOD

 END OF         $ 785,464,690   $ 604,286,479
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            17,046,061      14,415,549

 ISSUED IN       4,788,686       674,688
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (15,239,529)    (15,418,220)

 NET             6,595,218       (327,983)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 48.25    $ 41.03    $ 30.67    $ 27.02    $ 20.15
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.32)      (.36)      (.23)      (.31)      (.21) E
INVESTMENT
INCOME
(LOSS) C

 NET            6.42       9.94       16.10      3.68       8.66
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     6.10       9.58       15.87      3.37       8.45
INVESTMENT
OPERATIONS



LESS
DISTRIBUTIO
NS

 FROM NET       (10.64)    (2.47)     (5.61)     -          (1.80)
REALIZED
GAIN

 IN EXCESS      (2.75)     -          -          -          -
OF NET
REALIZED
GAIN

 TOTAL          (13.39)    (2.47)     (5.61)     -          (1.80)
DISTRIBUTIO
NS

REDEMPTION      .12        .11        .10        .28        .22
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 41.08    $ 48.25    $ 41.03    $ 30.67    $ 27.02
VALUE, END
OF PERIOD

TOTAL           20.33%     23.97%     52.79%     13.51%     45.06%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 785,465  $ 604,286  $ 527,337  $ 215,014  $ 120,435
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.40%      1.48%      1.40%      1.71%      1.90%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.34% D    1.44% D    1.38% D    1.69% D    1.89% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.67)%     (.83)%     (.56)%     (1.12)%    (.91)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       333%       255%       129%       189%       145%
TURNOVER
RATE

AVERAGE        $ .0444    $ .0432
COMMISSIO
N RATE F




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET INVESTMENT
INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL
DIVIDEND WHICH AMOUNTED TO $.07 PER SHARE. F FOR FISCAL YEARS BEGINNING ON OR AFTER
SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
AND COMMISSION RATE STRUCTURES MAY DIFFER.


DEVELOPING COMMUNICATIONS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                    PAST 1  PAST 5   LIFE OF
FEBRUARY 28, 1998                YEAR    YEARS    FUND

SELECT DEVELOPING                28.17%  134.20%  313.39%
COMMUNICATIONS

SELECT DEVELOPING                24.25%  127.10%  300.91%
COMMUNICATIONS (LOAD ADJ.)

S&P 500                          35.01%  166.84%  260.03%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 29, 1990. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED       PAST 1  PAST 5  LIFE OF
FEBRUARY 28, 1998   YEAR    YEARS   FUND

SELECT DEVELOPING   28.17%  18.55%  20.34%
COMMUNICATIONS

SELECT DEVELOPING   24.25%  17.83%  19.83%
COMMUNICATIONS
(LOAD ADJ.)

S&P 500             35.01%  21.69%  18.19%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19980228 19980305 130017 S00000000000001
             Developing Communications   S&P 500
             00518                       SP001
  1990/06/29       9700.00                    10000.00
  1990/07/31       8953.10                     9968.00
  1990/08/31       7866.70                     9066.89
  1990/09/30       6751.20                     8625.34
  1990/10/31       7081.00                     8588.25
  1990/11/30       8235.30                     9143.05
  1990/12/31       8759.10                     9398.14
  1991/01/31      10146.20                     9807.90
  1991/02/28      10776.70                    10509.16
  1991/03/31      11494.50                    10763.48
  1991/04/30      11591.50                    10789.32
  1991/05/31      11766.10                    11255.41
  1991/06/30      10841.06                    10739.92
  1991/07/31      11963.62                    11240.40
  1991/08/31      12670.42                    11506.79
  1991/09/30      12815.94                    11314.63
  1991/10/31      13564.32                    11466.25
  1991/11/30      12888.70                    11004.16
  1991/12/31      14135.99                    12263.03
  1992/01/31      14510.18                    12034.94
  1992/02/29      14998.70                    12191.39
  1992/03/31      14260.72                    11953.66
  1992/04/30      14073.63                    12305.10
  1992/05/31      14011.26                    12365.39
  1992/06/30      13512.35                    12181.15
  1992/07/31      14104.81                    12679.36
  1992/08/31      13574.71                    12419.43
  1992/09/30      14032.05                    12565.98
  1992/10/31      14655.70                    12609.96
  1992/11/30      15986.14                    13039.96
  1992/12/31      16569.33                    13200.35
  1993/01/31      17017.15                    13311.24
  1993/02/28      17121.30                    13492.27
  1993/03/31      17735.75                    13776.96
  1993/04/30      17206.93                    13443.55
  1993/05/31      18365.83                    13803.84
  1993/06/30      19160.51                    13843.87
  1993/07/31      19535.77                    13788.50
  1993/08/31      21323.79                    14311.08
  1993/09/30      21621.79                    14200.89
  1993/10/31      22372.32                    14494.84
  1993/11/30      20672.60                    14357.14
  1993/12/31      21833.52                    14530.86
  1994/01/31      22673.27                    15024.91
  1994/02/28      22298.78                    14617.74
  1994/03/31      20744.11                    13980.40
  1994/04/30      21598.03                    14159.35
  1994/05/31      20440.78                    14391.57
  1994/06/30      18918.07                    14038.97
  1994/07/31      20879.32                    14499.45
  1994/08/31      22657.83                    15093.93
  1994/09/30      22962.38                    14724.13
  1994/10/31      25021.07                    15055.42
  1994/11/30      24314.54                    14507.10
  1994/12/31      25138.57                    14722.24
  1995/01/31      24467.87                    15103.99
  1995/02/28      25337.29                    15692.59
  1995/03/31      25473.91                    16155.68
  1995/04/30      26593.13                    16631.47
  1995/05/31      27505.97                    17296.23
  1995/06/30      30405.58                    17698.02
  1995/07/31      33318.60                    18284.88
  1995/08/31      33399.15                    18330.78
  1995/09/30      34285.14                    19104.34
  1995/10/31      30875.42                    19036.14
  1995/11/30      31023.08                    19871.82
  1995/12/31      29504.05                    20254.55
  1996/01/31      28582.05                    20944.02
  1996/02/29      30871.16                    21138.17
  1996/03/31      30569.12                    21341.73
  1996/04/30      32572.09                    21656.31
  1996/05/31      34416.10                    22214.82
  1996/06/30      32921.82                    22299.46
  1996/07/31      30060.43                    21314.27
  1996/08/31      31570.61                    21763.79
  1996/09/30      34416.10                    22988.66
  1996/10/31      32969.51                    23622.68
  1996/11/30      34527.37                    25408.32
  1996/12/31      33796.13                    24904.98
  1997/01/31      35226.82                    26461.05
  1997/02/28      31284.47                    26668.50
  1997/03/31      28566.15                    25572.69
  1997/04/30      29742.50                    27099.38
  1997/05/31      33907.41                    28749.19
  1997/06/30      35099.65                    30037.16
  1997/07/31      39566.59                    32427.21
  1997/08/31      39407.62                    30610.64
  1997/09/30      42110.04                    32287.18
  1997/10/31      37198.00                    31208.79
  1997/11/30      37500.03                    32653.45
  1997/12/31      35837.88                    33214.11
  1998/01/31      35758.25                    33581.45
  1998/02/27      40091.11                    36003.35
IMATRL PRASUN   SHR__CHT 19980228 19980305 130019 R00000000000095
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Developing Communications Portfolio on June 29, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $40,091 - a 300.91% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $36,003 - a 260.03% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                                     % OF FUND'S
                                                     INVESTMENTS

CELLSTAR CORP.                                       9.7

BRIGHTPOINT, INC.                                    7.3

ANICOM, INC.                                         6.8

ALCATEL ALSTHOM COMPAGNIE GENERALE D'ELECTRICITE SA  5.5

NOKIA CORP. AB SPONSORED ADR                         4.3

WORLDCOM, INC.                                       4.3

JDS FITEL, INC.                                      3.8

DSC COMMUNICATIONS CORP.                             2.8

AT&T CORP.                                           2.6

NEXTEL COMMUNICATIONS, INC. CLASS A                  2.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
TELEPHONE EQUIPMENT 13.7%
TELEPHONE SERVICES 12.0%
ELECTRIC APPLIANCES -
WHOLESALE 9.7%
ELECTRONIC PARTS - WHOLESALE 7.5%
ELECTRICAL EQUIPMENT -
WHOLESALE 6.8%
ALL OTHERS 50.3%
ROW: 1, COL: 1, VALUE: 50.3
ROW: 1, COL: 2, VALUE: 6.8
ROW: 1, COL: 3, VALUE: 7.5
ROW: 1, COL: 4, VALUE: 9.699999999999999
ROW: 1, COL: 5, VALUE: 12.0
ROW: 1, COL: 6, VALUE: 13.7
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
DEVELOPING COMMUNICATIONS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Effective March 27,1998 - after the period covered by this report - Andrew Kaplan became Portfolio Manager of Fidelity Select Developing Communications Portfolio.
Q. HOW DID THE FUND PERFORM, ANDY?
A. For the 12-month period that ended February 28, 1998, the fund returned 28.17%, while the Standard & Poor's 500 Index returned 35.01% for the same time period.
Q. WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE PERIOD?
A. The market went through two stages during the year. The first half was very positive for the market in general, and technology stocks made an even stronger showing; as a result, the fund outperformed the S&P 500. The second half was just the opposite, with currency devaluations causing concerns about Asian economies, subsequently triggering a downturn in the stock market beginning in August and accelerating into October. Since many technology companies have higher exposure to Asia, technology stocks sold off more than the market, hurting the fund's performance.
Q. WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?
A. When technology stocks sold off late in the year, the fund concentrated more on telecommunication companies, including Nokia and Ericsson. These stocks bounced back when the market recognized that the problems in Asia didn't extend to China, a major customer. While the vast majority of the fund's holdings are stocks of U.S.-based companies, in some cases the added risk of foreign investments seemed justified by the potential profitability. Nokia and Ericsson are two examples of the fund's foreign holdings. During the second half of the period, the fund was focused on start-up wireless service providers with good prospects for performance, such as Intermedia Communications, RCN Corp., ICG Communications and McLeod USA. These stocks did very well through most of the period for two reasons: They took market share from the established "incumbents" such as AT&T; and they were being bought up by other companies. AT&T and WorldCom were added to the fund as a defensive move, because the stock market was getting very expensive. These companies have little exposure to Asia and looked like they would fare relatively well in case of another downturn.
Q. WHICH STOCKS PERFORMED WELL?
A. Wire line companies had little exposure to Asia and generally performed well. These companies included Tellabs and Lucent, which have been sold from the portfolio, and Advanced Fibre Communication. And, as part of a long-term strategy for the fund, larger positions in companies were established when they appeared to offer the potential for good performance. Two examples were Cellstar and Brightpoint, the fund's two largest positions at the end of the period. They provide a worldwide distribution channel for large handset manufacturers, and, with virtually no competition, have been building market share. Brightpoint performed strongly during the year, while Cellstar's price declined because of temporary problems, which allowed the fund to buy more shares.
Q. WERE THERE DISAPPOINTMENTS?
A. Certainly. Asia's problems put a damper on the entire technology market, and those companies with more exposure to Asia had very disappointing performance. Examples included Sawtek, which makes filters for handsets, with main markets in the U.S. and South Korea. Micron Technology, a maker of DRAM memory chips, was a disappointment due to oversupply of its product. It was sold from the fund's portfolio during the period. JDS Fitel met but did not exceed expectations, disappointing the markets. Its stock performance was also quite disappointing. It remained in the portfolio because it's a strong competitor in a high growth market.
Q. WHAT'S YOUR OUTLOOK?
A. I think this area has significant growth potential over the next several years. I am optimistic about long-term prospects, because increasing competition in local U.S. markets and deregulation in foreign markets could lead to expansion of new services that would benefit many of the industries in which the fund invests. In the short term, consolidation among U.S. carriers such as AT&T's purchase of Teleport and WorldCom's purchase of MCI may have a negative impact on capital spending plans, as these companies try to cut costs. I will continue my focus on finding those companies whose fundamental valuations show improvement and whose growth prospects look most attractive.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: June 29, 1990
FUND NUMBER: 518
TRADING SYMBOL: FSDCX
SIZE: as of February 28, 1998, more than $238 million
MANAGER: Andrew Kaplan, since March 1998;
manager, Fidelity Select Electronics Portfolio, since 1996; analyst, semiconductor equipment companies and producers, since 1995; joined
Fidelity in 1995
(checkmark)
DEVELOPING COMMUNICATIONS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.5%
 SHARES VALUE (NOTE 1)
APPLIANCE STORES - 9.7%
ELECTRIC APPLIANCES - WHOLESALE - 9.7%
Cellstar Corp. (a)  698,650 $ 22,575,125
BROADCASTING - 1.9%
CABLE TV OPERATORS - 1.9%
RCN Corp.   74,600  4,382,750
CELLULAR - 4.2%
CELLULAR & COMMUNICATION SERVICES - 4.2%
Metromedia Fiber Network, Inc. Class A  100,000  3,675,000
Mobile Telecommunications
 Technologies, Inc. (a)  11,000  247,500
Nextel Communications, Inc. Class A (a)  200,000  5,912,500
  9,835,000
COMMUNICATIONS EQUIPMENT - 17.1%
DATACOMMUNICATIONS EQUIPMENT - 1.5%
Tekelec (a)  87,500  3,576,563
TELEPHONE EQUIPMENT - 13.7%
Advanced Fibre Communication, Inc. (a)   9,300  278,419
Ascend Communications, Inc. (a)  70,000  2,620,625
DSC Communications Corp. (a)  336,900  6,611,663
DSP Communications, Inc. (a)  293,500  5,191,281
Ericsson (L.M.) Telephone Co.
 Class B ADR  125,000  5,664,063
Nokia Corp. AB sponsored ADR  100,000  10,075,000
Teledata Communications Ltd. (a)  80,200  1,413,525
  31,854,576
TELEPHONE INTERCONNECT SYSTEMS - 1.9%
Intermedia Communications, Inc. (a)  58,300  4,452,663
TOTAL COMMUNICATIONS EQUIPMENT   39,883,802
COMPUTER SERVICES & SOFTWARE - 8.0%
CAD/CAM/CAE - 4.1%
Dataworks Corp. (a)  205,000  5,176,250
ICG Communications, Inc. (a)  130,000  4,371,250
  9,547,500
CUSTOM COMPUTER PROGRAMMING SERVICES - 3.4%
Keane, Inc. (a)  100,000  4,650,000
Saville Systems Ireland PLC
 sponsored ADR (a)  70,000  3,281,250
  7,931,250
PREPACKAGED COMPUTER SOFTWARE - 0.5%
Citrix Systems, Inc. (a)   25,000  1,051,563
TOTAL COMPUTER SERVICES & SOFTWARE   18,530,313
COMPUTERS & OFFICE EQUIPMENT - 3.3%
COMPUTER PERIPHERALS - 1.6%
EMC Corp. (a)  95,000  3,633,750
COMPUTERS & OFFICE EQUIPMENT - 1.4%
Hewlett-Packard Co.   50,000  3,350,000
ELECTRONIC COMPUTERS - 0.1%
Digital Lightwave, Inc.   40,100  150,375
OFFICE AUTOMATION - 0.2%
FileNet Corp. (a)  12,600  420,525
TOTAL COMPUTERS & OFFICE EQUIPMENT   7,554,650

 SHARES VALUE (NOTE 1)
ELECTRICAL EQUIPMENT - 13.2%
ELECTRICAL EQUIPMENT - WHOLESALE - 6.8%
Anicom, Inc. (a)(c)(d)  1,105,000 $ 15,884,375
ELECTRICAL MACHINERY - 5.5%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  98,500  12,808,801
TV & RADIO COMMUNICATION EQUIPMENT - 0.9%
Omnipoint Corp. (a)  75,000  2,100,000
TOTAL ELECTRICAL EQUIPMENT   30,793,176
ELECTRONIC INSTRUMENTS - 6.3%
ELECTRONIC EQUIPMENT - 2.5%
Sawtek, Inc. (a)  225,000  5,765,625
INDUSTRIAL MEASUREMENT INSTRUMENTS - 3.8%
JDS Fitel, Inc. (a)  178,000  8,814,047
SEMI-CONDUCTOR CAPITAL EQUIPMENT - 0.0%
Novellus Systems, Inc. (a)  2,200  105,463
TOTAL ELECTRONIC INSTRUMENTS   14,685,135
ELECTRONICS - 8.6%
ELECTRONIC PARTS - WHOLESALE - 7.5%
Applied Digital Access, Inc. (a)  85,000  648,125
Brightpoint, Inc. (a)  823,100  16,873,550
  17,521,675
ELECTRONICS & ELECTRIC COMPONENTS - 0.1%
Voxware, Inc. (a)  104,400  254,475
SEMICONDUCTORS - 1.0%
PMC-Sierra, Inc.   10,200  367,200
VLSI Technology, Inc.   100,000  1,931,250
RF Micro Devices, Inc.   200  2,963
  2,301,413
TOTAL ELECTRONICS   20,077,563
SERVICES - 2.2%
PERSONNEL SUPPLY SERVICES - 2.2%
Computer Horizons Corp. (a)  95,700  4,994,344
TELEPHONE SERVICES - 12.0%
AT&T Corp.   100,000  6,087,500
EXCEL Communications, Inc. (a)  50,000  1,053,125
MCI Communications Corp.   100,000  4,781,250
McLeod USA, Inc. Class A (a)  75,000  2,922,656
Winstar Communications, Inc. (a)  76,100  3,200,956
WorldCom, Inc. (a)  260,000  9,928,750
  27,974,237
TOTAL COMMON STOCKS
 (Cost $174,714,642)   201,286,095
CASH EQUIVALENTS - 13.5%
Taxable Central Cash Fund (b)
 (Cost $31,317,760)  31,317,760 31,317,760
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $206,032,402)  $ 232,603,855
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,884,375 or 6.7% of net assets.
4. Affiliated company (see Note 10 of Notes to Financial Statements). OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $797,165,303 and $857,882,240, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $103,994 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $3,558,000 The weighted average interest rate was 5.9%. (see Note 7 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   82.0%
France    5.5
Finland   4.3
Canada   3.8
Sweden   2.4
Ireland   1.4
Others (individually less than 1%)    0.6
TOTAL   100.0%
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Anicom, Inc.  $ - $ 5,135,000 $ - $ 15,884,375
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $209,433,366. Net unrealized appreciation aggregated $23,170,489, of which $32,965,652 related to appreciated investment securities and $9,795,163 related to depreciated investment securities.
The fund intends to elect to defer to its fiscal year ending February 28, 1999 approximately $15,529,000 of losses recognized during the period November 1, 1997 to February 28, 1998.
The fund hereby designates approximately $7,828,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 1% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
DEVELOPING COMMUNICATIONS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                     $ 232,603,855
SECURITIES,
AT VALUE
(COST
$206,032
,402) -
SEE
ACCOMPAN
YING
SCHEDULE

CASH                               1,872

RECEIVABLE                         11,317,513
FOR
INVESTMENT
S SOLD

RECEIVABLE                         1,760,885
FOR FUND
SHARES
SOLD

DIVIDENDS                          65,185
RECEIVABLE

INTEREST                           78,228
RECEIVABLE

REDEMPTION                         640
FEES
RECEIVABLE

OTHER                              13,310
RECEIVABLE
S

 TOTAL                             245,841,488
ASSETS

LIABILITIES

PAYABLE FOR          $ 5,814,563
INVESTMENT
S
PURCHASED

PAYABLE FOR           1,395,056
FUND
SHARES
REDEEMED

ACCRUED               112,073
MANAGEM
ENT FEE

OTHER                 164,011
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                             7,485,703
LIABILITIES

NET ASSETS                        $ 238,355,785

NET ASSETS
CONSIST OF:

PAID IN                           $ 212,551,023
CAPITAL

ACCUMULATED                        (763,030)
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                26,567,792
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                       $ 238,355,785
FOR
11,837,1
24
SHARES
OUTSTANDIN
G

NET ASSET                          $20.14
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($238,35
5,785 (DIVIDED BY)
11,837,1
24 SHARES)

MAXIMUM                            $20.76
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$20.14)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 419,558
INCOME
DIVIDENDS

INTEREST                     1,323,191

 TOTAL                       1,742,749
INCOME

EXPENSES

MANAGEMEN      $ 1,420,790
T FEE

TRANSFER        2,084,706
AGENT FEES

ACCOUNTING      239,077
FEES AND
EXPENSES

NON-INTEREST    1,002
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       27,667
FEES AND
EXPENSES

REGISTRATION    29,295
FEES

AUDIT           25,167

LEGAL           1,822

INTEREST        587

MISCELLANEO     3,573
US

 TOTAL          3,833,686
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (138,388)    3,695,298
REDUCTIONS

NET                          (1,952,549)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     43,721,493
SECURITIES
(INCLUDING
 REALIZED
GAIN OF
$980,238

 ON SALE
OF
INVESTMENT
S IN
 AFFILIATED
ISSUERS)

 FOREIGN        (843)        43,720,650
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     15,847,985
SECURITIES

 ASSETS AND     (986)        15,846,999
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                     59,567,649
(LOSS)

NET INCREASE                $ 57,615,100
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 479,806
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 1,958
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 6,980
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 81,000
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 136,777
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                   1,611
N CREDITS

                            $ 138,388

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (1,952,549)   $ (2,645,399)
NET
INVESTMENT
INCOME
(LOSS)

 NET             43,720,650      20,142,886
REALIZED
GAIN (LOSS)

 CHANGE IN       15,846,999      (10,187,726)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             57,615,100      7,309,761
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (39,986,959)    -
TO
SHAREHOLD
ERS FROM
NET
REALIZED
GAINS

SHARE            191,485,848     146,934,555
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       39,302,908      -
ENT OF
DISTRIBUTIO
NS

 COST OF         (230,874,543)   (267,415,417)
SHARES
REDEEMED

 NET             (85,787)        (120,480,862)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       453,709         345,334
N FEES

  TOTAL          17,996,063      (112,825,767)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       220,359,722     333,185,489
OF PERIOD

 END OF         $ 238,355,785   $ 220,359,722
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            8,748,662       7,119,930

 ISSUED IN       2,281,074       -
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (10,392,215)    (13,076,634)

 NET             637,521         (5,956,704)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 19.68    $ 19.42    $ 20.40    $ 19.65    $ 16.44
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.18)      (.18)      (.17)      (.16)      (.16)
INVESTMENT
INCOME
(LOSS) C

 NET            4.95       .42        4.17       2.55       4.82
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     4.77       .24        4.00       2.39       4.66
INVESTMENT
OPERATIONS



LESS
DISTRIBUTIO
NS

 FROM NET       (4.35)     -          (5.00)     (1.67)     (1.47)
REALIZED
GAIN

REDEMPTION      .04        .02        .02        .03        .02
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 20.14    $ 19.68    $ 19.42    $ 20.40    $ 19.65
VALUE, END
OF PERIOD

TOTAL           28.17%     1.34%      21.84%     13.63%     30.24%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 238,356  $ 220,360  $ 333,185  $ 254,426  $ 222,109
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.61%      1.64%      1.53%      1.58%      1.56%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.55% D    1.62% D    1.51% D    1.56% D    1.56%
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.82)%     (.86)%     (.78)%     (.83)%     (.88)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       383%       202%       249%       266%       280%
TURNOVER
RATE

AVERAGE        $ .0437    $ .0346
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE
NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
DIFFER.


ELECTRONICS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED            PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998        YEAR    YEARS    YEARS

SELECT ELECTRONICS       24.15%  373.28%  786.86%

SELECT ELECTRONICS       20.35%  359.00%  760.18%
(LOAD ADJ.)

S&P 500                  35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED       PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998   YEAR    YEARS   YEARS

SELECT ELECTRONICS  24.15%  36.47%  24.39%

SELECT ELECTRONICS  20.35%  35.63%  24.01%
(LOAD ADJ.)

S&P 500             35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 130546 S00000000000001
             Electronics                 S&P 500
             00008                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9560.16                     9691.00
  1988/04/30       9992.40                     9798.57
  1988/05/31       9649.15                     9883.82
  1988/06/30      10589.91                    10337.48
  1988/07/31       9941.55                    10298.20
  1988/08/31       8949.93                     9948.06
  1988/09/30       9089.78                    10371.85
  1988/10/31       8428.70                    10660.19
  1988/11/30       8009.17                    10507.75
  1988/12/31       8517.69                    10691.63
  1989/01/31       8822.80                    11474.26
  1989/02/28       8695.67                    11188.55
  1989/03/31       8632.11                    11449.25
  1989/04/30       9305.90                    12043.46
  1989/05/31      10195.81                    12531.22
  1989/06/30       9191.48                    12459.79
  1989/07/31       9293.18                    13584.91
  1989/08/31       9611.01                    13851.18
  1989/09/30       9877.98                    13794.39
  1989/10/31       9433.03                    13474.36
  1989/11/30       9458.45                    13749.23
  1989/12/31       9852.56                    14079.22
  1990/01/31      10183.09                    13134.50
  1990/02/28      10996.72                    13303.94
  1990/03/31      11530.67                    13656.49
  1990/04/30      11581.52                    13315.08
  1990/05/31      13285.06                    14613.30
  1990/06/30      13488.47                    14513.93
  1990/07/31      12852.82                    14467.48
  1990/08/31      10844.17                    13159.62
  1990/09/30       9204.19                    12518.75
  1990/10/31       8873.66                    12464.92
  1990/11/30       9788.99                    13270.15
  1990/12/31      10424.76                    13640.39
  1991/01/31      11875.83                    14235.11
  1991/02/28      12919.58                    15252.92
  1991/03/31      13606.93                    15622.04
  1991/04/30      13683.30                    15659.53
  1991/05/31      14128.80                    16336.03
  1991/06/30      12410.43                    15587.84
  1991/07/31      13263.25                    16314.23
  1991/08/31      13810.59                    16700.88
  1991/09/30      12754.11                    16421.97
  1991/10/31      13377.81                    16642.03
  1991/11/30      12563.18                    15971.35
  1991/12/31      14103.35                    17798.47
  1992/01/31      15770.80                    17467.42
  1992/02/29      16636.35                    17694.50
  1992/03/31      15325.30                    17349.46
  1992/04/30      15032.54                    17859.53
  1992/05/31      15057.99                    17947.04
  1992/06/30      13963.33                    17679.63
  1992/07/31      14701.59                    18402.73
  1992/08/31      14854.34                    18025.47
  1992/09/30      15388.94                    18238.17
  1992/10/31      16547.25                    18302.01
  1992/11/30      17629.18                    18926.11
  1992/12/31      17972.85                    19158.90
  1993/01/31      18583.83                    19319.83
  1993/02/28      18176.51                    19582.58
  1993/03/31      18812.95                    19995.77
  1993/04/30      18481.33                    19511.88
  1993/05/31      20335.86                    20034.79
  1993/06/30      20706.76                    20092.89
  1993/07/31      21295.09                    20012.52
  1993/08/31      23124.04                    20771.00
  1993/09/30      23507.74                    20611.06
  1993/10/31      23060.09                    21037.71
  1993/11/30      22881.03                    20837.85
  1993/12/31      23738.51                    21089.99
  1994/01/31      25378.24                    21807.05
  1994/02/28      26581.72                    21216.08
  1994/03/31      26295.89                    20291.06
  1994/04/30      26220.67                    20550.78
  1994/05/31      26145.46                    20887.82
  1994/06/30      24746.42                    20376.06
  1994/07/31      25257.89                    21044.40
  1994/08/31      27725.01                    21907.22
  1994/09/30      26927.71                    21370.49
  1994/10/31      28025.88                    21851.33
  1994/11/30      27664.84                    21055.50
  1994/12/31      27815.28                    21367.76
  1995/01/31      27017.97                    21921.82
  1995/02/28      29785.96                    22776.12
  1995/03/31      32854.82                    23448.24
  1995/04/30      36525.41                    24138.79
  1995/05/31      39188.10                    25103.62
  1995/06/30      44769.20                    25686.77
  1995/07/31      51463.52                    26538.55
  1995/08/31      52140.48                    26605.16
  1995/09/30      53073.17                    27727.90
  1995/10/31      51613.96                    27628.91
  1995/11/30      50320.22                    28841.82
  1995/12/31      46999.00                    29397.31
  1996/01/31      48587.54                    30398.00
  1996/02/29      51454.23                    30679.78
  1996/03/31      48441.47                    30975.23
  1996/04/30      53973.99                    31431.81
  1996/05/31      55398.20                    32242.43
  1996/06/30      50742.12                    32365.28
  1996/07/31      48295.40                    30935.38
  1996/08/31      50632.57                    31587.81
  1996/09/30      57461.48                    33365.57
  1996/10/31      57917.96                    34285.79
  1996/11/30      66609.30                    36877.45
  1996/12/31      66609.30                    36146.91
  1997/01/31      77017.01                    38405.37
  1997/02/28      69293.40                    38706.47
  1997/03/31      64472.99                    37116.02
  1997/04/30      70480.77                    39331.84
  1997/05/31      78225.02                    41726.37
  1997/06/30      77743.52                    43595.71
  1997/07/31      91245.81                    47064.62
  1997/08/31      94696.62                    44428.06
  1997/09/30      98207.61                    46861.38
  1997/10/31      83641.99                    45296.21
  1997/11/30      83040.11                    47392.97
  1997/12/31      75748.25                    48206.71
  1998/01/31      76977.53                    48739.88
  1998/02/27      86017.53                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 130549 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Electronics Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $86,018 - a 760.18% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                              % OF FUND'S
                              INVESTMENTS

GATEWAY 2000, INC.            6.0

HEWLETT-PACKARD CO.           5.9

MICROSOFT CORP.               4.5

ASM LITHOGRAPHY HOLDING NV    4.5

TEXAS INSTRUMENTS, INC.       3.3

NOKIA CORP. AB SPONSORED ADR  3.0

SEAGATE TECHNOLOGY            2.7

INTEL CORP.                   2.6

VITESSE SEMICONDUCTOR CORP.   2.5

LINEAR TECHNOLOGY CORP.       2.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
ROW: 1, COL: 1, VALUE: 42.2
ROW: 1, COL: 2, VALUE: 5.8
ROW: 1, COL: 3, VALUE: 6.0
ROW: 1, COL: 4, VALUE: 6.4
ROW: 1, COL: 5, VALUE: 10.8
ROW: 1, COL: 6, VALUE: 28.8
SEMICONDUCTORS 28.8%
PREPACKAGED COMPUTER
SOFTWARE 10.8%
TELEPHONE EQUIPMENT 6.4%
ELECTRONIC COMPUTERS 6.0%
COMPUTERS & OFFICE
EQUIPMENT 5.8%
ALL OTHERS 42.2%
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ELECTRONICS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Andrew Kaplan, Portfolio Manager
of Fidelity Select
Electronics Portfolio
Q. HOW DID THE FUND PERFORM, ANDY?
A. For the 12 months that ended February 28, 1998, the fund returned 24.15%, compared to the 35.01% return of the Standard & Poor's 500 Index.
Q. WHY DID THE FUND UNDERPERFORM THE S&P 500?
A. Many of the fund's technology holdings - which performed extremely well through October 1997 - faltered at the end of 1997 and throughout early 1998 when financial turmoil in Southeast Asia began to spread globally and semiconductor prices fell. The same investments in semiconductor capital equipment companies that helped the fund tremendously in the first half of 1997 hurt the fund's performance later. Not only does the region produce a large portion of technology equipment, but an increasing proportion of the end-demand for technology is coming out of Asian countries. Therefore, technology stocks suffered from a sell-off amidst widespread fear that a slowdown in these economies would lead to a severe cut in demand. Considering this essentially is a technology fund, it was difficult to shield the fund's assets from the encompassing effects that the Asian crisis had on technology stocks.
Q. LOOKING MORE CLOSELY, WHICH INDIVIDUAL HOLDINGS DETRACTED FROM THE FUND'S RETURN?
A. Micron Technology shares performed poorly from late 1997 through early 1998, after many analysts cut their fiscal 1998 earnings estimates for the company because of the low levels of DRAM (dynamic random access memory) chip prices. Another detractor from performance was VLSI Technology. The stock fell sharply at the end of 1997 after the company warned of a first-quarter earnings shortfall partly due to a wireless order cancellation. The company's excess inventory caused revenue weakness in the midst of slowing demand for cellular phones.
Q. ON THE POSITIVE SIDE, WHICH INDIVIDUAL HOLDINGS HELPED PERFORMANCE?
A. Texas Instruments - one of the fund's top holdings - benefited from the second act in its turnaround story. Originally, the company sold off its defense operations to refocus its business on semiconductors, which improved its return on capital. More recently, the company shifted its focus away from DRAMs and toward DSPs (digital signal processors), which are used in cellular phones, modems and other electronic systems. Considering DRAMs suffered from weak pricing during the period and demand for DSPs grew at a robust clip, the company's profit margins improved as a result of this transition. Another contributor was Microsoft, one of the few computer-related stocks that didn't suffer from a reduction in the average selling price of personal computers (PCs). The company generated pricing power by driving a transition in the corporate world from its Windows 95 operating system to its Windows NT system. Finally, ASM Lithography established a record backlog after garnering several large contracts, resulting in strong earnings throughout the period. ASM Lithography was one of the best-positioned semiconductor capital equipment companies during the period, which allowed it to weather the Asian storm fairly well.
Q. WHAT WAS YOUR BIGGEST DISAPPOINTMENT IN THE LAST 12 MONTHS?
A. The inability to liquidate many of the fund's holdings in semiconductor capital equipment companies when conditions began to change in September. As I said, this group of stocks was the hardest hit by the Asian downturn. I did begin reducing the fund's positions in these stocks in the summer, but many of them had poor liquidity - or relatively few shares outstanding - and were difficult to buy and sell.
Q. WHAT'S YOUR OUTLOOK FOR THE ELECTRONICS MARKET?
A. The good news is that valuations are somewhat more reasonable than they were six months ago. However, I'm still somewhat cautious - especially about owning the more sensitive semiconductor capital equipment stocks - because I don't think the downturn in the Asian economies has been felt on a worldwide basis yet. However, I see a few positive points of outlook. First, consumers and corporations are responding to lower prices for PCs. This is especially good news since many analysts were concerned that corporations wouldn't invest in information technology above and beyond finding solutions for their year 2000 problems. Many computers read two-digit sequences as the year, and upgrades are needed so that systems do not read "00" as 1900 rather than 2000. Second, a significant reduction in capital spending in Asia should help to more quickly balance pricing in the memory market. Specifically, I am predicting a recovery in the DRAM market in the next several months.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: July 29, 1985
FUND NUMBER: 008
TRADING SYMBOL: FSELX
SIZE: as of February 28, 1998, more than $2.6 billion
MANAGER: Andrew Kaplan, since 1996; manager,
Fidelity Select Developing Communications
Portfolio, since March 1998; analyst,
semiconductor equipment companies and
producers, since 1995; joined Fidelity in 1995
(checkmark)
ELECTRONICS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.4%
 SHARES VALUE (NOTE 1)
APPLIANCE STORES - 0.6%
ELECTRICAL APPLIANCES - WHOLESALE - 0.6%
Cellstar Corp. (a)  492,900 $ 15,926,831
COMMUNICATIONS EQUIPMENT - 8.9%
DATACOMMUNICATIONS EQUIPMENT - 2.5%
Level One Communications, Inc. (a)  569,850  25,607,634
3Com Corp. (a)  1,176,300  42,052,717
  67,660,351
TELEPHONE EQUIPMENT - 6.4%
Advanced Fibre Communication, Inc. (a)  53,300  1,595,669
Ascend Communications, Inc. (a)  1,000,000  37,437,500
DSP Communications, Inc. (a)  910,200  16,099,163
Dialogic Corp. (a)  300,000  13,012,500
Nokia Corp. AB sponsored ADR  780,000  78,585,000
Xylan Corp. (a)  870,000  20,988,750
  167,718,582
TOTAL COMMUNICATIONS EQUIPMENT   235,378,933
COMPUTER SERVICES & SOFTWARE - 13.2%
COMPUTER FACILITIES MANAGEMENT - 0.1%
International Telecommunications Data
 Systems, Inc.   90,300  3,657,150
COMPUTER SERVICES - 0.4%
IDT Corp. (a)  300,000  10,387,500
CUSTOM COMPUTER PROGRAMMING SERVICES - 0.2%
Engineering Animation, Inc. (a)  10,000  612,500
Saville Systems Ireland PLC
 sponsored ADR (a)  115,800  5,428,125
  6,040,625
CAD/CAM/CAE - 1.5%
BroadVision, Inc. (a)  400,000  5,050,000
ICG Communications, Inc. (a)  580,000  19,502,500
Parametric Technology Corp. (a)  72,400  4,384,725
Synopsys, Inc. (a)  294,190  10,278,263
  39,215,488
ELECTRONIC INFORMATION RETRIEVAL - 0.2%
Quickresponse Services, Inc. (a)  111,100  4,818,963
PREPACKAGED COMPUTER SOFTWARE - 10.8%
Advant Corp. (a)  1,380,000  19,320,000
BMC Software, Inc. (a)  100,000  7,650,000
Cadence Design Systems, Inc. (a)  1,246,600  43,553,088
Check Point Software Technologies Ltd. (a)  1,400,000  53,987,500
Citrix Systems, Inc. (a)  393,600  16,555,800
Microsoft Corp. (a)  1,400,000  118,650,000
Siebel Systems, Inc. (a)  390,300  24,003,450
  283,719,838
TOTAL COMPUTER SERVICES & SOFTWARE   347,839,564
COMPUTERS & OFFICE EQUIPMENT - 22.6%
COMPUTER PERIPHERALS - 4.4%
Creative Technology Ltd. (a)  1,772,200  41,203,650
EMC Corp. (a)  1,430,400  54,712,800
Eltron International, Inc. (a)  20,000  430,000
Lexmark International Group, Inc. (a)  299,200  12,790,800
SCI Systems, Inc. (a)  138,900  6,250,500
  115,387,750
COMPUTER STORAGE DEVICES - 3.3%
Quantum Corp. (a)  645,500  16,218,188
Seagate Technology (a)  2,899,500  70,494,094
  86,712,282

 SHARES VALUE (NOTE 1)
COMPUTERS & OFFICE EQUIPMENT - 5.8%
Hewlett-Packard Co.   2,300,000 $ 154,100,000
ELECTRONIC COMPUTERS - 6.0%
Gateway 2000, Inc. (a)  3,564,500  156,838,000
MINI & MICRO COMPUTERS - 3.1%
Compaq Computer Corp.   1,248,100  40,017,206
Dell Computer Corp. (a)  300,000  41,962,500
  81,979,706
TOTAL COMPUTERS & OFFICE EQUIPMENT   595,017,738
DEFENSE ELECTRONICS - 0.9%
Litton Industries, Inc. (a)  220,500  13,726,125
Remec, Inc. (a)  310,300  8,513,856
  22,239,981
ELECTRICAL EQUIPMENT - 2.1%
ELECTRICAL EQUIPMENT, NEC - 1.5%
Vicor Corp. (a)  1,423,600  40,216,700
ELECTRICAL MACHINERY - 0.3%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA sponsored ADR  281,400  7,369,163
TV & RADIO COMMUNICATION EQUIPMENT - 0.3%
Loral Space & Communications Ltd. (a)  280,700  7,175,394
TOTAL ELECTRICAL EQUIPMENT   54,761,257
ELECTRONIC INSTRUMENTS - 5.2%
ELECTRONIC EQUIPMENT - 3.2%
Credence Systems Corp. (a)  590,000  19,691,250
Sawtek, Inc. (a)  494,900  12,681,813
Teradyne, Inc. (a)  346,900  16,369,344
Varian Associates, Inc.   621,000  36,018,000
  84,760,407
INDUSTRIAL MEASUREMENT INSTRUMENTS - 0.8%
JDS Fitel, Inc. (a)  415,800  20,589,219
SEMI-CONDUCTOR CAPITAL EQUIPMENT - 1.2%
Applied Materials, Inc. (a)  253,000  9,313,563
KLA-Tencor Corp. (a)  200,000  9,231,250
Lam Research Corp. (a)  341,627  9,650,963
Novellus Systems, Inc. (a)  73,700  3,532,994
  31,728,770
TOTAL ELECTRONIC INSTRUMENTS   137,078,396
ELECTRONICS - 30.0%
ELECTRONIC CAPACITORS - 0.1%
Maxwell Technologies, Inc. (a)  69,000  1,949,250
ELECTRONICS & ELECTRONIC COMPONENTS - 1.1%
Genesis Microchip, Inc.   96,400  1,271,275
Sanmina Corp. (a)  65,000  5,179,688
Solectron Corp. (a)  499,500  24,163,313
  30,614,276
SEMICONDUCTORS - 28.8%
Altera Corp. (a)  592,200  25,538,625
Analog Devices, Inc. (a)  180,500  5,821,125
Applied Micro Circuits Corp.   780,000  14,625,000
Benchmarq Microelectronics, Inc. (a)(c)  418,800  6,805,500
CFM Technologies, Inc. (a)  53,500  936,250
Cree Research, Inc. (a)  292,500  4,753,125
Cypress Semiconductor Corp. (a)  495,300  4,674,394
Dallas Semiconductor Corp.   48,500  2,303,750
Etec Systems, Inc. (a)  117,700  6,171,894
Elantec Semiconductor, Inc. (a)  172,500  1,563,281
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ELECTRONICS - CONTINUED
SEMICONDUCTORS - CONTINUED
Galileo Technology Ltd. (c)  1,094,400 $ 43,776,000
Integrated Device Technology, Inc. (a)  1,351,900  20,362,994
Intel Corp.   755,700  67,776,844
International Rectifier Corp. (a)  998,500  14,540,656
Lattice Semiconductor Corp. (a)  630,100  33,749,731
Linear Technology Corp.   729,210  55,237,658
Maxim Integrated Products, Inc. (a)  220,200  8,890,575
Micrel, Inc. (a)  350,700  12,866,306
Microchip Technology, Inc. (a)  1,677,550  40,575,741
Micron Technology, Inc. (a)  1,329,850  44,134,397
NeoMagic Corp.   1,000,000  18,500,000
PMC-Sierra, Inc. (a)  974,400  35,078,400
RF Micro Devices, Inc.   500,000  7,406,250
Semtech Corp. (a)  190,400  5,474,000
Sipex Corp. (a)  302,000  10,400,125
Speedfam International, Inc. (a)  725,000  19,348,438
Texas Instruments, Inc.   1,513,600  87,599,600
3D Labs, Inc. Ltd. (a)(c)  904,300  24,642,175
Uniphase Corp. (a)  274,400  10,993,150
Unitrode Corp. (a)  442,000  8,315,125
VLSI Technology, Inc. (a)  2,265,400  43,750,538
Vitesse Semiconductor Corp. (a)  1,294,150  65,718,555
Xilinx, Inc. (a)  136,200  5,975,775
  758,305,977
TOTAL ELECTRONICS   790,869,503
INDUSTRIAL MACHINERY & EQUIPMENT - 5.2%
SPECIAL INDUSTRIAL MACHINERY, NEC - 5.2%
ASM Lithography Holding NV (a)  1,268,300  118,427,513
PRI Automation, Inc.   536,600  18,663,619
  137,091,132
PUBLISHING - 0.5%
GENERAL PUBLISHING - 0.5%
Applied Graphics Technologies, Inc. (a)  196,900  11,641,713
SERVICES - 0.2%
PERSONNEL SUPPLY SERVICES - 0.2%
Computer Horizons Corp. (a)  106,100  5,537,093
TOTAL COMMON STOCKS
 (Cost $2,094,248,513)   2,353,382,141
CASH EQUIVALENTS - 10.6%
Taxable Central Cash Fund (b)
 (Cost $280,090,502)  280,090,502  280,090,502
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $2,374,339,015)  $ 2,633,472,643
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Affiliated company (see Note 10 of Notes to Financial Statements) OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $9,488,929,781 and $9,166,596,624, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,038,942 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, the value of securities loaned and the value of collateral amounted to $37,753,638 and $39,492,800, respectively (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $10,536,000 and $9,468,000, respectively. The weighted average interest rate was 5.8% (see Note 7 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   84.7%
Netherlands   4.5
Israel   3.7
Finland   3.0
Singapore   1.6
Bermuda     1.2
Others (individually less than 1%)   1.3
TOTAL   100.0%
Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Actel Corp.  $ 12,337,016 $ 14,094,480 $ - $ -
Advant Corp.   6,120,392  -  -  -
Benchmarq Microelectronics, Inc.   2,363,998  1,022,850  -  6,805,500
DSP Communications, Inc.   577,765  2,956,125  -  -
Galileo Technology Ltd.   4,618,682  -  -  43,776,000
Helix Technology Corp.   9,431,309  8,993,582  221,620  -
International Rectifier Corp.   16,466,535  15,266,865  -  -
Micrel, Inc.   14,215,494  16,008,213  -  -
Photronics, Inc.   -  4,435,876  -  -
Sipex Corp.   9,793,050  13,095,651  -  -
3D Labs, Inc. Ltd.    1,635,936  -  -  24,642,175
Triquint Semiconductor, Inc.   8,204,770  10,899,837  -  -
Unitrode Corp.   23,264,696  15,934,531  -  -
VLSI Technology, Inc.   8,390,460  10,143,574  -  -
Zilog, Inc.   -  1,546,962  -  -
TOTALS $ 117,420,103 $ 114,398,546 $ 221,620 $ 75,223,675
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $2,415,146,868. Net unrealized appreciation aggregated $218,325,775, of which $300,785,714 related to appreciated investment securities and $82,459,939 related to depreciated investment securities.
The fund hereby designates approximately $5,061,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending February 28, 1999 approximately $309,105,000 of losses recognized during the period November 1, 1997 to February 28, 1998.

ELECTRONICS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                       $ 2,633,472,643
SECURITIES,
AT VALUE
(COST
$2,374,3
39,015)
-
SEE
ACCOMPAN
YING
SCHEDULE

CASH                                 572,500

RECEIVABLE                           125,637,502
FOR
INVESTMENT
S SOLD

RECEIVABLE                           19,056,805
FOR FUND
SHARES
SOLD

DIVIDENDS                            69,463
RECEIVABLE

INTEREST                             1,293,362
RECEIVABLE

REDEMPTION                           22,948
FEES
RECEIVABLE

OTHER                                54,803
RECEIVABLE
S

 TOTAL                               2,780,180,026
ASSETS

LIABILITIES

PAYABLE FOR           $ 55,537,172
INVESTMENT
S
PURCHASED

PAYABLE FOR            13,595,520
FUND
SHARES
REDEEMED

ACCRUED                1,254,330
MANAGEM
ENT FEE

OTHER                  1,550,469
PAYABLES
AND
ACCRUED
EXPENSES

COLLATERAL ON          39,492,800
SECURITIES
LOANED,
AT VALUE

 TOTAL                               111,430,291
LIABILITIES

NET ASSETS                          $ 2,668,749,735

NET ASSETS
CONSIST OF:

PAID IN                             $ 2,565,018,312
CAPITAL

ACCUMULATED                          (155,399,269)
UNDISTRIBUT
ED
NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                  259,130,692
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN FOREIGN
CURRENCIES

NET ASSETS,                         $ 2,668,749,735
FOR
76,269,7
26
SHARES
OUTSTANDIN
G

NET ASSET                            $34.99
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($2,668,7
49,735 (DIVIDED BY)
76,269,7
26 SHARES)

MAXIMUM                              $36.07
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$34.99)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                   $ 2,695,181
INCOME
DIVIDENDS
(INCLUDING
$221,620
RECEIVED
FROM
AFFILIATED
ISSUERS)

INTEREST                      13,783,333
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$801,243
)

 TOTAL                        16,478,514
INCOME

EXPENSES

MANAGEMEN      $ 14,146,742
T FEE

TRANSFER        12,158,944
AGENT FEES

ACCOUNTING      833,360
AND
SECURITY
LENDING
FEES

NON-INTEREST    9,502
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       122,508
FEES AND
EXPENSES

REGISTRATION    657,790
FEES

AUDIT           96,858

LEGAL           11,941

INTEREST        3,064

MISCELLANEO     26,007
US

 TOTAL          28,066,716
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (1,497,900)   26,568,816
REDUCTIONS

NET                           (10,090,302)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     286,685,140
SECURITIES
 (INCLUDIN
G REALIZED
GAIN OF
 $21,15
1,912 ON
SALES OF
 INVESTME
NTS IN
AFFILIATED
ISSUERS)

 FOREIGN        72,906        286,758,046
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     113,932,448
SECURITIES

 ASSETS AND     (2,936)       113,929,512
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                      400,687,558
(LOSS)

NET INCREASE                 $ 390,597,256
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                        $ 20,665,782
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                       $ 70,440
CHARGES -
DEALERS'
PORTION

 DEFERRED                    $ 10,101
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                    $ 550,118
FEES
WITHHELD
BY FSC

 EXPENSE                     $ 1,459,899
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                    16,201
N CREDITS

  TRANSFER                    21,800
AGENT
CREDITS

                             $ 1,497,900

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (10,090,302)    $ (6,964,256)
NET
INVESTMENT
INCOME
(LOSS)

 NET             286,758,046       272,103,872
REALIZED
GAIN (LOSS)

 CHANGE IN       113,929,512       64,022,840
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             390,597,256       329,162,456
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS
TO
SHAREHOLD
ERS

 FROM NET        (424,271,823)     -
REALIZED
GAIN

 IN EXCESS       (145,162,086)     -
OF NET
REALIZED
GAIN

 TOTAL           (569,433,909)     -
DISTRIBUTIO
NS

SHARE            3,020,162,765     2,439,060,498
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       559,329,509       -
ENT OF
DISTRIBUTIO
NS

 COST OF         (2,481,381,434)   (2,163,322,518)
SHARES
REDEEMED

 NET             1,098,110,840     275,737,980
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       5,459,035         5,754,283
N FEES

  TOTAL          924,733,222       610,654,719
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       1,744,016,513     1,133,361,794
OF PERIOD

 END OF         $ 2,668,749,735   $ 1,744,016,513
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            75,772,884        73,288,709

 ISSUED IN       17,854,821        -
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (63,315,407)      (67,555,816)

 NET             30,312,298        5,732,893
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 37.95      $ 28.18      $ 19.80      $ 17.67    $ 14.28
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.17)        (.17)        (.08)        (.18)      (.09)
INVESTMENT
INCOME
(LOSS) C

 NET            7.32         9.80         13.51        2.11       6.09
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     7.15         9.63         13.43        1.93       6.00
INVESTMENT
OPERATIONS



LESS
DISTRIBUTIO
NS

 FROM NET       (7.60)       -            (5.25)       -          (2.75)
REALIZED
GAIN

 IN EXCESS      (2.60)       -            -            -          -
OF NET
REALIZED
GAIN

 TOTAL          (10.20)      -            (5.25)       -          (2.75)
DISTRIBUTIO
NS

REDEMPTION      .09          .14          .20          .20        .14
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 34.99      $ 37.95      $ 28.18      $ 19.80    $ 17.67
VALUE, END
OF PERIOD

TOTAL           24.15%       34.67%       72.75%       12.05%     46.24%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 2,668,750  $ 1,744,017  $ 1,133,362  $ 216,433  $ 110,993
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.18%        1.33%        1.25%        1.72%      1.67%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.12% D      1.29% D      1.22% D      1.71% D    1.67%
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.42)%       (.54)%       (.28)%       (.98)%     (.52)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       435%         341%         366%         205%       163%
TURNOVER
RATE

AVERAGE        $ .0442      $ .0421
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET INVESTMENT
INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
 TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
 VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


SOFTWARE AND COMPUTER SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED              PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998          YEAR    YEARS    YEARS

SELECT SOFTWARE AND        35.50%  199.63%  625.79%
COMPUTER SERVICES

SELECT SOFTWARE AND        31.36%  190.56%  603.94%
COMPUTER SERVICES
(LOAD ADJ.)

S&P 500                    35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED         PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998     YEAR    YEARS   YEARS

SELECT SOFTWARE AND   35.50%  24.54%  21.92%
COMPUTER SERVICES

SELECT SOFTWARE AND   31.36%  23.78%  21.55%
COMPUTER SERVICES
(LOAD ADJ.)

S&P 500               35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 143022 S00000000000001
             Software/Computer Svcs      S&P 500
             00028                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9784.23                     9691.00
  1988/04/30      10079.02                     9798.57
  1988/05/31       9805.28                     9883.82
  1988/06/30      10577.35                    10337.48
  1988/07/31      10050.94                    10298.20
  1988/08/31       9356.08                     9948.06
  1988/09/30       9959.70                    10371.85
  1988/10/31       9433.29                    10660.19
  1988/11/30       9292.91                    10507.75
  1988/12/31      10064.98                    10691.63
  1989/01/31      10815.99                    11474.26
  1989/02/28      10331.69                    11188.55
  1989/03/31      10079.02                    11449.25
  1989/04/30      11054.63                    12043.46
  1989/05/31      11454.70                    12531.22
  1989/06/30      10320.26                    12459.79
  1989/07/31      10015.66                    13584.91
  1989/08/31      10472.56                    13851.18
  1989/09/30      10682.89                    13794.39
  1989/10/31      10907.71                    13474.36
  1989/11/30      11226.82                    13749.23
  1989/12/31      11277.73                    14079.22
  1990/01/31      10876.81                    13134.50
  1990/02/28      11158.94                    13303.94
  1990/03/31      11604.41                    13656.49
  1990/04/30      11567.28                    13315.08
  1990/05/31      13022.48                    14613.30
  1990/06/30      13326.88                    14513.93
  1990/07/31      12109.27                    14467.48
  1990/08/31      10416.50                    13159.62
  1990/09/30       9221.16                    12518.75
  1990/10/31       9406.77                    12464.92
  1990/11/30      10616.96                    13270.15
  1990/12/31      11374.25                    13640.39
  1991/01/31      13044.75                    14235.11
  1991/02/28      13995.08                    15252.92
  1991/03/31      14789.49                    15622.04
  1991/04/30      14678.13                    15659.53
  1991/05/31      14945.41                    16336.03
  1991/06/30      13850.02                    15587.84
  1991/07/31      14700.82                    16314.23
  1991/08/31      15895.21                    16700.88
  1991/09/30      15371.64                    16421.97
  1991/10/31      16140.63                    16642.03
  1991/11/30      14373.59                    15971.35
  1991/12/31      16588.75                    17798.47
  1992/01/31      19251.46                    17467.42
  1992/02/29      19829.94                    17694.50
  1992/03/31      18877.15                    17349.46
  1992/04/30      18400.75                    17859.53
  1992/05/31      18689.99                    17947.04
  1992/06/30      17677.65                    17679.63
  1992/07/31      18928.19                    18402.73
  1992/08/31      17516.02                    18025.47
  1992/09/30      18783.57                    18238.17
  1992/10/31      20297.83                    18302.01
  1992/11/30      22067.29                    18926.11
  1992/12/31      22484.14                    19158.90
  1993/01/31      23641.10                    19319.83
  1993/02/28      23496.48                    19582.58
  1993/03/31      23998.39                    19995.77
  1993/04/30      23594.52                    19511.88
  1993/05/31      26255.63                    20034.79
  1993/06/30      27610.20                    20092.89
  1993/07/31      26774.40                    20012.52
  1993/08/31      28580.50                    20771.00
  1993/09/30      29156.91                    20611.06
  1993/10/31      29089.66                    21037.71
  1993/11/30      28369.15                    20837.85
  1993/12/31      29843.39                    21089.99
  1994/01/31      30883.30                    21807.05
  1994/02/28      31294.93                    21216.08
  1994/03/31      27936.88                    20291.06
  1994/04/30      28081.41                    20550.78
  1994/05/31      25271.07                    20887.82
  1994/06/30      23053.54                    20376.06
  1994/07/31      24184.26                    21044.40
  1994/08/31      26807.98                    21907.22
  1994/09/30      28026.52                    21370.49
  1994/10/31      29750.05                    21851.33
  1994/11/30      29069.42                    21055.50
  1994/12/31      29958.63                    21367.76
  1995/01/31      29464.62                    21921.82
  1995/02/28      31912.69                    22776.12
  1995/03/31      33735.02                    23448.24
  1995/04/30      34788.89                    24138.79
  1995/05/31      35732.99                    25103.62
  1995/06/30      38894.62                    25686.77
  1995/07/31      41243.88                    26538.55
  1995/08/31      41529.31                    26605.16
  1995/09/30      43241.86                    27727.90
  1995/10/31      43757.82                    27628.91
  1995/11/30      44998.32                    28841.82
  1995/12/31      43818.75                    29397.31
  1996/01/31      42138.16                    30398.00
  1996/02/29      44733.18                    30679.78
  1996/03/31      43596.32                    30975.23
  1996/04/30      47985.31                    31431.81
  1996/05/31      49658.47                    32242.43
  1996/06/30      47180.66                    32365.28
  1996/07/31      43553.34                    30935.38
  1996/08/31      44460.17                    31587.81
  1996/09/30      50271.54                    33365.57
  1996/10/31      50450.35                    34285.79
  1996/11/30      54448.07                    36877.45
  1996/12/31      53355.90                    36146.91
  1997/01/31      57638.38                    38405.37
  1997/02/28      51955.35                    38706.47
  1997/03/31      49288.90                    37116.02
  1997/04/30      52179.44                    39331.84
  1997/05/31      56597.51                    41726.37
  1997/06/30      56626.39                    43595.71
  1997/07/31      63470.06                    47064.62
  1997/08/31      63166.86                    44428.06
  1997/09/30      65144.89                    46861.38
  1997/10/31      62170.63                    45296.21
  1997/11/30      63542.26                    47392.97
  1997/12/31      61366.76                    48206.71
  1998/01/31      63052.83                    48739.88
  1998/02/27      70394.08                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 143025 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Software and Computer Services Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $70,394 - a 603.94% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                 % OF FUND'S
                                 INVESTMENTS

MIRCOSOFT CORP.                  11.2

PEOPLESOFT, INC.                 7.5

BMC SOFTWARE, INC.               6.8

SIEBEL SYSTEMS, INC.             4.0

COMPUWARE CORP.                  3.3

HBO & CO.                        3.2

DELL COMPUTER CORP.              3.1

AUTOMATIC DATA PROCESSING, INC.  2.9

ORACLE CORP.                     2.7

ELECTRONIC DATA SYSTEMS CORP.    2.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
ROW: 1, COL: 1, VALUE: 21.2
ROW: 1, COL: 2, VALUE: 3.6
ROW: 1, COL: 3, VALUE: 4.0
ROW: 1, COL: 4, VALUE: 6.4
ROW: 1, COL: 5, VALUE: 10.4
ROW: 1, COL: 6, VALUE: 54.4
PREPACKAGED COMPUTER
SOFTWARE 54.4%
COMPUTER SERVICES 10.4%
DATA PROCESSING 6.4%
MINI & MICRO COMPUTERS 4.0%
CAD/CAM/CAE 3.6%
ALL OTHERS 21.2%
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
SOFTWARE AND COMPUTER SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



John Porter,
Portfolio Manager
of Fidelity Select
Software and Computer Services Portfolio
Q. HOW DID THE FUND PERFORM, JOHN?
A. The fund fared well. For the 12 months that ended February 28, 1998, the fund returned 35.50%. This topped the 35.01% return of the Standard & Poor's 500 Index over the same period.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S SOLID PERFORMANCE?
A. Similar to many other technology-related groups, software stocks were influenced heavily by earnings announcements during the period. Through the first half of the period, the fund's performance - and that of the overall software sector - was boosted by a number of positive earnings surprises. The fund also realized extremely strong performances from its top three period-ending positions - Microsoft, PeopleSoft and BMC. In the second half of the year, though, several software companies experienced earnings disappointments due primarily to Asian volatility.
Q. TECHNOLOGY STOCKS IN GENERAL WERE HURT BY ECONOMIC PROBLEMS IN ASIA DURING THE PERIOD. WITHIN THIS SECTOR, WHICH TYPES OF STOCKS SUFFERED THE MOST?
A. Within the technology group, software is one of the least sensitive areas to Asian concerns. Most software companies have little business exposure to that region due to the fact that hardware infrastructures in Asia - for the most part - are behind the curve. Software companies are also concerned about piracy rates in Asia, whereby certain products are duplicated without the company's consent. That being said, one of the harder hit areas within the group was the database market. Many of these companies caught their own form of the "Asian flu" late in the year, as Oracle and Sybase - among others - referred to the Asian crisis in explaining their respective earnings shortfalls.
Q. WERE YOU ATTRACTED TO ANY PARTICULAR SEGMENTS WITHIN THE SOFTWARE OR COMPUTER SERVICES INDUSTRIES?
A. One software sector that continued to grow and perform well was enterprise applications. Enterprise applications help corporations automate the various aspects of their human resources, financial and manufacturing activities. Enterprise application-related stocks - including the large German software company, SAP, and PeopleSoft - benefited from the rapid growth within this area. Enterprise applications is also an area that is still in the early stages of growth, as a lot of companies still have not gotten around to upgrading their mainframe infrastructures.
Q. THE FUND HISTORICALLY HAS BEEN TILTED MUCH MORE TOWARD SOFTWARE STOCKS THAN COMPUTER SERVICES STOCKS. WHY?
A. Perhaps because the trends within the software group tend to be more riveting. Even the slower growing software companies still can generate impressive returns. However, I did add to the fund's computer services exposure during the period, due to the fact that I don't want the fund to be dramatically underweighted - relative to the index - in the stocks and also because they can provide a nice dampening effect to the volatility that is inherent in the software group. Some of the computer services-related stocks within the fund included Electronic Data Systems and Automatic Data Processing.
Q. WHICH STOCKS WERE DISAPPOINTING?
A. Oracle was a negative performer, for many of the reasons I discussed earlier. Electronics for Imaging was another disappointment as the company encountered two problems. First, the company experienced delays in the introduction of a new product that they had hoped would be a significant revenue producer. Second, the company suffered as one of its larger clients decided to delay its ordering cycle.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT FEW MONTHS?
A. This group is quite difficult to predict, so I won't even try. I'll continue to follow my basic investing philosophy of looking for the best opportunities for the fund. In terms of business prospects for both the software and computer services industries, I think both groups will continue to be attractive. I may continue to try to strike a better balance between software names and computer services names. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: July 29, 1985
FUND NUMBER: 028
TRADING SYMBOL: FSCSX
SIZE: as of February 28, 1998, more than $503 million
MANAGER: John Porter, since 1997; manager,
Fidelity Select Medical Delivery Portfolio, since
January 1998; Fidelity Select Multimedia Portfolio,
1996-1997; joined Fidelity in 1995
(checkmark)
SOFTWARE AND COMPUTER SERVICES PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.5%
 SHARES VALUE (NOTE 1)
COMMUNICATIONS EQUIPMENT - 1.1%
DATACOMMUNICATIONS EQUIPMENT - 0.6%
Cisco Systems, Inc. (a)  45,000 $ 2,964,375
TELEPHONE EQUIPMENT - 0.5%
Ericsson (L.M.) Telephone Co.
 Class B ADR  20,000  906,250
Nokia Corp. AB sponsored ADR  18,400  1,853,800
  2,760,050
TOTAL COMMUNICATIONS EQUIPMENT   5,724,425
COMPUTER SERVICES & SOFTWARE - 75.7%
CAD/CAM/CAE - 3.6%
Cambridge Technology Partners
 Massachusetts, Inc. (a)  140,000  6,370,000
Dataworks Corp. (a)  100,000  2,525,000
JDA Software Group, Inc. (a)  100,000  4,837,500
Parametric Technology Corp. (a)  80,000  4,845,000
  18,577,500
COMPUTER RELATED SERVICES, NEC - 1.6%
Ciber, Inc. (a)  30,000  2,002,500
Security Dynamics Technologies, Inc. (a)  165,000  5,878,125
  7,880,625
COMPUTER SERVICES - 10.4%
America Online, Inc. (a)  35,000  4,239,375
Computer Sciences Corp. (a)  15,000  1,570,313
Electronic Data Systems Corp.   305,000  13,362,813
Equifax, Inc.   100,000  3,593,750
Galileo International, Inc.   60,000  2,370,000
HBO & Co.   300,000  16,237,500
Paychex, Inc.   35,625  1,839,141
SunGard Data Systems, Inc. (a)  245,200  8,382,775
Technology Solutions, Inc. (a)  30,000  975,000
Yahoo, Inc. (a)  5,000  365,938
  52,936,605
CUSTOM COMPUTER PROGRAMMING SERVICES - 0.7%
Keane, Inc. (a)  75,000  3,487,500
DATA PROCESSING - 6.4%
Affiliated Computer Services, Inc.
 Class A (a)  50,000  1,609,375
Automatic Data Processing, Inc.   245,000  14,960,313
First Data Corp.   350,000  11,900,000
Fiserv, Inc. (a)  80,000  4,380,000
  32,849,688
PREPACKAGED COMPUTER SOFTWARE - 53.0%
Arbor Software Corp. (a)  15,000  675,000
Aspect Development, Inc. (a)  100,000  4,775,000
BMC Software, Inc. (a)  454,800  34,792,200
BEA Systems, Inc.   250,000  6,718,750
Boole & Babbage, Inc.   50,000  1,675,000
Business Objects SA sponsored ADR (a)  189,900  2,682,338
Cadence Design Systems, Inc. (a)  170,000  5,939,375
CheckFree Holdings Corp. (a)  40,000  860,000
Check Point Software
 Technologies Ltd. (a)  100,000  3,856,250
Citrix Systems, Inc. (a)  165,000  6,940,313
Computer Associates
 International, Inc. (a)  234,150  11,034,319
Compuware Corp. (a)  396,200  16,689,925
Cybermedia, Inc. (a)  75,000  693,750
Deltek Systems, Inc. (a)  50,000  1,012,500

 SHARES VALUE (NOTE 1)
Dr Solomons Group PLC
 sponsored ADR (a)  20,000 $ 790,000
Electronic Arts, Inc. (a)  19,152  845,082
Electronics for Imaging, Inc. (a)  57,300  1,264,181
Industrial-Matematik
 International Corp. (a)  248,400  6,862,050
I2 Technologies, Inc. (a)  20,000  1,131,250
Macromedia, Inc. (a)  20,000  250,000
Mapix, Inc.   60,000  930,000
Manugistics Group, Inc. (a)  137,600  5,486,800
Microsoft Corp. (a)  677,000  57,375,750
Midway Games, Inc. (a)  78,700  1,731,400
Networks Associates, Inc. (a)  40,000  2,585,000
New Era of Networks, Inc.   74,000  1,387,500
Oracle Corp. (a)  550,600  13,558,525
PeopleSoft, Inc. (a)  852,000  38,073,750
Platinum Technology, Inc. (a)  100,000  2,537,500
Policy Management Systems Corp. (a)  59,200  4,284,600
Scopus Technology, Inc. (a)  184,900  2,611,713
Siebel Systems, Inc. (a)  328,400  20,196,600
Symantec Corp. (a)  100,000  2,518,750
Systems Software Associates, Inc. (a)  275,000  2,045,313
Vantive Corp. (a)  162,100  4,437,488
Veritas Software Corp. (a)  16,608  944,580
Visio Corp. (a)  11,800  424,800
  270,617,352
TOTAL COMPUTER SERVICES & SOFTWARE   386,349,270
COMPUTERS & OFFICE EQUIPMENT - 6.3%
COMPUTER EQUIPMENT - WHOLESALE - 1.0%
CDW Computer Centers, Inc. (a)  25,700  1,760,450
Tech Data Corp. (a)  69,600  3,236,400
  4,996,850
COMPUTER STORAGE DEVICES - 0.3%
Adaptec, Inc. (a)  49,800  1,316,588
GRAPHICS WORKSTATIONS - 1.0%
Sun Microsystems, Inc. (a)  110,000  5,238,750
MINI & MICRO COMPUTERS - 4.0%
Compaq Computer Corp.   137,500  4,408,594
Dell Computer Corp. (a)  115,000  16,085,625
  20,494,219
TOTAL COMPUTERS & OFFICE EQUIPMENT   32,046,407
CONSUMER ELECTRONICS - 0.3%
RADIOS, TELEVISIONS, STEREOS - 0.3%
Philips Electronics NV  20,000  1,557,500
ELECTRONIC INSTRUMENTS - 0.2%
ELECTRONIC EQUIPMENT - 0.2%
Teradyne, Inc. (a)  25,900  1,222,156
ELECTRONICS - 2.1%
SEMICONDUCTORS - 2.1%
Altera Corp. (a)  27,800  1,198,875
Intel Corp.   37,000  3,318,438
Micron Technology, Inc. (a)  175,000  5,807,813
VLSI Technology, Inc. (a)  20,000  386,250
  10,711,376
LODGING & GAMING - 0.3%
RACING & GAMING - 0.3%
WMS Industries, Inc.   57,100  1,520,288
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PUBLISHING - 1.0%
BOOK PUBLISHING & PRINTING - 1.0%
Cognizant Corp.   100,000 $ 4,993,750
SERVICES - 2.6%
PERSONAL SERVICES - 1.5%
Cendant Corp. (a)  200,155  7,505,813
PERSONNEL SUPPLY SERVICES - 1.1%
Computer Horizons Corp. (a)  81,300  4,242,844
Renaissance Worldwide, Inc.   21,700  1,288,438
  5,531,282
TOTAL SERVICES   13,037,095
TELEPHONE SERVICES - 0.9%
MCI Communications Corp.   100,000  4,781,250
TOTAL COMMON STOCKS
 (Cost $352,616,450)   461,943,517
NONCONVERTIBLE PREFERRED STOCKS - 1.4%
COMPUTER SERVICES & SOFTWARE - 1.4%
PREPACKAGED COMPUTER SOFTWARE - 1.4%
SAP AG (Systeme Anwendungen
 Produkte) (Cost $4,584,921)  18,000  7,387,582
CASH EQUIVALENT - 8.1%
Taxable Central Cash Fund (b)
 (Cost $41,371,199)  41,371,199  41,371,199
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $398,572,570)  $ 510,702,298
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $578,286,462 and $599,014,360, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $71,604 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, the value of securities loaned and the value of collateral amounted to $3,491,850 and $3,609,100, respectively (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $401,737,135. Net unrealized appreciation aggregated $108,965,163, of which $121,960,756 related to appreciated investment securities and $12,995,593 related to depreciated investment securities.
The fund hereby designates approximately $11,924,000 as a capital gain dividend for the purpose of the dividend paid deduction.
SOFTWARE AND COMPUTER SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                     $ 510,702,298
SECURITIES,
AT VALUE
(COST
$398,572
,570) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                         3,809,699
FOR FUND
SHARES
SOLD

DIVIDENDS                          38,610
RECEIVABLE

INTEREST                           175,141
RECEIVABLE

REDEMPTION                         813
FEES
RECEIVABLE

OTHER                              64,440
RECEIVABLE
S

 TOTAL                             514,791,001
ASSETS

LIABILITIES

PAYABLE FOR          $ 6,081,591
INVESTMENT
S
PURCHASED

PAYABLE FOR           1,180,334
FUND
SHARES
REDEEMED

ACCRUED               231,481
MANAGEM
ENT FEE

OTHER                 321,598
PAYABLES
AND
ACCRUED
EXPENSES

COLLATERAL ON         3,609,100
SECURITIES
LOANED,
AT VALUE

 TOTAL                             11,424,104
LIABILITIES

NET ASSETS                        $ 503,366,897

NET ASSETS
CONSIST OF:

PAID IN                           $ 383,217,532
CAPITAL

ACCUMULATED                        8,019,637
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                112,129,728
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                       $ 503,366,897
FOR
11,372,9
27 SHARES
OUTSTANDIN
G

NET ASSET                          $44.26
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($503,36
6,897 (DIVIDED BY)
11,372,9
27 SHARES)

MAXIMUM                            $45.63
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$44.26)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 314,106
INCOME
DIVIDENDS

INTEREST                     2,360,834
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$630,717
)

 TOTAL                       2,674,940
INCOME

EXPENSES

MANAGEMEN      $ 2,593,824
T FEE

TRANSFER        3,063,071
AGENT FEES

ACCOUNTING      454,866
AND
SECURITY
LENDING
FEES

NON-INTEREST    1,874
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       32,966
FEES AND
EXPENSES

REGISTRATION    65,849
FEES

AUDIT           35,040

LEGAL           3,819

MISCELLANEO     6,490
US

 TOTAL          6,257,799
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (64,814)     6,192,985
REDUCTIONS

NET                          (3,518,045)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     56,333,867
SECURITIES

 FOREIGN        (713)        56,333,154
CURRENCY
TRANSACTIO
NS

CHANGE IN                    76,776,311
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
SECURITIES

NET GAIN                     133,109,465
(LOSS)

NET INCREASE                $ 129,591,420
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 1,272,908
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 14,857
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 5,910
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 102,803
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 55,374
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                   9,440
N CREDITS

                            $ 64,814

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (3,518,045)   $ (2,797,099)
NET
INVESTMENT
INCOME
(LOSS)

 NET             56,333,154      61,210,968
REALIZED
GAIN (LOSS)

 CHANGE IN       76,776,311      (9,105,850)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             129,591,420     49,308,019
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (67,010,560)    (32,120,784)
TO
SHAREHOLD
ERS FROM
NET
REALIZED
GAINS

SHARE            284,940,442     568,629,736
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       66,130,192      31,720,922
ENT OF
DISTRIBUTIO
NS

 COST OF         (300,538,798)   (566,265,440)
SHARES
REDEEMED

 NET             50,531,836      34,085,218
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       555,345         793,106
N FEES

  TOTAL          113,668,041     52,065,559
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       389,698,856     337,633,297
OF PERIOD

 END OF         $ 503,366,897   $ 389,698,856
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            6,972,295       14,976,546

 ISSUED IN       1,737,307       840,597
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (7,436,837)     (15,044,201)

 NET             1,272,765       772,942
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 38.58    $ 36.20    $ 29.07    $ 28.89    $ 27.62
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.33)      (.25)      (.19)      (.26)      (.34)
INVESTMENT
INCOME
(LOSS)C

 NET            12.57      5.87       11.85      .67        7.92
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     12.24      5.62       11.66      .41        7.58
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (6.61)     (3.31)     (4.60)     (.33)      (6.48)
REALIZED
GAIN

REDEMPTION      .05        .07        .07        .10        .17
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 44.26    $ 38.58    $ 36.20    $ 29.07    $ 28.89
VALUE, END
OF PERIOD

TOTAL           35.50%     16.14%     40.17%     1.97%      33.19%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 503,367  $ 389,699  $ 337,633  $ 236,445  $ 178,034
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.44%      1.54%      1.48%      1.52%      1.57%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.42% D    1.51% D    1.47% D    1.50% D    1.57%
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.81)%     (.66)%     (.54)%     (1.01)%    (1.19)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       145%       279%       183%       164%       376%
TURNOVER
RATE

AVERAGE        $ .0366    $ .0427
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET INVESTMENT
INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED INTO
 VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
 E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
 TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
 VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


TECHNOLOGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED            PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998        YEAR    YEARS    YEARS

SELECT TECHNOLOGY        24.92%  200.87%  544.51%

SELECT TECHNOLOGY        21.10%  191.76%  525.10%
(LOAD ADJ.)

S&P 500                  35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED       PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998   YEAR    YEARS   YEARS

SELECT TECHNOLOGY   24.92%  24.64%  20.48%

SELECT TECHNOLOGY   21.10%  23.88%  20.11%
(LOAD ADJ.)

S&P 500             35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980228 19980305 143349 S00000000000001
             TECHNOLOGY                  S&P 500
             00064                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9596.11                     9691.00
  1988/04/30       9962.46                     9798.57
  1988/05/31       9689.06                     9883.82
  1988/06/30      10580.33                    10337.48
  1988/07/31       9792.95                    10298.20
  1988/08/31       8890.76                     9948.06
  1988/09/30       9131.34                    10371.85
  1988/10/31       8754.06                    10660.19
  1988/11/30       8491.60                    10507.75
  1988/12/31       9076.66                    10691.63
  1989/01/31       9809.36                    11474.26
  1989/02/28       9541.43                    11188.55
  1989/03/31       9366.46                    11449.25
  1989/04/30      10044.48                    12043.46
  1989/05/31      10864.66                    12531.22
  1989/06/30       9902.31                    12459.79
  1989/07/31      10077.28                    13584.91
  1989/08/31      10296.00                    13851.18
  1989/09/30      10542.05                    13794.39
  1989/10/31      10465.50                    13474.36
  1989/11/30      10492.84                    13749.23
  1989/12/31      10618.60                    14079.22
  1990/01/31      10399.89                    13134.50
  1990/02/28      10984.95                    13303.94
  1990/03/31      11498.93                    13656.49
  1990/04/30      10979.48                    13315.08
  1990/05/31      12395.66                    14613.30
  1990/06/30      12505.02                    14513.93
  1990/07/31      11837.94                    14467.48
  1990/08/31      10224.92                    13159.62
  1990/09/30       9355.52                    12518.75
  1990/10/31       9623.45                    12464.92
  1990/11/30      11066.97                    13270.15
  1990/12/31      11734.05                    13640.39
  1991/01/31      13713.42                    14235.11
  1991/02/28      14407.84                    15252.92
  1991/03/31      15561.56                    15622.04
  1991/04/30      14796.05                    15659.53
  1991/05/31      15616.23                    16336.03
  1991/06/30      14101.28                    15587.84
  1991/07/31      15662.59                    16314.23
  1991/08/31      16432.25                    16700.88
  1991/09/30      16514.72                    16421.97
  1991/10/31      16960.02                    16642.03
  1991/11/30      16404.76                    15971.35
  1991/12/31      18653.78                    17798.47
  1992/01/31      19363.19                    17467.42
  1992/02/29      19665.66                    17694.50
  1992/03/31      18103.84                    17349.46
  1992/04/30      17839.87                    17859.53
  1992/05/31      18015.85                    17947.04
  1992/06/30      16727.88                    17679.63
  1992/07/31      17580.18                    18402.73
  1992/08/31      16679.86                    18025.47
  1992/09/30      17496.15                    18238.17
  1992/10/31      18528.51                    18302.01
  1992/11/30      20029.04                    18926.11
  1992/12/31      20281.13                    19158.90
  1993/01/31      20899.35                    19319.83
  1993/02/28      20779.31                    19582.58
  1993/03/31      21049.40                    19995.77
  1993/04/30      20989.05                    19511.88
  1993/05/31      23106.54                    20034.79
  1993/06/30      24234.98                    20092.89
  1993/07/31      23591.11                    20012.52
  1993/08/31      24852.31                    20771.00
  1993/09/30      25237.31                    20611.06
  1993/10/31      24739.46                    21037.71
  1993/11/30      24500.50                    20837.85
  1993/12/31      26091.69                    21089.99
  1994/01/31      27405.37                    21807.05
  1994/02/28      28180.11                    21216.08
  1994/03/31      27230.22                    20291.06
  1994/04/30      26681.77                    20550.78
  1994/05/31      26723.83                    20887.82
  1994/06/30      24459.46                    20376.06
  1994/07/31      25405.87                    21044.40
  1994/08/31      28083.86                    21907.22
  1994/09/30      27943.65                    21370.49
  1994/10/31      28988.21                    21851.33
  1994/11/30      28588.61                    21055.50
  1994/12/31      28995.22                    21367.76
  1995/01/31      27866.54                    21921.82
  1995/02/28      29478.94                    22776.12
  1995/03/31      31273.61                    23448.24
  1995/04/30      33630.74                    24138.79
  1995/05/31      34931.74                    25103.62
  1995/06/30      38177.00                    25686.77
  1995/07/31      42036.62                    26538.55
  1995/08/31      43337.62                    26605.16
  1995/09/30      45332.48                    27727.90
  1995/10/31      44653.07                    27628.91
  1995/11/30      44421.78                    28841.82
  1995/12/31      41697.11                    29397.31
  1996/01/31      42119.69                    30398.00
  1996/02/29      44427.62                    30679.78
  1996/03/31      40990.10                    30975.23
  1996/04/30      44520.05                    31431.81
  1996/05/31      45727.51                    32242.43
  1996/06/30      42474.76                    32365.28
  1996/07/31      37940.61                    30935.38
  1996/08/31      39410.92                    31587.81
  1996/09/30      44462.55                    33365.57
  1996/10/31      44142.21                    34285.79
  1996/11/30      49588.11                    36877.45
  1996/12/31      48292.84                    36146.91
  1997/01/31      54008.53                    38405.37
  1997/02/28      50044.84                    38706.47
  1997/03/31      46731.65                    37116.02
  1997/04/30      49455.61                    39331.84
  1997/05/31      54712.39                    41726.37
  1997/06/30      55719.85                    43595.71
  1997/07/31      62103.80                    47064.62
  1997/08/31      63839.43                    44428.06
  1997/09/30      66412.96                    46861.38
  1997/10/31      56986.67                    45296.21
  1997/11/30      55989.18                    47392.97
  1997/12/31      53280.75                    48206.71
  1998/01/31      56175.42                    48739.88
  1998/02/27      62510.30                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980305 143352 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Technology Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $62,510 - a 525.10% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                       % OF FUND'S
                                       INVESTMENTS

MICROSOFT CORP.                        9.7

SOLECTRON CORP.                        4.2

DELL COMPUTER CORP.                    4.0

MERCK & CO., INC.                      2.8

MICRON TECHNOLOGY, INC.                2.7

HBO & CO.                              2.4

SCI SYSTEMS, INC.                      2.3

INTERNATIONAL BUSINESS MACHINES CORP.  2.2

MCI COMMUNICATIONS CORP.               2.1

3COM CORP.                             1.9

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
ROW: 1, COL: 1, VALUE: 58.3
ROW: 1, COL: 2, VALUE: 5.1
ROW: 1, COL: 3, VALUE: 5.1
ROW: 1, COL: 4, VALUE: 5.2
ROW: 1, COL: 5, VALUE: 10.4
ROW: 1, COL: 6, VALUE: 15.9






PREPACKAGED COMPUTER
SOFTWARE 15.9%
SEMICONDUCTORS 10.4%
MINI & MICRO COMPUTERS 5.2%
COMPUTER PERIPHERALS 5.1%
COMPUTER SERVICES 5.1%
ALL OTHERS 58.3%
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
TECHNOLOGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Adam Hetnarski, Portfolio Manager
of Fidelity Select
Technology Portfolio
Q. HOW DID THE FUND PERFORM, ADAM?
A. For the 12 months that ended February 28, 1998, the fund returned 24.92%, compared to the 35.01% return of the Standard & Poor's 500 Index.
Q. WHY DID THE FUND UNDERPERFORM THE S&P 500?
A. Mostly because of the difficult environment for technology stocks during the second half of the period. I became bearish - or somewhat pessimistic - about the steady-growing, larger-capitalization technology stocks toward the end of July. I felt their multiples - or price-to-earnings ratios (P/Es) - could not expand much further, especially after several companies began to report disappointing earnings but their multiples weren't reduced. This thought process led me to purchase shares of higher-growth companies - stocks of companies that have shown or are expected to show rapid earnings and revenue growth. By late October, financial turmoil in Southeast Asia and falling semiconductor prices forced the multiples of many technology stocks to contract rapidly. Unfortunately, the growth stocks were the hardest hit.
Q. LOOKING MORE CLOSELY, WHICH INDIVIDUAL HOLDINGS DETRACTED FROM THE FUND'S RETURN?
A. MicroProse, a software game company, was scheduled to merge with GT Interactive Software, but the merger fell through - sending MicroProse shares tumbling. On top of that, the company "took its eye off of the ball" during merger negotiations and, subsequently, its earnings numbers came in far below expectations. Altera, which was hurt by a slowdown in the semiconductor market, was another detractor. Finally, the fund lost out by not holding more shares of Cisco Systems, a large computer networking company, throughout the year. I felt that Cisco's products were becoming commodities and that its stock would be penalized as a result. That didn't happen. In fact, the company strengthened its market position and even expanded into the emerging market for voice-over-Internet transmission by making an acquisition at the end of the period.
Q. ON THE POSITIVE SIDE, WHICH INDIVIDUAL HOLDINGS HELPED PERFORMANCE?
A. Personal computer (PC) manufacturers racked up impressive gains through October 1997. One notable example was Dell Computer, whose stock doubled in the past 12 months on healthy consumer demand for PCs and the continued strength of the company's direct marketing program. Yahoo, an Internet services company, historically has enjoyed a seasonal boost in the fourth quarter, and that was the case this year as well. More businesses advertise on the Internet during the Christmas quarter and Yahoo derives all of its revenues from advertising. HBO & Co. was another contributor to performance. The company dominated its competitors by increasing sales of software and services to health care providers.
Q. MICROSOFT REPRESENTED 9.7% OF THE FUND AT THE END OF PERIOD. WHAT DID YOU FIND ATTRACTIVE ABOUT THIS STOCK, AND DID IT CONTRIBUTE TO PERFORMANCE?
A. Microsoft helped performance during the first half of the period and - to the fund's benefit - it remained fairly steady during the volatile environment we saw in the fourth quarter of 1997. I found the stock attractive during the period because of the company's plans to introduce two new operating systems in late 1998 or early 1999 - Windows 98 and NT 5.0. I felt the impending upgrade cycle at corporations boded well for future profits.
Q. WHAT'S YOUR OUTLOOK FOR THE TECHNOLOGY MARKET?
A. I expect more bad news as a result of the fallout from Asia - meaning U.S. technology exports may fall as Asian goods become cheaper. I also anticipate more earnings disappointments, which should continue to eat away at the multiples of many technology stocks. I believe that 1999 may be a better year for the technology market with the expected release of Microsoft's new operating systems. These new product introductions should drive the requirement for more powerful PCs and expanded bandwidth in the corporate environment.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: July 14, 1981
FUND NUMBER: 064
TRADING SYMBOL: FSPTX
SIZE: as of February 28, 1998, more than $691 million
MANAGER: Adam Hetnarski, since 1996; manager,
Fidelity Advisor Technology Fund, since 1996;
analyst, networking, electronics, CAD/CAM, and technology sectors, since 1994; structured equity analyst and portfolio manager, Fidelity
Management Trust Company, 1992-1994; joined
Fidelity in 1991
(checkmark)
TECHNOLOGY PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 85.9%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.0%
AIRCRAFT - 1.0%
Gulfstream Aerospace Corp. (a)  172,100 $ 6,970,050
AIR TRANSPORTATION - 1.1%
AIR TRANSPORT, MAJOR NATIONAL - 1.1%
Alaska Air Group, Inc. (a)  41,100  2,263,069
Southwest Airlines Co.   186,500  5,350,219
  7,613,288
APPLIANCE STORES - 0.9%
ELECTRIC APPLIANCES - WHOLESALE - 0.9%
Cellstar Corp. (a)  199,000  6,430,188
COMMUNICATIONS EQUIPMENT - 8.1%
DATACOMMUNICATIONS EQUIPMENT - 3.7%
Cisco Systems, Inc. (a)  98,950  6,518,331
IFR Systems, Inc.   134,200  2,717,550
Level One Communications, Inc. (a)  59,700  2,682,769
3Com Corp. (a)  359,400  12,848,550
Xircom, Inc. (a)  41,400  533,025
  25,300,225
TELEPHONE EQUIPMENT - 4.4%
Ascend Communications, Inc. (a)  234,700  8,786,581
DSC Communications Corp. (a)  112,400  2,205,850
DSP Communications, Inc. (a)  368,300  6,514,306
Nokia Corp. AB sponsored ADR  125,900  12,684,425
  30,191,162
TOTAL COMMUNICATIONS EQUIPMENT   55,491,387
COMPUTER SERVICES & SOFTWARE - 24.0%
CAD/CAM/CAE - 1.0%
Synopsys, Inc. (a)  189,356  6,615,625
COMPUTER & SOFTWARE STORES - 0.4%
Inacom Corp. (a)  60,300  1,974,825
MicroAge, Inc. (a)  75,500  972,063
  2,946,888
COMPUTER SERVICES - 5.1%
Computer Sciences Corp. (a)  38,100  3,988,594
Electronic Data Systems Corp.  192,200  8,420,763
Equifax, Inc.   99,300  3,568,594
HBO & Co.   296,984  16,074,259
PsiNet, Inc. (a)  66,800  515,613
Yahoo, Inc. (a)  28,800  2,107,800
  34,675,623
CUSTOM COMPUTER PROGRAMMING SERVICES - 0.1%
Keane, Inc. (a)  20,600  957,900
DATA PROCESSING - 1.2%
Affiliated Computer Services, Inc.
 Class A (a)  66,500  2,140,469
First Data Corp.   172,800  5,875,200
  8,015,669
ELECTRONIC INFORMATION RETRIEVAL - 0.3%
E Trade Group, Inc. (a)  80,500  2,153,375
PREPACKAGED COMPUTER SOFTWARE - 15.9%
Avant! Corp.   89,700  1,255,800
BMC Software, Inc. (a)  24,600  1,881,900
Broderbund Software, Inc. (a)  49,900  1,235,025
CBT Group PLC sponsored ADR  8,300  759,450
Cadence Design Systems, Inc. (a)  120,000  4,192,500
Computer Associates International, Inc.   68,800  3,242,200
Compuware Corp. (a)  122,500  5,160,313

 SHARES VALUE (NOTE 1)
Industrial-Matematik International
 Corp. (a)  24,800 $ 685,100
Intuit, Inc. (a)  33,000  1,534,500
i2 Technologies, Inc. (a)  6,500  367,656
Manugistics Group, Inc. (a)  68,000  2,711,500
Microsoft Corp. (a)  777,440  65,888,040
MicroProse, Inc. (a)  1,430,900  2,817,084
PeopleSoft, Inc. (a)  187,700  8,387,844
Platinum Technology, Inc. (a)  109,900  2,788,713
Remedy Corp. (a)  24,800  475,850
Siebel Systems, Inc. (a)  57,100  3,511,650
Systems Software Associates, Inc. (a)  107,400  798,788
USCS International, Inc. (a)  45,800  973,250
  108,667,163
TOTAL COMPUTER SERVICES & SOFTWARE   164,032,243
COMPUTERS & OFFICE EQUIPMENT - 16.6%
COMPUTER EQUIPMENT - WHOLESALE - 1.0%
Ingram Micro, Inc. Class A (a)  135,800  5,245,275
Tech Data Corp. (a)  40,000  1,860,000
  7,105,275
COMPUTER PERIPHERALS - 5.1%
Creative Technology Ltd. (a)  37,100  862,575
EMC Corp. (a)  283,400  10,840,050
Fore Systems, Inc. (a)  449,800  7,224,913
Madge NV (a)  113,500  737,750
SCI Systems, Inc. (a)  343,100  15,439,500
  35,104,788
COMPUTER STORAGE DEVICES - 2.5%
Quantum Corp. (a)  323,500  8,127,938
SanDisk Corp. (a)  29,700  755,494
Seagate Technology (a)  341,300  8,297,856
  17,181,288
COMPUTERS & OFFICE EQUIPMENT - 2.7%
Hewlett-Packard Co.   49,200  3,296,400
International Business Machines Corp.   144,200  15,059,888
  18,356,288
ELECTRONIC COMPUTERS - 0.1%
Gateway 2000, Inc. (a)  8,200  360,800
MINI & MICRO COMPUTERS - 5.2%
Apple Computer, Inc.   33,200  784,350
Compaq Computer Corp.   223,500  7,165,969
Dell Computer Corp. (a)  195,200  27,303,600
  35,253,919
TOTAL COMPUTERS & OFFICE EQUIPMENT   113,362,358
CONSUMER ELECTRONICS - 0.6%
RADIOS, TELEVISIONS, STEREOS - 0.6%
General Motors Corp. Class H  94,300  3,907,556
DRUGS & PHARMACEUTICALS - 3.9%
DRUGS - 3.9%
Barr Laboratories, Inc. (a)  61,800  2,101,200
Bristol-Myers Squibb Co.   18,700  1,873,506
Merck & Co., Inc.   150,900  19,249,181
Schering-Plough Corp.   41,400  3,148,988
  26,372,875
ELECTRICAL EQUIPMENT - 2.5%
ELECTRICAL MACHINERY - 0.8%
General Electric Co.   74,300  5,776,825
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ELECTRICAL EQUIPMENT - CONTINUED
TV & RADIO COMMUNICATION EQUIPMENT - 1.7%
Loral Space & Communications Ltd. (a)  450,400 $ 11,513,350
TOTAL ELECTRICAL EQUIPMENT   17,290,175
ELECTRONIC INSTRUMENTS - 2.5%
ELECTRONIC EQUIPMENT - 1.3%
Sawtek, Inc. (a)  57,100  1,463,188
Teradyne, Inc. (a)  153,000  7,219,688
  8,682,876
SEMICONDUCTOR CAPITAL EQUIPMENT - 1.2%
Applied Materials, Inc. (a)  4,100  150,931
KLA-Tencor Corp. (a)  30,300  1,398,534
Lam Research Corp. (a)  233,182  6,587,392
Novellus Systems, Inc. (a)  3,300  158,194
  8,295,051
TOTAL ELECTRONIC INSTRUMENTS   16,977,927
ELECTRONICS - 16.4%
CONNECTORS - 1.4%
AMP, Inc.   216,500  9,566,594
ELECTRONIC CAPACITORS - 0.3%
Maxwell Technologies, Inc. (a)  67,100  1,895,575
ELECTRONIC PARTS - WHOLESALE - 0.1%
Brightpoint, Inc. (a)  35,600  729,800
ELECTRONICS & ELECTRONIC COMPONENTS - 4.2%
Genesis Microchip, Inc.   800  10,550
Solectron Corp. (a)  599,200  28,986,300
  28,996,850
SEMICONDUCTORS - 10.4%
Altera Corp. (a)  69,700  3,005,813
Applied Micro Circuits Corp.   19,100  358,125
Integrated Device Technology, Inc. (a)  127,400  1,918,963
Intel Corp.   70,100  6,287,094
Linear Technology Corp.   127,100  9,627,825
Maxim Integrated Products, Inc. (a)  222,800  8,995,550
Microchip Technology, Inc. (a)  91,400  2,210,738
Micron Technology, Inc. (a)  562,100  18,654,694
Motorola, Inc.   86,300  4,811,225
RF Micro Devices, Inc.   28,900  428,081
Texas Instruments, Inc.   79,400  4,595,275
3D Labs, Inc. Ltd. (a)  65,200  1,776,700
VLSI Technology, Inc. (a)  78,500  1,516,031
Vitesse Semiconductor Corp. (a)  127,100  6,454,297
  70,640,411
TOTAL ELECTRONICS   111,829,230
INDUSTRIAL MACHINERY & EQUIPMENT - 1.9%
GENERAL INDUSTRIAL MACHINERY - 1.8%
Manitowoc Co., Inc.   73,700  2,906,544
Tyco International Ltd.  189,120  9,597,840
  12,504,384
SPECIAL INDUSTRIAL MACHINERY - 0.1%
ASM Lithography Holding NV (a)  3,800  354,825
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   12,859,209
LEASING & RENTAL - 0.0%
VIDEO TAPE RENTAL - 0.0%
Hollywood Entertainment Corp. (a)  2,700  29,700

 SHARES VALUE (NOTE 1)
LODGING & GAMING - 0.1%
HOTELS, MOTELS, & TOURIST COURTS - 0.1%
Sun International Hotels Ltd. Ord. (a)  9,500 $ 413,250
MEDICAL EQUIPMENT & SUPPLIES - 1.0%
MEDICAL TECHNOLOGY - 0.8%
Medtronic, Inc.   77,900  4,138,438
St. Jude Medical, Inc. (a)  42,200  1,540,300
  5,678,738
X-RAY ELECTRO-MEDICAL APPARATUS - 0.2%
Guidant Corp.   19,200  1,400,400
TOTAL MEDICAL EQUIPMENT & SUPPLIES   7,079,138
METALS & MINING - 0.7%
NONFERROUS WIRE - 0.7%
AFC Cable Systems, Inc. (a)  137,500  4,889,844
PUBLISHING - 0.3%
BOOK PUBLISHING & PRINTING - 0.3%
Cognizant Corp.   40,600  2,027,463
RETAIL & WHOLESALE, MISCELLANEOUS - 1.3%
BUILDING MATERIALS - RETAIL - 0.4%
Home Depot, Inc.   41,700  2,660,981
MAIL ORDER - 0.3%
Micro Warehouse, Inc. (a)  165,000  2,268,750
RETAIL, GENERAL - 0.6%
Staples, Inc. (a)  187,200  3,954,600
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   8,884,331
SERVICES - 0.9%
BUSINESS SERVICES - 0.3%
Robert Half International, Inc. (a)  37,400  1,692,350
MANAGEMENT CONSULTING SERVICES - 0.3%
Hagler Bailly, Inc.   89,400  2,201,475
PERSONAL SERVICES - 0.0%
Cendant Corp. (a)  8,300  311,240
PERSONNEL SUPPLY SERVICES - 0.3%
Computer Horizons Corp. (a)  34,300  1,790,031
TOTAL SERVICES   5,995,096
TELEPHONE SERVICES - 2.1%
MCI Communications Corp.   292,700  13,994,719
TOTAL COMMON STOCKS
 (Cost $505,333,018)   586,450,027
CONVERTIBLE BONDS - 0.3%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) (D) AMOUNT
ELECTRONIC INSTRUMENTS - 0.3%
SEMICONDUCTOR CAPITAL EQUIPMENT - 0.3%
Lam Research Corp. 5%, 9/1/02 (c)
 (Cost $2,752,200) B $ 2,640,000  2,237,400
CASH EQUIVALENTS - 13.8%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $93,924,174)   93,924,174  93,924,174
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $602,009,392)  $ 682,611,601
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,237,400 or 0.3% of net assets.
4. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $2,768,739,160 and $2,717,239,934, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $349,497 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the security lending program. At the period end, the value of securities loaned and the value of collateral amounted to $12,546,912 and $13,481,100, respectively (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $4,141,000. The weighted average interest rate was 5.9% (see Note 7 of Notes to Financial Statements).
Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Ciena Corp.  $ 3,855,911 $ 9,674,051 $ - $ -
Midway Games, Inc.    908,129  1,298,355  -  -
Quality Semiconductor, Inc.   132,825  32,056  -  -
Softdesk, Inc.   -  -  -  -
RF Micro Devices, Inc.   1,280,701  -  -  -
TOTALS  $ 6,177,566 $ 11,004,462 $ - $ -
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $606,664,414. Net unrealized appreciation aggregated $75,947,187, of which $90,672,248 related to appreciated investment securities and $14,725,061 related to depreciated investment securities.
The fund hereby designates approximately $10,489,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending February 28, 1999 approximately $49,633,000 of losses recognized during the period November 1, 1997 to February 28, 1998.
A total of 1% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
TECHNOLOGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                     $ 682,611,601
SECURITIES,
AT VALUE
(COST
$602,009
,392) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                         12,282,476
FOR
INVESTMENT
S SOLD

RECEIVABLE                         18,263,134
FOR FUND
SHARES
SOLD

DIVIDENDS                          118,857
RECEIVABLE

INTEREST                           397,138
RECEIVABLE

REDEMPTION                         2,458
FEES
RECEIVABLE

OTHER                              55,933
RECEIVABLE
S

 TOTAL                             713,731,597
ASSETS

LIABILITIES

PAYABLE FOR          $ 5,202,526
INVESTMENT
S
PURCHASED

PAYABLE FOR           2,360,302
FUND
SHARES
REDEEMED

ACCRUED               311,945
MANAGEM
ENT FEE

OTHER                 451,298
PAYABLES
AND
ACCRUED
EXPENSES

COLLATERAL ON         13,481,100
SECURITIES
LOANED,
AT VALUE

 TOTAL                             21,807,171
LIABILITIES

NET ASSETS                        $ 691,924,426

NET ASSETS
CONSIST OF:

PAID IN                           $ 643,663,845
CAPITAL

ACCUMULATED                        (32,341,339)
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                80,601,920
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                       $ 691,924,426
FOR
13,022,7
81
SHARES
OUTSTANDIN
G

NET ASSET                          $53.13
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($691,92
4,426 (DIVIDED BY)
13,022,7
81 SHARES)

MAXIMUM                            $54.77
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$53.13)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 1,095,932
INCOME
DIVIDENDS

INTEREST                     3,618,703
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$333,659
)

 TOTAL                       4,714,635
INCOME

EXPENSES

MANAGEMEN      $ 3,293,787
T FEE

TRANSFER        3,418,061
AGENT FEES

ACCOUNTING      545,316
AND
SECURITY
LENDING
FEES

NON-INTEREST    2,293
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       73,149
FEES AND
EXPENSES

REGISTRATION    202,472
FEES

AUDIT           40,605

LEGAL           16,364

INTEREST        676

MISCELLANEO     4,846
US

 TOTAL          7,597,569
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (412,589)    7,184,980
REDUCTIONS

NET                          (2,470,345)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     56,871,492
SECURITIES
(INCLUDING
 REALIZED
LOSS OF
$648,214

 ON SALES
OF
INVESTMENT
S IN
 AFFILIATED
ISSUERS)

 FOREIGN        (252)        56,871,240
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     69,437,637
SECURITIES

 ASSETS AND     (289)        69,437,348
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                     126,308,588
(LOSS)

NET INCREASE                $ 123,838,243
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 2,082,341
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 9,476
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 22,926
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 126,270
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 393,643
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                   18,010
N CREDITS

  TRANSFER                   936
AGENT
CREDITS

                            $ 412,589

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (2,470,345)   $ (3,324,717)
NET
INVESTMENT
INCOME
(LOSS)

 NET             56,871,240      119,114,979
REALIZED
GAIN (LOSS)

 CHANGE IN       69,437,348      (64,793,710)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             123,838,243     50,996,552
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS
TO
SHAREHOLD
ERS

 FROM NET        (112,130,367)   (30,475,050)
REALIZED
GAIN

 IN EXCESS       (29,870,994)    -
OF NET
REALIZED
GAIN

 TOTAL           (142,001,361)   (30,475,050)
DISTRIBUTIO
NS

SHARE            519,887,482     480,116,219
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       139,074,837     29,879,560
ENT OF
DISTRIBUTIO
NS

 COST OF         (428,139,579)   (536,349,238)
SHARES
REDEEMED

 NET             230,822,740     (26,353,459)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       820,601         1,250,125
N FEES

  TOTAL          213,480,223     (4,581,832)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       478,444,203     483,026,035
OF PERIOD

 END OF         $ 691,924,426   $ 478,444,203
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            9,533,953       8,803,236

 ISSUED IN       2,923,252       541,096
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (7,726,118)     (9,887,922)

 NET             4,731,087       (543,590)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 57.70    $ 54.67    $ 42.05    $ 41.83    $ 34.62
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.25)      (.39)      (.28)      (.39)      (.24) E
INVESTMENT
INCOME
(LOSS) C

 NET            11.29      6.95       20.83      1.95       11.04
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     11.04      6.56       20.55      1.56       10.80
INVESTMENT
OPERATIONS



LESS
DISTRIBUTIO
NS

 FROM NET       -          -          -          -          (.13)
INVESTMENT
INCOME

 FROM NET       (12.39)    (3.68)     (8.05)     (1.50)     (3.70)
REALIZED
GAIN

 IN EXCESS      (3.30)     -          -          -          -
OF NET
REALIZED
GAIN

 TOTAL          (15.69)    (3.68)     (8.05)     (1.50)     (3.83)
DISTRIBUTIO
NS

REDEMPTION      .08        .15        .12        .16        .24
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 53.13    $ 57.70    $ 54.67    $ 42.05    $ 41.83
VALUE, END
OF PERIOD

TOTAL           24.92%     12.64%     50.71%     4.61%      35.62%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 691,924  $ 478,444  $ 483,026  $ 229,761  $ 202,475
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.38%      1.49%      1.40%      1.57%      1.55%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.30% D    1.44% D    1.39% D    1.56% D    1.54% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.45)%     (.72)%     (.52)%     (.98)%     (.65)%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       556%       549%       112%       102%       213%
TURNOVER
RATE

AVERAGE        $ .0436    $ .0191
COMMISSIO
N RATE F




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET INVESTMENT
INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED INTO
 VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
E INVESTMENT INCOME (LOSS) PER SHARE REFLECTS DIVIDENDS
RECEIVED IN ARREARS WHICH AMOUNTED TO $.03 PER SHARE. F FOR FISCAL YEARS BEGINNING ON
 OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
 PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NATURAL GAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED            PAST 1  LIFE OF
FEBRUARY 28, 1998        YEAR    FUND

SELECT NATURAL GAS       8.74%   41.90%

SELECT NATURAL GAS       5.40%   37.56%
(LOAD ADJ.)

S&P 500                  35.01%  165.83%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on April 21, 1993. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED        PAST 1  LIFE OF
FEBRUARY 28, 1998    YEAR    FUND

SELECT NATURAL GAS   8.74%   7.47%

SELECT NATURAL GAS   5.40%   6.78%
(LOAD ADJ.)

S&P 500              35.01%  22.28%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19980228 19980306 101249 S00000000000001
             NATURAL GAS                 S&P 500
             00513                       SP001
  1993/04/21       9700.00                    10000.00
  1993/04/30       9515.70                     9926.17
  1993/05/31       9670.90                    10192.20
  1993/06/30       9952.20                    10221.75
  1993/07/31       9913.40                    10180.87
  1993/08/31      10767.00                    10566.72
  1993/09/30      10582.70                    10485.36
  1993/10/31      10010.40                    10702.40
  1993/11/30       9156.80                    10600.73
  1993/12/31       9209.91                    10729.00
  1994/01/31       9672.37                    11093.79
  1994/02/28       9327.98                    10793.14
  1994/03/31       8993.44                    10322.56
  1994/04/30       9692.05                    10454.69
  1994/05/31       9613.33                    10626.15
  1994/06/30       9662.53                    10365.81
  1994/07/31       9603.49                    10705.81
  1994/08/31       9288.63                    11144.75
  1994/09/30       9229.59                    10871.70
  1994/10/31       9554.30                    11116.31
  1994/11/30       8717.93                    10711.46
  1994/12/31       8580.06                    10870.31
  1995/01/31       8313.78                    11152.17
  1995/02/28       8856.20                    11586.77
  1995/03/31       9378.89                    11928.70
  1995/04/30       9536.79                    12280.00
  1995/05/31       9902.07                    12770.83
  1995/06/30       9665.13                    13067.50
  1995/07/31       9665.13                    13500.82
  1995/08/31       9951.43                    13534.70
  1995/09/30      10237.73                    14105.87
  1995/10/31       9793.47                    14055.51
  1995/11/30      10632.63                    14672.55
  1995/12/31      11187.09                    14955.14
  1996/01/31      11236.63                    15464.21
  1996/02/29      11256.45                    15607.57
  1996/03/31      11761.80                    15757.87
  1996/04/30      12587.74                    15990.14
  1996/05/31      12687.64                    16402.52
  1996/06/30      13356.99                    16465.02
  1996/07/31      12397.92                    15737.59
  1996/08/31      12867.47                    16069.50
  1996/09/30      13406.94                    16973.89
  1996/10/31      14376.00                    17442.03
  1996/11/30      15195.20                    18760.47
  1996/12/31      15026.99                    18388.83
  1997/01/31      14794.09                    19537.76
  1997/02/28      12657.51                    19690.94
  1997/03/31      12617.00                    18881.84
  1997/04/30      12431.17                    20009.08
  1997/05/31      13607.66                    21227.24
  1997/06/30      13097.50                    22178.22
  1997/07/31      13670.13                    23942.94
  1997/08/31      14721.67                    22601.65
  1997/09/30      15252.65                    23839.55
  1997/10/31      14825.79                    23043.31
  1997/11/30      13826.30                    24109.98
  1997/12/31      13815.88                    24523.95
  1998/01/31      13107.91                    24795.18
  1998/02/27      13756.33                    26583.41
IMATRL PRASUN   SHR__CHT 19980228 19980306 101250 R00000000000062
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Gas Portfolio on April 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $13,756 - a 37.56% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,583 - a 165.83% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                            % OF FUND'S
                            INVESTMENTS

BURLINGTON RESOURCES, INC.  5.9

COASTAL CORP. (THE)         5.3

ENRON OIL & GAS CO.         4.9

OCEAN ENERGY, INC.          4.9

WILLIAMS COMPANIES, INC.    4.7

ANADARKO PETROLEUM CORP.    4.6

VASTAR RESOURCES, INC.      4.0

ENRON CORP.                 4.0

MCN CORP.                   3.0

RIO ALTO EXPLORATION LTD.   2.9

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
CRUDE PETROLEUM & GAS 52.5%
GAS TRANSMISSION 12.0%
GAS DISTRIBUTION 8.1%
GAS TRANSMISSION &
DISTRIBUTION 7.2%
PETROLEUM REFINERS 6.5%
ALL OTHERS 13.7%
ROW: 1, COL: 1, VALUE: 13.7
ROW: 1, COL: 2, VALUE: 6.5
ROW: 1, COL: 3, VALUE: 7.2
ROW: 1, COL: 4, VALUE: 8.1
ROW: 1, COL: 5, VALUE: 12.0
ROW: 1, COL: 6, VALUE: 52.5
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
NATURAL GAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Victor Thay became Portfolio Manager of Fidelity Select Natural Gas Portfolio on December 1, 1997.
Q. HOW DID THE FUND PERFORM, VICTOR?
A. Performance was disappointing. For the 12 months that ended February 28, 1998, the fund returned 8.74%. The Standard & Poor's 500 Index returned 35.01% over the same period.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S SLUGGISH PERFORMANCE?
A. Weak demand, weather patterns and falling oil prices were key factors. A cool summer followed by a warm El Ni<UNDEF>o winter reduced demand for natural gas in the cooling and heating of homes. Historically, oil and gas prices have been closely correlated, so declining oil prices over the past six months also hurt many natural gas stocks, particularly those companies involved in exploration and production (E&P). In terms of the portfolio, the biggest detractor to performance relative to the index was an overweighting in E&P stocks. As I mentioned, mild weather resulted in weak demand for many E&P companies' products. Additionally, increases in service and drilling costs raised replacement costs. This drove down returns as well.
Q. WHAT TRIGGERED THE DOWNSLIDE IN OIL PRICES?
A. The main culprit was the economic disruption we saw in Asia during the period. Asia accounts for a considerable portion of the world's oil demand growth. When demand growth trailed off in that region because of economic problems, oil prices were negatively affected. One silver lining is that lower oil prices should present well-positioned companies a number of inexpensive yet attractive acquisition opportunities.
Q. HOW DID THE TURMOIL IN ASIA AFFECT THE FUND ITSELF?
A. Some individual positions suffered - particularly some of the E&P companies that were involved in energy projects in Thailand or Indonesia. One such position was Rutherford-Moran Oil Corp., an independent energy company with significant exposure to that region. Two others were Santa Fe Resources and Pogo Producing. While the overall portfolio had limited exposure to Southeast Asia, the subpar performance of these stocks played a negative role. The fund no longer owned Rutherford-Moran and Pogo Producing at the end of the period.
Q. CAN YOU HIGHLIGHT SOME OF THE CHANGES YOU'VE MADE SINCE TAKING OVER
THE FUND?
A. One decision I made was to emphasize long-life gas reserve companies in the E&P arena. These companies tend to be less susceptible to short-term commodity price swings. With commodity prices as volatile as they were, my hunch was that these types of companies would offer a degree of stability. I also increased the fund's holdings in local gas distribution companies and integrated pipelines, many of which have more domestically oriented business exposure. The fund's stake in MCN Corp. was an example of this strategy.
Q. WHICH STOCKS PERFORMED WELL? WHICH TURNED OUT TO BE DISAPPOINTING?
A. The fund's second-largest position at the end of the period - pipeline company Coastal Corp. - contributed positive gains. The company benefited from rapid production growth in its E&P division and the potential earnings power of its refineries. Exploration and production company Anadarko Petroleum also performed well. On the other side of the coin, Chesapeake Energy subtracted from performance. The company built its production up rapidly based on high success rates in the short reserve life of Austin Chalk - an exploration basin located in Texas and Louisiana. However, when success rates slipped and wells began to perform worse, the economics of the Chalk deteriorated and the stock fell. The fund no longer owned Chesapeake at the end of the period.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT FEW MONTHS?
A. In terms of the E&P sector, the big question will be gas demand since supply appears fairly static. Demand is a function of weather and the North American economy. For oil prices to recover, both Saudi Arabia and Venezuela need to agree to slash production. From a portfolio perspective, I may reduce the fund's weighting in local distribution companies. Increased merger and acquisition speculation in this area has resulted in high valuations.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: APRIL 21, 1993
FUND NUMBER: 513
TRADING SYMBOL: FSNGX
SIZE: AS OF FEBRUARY 28, 1998, MORE THAN
$59 MILLION
MANAGER: VICTOR THAY, SINCE DECEMBER 1997;
ANALYST, CANADIAN EQUITIES, 1995-1996; U.S.
AND CANADIAN EXPLORATION AND PRODUCTION
INDUSTRY, 1996-PRESENT; JOINED FIDELITY IN 1995
(CHECKMARK)
NATURAL GAS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 96.5%
 SHARES VALUE (NOTE 1)
AUTOS, TIRES, & ACCESSORIES - 1.3%
PETROLEUM - WHOLESALE - 1.3%
NGC Corp.   50,000 $ 774,997
ENERGY SERVICES - 3.4%
DRILLING - 3.4%
Diamond Offshore Drilling, Inc.   18,800  851,875
Noble Drilling Corp. (a)  40,600  1,152,025
  2,003,900
GAS - 27.3%
GAS DISTRIBUTION - 8.1%
Aquila Gas Pipeline Corp.   16,200  195,413
Atmos Energy Corp.   40,000  1,147,500
MCN Corp.   48,400  1,781,725
NUI Corp.   3,400  89,888
National Fuel Gas Co.   12,400  578,150
Pacific Enterprises  26,800  973,175
  4,765,851
GAS TRANSMISSION - 12.0%
Enron Corp.   50,000  2,350,000
Leviathan Gas Pipeline Partners LP unit  30,100  876,663
Nova Corp.  36,700  404,699
TransCanada PipeLines Ltd.   27,100  608,144
Williams Companies, Inc.   84,800  2,771,900
  7,011,406
GAS TRANSMISSION & DISTRIBUTION - 7.2%
Consolidated Natural Gas Co.   29,200  1,679,000
El Paso Natural Gas Co.  20,400  1,354,050
Equitable Resources, Inc.   23,900  752,850
Midcoast Energy Resources, Inc.   17,930  415,752
  4,201,652
TOTAL GAS   15,978,909
OIL & GAS - 64.5%
CRUDE PETROLEUM & GAS - 52.5%
Anadarko Petroleum Corp.   42,175  2,720,288
Apache Corp.   31,225  1,061,650
Brown (Tom), Inc.  35,900  711,269
Burlington Resources, Inc.   77,072  3,448,972
Cabot Oil & Gas Corp. Class A  47,900  1,005,900
Canadian Natural Resources Ltd.   32,900  658,578
Devon Energy Corp.   13,600  463,250
Enron Oil & Gas Co.   135,000  2,885,625
HS Resources, Inc. (a)  51,000  714,000
Louis Dreyfus Natural Gas Corp. (a)  40,000  722,500
Magnum Hunter Resources, Inc. (a)  60,000  285,000
Newfield Exploration Co. (a)  31,100  746,400
Nuevo Energy Corp. (a)  16,200  581,175
Ocean Energy, Inc. (a)  61,000  2,851,750
Oryx Energy Co. (a)  52,100  1,325,294
Paramount Resources Ltd.   59,400  615,382
Penn West Petroleum Ltd. (a)  36,700  411,143
Petrobras PN (Pfd. Reg.)  1,500,000  339,823
Plains Resources, Inc. (a)  30,000  474,375
Renaissance Energy Ltd. (a)  38,700  788,270
Rio Alto Exploration Ltd. (a)  160,000  1,685,689
St. Mary Land & Exploration Co.   10,000  362,500
Santa Fe Energy Resources, Inc.   51,300  573,919
Suncor, Inc.   7,500  275,241
Ulster Petroleums Ltd. (a)  181,900  1,609,791

 SHARES VALUE (NOTE 1)
Vastar Resources, Inc.   63,400 $ 2,357,688
Vintage Petroleum, Inc.   55,700  1,117,481
  30,792,953
OIL & GAS EXPLORATION - 5.5%
Anderson Exploration Ltd. (a)  62,900  742,209
Berkley Petroleum Corp. (a)  30,000  300,263
Denbury Resources, Inc. (a)  21,200  355,877
Phillips Petroleum Co.   17,000  833,000
USX-Marathon Group  28,400  981,575
  3,212,924
PETROLEUM REFINERS - 6.5%
Coastal Corp. (The)  48,700  3,098,538
Royal Dutch Petroleum Co.   11,400  619,163
Ultramar Diamond Shamrock Corp.   3,000  107,063
  3,824,764
TOTAL OIL & GAS   37,830,641
TOTAL COMMON STOCKS
 (Cost $54,027,252)   56,588,447
CASH EQUIVALENTS - 3.5%
Taxable Central Cash Fund (b)
 (Cost $2,041,362)  2,041,362  2,041,362
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $56,068,614)  $ 58,629,809
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $87,645,816 and $114,269,216, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $38,095 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $2,919,000. The weighted average interest rate was 6.0%. (see Note 7 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   83.9%
Canada   14.4
Netherlands   1.1
Others (individually less than 1%)   0.6
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $56,282,498. Net unrealized appreciation aggregated $2,347,311, of which $4,711,768 related to appreciated investment securities and $2,364,457 related to depreciated investment securities.
The fund hereby designates approximately $2,028,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 1999 of this percentage for use in preparing 1998 income tax returns.
NATURAL GAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                 $ 58,629,809
SECURITIES,
AT VALUE
(COST
$56,068,
614) -
SEE
ACCOMPAN
YING
SCHEDULE

RECEIVABLE                     1,590,224
FOR
INVESTMENT
S SOLD

RECEIVABLE                     160,783
FOR FUND
SHARES
SOLD

DIVIDENDS                      60,457
RECEIVABLE

INTEREST                       11,251
RECEIVABLE

REDEMPTION                     210
FEES
RECEIVABLE

 TOTAL                         60,452,734
ASSETS

LIABILITIES

PAYABLE FOR        $ 492,429
FUND
SHARES
REDEEMED

ACCRUED             29,524
MANAGEM
ENT FEE

OTHER               64,916
PAYABLES
AND
ACCRUED
EXPENSES

 TOTAL                         586,869
LIABILITIES

NET ASSETS                    $ 59,865,865

NET ASSETS
CONSIST OF:

PAID IN                       $ 57,216,079
CAPITAL

UNDISTRIBUTE                   297,648
D NET
INVESTMENT
INCOME

ACCUMULATED                    (209,057)
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                            2,561,195
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                   $ 59,865,865
FOR
4,529,09
7
SHARES
OUTSTANDIN
G

NET ASSET                      $13.22
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($59,865,
865 (DIVIDED BY)
4,529,09
7 SHARES)

MAXIMUM                        $13.63
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$13.22)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                 $ 761,498
INCOME
DIVIDENDS

INTEREST                    398,084

 TOTAL                      1,159,582
INCOME

EXPENSES

MANAGEMEN      $ 489,011
T FEE

TRANSFER        846,496
AGENT FEES

ACCOUNTING      82,484
FEES AND
EXPENSES

NON-INTEREST    356
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       19,428
FEES AND
EXPENSES

REGISTRATION    31,951
FEES

AUDIT           24,222

LEGAL           509

INTEREST        487

MISCELLANEO     1,861
US

 TOTAL          1,496,805
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (30,700)    1,466,105
REDUCTIONS

NET                         (306,523)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     1,118,644
SECURITIES

 FOREIGN        1,182       1,119,826
CURRENCY
TRANSACTIO
NS

CHANGE IN                   5,428,784
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
SECURITIES

NET GAIN                    6,548,610
(LOSS)

NET INCREASE               $ 6,242,087
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                      $ 288,000
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                     $ 1,145
CHARGES -
DEALERS'
PORTION

 DEFERRED                  $ 2,018
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                  $ 54,930
FEES
WITHHELD
BY FSC

 EXPENSE                   $ 30,700
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (306,523)     $ (514,205)
NET
INVESTMENT
INCOME
(LOSS)

 NET             1,119,826       7,806,794
REALIZED
GAIN (LOSS)

 CHANGE IN       5,428,784       (8,433,548)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             6,242,087       (1,140,959)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    -               (52,511)
TO
SHAREHOLDE
RS
FROM NET
INVESTMENT
INCOME

 FROM NET        (1,875,328)     (2,534,533)
REALIZED
GAIN

 IN EXCESS       (210,862)       -
OF NET
REALIZED
GAIN

 TOTAL           (2,086,190)     (2,587,044)
DISTRIBUTIO
NS

SHARE            108,990,438     455,349,313
TRANSACTION
S
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTME      2,046,549       2,542,586
NT OF
DISTRIBUTION
S

 COST OF         (137,149,165)   (434,506,274)
SHARES
REDEEMED

 NET             (26,112,178)    23,385,625
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       255,983         1,680,459
N FEES

  TOTAL          (21,700,298)    21,338,081
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       81,566,163      60,228,082
OF PERIOD

 END OF         $ 59,865,865    $ 81,566,163
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF
$297,64
8 AND
$168,81
4,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            8,021,019       33,713,794

 ISSUED IN       174,767         179,967
REINVESTME
NT OF
DISTRIBUTION
S

 REDEEMED        (10,189,472)    (32,674,374)

 NET             (1,993,686)     1,219,387
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEAR ENDED    APRIL 21, 1993
                                                          FEBRUARY 29,  FEBRUARY 28,  (COMMENCEMENT
                                                                                      OF OPERATIONS) TO
                                                                                      FEBRUARY 28,

SELECTED PER-SHARE DAT A  1998                      1997  1996          1995          1994


NET ASSET      $ 12.50   $ 11.36   $ 8.98    $ 9.48    $ 10.00
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.05)     (.06)     .05       .03       .02
INVESTMENT
INCOME
(LOSS)  D

 NET            1.06      1.30 F    2.36      (.53)     (.46)
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     1.01      1.24      2.41      (.50)     (.44)
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       -         (.01)     (.05)     (.02)     -
INVESTMENT
INCOME

 FROM NET       (.30)     (.29)     -         -         (.07)
REALIZED
GAIN

 IN EXCESS      (.03)     -         -         -         (.06)
OF NET
REALIZED
GAIN

 TOTAL          (.33)     (.30)     (.05)     (.02)     (.13)
DISTRIBUTIO
NS

REDEMPTION      .04       .20       .02       .02       .05
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 13.22   $ 12.50   $ 11.36   $ 8.98    $ 9.48
VALUE, END
OF PERIOD

TOTAL           8.74%     12.45%    27.10%    (5.06)%   (3.84)%
RETURN B, C

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 59,866  $ 81,566  $ 60,228  $ 79,894  $ 63,073
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.82%     1.70%     1.68%     1.70%     1.94% A
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.78% E   1.66% E   1.67% E   1.66% E   1.93% A, E
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.37)%    (.46)%    .46%      .30%      .17% A
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       118%      283%      79%       177%      44% A
TURNOVER
RATE

AVERAGE        $ .0285   $ .0361
COMMISSIO
N RATE G




A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES
TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND
 FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FMR OR
THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
 REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES
TO FINANCIAL STATEMENTS). F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND
 WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE
PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND. G FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE
ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON
WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
 FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


TELECOMMUNICATIONS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998               YEAR    YEARS    YEARS

SELECT TELECOMMUNICATIONS       46.52%  161.65%  520.86%

SELECT TELECOMMUNICATIONS       42.06%  153.73%  502.17%
(LOAD ADJ.)

S&P 500                         35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED              PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998          YEAR    YEARS   YEARS

SELECT TELECOMMUNICATIONS  46.52%  21.21%  20.03%

SELECT TELECOMMUNICATIONS  42.06%  20.47%  19.67%
(LOAD ADJ.)

S&P 500                    35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
             TELECOMMUNICATIONS          S&P 500
             00096                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9742.62                     9691.00
  1988/04/30      10059.26                     9798.57
  1988/05/31      10187.13                     9883.82
  1988/06/30      10716.89                    10337.48
  1988/07/31      10564.66                    10298.20
  1988/08/31      10174.95                     9948.06
  1988/09/30      10802.13                    10371.85
  1988/10/31      11021.34                    10660.19
  1988/11/30      11118.77                    10507.75
  1988/12/31      11498.29                    10691.63
  1989/01/31      12431.41                    11474.26
  1989/02/28      12480.52                    11188.55
  1989/03/31      12990.06                    11449.25
  1989/04/30      13972.29                    12043.46
  1989/05/31      15003.64                    12531.22
  1989/06/30      14637.10                    12459.79
  1989/07/31      15748.31                    13584.91
  1989/08/31      16124.89                    13851.18
  1989/09/30      16717.54                    13794.39
  1989/10/31      16124.89                    13474.36
  1989/11/30      16532.34                    13749.23
  1989/12/31      17348.82                    14079.22
  1990/01/31      15467.39                    13134.50
  1990/02/28      15409.80                    13303.94
  1990/03/31      15768.16                    13656.49
  1990/04/30      14840.25                    13315.08
  1990/05/31      16401.71                    14613.30
  1990/06/30      16075.33                    14513.93
  1990/07/31      15339.40                    14467.48
  1990/08/31      13553.96                    13159.62
  1990/09/30      12677.24                    12518.75
  1990/10/31      13118.80                    12464.92
  1990/11/30      13867.54                    13270.15
  1990/12/31      14504.21                    13640.39
  1991/01/31      15019.65                    14235.11
  1991/02/28      15522.05                    15252.92
  1991/03/31      15959.20                    15622.04
  1991/04/30      16298.48                    15659.53
  1991/05/31      16468.12                    16336.03
  1991/06/30      15783.03                    15587.84
  1991/07/31      16676.90                    16314.23
  1991/08/31      17172.77                    16700.88
  1991/09/30      17394.61                    16421.97
  1991/10/31      18079.69                    16642.03
  1991/11/30      17388.09                    15971.35
  1991/12/31      18979.01                    17798.47
  1992/01/31      19005.38                    17467.42
  1992/02/29      19242.70                    17694.50
  1992/03/31      18563.70                    17349.46
  1992/04/30      19262.47                    17859.53
  1992/05/31      19038.34                    17947.04
  1992/06/30      18596.19                    17679.63
  1992/07/31      19594.07                    18402.73
  1992/08/31      19362.77                    18025.47
  1992/09/30      19739.45                    18238.17
  1992/10/31      19937.71                    18302.01
  1992/11/30      20975.23                    18926.11
  1992/12/31      21886.23                    19158.90
  1993/01/31      21818.91                    19319.83
  1993/02/28      23017.23                    19582.58
  1993/03/31      23959.73                    19995.77
  1993/04/30      24010.28                    19511.88
  1993/05/31      24976.77                    20034.79
  1993/06/30      26053.71                    20092.89
  1993/07/31      26813.09                    20012.52
  1993/08/31      28835.81                    20771.00
  1993/09/30      29250.02                    20611.06
  1993/10/31      30092.24                    21037.71
  1993/11/30      27627.70                    20837.85
  1993/12/31      28389.86                    21089.99
  1994/01/31      28964.61                    21807.05
  1994/02/28      28057.11                    21216.08
  1994/03/31      27179.85                    20291.06
  1994/04/30      27664.98                    20550.78
  1994/05/31      27502.51                    20887.82
  1994/06/30      27479.30                    20376.06
  1994/07/31      29003.35                    21044.40
  1994/08/31      29846.61                    21907.22
  1994/09/30      29498.48                    21370.49
  1994/10/31      30906.48                    21851.33
  1994/11/30      29266.39                    21055.50
  1994/12/31      29616.05                    21367.76
  1995/01/31      30026.95                    21921.82
  1995/02/28      30295.61                    22776.12
  1995/03/31      30674.90                    23448.24
  1995/04/30      31628.28                    24138.79
  1995/05/31      32491.61                    25103.62
  1995/06/30      34056.88                    25686.77
  1995/07/31      36219.23                    26538.55
  1995/08/31      37292.33                    26605.16
  1995/09/30      38518.73                    27727.90
  1995/10/31      36905.04                    27628.91
  1995/11/30      37719.96                    28841.82
  1995/12/31      38399.02                    29397.31
  1996/01/31      38670.82                    30398.00
  1996/02/29      38110.25                    30679.78
  1996/03/31      37931.88                    30975.23
  1996/04/30      39702.86                    31431.81
  1996/05/31      40583.92                    32242.43
  1996/06/30      40996.92                    32365.28
  1996/07/31      37894.85                    30935.38
  1996/08/31      38684.13                    31587.81
  1996/09/30      39822.17                    33365.57
  1996/10/31      39032.88                    34285.79
  1996/11/30      40216.81                    36877.45
  1996/12/31      40472.45                    36146.91
  1997/01/31      40747.77                    38405.37
  1997/02/28      41101.75                    38706.47
  1997/03/31      37640.55                    37116.02
  1997/04/30      38818.18                    39331.84
  1997/05/31      44343.43                    41726.37
  1997/06/30      46787.88                    43595.71
  1997/07/31      47737.37                    47064.62
  1997/08/31      45404.04                    44428.06
  1997/09/30      51292.93                    46861.38
  1997/10/31      50050.50                    45296.21
  1997/11/30      52121.21                    47392.97
  1997/12/31      50925.63                    48206.71
  1998/01/31      55213.63                    48739.88
  1998/02/27      60217.00                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980318 102209 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Telecommunications Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $60,217 - a 502.17% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                     % OF FUND'S
                                     INVESTMENTS

WORLDCOM, INC.                       8.6

MCI COMMUNICATIONS CORP.             7.5

TEL-SAVE HOLDINGS, INC.              6.6

AT&T CORP.                           5.0

GLOBAL TELESYSTEMS GROUP, INC.       3.6

CISCO SYSTEMS, INC.                  3.5

LORAL SPACE & COMMUNICATIONS LTD.    3.4

ALCATEL ALSTHOM COMPAGNIE GENERALE   3.3
 D'ELECTRICITE SA

NEXTEL COMMUNICATIONS, INC. CLASS A  3.0

SUPERIOR TELECOM, INC.               2.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
ROW: 1, COL: 1, VALUE: 33.0
ROW: 1, COL: 2, VALUE: 3.9
ROW: 1, COL: 3, VALUE: 4.8
ROW: 1, COL: 4, VALUE: 4.9
ROW: 1, COL: 5, VALUE: 6.5
ROW: 1, COL: 6, VALUE: 46.9
ROW: 1, COL: 1, VALUE: 16.5
ROW: 1, COL: 2, VALUE: 3.4
ROW: 1, COL: 3, VALUE: 3.8
ROW: 1, COL: 4, VALUE: 6.2
ROW: 1, COL: 5, VALUE: 9.300000000000001
ROW: 1, COL: 6, VALUE: 60.8






TELEPHONE SERVICES 46.9%
DATACOMMUNICATIONS
EQUIPMENT 6.5%
TV & RADIO COMMUNICATION
EQUIPMENT 4.9%
CELLULAR & COMMUNICATION
SERVICES 4.8%
CABLE TV OPERATORS 3.9%
ALL OTHERS 33.0%
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
TELECOMMUNICATIONS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




Nick Thakore,
Portfolio Manager of
Fidelity Select Telecommunications Portfolio
Q. HOW DID THE FUND PERFORM, NICK?
A. For the 12 months that ended February 28, 1998, the fund had a total return of 46.52%, while the Standard & Poor's 500 Index returned 35.01%.
Q. WHAT FACTORS ENABLED THE FUND TO BEAT THE INDEX BY SUCH A WIDE
MARGIN?
A. Telecommunications stocks in general - and many of the fund's core holdings in particular - enjoyed a strong rally in the fourth quarter of 1997, benefiting from investors' preference for the stocks of companies perceived to have minimal exposure to earnings disruptions due to the Asian currency crisis. In contrast, the general market faltered in the fourth quarter after advancing sharply from April through the end of July. Moreover, deregulation has created a favorable business environment for telecommunications firms - especially newer companies, which tend to have more to gain and less to lose than established firms. This scenario certainly was reflected in the long-distance telephone service market, as the industry continued to consolidate, further solidifying the competitive position of one of the most dominant newcomers - and the fund's largest holding for much of the period - WorldCom. In addition, 1997 was a good year for competitive local exchange companies (CLECs) - low cost providers of phone services to small and medium-sized businesses. Many of them were able to increase their market share at the expense of the incumbent local service providers - the regional Bell operating companies (RBOCs).
Q. THE TELECOMMUNICATIONS SECTOR ALSO INCLUDES EQUIPMENT AND CELLULAR COMPANIES. WHAT WAS YOUR VIEW ON THOSE AREAS?
A. The fund owned some equipment companies, but I wasn't guided by any overriding themes there. I just looked for companies with compelling stories. With respect to cellular companies, I limited the fund's exposure because of my concerns about the extremely intense competition for that business.
Q. AT THE END OF THE PERIOD, THE FUND HAD APPROXIMATELY 15% OF ITS HOLDINGS IN CASH AND SHORT-TERM INVESTMENTS. WHY WAS THAT NUMBER SO HIGH?
A. The fund has performed well recently, attracting large cash inflows. I plan to be patient and invest the money gradually, as I see opportunities arise. Until the new cash reserves are fully invested, the fund will maintain a higher-than-normal cash level.
Q. WHAT STOCKS DID WELL FOR THE FUND DURING THE PERIOD?
A. WorldCom performed well. The company has grown its market share and reduced costs through internal growth and acquisitions, most notably MCI Communications. Tel-Save Holdings is another stock that helped the fund's performance. Investors were enthusiastic about the company's competitive position in light of its exclusive right to provide long-distance phone service through the popular America Online network. Brooks Fiber Properties also did well, benefiting from rapid growth and increased investor interest in the CLEC sector. McLeodUSA performed well based on the company's ability to rapidly gain market share from incumbents US WEST Communications and Ameritech.
Q. WHAT STOCKS WERE DISAPPOINTMENTS?
A. Motorola had a series of disappointing earnings announcements throughout the period. Since stock prices tend to follow earnings, Motorola stock struggled. APT Satellite Holdings was a victim of the instability in Asia. The company is based in Asia, as are most of its customers, and many investors were concerned about possible disruptions to the company's revenue stream. While the vast majority of the fund's holdings were stocks of U.S.- based companies, in some cases the added risk of a foreign investment seemed justified by the potential profitability. APT was one of those cases.
Q. WHAT'S YOUR OUTLOOK, NICK?
A. I believe that new entrants in the telecommunications sector will continue to have a big advantage over the incumbents - both because of their ability to grow more rapidly than the older, more established firms, and also because they are more likely to be acquired. Both of these scenarios bode well for a company's stock price. The theme of pursuing young, aggressive companies, more than any other, will characterize how I manage the fund's assets.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: JULY 29, 1985
FUND NUMBER: 096
TRADING SYMBOL: FSTCX
SIZE: AS OF FEBRUARY 28, 1998, MORE THAN
$643 MILLION
MANAGER: NICK THAKORE, SINCE 1996; MANAGER
FIDELITY UTILITIES FUND, FIDELITY ADVISOR UTILITIES
GROWTH FUND AND FIDELITY SELECT UTILITIES GROWTH
PORTFOLIO, SINCE AUGUST 1997; ANALYST, VARIOUS
INDUSTRIES, 1993-1996; JOINED FIDELITY IN 1993
(CHECKMARK)
TELECOMMUNICATIONS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 84.8%
 SHARES VALUE (NOTE 1)
BROADCASTING - 5.6%
CABLE TV OPERATORS - 3.9%
Alphanet Telecom, Inc. (a)  333,500 $ 3,982,090
Cable Michigan, Inc. (a)  26,275  643,738
Cox Communications, Inc. Class A (a)  162,200  6,254,838
RCN Corp.   118,900  6,985,375
Tele-Communications, Inc. (a):
 (TCI Group), Series A  157,500  4,577,344
 (TCI Ventures Group), Series A  352,200  5,437,088
  27,880,473
COMMUNICATIONS SERVICES, NEC - 1.7%
APT Satellite Holdings Ltd.
 sponsored ADR (a)  1,096,000  12,193,000
TOTAL BROADCASTING   40,073,473
CELLULAR - 4.8%
CELLULAR & COMMUNICATION SERVICES - 4.8%
Cellular Communications
 International, Inc. (a)  52,500  2,506,875
Mobile Telecommunications
 Technologies, Inc. (a)  105,000  2,362,500
Nextel Communications, Inc. Class A (a)  715,500  21,151,969
Teleglobe, Inc.   149,600  5,400,836
Vodafone Group PLC sponsored ADR  33,100  2,929,350
  34,351,530
COMMUNICATIONS EQUIPMENT - 9.4%
DATACOMMUNICATIONS EQUIPMENT - 6.5%
Cabletron Systems, Inc. (a)  77,700  1,204,350
Cisco Systems, Inc. (a)  378,900  24,960,038
Davox Corp. (a)  194,400  6,220,800
3Com Corp. (a)  385,100  13,767,325
  46,152,513
TELEPHONE EQUIPMENT - 2.9%
Advanced Fibre Communication, Inc. (a)   56,200  1,682,488
Dialogic Corp. (a)  68,700  2,979,863
Inter-Tel, Inc.   400  8,850
Lucent Technologies, Inc.   150,000  16,256,250
  20,927,451
TELEPHONE INTERCONNECT SYSTEMS - 0.0%
Intermedia Communications, Inc.   1,200  91,650
TOTAL COMMUNICATIONS EQUIPMENT   67,171,614
COMPUTER SERVICES & SOFTWARE - 2.1%
COMPUTER SERVICES - 1.0%
America Online, Inc. (a)  38,600  4,675,425
Concentric Network Corp.  137,100  1,987,950
Electric Lightwave, Inc. Class A (a)  48,600  722,925
  7,386,300
CAD/CAM/CAE - 1.1%
ICG Communications, Inc. (a)  223,400  7,511,825
TOTAL COMPUTER SERVICES & SOFTWARE   14,898,125
CONSTRUCTION - 0.1%
Kiewit Peter Son's, Inc. Class D  19,200  950,400
DEFENSE ELECTRONICS - 0.1%
DBA Systems, Inc. (a)  75,000  614,063

 SHARES VALUE (NOTE 1)
ELECTRICAL EQUIPMENT - 8.3%
ELECTRICAL MACHINERY - 3.4%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  183,080 $ 23,807,464
TV & RADIO COMMUNICATION EQUIPMENT - 4.9%
California Amplifier, Inc. (a)(c)  635,700  1,748,175
Globecomm Systems, Inc.   80,300  1,124,200
Loral Space & Communications Ltd. (a)  949,800  24,279,263
Titan Corp. (a)(c)  1,304,000  7,905,500
  35,057,138
TOTAL ELECTRICAL EQUIPMENT   58,864,602
ELECTRONICS - 3.8%
ELECTRONIC CAPACITORS - 0.6%
Maxwell Technologies, Inc. (a)  148,100  4,183,825
ELECTRONICS & ELECTRONIC COMPONENTS - 1.1%
Alpine Group, Inc. (a)  406,400  8,102,600
SEMICONDUCTORS - 2.1%
Intel Corp. warrants 3/14/98 (a)  14,900  1,020,650
Motorola, Inc.   245,700  13,697,775
  14,718,425
TOTAL ELECTRONICS   27,004,850
METALS & MINING - 2.4%
NONFERROUS ROLLING & DRAWING - 2.4%
Superior Telecom, Inc.   443,500  17,324,219
SERVICES - 0.2%
BUSINESS SERVICES - 0.2%
Sitel Corp. (a)  138,800  1,405,350
MANAGEMENT CONSULTING SERVICES - 0.0%
Hagler Bailly, Inc.   300  7,388
TOTAL SERVICES   1,412,738
PUBLISHING - 1.1%
GENERAL PUBLISHING - 1.1%
U S WEST Media Group (a)  231,000  7,435,313
TELEPHONE SERVICES - 46.9%
AT&T Corp.   585,200  35,624,050
Advanced Communications Group, Inc.   50,000  768,750
AMNEX, Inc. (a)  1,503,400  3,711,519
BCE, Inc.   403,200  14,301,387
BC Telecom, Inc.   88,000  2,982,265
Cincinnati Bell, Inc.   313,400  10,028,800
Commonwealth Telephone
 Enterprises, Inc. (a)  70,100  1,962,800
Compania Anonima Nacional Telefonos
 de Venezuela sponsored ADR  147,000  5,209,313
EXCEL Communications, Inc. (a)  575,119  12,113,444
France Telecom SA  3,500  169,584
GTE Corp.   284,000  15,371,500
Global Telesystems Group, Inc. (a)  695,000  25,454,375
ITC Deltacom, Inc.   600  16,200
LCI International, Inc.   49,900  1,646,700
MCI Communications Corp.   1,120,300  53,564,344
Maritime Telegraph &
 Telephone Co., Ltd.   18,400  467,835
McLeodUSA, Inc. Class A (a)  228,200  8,892,669
Newtel Enterprises Ltd.   33,200  817,320
NEXTLINK Communications, Inc.
 Class A (a)  400  12,050
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TELEPHONE SERVICES - CONTINUED
Qwest Communications
 International, Inc.   2,400 $ 84,300
STAR Telecommunications, Inc.   11,400  426,075
Startec Global Communications Corp.   1,900  47,144
Tel-Save Holdings, Inc. (a)  1,692,000  46,847,250
Telegroup, Inc.   245,000  4,287,500
Teleport Communications Group, Inc.
 Class A (a)  194,300  10,613,629
Telus Corp.   106,700  2,682,957
Viatel, Inc. (a)(c)  1,682,200  15,139,800
WorldCom, Inc. (a)  1,609,305  61,455,335
  334,698,895
TOTAL COMMON STOCKS
 (Cost $503,846,655)   604,799,822
CASH EQUIVALENTS - 15.2%
Taxable Central Cash Fund (b)
 (Cost $108,580,072) 108,580,072  108,580,072
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $612,426,727)  $ 713,379,894
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Affiliated company (see Note 10 of Notes to Financial Statements). OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $691,191,157and $621,374,405 respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $81,847 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, the value of securities loaned and the value of collateral amounted to $61,782,580 and $63,075,000 respectively (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and the average daily loan balances during the periods for which loans were outstanding amounted to $5,808,000 and $4,092,143, respectively. The weighted average interest rate paid was 5.9% (see Note 7 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   86.1%
Canada   4.3
Bermuda   3.4
France   3.4
Hong Kong   1.7
Others   1.1
TOTAL   100.0%
Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
California Amplifier, Inc.  $ 74,849 $ 916,275 $ - $ 1,748,175
Primus Telecommunications Group, Inc.   -  -  -  -
Titan Corp.   2,811,222  -  -  7,905,500
Viatel, Inc.   518,700  643,200  -  15,139,800
TOTALS  $ 3,404,771 $ 1,559,475 $ - $ 24,793,475
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $616,368,089. Net unrealized appreciation aggregated $97,011,805, of which $119,975,690 related to appreciated investment securities and $22,963,885 related to depreciated investment securities.
The fund hereby designates approximately $38,258,000 as a capital gain dividend for the purpose of the dividend paid deduction. TELECOMMUNICATIONS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                      $ 713,379,894
SECURITIES,
AT VALUE
(COST
$612,426
,727) -
SEE
ACCOMPAN
YING
SCHEDULE

CASH                                318,052

RECEIVABLE                          1,519,226
FOR
INVESTMENT
S SOLD

RECEIVABLE                          7,042,153
FOR FUND
SHARES
SOLD

DIVIDENDS                           288,566
RECEIVABLE

INTEREST                            361,416
RECEIVABLE

REDEMPTION                          4,950
FEES
RECEIVABLE

OTHER                               62,732
RECEIVABLE
S

 TOTAL                              722,976,989
ASSETS

LIABILITIES

PAYABLE FOR          $ 12,330,466
INVESTMENT
S
PURCHASED

PAYABLE FOR           3,350,673
FUND
SHARES
REDEEMED

ACCRUED               293,858
MANAGEM
ENT FEE

OTHER                 477,693
PAYABLES
AND
ACCRUED
EXPENSES

COLLATERAL ON         63,075,000
SECURITIES
LOANED,
AT VALUE

 TOTAL                              79,527,690
LIABILITIES

NET ASSETS                         $ 643,449,299

NET ASSETS
CONSIST OF:

PAID IN                            $ 503,574,138
CAPITAL

ACCUMULATED                         38,929,166
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                 100,945,995
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S
AND ASSETS
AND
LIABILITIES
IN
FOREIGN
CURRENCIES

NET ASSETS,                        $ 643,449,299
FOR
12,057,2
60
SHARES
OUTSTANDIN
G

NET ASSET                           $53.37
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($643,44
9,299 (DIVIDED BY)
12,057,2
60 SHARES)

MAXIMUM                             $55.02
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$53.37)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 2,100,755
INCOME
DIVIDENDS

INTEREST                     1,808,231
(INCLUDING
INCOME ON

SECURITIES
LOANED OF
$310,303
)

 TOTAL                       3,908,986
INCOME

EXPENSES

MANAGEMEN      $ 2,473,329
T FEE

TRANSFER        3,082,190
AGENT FEES

ACCOUNTING      421,436
AND
SECURITY
LENDING
FEES

NON-INTEREST    2,024
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       75,169
FEES AND
EXPENSES

REGISTRATION    100,361
FEES

AUDIT           33,604

LEGAL           3,370

INTEREST        4,667

MISCELLANEO     42,921
US

 TOTAL          6,239,071
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (121,889)    6,117,182
REDUCTIONS

NET                          (2,208,196)
INVESTMEN
T INCOME
(LOSS)

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     89,987,943
SECURITIES
(INCLUDING
 REALIZED
LOSS OF
$1,187,7
87 ON
 SALES OF
INVESTMENT
S IN
 AFFILIATED
ISSUERS)

 FOREIGN        (218,023)    89,769,920
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     75,637,328
SECURITIES

 ASSETS AND     (7,172)      75,630,156
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                     165,400,076
(LOSS)

NET INCREASE                $ 163,191,880
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 1,091,356
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 7,304
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 16,675
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 98,430
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 119,821
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                   2,068
N CREDITS

                            $ 121,889

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ (2,208,196)   $ 1,291,317
NET
INVESTMENT
INCOME
(LOSS)

 NET             89,769,920      45,424,681
REALIZED
GAIN (LOSS)

 CHANGE IN       75,630,156      (11,984,796)
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             163,191,880     34,731,202
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    -               (1,643,666)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (57,660,802)    (63,334,526)
REALIZED
GAIN

 TOTAL           (57,660,802)    (64,978,192)
DISTRIBUTIO
NS

SHARE            394,333,392     194,213,580
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       56,532,142      63,659,054
ENT OF
DISTRIBUTIO
NS

 COST OF         (302,046,680)   (307,709,801)
SHARES
REDEEMED

 NET             148,818,854     (49,837,167)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       564,136         319,443
N FEES

  TOTAL          254,914,068     (79,764,714)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       388,535,231     468,299,945
OF PERIOD

 END OF         $ 643,449,299   $ 388,535,231
PERIOD

OTHER
INFORMATION
SHARES

 SOLD            8,067,245       4,489,283

 ISSUED IN       1,266,807       1,575,164
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (6,572,964)     (7,203,986)

 NET             2,761,088       (1,139,539)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 41.80    $ 44.87     $ 38.34    $ 37.10    $ 34.19
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            (.25)      .12 F       .51        .29        .25
INVESTMENT
INCOME
(LOSS) C

 NET            18.20      2.92        9.15       2.54       7.00
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     17.95      3.04        9.66       2.83       7.25
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       -          (.16) G     (.39)      (.33)      (.20)
INVESTMENT
INCOME

 FROM NET       (6.44)     (5.98)  G   (2.75)     (1.27)     (4.18)
REALIZED
GAIN

 TOTAL          (6.44)     (6.14)      (3.14)     (1.60)     (4.38)
DISTRIBUTIO
NS

REDEMPTION      .06        .03         .01        .01        .04
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 53.37    $ 41.80     $ 44.87    $ 38.34    $ 37.10
VALUE, END
OF PERIOD

TOTAL           46.52%     7.85%       25.79%     7.98%      21.90%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 643,449  $ 388,535   $ 468,300  $ 369,476  $ 371,025
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.51%      1.51%       1.52%      1.56%      1.54%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.48% D    1.47% D     1.52%      1.55% D    1.53% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    (.53)%     .27%        1.17%      .77%       .64%
INVESTMENT
INCOME
(LOSS) TO
AVERAGE
NET ASSETS

PORTFOLIO       157%       175%        89%        107%       241%
TURNOVER
RATE

AVERAGE        $ .0065    $ .0321
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET INVESTMENT
 INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
 E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
 TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER. F INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL
 DIVIDEND WHICH AMOUNTED TO $.07 PER SHARE. G THE
AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.


UTILITIES GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                 PAST 1  PAST 5   PAST 10
FEBRUARY 28, 1998             YEAR    YEARS    YEARS

SELECT UTILITIES GROWTH       36.20%  108.01%  349.64%

SELECT UTILITIES GROWTH       32.04%  101.70%  336.09%
(LOAD ADJ.)

S&P 500                       35.01%  166.84%  422.55%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED            PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998        YEAR    YEARS   YEARS

SELECT UTILITIES GROWTH  36.20%  15.78%  16.22%

SELECT UTILITIES GROWTH  32.04%  15.06%  15.87%
(LOAD ADJ.)

S&P 500                  35.01%  21.69%  17.98%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. THE STOCK MARKET, FOR
EXAMPLE, HAS A HISTORY OF LONG-TERM GROWTH AND
SHORT-TERM VOLATILITY. UNLIKE THE BROADER MARKET,
HOWEVER, SOME SECTORS MAY NOT HAVE A HISTORY
OF GROWTH IN THE LONG RUN. AND, AS WITH ALL STOCK
FUNDS, THE SHARE PRICE AND RETURN OF A FUND THAT
INVESTS IN A SECTOR WILL VARY. THAT MEANS IF YOU
SELL YOUR SHARES DURING A SECTOR DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN IDENTIFY A
SECTOR THAT IS ABOUT TO EXPERIENCE RAPID GROWTH
YOU MAY HAVE THE POTENTIAL FOR ABOVE-AVERAGE
GAINS.
(CHECKMARK)
$10,000 OVER 10 YEARS
             Utilities Growth            S&P 500
             00065                       SP001
  1988/02/29       9700.00                    10000.00
  1988/03/31       9424.17                     9691.00
  1988/04/30       9450.99                     9798.57
  1988/05/31       9745.97                     9883.82
  1988/06/30      10002.65                    10337.48
  1988/07/31       9970.90                    10298.20
  1988/08/31       9955.13                     9948.06
  1988/09/30      10301.95                    10371.85
  1988/10/31      10518.71                    10660.19
  1988/11/30      10499.00                    10507.75
  1988/12/31      10479.82                    10691.63
  1989/01/31      10973.46                    11474.26
  1989/02/28      10904.68                    11188.55
  1989/03/31      11090.81                    11449.25
  1989/04/30      11661.33                    12043.46
  1989/05/31      12215.67                    12531.22
  1989/06/30      12524.22                    12459.79
  1989/07/31      13210.08                    13584.91
  1989/08/31      13268.27                    13851.18
  1989/09/30      13459.48                    13794.39
  1989/10/31      13397.13                    13474.36
  1989/11/30      13837.74                    13749.23
  1989/12/31      14569.33                    14079.22
  1990/01/31      13850.21                    13134.50
  1990/02/28      13825.27                    13303.94
  1990/03/31      13750.45                    13656.49
  1990/04/30      13176.82                    13315.08
  1990/05/31      13862.68                    14613.30
  1990/06/30      14026.96                    14513.93
  1990/07/31      14142.11                    14467.48
  1990/08/31      13365.91                    13159.62
  1990/09/30      13400.03                    12518.75
  1990/10/31      14086.67                    12464.92
  1990/11/30      14457.70                    13270.15
  1990/12/31      14650.12                    13640.39
  1991/01/31      14585.52                    14235.11
  1991/02/28      15214.25                    15252.92
  1991/03/31      15386.50                    15622.04
  1991/04/30      15317.60                    15659.53
  1991/05/31      15321.91                    16336.03
  1991/06/30      15136.05                    15587.84
  1991/07/31      15628.64                    16314.23
  1991/08/31      15986.89                    16700.88
  1991/09/30      16479.48                    16421.97
  1991/10/31      16707.87                    16642.03
  1991/11/30      16900.43                    15971.35
  1991/12/31      17730.75                    17798.47
  1992/01/31      17184.97                    17467.42
  1992/02/29      17059.03                    17694.50
  1992/03/31      16881.76                    17349.46
  1992/04/30      17343.58                    17859.53
  1992/05/31      17679.44                    17947.04
  1992/06/30      17883.96                    17679.63
  1992/07/31      18834.87                    18402.73
  1992/08/31      18825.22                    18025.47
  1992/09/30      18926.58                    18238.17
  1992/10/31      18921.76                    18302.01
  1992/11/30      19052.09                    18926.11
  1992/12/31      19608.85                    19158.90
  1993/01/31      19942.40                    19319.83
  1993/02/28      20968.33                    19582.58
  1993/03/31      21534.36                    19995.77
  1993/04/30      21416.66                    19511.88
  1993/05/31      21462.60                    20034.79
  1993/06/30      22284.35                    20092.89
  1993/07/31      22539.56                    20012.52
  1993/08/31      23519.54                    20771.00
  1993/09/30      23519.54                    20611.06
  1993/10/31      23279.65                    21037.71
  1993/11/30      22141.44                    20837.85
  1993/12/31      22068.72                    21089.99
  1994/01/31      22520.90                    21807.05
  1994/02/28      21499.09                    21216.08
  1994/03/31      20723.93                    20291.06
  1994/04/30      21320.07                    20550.78
  1994/05/31      20894.39                    20887.82
  1994/06/30      20828.44                    20376.06
  1994/07/31      21427.99                    21044.40
  1994/08/31      21344.05                    21907.22
  1994/09/30      20798.46                    21370.49
  1994/10/31      21062.26                    21851.33
  1994/11/30      20300.83                    21055.50
  1994/12/31      20433.28                    21367.76
  1995/01/31      21267.16                    21921.82
  1995/02/28      21545.12                    22776.12
  1995/03/31      21631.60                    23448.24
  1995/04/30      22385.63                    24138.79
  1995/05/31      22732.02                    25103.62
  1995/06/30      22954.70                    25686.77
  1995/07/31      23573.26                    26538.55
  1995/08/31      24173.26                    26605.16
  1995/09/30      25323.78                    27727.90
  1995/10/31      25571.20                    27628.91
  1995/11/30      26134.09                    28841.82
  1995/12/31      27460.17                    29397.31
  1996/01/31      27749.96                    30398.00
  1996/02/29      27107.39                    30679.78
  1996/03/31      26868.01                    30975.23
  1996/04/30      27952.83                    31431.81
  1996/05/31      27973.06                    32242.43
  1996/06/30      28404.66                    32365.28
  1996/07/31      27163.81                    30935.38
  1996/08/31      27170.55                    31587.81
  1996/09/30      27662.85                    33365.57
  1996/10/31      28822.77                    34285.79
  1996/11/30      30178.27                    36877.45
  1996/12/31      30581.27                    36146.91
  1997/01/31      31500.80                    38405.37
  1997/02/28      32023.26                    38706.47
  1997/03/31      30323.52                    37116.02
  1997/04/30      31408.83                    39331.84
  1997/05/31      33473.70                    41726.37
  1997/06/30      34495.42                    43595.71
  1997/07/31      35317.08                    47064.62
  1997/08/31      33730.92                    44428.06
  1997/09/30      36703.18                    46861.38
  1997/10/31      36803.21                    45296.21
  1997/11/30      39032.41                    47392.97
  1997/12/31      39849.12                    48206.71
  1998/01/31      41389.93                    48739.88
  1998/02/27      43609.00                    52255.00
IMATRL PRASUN   SHR__CHT 19980228 19980318 102229 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Utilities Growth Portfolio on February 29, 1988, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1998, the value of the investment would have grown to $43,609 - a 336.09% increase on the initial investment, and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $52,255 - a 422.55% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1998
                                             % OF FUND'S
                                             INVESTMENTS

WORLDCOM, INC.                               10.3

MCI COMMUNICATIONS CORP.                     7.6

AT&T CORP.                                   6.9

TEL-SAVE HOLDINGS, INC.                      5.8

U.S. WEST COMMUNICATIONS GROUP               3.7

COASTAL CORP.                                3.3

TELEPORT COMMUNICATIONS GROUP, INC. CLASS A  2.9

AMERITECH CORP.                              2.7

EXCEL COMMUNICATIONS, INC.                   2.3

DUKE ENERGY CORP.                            1.9

TOP INDUSTRIES AS OF FEBRUARY 28, 1998
 TELEPHONE SERVICES 56.7%
 ELECTRIC POWER 6.9%
 ELECTRIC & OTHER SERVICES 5.2%
 PETROLEUM REFINERS 3.3%
 GAS DISTRIBUTION 3.0%
 ALL OTHERS 24.9%






ROW: 1, COL: 1, VALUE: 24.9
ROW: 1, COL: 2, VALUE: 3.0
ROW: 1, COL: 3, VALUE: 3.3
ROW: 1, COL: 4, VALUE: 5.2
ROW: 1, COL: 5, VALUE: 6.9
ROW: 1, COL: 6, VALUE: 56.7
*
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
UTILITIES GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Nick Thakore,
Portfolio Manager
of Fidelity Select
Utilities Growth Portfolio
Q. HOW DID THE FUND PERFORM, NICK?
A. For the 12 months that ended February 28, 1998, the fund had a total return of 36.20%, while the Standard & Poor's 500 Index returned 35.01%.
Q. WHAT CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?
A. Utility stocks - including many of the telephone utility stocks that form the fund's core holdings - were strong in the fourth quarter of 1997. They benefited from a "flight to quality," as investors preferred the stocks of companies perceived to have minimal exposure to earnings disruptions stemming from the Asian currency crisis. However, the overall market, as reflected by the S&P 500, also advanced sharply over the period. Thus, the fund's performance was about in line with that of the overall market.
Q. WHAT OTHER FACTORS MADE TELEPHONE UTILITIES ATTRACTIVE TO
INVESTORS?
A. Deregulation has created many opportunities both for established telephone utility companies and especially for a number of relative newcomers who are claiming increasingly larger shares of the long-distance telephone service market. Looking ahead, once the regulatory issues are sorted out, many of these companies will be in a position to offer their customers integrated packages of long-distance, local and cellular phone service. Investors have responded to the potential growth in earnings that these changes might bring, as well as the healthy earnings trends already in place at many companies.
Q. YOU CUT BACK THE FUND'S POSITION IN GAS UTILITIES FROM ALMOST 20% SIX MONTHS AGO TO ABOUT 7% AT THE END OF THE PERIOD. CAN YOU EXPLAIN WHY?
A. I was not confident about the near-term direction of natural gas prices and felt that there were more compelling opportunities in the telephone utility sector, so I shifted some of the fund's assets from gas utility stocks to telephone utility shares.
Q. ON THE OTHER HAND, THE FUND'S HOLDINGS OF ELECTRIC UTILITIES REMAINED ROUGHLY UNCHANGED FROM WHAT THEY WERE SIX MONTHS AGO . . .
A. Electric utility stocks benefited from the flight to quality I mentioned earlier. Furthermore, the sector strengthened in sympathy with the bond market, which advanced sharply in the fourth quarter as long-term interest rates accelerated their decline. While all utility stocks are sensitive to interest rates, electric utilities tend to be even more so, and they responded well to this development. However, both of these beneficial influences may be relatively short-term in nature. I have not seen evidence that would justify any major change in the fund's holdings of electric utilities.
Q. WHAT STOCKS DID WELL FOR THE FUND?
A. WorldCom - the fund's largest position at 10.3% of investments - performed extremely well. The company grew its market share and reduced costs through internal growth and acquisitions, most notably MCI Communications. U.S. WEST Communications - the fund's number five holding - is a regional Bell operating company (RBOC) that benefited from a vigorous fourth-quarter rally in the stocks of local telephone service providers. Another stock in the top 10 that helped the fund's performance was AT&T, which was helped by improved earnings trends and investors' confidence in the abilities of the company's new CEO.
Q. WHICH OF THE FUND'S HOLDINGS PROVED TO BE DISAPPOINTMENTS?
A. The fund's relatively large position in Bell Canada International, combined with the stock's lackluster performance, proved to be a drag on performance. Bell Canada suffered along with its subsidiary, Northern Telecom, which was part of a generally weak telecommunications equipment group. In addition, EXCEL Communications posted earnings that were short of Wall Street's expectations, primarily because of higher-than-expected marketing costs. The stock suffered as a result.
Q. WHAT'S YOUR OUTLOOK, NICK?
A. I don't foresee much change for the fund's positioning. I will continue to emphasize telephone utility stocks because, based on current and projected price-to-earnings multiples, I think they offer better growth potential than the shares of electric and gas companies. Within the telephone utility group, I will maintain my strategy of favoring newer companies over established ones because of the newcomers' greater potential for growth in earnings and share prices. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: DECEMBER 10, 1981
FUND NUMBER: 065
TRADING SYMBOL: FSUTX
SIZE: AS OF FEBRUARY 28, 1998, MORE THAN
$401 MILLION
MANAGER: NICK THAKORE, SINCE AUGUST 1997;
MANAGER FIDELITY SELECT TELECOMMUNICATIONS
PORTFOLIO, SINCE 1996; FIDELITY UTILITIES FUND
AND FIDELITY ADVISOR UTILITIES GROWTH FUND,
SINCE AUGUST 1997; ANALYST, VARIOUS INDUSTRIES,
1993-1996; JOINED FIDELITY IN 1993
(CHECKMARK)
UTILITIES GROWTH PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 88.4%
 SHARES VALUE (NOTE 1)
BROADCASTING - 0.4%
CABLE TV OPERATORS - 0.4%
Tele-Communications, Inc. (a):
 (TCI Group), Series A  2,736 $ 79,516
 (TCI Ventures Group), Series A  103,128  1,592,026
TCI Satellite Entertainment, Inc.
 Class A (a)  450  3,009
  1,674,551
CELLULAR - 1.0%
CELLULAR & COMMUNICATION SERVICES - 1.0%
AirTouch Communications, Inc. (a)  12,300  552,731
Cellnet Data Systems, Inc. (a)  23,700  207,375
Teleglobe, Inc.   50,000  1,805,092
Telephone & Data Systems, Inc.   7,743  337,304
Vodafone Group PLC sponsored ADR  14,400  1,274,400
  4,176,902
COAL - 0.3%
MAPCO, Inc.   21,500  1,156,969
COMMUNICATIONS EQUIPMENT - 1.5%
TELEPHONE EQUIPMENT - 1.3%
Lucent Technologies, Inc.   52,456  5,684,919
TELEPHONE INTERCONNECTING SYSTEMS - 0.2%
Intermedia Communications, Inc. (a)  11,300  863,038
TOTAL COMMUNICATIONS EQUIPMENT   6,547,957
COMPUTER SERVICES & SOFTWARE - 1.6%
COMPUTER SERVICES - 0.2%
Electric Lightwave, Inc. Class A (a)  50,000  743,750
CAD/CAM/CAE - 1.3%
ICG Communications, Inc. (a)  174,200  5,857,475
DATA PROCESSING - 0.1%
NCR Corp. (a)  10,156  318,645
TOTAL COMPUTER SERVICES & SOFTWARE   6,919,870
ELECTRIC UTILITY - 12.8%
COMBINATION UTILITIES, NEC - 0.7%
Citizens Utilities Co. Class B  307,364  2,881,538
ELECTRIC & OTHER SERVICES - 5.2%
CMS Energy Corp.   41,700  1,845,225
Consolidated Edison, Inc.   140,900  5,988,250
DPL, Inc.   47,400  862,088
Enova Corp.   26,900  685,950
Hidroelectrica de Cantabrico SA  10,150  433,727
IES Industries, Inc.   9,600  347,400
LG&E Energy Corp.   8,300  198,681
Montana Power Co.   85,800  2,745,600
NIPSCO Industries, Inc.   50,000  1,284,375
New York State Electric & Gas Corp.   112,700  4,233,294
PECO Energy Co.   30,000  592,500
PacifiCorp.   42,500  1,027,969
Public Service Co. of New Mexico  30,600  713,363
Rochester Gas & Electric Corp.   38,400  1,197,600
Sierra Pacific Resources  5,100  182,963
Utilicorp United, Inc.   3,951  142,236
WPL Holdings, Inc.   900  28,688
  22,509,909
ELECTRIC POWER - 6.9%
AES Corp. (a)  41,398  1,821,512
American Electric Power Co., Inc. (a)  46,500  2,232,000
Baycorp Holdings Ltd. (a)  1,629  10,487

 SHARES VALUE (NOTE 1)
Boston Edison Co.   53,100 $ 2,060,944
Central & South West Corp.   38,000  1,018,875
Central Louisiana Electric Co., Inc.   35,806  1,163,695
CESC Ltd. GDR (c)  32,600  8,150
Compania Energertica Minas Gerais  21,007,000  901,629
DQE, Inc.   28,050  930,909
Duke Energy Corp.   144,008  8,001,445
Entergy Corp.  7,700  222,819
GPU, Inc.   97,300  3,910,244
Houston Industries, Inc.   9,636  249,332
Kansas City Power & Light Co.   8,100  244,013
Korea Electric Power Corp.
 sponsored ADR  19,000  203,063
New England Electric System  39,400  1,659,725
Pinnacle West Capital Corp.   64,200  2,620,163
Southern Co.   19,000  469,063
TECO Energy, Inc.   6,600  173,663
Texas Utilities Co.   39,757  1,607,674
United Illuminating Co.   7,600  350,075
  29,859,480
TOTAL ELECTRIC UTILITY   55,250,927
ELECTRICAL EQUIPMENT - 1.8%
ELECTRICAL MACHINERY - 1.8%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  59,000  7,672,276
GAS - 6.7%
GAS & OTHER SERVICES - 0.6%
MDU Resources Group, Inc.   49,300  1,525,219
UGI Corp.  30,751  880,247
Western Resources, Inc.   6,200  254,200
  2,659,666
GAS DISTRIBUTION - 3.0%
Eastern Enterprises Co.   65,500  2,902,469
Energen Corp.   16,000  621,000
K N Energy, Inc.   48,500  2,518,969
MCN Energy Group, Inc.   91,200  3,357,300
National Fuel Gas Co.   7,400  345,025
NICOR, Inc.   8,000  329,000
Pacific Enterprises  63,300  2,298,581
Peoples Energy Corp.   9,200  332,350
WICOR, Inc.   5,600  267,750
  12,972,444
GAS TRANSMISSION - 1.3%
Enron Corp.   62,696  2,946,712
Williams Companies, Inc.   74,068  2,421,098
  5,367,810
GAS TRANSMISSION & DISTRIBUTION - 1.8%
Columbia Gas System, Inc. (a)  32,500  2,480,156
Consolidated Natural Gas Co.   13,000  747,500
Equitable Resources, Inc.   8,750  275,625
ONEOK, Inc.   14,483  506,905
Questar Corp.   87,300  3,710,250
  7,720,436
TOTAL GAS   28,720,356
HOLDING COMPANIES - 0.3%
HOLDING COMPANY OFFICES, NEC - 0.3%
CINergy Corp.   42,206  1,469,296
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDEPENDENT POWER - 0.0%
STEAM SUPPLY - 0.0%
Bonneville Pacific Corp. (a)  10,700 $ 14,713
OIL & GAS - 3.9%
CRUDE PETROLEUM & GAS - 0.6%
EEX Corp. (a)  264,962  2,268,737
Nuevo Energy Corp. (a)  800  28,700
Occidental Petroleum Corp.   11,500  293,969
  2,591,406
PETROLEUM REFINERS - 3.3%
Coastal Corp. (The)  223,300  14,207,463
TOTAL OIL & GAS   16,798,869
PUBLISHING - 1.4%
GENERAL PUBLISHING - 1.4%
U.S. WEST Media Group (a)  192,359  6,191,555
TELEPHONE SERVICES - 56.7%
ACC Corp. (a)  1,000  50,000
AT&T Corp.   490,500  29,859,188
Advanced Communications Group, Inc.   50,000  768,750
ALLTEL Corp.   7,000  319,813
American Communication
 Services, Inc. (a)  2,100  29,400
Ameritech Corp.  283,800  11,830,913
AMNEX, Inc. (a)  1,121,700  2,769,197
BCE, Inc.   206,359  7,319,494
BC Telecom, Inc.   9,300  315,171
BellSouth Corp.   43,600  2,659,600
Cincinnati Bell, Inc.   201,500  6,448,000
Compania Anonima Nacional Telefonos
 de Venezuela sponsored ADR  200,000  7,087,500
EXCEL Communications, Inc. (a)  477,700  10,061,556
France Telecom SA  2,000  96,905
Frontier Corp.   800  22,150
GST Telecommunications, Inc. (a)  64,800  926,640
GTE Corp.   43,600  2,359,850
ITC Deltacom, Inc.   300  8,100
LCI International, Inc.   31,800  1,049,400
MCI Communications Corp.   683,100  32,660,719
Maritime Telegraph & Telephone
 Co., Ltd.   19,000  483,090
McLeodUSA, Inc. Class A (a)  191,500  7,462,516
Newtel Enterprises Ltd.   6,400  157,556
NEXTLINK Communications, Inc. Class A  200  6,025
SBC Communications, Inc.   25,000  1,890,625
Tel-Save Holdings, Inc. (a)  897,300  24,843,994
Telebras sponsored ADR  43,000  5,264,813
Telefonos de Mexico SA sponsored ADR
 representing Ord. Class L shares  44,900  2,275,869
Teleport Communications Group, Inc.
 Class A (a)  225,000  12,290,625
Telus Corp.   100,000  2,514,486
Telecom Italia Mobile Spa  700,000  3,223,818
U.S. WEST Communications Group  304,159  15,835,278
Winstar Communications, Inc. (a)  164,200  6,906,663
WorldCom, Inc. (a)  1,159,295  44,270,578
  244,068,282
TOTAL COMMON STOCKS
 (Cost $297,704,407)   380,662,523
CONVERTIBLE PREFERRED STOCKS - 0.4%
 SHARES VALUE (NOTE 1)
ELECTRIC UTILITY - 0.4%
COMBINATION UTILITIES, NEC - 0.4%
Citizens Utilities Trust $2.50 EPPICS
 (Cost $1,620,000)  32,400 $ 1,539,000
CASH EQUIVALENTS - 11.2%
Taxable Central Cash Fund (b)
 (Cost $48,264,834)  48,264,834  48,264,834
TOTAL INVESTMENT IN SECURITIES - 100.0%
 (Cost $347,589,241)  $ 430,466,357
SECURITY TYPE ABBREVIATIONS
EPPICS - Equity Providing Preferred Income Convertible Securities
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,150 or 0.0% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $244,558,499 and $202,897,481 respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $31,628 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the securities lending program. At the period end, the value of securities loaned and the value of collateral amounted to $18,064,729 and $18,602,800, respectively (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the aggregate cost of investment securities for income tax purposes was $347,631,395. Net unrealized appreciation aggregated $82,834,962 of which $86,040,940 related to appreciated investment securities and $3,205,978 related to depreciated investment securities.
The fund hereby designates approximately $40,954,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 50% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
A total of 0.83% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
UTILITIES GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                      $ 430,466,357
SECURITIES,
AT VALUE
(COST
$347,589
,241) -
SEE
ACCOMPAN
YING
SCHEDULE

CASH                                337,878

RECEIVABLE                          1,391,294
FOR
INVESTMENT
S SOLD

RECEIVABLE                          1,149,490
FOR FUND
SHARES
SOLD

DIVIDENDS                           358,475
RECEIVABLE

INTEREST                            247,921
RECEIVABLE

REDEMPTION                          531
FEES
RECEIVABLE

 TOTAL                              433,951,946
ASSETS

LIABILITIES

PAYABLE FOR          $ 11,000,532
INVESTMENT
S
PURCHASED

PAYABLE FOR           1,962,474
FUND
SHARES
REDEEMED

ACCRUED               198,953
MANAGEM
ENT FEE

OTHER                 259,960
PAYABLES
AND
ACCRUED
EXPENSES

COLLATERAL ON         18,602,800
SECURITIES
LOANED,
AT VALUE

 TOTAL                              32,024,719
LIABILITIES

NET ASSETS                         $ 401,927,227

NET ASSETS
CONSIST OF:

PAID IN                            $ 304,047,254
CAPITAL

UNDISTRIBUTE                        677,487
D NET
INVESTMENT
INCOME

ACCUMULATED                         14,325,370
UNDISTRIBUT
ED NET
REALIZED
GAIN (LOSS)
ON
INVESTMENT
S AND
FOREIGN
CURRENCY
TRANSACTIO
NS

NET                                 82,877,116
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON
INVESTMENT
S

NET ASSETS,                        $ 401,927,227
FOR
7,513,27
9 SHARES
OUTSTANDIN
G

NET ASSET                           $53.50
VALUE AND
REDEMPTIO
N PRICE
PER SHARE
($401,92
7,227 (DIVIDED BY)
7,513,27
9 SHARES)

MAXIMUM                             $55.15
OFFERING
PRICE PER
SHARE
(100/97.
00 OF
$53.50)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INVESTMENT                  $ 5,421,489
INCOME
DIVIDENDS

INTEREST                     1,186,244
(INCLUDING
INCOME ON
SECURITIES
LOANED OF
$48,060)

 TOTAL                       6,607,733
INCOME

EXPENSES

MANAGEMEN      $ 1,639,699
T FEE

TRANSFER        1,573,271
AGENT FEES

ACCOUNTING      277,270
AND
SECURITY
LENDING
FEES

NON-INTEREST    1,594
ED
TRUSTEES'
COMPENSAT
ION

CUSTODIAN       22,417
FEES AND
EXPENSES

REGISTRATION    83,884
FEES

AUDIT           28,737

LEGAL           1,288

MISCELLANEO     5,455
US

 TOTAL          3,633,615
EXPENSES
BEFORE
REDUCTIONS

 EXPENSE        (66,340)     3,567,275
REDUCTIONS

NET                          3,040,458
INVESTMEN
T INCOME

REALIZED
AND
UNREALIZED
GAIN (LOSS)
NET REALIZED
GAIN (LOSS)
ON:

 INVESTMENT     52,866,613
SECURITIES

 FOREIGN        (30,750)     52,835,863
CURRENCY
TRANSACTIO
NS

CHANGE IN
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON) ON:

 INVESTMENT     34,220,516
SECURITIES

 ASSETS AND     36           34,220,552
LIABILITIES
IN
 FOREIGN
CURRENCIES

NET GAIN                     87,056,415
(LOSS)

NET INCREASE                $ 90,096,873
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

OTHER                       $ 629,220
INFORMATIO
N
SALES
CHARGES
PAID TO
FDC

 SALES                      $ 27,336
CHARGES -
DEALERS'
PORTION

 DEFERRED                   $ 22,382
SALES
CHARGES
WITHHELD
 BY FDC

 EXCHANGE                   $ 54,030
FEES
WITHHELD
BY FSC

 EXPENSE                    $ 64,735
REDUCTIONS
 DIRECTED
BROKERAGE
ARRANGEM
ENTS

  CUSTODIA                   1,301
N CREDITS

  TRANSFER                  $ 304
AGENT
CREDITS

                            $ 66,340

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS      $ 3,040,458     $ 4,110,757
NET
INVESTMENT
INCOME

 NET             52,835,863      12,598,841
REALIZED
GAIN (LOSS)

 CHANGE IN       34,220,552      21,791,297
NET
UNREALIZED
APPRECIATI
ON
(DEPRECIATI
ON)

 NET             90,096,873      38,500,895
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
OPERATIO
NS

DISTRIBUTIONS    (3,324,884)     (3,870,074)
TO
SHAREHOLD
ERS
FROM NET
INVESTMENT
INCOME

 FROM NET        (43,053,193)    (20,286,738)
REALIZED
GAIN

 TOTAL           (46,378,077)    (24,156,812)
DISTRIBUTIO
NS

SHARE            235,594,493     128,552,346
TRANSACTIO
NS
NET
PROCEEDS
FROM SALES
OF SHARES

 REINVESTM       45,039,264      23,344,588
ENT OF
DISTRIBUTIO
NS

 COST OF         (179,495,059)   (176,372,790)
SHARES
REDEEMED

 NET             101,138,698     (24,475,856)
INCREASE
(DECREAS
E) IN NET
ASSETS
RESULTING
FROM
SHARE
TRANSACTI
ONS

 REDEMPTIO       225,357         208,569
N FEES

  TOTAL          145,082,851     (9,923,204)
INCREASE
(DECREASE)
IN NET
ASSETS

NET ASSETS

 BEGINNING       256,844,376     266,767,580
OF PERIOD

 END OF         $ 401,927,227   $ 256,844,376
PERIOD
(INCLUDIN
G
UNDISTRIB
UTED NET
INVESTME
NT
INCOME
OF
$677,4
87 AND
$1,654,
360,
RESPECTIV
ELY)

OTHER
INFORMATION
SHARES

 SOLD            4,622,639       2,986,768

 ISSUED IN       950,425         570,027
REINVESTME
NT OF
DISTRIBUTIO
NS

 REDEEMED        (3,646,680)     (4,168,871)

 NET             1,926,384       (612,076)
INCREASE
(DECREASE)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         YEARS ENDED FEBRUARY 28,        YEAR ENDED    YEARS ENDED FEBRUARY 28,
                                                         FEBRUARY 29,

SELECTED PER-SHARE DATA  1998                      1997  1996          1995                      1994


NET ASSET      $ 45.97    $ 43.03    $ 34.88    $ 36.61    $ 41.49
VALUE,
BEGINNING
OF PERIOD

INCOME FROM
INVESTMENT
OPERATION
S

 NET            .54        .73        1.10       1.13       1.33
INVESTMENT
INCOME C

 NET            14.83      6.41       7.86       (1.17)     (.16)
REALIZED
AND
UNREALIZED
GAIN (LOSS)

 TOTAL FROM     15.37      7.14       8.96       (.04)      1.17
INVESTMENT
OPERATIONS

LESS
DISTRIBUTIO
NS

 FROM NET       (.58)      (.70)      (.84)      (1.05)     (1.13)
INVESTMENT
INCOME

 FROM NET       (7.30)     (3.54)     -          (.67)      (4.94)
REALIZED
GAIN

 TOTAL          (7.88)     (4.24)     (.84)      (1.72)     (6.07)
DISTRIBUTIO
NS

REDEMPTION      .04        .04        .03        .03        .02
FEES
ADDED TO
PAID IN
CAPITAL

NET ASSET      $ 53.50    $ 45.97    $ 43.03    $ 34.88    $ 36.61
VALUE, END
OF PERIOD

TOTAL           36.20%     18.13%     25.82%     .21%       2.53%
RETURN A, B

RATIOS AND
SUPPLEME
NTAL DATA

NET ASSETS,    $ 401,927  $ 256,844  $ 266,768  $ 237,635  $ 250,522
END OF
PERIOD
(000
OMITTED)

RATIO OF        1.33%      1.47%      1.39%      1.43%      1.36%
EXPENSES
TO AVERAGE
NET ASSETS

RATIO OF        1.30% D    1.46% D    1.38% D    1.42% D    1.35% D
EXPENSES
TO AVERAGE
NET ASSETS
AFTER
EXPENSE
REDUCTIONS

RATIO OF NET    1.11%      1.73%      2.76%      3.24%      3.11%
INVESTMENT
INCOME TO
AVERAGE
NET ASSETS

PORTFOLIO       78%        31%        65%        24%        61%
TURNOVER
RATE

AVERAGE        $ .0106    $ .0287
COMMISSIO
N RATE E




A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
 THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C NET INVESTMENT
INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD. D FMR OR THE FUND HAS ENTERED INTO VARYING
 ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.


MONEY MARKET PORTFOLIO
PERFORMANCE


PERFORMANCE
To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. Load adjusted returns include a 3.00% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                     PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998                 YEAR    YEARS   YEARS

SELECT MONEY MARKET               5.26%   24.88%  71.10%

SELECT MONEY MARKET               2.10%   21.13%  65.97%
(LOAD ADJ.)

ALL TAXABLE                       5.14%   24.44%  69.99%
MONEY MARKET FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050 without including the effect of the 3% sales charge. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of 885 all taxable money market funds with similar objectives tracked by IBC Financial Data, Inc. over the past one year.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1  PAST 5  PAST 10
FEBRUARY 28, 1998            YEAR    YEARS   YEARS

SELECT MONEY MARKET          5.26%   4.54%   5.52%

SELECT MONEY MARKET          2.10%   3.91%   5.20%
(LOAD ADJ.)

ALL TAXABLE                  5.14%   4.47%   5.44%
MONEY MARKET FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.
YIELD
ROW: 1, COL: 1, VALUE: 5.270000000000001
ROW: 1, COL: 2, VALUE: 5.07
ROW: 1, COL: 3, VALUE: 2.58
ROW: 2, COL: 1, VALUE: 5.45
ROW: 2, COL: 2, VALUE: 5.09
ROW: 2, COL: 3, VALUE: 2.62
ROW: 3, COL: 1, VALUE: 5.09
ROW: 3, COL: 2, VALUE: 5.04
ROW: 3, COL: 3, VALUE: 2.67
ROW: 4, COL: 1, VALUE: 5.119999999999999
ROW: 4, COL: 2, VALUE: 5.02
ROW: 4, COL: 3, VALUE: 2.66
ROW: 5, COL: 1, VALUE: 4.71
ROW: 5, COL: 2, VALUE: 4.8
ROW: 5, COL: 3, VALUE: 2.63
6% -
4% -
2% -
0%
MONEY MARKET
ALL TAXABLE
MONEY MARKET
FUNDS AVERAGE
MMDA
  3/3/98 12/2/97 9/2/97 6/3/97 2/25/97
SELECT
MONEY MARKET 5.27% 5.45% 5.09% 5.12% 4.71%
All Taxable
Money Market
Funds Average 5.07% 5.09% 5.04% 5.02% 4.80%
  2/25/98 12/3/97 9/3/97 5/28/97 2/26/97
 MMDA 2.58% 2.62% 2.67% 2.66% 2.63%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account average (MMDA). Figures for the all taxable money market funds average are from IBC Financial Data, Inc. The MMDA average is supplied by BANK RATE MONITOR.(Trademark)

COMPARING PERFORMANCE
There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.
(checkmark)
MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



John Todd,
Portfolio Manager
of Fidelity Select
Money Market Portfolio
Q. JOHN, WHAT HAS THE INVESTING ENVIRONMENT BEEN LIKE OVER THE PAST 12
MONTHS?
A. The economy was very strong at the beginning of the period. In fact, most market observers expected the Federal Reserve Board to raise short-term interest rates to slow the economy in order to head off inflation - and it did. At the end of March 1997, the Fed raised the target for the fed funds rate - the rate banks charge each other for overnight loans - to 5.50% from 5.25%. However, the economy began to show some signs of cooling off in the middle of 1997 and most of the inflation indicators, such as the producer price index (PPI) - a measure of wholesale prices - and the consumer price index (CPI), were trending down. At that point, many market observers began to take this data as evidence that the Fed would not raise interest rates further. However, when a true economic slowdown failed to materialize in the late summer months, prices for money market securities began to price in higher rates. And just when market observers again began to expect an interest-rate hike, news of currency crises and bank failures in several Southeast Asian countries emerged. The general fear that the localized financial turmoil in Asia would spread globally caused a major sell-off in U.S. equity markets in late October. Consequently, rates generally fell and the prospects of further interest-rate increases were priced out of the market.
Q. WHAT HAPPENED NEXT?
A. Talk of an interest-rate cut actually began to circulate, as fears of a slowdown in exports emerged following the drastic cheapening of Asian goods. This sentiment prevailed until the end of February 1998, when Fed Chairman Alan Greenspan said the risks were balanced - meaning the strong economy and tight labor market, along with the global effects of the Asian financial crisis, created a state of equilibrium. Greenspan's comments disposed of the notion of lower interest rates and left a reality of steady monetary policy for the near future.
Q. WHAT WAS YOUR STRATEGY?
A. At the beginning of the period, the fund's average maturity was 66 days - longer than the average of its peers - because I was buying six-month and one-year securities to lock in attractive longer-term rates. As the yield curve flattened - meaning little difference existed between short-term and long-term money market rates - I shortened the fund's maturity by investing in one-month and two- month securities because the longer-term notes weren't offering attractive yields. At that point, the fund's average maturity dropped to about 48 days. Finally, when short-term rates started to fall early in 1998, I again purchased attractive longer-term securities, leaving the fund's average maturity at 70 days at the end of the period.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on February 28, 1998, was 5.26%, compared to 4.75% 12 months ago. For the 12 months that ended February 28, 1998, the fund had a total return of 5.26%, compared to 5.14% for the all taxable money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. I believe that we will see a continuance of stable interest rates throughout the first half of 1998. However, when all is said and done, I think the effect of Asia's financial difficulties on the U.S. economy will likely be marginal. As such, a prolonged tight labor market should emerge as the stronger of the two factors in influencing monetary policy. Consequently, I expect market sentiment will shift back toward expectations of higher interest rates later in 1998.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: August 30, 1985
FUND NUMBER: 085
TRADING SYMBOL: FSMMKT
SIZE: as of February 28, 1998, more than $584 million
MANAGER: John Todd, since 1991; manager,
Fidelity Daily Income Trust, since 1997; Fidelity
Cash Reserves, since 1997; Spartan Money
Market Fund, since 1989; short-term and money market investments for the Fidelity Asset Manager funds, since 1996; joined Fidelity in 1981
(checkmark)
MONEY MARKET PORTFOLIO
INVESTMENTS FEBRUARY 28, 1998

Showing Percentage of Total Value of Investment in Securities


 CERTIFICATES OF DEPOSIT - 41.0%
  ANNUALIZED YIELD
 DUE AT TIME OF PRINCIPAL VALUE
 DATE PURCHASE AMOUNT (NOTE 1)
DOMESTIC CERTIFICATES OF DEPOSIT - 0.8%
WACHOVIA BANK, NA
9/17/98 5.56% (a) $ 5,000,000 $ 4,997,954
NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 36.7%
ABN-AMRO BANK NV
3/2/98 5.68  5,000,000  5,000,000
BANK OF MONTREAL, CANADA
5/4/98 5.52  5,000,000  5,000,000
BANK OF TOKYO - MITSUBISHI LTD.
4/20/98 6.03  7,000,000  7,000,000
BANQUE NATIONALE DE PARIS
6/4/98 5.52  5,000,000  5,000,000
BARCLAYS BANK, PLC
3/2/98 5.80  10,000,000  10,000,000
5/20/98 5.52  10,000,000  10,000,000
BAYERISCHE LANDESBANK GIROZENTRALE
3/26/98 5.53  25,000,000  25,000,000
7/17/98 5.90  5,000,000  4,999,259
BAYERISCHE VEREINSBANK AG
5/4/98 5.66  5,000,000  5,000,000
12/18/98 5.60  15,000,000  15,024,636
CANADIAN IMPERIAL BANK OF COMMERCE
8/11/98 5.52  9,000,000  9,007,684
10/6/98 5.52  20,000,000  20,020,482
CREDIT AGRICOLE INDOSUEZ
5/20/98 5.52  3,000,000  3,000,000
10/19/98 5.97  5,000,000  4,997,874
DEUTSCHE BANK, AG
4/14/98 6.25  25,000,000  24,997,127
10/26/98 6.00  15,000,000  14,994,369
LANDESBANK HESSEN-THURINGEN
6/30/98 5.79  17,000,000  17,003,429
RABOBANK NEDERLAND, COOP CENTRAL
3/20/98 6.00  5,000,000  4,999,925
3/24/98 6.05  5,000,000  4,999,819
ROYAL BANK OF CANADA
9/17/98 5.53  5,000,000  5,006,352
SANWA BANK LTD. JAPAN
4/20/98 6.20  4,000,000  4,000,000
4/27/98 6.25  2,000,000  2,000,000
SOCIETE GENERALE, FRANCE
3/9/98 5.81  5,000,000  5,000,000
3/9/98 5.85  5,000,000  5,000,000
8/24/98 5.55  5,000,000  5,000,000
SWISS BANK CORP.
8/19/98 5.91  5,000,000  4,999,104
8/28/98 5.97  5,000,000  4,998,821
  232,048,881
LONDON BRANCH, EURODOLLAR, DOMESTIC BANKS - 0.8%
NATIONSBANK, NA
9/14/98 5.55  5,000,000  5,000,000
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 2.7%
DEN DANSKE BANK GROUP A/S
4/3/98 5.75  10,000,000  10,002,362
RABOBANK NEDERLAND, COOP CENTRAL
3/9/98 5.96  5,000,000  4,999,948

  ANNUALIZED YIELD
 DUE AT TIME OF PRINCIPAL VALUE
 DATE PURCHASE AMOUNT (NOTE 1)
WESTPAC BANKING CORP.
3/9/98 5.81% $ 2,000,000 $ 2,000,007
  17,002,317
TOTAL CERTIFICATES OF DEPOSIT    259,049,152
COMMERCIAL PAPER - 29.5%
ASSOCIATES CORP. OF NORTH AMERICA
5/20/98 5.53  5,000,000  4,939,333
BANK OF MONTREAL, CANADA
5/13/98 5.53  10,000,000  9,889,385
BMW U.S. CAPITAL CORP.
4/21/98 5.52  5,000,000  4,961,467
CITIBANK CREDIT CARD MASTER TRUST I (DAKOTA CERTIFICATE PROGRAM) 3/2/98 5.70 15,000,000 14,997,625
5/20/98 5.55  5,000,000  4,939,222
COMMONWEALTH BANK OF AUSTRALIA
3/16/98 5.70  2,000,000  1,995,383
7/28/98 5.51  25,000,000  24,445,389
DAIMLER-BENZ NORTH AMERICA CORP.
5/7/98 5.52  2,000,000  1,979,695
DRESDNER U.S. FINANCE, INC.
3/2/98 5.53  5,000,000  4,999,235
EIGER CAPITAL CORP.
3/24/98 5.53  5,000,000  4,982,431
ENTERPRISE FUNDING CORP.
3/30/98 5.87  5,000,000  4,976,719
FORD MOTOR CREDIT CO.
5/11/98 5.53  5,000,000  4,946,158
GENERAL ELECTRIC CAPITAL CORP.
8/4/98 5.54  10,000,000  9,766,433
GENERAL ELECTRIC CO.
3/16/98 5.53  5,000,000  4,988,542
GENERAL MOTORS ACCEPTANCE CORP.
3/9/98 5.84  10,000,000  9,987,267
5/27/98 5.57  5,000,000  4,933,783
5/28/98 5.57  5,000,000  4,933,022
MATTERHORN CAPITAL CORP. (LOC UNION BANK OF SWITZERLAND)
3/24/98 5.53  5,000,000  4,982,431
3/24/98 5.55  6,126,000  6,104,396
MERRILL LYNCH & CO., INC.
3/16/98 5.73  2,000,000  1,995,358
NEW CENTER ASSET TRUST
3/19/98 5.83  5,000,000  4,985,625
5/18/98 5.55  5,000,000  4,940,742
NORFOLK SOUTHERN CORP.
3/4/98 5.68  2,000,000  1,999,058
4/1/98 5.68  2,000,000  1,990,269
NORWEST CORP.
3/2/98 5.68  20,000,000  19,996,845
TEXTRON, INC.
3/31/98 5.65  1,500,000  1,493,000
UBS FINANCE (DELAWARE), INC.
3/2/98 5.68  14,980,000  14,977,637
TOTAL COMMERCIAL PAPER   186,126,450
FEDERAL AGENCIES - 5.5%
  ANNUALIZED YIELD
 DUE AT TIME OF PRINCIPAL VALUE
 DATE PURCHASE AMOUNT (NOTE 1)
FANNIE MAE - AGENCY COUPONS - 0.8%
3/13/98 5.84% (a) $ 5,000,000 $ 4,999,318
FREDDIE MAC - DISCOUNT NOTES - 4.7%
3/10/98 5.65 (a)  29,605,000  29,563,627
TOTAL FEDERAL AGENCIES   34,562,945
BANK NOTES - 5.2%
BANC ONE, NA
3/3/98 5.68 (a)  6,000,000  5,998,848
KEY BANK NATIONAL ASSOCIATION
3/24/98 5.58 (a)  4,000,000  3,999,072
MORGAN GUARANTY TRUST CO., NY
3/2/98 5.75 (a)  5,000,000  4,999,801
NATIONSBANK, NA
10/19/98 5.54  5,000,000  5,000,000
12/22/98 5.54  5,000,000  5,010,285
PNC BANK, NA
3/27/98 5.59 (a)  3,000,000  2,999,583
4/16/98 5.58 (a)  5,000,000  4,997,445
TOTAL BANK NOTES   33,005,034
MASTER NOTES (A) - 2.1%
J.P. MORGAN SECURITIES, INC.
3/6/98 5.60  13,000,000  13,000,000
MEDIUM-TERM NOTES (A) - 1.9%
MERRILL LYNCH & CO., INC.
3/2/98 5.74   3,000,000  2,999,825
MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
3/2/98 5.89  5,000,000  5,000,000
NORWEST CORP.
4/22/98 5.67  4,000,000  4,000,000
TOTAL MEDIUM-TERM NOTES   11,999,825
SHORT-TERM NOTES (A) - 5.5%
LIQUID ASSET BACKED SECURITIES TRUST (1997-5) (B)
3/17/98 5.61  6,000,000  6,000,000
SMM TRUST (1997-P) (B)
3/16/98 5.63  2,000,000  2,000,000
SMM TRUST (1997-X) (B)
3/12/98 5.63  6,000,000  6,000,000
STRATEGIC MONEY MARKET TRUST (1997-A) (B)
3/23/98 5.91  17,000,000  17,000,000
STRATEGIC MONEY MARKET TRUST (1998-B) (B)
3/5/98 5.63  4,000,000  4,000,000
TOTAL SHORT-TERM NOTES   35,000,000
TIME DEPOSITS - 1.7%
  ANNUALIZED YIELD
 DUE AT TIME OF PRINCIPAL VALUE
 DATE PURCHASE AMOUNT (NOTE 1)
SUMITOMO BANK, LTD.
3/2/98 5.97% $ 5,000,000 $ 5,000,000
3/13/98 5.84  1,000,000  1,000,000
4/3/98 6.25  5,000,000  5,000,000
TOTAL TIME DEPOSITS   11,000,000
REPURCHASE AGREEMENTS - 7.6%
 MATURITY VALUE
 AMOUNT (NOTE 1)
In a joint trading account
 (U.S. Government Obligations):
 dated 2/27/98 due 3/2/98
  At 5.70%  $ 47,981,785  47,959,000
TOTAL INVESTMENTS - 100%  $ 631,702,406
TOTAL COST FOR INCOME TAX PURPOSES - $631,702,406
LEGEND
1.The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2.Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $35,000,000 or 6.0% of net assets.
OTHER INFORMATION
The fund participated in the interfund lending program as a lender. The maximum loan and average daily balances during the period for which the loan was outstanding amounted to $21,034,000. The weighted average interest rate was 5.8%. Interest income includes $3,363 earned under the interfund lending program (see Note 5 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1998, the fund had a capital loss carryforward of approximately $5,400 all of which will expire on February 28, 2006. MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1998

ASSETS

INVESTMENT IN                             $ 631,702,406
SECURITIES, AT VALUE
(INCLUDING
REPURCHASE
AGREEMENTS OF
$47,959,000) -
SEE ACCOMPANYING
SCHEDULE

RECEIVABLE FOR                             4,740,903
INVESTMENTS SOLD

RECEIVABLE FOR FUND                        32,922,484
SHARES SOLD

INTEREST RECEIVABLE                        6,818,835

 TOTAL ASSETS                              676,184,628

LIABILITIES

PAYABLE TO CUSTODIAN         $ 143
BANK

PAYABLE FOR                   9,740,903
INVESTMENTS
PURCHASED

PAYABLE FOR FUND              81,322,499
SHARES REDEEMED

ACCRUED MANAGEMENT            105,389
FEE

OTHER PAYABLES AND            97,152
ACCRUED EXPENSES

 TOTAL LIABILITIES                         91,266,086

NET ASSETS                                $ 584,918,542

NET ASSETS CONSIST OF:

PAID IN CAPITAL                           $ 584,924,774

ACCUMULATED NET                            (6,232)
REALIZED GAIN (LOSS)
ON INVESTMENTS

NET ASSETS, FOR                           $ 584,918,542
584,906,647
SHARES OUTSTANDING

NET ASSET VALUE,                           $1.00
OFFERING PRICE
AND REDEMPTION
PRICE PER SHARE
($584,918,542 (DIVIDED BY)
584,906,647
SHARES)

MAXIMUM OFFERING                           $1.03
PRICE  PER SHARE
(100/97.00 OF
$1.00)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1998

INTEREST INCOME                    $ 46,435,228

EXPENSES

MANAGEMENT FEE        $ 1,715,272

TRANSFER AGENT FEES    1,978,153

ACCOUNTING FEES AND    111,447
EXPENSES

NON-INTERESTED         5,594
TRUSTEES'
COMPENSATION

CUSTODIAN FEES AND     32,618
EXPENSES

REGISTRATION FEES      693,752

AUDIT                  41,578

LEGAL                  4,494

MISCELLANEOUS          14,006

 TOTAL EXPENSES        4,596,914
BEFORE REDUCTIONS

 EXPENSE REDUCTIONS    (3,763)      4,593,151

NET INTEREST INCOME                 41,842,077

NET REALIZED GAIN                   (6,232)
(LOSS)
 ON INVESTMENTS

NET INCREASE IN NET                $ 41,835,845
ASSETS RESULTING
FROM OPERATIONS

OTHER INFORMATION,                 $ 2,402,715
SALES CHARGES PAID
TO FDC

 SALES CHARGES -                   $ 179,402
DEALERS PORTION

 DEFERRED SALES                    $ 95,881
CHARGES WITHHELD
 BY FDC

 EXPENSE REDUCTIONS                $ 3,763
 TRANSFER AGENT
CREDITS

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS  YEAR ENDED    YEAR ENDED
                                   FEBRUARY 28,  FEBRUARY 28,
                                   1998          1997

OPERATIONS              $ 41,842,077      $ 38,377,980
NET INTEREST INCOME

 NET REALIZED GAIN       (6,232)           9,751
(LOSS)

 NET INCREASE            41,835,845        38,387,731
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

DISTRIBUTIONS TO         (41,842,077)      (38,377,980)
SHAREHOLDERS FROM
NET INTEREST INCOME

SHARE TRANSACTIONS AT    7,445,369,611     7,030,225,686
NET ASSET VALUE OF
$1.00 PER SHARE
PROCEEDS FROM SALES
OF SHARES

 REINVESTMENT OF         38,682,466        35,577,810
DISTRIBUTIONS FROM
NET INTEREST INCOME

 COST OF SHARES          (7,747,295,187)   (6,828,466,797)
REDEEMED

 NET INCREASE            (263,243,110)     237,336,699
(DECREASE) IN NET
ASSETS AND
SHARES RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE         (263,249,342)     237,346,450
(DECREASE) IN NET
ASSETS

NET ASSETS

 BEGINNING OF PERIOD     848,167,884       610,821,434

 END OF PERIOD          $ 584,918,542     $ 848,167,884

SEE ACCOMPANYING
NOTES WHICH ARE AN
INTEGRAL PART OF THE
FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                         YEARS ENDED         YEAR ENDED    YEARS ENDED
                         FEBRUARY 28,        FEBRUARY 29,  FEBRUARY 28,

SELECTED PER-SHARE DATA  1998          1997  1996          1995          1994



SELECTED PER-SHARE
DATA

NET ASSET VALUE,        $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
BEGINNING OF PERIOD

INCOME FROM              .051       .049       .054       .042       .026
INVESTMENT
OPERATIONS
NET INTEREST INCOME



LESS DISTRIBUTIONS

 FROM NET INTEREST       (.051)     (.049)     (.054)     (.042)     (.026)
INCOME

NET ASSET VALUE, END    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
OF PERIOD

TOTAL RETURN A           5.26%      5.02%      5.56%      4.28%      2.62%

RATIOS AND
SUPPLEMENTAL DATA

NET ASSETS, END OF      $ 584,919  $ 848,168  $ 610,821  $ 573,144  $ 518,657
PERIOD (000
OMITTED)

RATIO OF EXPENSES TO     .56%       .56%       .59%       .65%       .72%
AVERAGE NET ASSETS

RATIO OF NET INTEREST    5.13%      4.92%      5.39%      4.19%      2.59%
INCOME TO AVERAGE
NET ASSETS



A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED FEBRUARY 28, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Select Portfolios (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The trust has thirty-eight equity funds (the fund or the funds) which invest primarily in securities of companies whose principal business activities fall within specific industries, and a money market fund which invests in high quality money market instruments. Each fund is authorized to issue an unlimited number of shares. The American Gold Portfolio and the Precious Metals and Minerals Portfolio may also invest in certain precious metals. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION:
EQUITY FUNDS. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Direct investments in precious metals in the form of bullion are valued at the most recent bid price quoted by a major bank on the New York Commodities Exchange.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund (except for Cyclical Industries Portfolio, Natural Resources Portfolio and Business Services and Outsourcing Portfolio) is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.
Cyclical Industries Portfolio, Natural Resources Portfolio and Business Services and Outsourcing Portfolio intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. By so qualifying, each fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME:
EQUITY FUNDS. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
MONEY MARKET FUND. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying, Business Services and Outsourcing Portfolio and shares of Business Services and Outsourcing Portfolio for distribution under federal and state securities law. These expenses are borne by Business Services and Outsourcing Portfolio and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income for the money market fund. Distributions are recorded on the ex-dividend date for all other funds.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, non-taxable dividends, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, accumulated net investment loss, distributions in excess of net investment income, and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION(TRADING) FEES. Shares redeemed (including exchanges) from an equity fund are subject to redemption(trading) fees. Shares held less than 30 days are subject to a short-term redemption(trading) fee equal to .75% of the net asset value of shares redeemed. Shares held 30 days or more are subject to a long-term redemption(trading) fee equal to the lesser of $7.50 or .75% of the net asset value of shares redeemed. The fees, which are retained by the fund, are accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc.
(FIMM) (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying statements.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee.
For each equity fund, the monthly fee is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is
 .30%. For the period, the management fee was equivalent to an annual rate that ranged from .59% to .61% of average net assets for the equity funds.
For the money market fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .03%. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time, the fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the management fee was equivalent to an annual rate of
 .21% of the fund's average net assets.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of each fund. FDC received a sales charge of up to 3% for selling shares of each fund. Prior to October 12, 1990, FDC received a sales charge of up to 2% and a 1% deferred sales charge. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). The amounts received by FDC for sales charges and deferred sales charges, a portion of which was paid to securities dealers, banks and other financial institutions ("Dealers' Portion"), are shown under the caption "Other Information" on each fund's Statement of Operations.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
EXCHANGE FEES. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of an equity fund to any other Fidelity Select fund or to any other Fidelity fund. The exchange fees retained by FSC are shown under the caption "Other Information" on each fund's Statement of Operations.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
5. INTERFUND LENDING PROGRAM.
Each fund is permitted to participate in the interfund lending program. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. SECURITY LENDING.
Certain equity funds loaned securities to brokers who paid the funds negotiated lenders' fees. These fees are included in interest income. Each applicable fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. The borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral. Information regarding the value of the securities loaned and the value of collateral at period end are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
7. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
8. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the funds' operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 2.50% of average net assets. FMR retains the ability to be repaid by the fund for these expense reductions in the amount that expenses fall below the limit prior to the end of the fiscal year. For the period, the reimbursement reduced expenses by $9,992 for Construction and Housing Portfolio, $94,820 for Cyclical Industries Portfolio, $82,775 for Natural Resources Portfolio and $23,611 for Business Services and Outsourcing Portfolio.
FMR has directed certain portfolio trades to brokers who paid a portion of certain equity fund's expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash
8. EXPENSE REDUCTIONS - CONTINUED
balances were used to reduce a portion of each applicable fund's expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
9. BENEFICIAL INTEREST.
At the end of the period, FMR Capital, an affiliate of FMR, was record owner of more than 5% of the outstanding shares, and certain unaffiliated shareholders were record owners of 10% or more of the total outstanding shares of the following funds:
BENEFICIAL INTEREST
  NUMBER OF
 FMR CAPITAL UNAFFILIATED % OF UNAFFILIATED
FUND % OF OWNERSHIP SHAREHOLDERS OWNERSHIP
Air Transportation - 1 13.1%
Business Services
 and Outsourcing 7.3% 1 11.0%
Cyclical Industries 31.3% - -
Natural Resources 14.5% - -
10. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which a fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of Fidelity Select Portfolios:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the thirty-nine funds constituting Fidelity Select Portfolios at February 28, 1998, the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodians and the application of alternative auditing procedures where securities purchased were not yet received by the custodians, provide a reasonable basis for the opinion expressed above.
/s/Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
April 13, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Select Portfolios voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income for each of the following funds:
      LONG TERM
    SHORT TERM LONG TERM CAPITAL GAINS BREAK DOWN
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS CAPITAL GAINS 28% RATE
20% RATE
Air Transportation 12/22/97 12/19/97 - $1.43 - - -
  4/6/98 4/3/98 - $0.21 - - -
American Gold 4/7/97 4/4/97 - - $1.29 100.00% -
Automotive 4/7/97 4/4/97 $0.06 - $0.86 100.00% -
  12/22/97 12/19/97 $0.02 $1.47 $0.76 97.35% 2.65%
  4/13/98 4/9/98 $0.02 $1.37 $0.79 68.23% 31.77%
Biotechnology 4/7/97 4/4/97 - $0.07 $0.52 100.00% -
  12/15/97 12/12/97 - - $4.12 27.86% 72.14%
  4/6/98 4/3/98 - $0.63 $1.46 22.19% 77.81%
Brokerage & Investment 4/7/97 4/4/97 $0.01 $0.01 $0.03 100.00% -
  12/22/97 12/19/97 $0.08 $0.28 $0.29 82.85% 17.15%
  4/6/98 4/3/98 $0.01 $0.32 $0.20 75.00% 25.00%
Business Services & Outsourcing 4/13/98 4/9/98 - $0.01 - - -
Chemicals 4/7/97 4/4/97 $0.01 $0.01 $0.02 100.00% -
  12/22/97 12/19/97 - $0.55 $3.95 12.46% 87.54%
  4/6/98 4/3/98 - $0.09 $0.91 38.02% 61.98%
Computers 4/7/97 4/4/97 - $3.14 $0.65 100.00% -
  12/22/97 12/19/97 - $8.64 $0.96 79.36% 20.64%
Construction & Housing 4/7/97 4/4/97 $0.02 $1.13 $1.04 100.00% -
  12/22/97 12/19/97 - $1.66 $0.04 100.00% -
  4/13/98 4/9/98 - $0.06 - - -
Consumer Industries 12/22/97 12/19/97 - $1.45 $0.07 30.34% 69.66%
  4/13/98 4/9/98 - $0.66 $0.08 91.25% 8.75%
Cyclical Industries 12/15/97 12/12/97 - $0.46 - - -
  4/13/98 4/9/98 - $0.09 - - -
Defense & Aerospace 4/7/97 4/4/97 - $0.33 $0.06 100.00% -
  12/22/97 12/19/97 - $2.45 $0.20 16.61% 83.39%
Developing Communications 12/22/97 12/19/97 - $3.75 $0.60 54.28%
45.72%
  4/13/98 4/9/98 - $0.06 $0.01 50.00% 50.00%
Electronics 4/7/97 4/4/97 - $3.24 $0.01 100.00% -
  12/15/97 12/12/97 - $6.90 $0.05 83.15% 16.85%
Energy 4/7/97 4/4/97 $0.03 $0.12 $0.88 100.00% -
  12/15/97 12/12/97 $0.06 $1.09 $2.00 19.94% 80.06%
  4/6/98 4/3/98 $0.01 $0.11 $0.30 22.67% 77.33%
Energy Service 4/7/97 4/4/97 - $0.83 $0.38 100.00% -
  12/15/97 12/12/97 - $0.31 $0.33 55.68% 44.32%
  4/6/98 4/3/98 - $0.64 $1.07 48.22% 51.78%
Financial Services 4/7/97 4/4/97 $0.19 $1.23 $2.23 100.00% -
  12/15/97 12/12/97 $0.45 $2.10 $4.95 60.26% 39.74%
  4/6/98 4/3/98 $0.19 $2.27 $7.77 29.96% 70.04%
      LONG TERM
    SHORT TERM LONG TERM CAPITAL GAINS BREAK DOWN
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS CAPITAL GAINS 28% RATE
20% RATE
Food & Agriculture 4/7/97 4/4/97 $0.14 $1.09 $1.59 100.00% -
  12/15/97 12/12/97 $0.23 $0.62 $1.65 25.08% 74.92%
  4/6/98 4/3/98 $0.05 $0.44 $2.42 37.98% 62.02%
Health Care 4/7/97 4/4/97 $0.10 $1.38 $4.90 100.00% -
  12/15/97 12/12/97 $0.15 $2.40 $12.05 31.15% 68.85%
  4/6/98 4/3/98 $0.09 $1.28 $1.99 38.64% 61.36%
Home Finance 4/14/97 4/11/97 $0.14 $0.76 $1.73 100.00% -
  12/22/97 12/19/97 $0.15 $1.20 $2.15 71.04% 28.96%
  4/13/98 4/9/98 $0.07 $0.50 $0.88 62.16% 37.84%
Industrial Equipment 4/14/97 4/11/97 $0.02 $1.29 $0.57 100.00% -
  12/15/97 12/12/97 - $2.80 $0.60 57.18% 42.82%
Industrial Materials 4/14/97 4/11/97 $0.03 $1.56 $0.44 100.00% -
  12/15/97 12/12/97 - $1.55 $0.45 90.95% 9.05%
Insurance 4/14/97 4/11/97 - $1.01 $0.43 100.00% -
  12/15/97 12/12/97 - $1.35 $0.75 73.23% 26.77%
  4/13/98 4/9/98 - $2.26 $0.82 74.51% 25.49%
Leisure 4/14/97 4/11/97 - $1.05 $1.16 100.00% -
  12/15/97 12/12/97 - $2.75 $1.50 67.01% 32.99%
  4/6/98 4/3/98 - $1.13 $0.39 43.33% 56.67%
Medical Delivery 4/14/97 4/11/97 - $0.29 $1.74 100.00% -
  12/15/97 12/12/97 - $0.45 $2.75 38.14% 61.86%
  4/13/98 4/9/98 - $0.23 $1.11 29.37% 70.63%
Multimedia 4/14/97 4/11/97 - - $0.55 100.00% -
  12/15/97 12/12/97 - - $0.97 44.67% 55.33%
  4/13/98 4/9/98 - $0.84 $1.35 33.85% 66.15%
Natural Gas 4/14/97 4/11/97 - $0.01 $0.32 100.00% -
Paper & Forest Products 4/14/97 4/11/97 $0.04 $0.26 $0.25 100.00% -
  12/8/97 12/5/97 - $0.61 $0.95 47.09% 52.91%
  4/13/98 4/9/98 - $0.19 $0.25 27.20% 72.80%
Regional Banks 4/14/97 4/11/97 $0.03 $0.06 $0.08 100.00% -
  12/8/97 12/5/97 $0.25 $0.27 $0.82 19.71% 80.29%
  4/13/98 4/9/98 $0.08 $0.02 $0.53 10.19% 89.81%
Retailing 4/14/97 4/11/97 - $0.24 $0.11 100.00% -
  12/8/97 12/5/97 - $0.08 $0.08 100.00% -
  4/13/98 4/9/98 - $0.03 $0.66 69.39% 30.61%
Software & Computer Services 4/14/97 4/11/97 - $2.22 $0.24 100.00% -
  12/8/97 12/5/97 - $3.58 $0.57 47.01% 52.99%
  4/6/98 4/3/98 - $0.11 $0.08 12.50% 87.50%
Technology 4/14/97 4/11/97 - $6.05 $1.11 100.00% -
  12/8/97 12/5/97 - $8.42 $0.11 48.15% 51.85%
Telecommunications 4/14/97 4/11/97 - - $1.04 100.00% -
  12/8/97 12/5/97 - $2.90 $2.50 52.92% 47.08%
  4/6/98 4/3/98 - $0.88 $0.81 80.74% 19.26%
      LONG TERM
    SHORT TERM LONG TERM CAPITAL GAINS BREAK DOWN
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS CAPITAL GAINS 28% RATE
20% RATE
Transportation 4/14/97 4/11/97 - $0.14 $0.25 100.00% -
  12/8/97 12/5/97 - $2.26 $0.15 4.95% 95.05%
  4/13/98 4/9/98 - $0.71 $0.03 - 100.00%
Utilities Growth 4/14/97 4/11/97 $0.19 $0.33 $0.56 100.00% -
  12/15/97 12/12/97 $0.39 $0.96 $5.45 29.71% 70.29%
  4/6/98 4/3/98 $0.05 $0.12 $0.95 9.37% 90.63%
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Investments Money Management, Inc.
 Merrimack, NH, MONEY MARKET FUND
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Fred L. Henning Jr., VICE PRESIDENT, MONEY MARKET FUND
Boyce I. Greer, VICE PRESIDENT, MONEY MARKET FUND
John Todd, VICE PRESIDENT, MONEY MARKET FUND
Thomas D. Maher, ASSISTANT VICE PRESIDENT, MONEY MARKET FUND
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER, MONEY MARKET FUND
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIANS
Brown Brothers Harriman & Co.
Boston, MA
 and
The Bank of New York
New York, NY
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888
* INDEPENDENT TRUSTEES
FIDELITY SELECT PORTFOLIOS
CONSUMER SECTOR
Consumer Industries
Food and Agriculture
Leisure
Multimedia
Retailing
CYCLICALS SECTOR
Air Transportation
Automotive
Chemicals
Cyclical Industries
Construction and Housing
Defense and Aerospace
Environmental Services
Industrial Equipment
Industrial Materials
Paper and Forest Products
Transportation
FINANCIAL SERVICES SECTOR
Brokerage and Investment Management
Financial Services
Home Finance
Insurance
Regional Banks
HEALTH CARE SECTOR
Biotechnology
Health Care
Medical Delivery
Medical Equipment and Systems* *
NATURAL RESOURCES SECTOR
American Gold
Energy
Energy Service
Natural Resources
Precious Metals and Minerals
TECHNOLOGY SECTOR
Business Services and Outsourcing
Computers
Developing Communications
Electronics
Software and Computer Services
Technology
UTILITIES SECTOR
Natural Gas
Telecommunications
Utilities Growth
Money Market
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0111
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress 1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE
* * FUND WILL COMMENCE OPERATIONS ON OR ABOUT 4/28/98


 BULK RATE
U.S. Postage
PAID
Fidelity
Investments
(registered trademark)
P.O. Box 193
Boston, MA 02101